UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 3

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

China Commercial Credit, Inc.

(Exact name of registrant as specified in its charter)

N/A

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (check the appropriate box):

☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: Common Stock

(2)	Aggregate number of securities to which transaction applies: 152,586,795

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $2.7853

(4)	Proposed maximum aggregate value of transaction: $425,000,000

(5)	Total fee paid: $49,257.50

☒	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CHINA COMMERCIAL CREDIT, INC.

No.1 Zhongying Commercial Plaza,

Zhong Ying Road,

Wujiang, Suzhou,

Jiangsu Province, China

TO THE STOCKHOLDERS OF CHINA COMMERCIAL CREDIT, INC.:

You are cordially invited to attend a special meeting of the stockholders of China Commercial Credit, Inc., a Delaware corporation (referred to herein as “CCCR,” the “Company,” “we,” “us” or “our”), which will be held on ____, 2017 at 10:00 a.m., local time, at the offices of Hunter Taubman Fischer & Li, LLC, 1450 Broadway, 26th Floor, New York, NY 10018.

At the special meeting, our shareholders will be asked to consider and vote upon a proposal, which we refer to as the “Acquisition Proposal,” to approve that certain Share Exchange Agreement dated August 9, 2017 (the “Exchange Agreement”) pursuant to which we shall acquire all of the outstanding issued shares of Sorghum Investment Holdings Limited from certain shareholders of Sorghum (collectively, the “Sellers”). We refer to Sorghum Investment Holdings Limited as “Sorghum” and Sorghum and its consolidated subsidiaries collectively as “Sorghum Group” and we refer to such acquisition by us hereafter as the “Acquisition.” Pursuant to the Exchange Agreement, in exchange for 100% of the equity interests of Sorghum, we agreed to issue to the Sellers an aggregate of 152,586,795 shares of our common stock (the “Exchange Shares”).

It is anticipated that, following completion of the Acquisition, CCCR’s existing shareholders will retain an ownership interest of approximately 12 % of the Company, and Sellers will own approximately 88% of the Company, assuming additional 3 million shares of common stock to be issued by CCCR prior to the closing of the Acquisition. A copy of the Exchange Agreement is attached to the accompanying proxy statement as Annex A.

In connection with its evaluation of the Acquisition, the board of directors of CCCR engaged Axiom Capital Management, Inc. (the “Axiom”) to act as its financial advisor. Axiom has rendered its opinion stating that, as of August 10, 2017 and based upon and subject to the assumptions, limitations and qualifications set forth in their opinion, the transactions and stock distributions to CCCR’s stockholders contemplated by the Exchange Agreement were fair, from a financial point of view, to CCCR’s stockholders. The written opinion of Axiom is attached as Annex B to this proxy statement, and you should read it carefully.

In addition, in connection with the Acquisition, we are soliciting your consent to approve an amendment to our Certificate of Incorporation to:

1) approve and adopt an amendment to the Company’s Certificate of Incorporation (the “Charter Amendment”) to change the Company’s corporate name to “Wheat Financial Services GroupWheat Financial Services Group” (the “Name Change” and the “Name Change Proposal”) to better reflect the combined business upon completion of the Acquisition;

2) approve and adopt the Charter Amendment to affect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten and then a forward stock split of our then issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten immediately following the reverse split (the “Reverse Split”) at any time prior to __________, 2017, with the exact ratios to be set at a whole number within this range, as determined by our board of directors in its sole discretion (the “Reverse Split Proposal”);

3) approve and adopt the Charter Amendment to increase the number of shares of common stock that the Company has authority to issue from 100,000,000 to 1,000,000,000 and the number of shares of preferred stock that the Company has authority to issue from 10,000,000 to 100,000,000; and consequently, to increase the total number of shares of all classes of capital stock that the Company has authority to issue from 110,000,000 to 1,100,000,000 (the “Capital Increase” and “Capital Increase Proposal”). A copy of the Charter Amendment is attached to the accompanying proxy as Annex C; and

4) elect Long Yi, Darong Huang, Boling Liu, Weiliang Jie, and Teck Chuan Yeo (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a term of one year (the “Election of Directors” and “Election of Directors Proposal”).

The Acquisition, the Name Change, the Reverse Split, the Capital Increase and the Election of Directors proposals are conditioned upon the adoption of each other.

Although a shareholder meeting may be adjourned without further notice by the chairperson of the meeting pursuant to our Bylaws, our shareholders will also be asked to consider and vote upon the proposal to adjourn the special meeting to a later date, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the meeting, there are not sufficient votes to approve the Acquisition Proposal, which we refer to as the “Adjournment Proposal”.

Each of these proposals is more fully described in the accompanying proxy statement, which each shareholder is encouraged to review carefully.

We are providing this proxy statement and accompanying proxy card to our shareholders in connection with the solicitation of proxies to be voted at the special meeting and at any adjournments or postponements of the special meeting. Whether or not you plan to attend the special meeting, we urge you to read this proxy statement carefully. Please pay particular attention to the section entitled “Risk Factors” commencing on page 16.

Whether or not you plan to attend a special meeting, please take the time to vote by completing and mailing the enclosed proxy card in the enclosed envelope. YOUR VOTE IS VERY IMPORTANT.

NEITHER THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE CCCR COMMON STOCK TO BE ISSUED IN THE ACQUISITION OR DETERMINED IF THIS PROXY STATEMENT IS ACCURATE OR ADEQUATE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Thank you for your participation. We look forward to your continued support.

Sincerely,

[ ], 2017	/s/ Long Yi
Long Yi Chief Financial Officer

The accompanying proxy statement is dated [     ], 2017 and was first mailed to CCCR stockholders on or about [     ], 2017.

CHINA COMMERCIAL CREDIT, INC.

No.1 Zhongying Commercial Plaza,

Zhong Ying Road,

Wujiang, Suzhou,

Jiangsu Province, China

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS.

To Be Held on [●], 2017

YOUR VOTE IS VERY IMPORTANT.

PLEASE VOTE YOUR SHARES PROMPTLY.

NOTICE IS HEREBY GIVEN, that you are cordially invited to attend a special meeting (the “Special Meeting”) of stockholders of China Commercial Credit Inc., to be held at [10:00] a.m., local time, on       ,                            , 2017, at the offices of counsel for CCCR, Hunter Taubman Fischer & Li, LLC, 1450 Broadway, 26th Floor, New York, NY 10018, in order to consider and vote upon:

(1)       The Acquisition Proposal --- to adopt the Exchange Agreement and to approve the Acquisition of Sorghum contemplated by such agreement;

(2)       The Reverse Split Proposal --- to approve and adopt an amendment to our Certificate of Incorporation (“Charter Amendment”) to affect the Reverse Split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to _______, 2017, with the exact ratio to be set at a whole number within this range, as determined by our board of directors in its sole discretion;

(3)       The Capital Increase Proposal --- to approve and adopt an amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock that the Company has authority to issue from 100,000,000 to 1,000,000,000 and the number of shares of preferred stock that the Company has authority to issue from 10,000,000 to 100,000,000; and consequently, to increase the total number of shares of all classes of capital stock that the Company has authority to issue from 110,000,000 to 1,100,000,000;

(4)      The Name Change Proposal --- to approve the Charter Amendment to change the Company’s corporate name to “Wheat Financial Services Group”;

(5)     The Election of Directors Proposal --- to elect Long Yi, Darong Huang, Boling Liu, Weiliang Jie and Teck Chuan Yeo (the “Director Nominees”) to serve on the Company’s Board for a term of one year; and

(6)     The Adjournment Proposal --- to approve the adjournment of the special meeting by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the special meeting, there are not sufficient votes to approve the Acquisition Proposal.

These items of business are described in the attached proxy statement, which we encourage you to read in its entirety before voting. Only holders of record of the Company’s common stock at the close of business on______, 2017 are entitled to notice of the Special Meeting and to vote and have their votes counted at the Special Meeting and any adjournments or postponements of the Special Meeting.

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the Reverse Split Proposal. The affirmative vote of the holders of a majority of votes cast by our shareholders that are present in person or by proxy at the Special Meeting is required to approve the Acquisition Proposal. Election of the director’s proposal requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and who are entitled to vote in the election of directors at the Special Meeting. Approval of the Adjournment Proposal whether or not a quorum is present, requires the affirmative vote of a majority of the votes cast by the holders of shares of CCCR’s common stock entitled to vote.

Although the Name Change Proposal and Capital Increase Proposal in themselves do not need stockholder vote, the Charter Amendment which includes the reverse split will require approval of majority of the outstanding shares of our common stock.

After careful consideration, the Company’s board of directors has determined that the Reverse Split Proposal, the Capital Increase Proposal, the Name Change Proposal, the Acquisition Proposal, the Election of Directors Proposal, and the Adjournment Proposal are fair to and in the best interests of the Company and its stockholders and unanimously recommends that you vote or give instruction to vote:

❑	“FOR” the Acquisition Proposal;
❑	“FOR” the Reverse Split Proposal;
❑	“FOR” the Capital Increase Proposal;

❑	“FOR” the Election of Directors Proposal;

❑	“FOR” the Name Change Proposal; and
❑	“FOR” the Adjournment Proposal, if presented.

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON, WE ENCOURAGE YOU TO SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE (1) BY TELEPHONE, (2) THROUGH THE INTERNET OR (3) BY MARKING, SIGNING AND DATING THE ENCLOSED PROXY CARD AND RETURNING IT IN THE POSTAGE-PAID ENVELOPE PROVIDED. You may revoke your proxy or change your vote at any time before the Special Meeting. If your shares are held in the name of a bank, broker or other nominee, please follow the instructions on the voting instruction card furnished to you by such bank, broker or other nominee, which is considered the stockholder of record, in order to vote. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. Your broker or other agent cannot vote on any of the proposals, including the proposal to approve Reverse Split Proposal, the Capital Increase Proposal, the Election of Directors Proposal, the Name Change Proposal, and the Acquisition Proposal, without your instructions.

If you fail to return your proxy card, grant your proxy electronically over the Internet, or by telephone, or vote by ballot in person at the Special Meeting, your shares will not be counted for purposes of determining whether a quorum is present at the Special Meeting. If you are a stockholder of record, voting in person by ballot at the Special Meeting will revoke any proxy that you previously submitted. If you hold your shares through a bank, broker or other nominee, you must obtain from the record holder a valid “legal” proxy issued in your name in order to vote in person at the Special Meeting.

We encourage you to read the accompanying proxy statement carefully and in its entirety, as well as the documents we file from time to time with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. If you have any questions concerning the Acquisition, the Special Meeting or the accompanying proxy statement, would like additional copies of the accompanying proxy statement or need help voting your shares of common stock, please contact Long Yi at (86) 512 6396-0022.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors,

China Commercial Credit, Inc.

Date: [ ], 2017	By:	/s/ Long Yi
	Name:	Long Yi
	Title:	Chief Financial Officer

 i

 ii

ANNEXES

Annex A	Share Exchange Agreement dated August 9, 2017 between the Company and Sorghum

Annex B	Opinion of Axiom, the Company’s Financial Advisor

Annex C	Certificate of Amendment of Certificate of Incorporation

 iii

QUESTIONS AND ANSWERS ABOUT THE PROPOSAL

The following are answers to some questions that you, as a stockholder of CCCR, may have regarding the Name Change, Reverse Split, the Acquisition and the other matters being considered at CCCR’s Special Meeting, which is referred to herein as the “Special Meeting.” We urge you to read carefully the remainder of this proxy statement because the information in this section does not provide all the information that might be important to you with respect to the Acquisition and the other matters being considered at the Special Meeting. Additional important information is also contained in the annexes to and the documents incorporated by reference into this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	The board of directors of CCCR is soliciting your proxy to vote at the Special Meeting because you owned shares of CCCR common stock at the close of business on _______, 2017, the “Record Date” for the Special Meeting, and are therefore entitled to vote at the Special Meeting. This proxy statement, along with a proxy card or a voting instruction card, is being mailed to stockholders on or about _______, 2017. CCCR has made these materials available to you on the Internet, and CCCR has delivered printed proxy materials to you or sent them to you by email. This proxy statement summarizes the information that you need to know in order to cast your vote at the Special Meeting. You do not need to attend the Special Meeting in person to vote your shares of CCCR common stock.

Q:	When and where will the Special Meeting be held?

A:	The Special Meeting will be held at 10:00 a.m., local time, on __________, _______, 2017 at the offices of counsel for CCCR, Hunter Taubman Fischer & Li, LLC, 1450 Broadway, 26th Floor, New York, NY 10018.

Q:	On what matters will I be voting?

A:	CCCR and Sorghum have entered into an Exchange Agreement (the “Exchange Agreement”) dated as of August [ ], 2017 by and among Sorghum Investment Holdings Limited (“Sorghum”), CCCR and certain shareholders of Sorghum as named on Annex I thereto (the “Seller’). A copy of the Exchange Agreement, as amended, is attached to this proxy statement as Annex A, and CCCR encourages its stockholders to read it in its entirety.

CCCR’s stockholders are being asked to consider and vote upon proposals relating to the Exchange Agreement, and specifically to adopt and approve the Reverse Split Proposal, the Capital Increase Proposal, the Name Change Proposal, the Election of Directors Proposal, and the Acquisition Proposal, which, among other things, provide for: (a) the Reverse Split of our issued outstanding stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior [         ], 2017, with the exact ratio to be set at a whole number within this range as determined by our board of directors in its sole discretion; (b) the Company’s name to “Wheat Financial Services Group”; (c) the Capital Increase of the common stock that the Company has authority to issue to 1,000,000,000 and the preferred that the Company has authority to issue to 100,000,000; and (d) the Acquisition of Sorghum contemplated by the Exchange Agreement.

CCCR’s stockholders may also be asked to consider and vote upon a proposal to adjourn the meeting to a later date or dates to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, CCCR would not have been authorized to consummate the Acquisition. CCCR will hold the Special Meeting to consider and vote upon these proposals. This proxy statement contains important information about matters to be acted upon at the Special Meeting. Stockholders should read it carefully. The vote of stockholders is important.

In order to complete the Acquisition, CCCR stockholders must vote to approve the Acquisition Proposal, the Capital Increase Proposal, the Reverse Split Proposal, the Election of Directors Proposal, and the Name Change Proposal, all other conditions to the Acquisition must be satisfied or waived.

Stockholders are encouraged to vote as soon as possible after carefully reviewing this proxy statement. If CCCR stockholders fail to adopt the Reverse Split Proposal, the Capital Increase Proposal, the Name Change Proposal, the Election of Directors Proposal, or the Acquisition Proposal, the Acquisition cannot be completed.

1

Q:	Why is CCCR proposing the Acquisition?

A:

Sorghum, through its subsidiaries, operates and controls Shanghai Wheat Asset Management Co., Ltd (“Wheat”). Based on its due diligence investigations of Sorghum and the industry in which it operates, including the financial and other information provided by Sorghum in the course of their negotiations, Board of CCCR believes that a business combination with Sorghum as contemplated by the Exchange Agreement described below will provide CCCR stockholders with an opportunity to participate in a company with significant growth potential while potentially creating attractive synergy with CCCR’s existing business in the future. However, there is no assurance we will be able to integrate the businesses successfully and to achieve anticipated synergies.

Q:	What will the business of the combined company be if the Acquisition is consummated?

A:	Upon consummation of the Acquisition, the Company will be a financial services group operating an Internet platform specializing in providing efficient and optimized financial solutions, online investment and peer to peer lending facilitation services to individuals and small business owners and providing direct loans to small-to-medium sized businesses (“SMEs”), farmers and individuals in China.

Q:	Who will be the directors of the combined organization following the Acquisition?

A:	Following the Acquisition, the board of directors of the combined organization will be as follows:

Name	Position
Darong Huang	Chairwoman and Chief Executive Officer
Long Yi	Chief Financial Officer and Director
Weiliang Jie	Director
Teck Chuan Yeo	Director
Boling Liu	Director

Q:	Who will be the executive officers of the combined organization immediately following the Acquisition?

A:	Immediately following the Acquisition, the executive management team of the combined organization is expected to include the members of the Sorghum executive management team prior to the Acquisition as set forth below:

Name	Title
Darong Huang	Chief Executive Officer
Long Yi	Chief Financial Officer, Secretary and Treasurer

Q:	Will CCCR continue operations after the closing?

A:	Yes, CCCR will continue operations of its current micro lending business after consummation of the Acquisition.

Q:	What material negative factors did the boards of CCCR and Sorghum consider in connection with the Acquisition?

A:	By and large the board of directors of CCCR did not view the Acquisition and proposed transactions with Sorghum as negative. Upon deliberation, the board of directors of CCCR determined that the potential positive value of the successful completion of the transactions with Sorghum distinctly outweighed any negative factor. If the Exchange Agreement is not approved by CCCR stockholders or if the Acquisition is not completed for any other reason, CCCR stockholders will not receive any payment or other compensation for their shares of common stock. Instead, CCCR will remain an independent public company, its common stock will continue to be listed and traded on NASDAQ, if eligible, and registered under the Exchange Act and CCCR will continue to file periodic reports with the SEC. In addition, if the Acquisition is not completed, CCCR expects that management will operate the business in a manner similar to that in which it is being operated today and that CCCR’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subjects including, without limitation, risks related to the highly competitive industry in which CCCR operates, the potential of NASDAQ delisting, and the adverse economic conditions it faces.

The primary negative consequence of the transaction that CCCR’s board of directors considered was the likely decline in the liquidity of CCCR’s common stock. Another negative factor that the board considered was that, following the Acquisition, the CCCR shareholders would own a relatively small percentage of Sorghum common stock. Because CCCR had already received several deficiency notices from NASDAQ and faced the possibility that the common stock had not experienced an active trading market and would ultimately be delisted from NASDAQ, CCCR’s board of directors did not believe that such negative factors outweighed the positive impact of the transaction to CCCR’s shareholders.

2

Furthermore, if the Acquisition is not completed, and depending on the circumstances that would have caused the Acquisition not to be completed, the price of CCCR’s common stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of CCCR’s common stock would return to the price at which it traded as of the date of this proxy statement.

Accordingly, if the Acquisition is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of CCCR’s common stock. If the Acquisition is not completed, CCCR’s board of directors will continue to evaluate and review the Company’s business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance stockholder value. If the Exchange Agreement is not approved by CCCR’s stockholders or if the Acquisition is not completed for any other reason, there can be no assurance that any other transaction acceptable to CCCR will be offered or that CCCR’s business, prospects or results of operation will not be adversely impacted.

In addition, under specified circumstances, CCCR may be required to reimburse Sorghum’s expenses or pay Sorghum a termination fee, upon the termination of the Exchange Agreement, as described under “Fees and Expenses” beginning on page 14.

The board of directors of Sorghum considered the significant additional legal, accounting and other transaction expenses that it would incur, including costs associated with its future public company reporting requirements, as well as the amount of management’s time that will be required to implement required new or improved controls over financial reporting as the material negative factors in connection with the Acquisition.

Please read with particular care the detailed description of the risks described in “Risk Factors” beginning on page 16 of this proxy statement.

Q:	Why is CCCR proposing the Reverse Split?

A:	Our board of directors is submitting the Reverse Split Proposal to our stockholders for approval with the intent of increasing the market price of our common stock to ensure that CCCR will be able to meet the listing requirements of Nasdaq Capital Market that the bid price shall be at least $4.00 immediately after consummation of the Acquisition transaction.

Q:	What is the effect of the Reverse Split on holders of CCCR common stock?

A:	Depending on the ratio for the Reverse Split determined by our board of directors, a minimum of two and a maximum of ten shares of existing common stock will be combined into one new share of common stock. The actual number of shares issued after giving effect to the Reverse Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our board of directors.

The Reverse Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Split will be rounded up to the next whole number. In addition, the Reverse Split will not affect any stockholder’s proportionate voting power.

The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Q:	Why is CCCR proposing the Name Change?

A:	Our board of directors is submitting the Name Change Proposal to our stockholders for approval to better reflect the future business of the combined organization. Although the Company intend to continue its direct lending and guarantee business currently conducted in Wujiang, Jiangsu province, our board of directors believe majority of the future growth will come from the online consumer financing operations conducted by Wheat.

3

Q:	Why is CCCR proposing the Capital Increase?

A:	Our board of directors is submitting the Capital Increase Proposal to our stockholders for approval to give the Company more flexibility for future capital raising, incentivize directors, officers and employees, strategic acquisitions and other corporate actions.

Q:	Why is CCCR proposing the Election of Directors?

A:	Our board of directors is submitting the Election of Directors Proposal to our stockholders for approval to elect Darong Huang, Long Yi, Weiliang Jie, Boling Liu, and Teck Chuan Yeo to serve on the Company’s Board for a term of one year. All the nominees except Ms. Darong Huang currently serve on our board. Ms. Darong Huang is nominated to join the board since she is the Sorghum Group as well as Wheat’s Chairwoman, CEO and founder. We believe Ms. Huang’s tremendous experience and acute business judgment in the smart finance industry is instrumental to our future growth upon closing of the Acquisition. She is, therefore, well qualified to serve on our board.

Q:	With regard to the Reverse Split, what if I hold my shares in street name?

A:	Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to affect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Q:	With regard to the Reverse Split, what if I am a “book entry” holder of common stock (i.e. a stockholder that is registered on the transfer agent’s books and records but does not hold stock certificates)?

A:	A certain number of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Split common stock, subject to adjustment for treatment of fractional shares. We do not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

Q:	What happens if I sell my shares after the Record Date, but before the Special Meeting?

A:	The Record Date is earlier than the date of the Special Meeting. If you transfer your shares of the Company after the Record Date but before the Special Meeting, you will retain your right to vote at the Special Meeting, but will transfer ownership of the shares and will not hold an interest in the Company with respect to such shares after the Reverse Split, the Name Change and the Acquisition are completed.

Q:	What Voting Stock will current CCCR shareholders hold in the Company after the closing of the Acquisition?

A:	It is anticipated that, upon the closing of the Acquisition, based upon the number of outstanding shares of CCCR common stock as of the record date for the Special Meeting, and upon the issuance of the Exchange Shares to Sellers in connection with the Exchange Agreement, current CCCR shareholders will own approximately 12% and the former shareholders of Sorghum will own 88% of the outstanding voting power of the Company, assuming issuance of additional 3 million shares by CCCR prior to closing of the Acquisition.

Q:	Will there be any controlling shareholder after the closing of the Acquisition?

A:	Upon the consummation of the Acquisition, Broomcorn Holdings Limited, an entity solely owned by Ms. Darong Huang, our chairwoman and chief executive officer upon closing of the Acquisition, will own approximately 44.84% of the then issued and outstanding shares of common stock. Accordingly, Darong Huang, by virtue of her beneficial ownership of these share, will be able to exercise substantial influence over our operations. It is possible that her interest and decisions may materially differ from those of the other shareholders.

4

Q:	What conditions must be satisfied to complete the Acquisition?

A:	There are a number of closing conditions in the Exchange Agreement, including that CCCR’s shareholders have approved and adopted the Acquisition Proposal, satisfaction of NASDAQ listing requirements, and the satisfaction of other customary closing condition. For a summary of the conditions that must be satisfied or waived prior to completion of the Acquisition, see the section entitled “The Exchange Agreement.”

Q:	Will the shares of Company common stock received by Sellers in the Acquisition be subject to any transfer restrictions?

A:	Yes. At closing, each seller will enter into a “lock-up” agreement provided that the seller will not, from the closing until the six-month or first anniversary of the closing (or if earlier, the date on which the Company consummates a liquidation, acquisition or other similar transaction with an unaffiliated third party that results in all of the Company’s shareholders having the right to exchange either equity holdings with us for cash, securities or other property) sell, pledge or otherwise dispose of or encumber any of the Exchange Shares received in the Acquisition. See “The Exchange Agreement—Lock-up Agreements.”

Q:	What is the recommendation of CCCR’s board of directors?

A:	The board of directors of CCCR has approved the Exchange Agreement and the other transactions contemplated thereby and determined that the Acquisition, the Name Change and the Reverse Split are advisable and in the best interests of the Company’s shareholders. The CCCR board of directors unanimously recommends that the Company’s shareholders vote in favor of each of the proposals described in this proxy statement. The Acquisition, the Name Change, the Reverse Split, the Capital Increase, and the Election of Directors proposals are conditioned upon the adoption of each other.

Q:	When is the Acquisition expected to be completed?

A:	It is currently anticipated that the Acquisition will be consummated promptly following the Special Meeting, provided that all other conditions to the consummation of the Acquisition have been satisfied or waived. For a description of the conditions to the completion of the Acquisition, see the section entitled “The Exchange Agreement.”

Q:	What will happen to CCCR if, for any reason, the Acquisition does not close?

A:	If, for any reason, the Acquisition does not close, the Company’s board of directors may elect to, among other things, attempt to complete another strategic transaction like the Acquisition, or attempt to organically grow its existing business with equity financing.

Q:	What happens if I sell my shares after the Record Date, but before the Special Meeting?

A:	The Record Date is earlier than the date of the Special Meeting. If you transfer your shares of the Company after the Record Date but before the Special Meeting, you will retain your right to vote at the Special Meeting, but will transfer ownership of the shares and will not hold an interest in the Company in respect of such shares after the Reverse Split, the Name Change and the Acquisition are completed.

Q:	Are there risks associated with the Reverse Split, the Name Change, Capital Increase and the Acquisition that I should consider in deciding how to vote?

A:	Yes. There are a number of risks related to the Acquisition and other transactions contemplated by the Exchange Agreement, such as the Reverse Split and the Name Change, that are discussed in this proxy statement. Please read with particular care the detailed description of the risks described in “Risk Factors” beginning on page 16 of this proxy statement.

Q:	How does CCCR’s board of directors recommend that I vote?

A:	The CCCR board of directors recommends that CCCR stockholders vote or give instruction to vote:

“FOR” the Acquisition Proposal;

“FOR” the Capital Increase Proposal;

“FOR” the Name Change Proposal;

“FOR” the Election of Directors Proposal;

“FOR” the Reverse Split Proposal; and

“FOR” the Adjournment Proposal, if presented.

You should read “The Acquisition — Reasons for the Acquisition” beginning on page 69 for a discussion of the factors that our board of directors considered in deciding to recommend the approval of the Reverse Split Proposal, the Capital Increase Proposal, the Election of Directors Proposal, the Name Change Proposal, and the Acquisition Proposal.

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Q:	How do I vote?

A:	After you have carefully read this proxy statement prospectus and have decided how you wish to vote your shares of CCCR common stock, please vote promptly.

Stockholders of Record

If your shares of CCCR common stock are registered directly in your name with CCCR’s transfer agent, VStock Transfer, LLC, you are the stockholder of record of those shares and these proxy materials have been mailed or e-mailed to you by the Company. You may vote your shares by Internet or by mail as further described below. Your vote authorizes Long Yi, Chief Financial Officer of the Company, as your proxy, with the power to appoint his substitute, to represent and vote your shares as you directed.

Vote by Internet—http://www. ____

Use the Internet to transmit your voting instructions 24 hours a day, seven days a week until 11:59 p.m. (Eastern Time) on ___, ____, 2017.

Please have your proxy card available and follow the instructions to obtain your records and create an electronic ballot.

Vote by mail

Complete, date and sign your proxy card and return it in the postage-paid envelope provided.

Beneficial Owners

If your shares of CCCR common stock are held in a stock brokerage account, by a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker or nominee that is considered the holder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker, trustee or nominee on how to vote your shares via the Internet or by telephone if the bank, broker, trustee or nominee offers these options. You can also sign and return a proxy card. Your bank, broker, trustee or nominee will send you instructions for voting your shares. Please note that you may not vote shares held in street name by returning a proxy card directly to CCCR or by voting in person at the Special Meeting unless you provide a “legal proxy,” which you must obtain from your broker, bank or nominee. Furthermore, brokers, banks and nominees who hold shares of CCCR common stock on your behalf may not give a proxy to CCCR to vote those shares without specific instructions from you.

For a discussion of the rules regarding the voting of shares held by beneficial owners, please see the question below entitled “If I am a beneficial owner of shares of CCCR common stock, what happens if I don’t provide voting instructions? What is discretionary voting? What is a broker non-vote?”

Q:	What vote is required to approve each proposal?

A:

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the Reverse Split Proposal. The affirmative vote of the holders of a majority of votes cast by our shareholders that are present in person or by proxy at our special meeting is required to approve the Acquisition Proposal. Election of the director’s proposal requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the Meeting. Approval of the Adjournment Proposal whether or not a quorum is present, requires the affirmative vote of a majority of the votes cast by the holders of shares of CCCR’s common stock entitled to vote.

Although the Name Change Proposal and Capital Increase Proposal in themselves do not need stockholder vote, the Charter Amendment which includes the reverse split will require approval of a majority of the outstanding shares of our common stock.

Q:	How many votes do I and others have?

A:	You are entitled to one vote for each share of CCCR common stock that you held as of the Record Date. As of the close of business on the Record Date, there were outstanding shares of CCCR common stock.

Q:	How will our directors and executive officers vote on the Reverse Split Proposal, the Name Change Proposal, the Capital Increase Proposal, the Election of Directors Proposal, and the Acquisition Proposal?

A:	As of the Record Date, the directors and executive officers of CCCR as a group owned and were entitled to vote _________ shares of the common stock of the Company, representing ____% of the outstanding shares of CCCR common stock on that date. CCCR expects that its directors and executive officers will vote their shares in favor of the Reverse Split Proposal, the Name Change Proposal, the Election of Directors Proposal, and the Acquisition Proposal, but none of the Company’s directors or executive officers has entered into any agreement obligating any of them to do so.

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Q:	What will happen if I fail to vote or I abstain from voting?

A:	Your failure to vote or your abstention from voting will have the same effect as a vote against the Reverse Split Proposal, the Name Change Proposal, the Acquisition Proposal, and the Adjournment Proposal. Abstention will not have any effect to the Election of Directors Proposal. Your failure to vote on the Election of Director Proposal may result in some or all of the director nominees fail to be elected.

Q:	How many shares must be present to hold the Special Meeting?

A:	The presence in person or by proxy of a majority of the outstanding shares of CCCR common stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. The inspector of election will determine whether a quorum is present. If you are a beneficial owner (as defined above) of shares of the Company’s common stock and you do not instruct your bank, broker or other nominee how to vote your shares on any of the proposals, your shares will not be counted as present at the Special Meeting for purposes of determining whether a quorum exists. Votes of stockholders of record who are present at the Special Meeting in person or by proxy will be counted as present at the Special Meeting for purposes of determining whether a quorum exists, whether or not such holder abstains from voting on all of the proposals.

Q:	If I am a beneficial owner of shares of CCCR common stock, what happens if I don’t provide voting instructions? What is discretionary voting? What is a broker non-vote?

A:	If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. Even though CCCR is listed on the Nasdaq Capital Market, the rules of the New York Stock Exchange determine whether proposals presented at stockholder meetings are “discretionary” or “non-discretionary.” If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted under New York Stock Exchange rules to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted under New York Stock Exchange rules to vote on the proposal without receiving voting instructions from you. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary proposal because the holder of record has not received voting instructions from the beneficial owner.

Under the rules of the New York Stock Exchange, each of the proposals to be presented at the Special Meeting is a non-discretionary proposal. Accordingly, if you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any of the proposals. A broker non-vote would have the same effect as a vote against the Acquisition Proposal, the Name Change Proposal, the Reverse Split Proposal, the Capital Increase Proposal, and the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the Election of Directors Proposal.

Q:	What will happen if I return my proxy card without indicating how to vote?

A:	If you sign and return your proxy card without indicating how to vote on any particular proposal, the CCCR common stock represented by your proxy will be voted in favor of each such proposal. Proxy cards that are returned without a signature will not be counted as present at the Special Meeting and cannot be voted.

Q:	Can I change my vote after I have returned a proxy or voting instruction card?

A:	Yes. You can change your vote at any time before your proxy is voted at the Special Meeting. You can do this in one of four ways:

●	you can grant a new, valid proxy bearing a later date;

●	you can send a signed notice of revocation;

●	if you are a holder of record, you can attend the Special Meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given; or

●	if your shares of CCCR common stock are held in an account with a broker, bank or other nominee, you must follow the instructions on the voting instruction card you received in order to change or revoke your instructions.

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If you choose either of the first two methods, you must submit your notice of revocation or your new proxy to the Secretary of CCCR, as specified in this proxy statement, no later than the beginning of the Special Meeting. If your shares are held in street name by your broker, bank or nominee, you should contact them to change your vote.

Q:	Do I need identification to attend the Special Meeting in person?

A:	Yes. Please bring proper identification, together with proof that you are a record owner of shares of CCCR common stock. If your shares are held in street name, please bring acceptable proof of ownership, such as a letter from your broker or an account statement stating or showing that you beneficially owned shares of CCCR common stock on the record date. Acceptable proof of ownership is either (a) a letter from your broker stating that you beneficially owned CCCR stock on the Record Date or (b) an account statement showing that you beneficially owned CCCR stock on the Record Date.

Q:	Are CCCR stockholders entitled to appraisal rights?

A:	No. CCCR stockholders do not have appraisal rights in connection with the Reverse Split, the Name Change or the Acquisition under the General Corporation Law of the State of Delaware (the “DGCL”).

Q:	What do I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials for the Special Meeting, including multiple copies of this proxy statement, proxy cards and/or voting instruction forms. This can occur if you hold your shares of common stock in more than one brokerage account, if you hold shares directly as a record holder and also in street name, or otherwise through a nominee. Other circumstances may apply. If you receive more than one set of voting materials, each should be voted and/or returned separately in order to ensure that all of your shares of common stock are voted.

Q:	If I am a CCCR stockholder, should I send in my CCCR stock certificates with my proxy card?

A:	No. Please DO NOT send your CCCR stock certificates with your proxy card.

Q:	When do you expect the Reverse Split, the Name Change, the Capital Increase Proposal and the Acquisition to be completed?

A:	We are working to complete the Reverse Split, the Name Change, and the Acquisition as quickly as possible, and we expect to complete all transactions in the fourth quarter of 2017. However, CCCR cannot assure you when or if the Acquisition will occur. The Acquisition is subject to stockholder approvals and other conditions, and it is possible that factors outside the control of both CCCR and Sorghum could result in the Acquisition being completed at a later time, or not at all. There may be a substantial amount of time between the Special Meeting and the completion of the Acquisition.

Q:	Whom should I call with questions about the Special Meeting, the Reverse Split, the Name Change, the Capital Increase or the Acquisition?

A:	CCCR stockholders should email our CFO, Mr. Long Yi, at 13584802352@139.com with any questions.

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FORWARD-LOOKING STATEMENTS

This proxy statement, including information incorporated by reference into this proxy statement, contains forward-looking statements regarding, among other things, CCCR’s plans, strategies and prospects, both business and financial. Although CCCR believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, CCCR cannot assure you that we will achieve or realize these plans, intentions or expectations. Forward-looking statements are inherently subject to risks, uncertainties and assumptions including, without limitation, the factors described under “Risk Factors” from time to time in CCCR’s filings with the SEC. Many of the forward-looking statements contained in this presentation may be identified by the use of forward-looking words such as “believe”, “expect”, “anticipate”, “should”, “planned”, “will”, “may”, “intend”, “estimated”, “aim”, “on track”, “target”, “opportunity”, “tentative”, “positioning”, “designed”, “create”, “predict”, “project”, “seek”, “would”, “could”, “continue”, “ongoing”, “upside”, “increases” and “potential”, among others. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this presentation are set forth in other reports or documents that we file from time to time with the SEC, and include, but are not limited to:

●	the number and percentage of our public stockholders voting against the Reverse Split Proposal, the Capital Increase Proposal, the Name Change Proposal and Acquisition Proposal;

●	the occurrence of any event, change or other circumstances that could give rise to the termination of the Exchange Agreement;

●	the ability to obtain and/or maintain the listing of Sorghum’s common stock on NASDAQ following the Acquisition;

●	changes adversely affecting the business in which the Company is engaged;

●	management of growth;

●	general economic conditions;

●	the Company’s business strategy and plans, including future acquisitions of vessels;

●	the result of future financing efforts; and

●	and the other factors summarized under the section entitled “Risk Factors”.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement. All forward-looking statements included herein attributable to any of CCCR, Sorghum or any person acting on either party’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, CCCR and Sorghum have no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

Before a stockholder grants its proxy or instructs how its vote should be cast regarding the Reverse Split Proposal, the Capital Increase Proposal, the Acquisition Proposal or the Adjournment Proposal, they should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement may adversely affect CCCR and Sorghum.

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SUMMARY

This summary highlights selected information from this proxy statement and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the Special Meeting, including the Acquisition, you should read this entire document carefully, including the Exchange Agreement attached as Annex A to this proxy statement. The Exchange Agreement is the legal document that governs the Acquisition and the other transactions that will be undertaken in connection with the Acquisition. It is also described in detail in this proxy statement in the section entitled “The Exchange Agreement.”

Acquisition

The Parties to the Exchange Agreement

CCCR

We are a holding company that was incorporated under the laws of the State of Delaware on December 19, 2011.

We are a financial services firm operating in China. Our mission is to fill the significant void in the market place by offering lending, financial guarantee and financial leasing products and services to a target market which has been significantly under-served by the traditional Chinese financial community. Our current operations consist of providing direct loans, loan guarantees and financial leasing services to small-to-medium sized businesses (“SMEs”), farmers and individuals in the city of Wujiang, Jiangsu Province.

Our loan and loan guarantee business is conducted through our indirect wholly-owned subsidiary, Wujiang Luxiang Information Technology Consulting Co. Ltd., a limited liability company formed under the laws of the PRC on September 26, 2012, which we control through our subsidiaries and certain contractual arrangements.

CCCR’s shares of common stock are currently listed on the NASDAQ under the symbol “CCCR”. We intend to continue the listing of our common stock on NASDAQ upon the closing of the Acquisition.

The mailing address of CCCR’s principal executive office is No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, China and the phone number is +86 512 63960022.

Sorghum

Sorghum is a holding company that was incorporated as a British Virgin Islands company limited by shares under the BVI Business Companies Act, 2004, on March 14, 2017. Sorghum does not have any substantive operations and conducts its business through its wholly-owned subsidiaries and certain contractual arrangements with Shanghai Wheat Asset Management Co., Ltd (“Wheat”) and its wholly-owned subsidiaries in China and the U.S. Sorghum and its consolidated subsidiaries are referred to as Sorghum Group.

Sorghum Group is a digital online intermediary connecting investors and borrowers for the provision of peer-to-peer lending facilitation services to individuals and small business owners in China. Sorghum Group’s corporate vision is to make financial services heart-warming and easily accessible for everyone. Sorghum Group is committed to building an open mobile smart financial ecosystem based on the world’s leading mobile internet technology, cloud computing, and big data processing capability. Leveraging its advanced finance technology and extensive experience in serving borrowers and investors through its website and mobile application platforms, Sorghum Group provides efficient and effective information intermediary solutions to address largely underserved investor and individual borrower demands in China.

The mailing address of Sorghum’s principal executive officers is 7-8 Floor, Xujiahui International Building, 1033 Zhaojiabang Road, Shanghai, China, and the phone number is +86 21 64663832.

The Acquisition

On August 9, 2017, we entered into the Exchange Agreement with Sorghum and the equity holders of Sorghum (the “Sorghum Sellers”), pursuant to which, among other things and subject to the terms and conditions contained therein, we will acquire all of the outstanding issued shares and other equity interests in Sorghum from the Sorghum Sellers. Pursuant to the Exchange Agreement, in exchange for all of the outstanding shares of Sorghum, we will issue 152,586,795 shares of common stock (the “Exchange Shares”) to the Sorghum Sellers. The Exchange Shares will be allocated among the Sorghum Sellers pro-rata based on each such seller’s ownership of Sorghum prior to the closing.

Upon completion of the Acquisition, we will own 100% of Sorghum, and will be a financial services group operating in both smart financing as well as microfinance sectors in China. It is anticipated immediately upon completion of the Acquisition, our existing shareholders will retain an ownership interest of approximately 12% and the Sorghum Sellers will own approximately 88% of the Company assuming issuance of additional 3 million shares by CCCR prior to closing of the Acquisition.

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Pre-Acquisition Structure

China Commercial Credit, Inc.
Delaware
("CCC" or the "Company")
Incorporated on December 19, 2011
100%
CCC International Investment Ltd. ("CCC BVI")
Incorporated on August 21, 2012
100%
CCC International Investment Holding Ltd
("CCC HK")
Incorporated on September 4, 2012
Offshore
Onshore
100%
Wujiang Luxiang Rural Microcredit Co. Ltd. ("Wujiang Luxiang")
Established on October 21, 2008
(1)
Wujiang Luxiang Information Techology Consulting Co. Ltd. ("WFOE")
Established on September 26, 2012
Pride Financial Leasing (Suzhou) Co. Ltd ("PFL")
Established on September 5, 2013

(1) Pursuant to a series of contractual arrangements, WFOE effectively controls and manages the business activities of Wujiang Luxiang

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Post-Acquisition Structure

(1) Pursuant to a series of contractual arrangements, WFOE effectively controls and manages the business activities of Wujiang Luxiang.

(2) Pursuant to a series of contractual arrangements, Pang Mai effectively controls and manages the business activities of Wheat.

Conditions to Closing of the Acquisition

The obligation of the parties to complete the Acquisition is subject to the fulfillment or written waiver of certain closing conditions, including:

●	the approval of the Exchange Agreement and the transactions contemplated thereby (including the Acquisition) by a majority of votes cast by our shareholders that are present in person or by proxy at our special meeting;

●	the receipt of any other required governmental and regulatory approvals and consents;

●	the receipt of any other required third person approvals in order to consummate the Acquisition;

●	there is no applicable law or order in effect which makes illegal or prevents or prohibits the transactions contemplated by the Exchange Agreement, and there is no pending third party non-Affiliate legal proceeding to enjoin or otherwise restrict the closing;

●	No pending action shall have been brought by third parties to enjoin or otherwise restrict the consummation of the closing;

●	the appointment of persons designated by Sorghum prior to the closing to our board of directors immediately prior the closing; and

We cannot provide assurance as to when or if all of the closing conditions will be satisfied or waived by the appropriate party. As of the date of this proxy statement, we have no reason to believe that any of these conditions will not be satisfied.

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Termination

The Exchange Agreement may be terminated prior to the closing by:

●	the mutual written consent of Sorghum and us;

●	written notice by either Sorghum or us if the closing has not occurred by the six-month anniversary of the date of the Exchange Agreement, which date is also referred to herein as the outside date, so long as no breach of the Exchange Agreement by such terminating party or its affiliates (or, with respect to Sorghum, the Sellers) caused the closing not to have occurred by such date;

●	written notice by either us or Sorghum if any governmental authority of competent jurisdiction has issued a final and non-appealable order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Exchange Agreement, so long as no breach of the Exchange Agreement by such terminating party or its affiliates (or, with respect to Sorghum, the Sellers) was a substantial cause of, or substantially resulted in, such action by such governmental authority;

●	written notice by Sorghum for a breach of our representations, warranties, covenants or agreements in the Exchange Agreement which would result in the related closing condition not being met and such breach is incapable of cure or is not cured within the earlier of 20 days after notice of such breach or the outside date;

●	written notice by us for a breach of Sorghum’s or the Sellers’s representations, warranties, covenants or agreements in the Exchange Agreement which would result in the related closing condition not being met and such breach is incapable of cure or is not cured within the earlier of 20 days after notice of such breach or the outside date;

●	written notice by us if there shall have been a material adverse effect on Sorghum or its subsidiaries which is uncured and continuing for 30 days after notice of such material adverse effect or the outside date;

●	written notice by Sorghum if there shall have been a material adverse effect on us or our subsidiaries which is uncured and continuing for 30 days after notice of such material adverse effect or the outside date; or

●	written notice by us if the requisite shareholder vote in favor of the Exchange Agreement and the Acquisition is not obtained at our special meeting.

If the Exchange Agreement is terminated, all further obligations of the parties under the Exchange Agreement will terminate and will be of no further force and effect and no party will have any further liability thereunder to any other party, except that certain obligations related to public announcements, confidential information, fees and expenses, and termination fees and general provisions will continue in effect, and no party shall be relieved of liability for any fraud claims or breach of the Exchange Agreement prior to such termination.

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Fees and Expenses

In the event that we terminate the Exchange Agreement for breach by Sorghum or a material adverse effect on Sorghum or its subsidiaries which is uncured and continuing or for the failure to obtain the requisite shareholder vote in favor of the Exchange Agreement and the Acquisition at our special meeting, Sorghum will be required to pay us as liquidated damages a termination fee equal to the transaction expenses incurred by or on behalf of us or any of our affiliates in connection with the Exchange Agreement or the transactions contemplated hereby. In the event Sorghum terminates the Exchange Agreement for breach by us or a material adverse effect on us or our subsidiaries which is uncured and continuing, we will be required to pay Sorghum as liquidated damages a termination fee equal to the transaction expenses incurred by or on behalf of Sorghum or any of its affiliates in connection with the Exchange Agreement or the transactions contemplated hereby.

Other than the termination fee described above, each party will bear its own expenses in connection with the Exchange Agreement and the transactions contemplated thereby.

Board of Directors and Management Following the Acquisition

Immediately following the closing of the Acquisition, our board of directors will continue to consist of five directors, one of whom shall be designated by Sorghum prior to the closing. The current chief executive officer of CCCR shall resign immediately before the closing. Therefore, the chief executive officer of Sorghum shall become the chief executive officer of CCCR immediately before the closing. See section entitled “Post-Closing Board of Directors and Executive Officers.”

Accounting Treatment

Both CCCR and Sorghum prepare their financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). CCCR will acquire 100% of the outstanding shares of Sorghum through issuance of 152,586,795 of its common shares. This transaction will be accounted for as a “reverse acquisition” since, immediately following completion of the transaction, the shareholders of Sorghum immediately prior to the transaction will have effective control of the Company, through its approximately 88% ownership interest in the post-merger entity. For accounting purpose, Sorghum will be deemed to be the accounting acquirer and CCCR will be deemed to be the accounting acquiree in the transaction.

Opinion of Axiom to the Board of Directors of CCCR

CCCR engaged Axiom Capital Management, Inc. (“Axiom”) to render an opinion, as of August 10, 2017, as to the fairness of the Acquisition, from a financial point of view to CCCR’s stockholders. Axiom is an investment bank that works regularly in the evaluation of businesses and their securities in connection with acquisitions, corporate restructuring, and financings. CCCR’s board of directors decided to use its services as Axiom represented to the Company that it has requisite experience in similar matters. Axiom rendered its oral opinion to CCCR’s board of directors on July 31, 2017 (which was subsequently confirmed in writing by delivery of Axiom’s written opinion) that the Acquisition was fair, from a financial point of view, to CCCR stockholders.

Axiom’s opinion was provided for the use and benefit of the CCCR board of directors in connection with its consideration of the Acquisition and only addressed the fairness, from a financial point of views, of the Acquisition to CCCR’s stockholders pursuant to the Exchange Agreement, in each case as of the date of the opinion, and did not address any other aspect or implication of the Acquisition.

The summary of Axiom’s opinion in this proxy statement is qualified in its entirety by reference to the full text of the written opinion, which is included as Annex B to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Axiom in preparing its opinion. However, neither Axiom’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to any stockholder as to how such stockholder should act or vote with respect to any matter relating to the proposed Acquisition.

Interests of CCCR’s Directors and Officers in the Acquisition

As of the Record Date, the directors and executive officers of CCCR as a group owned and were entitled to vote ______ shares of the common stock of the Company, representing _____% of the outstanding shares of CCCR common stock on that date. CCCR expects that its directors and executive officers will vote their shares in favor of the Reverse Split Proposal, the Capital Increase Proposal, the Name Change Proposal, and the Acquisition Proposal, but none of the Company’s directors or executive officers has entered into any agreement obligating any of them to do so.

Besides the equity ownership of CCCR detailed above, the directors and executive officers of the Company do not have interests different than the other stockholders of CCCR.

Regulatory Approvals Required for the Acquisition

The Acquisition and the transactions contemplated by the Exchange Agreement are not subject to any additional federal or state regulatory requirements or approval, except for the approval of NASDAQ for listing of additional shares and the filings with the State of Delaware necessary to effectuate the transactions contemplated by the Exchange Agreement.

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The Reverse Split

Our board of directors has adopted resolutions (i) declaring that filing an amendment to the Company’s Certificate of Incorporation to affect the Reverse Split of our issued and outstanding common stock was advisable, and (ii) directing that a proposal to approve the Reverse Split be submitted to the holders of our common stock for their approval. The Reverse Split of our issued and outstanding common stock will be effected by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to 2017, with the exact ratio to be set at a whole number within this range as determined by our board of directors in its sole discretion.

Our board of directors is submitting the Reverse Split Proposal to our stockholders for approval with the intent of increasing the market price of our common stock to enhance our ability to meet the continued listing requirements of the Nasdaq Capital Market, to make our common stock sufficiently attractive for CCCR to consummate the Acquisition transaction and to ensure that CCCR will be able to meet the initial listing requirements of Nasdaq Capital Market after consummation of the Acquisition transaction. Please see the section entitled “The Reverse Split” for more information.

The Name Change

Our board of directors is submitting the Name Change Proposal to our stockholders for approval to better reflect the future business of the combined organization. Although the Company intend to continue its direct lending and guarantee business currently conducted in Wujiang, Jiangsu province, our board of directors believe majority of the future growth will come from the online consumer financing operations conducted by Wheat. This transaction will be accounted for as a “reverse acquisition” since, immediately following completion of the transaction, the shareholders of Sorghum immediately prior to the transaction will have effective control of the Company, through its approximately 88% ownership interest in the post-merger entity. For accounting purpose, Sorghum will be deemed to be the accounting acquirer and CCCR will be deemed to be the accounting acquiree in the transaction.

The Capital Increase

Our board of directors is submitting the Capital Increase Proposal to our stockholders for approval to give the Company more flexibility for future capital raising, incentivize directors, officers and employees, strategic acquisitions and other corporate actions.

Election of Directors

Our board of directors is submitting the Election of Directors Proposal to our stockholders for approval to elect Darong Huang, Long Yi, Weiliang Jie, Teck Chuan Yeo, and Boling Liu to serve on the Company’s Board for a term of one year.

Risk Factors

In evaluating the proposals to be presented at the Special Meeting, a stockholder should carefully read this proxy statement and especially consider the factors discussed in the section entitled “Risk Factors.”

Appraisal Rights

CCCR stockholders do not have appraisal rights in connection with the Reverse Split, the Capital Increase, the Name Change, the Election of Directors, and/or the Acquisition under the DGCL.

The Special Meeting

The Special Meeting will be held at 10:00 a.m., local time, on ___, ______, 2017, at the offices of Hunter Taubman Fischer & Li, LLC, 1450 Broadway, 26th Floor, New York, NY 10018, to consider and vote upon the Reverse Split Proposal, the Capital Increase Proposal, the Election of Directors Proposal, the Acquisition Proposal and/or, if necessary, the Adjournment Proposal to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, CCCR is not authorized to consummate the Reverse Split, the Capital Increase, the Name Change, the Election of Directors, and/or the Acquisition.

Recommendation to Stockholders

After careful consideration, the Company’s board of directors has determined that the Acquisition Proposal, the Capital Increase, the Name Change, and the Adjournment Proposal are fair to and in the best interests of the Company and its stockholders and unanimously recommends that you vote or give instruction to vote “FOR” the Reverse Split Proposal, “FOR” the Capital Increase Proposal, “FOR” the Name Change Proposal, “FOR” the Acquisition Proposal, “FOR” the Election of Directors Proposal, and “FOR” the Adjournment Proposal, if presented.

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RISK FACTORS

You should carefully consider the following risk factors, together with the other information contained in this proxy statement, including the factors discussed in Part I, Item 1A—Risk Factors in CCCR’s annual report on Form 10-K for the year ended December 31, 2016. The risks described below relate to the Reverse Split and the Acquisition, and are in addition to, and should be read in conjunction with, without limitation, the factors discussed in Part I, Item 1A—Risk Factors in CCCR’s annual report on Form 10-K for the year ended December 31, 2016. If any of the following risks and uncertainties develops into actual events, these events could have a material adverse effect on both CCCR’s and Sorghum’s businesses, financial conditions or results of operations. In addition, past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results or trends in future periods.

Risks Related to the Acquisition

Subsequent to the consummation of the Acquisition, we may be required to take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on our financial condition, results of operations and share price, which could cause you to lose some or all of your investment.

Although we have conducted due diligence on Sorghum, we cannot assure you that this diligence revealed all material issues that may be present in Sorghum’s business, that it would be possible to uncover all material issues through a customary amount of due diligence, or that factors outside of our and Sorghum’s control will not later arise. As a result, we may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges that could result in losses. Even if our due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with our preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on our liquidity, the fact that we report charges of this nature could contribute to negative market perceptions about the Company or its securities. In addition, charges of this nature may cause us to be unable to obtain future financing on favorable terms or at all.

The unaudited pro forma financial information included in this document may not be indicative of what our actual financial position or operational results would have been.

The unaudited pro forma financial information in this proxy statement is presented for illustrative purposes only and is not necessarily indicative of what our actual financial position or results of operations would have been had the Acquisition been completed on the dates indicated. See the section entitled “Unaudited Pro Forma Condensed Combined Financial Information” for more information.

We will have limited protection in the event that any of the representations and warranties made by Sellers or Sorghum in the Exchange Agreement ultimately proves to be inaccurate or incorrect.

CCCR and its shareholders will have limited protection if any representation or warranty made by Sellers or Sorghum in the Exchange Agreement proves to be inaccurate or incorrect. Accordingly, to the extent such representations or warranties are incorrect, CCCR would have limited indemnification claims with respect thereto and its financial condition or results of operations could be adversely affected.

We may waive one or more of the conditions to the Acquisition.

We may agree to waive, in whole or in part, some of the conditions to our obligations to complete the Acquisition, to the extent permitted by our charter and applicable laws. For example, it is a condition of our obligation to close the Acquisition and that Sorghum’s representations and warranties are true and correct in all respects as of the closing date, except for such inaccuracies that, individually or in the aggregate, would not result in a Material Adverse Effect (as defined in the Exchange Agreement). However, if our board of directors determines that it is in the shareholders’ best interest to waive any such breach, then the board may elect to waive that condition and close the Acquisition.

Our ability to successfully effect the Acquisition and successfully operate the business thereafter will be largely dependent upon the efforts of certain key personnel, including certain executive officers of CCCR and the key personnel of Sorghum, all of whom we expect to join CCCR following the Acquisition. The loss of such key personnel could negatively impact the operations and profitability of the post-combination business.

Our ability to successfully effect the Acquisition and successfully operate the business is dependent upon the efforts of certain key personnel including Mr. Long Yi, the Chief Financial Officer of CCCR and key personnel of Sorghum. Although we expect all of such key personnel to remain with Sorghum following the Acquisition, it is possible that we will lose some key personnel, the loss of which could negatively impact the operations and profitability of our post-combination business. In addition, we do not have key-man insurance on the life of, any of our directors or executive officers. The unexpected loss of the services of one or more of our directors or executive officers could adversely impact our ability to complete the Acquisition. Furthermore, our assessment of these individuals may not prove to be correct. These individuals may be unfamiliar with the requirements of operating a company regulated by the SEC, which could cause us to have to expend time and resources helping them become familiar with such requirements.

16

A market for our common stock may not continue, which would adversely affect the liquidity and price of our common stock.

Following the Acquisition, as well as the anticipated concurrent reverse split, the price of our common stock may fluctuate significantly due to the market’s reaction to the Acquisition and general market and economic conditions. An active trading market for our common stock following the Acquisition may never develop or, if developed, it may not be sustained. In addition, the price of our common stock after the Acquisition can vary due to general economic conditions and forecasts, our general business condition and the release of our financial reports. Additionally, if our common stock is not listed on, or become delisted from, the NASDAQ for any reason, and are quoted on the OTC Bulletin Board (an inter-dealer automated quotation system for equity securities that is not a national securities exchange), the liquidity and price of our common stock may be more limited than if we were quoted or listed on the NASDAQ or another national securities exchange. You may be unable to sell your common stock unless a market can be established or sustained.

Although we expect that our common stock will remain listed on the NASDAQ after the Acquisition, there can be no assurance that our common stock will continue to be so listed or, if listed, that we will be able to comply with the continued listing standards of the NASDAQ.

We intend to apply for the continued listing of our common stock on the NASDAQ subsequent to the closing of the Acquisition. To continue listing our common stock on the NASDAQ subsequent to the closing of the Acquisition, we will be required to demonstrate compliance with NASDAQ’s initial listing standards, which are more rigorous than NASDAQ’s continued listing requirements, including that our common stock trade at a minimum of $4.00 per common stock unless we qualify the $3.00 closing price alternative requirement. We cannot assure you that we will be able to meet those initial listing standards at that time.

If, after the Acquisition, the NASDAQ delists our common stock from trading on its exchange due to our failure to meet the NASDAQ’s initial and/or continued listing standards, we and our shareholders could face significant material adverse consequences including:

●	a limited availability of market quotations for our securities;

●	a determination that our ordinary shares are a “penny stock,” which will require brokers trading in our ordinary shares to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our ordinary shares;

●	a limited amount of analyst coverage; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

If the Acquisition’s benefits do not meet the expectations of investors, shareholders or financial analysts, the market price of our securities may decline.

If the benefits of the Acquisition do not meet the expectations of investors or securities analysts, the market price of the Company’s common stock prior to the closing of the Acquisition may decline. The market values of our securities at the time of the Acquisition may vary significantly from their prices on the date the Exchange Agreement was executed, the date of this proxy statement, or the date on which our shareholders vote on the Acquisition.

In addition, following the Acquisition, fluctuations in the price of our common stock could contribute to the loss of all or part of your investment. Prior to the Acquisition, there has not been a public market for Sorghum’s securities. Accordingly, the valuation ascribed to Sorghum and our common stock in the Acquisition may not be indicative of the price that will prevail in the trading market following the Acquisition. If an active market for our common stock develops and continues, the trading price of our common stock following the Acquisition could be volatile and subject to wide fluctuations in response to various factors, some of which are beyond our control. Any of the factors listed below could have a material adverse effect on your investment in our common stock and our common stock may trade at prices significantly below the price you paid for them. In such circumstances, the trading price of our common stock may not recover and may experience a further decline.

Broad market and industry factors may materially harm the market price of our securities irrespective of our operating performance. The stock market in general, and the NASDAQ in particular, have experienced price and volume fluctuations that have often been unrelated or disproportionate to the operating performance of the particular companies affected. The trading prices and valuations of these stocks, and of our securities, may not be predictable. A loss of investor confidence in the market for retail stocks or the stocks of other companies which investors perceive to be similar to the Company could depress our stock price regardless of our business, prospects, financial conditions or results of operations. A decline in the market price of our securities also could adversely affect our ability to issue additional securities and our ability to obtain additional financing in the future.

17

Following the Acquisition, the Company’s business and share prices may suffer as a result of its lack of public company operating experience of new management. Furthermore, if securities or industry analysts do not publish or cease publishing research or reports about the Company, its business, or its market, or if they change their recommendations regarding our ordinary shares adversely, the price and trading volume of our ordinary shares could decline.

Prior to the completion of the Acquisition, Sorghum has been a privately-held company. Most members of Sorghum’s management team have limited experience managing a publicly-traded company, interacting with public company investors, and complying with the increasingly complex laws pertaining to public companies. The management team may not successfully or efficiently manage Sorghum’s transition to being a division of a public company that is subject to significant regulatory oversight and reporting obligations under the federal securities laws and the continuous scrutiny of securities analysts and investors. These new obligations and constituents will require significant attention from Sorghum’s senior management and could divert their attention away from the day-to-day management of Sorghum’s business, which could harm Sorghum’s business, results of operations and financial condition.

The obligation to disclose information publicly may put Sorghum at a disadvantage to competitors that are private companies.

Upon completion of this acquisition, Sorghum will become a member of a consolidated group of a publicly listed company in the United States. Sorghum will need to disclose occurrence of matters that are material to the reporting company and its shareholders that Sorghum would not be required to disclose if Sorghum were a private company. Sorghum’s competitors may have access to this information, which would otherwise be confidential. This may give them advantages in competing with Sorghum. To the extent compliance with U.S. laws increases expenses or decreases Sorghum’s competitiveness against such companies, the public listing could affect Sorghum’s results of operations.

Sorghum will incur additional costs as a result of becoming a subsidiary of a public company, which could negatively impact its net income and liquidity.

Upon completion of this acquisition, Sorghum will become a subsidiary of a public company in the United States. As a result, Sorghum will incur additional legal, accounting and other expenses that Sorghum did not incur as a private company. Sorghum expects that the rules and regulations will increase its legal, accounting and financial compliance costs and will make many corporate activities more time-consuming and costly. If Sorghum fails to comply with these rules and regulations, Sorghum could become the subject of a governmental enforcement action, investors may lose confidence in its public parent company and the share price could suffer.

The transition to becoming a division of a public company will require changes in the way Sorghum operates its business.

Private companies often have less regulated methods of operation than public companies. This results in less transparency and presents greater risks of noncompliance with rules and regulations. In anticipation of the proposed transaction, Sorghum management has begun to implement a variety of measures to ensure that the company follows the rules applicable to public companies in the United States. To the extent these new procedures and policies could not change historical behaviors that might be inconsistent with the rules regulating U.S. public company, Sorghum could be at risk of violation or poor reporting as a public company following this transaction.

Completion of the Reverse Split and the Acquisition is subject to a number of conditions and if these conditions are not satisfied or waived, such transactions will not be completed.

CCCR’s obligation and the obligation of Sorghum to complete the Acquisition are subject to satisfaction or waiver of a number of conditions, including, among others:

●	approval and completion of the Reverse Split;

●	approval of the Acquisition by CCCR’s stockholders;

●	receipt of opinions of counsel;

●	absence of injunctions or certain legal impediments;

●	approval for the listing on NASDAQ of the shares of Sorghum’s common stock to be issued in the Acquisition; and

●	accuracy of the representations and warranties with respect to each of the foregoing transactions, subject to certain materiality thresholds.

There can be no assurance that the conditions to closing of the Exchange Agreement will be satisfied or waived or that the Acquisition itself will be completed.

18

NASDAQ may not list or continue to list our shares and the Exchange Shares on its exchange, which could prevent consummation of the Acquisition or could limit investors’ ability to make transactions in our securities. Consequently, we may be subject to additional trading restrictions.

CCCR intends to apply to have the Exchange Shares listed on NASDAQ in connection with consummation of the Acquisition, and it is a closing condition of the Acquisition that our shares continue to be listed on NASDAQ. The post-Acquisition entity will be required to meet the initial listing requirements to be listed. We may not be able to meet those initial listing requirements. Even if our securities are so listed, we may be unable to maintain the listing of our securities in the future. If we fail to meet the initial listing requirements and NASDAQ does not list our securities on its exchange, neither CCCR nor Sorghum would be required to consummate the Acquisition. In the event that each of CCCR and Sorghum elected to waive this condition, CCCR and its stockholders could face significant material adverse consequences, including:

●	a limited availability of market quotations for its securities;

●	a limited amount of news coverage for the company; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

Failure to complete the Acquisition could negatively impact CCCR’s stock price, future business or operations.

If the Acquisition is not completed, CCCR and Sorghum may be subject to a number of material risks, including the following:

●	CCCR may be required under certain circumstances to pay Sorghum a termination fee;

●	the price of CCCR’s common stock may decline to the extent that the relevant current market price reflects a market assumption that the Acquisition will be completed;

●	CCCR may not have sufficient working capital to fund its operation on an ongoing basis;

●	CCCR may not have sufficient time to regain compliance under NASDAQ continued Listing Rule 5810(c)(3)(A) in order to avoid being delisted from the Nasdaq Capital Market; and

●	costs related to the Acquisition, such as legal, accounting, certain financial advisory and financial printing fees, must be paid even if the Acquisition is not completed.

Furthermore, if the Acquisition is terminated and either company’s board of directors determines to seek another Acquisition or business combination, there can be no assurance that it will be able to find a partner on terms as attractive as those provided for in the Exchange Agreement. In addition, while the Exchange Agreement is in effect and subject to very narrowly defined exceptions, CCCR is prohibited from soliciting, initiating, encouraging or entering into certain extraordinary transactions, such as a merger, sale of assets or other business combination (except with Sorghum).

The exercise of CCCR’s directors’ and officers’ discretion in agreeing to changes or waivers in the terms of Acquisition may result in a conflict of interest when determining whether such changes to the terms of the Acquisition or waivers of conditions are appropriate and in CCCR’s stockholders’ best interest.

In the period leading up to the closing of the Acquisition, events may occur that, pursuant to the Exchange Agreement, would require CCCR to agree to amend the Exchange Agreement, to consent to certain actions taken by Sorghum or to waive rights that CCCR is entitled to under the Exchange Agreement. Such events could arise because of changes in the course of Sorghum’s business, a request by Sorghum to undertake actions that would otherwise be prohibited by the terms of the Exchange Agreement or the occurrence of other events that would have a material adverse effect on Sorghum’s business. In any of such circumstances, it would be at CCCR’s discretion, acting through its board of directors, to grant its consent or waive those rights. The existence of the financial and personal interests of the directors of CCCR described in the preceding risk factors may result in a conflict of interest on the part of one or more of the directors between what he or they may believe is best for CCCR and its stockholders and what he or they may believe is best for himself or themselves in determining whether or not to take the requested action.

As of the date of this proxy statement, CCCR does not believe there will be any changes or waivers that CCCR’s directors and officers would be likely to make after stockholder approval of the Acquisition Proposal has been obtained. While certain changes could be made without further stockholder approval, CCCR will circulate a new or amended proxy statement and resolicit CCCR’s stockholders if changes to the terms of the transaction that would have a material impact on its stockholders are required prior to the vote on the Acquisition Proposal.

Sorghum may not realize anticipated growth opportunities.

Sorghum expects that it will realize growth opportunities and other financial and operating benefits as a result of the Acquisition. Sorghum cannot predict with certainty if or when these growth opportunities and benefits will occur, or the extent to which they actually will be achieved. For example, the benefits from the Acquisition may be offset by costs incurred in obtaining or attempting to obtain regulatory approvals for the Acquisition, or as a result of being a public company. See “Risks Related to Sorghum Industry” for a fuller discussion of the risks relating to Sorghum following the Acquisition.

19

The Company and Sorghum will incur significant transaction-related costs in connection with the Reverse Split and the Acquisition.

The Company and Sorghum expect to incur a number of nonrecurring costs associated with the Reverse Split and the Acquisition before, at, and after closing the Acquisition. The Company and Sorghum will also incur transaction fees and costs related to formulating and implementing post-Acquisition plans, including facility and system implementation costs and employment-related costs. The Company and Sorghum will continue to assess the magnitude of these costs. Additional unanticipated costs may be incurred in the Acquisition and Sorghum, in particular, will assess these costs in relation to post-acquisition activities.

If the Adjournment Proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the Acquisition, CCCR’s board of directors will not have the ability to adjourn the Special Meeting to a later date in order to solicit further votes, and, therefore, the Acquisition will not be approved.

Our board of directors is seeking approval to adjourn the Special Meeting to a later date or dates if, at the Special Meeting, based upon the tabulated votes, there are insufficient votes to approve the consummation of the Reverse Split and the Acquisition. If the Adjournment Proposal is not approved, CCCR’s board will not have the ability to adjourn the Special Meeting to a later date and, therefore, will not have more time to solicit votes to approve the consummation of the Reverse Split and the Acquisition. In such event, the Reverse Split and the Acquisition would not be completed.

Upon consummation of the Acquisition, Ms. Darong Huang, will beneficially own approximately 44.84% of the then issued and outstanding shares of common stock and exert significant influence on our operations.

Upon the consummation of the Acquisition, Broomcorn Holdings Limited, an entity solely owned by Ms. Darong Huang, our chairwoman and chief executive officer upon closing of the Acquisition, will own approximately 44.84% of the then issued and outstanding shares of common stock. Accordingly, Darong Huang, by virtue of her beneficial ownership of these share, will be able to exercise substantial influence over our operations. She may have significant influence over election of directors and other matters requiring shareholder approval. Such concentration of voting power could have the effect of delaying, deterring, or preventing a change of control or other business combination, which may, in turn, have an adverse effect on the market price of our stock or prevent our shareholders from realizing a premium over the then-prevailing market price for their stock.

Ms. Darong Huang, as the principal shareholders of Wheat Finance, have potential conflicts of interest with us, which may adversely affect our business.

Darong Huang, our Chairwoman and Chief Executive Officer upon closing of the Acquisition, is a significant shareholder of Wheat, one of our VIE entities from which the majority of our revenue is expected upon closing of the Acquisition. Conflicts of interests between her duty to our Company and Wheat Finance may arise. For example, Ms. Huang could cause Wheat Finance to fail to take actions that are in the best interests of our Company. As Ms. Huang will be also CEO and Chairwoman of our Company, she has duties of loyalty and care to us under Delaware law when there are any potential conflicts of interests between our company and Wheat. We cannot assure you, however, that if conflicts of interest arise, she will act completely in our interests or that conflicts of interests will be resolved in our favor. In addition, Ms. Huang could violate her employment agreement with us or her legal duties by diverting business opportunities from us to others. If we cannot resolve any conflicts of interest between us and Ms. Huang, as applicable, we would have to rely on legal proceedings, which could result in the disruption of our business.

Risks Related to CCCR

Risks Relating to Our Lending and Guarantee Business

The substantial and continuing losses, and significant operating expenses incurred in the past few years may cause us to be unable to pursue all of our operational objectives if sufficient financing and/or additional cash from revenues is not realized.

We have an accumulated deficit of US$70,234,656 as of December 31, 2016 and a working capital (total consolidated current assets exceeding total consolidated current liabilities) of US$2,332,909, as of December 31, 2016. Although we have previously been able to attract financing as needed, such financing may not continue to be available at all, or if available, on reasonable terms as required. Furthermore, the terms of such financing may be dilutive to existing shareholders or otherwise on terms not favorable to existing shareholders or us. If we are unable to secure additional financing, as circumstances require, or do not succeed in meeting our sales objectives, we may be required to change or significantly reduce our operations or ultimately may not be able to continue our operations.

Our independent registered public accounting firm’s report contains an explanatory paragraph that expresses substantial doubt about our ability to continue as a “going concern.”

Because of our historical accumulated deficit in working capital, among others, our independent auditor has raised substantial doubt about our ability to continue as a going concern. The financial statements contained elsewhere in this prospectus do not include any adjustments that might result from our inability to consummate this offering or our inability to continue as a going concern.

20

Our limited operating history makes it difficult to evaluate our business and prospects and we may not be able to adapt to the changing market condition.

Wujiang Luxiang commenced operations in October 2008 and has a limited operating history. It is difficult to evaluate our prospects, as we may not have sufficient experience in addressing the risks to which companies operating in new and rapidly evolving markets such as the microcredit industry, may be exposed. We will continue to encounter risks and difficulties that companies at a similar stage of development frequently experience, including the potential failure to:

●	timely respond to the liquidity changes driven by PBOC’s policy and manage the credit risk inherent to our loan and guarantee business;

●	obtain sufficient working capital and increase our registered capital to support expansion of our loan and guarantee portfolios;

●	comply with any changes in the laws and regulations of the PRC or local province that may affect our lending operations;

●	expand our borrowers base;

●	collect from default borrowers;

●	maintain adequate control of default risks and expenses allowing us to realize anticipated revenue growth;

●	implement our customer development, risk management and acquisition strategies and adapt and modify them as needed;

●	integrate any future acquisitions; and

●	anticipate and adapt to changing conditions in the Chinese lending industry resulting from changes in government regulations, mergers and acquisitions involving our competitors, and other significant competitive and market dynamics.

As a matter of fact, for the year ended December 31, 2016, we had a net revenue of $2.2 million and a net loss of $2.0 million compared to a loss of $55.8 million and net loss of $61.3 million in 2015, a change of 104% and 97%, respectively. If we are unable to address any or all of the foregoing risks, our business may be materially and adversely affected.

PRC regulation of loans to, and direct investments in, PRC entities by offshore holding companies and the unauthorized transfer of certain funds by our former chief executive officer have prevented us from using the entire proceeds from our initial public offering to increase the registered capital of Wujiang Luxiang.

As an offshore holding company with PRC subsidiaries, we may transfer funds to our PRC subsidiaries or finance our operating entity by means of loans or capital contributions. Any loans to our PRC subsidiaries, which are foreign-invested enterprises, cannot exceed statutory limits based on the difference between the amount of our investments and registered capital in such subsidiaries, and shall be registered with SAFE, State Administration of Foreign Exchange, or its local counterparts. Furthermore, any capital increase contributions we make to our PRC subsidiaries, which are foreign-invested enterprises, shall be approved by MOFCOM, Ministry of Commerce, or its local counterparts. The majority of the net proceeds from our initial public offering completed in August 2013, approximately $7 million, is intended to increase the registered capital of Wujiang Luxiang and therefore its corresponding lending and guarantee capacity. Approximately $5.6 million of the net proceeds have already been contributed to Wujiang Luxiang and approved as an increase of the registered capital of Wujiang Luxiang. An additional $1.4 million was supposed to be transferred from WFOE to Wujiang Luxiang to further increase its registered capital. $1.5 million of the proceeds was initially transferred to WFOE to be used for the registered capital requirements of WFOE. Due to the subsequent reduction of WFOE’s registered capital requirement from $10 million to $100,000, $100,000 was supposed to remain at WFOE to satisfy its new registered capital requirement and the remaining $1.4 million was supposed to be used to further increase the registered capital of Wujiang Luxiang. However, as previously reported by the Company, RMB 7 million (approximately $1.1 million) was transferred from the bank account of WFOE to the personal account of Mr. Huichun Qin, the Company’s former CEO and Chairman of the Board. The Company has not been able to recover the missing funds. The delay and potential failure to use the remaining IPO proceeds to increase Wujiang Luxiang’s registered capital, currently prevents us from further expanding Wujiang Luxiang’s business.

21

Our current operations in China are geographically limited to the city of Wujiang.

In accordance with the PRC state and provincial laws and regulations with regard to microcredit companies, we are not allowed to make loans and provide guarantees to businesses and individuals located outside of the city of Wujiang. Our future growth opportunities depend on the growth and stability of the economy in the city of Wujiang. A downturn in the local economy or the implementation of local policies unfavorable to SMEs may cause a decrease in the demand for our loan or guarantee services and may negatively affect borrowers’ ability to repay their loans on a timely basis, both of which could have a negative impact on our profitability and business.

If the Jiangsu government subsidy we currently receive from the Jiangsu government for loans to farmers is not renewed, we would suffer a loss of revenues.

Pursuant to certain Jiangsu government policies on promotion of rural economic reform, the interest on loans to farmers is subsidized by the government. Therefore, we charge the farmers at an interest rate lower than that of loans to SME’s. A portion of the difference between the lower rate charged to farmers and the rate charged to SME’s is remitted to us annually by the Jiangsu government as a government subsidy. We also received other types of government subsidies from Jiangsu government which are, among other things, intended to incentivize microcredit companies to establish and maintain strict financial operation systems. Applicants for these subsidies are required to apply for such subsidies annually. The standards for granting this subsidy is presently flexible and the number of applicants applying for such subsidies varies from year to year. In addition, the amount of funds which will be available for the Jiangsu government to use for these government subsidies each year is uncertain and depend on the needs of microeconomic development of Jiangsu province, the government’s budget and other factors. In the event our application for such subsidy in the future is not granted or the funds we receive are reduced, we would suffer loss of revenues.

Changes in the interest rates and spread could have a negative impact on our revenues and results of operations.

Our revenues and financial condition are primarily dependent on interest income, which is the difference between interest earned from loans we provide and interest paid to the lines of credit we obtain from other financial institutions. A narrowing interest rate spread could adversely affect our earnings and financial conditions. If we are not able to control our funding costs or adjust our lending interest rate in a timely manner, our interest margin will decline. In addition, the interest rates we charge to the borrowers in our direct loan business are linked to the PBOC benchmark interest rate (the “PBOC Benchmark Rate”). The PBOC Benchmark Rate may fluctuate significantly due to changes in the PRC government’s monetary policy. Due to the restriction that our interest rate cannot be higher than three times the PBOC Benchmark Rate pursuant to certain Jiangsu banking regulations released in October 2012, if we have to reduce the interest rate we charge the borrowers to reflect the decrease of the PBOC Benchmark Rate, our interest rate spread will be negatively affected.

As a microcredit company, our business is subject to greater credit risks than larger lenders, which could adversely affect our results of operations.

There are inherent risks associated with our lending and guarantee activities, including credit risk, (the risk that borrowers may not repay the outstanding loans balances in our direct loan business or that we may not recover the full amount of the payment we made to the lender in our guarantee business). As a microcredit company, we extend credits to SMEs, farmer and individuals. These borrowers generally have fewer financial resources in terms of capital or borrowing capacity than larger entities and may have fewer financial resources to weather a downturn in the economy. Such borrowers may expose us to greater credit risks than lenders lending to larger, better-capitalized state-owned businesses with longer operating histories. Conditions such as inflation, economic downturn, local policy change, adjustment of industrial structure and other factors beyond our control may increase our credit risk more than such events would affect larger lenders. In addition, since we are only permitted to provide financial services to borrowers located in the city of Wujiang, our ability to geographically diversify our economic risks is limited by the local markets and economies. Also, decreases in local real estate value could adversely affect the values of the real property used as collateral in our direct loan and guarantee business. Such adverse changes in the local economy may have a negative impact on the ability of borrowers to repay their loans and the value of our collateral and our results of operations and financial condition may be adversely affected.

Our allowance for loan losses may not be sufficient to absorb future losses or prevent a material adverse effect on our business, financial condition, or results of operations.

Our risk assessment procedure uses historical information to estimate any potential losses based on our experience, judgment, and expectations regarding our borrowers and the economic environment in which we and our borrowers operate. The allowance for both loan losses and guarantee services were estimated based on 1% of the quarterly outstanding loan and guarantee portfolio balances. To the extent the mandatory loan loss reserve rate of 1% as required by PBOC differs from management’s estimates, the management elects to use the higher rate. We believe we are required to establish an allowance for loan losses pursuant to “The Guidance on Provisioning for Loan Losses” (the “Provision Guidance”) issued by PBOC and “Financial Practices of Rural Microcredit Companies of Jiangsu Province Pilot” (the “Jiangsu Financial Practices”) issued by Finance Office of Jiangsu Province in 2009. However, our implementation of the measurements set forth in the Provision Guidance and the Jiangsu Financial Practices, especially the Five-Tier approach in making the specific reserve, may be deemed not in compliance with the applicable banking regulations. Our loan loss reserves may not be sufficient to absorb future loan losses or prevent a material adverse effect on our business, financial condition, or results of operations.

22

Increases to the provision for loan losses and provision on financial guarantee services will cause our net income to decrease.

Our business is subject to fluctuations based on local economic conditions. These fluctuations are neither predictable nor within our control and may have a material adverse impact on our operations and financial condition. We may decide to increase our provision for loan losses and provision on financial guarantee services in light of the borrower’s repayment ability and/or the lack of clarity in the applicable banking regulations with regard to microcredit companies. The regulatory authority may also require an increase in the provision for loan losses and provision on financial guarantee services or the recognition of further loan charge-offs, based on judgments different from those of our management. Any increase in the provision for loan losses and provision on financial guarantee services will result in a decrease in net income and may have a material adverse effect on our financial condition and results of operations.

We lack significant product and business diversification. Accordingly, our future revenues and earnings are more susceptible to fluctuations than a more diversified company.

Currently, our primary business activities include offering direct loans and providing guarantee services to our customers. If we are unable to maintain and grow the operating revenues from our business or develop additional revenue streams, our future revenues and earnings are not likely to grow and could decline. Our lack of significant product and business diversification could inhibit the opportunities for growth of our business, revenues and profits.

Competition in the microcredit industry is growing and could cause us to lose market share and revenues in the future.

We believe that the microcredit industry is an emerging market in China. We may face growing competition in the microcredit industry and we believe that the microcredit market is becoming more competitive as this industry matures and begins to consolidate. We currently compete with traditional financial institutions, other microcredit companies, and some cash-rich state-owned companies or individuals that lend to SMEs. Some of our competitors have larger and more established borrower bases and substantially greater financial, marketing and other resources than we do. As a result, we could lose market share and our revenues could decline, thereby adversely affecting our earnings and potential for growth.

If we fail to remediate the material weaknesses in our internal control over financial reporting that have been identified, we may be unable to accurately report our results of operations or prevent misstatements. Investor confidence and the market price of our Common Stock may be materially and adversely affected.

Prior to our IPO, we were a private company with limited accounting personnel and other resources with which to address our internal controls and procedures. Our independent registered public accounting firm is not required to and has not conducted an audit or assessment of our internal control over financial reporting. In August 2014, the Company discovered RMB 7 million (approximately $1.1 million) was transferred (the “Transfer at Issue”) from the bank account of WFOE, without authorization, to the personal account of Mr. Qin, the then CEO of the Company. The Company appointed a special committee (the “Special Committee”) of the Board of Directors to conduct an internal review surrounding the Transfer at Issue. The internal review indicated that the Company’s control deficiencies contributed to the Transfer at Issue. Since Mr. Qin had the sole authority to approve fund transfers, there was a lack of checks and balances over transfers. The Company filed a report with a local Wujiang Police Department charging Mr. Qin with misappropriating RMB 7 million. The Company retained a local law firm to assist the Company in following up with the Police Department with regard to the development of the case and collection of the missing funds. According to the PRC counsel, if the prosecutors agree to criminally indict Mr. Qin, there will be an accompanying civil collection suit. If the prosecutors determined not to criminally indict Mr. Qin, then the Company will initiate a civil proceeding against Mr. Qin to collect such funds. The prosecutors have not notified the Company of their decision as of the date of this prospectus. There is no assurance that we would be able to collect the missing funds, if any.

As a result of the control deficiencies in the fund transfer procedure and other material weaknesses identified, the Company concluded its internal controls over financial reporting were not effective as of December 31, 2016. Such material weaknesses may result in our inability to accurately report our financial results or prevent material misstatements.

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Our business depends on the continuing efforts of members of our management. If we lose their services, our business may be severely disrupted.

Our business operations depend on the continuing efforts of members of our management. If one or more of our management were unable or unwilling to continue their employment with us, we might not be able to replace them in a timely manner, or at all. We may incur additional expenses to recruit and retain qualified replacements. Our business may be severely disrupted and our financial condition and results of operations may be materially and adversely affected. In addition, members of our management team may join a competitor or form a competing company. We may not be able to successfully enforce any contractual rights we have with our management team, in particular in China, where all of these individuals reside and where our business is operated through Wujiang Luxiang through various VIE Agreements. As a result, our business may be negatively affected due to the loss of one or more members of our management.

We require highly qualified personnel and if we are unable to hire or retain qualified personnel, we may not be able to grow effectively.

Our future success also depends upon our ability to attract and retain highly qualified personnel. Expansion of our business and our management will require additional managers and employees with industry experience, and our success will be highly dependent on our ability to attract and retain skilled management personnel and other employees. We may not be able to attract or retain highly qualified personnel. Competition for skilled personnel is significant in China. This competition may make it more difficult and expensive to attract, hire and retain qualified managers and employees.

We have no insurance coverage for our lending or guarantee business or our bank accounts, which could expose us to significant costs and business disruption.

Risks associated with our business and operations include, but are not limited to, borrowers’ failure to repay the outstanding principal and interest when due and our loss reserve is not sufficient to cover such failure, losses of key personnel, business interruption due to power shortages or network failure, and risks posed by natural disasters including storms, floods and earthquakes, any of which may result in significant costs or business disruption. We do not maintain any credit insurance, business interruption insurance, general third-party liability insurance, nor do we maintain key-man life insurance or any other insurance coverage except the mandatory social insurance for the employees of Wujiang Luxiang. If we incur any loss that is not covered by our loss reserve, our business, financial condition and results of operations could be materially and adversely affected.

We maintain our cash with various banks. Our cash accounts are not insured or otherwise protected. Should any bank or trust company holding our cash deposits become insolvent, or if we are otherwise unable to withdraw funds, we could lose the cash on deposit with that particular bank or trust company.

Risks Relating to Our Financial Leasing Business

Our financial leasing business is currently on hold.

In February 2015, we signed two leasing contracts worth a total of total $4.88 million. We do not currently have further funds to deploy in the financial leasing business and plan to hold off expansion of the leasing business until otherwise determined by the management based on the economic environment and other considerations. Even if we decide to resume the financial leasing business, we may not be able to develop our financial leasing business as planned and generate significant revenues. The revenue and income potential of our proposed financial leasing business is unproven and the lack of operating history makes it difficult to evaluate the future prospects of this business.

We have no experience in the equipment leasing and financing business and our knowledge of the Chinese financial leasing market is limited.

None of the PFL management has any prior experience in the operation or management of equipment financing and leasing. Our knowledge of the Chinese financial leasing industry and market is very limited. Our perception of the potential customers’ needs and their acceptance of our financial leasing services may not be accurate. We may not be able to work with equipment providers to successfully purchase qualified equipment identified by our customers on terms acceptable to us. We may not be able to establish sound financial modeling in the calculation of the interest rate and residual value. Such inexperience and lack of active knowledge may lead to failure of our financial leasing business.

Lack of knowledge of financial leasing benefits among potential customers may make it difficult for us to market our services.

Currently, a high proportion of Chinese management, especially management of SMEs, still perceive leasing companies as a “second-class bank”, and very few recognize the flexibility and benefits that financial leasing provides. We may need to invest a tremendous amount of time and effort toward lease education so that potential customers can fully appreciate the flexibility leasing offers to deploy their assets. Failure in such education may make it difficult for us to market our financial leasing services.

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A protracted economic downturn may cause an increase in defaults under our leases and lower demand for the commercial equipment we lease.

A protracted economic downturn, similar to the one China experienced in recent years, could result in a decline in the demand for some of the types of equipment or services we finance, which could lead to a decline in originations. A protracted economic downturn may slow the development and continued operation of small commercial businesses, which is one of the primary markets for the commercial equipment leased by us. In addition, a protracted downturn could result in an increase in delinquencies and defaults by our lessees and other obligors, which could have an adverse effect on our cash flow and earnings. These factors could have a material adverse effect on our business, financial condition and results of operations.

Our allowance for lease credit losses may prove to be inadequate to cover future credit losses.

We will maintain an allowance for credit losses on our leases, at an amount we believe is sufficient to provide adequate protection against losses on the leases. We cannot be sure that our allowance for credit losses will be adequate over time to cover losses caused by adverse economic factors, or unfavorable events affecting specific leases, industries or geographic areas. Losses in excess of our allowance for credit losses may have a material adverse effect on our business, financial condition and results of operations.

We are vulnerable to changes in the demand for the types of equipment we plan on leasing or price reductions in such equipment.

Our leasing portfolio will be comprised of a wide variety of equipment including, but not limited to, public transportation vehicles such as subway cars, trains, buses, medical equipment, equipment used in textile production and agricultural equipment. Reduced demand for financing of the types of equipment we lease could adversely affect our lease origination volume, which in turn could have a material adverse effect on our business, financial condition and results of operations. Technological advances may lead to a decrease in the price of these types of equipment and a consequent decline in the need for financing of such equipment. These changes could reduce the need for outside financing sources that would reduce our lease financing opportunities and origination volume in such products. In the event that demand for financing the types of equipment that we lease declines, we will need to expand our efforts to provide lease financing for other products.

We may face growing competition, which could cause us to lower our lease rates, hurt our origination volume and strategic position and adversely affect our financial results.

The Chinese financial leasing industry is becoming competitive in recent years. We will compete for customers with a number of international, national, regional and local banks and finance companies and financial leasing companies. Our competitors also include equipment manufacturers that lease or finance the sale of their own products. Our competitors include larger, more established companies, some of which may possess substantially greater financial, marketing and operational resources than us, including lower cost of funds and access to capital markets and other funding sources which may be unavailable to us. If a competitor was to lower its lease rates, we could be forced to follow such trend or be unable to retain origination volume, either of which would have a material adverse effect on our business, financial condition and results of operations.

If PFL were to lose key personnel, its operating results may suffer.

The success of our financial leasing business depends to a large extent upon the abilities and continued efforts of senior management. The loss of the services of one or more of the key members of our senior management before we are able to attract and retain qualified replacement personnel could have a material adverse effect on the development and success of our financial leasing business.

Recently proposed accounting changes may negatively impact the demand for equipment leases.

On August 17, 2010, the International Accounting Standards Board (IASB) and Financial Accounting Standards Board (FASB) released a joint exposure draft that would dramatically change lease accounting for both lessees and lessors by requiring balance sheet recognition of all leases. At their June 13, 2012 joint board meeting, the International Accounting Standards Board (IASB) and the FASB (collectively, the “Boards”) agreed on an approach for the accounting for lease expenses as part of their joint project to revise lease accounting. In September 2012, the Boards reached tentative decisions regarding sale and leaseback transactions and other lease accounting issues. The Boards issued revised exposure draft in May 2013, with a 120-day comment period. As part of the deliberation process, the Boards reviewed nearly 800 comment letters and held public roundtable meetings and preparer workshops. A key issue raised by stakeholders in this process was the front-loading of expense recognition for lessees in the proposal. The Boards have tentatively agreed to change the expense recognition pattern and income statement presentation for certain leases. If these accounting changes are adopted in a form that makes equipment leasing less attractive to small business owners, it could result in a reduction in the demand for equipment leases, and could have an adverse effect on our results of operations and financial condition.

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Risks Relating to Doing Business in China

PRC regulation of loans to, and direct investments in, PRC entities by offshore holding companies may delay or prevent us from using proceeds from financing activities to make loans or additional capital contributions to our PRC operating subsidiaries.

As an offshore holding company with PRC subsidiaries, we may transfer funds to our PRC subsidiaries or finance our operating entity by means of loans or capital contributions. Any loans to our PRC subsidiaries, which are foreign-invested enterprises, cannot exceed statutory limits based on the difference between the amount of our investments and registered capital in such subsidiaries, and shall be registered with SAFE, or its local counterparts. Furthermore, any capital increase contributions we make to our PRC subsidiaries, which are foreign-invested enterprises, shall be approved by MOFCOM, or its local counterparts. We may not be able to obtain these government registrations or approvals on a timely basis, if at all. If we fail to receive such registrations or approvals, our ability to provide loans or capital to increase contributions to our PRC subsidiaries may be negatively affected, which could adversely affect our liquidity and our ability to fund and expand our business.

A slowdown of the Chinese economy or adverse changes in economic and political policies of the PRC government could negatively impact China’s overall economic growth, which could materially adversely affect our business.

We are a holding company and all of our operations are entirely conducted in the PRC. Although the PRC economy has grown in recent years, such growth may not continue. A slowdown in overall economic growth, an economic downturn or recession or other adverse economic developments in the PRC may materially reduce the demand for our direct lending, guarantee and financial leasing services and may have a materially adverse effect on our business.

China’s economy differs from the economies of most other countries in many respects, including the amount of government involvement in the economy, the general level of economic development, growth rates and government control of foreign exchange and the allocation of resources. While the PRC economy has grown significantly over the past few decades, this growth has remained uneven across different periods, regions and economic sectors.

The PRC government also exercises significant control over China’s economic growth by allocating resources, controlling the payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Any actions and policies adopted by the PRC government could negatively impact the Chinese economy, which could materially adversely affect our business.

Substantial uncertainties and restrictions with respect to the political and economic policies of the PRC government and PRC laws and regulations could have a significant impact upon the business we may be able to conduct in the PRC and accordingly on the results of our operations and financial condition.

Our business operations may be adversely affected by the current and future political environment in the PRC. The Chinese government exerts substantial influence and control over the manner in which we must conduct our business activities. Our ability to operate in China may be adversely affected by changes in Chinese laws and regulations. Under the current government leadership, the government of the PRC has been pursuing economic reform policies that encourage private economic activities and greater economic decentralization. However, the government of the PRC may not continue to pursue these policies, or may significantly alter these policies from time to time without notice.

There are substantial uncertainties regarding the interpretation and application of PRC laws and regulations, including, but not limited to, the laws and regulations governing our business, or the enforcement and performance of our arrangements with borrowers in the event of the imposition of statutory liens, death, bankruptcy or criminal proceedings. Only after 1979 did the Chinese government begin to promulgate a comprehensive system of laws that regulate economic affairs in general, deal with economic matters such as foreign investment, corporate organization and governance, commerce, taxation and trade, as well as encourage foreign investment in China. Although the influence of the law has been increasing, China has not developed a fully integrated legal system and recently enacted laws and regulations may not sufficiently cover all aspects of economic activities in China. Also, because these laws and regulations are relatively new, and because of the limited volume of published cases and their lack of force as precedents, interpretation and enforcement of these laws and regulations involve significant uncertainties. New laws and regulations that affect existing and proposed future businesses may also be applied retroactively. In addition, there have been constant changes and amendments of laws and regulations over the past 30 years in order to keep up with the rapidly changing society and economy in China. Because government agencies and courts provide interpretations of laws and regulations and decide contractual disputes and issues, their inexperience in adjudicating new business and new polices or regulations in certain less developed areas causes uncertainty and may affect our business. Consequently, we cannot clearly foresee the future direction of Chinese legislative activities with respect to either businesses with foreign investment or the effectiveness on enforcement of laws and regulations in China. The uncertainties, including new laws and regulations and changes of existing laws, as well as judicial interpretation by inexperienced officials in the agencies and courts in certain areas, may cause possible problems to foreign investors.

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Our microcredit business is subject to extensive regulation and supervision by state, provincial and local government authorities, which may interfere with the way we conduct our business and may negatively impact our financial results.

We are subject to extensive and complex state, provincial and local laws, rules and regulations with regard to our loan and guarantee operations, capital structure, allowance for loan losses, among other things. These laws, rules and regulations are issued by different central government ministries and departments, provincial and local governments while enforced by different local authorities in the city of Wujiang. In addition, it is not clear whether microcredit companies are subject to certain banking regulations the state-owned and commercial banks are subject to, including the regulation with regard to loan loss reserves. Therefore, the interpretation and implementation of such laws, rules and regulations may not be clear and occasionally we have to depend on oral inquiries with local government authorities. As a result of the complexity, uncertainties and constant changes in these laws, rules and regulation, including changes in interpretation and implementation of such, our business activities and growth may be adversely affected if we do not respond to the changes in a timely manner or are found to be in violation of the applicable laws, regulations and policies as a result of a different position from ours taken by the competent authority in the interpretation of such applicable laws, regulations and policies. If we were found to be not in compliance with these laws and regulations, we may be subject to sanctions by regulatory authorities, monetary penalties and/or reputation damage, which could have a material adverse effect on our business operation and profitability.

Lack of financial leasing regulations could negatively impact our business.

Currently, there is no uniform equipment title registration process and system in China, as each municipality adopts different procedures. The pending China Financial Leasing Law is expected to unify the registration procedures and protect the lessor against a “good-faith” third-party claim if the leased assets are registered in the lessor’s name. In the absence of such central title registration system, the lessors’ ownership interest on the leased equipment may be threatened. Loss of ownership to the leased equipment will have a negative effect on our financial position.

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We may be subject to administrative sanctions in the event the extension we obtained on contribution of PFL’s registered capital is reversed or determined to be not effective or if we are not able to contribute the remainder of the registered capital as required.

Pursuant to Foreign Wholly-Owned Enterprise Law and relevant implementation rules, 15% of the U.S. $50 million registered capital of PFL is required to be contributed within initial three months of PFL obtaining its business license on September 5, 2013 and the remainder to be contributed within two years after the business license is granted. We did not make any contributions within the three-month period since we expected to fund such contribution with the proceeds from the follow-on offering. Based on our oral inquiries with the local Commission of Commerce of Wujiang, we were told that the required initial installment would be reduced to 10% in 2014 and that the competent authority would refrain from taking specific administrative measures against us once the first installment of capital contribution is paid. In addition, we were told by Wujiang Economic and Technological Development Zone (“WETDZ”), where PFL is incorporated and located, that there will be no penalty for the delayed contribution of the first installment of the registered capital. In the event the orally granted extension or the advice we received from WETDZ is reversed or found to be not valid by a relevant authority, we may be subject to administrative sanctions, including monetary penalties ranging from 5% to 15% of the portion that has not been paid on time, or from $375,000 to $1,125,000 if none was contributed at the time of the sanction. In October 2014, we contributed substantially all of the net proceeds raised in the follow-on offering to the registered capital requirement of PFL.

In addition, the new PRC Company Law that became effective on March 1, 2014, radically changed the registered capital requirements, including deleting the requirement to contribute the registered capital within certain time frames and the minimum registered capital requirement. However, it is unclear whether PFL will be subject to the loosened registered capital requirements under the new PRC Company Law and, as a result, be exempted from contributing the remainder of the registered capital within two years after the business license is granted. If it is later determined that PFL cannot enjoy the loosened registered capital requirement set forth in the new Company Law, we would have to contribute 85% of the then registered capital of PFL prior to September 4, 2015. In the event we are not able to make such contribution, we may be subject to administrative sanctions, including monetary penalties ranging from 5% to 15% of the portion that has not been paid on time, or from $2,125,000 to $6,375,000 if none of the remaining 85% was contributed at the time of the sanction.

Since we conduct  a substantial number of our operations in China, and almost all of our officers and directors reside outside the United States, our stockholders may face difficulties in protecting their interests and exercising their rights as a stockholder of CCC.

Although we are incorporated in Delaware, we conduct most of our operations in China through Wujiang Luxiang, our consolidated VIE in China and PFL. All of our current officers and almost all of our directors reside outside the United States and most of the assets of those persons are located outside of the United States. It may be difficult for the stockholders to conduct due diligence on the Company or such directors in your election of the directors and attend shareholders meeting if the meeting is held in China. We plan to have one shareholder meeting each year at a location to be determined, potentially alternating between United States and China. As a result of all of the above, our public shareholders may have more difficulty in protecting their interests through actions against our management, directors or major shareholders than would shareholders of a corporation doing business entirely or predominantly within the United States.

Stockholders may experience difficulties in affecting service of legal process, enforcing foreign judgments or bringing original actions in China based upon United States laws, including the federal securities laws or other foreign laws against us or our management.

Substantially all of our operations are conducted in China, and all of our assets are located in China. A majority of our officers are nationals or residents of the PRC and a substantial portion of their assets are located outside the United States. As a result, Dacheng Law Firm, our counsel as to PRC law, advised us that it may be difficult for a shareholder to effect service of process within the United States upon these persons, or to enforce judgments against us which are obtained in United States courts, including judgments predicated upon the civil liability provisions of the securities laws of the United States or any state in the United States.

Dacheng Law Firm further advised us that the recognition and enforcement of foreign judgments are provided for under the PRC Civil Procedures Law. PRC courts may recognize and enforce foreign judgments in accordance with the requirements of the PRC Civil Procedures Law based either on treaties between China and the country where the judgment is made or on principles of reciprocity between jurisdictions. China does not have any treaties or other form of reciprocity with the United States that provide for the reciprocal recognition and enforcement of foreign judgments. In addition, according to the PRC Civil Procedures Law, courts in the PRC will not enforce a foreign judgment against us or our directors and officers if they decide that the judgment violates the basic principles of PRC laws, national sovereignty, security or public interest. As a result, it is uncertain whether and on what basis a PRC court would enforce a judgment rendered by a court in the United States.

Dacheng Law Firm also advised us that in the event that shareholders originate an action against a company without domicile in China for disputes related to contracts or other property interests, the PRC courts may accept a course of action if (a) the disputed contract was concluded or performed in the PRC, or the disputed subject matter is located in the PRC, (b) the company (as defendant) has properties that can be seized within the PRC, (c) the company has a representative organization within the PRC, (d) the parties choose to submit to jurisdiction of the PRC courts in the contract, or (e) the contract is executed or performed within the PRC. The action may be initiated by the shareholder through filing a complaint with the PRC courts. The PRC courts will determine whether to accept the complaint in accordance with the PRC Civil Procedures Law. The shareholder may participate in the action by itself or entrust any other person or PRC legal counsel to participate on behalf of such shareholder. Foreign citizens and companies will have the same right as PRC citizens and companies in an action unless such foreign country restricts the rights of PRC citizens and companies.

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We may have difficulty in establishing adequate management and financial controls in China.

The PRC has only recently begun to adopt the management and financial reporting concepts and practices that investors in the U.S. are familiar with. We may have difficulty in hiring and retaining employees in China who have the experience necessary to implement the kind of management and financial controls that are required of a U.S. public company. If we cannot establish such controls, or if we are unable to collect the financial data required for the preparation of our financial statements, or if we are unable to keep our books and accounts in accordance with the U.S. accounting standards for business, we may not be able to continue to file required reports with the SEC, which would likely have a material adverse effect on the performance of our shares of Common Stock.

WFOE’s ability to pay dividends to us may be restricted due to foreign exchange control and other regulations of China.

As an offshore holding company, we may rely principally on dividends from our subsidiaries in China, WFOE and PFL, for our cash requirements. Under the applicable PRC laws and regulations, foreign-invested enterprises in China may pay dividends only out of their accumulated profits, if any, determined in accordance with PRC accounting standards and regulations. In addition, a foreign-invested enterprise in China is required to set aside a portion of its after-tax profit to fund specific reserve funds prior to payment of dividends. In particular, at least 10% of its after-tax profits based on PRC accounting standards each year is required to be set aside towards its general reserves until the accumulative amount of such reserves reach 50% of its registered capital. These reserves are not distributable as cash dividends.

Furthermore, WFOE’s and PFL’s ability to pay dividends may be restricted due to foreign exchange control policies and the availability of its cash balance. Substantially all of our operations are conducted in China and all of our revenue received, by WFOE through VIE arrangement and by PFL, are denominated in RMB. RMB is subject to exchange control regulation in China, and, as a result, WFOE and PFL may be unable to distribute any dividends outside of China due to PRC exchange control regulations that restrict our ability to convert RMB into U.S. dollars.

The lack of dividends or other payments from WFOE may limit our ability to make investments or acquisitions that could be beneficial to our business, pay dividends or otherwise fund, and conduct our business. Our funds may not be readily available to us to satisfy obligations which have been incurred outside the PRC, which could adversely affect our business and prospects or our ability to meet our cash obligations. Accordingly, if we do not receive dividends from WFOE or PFL, our liquidity and financial condition will be materially and adversely affected.

Our global income may be subject to PRC taxes under the PRC Enterprise Income Tax Law, which could have a material adverse effect on our results of operations.

Under the PRC Enterprise Income Tax Law, or the New EIT Law, and its implementation rules, which became effective in January 2008, an enterprise established outside of the PRC with a “de facto management body” located within the PRC is considered a PRC resident enterprise and will be subject to the enterprise income tax at the rate of 25% on its global income. The implementation rules define the term “de facto management bodies” as “establishments that carry out substantial and overall management and control over the manufacturing and business operations, personnel and human resources, finance and treasury, and acquisition and disposition of properties and other assets of an enterprise.” On April 22, 2009, the State Administration of Taxation (the “SAT”), issued a circular, or SAT Circular 82, which provides certain specific criteria for determining whether the “de facto management body” of a PRC-controlled enterprise that is incorporated offshore is located in China. Although the SAT Circular 82 only applies to offshore enterprises controlled by PRC enterprises or PRC enterprise groups, not those controlled by PRC individuals or foreigners, the determining criteria set forth in the SAT Circular 82 may reflect the SAT’s general position on how the “de facto management body” text should be applied in determining the resident status of all offshore enterprises for the purpose of PRC tax, regardless of whether they are controlled by PRC enterprises or individuals. Although we do not believe that our legal entities organized outside of the PRC constitute PRC resident enterprises, it is possible that the PRC tax authorities could reach a different conclusion. In such case, we may be considered a PRC resident enterprise and may therefore be subject to the 25% enterprise income tax on our global income. If we are considered a resident enterprise and earn income other than dividends from our PRC subsidiary, a 25% enterprise income tax on our global income could significantly increase our tax burden and materially and adversely affect our cash flow and profitability. In addition to the uncertainty regarding how the new PRC resident enterprise classification for tax purposes may apply, it is also possible that the rules may change in the future, possibly with retroactive effect.

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Fluctuations in the foreign currency exchange rate between U.S. Dollars and Renminbi could adversely affect our financial condition.

The value of the RMB against the U.S. dollar and other currencies may fluctuate. Exchange rates are affected by, among other things, changes in political and economic conditions and the foreign exchange policy adopted by the PRC government. On July 21, 2005, the PRC government changed its policy of pegging the value of the RMB to the U.S. dollar. Under the new policy, the RMB is permitted to fluctuate within a narrow and managed band against a basket of foreign currencies. Following the removal of the U.S. dollar peg, the RMB appreciated more than 20% against the U.S. dollar over three years. From July 2008 until June 2010, however, the RMB traded stably within a narrow range against the U.S. dollar. There remains significant international pressure on the PRC government to adopt a more flexible currency policy, which could result in a further and more significant appreciation of the RMB against foreign currencies. On June 20, 2010, the PBOC announced that the PRC government would reform the RMB exchange rate regime and increase the flexibility of the exchange rate. We cannot predict how this new policy will impact the RMB exchange rate.

Our revenues and costs are mostly denominated in the RMB, and a significant portion of our financial assets are also denominated in the RMB. Any significant fluctuations in the exchange rate between the RMB and the U.S. dollar may materially adversely affect our cash flows, revenues, earnings and financial position, and the amount of and any dividends we may pay on our Common Stock in U.S. dollars. In addition, fluctuations in the exchange rate between the RMB and the U.S. dollar could also result in foreign currency translation losses for financial reporting purposes.

Future inflation in China may inhibit economic activity and adversely affect our operations.

The Chinese economy has experienced periods of rapid expansion in recent years which can lead to high rates of inflation or deflation. This has caused the PRC government to, from time to time, enact various corrective measures designed to restrict the availability of credit or regulate growth and contain inflation. High inflation may in the future cause the PRC government to once again impose controls on credit and/or prices, or to take other action, which could inhibit economic activity in China. Any action on the part of the PRC government that seeks to control credit and/or prices may adversely affect our business operations.

PRC laws and regulations have established more complex procedures for certain acquisitions of Chinese companies by foreign investors, which could make it more difficult for us to pursue growth through acquisitions in China.

Further to the Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors, or the New M&A Rules, the Anti-monopoly Law of the PRC, the Rules of Ministry of Commerce on Implementation of Security Review System of Mergers and Acquisitions of Domestic Enterprises by Foreign Investors promulgated by MOFCOM or the MOFCOM Security Review Rules, was issued in August 2011, which established additional procedures and requirements that are expected to make merger and acquisition activities in China by foreign investors more time-consuming and complex, including requirements in some instances that MOFCOM be notified in advance of any change of control transaction in which a foreign investor takes control of a PRC enterprise, or that the approval from MOFCOM be obtained in circumstances where overseas companies established or controlled by PRC enterprises or residents acquire affiliated domestic companies. PRC laws and regulations also require certain merger and acquisition transactions to be subject to merger control review and or security review.

The MOFCOM Security Review Rules, effective from September 1, 2011, which implement the Notice of the General Office of the State Council on Establishing the Security Review System for Mergers and Acquisitions of Domestic Enterprises by Foreign Investors promulgated on February 3, 2011, further provide that, when deciding whether a specific merger or acquisition of a domestic enterprise by foreign investors is subject to the security review by MOFCOM, the principle of substance over form should be applied and foreign investors are prohibited from bypassing the security review requirement by structuring transactions through proxies, trusts, indirect investments, leases, loans, control through contractual arrangements or offshore transactions.

Furthermore, if the business of any target company that we seek to acquire falls into the scope of security review, we may not be able to successfully acquire such company either by equity or asset acquisition, capital contribution or through any contractual arrangement. We may grow our business in part by acquiring other companies operating in our industry. Complying with the requirements of the relevant regulations to complete such transactions could be time consuming, and any required approval processes, including approval from MOFCOM, may delay or inhibit our ability to complete such transactions, which could affect our ability to maintain or expand our market share.

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In addition, SAFE promulgated the Circular on the Relevant Operating Issues concerning Administration Improvement of Payment and Settlement of Foreign Currency Capital of Foreign-invested Enterprises, or Circular 142, on August 29, 2008. Its subsequent Supplementary Notice on Issues Relating to the Improvement of Business Operations over Payment and Settlement of Foreign Exchange Capital of Foreign-Invested Enterprises was promulgated by SAFE on July 18, 2011. Under Circular 142, registered capital of a foreign-invested company settled in RMB converted from foreign currencies may only be used within the business scope approved by the applicable governmental authority and may not be used for equity investments in the PRC. In addition, foreign-invested companies may not change how they use such capital without SAFE’s approval, and may not in any case use such capital to repay RMB loans if they have not used the proceeds of such loans according to the loan agreement. Furthermore, SAFE promulgated a circular on November 19, 2012, or Circular 59, which requires the authenticity of settlement of net proceeds from offshore offerings to be closely examined and the net proceeds to be settled in the manner described in the offering documents. Circular 142 and Circular 59 may significantly limit our ability to effectively use the proceeds from future financing activities as the WFOE may not convert the funds received from us in foreign currencies into RMB, which may adversely affect our liquidity and our ability to fund and expand our business in the PRC.

Failure to comply with the United States Foreign Corrupt Practices Act could subject us to penalties and other adverse consequences.

As our ultimate holding Company is a Delaware corporation, we are subject to the United States Foreign Corrupt Practices Act, which generally prohibits United States companies from engaging in bribery or other prohibited payments to foreign officials for the purpose of obtaining or retaining business. Foreign companies, including some that may compete with us, are not subject to these prohibitions. Corruption, extortion, bribery, pay-offs, theft and other fraudulent practices may occur from time-to-time in the PRC. Our employees or other agents may engage in such conduct for which we might be held responsible. If our employees or other agents are found to have engaged in such practices, we could suffer severe penalties and other consequences that may have a material adverse effect on our business, financial condition and results of operations.

Recent SEC’s administrative proceedings against the China affiliates of the five multi-national accounting firms may lead to the deregistering of Chinese accounting firms by the PCAOB, which may affect our ability to engage qualified independent auditors.

The SEC recently commenced administrative proceedings against BDO China Dahua Co. Ltd., Deloitte Touche Tohmatsu Certified Public Accountants Ltd., Ernst & Young Hua Ming LLP, KPMG Huazhen (Special General Fund) and PricewaterhouseCoopers Zhong Tian CPAs Limited for refusing to produce audit work papers and other documents related to PRC-based companies under investigation by the SEC for potential accounting fraud against U.S. investors. The SEC has launched an initiative to address concerns arising from reverse mergers and foreign issuers. The SEC charged these accounting firms with violations of the Securities Exchange Act and the Sarbanes-Oxley Act, which requires foreign public accounting firms to provide, upon the request of the SEC, audit work papers involving any company trading on U.S. markets. Under PRC law, auditors are not permitted to hand over audit work papers as books and records of Chinese companies are afforded protection of secrecy laws. We are not in a position to assess the outcome or ramifications of these ongoing proceedings and investigations. Unless the PRC government changes its secrecy laws, there are risks that the Public Company Accounting Oversight Board (“PCAOB”) may deregister Chinese accounting firms whose audit work papers the PCAOB cannot inspect and such deregistering of Chinese accounting firms by the PCAOB would, in turn, make it difficult for us to engage qualified independent auditors.

If we become directly subject to the recent scrutiny, criticism and negative publicity involving U.S.-listed Chinese companies, we may have to expend significant resources to investigate and resolve the matter which could harm our business operations and our reputation. Ultimately, this could result in a loss to our stockholders, especially if such a matter cannot be addressed and resolved favorably.

Recently, U.S. public companies that have substantially all of their operations in China, have been the subject of intense scrutiny, criticism and negative publicity by investors, financial commentators and regulatory agencies, such as the SEC. Much of the scrutiny, criticism and negative publicity has centered around financial and accounting irregularities, a lack of effective internal controls over financial accounting, inadequate corporate governance policies or a lack of adherence thereto and, in many cases, allegations of fraud. As a result of the scrutiny, criticism and negative publicity, the publicly traded stock of many U.S. listed Chinese companies has sharply decreased in value and, in some cases, has become virtually worthless. Many of these companies are now subject to shareholder lawsuits and SEC enforcement actions and are conducting internal and external investigations into the allegations. It is not clear what effect this sector-wide scrutiny, criticism and negative publicity will have on our company and our business. If we become the subject of any unfavorable allegations, whether such allegations are proven to be true or untrue, we will have to expend significant resources to investigate such allegations and/or defend the Company. This situation may be a major distraction to our management. If such allegations are not proven to be groundless, our company and business operations will be severely hampered and your investment in our stock could be rendered worthless.

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The disclosures in our reports and other filings with the SEC and our other public pronouncements are not subject to the scrutiny of any regulatory bodies in the PRC.

Our reports and other filings with the SEC are subject to SEC review in accordance with the rules and regulations promulgated by the SEC under the Securities Act and the Exchange Act. Our SEC filings and other disclosure and public pronouncements are not subject to the review or scrutiny of any PRC regulatory authority. For example, the disclosure in our SEC reports and other filings are not subject to the review by CSRC, a PRC regulator that is tasked with oversight of the capital markets in China. Accordingly, you should review our SEC reports, filings and our other public pronouncements with the understanding that no local regulator has done any review of our company, our SEC reports, other filings or any of our other public pronouncements.

Risks Relating to CCCR’s Corporate Structure

We conduct our lending and guarantee business through Wujiang Luxiang by means of contractual arrangements. If the PRC courts or administrative authorities determines that these contractual arrangements do not comply with applicable regulations, we could be subject to severe penalties and our business could be adversely affected. In addition, changes in such Chinese laws and regulations may materially and adversely affect our business.

There are uncertainties regarding the interpretation and application of PRC laws, rules and regulations, including but not limited to the laws, rules and regulations governing the validity and enforcement of the contractual arrangements between WFOE and each of Wujiang Luxiang. Although we were advised by our PRC counsel, Dacheng Law Offices, that based on their understanding of the current PRC laws, rules and regulations, the structure for operating our business in China (including our corporate structure and contractual arrangements with Wujiang Luxiang and its shareholders) comply with all applicable PRC laws, rules and regulations, and do not violate, breach, contravene or otherwise conflict with any applicable PRC laws, rules or regulations, the PRC courts or regulatory authorities may determine that our corporate structure and contractual arrangements violate PRC laws, rules or regulations. We are aware of a recent case involving Chinachem Financial Services where certain contractual arrangements for a Hong Kong Company to gain economic control over a PRC Company were declared to be void by the PRC Supreme People’s Court. If the PRC courts or regulatory authorities determine that our contractual arrangements are in violation of applicable PRC laws, rules or regulations, our contractual arrangements will become invalid or unenforceable.

If WFOE, Wujiang Luxiang or their ownership structure or the contractual arrangements, are determined to be in violation of any existing or future PRC laws, rules or regulations, or WFOE, or Wujiang Luxiang fails to obtain or maintain any of the required governmental permits or approvals, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including:

●	revoking the business and operating licenses of WFOE, or Wujiang Luxiang;

●	discontinuing or restricting the operations of WFOE or Wujiang Luxiang;

●	imposing conditions or requirements with which we, WFOE or Wujiang Luxiang may not be able to comply;

●	requiring us, WFOE or Wujiang Luxiang to restructure the relevant ownership structure or operations;

●	restricting or prohibiting our use of the proceeds from our initial public offering to finance our business and operations in China; or

●	imposing fines.

The imposition of any of these penalties would severely disrupt our ability to conduct business and have a material adverse effect on our financial condition, results of operations and prospects.

On or around September 2011, various media sources reported that the China Securities Regulatory Commission (the “CSRC”) had prepared a report proposing pre-approval by a competent central government authority of offshore listings by China-based companies with variable interest entity structures, such as ours, that operate in industry sectors subject to foreign investment restrictions. However, it is unclear whether the CSRC officially issued or submitted such a report to a higher-level government authority or what any such report provides, or whether any new PRC laws or regulations relating to variable interest entity structures will be adopted or what they would provide. If our ownership structure, contractual arrangements or businesses of Wujiang Luxiang are found to be in violation of any existing or future PRC laws or regulations, the relevant governmental authorities, including the CSRC, would have broad discretion in dealing with such violation, including levying fines, confiscating our income or the income of Wujiang Luxiang, revoking the business licenses or operating licenses of Wujiang Luxiang, discontinuing or placing restrictions or onerous conditions on our operations, requiring us to undergo a costly and disruptive restructuring, restricting or prohibiting our use of proceeds from overseas financings to finance our business and operations in China, and taking other regulatory or enforcement actions that could be harmful to our business. Any of these actions could cause significant disruption to our business operations and severely damage our reputation, which would in turn materially and adversely affect our business, financial condition and results of operations.

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Our contractual arrangements with Wujiang Luxiang may not be effective in providing control over Wujiang Luxiang.

All of our current revenue and net income is derived from Wujiang Luxiang. According to our inquiries with Jiangsu provincial authorities, provincial direct foreign controlling equity ownership in for-profit companies engaged in rural microcredit services in Jiangsu Province has never been approved and such position will not change in the foreseeable future. Therefore, we do not intend to have an equity ownership interest in Wujiang Luxiang but rely on contractual arrangements with Wujiang Luxiang to control and operate its business. However, these contractual arrangements may not be effective in providing us with the necessary control over Wujiang Luxiang and its operations. Any deficiency in these contractual arrangements may result in our loss of control over the management and operations of Wujiang Luxiang, which will lead to a significant loss in the value of an investment in our company. Because of the practical restrictions on direct foreign equity ownership imposed by the Jiangsu provincial government authorities, we must rely on contractual rights through our VIE structure to effect control over and management of Wujiang Luxiang, which exposes us to the risk of potential breach of contract by the shareholders of Wujiang Luxiang. In addition, as Wujiang Luxiang is jointly owned by its shareholders, it may be difficult for us to change our corporate structure if such shareholders refuse to cooperate with us.

The failure to comply with PRC regulations relating to mergers and acquisitions of domestic enterprises by offshore special purpose vehicles may subject us to severe fines or penalties and create other regulatory uncertainties regarding our corporate structure.

On August 8, 2006, MOFCOM, joined by the CSRC, the State-owned Assets Supervision and Administration Commission of the State Council, the SAT, the State Administration for Industry and Commerce (the “SAIC”), and SAFE, jointly promulgated regulations entitled the Provisions Regarding Mergers and Acquisitions of Domestic Enterprises by Foreign Investors (the “M&A Rules”), which took effect as of September 8, 2006, and as amended on June 22, 2009. This regulation, among other things, has certain provisions that require offshore special purpose vehicles formed for the purpose of acquiring PRC domestic companies and controlled directly or indirectly by PRC individuals and companies, to obtain the approval of MOFCOM prior to engaging in such acquisitions and to obtain the approval of the CSRC prior to publicly listing their securities on an overseas stock market. On September 21, 2006, the CSRC published on its official website a notice specifying the documents and materials that are required to be submitted for obtaining CSRC approval.

The application of the M&A Rules with respect to our corporate structure remains unclear, with no current consensus existing among leading PRC law firms regarding the scope and applicability of the M&A Rules. We believe that the MOFCOM and CSRC approvals under the M&A Rules were not required in the context of our share exchange transaction because at such time the share exchange was a foreign related transaction governed by foreign laws, not subject to the jurisdiction of PRC laws and regulations. However, we cannot be certain that the relevant PRC government agencies, including the CSRC and MOFCOM, would reach the same conclusion, and we cannot be certain that MOFCOM or the CSRC will not deem that the transactions effected by the share exchange circumvented the M&A Rules, and other rules and notices, or that prior MOFCOM or CSRC approval is required for overseas financing. Further, we cannot rule out the possibility that the relevant PRC government agencies, including MOFCOM, would deem that the M&A Rules required us or our entities in China to obtain approval from MOFCOM or other PRC regulatory agencies in connection with WFOE’s control of Wujiang Luxiang through contractual arrangements.

If the CSRC, MOFCOM, or another PRC regulatory agency subsequently determines that CSRC, MOFCOM or other approval was required for the share exchange transaction and/or the VIE arrangements between WFOE and Wujiang Luxiang, or if prior CSRC approval for overseas financings is required and not obtained, we may face severe regulatory actions or other sanctions from MOFCOM, the CSRC or other PRC regulatory agencies. In such event, these regulatory agencies may impose fines or other penalties on our operations in the PRC, limit our operating privileges in the PRC, delay or restrict the repatriation of the proceeds from overseas financings into the PRC, restrict or prohibit payment or remittance of dividends to us or take other actions that could have a material adverse effect on our business, financial condition, results of operations, reputation and prospects, as well as the trading price of our Common Stock. The CSRC or other PRC regulatory agencies may also take actions requiring us, or making it advisable for us, to delay or cancel overseas financings, to restructure our current corporate structure, or to seek regulatory approvals that may be difficult or costly to obtain.

The M&A Rules, along with certain foreign exchange regulations discussed below, will be interpreted or implemented by the relevant government authorities in connection with our future offshore financings or acquisitions, and we cannot predict how they will affect our acquisition strategy. For example, Wujiang Luxiang’s ability to remit its profits to us, or to engage in foreign-currency-denominated borrowings, may be conditioned upon compliance with the SAFE registration requirements by such Chinese domestic residents, over whom we may have no control.

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Regulations relating to offshore investment activities by PRC residents may limit our ability to acquire PRC companies and could adversely affect our business.

In July 2014, SAFE promulgated the Circular on Issues Concerning Foreign Exchange Administration Over the Overseas Investment and Financing and Roundtrip Investment by Domestic Residents Via Special Purpose Vehicles, or Circular 37, which replaced Relevant Issues Concerning Foreign Exchange Control on Domestic Residents’ Corporate Financing and Roundtrip Investment through Offshore Special Purpose Vehicles, or Circular 75. Circular 37 requires PRC residents to register with local branches of SAFE in connection with their direct establishment or indirect control of an offshore entity, referred to in Circular 37 as a “special purpose vehicle” for the purpose of holding domestic or offshore assets or interests. Circular 37 further requires amendment to a PRC resident’s registration in the event of any significant changes with respect to the special purpose vehicle, such as an increase or decrease in the capital contributed by PRC individuals, share transfer or exchange, merger, division or other material event. Under these regulations, PRC residents’ failure to comply with specified registration procedures may result in restrictions being imposed on the foreign exchange activities of the relevant PRC entity, including the payment of dividends and other distributions to its offshore parent, as well as restrictions on capital inflows from the offshore entity to the PRC entity, including restrictions on its ability to contribute additional capital to its PRC subsidiaries. Further, failure to comply with the SAFE registration requirements could result in penalties under PRC law for evasion of foreign exchange regulations.

As Circular 37 is newly-issued, it is unclear how these regulations will be interpreted and implemented. In addition, different local SAFE branches may have different views and procedures as to the interpretation and implementation of the SAFE regulations, and it may be difficult for our ultimate shareholders or beneficial owners who are PRC residents to provide sufficient supporting documents required by the SAFE or to complete the required registration with the SAFE in a timely manner, or at all. Any failure by any of our shareholders who is a PRC resident, or is controlled by a PRC resident, to comply with relevant requirements under these regulations could subject us to fines or sanctions imposed by the PRC government, including restrictions on WFOE’s ability to pay dividends or make distributions to us and on our ability to increase our investment in the WFOE.

Our agreements with Wujiang Luxiang are governed by the laws of the PRC and we may have difficulty in enforcing any rights we may have under these contractual arrangements.

As all of our contractual arrangements with Wujiang Luxiang are governed by the PRC laws and provide for the resolution of disputes through arbitration in the PRC, they would be interpreted in accordance with PRC law and any disputes would be resolved in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in the United States. As a result, uncertainties in the PRC legal system could further limit our ability to enforce these contractual arrangements. Furthermore, these contracts may not be enforceable in China if PRC government authorities or courts take a view that such contracts contravene PRC laws and regulations or are otherwise not enforceable for public policy reasons. In the event we are unable to enforce these contractual arrangements, we may not be able to exert effective control over Wujiang Luxiang, and our ability to conduct our business may be materially and adversely affected.

The Wujiang Luxiang Shareholders have potential conflicts of interest with us, which may adversely affect our business.

All ultimate individual shareholders of the 11 Chinese entities and Mr. Huichun Qin, which collectively own 100% of Wujiang Luxiang’s outstanding equity interests, or their representatives, are beneficial owners of shares of Common Stock of CCC through their BVI entities. Equity interests held by each of these shareholders in CCC is less than its interest in Wujiang Luxiang as a result of our introduction of outside investors as shareholders of CCC. In addition, such shareholders’ equity interest in our company will be further diluted as a result of any future offering of equity securities. As a result, conflicts of interest may arise as a result of such dual shareholding and governance structure.

If such conflicts arise, these shareholders may not act in our best interests and such conflicts of interest may not be resolved in our favor. In addition, these shareholders may breach or cause Wujiang Luxiang to breach or refuse to renew the VIE Agreements that allow us to exercise effective control over Wujiang Luxiang and to receive economic benefits from Wujiang Luxiang. Delaware law provides that directors owe a fiduciary duty to a company, which requires them to act in good faith and in the best interests of the company and not to use their positions for personal gain. If we cannot resolve any conflicts of interest or disputes between us and such shareholders or any future beneficial owners of Wujiang Luxiang, we would have to rely on arbitral or legal proceedings to remedy the situation. Such arbitral and legal proceedings may cost us substantial financial and other resources and result in disruption of our business, the outcome of which may adversely affect the Company.

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If Wujiang Luxiang, or PFL fail to maintain the requisite registered capital, licenses and approvals required under PRC law, our business, financial condition and results of operations may be materially and adversely affected.

Foreign investment is highly regulated by the PRC government and the foreign investment in the lending industry is restricted by local authorities. Numerous regulatory authorities of the central PRC government, provincial and local authorities are empowered to issue and implement regulations governing various aspects of the lending industry. Foreign investment in the financial leasing industry is also subject to foreign investment regulations. Each of Wujiang Luxiang and PFL are required to obtain and maintain certain assets relevant to its business as well as applicable licenses or approvals from different regulatory authorities in order to provide their current services. These registered capital and licenses are essential to the operation of our business and are generally subject to annual review by the relevant governmental authorities. Furthermore, Wujiang Luxiang and PFL may be required to obtain additional licenses. If we fail to obtain or maintain any of the required registered capital, licenses or approvals, our continued business operations in the lending, and leasing industries may subject us to various penalties, such as confiscation of illegal net revenue, fines and the discontinuation or restriction of our operations. Any such disruption in the business operations of Wujiang Luxiang or PFL will materially and adversely affect our business, financial condition and results of operations.

Risks Relating to Our Securities

Our Common Stock may be thinly traded and our stockholders may be unable to sell at or near ask prices or at all if they need to sell their shares to raise money or otherwise desire to liquidate their shares.

Our Common Stock may be “thinly-traded”, meaning that the number of persons interested in purchasing our Common Stock at or near bid prices at any given time may be relatively small or non-existent. This situation may be attributable to a number of factors, namely that we are a small company which is relatively unknown to stock analysts, stock brokers, institutional investors and others in the investment community that generate or influence sales volume. Even if we came to the attention of such persons, they tend to be risk-averse and might be reluctant to follow an unproven company such as ours or purchase, or recommend the purchase of, our shares until we became more seasoned. As a consequence, there may be periods of several days or more when trading activity in our shares is minimal or non-existent, as compared to a seasoned issuer which has a large and steady volume of trading activity that will generally support continuous sales without an adverse effect on share price. Broad or active public trading market for our Common Stock may not develop or be sustained.

The market price for our Common Stock may be volatile.

The market price for our Common Stock may be volatile and subject to wide fluctuations due to factors such as:

●	the perception of U.S. investors and regulators of U.S. listed Chinese companies;

●	actual or anticipated fluctuations in our quarterly operating results;

●	changes in financial estimates by securities research analysts;

●	negative publicity, studies or reports;

●	conditions in Chinese credit markets;

●	changes in the economic performance or market valuations of other microcredit companies;

●	announcements by us or our competitors of acquisitions, strategic partnerships, joint ventures or capital commitments;

●	addition or departure of key personnel;

●	fluctuations of exchange rates between RMB and the U.S. dollar; and

●	general economic or political conditions in China.

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In addition, the securities market has from time to time experienced significant price and volume fluctuations that are not related to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our Common Stock.

Volatility in our Common Stock price may subject us to securities litigation.

The market for our Common Stock may have, when compared to seasoned issuers, significant price volatility and we expect that our share price may continue to be more volatile than that of a seasoned issuer for the indefinite future. In the past, plaintiffs have often initiated securities class action litigation against a company following periods of volatility in the market price of its securities. We may, in the future, be the target of similar litigation. Securities litigation could result in substantial costs and liabilities and could divert management’s attention and resources.

As an “emerging growth company” under applicable law, we will be subject to lessened disclosure requirements. Such reduced disclosure may make our Common Stock less attractive to investors.

For as long as we remain an “emerging growth company” as defined in the JOBS Act, we will elect to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies”, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. Because of these lessened regulatory requirements, our stockholders would be left without information or rights available to stockholders of more mature companies. If some investors find our Common Stock less attractive as a result, there may be a less active trading market for our Common Stock and our stock price may be more volatile.

Our status as an “emerging growth company” under the JOBS Act may make it more difficult to raise capital when we need to do it.

Because of the exemptions from various reporting requirements provided to us as an “emerging growth company”, we may be less attractive to investors and it may be difficult for us to raise additional capital as and when we need it. If we are unable to raise additional capital as and when we need it, our financial condition and results of operations may be materially and adversely affected.

We will incur increased costs and demands upon management as a result of complying with the laws and regulations that affect public companies, which could materially adversely affect our results of operations, financial condition, business and prospects.

As a public company and particularly after we cease to be an “emerging growth company,” we will incur significant legal, accounting and other expenses that we did not incur as a private company, including costs associated with public company reporting and corporate governance requirements. These requirements include compliance with Section 404(b) and other provisions of the Sarbanes-Oxley Act, as well as Section 14 rules implemented by the SEC and NASDAQ. In addition, our management team will also have to adapt to the requirements of being a public company. We expect that compliance with these rules and regulations will substantially increase our legal and financial compliance costs and will make some activities more time-consuming and costly.

The increased costs associated with operating as a public company will decrease our net income or increase our net loss, and may require us to reduce costs in other areas of our business or increase the prices of our products or services. Additionally, if these requirements divert our management’s attention from other business concerns, they could have a material adverse effect on our results of operations, financial condition, business and prospects.

Provisions in our By-laws and Delaware laws might discourage, delay or prevent a change of control of our company or changes in our management and, therefore, depress the trading price of our Common Stock.

Provisions of our by-laws and Delaware laws may discourage, delay or prevent a merger, acquisition or other change in control that stockholders may consider favorable, including transactions in which you might otherwise receive a premium for your shares of our Common Stock. These provisions may also prevent or frustrate attempts by our stockholders to replace or remove our management. These provisions include:

●	the inability of stockholders to act by written consent or to call special meetings;

●	the ability of our board of directors to make, alter or repeal our by-laws; and

●	the ability of our board of directors to designate the terms of and issue new series of preferred stock without stockholder approval.

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In addition, we are subject to Section 203 of the Delaware General Corporation Law, which generally prohibits a Delaware corporation from engaging in any of a broad range of business combinations with an interested stockholder for a period of three years following the date on which the stockholder became an interested stockholder, unless such transactions are approved by our board of directors. The existence of the foregoing provisions and anti-takeover measures could limit the price that investors might be willing to pay in the future for shares of our Common Stock. They could also deter potential acquirers of our company, thereby reducing the likelihood that you could receive a premium for your Common Stock in an acquisition.

The elimination of monetary liability against our directors, officers and employees under our certificate of incorporation and the existence of indemnification of our directors, officers and employees under Delaware law may result in substantial expenditures by us and may discourage lawsuits against our directors, officers and employees.

Our certificate of incorporation contains provisions which eliminate the liability of our directors for monetary damages to us and our stockholders to the maximum extent permitted under the corporate laws of Delaware. We may also provide contractual indemnification obligations under agreements with our directors, officers and employees. These indemnification obligations could result in our incurring substantial expenditures to cover the cost of settlement or damage awards against directors, officers and employees, which we may be unable to recoup. These provisions and resultant costs may also discourage us from bringing a lawsuit against directors, officers and employees for breach of their fiduciary duties, and may similarly discourage the filing of derivative litigation by our shareholders against our directors, officers and employees even though such actions, if successful, might otherwise benefit the Company and our shareholders.

Risks Related to Sorghum Group

Sorghum Group has a limited operating history in a new and evolving industry, and its future growth and prospects may be unpredictable and subject to a number of variables.

The online lending financial services industry is a new, growing and evolving industry in China. The PRC regulatory framework for this industry is also evolving and may remain uncertain for the foreseeable future. If China’s online lending financial services industry does not maintain the level of a healthy development in the long term, and particularly if PRC laws and regulations impose undue restrictions on this industry, there may not be an adequate market for the loan products facilitated on Sorghum Group’s platforms. Sorghum Group only began operating its online lending facilitation platforms in 2009 and is subject to all potential risks involved in a developing business enterprise in a new and evolving industry. The likelihood of Sorghum Group’s continued success must be considered in light of the challenges, uncertainties, complications, unpredictable costs and delays frequently encountered in connection with a new and evolving industry and the competitive environment in which it operates.

Potential borrowers and investors may not be familiar with the online lending intermediary services segment and may not be able to distinguish Sorghum Group’s services from those of its competitors. Attracting new borrowers and investors to transact on Sorghum Group’s platforms is crucial to increasing the volume of loans facilitated through Sorghum Group’s platforms and to the success of its business. In addition, borrowers may not view loan obligations facilitated on Sorghum Group’s platforms as having the same consequences for default as the credit obligations arising from traditional channels, such as bank loans. If a borrower defaults on his or her payment obligations on a loan, the investor funding the loan may not realize the expected return from the investment. This could discourage investors from further lending on Sorghum Group’s platforms and could materially and adversely affect its business.

You should consider, among all other factors, Sorghum Group’s prospects for future operation success in light of the risks and uncertainties encountered by those businesses in their early stages of development. Sorghum Group may not be able to successfully address these risks and uncertainties or implement its operating strategies. If Sorghum Group fails to do so, such failure could materially harm its business to cause it to cease operations.

If new negative publicity arises with respect to the online finance industry or P2P lending industry in general, Sorghum Group’s business prospects and operating results could be adversely affected.

There have been a number of business failures and fraud or unfair dealing allegations against companies in the P2P lending industry in China, especially since 2016. The PRC government has recently issued rules and regulations, including the Guidelines and Interim Measures, to develop a more transparent regulatory environment for the online lending industry. Not all companies in China’s online lending industry have been fully compliant with these regulations, and this has adversely impacted the reputation of China’s P2P finance industry as a whole.

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If negative publicity arises concerning the online lending industry or P2P finance industry in general or Sorghum Group as a business in particular, Sorghum Group’s ability and efforts to resolve borrower and investor complaints, improve the experience of borrowers and investors with its services, and manage specific customer concerns or issues in its operations, regulatory challenges or litigation risks could be diminished. If borrowers or investors associate those failed companies or unfair business practices with Sorghum Group, they may be less willing to join Sorghum Group’s platforms or continue to participate in future transactions. Negative reputation can also arise from many other sources, such as misconduct by partners or other third-party service providers. The negative publicity with respect to Sorghum Group’s partners or service providers could also affect Sorghum Group’s business and operating results to the extent that its operations rely on these partners or if borrowers and investors associate Sorghum Group with those partners. All of those factors could adversely affect the customer confidence in the use of Sorghum Group’s platforms, and as a result, could harm Sorghum Group’s business and operating results.

Sorghum Group’s recent rapid growth may not be indicative of its future prospects, and any significant decrease in customers’ acquisitions of its loan products could adversely affect its business and operation results.

Sorghum Group has been experiencing significant growth since 2015, particularly with respect to the number of participating borrowers and investors and the total number of loans facilitated. Its future growth, however, may not continue at the current rate, or at all. The relatively short operating history of the online finance industry and the current peer-to-peer lending market conditions may not present an adequate basis for evaluating Sorghum Group’s business prospects and financial performance. Like its industry peers, Sorghum Group has a limited operating history under its current business mode. It has and will continue to encounter risks, uncertainties, unforeseeable costs and hurdles as it continues to develop.

To maintain its growth momentum, Sorghum Group must continue to increase loan facilities through its website and mobile platforms by attracting a large number of new borrowers who meet Sorghum Group’s platform borrowing standards. In addition to small size loans, Sorghum Group also needs to increase the facilitation of the number of larger or longer-term loans to its existing borrowers as they demonstrate good credit behavior. In addition, Sorghum Group must also ensure its loan products generate sufficiently high returns to incentivize new and existing investors so that they maintain or increase their investments in different products. Any substantial decrease in the number of borrower and investor participations in Sorghum Group’s transactions could adversely affect its business prospects, results of operations and financial condition.

Sorghum Group’s online facilitation operations require adequate funding from investors, and access to sufficient capital cannot be assured.

Sorghum Group’s business operations are based on the matching of borrowers and investors through its online platforms. The growth and success of its future operations depend on the availability of adequate capital to meet borrower demand for loans offered. A large portion of Sorghum Group’s capital is currently derived from affluent, high net-worth individuals and small business owners. Sorghum Group has also been cooperating with industry peers and institutional investors to attract their investments into its platforms. In order to maintain the requisite level of funding for the loans facilitated on Sorghum Group’s platforms to meet borrower demand, Sorghum Group will need to optimize the investor composition to include more individual investors and also a higher number of institutional investors, which usually invest larger amounts compared to individual investors. If adequate funds are not available to meet borrowers’ demand for loans when they arise, the volume of loans facilitated on its platforms may be significantly impacted. Also, to the extent that investors’ risk appetite changes, investors may choose to not invest in loans facilitated on its platforms. To the extent that it is necessary to obtain additional capital from investors, such capital may not be available to its platforms on acceptable terms or at all. If its platforms are unable to provide potential borrowers with loans or fund the loans on a timely basis due to insufficient capital on its platforms, Sorghum Group may experience a loss of market share or slower than expected growth, which would harm its business, financial condition and results of operations.

If Sorghum Group cannot maintain or increase the volume of loan transactions facilitated through its platforms, is unable to retain existing borrowers or investors, and is unable to attract new borrowers or investors, its business and results of operations will be adversely affected.

The volume of loan transactions facilitated through Sorghum Group’s platforms has grown steadily and rapidly since its inception. Sorghum Group intends to continue to dedicate significant resources to its user acquisition efforts, including establishing new acquisition channels, particularly as it continues to expand its platforms capacities and introduce new loan products. Sorghum Group utilizes online channels, such as search engine marketing, search engine optimization and partnerships with internet companies, as well as offline marketing network for user acquisition. If there are insufficient qualified loan requests, investors may be unable to invest their capital in a timely or efficient manner and may seek other investment opportunities. If there are insufficient investor commitments, borrowers may be unable to obtain capital through its platforms and may turn to other sources for their borrowing needs and investors who wish to exit their investments prior to maturity on the secondary loan market may not be able to do so in a timely manner.

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The overall transaction volume may be affected by several factors, including Sorghum Group’s brand recognition and reputation, the interest rates offered to borrowers and investors relative to market rates, the effectiveness of its risk control, the repayment rate of borrowers on its platforms, the efficiency of its platforms, the macroeconomic environment and other factors. In connection with the introduction of new products or in response to general economic conditions, Sorghum Group may also impose more stringent borrower qualifications to ensure the quality of loans on its platforms, which may negatively affect the growth of loan volume. If any of its current customer acquisition channels become less effective, if Sorghum Group is unable to continue to use any of these channels or if Sorghum Group is not successful in using new channels, Sorghum Group may not be able to attract new borrowers and investors in a cost-effective manner or convert potential borrowers and investors into active borrowers and investors, and may even lose its existing borrowers and investors to its competitors. If Sorghum Group is unable to attract qualified borrowers and sufficient investor commitments or if borrowers and investors do not continue to participate in its platforms at the current rates, Sorghum Group might be unable to increase its loan transaction volume and revenues as Sorghum Group expects, and its business and results of operations may be adversely affected.

If Sorghum Group is unable to increase the number of repeat borrowers on its platforms, the credit quality, amount of transaction and service fees and overall profitability of Sorghum Group’s platforms may be adversely affected.

Since inception, Sorghum Group has steadily experienced an increase in repeat borrowing on Sorghum Group’s platforms. Repeat borrowing is crucial to Sorghum Group’s growth strategy, through which Sorghum Group offer small, shorter-term loans to quality borrowers, and use Sorghum Group’s proprietary decision-making technology to proactively offer larger, longer-term to borrowers that demonstrate good credit histories. Repeat borrowing generally contributes to a higher overall credit quality of borrowers on Sorghum Group’s platforms as Sorghum Group only permits borrowers with positive repayment histories to become repeat borrowers. Additional loans facilitated to repeat borrowers contribute to an increase in Sorghum Group’s transaction and service fees. However, the growth in repeat borrowing rate may not immediately translate into profitability if Sorghum Group cannot effectively manage its customer acquisition cost to attract first-time loan borrowers to Sorghum Group’s platforms. Repeat borrowing tends to result in increases in average loan size as borrowers progressively borrow loans with higher principal amounts in subsequent loans on Sorghum Group’s platforms. As repeat borrowers borrow larger amounts of loans over time, Sorghum Group expects to generate cumulative fees exceeding Sorghum Group’s customer acquisition costs and increase Sorghum Group’s overall profitability. While Sorghum Group expects the rate of repeat borrowing on Sorghum Group’s platforms to continue to increase, if Sorghum Group’s repeat borrowing rate decreases in the future, if repeat borrowers do not borrow larger loans or if the repeat borrowing rate is not as high as Sorghum Group’s expectations, Sorghum Group’s overall profitability may be adversely affected.

Sorghum Group relies on data sourced primarily from third parties and prospective borrowers in pricing its loan products, and if the data is inaccurate or cannot be reliably used to assess a potential borrower’s creditworthiness, loan products may lose their value causing Sorghum Group to lose its customers.

Sorghum Group’s ability to evaluate and select quality potential borrowers and attract investors depends on credit assessment, fraud detection, employment and other relevant information that Sorghum Group receives from prospective borrowers and third-party sources, including credit reporting platforms, data vendors and social media and consumer transaction companies. In addition to traditional data used to analyze potential borrowers’ creditworthiness, Sorghum Group also relies on other behavioral data, including internet, social media, other public available information and transactional data.

Unlike many developed countries, China does not have a well-developed centralized credit reporting system. Although Sorghum Group takes steps to verify potential borrower data, information obtained may nevertheless be inaccurate or incomplete. For example, Sorghum Group relies on borrower bank’s verification of identity. Moreover, investors do not have access to financial statements of potential borrowers, but instead rely on Sorghum Group’s grading technology to evaluate borrowers’ creditworthiness based on Sorghum Group self-generated credit scores. If customer information from outside sources becomes unavailable or more expensive to obtain, Sorghum Group would have to seek alternative sources of information and consequently Sorghum Group’s operation costs would increase. If investors invest in loan products based on inaccurate, misleading or incomplete information supplied by potential borrowers and third-parties, those investors may not receive their expected returns or may lose their investments entirely, and Sorghum Group’s sources of capital for its platform operations would be materially reduced. As a result, Sorghum Group’s business and results of operations may be adversely affected.

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If Sorghum Group’s proprietary credit assessment technology is ineffective, its platforms may be less attractive to potential borrowers and investors, its reputation may be harmed and its market share could decline.

Sorghum Group’s ability to attract potential borrowers and investors to join its platforms is significantly dependent on its ability to effectively evaluate a potential borrower’s credit profile and likelihood of default, and thus maintain low loss ratios for investors on its platforms. Sorghum Group utilizes its proprietary credit assessment technology, which encompasses its credit scoring technology and automated decision-making technology, to assign each potential borrower a score. Its proprietary credit assessment technology allows for the evaluation and analysis of a number of factors, including historical behavioral data, transactional data, social data, and employment information, which may not effectively predict future loan losses.

Sorghum Group further refines its proprietary credit assessment technology based on new data and changing macro and economic conditions. To the extent the credit assessment technology Sorghum Group uses does not adequately identify potential risks, is ineffective or the data provided by potential borrowers or third parties is incorrect, its loan pricing and approval process could be negatively affected, resulting in mispriced loans. The types of errors could make Sorghum Group’s platforms less attractive to potential investors as well as potential borrowers, damage Sorghum Group’s reputation in the market and result in a decline in Sorghum Group’s market share.

Sorghum Group’s platforms and technology systems rely on proprietary software that is highly technical, and if it contains undetected errors, Sorghum Group’s business and results of operations could be adversely affected.

Sorghum Group’s platforms and internal systems rely on software that is highly technical and complex. They depend on the ability of such software to store, retrieve, process and manage immense amounts of data. The software on which Sorghum Group relies has contained, and may now or in the future contain, undetected errors or bugs. Some errors may only be discovered after the code has been released for external or internal use. Errors or other design defects within the software on which Sorghum Group relies may result in a negative experience for borrowers and investors on the platforms, delay introductions of new features or enhancements, result in errors or compromise Sorghum Group’s ability to protect borrower or investor data or its intellectual property. Any errors, bugs or defects discovered in Sorghum Group’s proprietary software could result in disruption to the platforms’ operation, loss of borrowers or investors or liability for damages, any of which could adversely affect its business, results of operations and financial conditions.

Sorghum Group may not be able to prevent others from unauthorized use of its intellectual property, and any infringement on Sorghum Group’s IP rights could adversely affect Sorghum Group’s platform operations and competitive position.

Sorghum Group regards its patent, trademarks, domain names, know-how, proprietary technologies and similar intellectual property as critical to its success, and Sorghum Group relies on a combination of intellectual property laws and contractual arrangements, including confidentiality and non-compete agreements with its employees and others to protect Sorghum Group’s proprietary rights. Sorghum Group cannot assure you that any of its intellectual property rights would not be challenged, invalidated or misappropriated, or such intellectual property would be sufficient to provide Sorghum Group with competitive advantages. In addition, because of the rapid update of technologies in the online finance industry, parts of Sorghum Group’s platform operations depend on technologies developed or licensed by third parties, and Sorghum Group may not be able to obtain or continue to obtain licenses and technologies from these third parties on reasonable terms, or at all.

Registering, maintaining and enforcing intellectual property rights in China can often be a challenging task. Statutory laws and regulations are subject to judicial interpretation and enforcement and may not be applied consistently due to the lack of clear guidance on statutory interpretation. Confidentiality, invention assignment and non-compete agreements may be breached by counterparties, and there may not be adequate remedies available to Sorghum Group for any such breach. Accordingly, Sorghum Group may not be able to effectively protect its intellectual property rights or to enforce its contractual rights in China. Preventing any unauthorized use of its intellectual property is difficult and costly and the steps Sorghum Group takes may be inadequate to prevent the misappropriation of its intellectual property. In the event that Sorghum Group has to resort to litigation to enforce its intellectual property rights, such litigation could result in substantial costs and a diversion of Sorghum Group’s managerial and financial resources. Sorghum Group can provide no assurance that it will prevail in such litigation. In addition, its trade secrets may be leaked or otherwise become available to, or be independently discovered by, Sorghum Group’s competitors. If Sorghum Group’s employees or consultants use intellectual property owned by others in their work, disputes may arise as to the rights in related know-how and inventions. Any failure in protecting or enforcing Sorghum Group’s intellectual property rights could have a material adverse effect on Sorghum Group’s business, financial condition and results of operations.

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Sorghum Group’s business success depends on the continued efforts of its senior management and key employees. If Sorghum Group fails to retain one or more core members of different functions and teams, its business may be severely disrupted.

Sorghum Group’s business operations depend on the continued services of its senior management and key members of its technical, operational and marketing teams. While Sorghum Group has provided different incentives to its management and other core employees, Sorghum Group cannot assure you that Sorghum Group can continue to retain their services. If one or more of its key executives or employees were unable or unwilling to continue in their present positions, Sorghum Group may not be able to replace them easily or at all, its business may be severely disrupted and its financial condition and results of operations may be materially and adversely affected, and Sorghum Group may incur additional expenses to recruit, train and retain qualified personnel. In addition, although Sorghum Group has entered into confidentiality and non-competition agreements with its key management and employees, there is no assurance that anyone of them will not join its competitors or form a competing business. If any dispute arises between Sorghum Group and its current or former management members or employees, Sorghum Group may have to incur substantial costs and expenses in order to enforce such agreements in China or Sorghum Group may be unable to enforce them at all.

Failure to maintain good relationships with Sorghum Group’s partners or implement Sorghum Group’s strategy to develop new relationships with other potential partners could have a material adverse effect on Sorghum Group’s financial conditions and results of operations.

Sorghum Group considers its relationships with its cooperative partners crucial to its future success, particularly with respect to Sorghum Group’s data sources for its predictive selection, credit scoring and automated technologies. Sorghum Group cannot predict whether or not its partners would choose to terminate their relationships with Sorghum Group or propose terms that Sorghum Group cannot accept.

One of Sorghum Group’s business strategies is to continue to enter into new relationships with internet companies, e-commerce platforms, online consumer service providers, telecommunication service providers and payment service providers. Sorghum Group intends to explore additional forms of relationships with Sorghum Group’s existing partners and pursue additional relationships with other potential strategic partners, such as social media companies, consumer transaction companies, banks, asset managers and insurance companies. Identifying potential partners and negotiating and maintaining relationships with existing partners requires significant time and resources as does integrating third-party data and services. Sorghum Group’s current cooperation with Sorghum Group’s partners also does not prohibit them from working with Sorghum Group’s competitors or from offering competing services. Sorghum Group’s competitors may be effective in providing incentives to Sorghum Group’s partners to favor their products or services over Sorghum Group’s, which could have the effect of reducing the volume of loans facilitated through Sorghum Group’s platforms if Sorghum Group’s partners were to direct potential borrowers to other platforms or otherwise endorse Sorghum Group’s competitors’ products over Sorghum Group’s. Also, Sorghum Group’s partners may choose to offer a competing platform and become a competitor themselves. In addition, these partners may not perform as expected, the benefits to Sorghum Group may not be as favorable as Sorghum Group expects and Sorghum Group may have disagreements or disputes with such partners, any of which could adversely affect Sorghum Group’s brand and reputation as well as Sorghum Group’s business operations. If Sorghum Group cannot successfully enter into and maintain effective relationships with partners, Sorghum Group’s results of operations and financial conditions may be adversely affected.

If delinquencies or defaults on loans facilitated through Sorghum Group’s platforms increase, and Sorghum Group’s Reserve Liability Program cannot adequately cover the delinquencies or defaults, investment returns for investors funding those loans would be adversely affected and existing or potential investors may choose not to invest on Sorghum Group’s platforms.

An investor will receive returns on its investments only if the loan borrowers make timely payments on the corresponding loans. If borrowers do not make payments on a loan, the investor may not have its investment fully repaid under the terms of the investment. All platform investors have received the protection of the Reserve Liability Program in their investment products since the inception of the Program, and the Reserve Liability Program is able to cover investor losses from borrower defaults. Notwithstanding the protection, investors still face the risk that the borrowers on Sorghum Group’s platforms may fail to repay their loans in full or the Reserve Liability Program may be underfunded or depleted. If the Reserve Liability Program is not adequately funded at the time of loan execution to cover defaulting borrowers’ payment obligations in the future and an investor does not receive his or her expected return, the investor may become dissatisfied with Sorghum Group’s performance. As a result, Sorghum Group’s reputation could be damaged, which could adversely affect future investor participation on Sorghum Group’s platforms.

Additionally, borrowers may have unexpected changes of personal or financial conditions, and those potential external risks lie largely outside Sorghum Group’s control. Following credit assessment or qualification evaluation, a potential borrower may take on additional debt, suffer a loss of income, be delinquent in the payment of outstanding obligations or defaulted on a pre-existing debt obligation. Sorghum Group currently is unable to verify whether borrowers have outstanding loans from other financing channels when they obtain loans from Sorghum Group investors. This creates the risk that a borrower may borrow through Sorghum Group’s platforms in order to pay off loans from other channels, and vice versa. If a borrower incurs additional debt before paying off a Sorghum Group loan, the additional debt may impair the borrower’s ability to make payments on his or her Sorghum Group loans or the borrower may choose to make payments to other creditors rather than to Sorghum Group investors. The additional debt may adversely affect the borrower’s creditworthiness and could result in the financial distress or insolvency of the borrower. Therefore, the borrower’s additional debts increase the risk the investor may not receive expected returns or suffer a total loss. If investors do not receive returns that meet their expectations, they may be deterred from participation on Sorghum Group’s platforms and Sorghum Group’s brand reputation may be harmed and Sorghum Group may lose investor confidence. Consequently, Sorghum Group’s business operations and financial condition could be adversely affected.

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Fraudulent activities occurring on or through Sorghum Group’s platforms could negatively impact Sorghum Group’s operating results, harm its brand and reputation, and cause the use of Sorghum Group products and services to decrease.

Sorghum Group are subject to the risk of fraud and fraudulent activities occurring on or through Sorghum Group’s platforms, including but not limited to, borrowers providing fraudulent documentation or illegally inducing investors to lend capital. Although Sorghum Group takes significant fraud prevention measures, including through its data verification, Sorghum Group’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. As a result, Sorghum Group’s brand and reputation would be damaged and its market share would be reduced, which would lead to its taking additional steps to reduce fraud risk and a substantial increase in its operational costs.

Personal data and other confidential information of borrowers, investors and partners which Sorghum Group collects or is provided access to may subject Sorghum Group to liabilities imposed by relevant governmental regulations or expose it to risks of cyber-attacks, computer viruses, physical or electronic break-ins or similar disruptions.

Sorghum Group receives, transmits and stores a large volume of personally identifiable information and other confidential data from borrowers, investors and Sorghum Group’s partners. There are a number of laws and regulations governing privacy and the storing, sharing, use, disclosure and protection of personally identifiable information and user data. Specifically, personally identifiable and other confidential information is increasingly subject to legislation and regulations in numerous domestic and international jurisdictions, the intent of which is to protect the privacy of personal information that is collected, processed and transmitted in or from the governing jurisdiction. This regulatory framework for privacy issues in China and worldwide is currently evolving and is likely to remain changing for the foreseeable future. In addition, there may be limits on the cross-border transmission of user data even to the extent that such transmission is within Sorghum Group’s company. Sorghum Group could be adversely affected if legislation or regulations are expanded to require changes in business practices or privacy policies, or if governing jurisdictions interpret or implement their legislation or regulations in ways that negatively affect Sorghum Group’s business, financial condition and results of operations.

In addition to rules and regulations, industry groups or other private parties may propose new and different privacy standards. Because the interpretation and application of privacy and data protection laws and privacy standards are still evolving, it is possible that Sorghum Group’s current practices may inadvertently fail to fully comply with certain aspects of those rules or privacy standards. Any inability to adequately address privacy concerns, even if unfounded, or to comply with applicable privacy or data protection laws, regulations and privacy standards, could result in additional costs and liabilities, damage Sorghum Group’s reputation, inhibit the use of Sorghum Group’s platforms and adversely affect Sorghum Group’s growth.

The data Sorghum Group possesses and the automated nature of Sorghum Group’s platforms may make it an easy target for and potentially vulnerable to, cyber-attacks, computer viruses, physical or electronic break-ins or similar disruptions. Furthermore, some of the data Sorghum Group possesses is stored on Sorghum Group’s servers, which are hosted by third parties. While Sorghum Group and Sorghum Group’s third-party hosting facilities have taken steps to protect confidential information to which Sorghum Group has access, Sorghum Group’s security measures may be breached in the future. Any accidental or willful security breaches or other unauthorized access to Sorghum Group’s platforms could cause confidential borrower, investor or partner information to be stolen and used for criminal purposes. Security breaches or unauthorized access to confidential information could also expose us to liability related to the loss of the information, time-consuming and expensive litigation and negative publicity. If Sorghum Group’s security measures are breached because of third-party action, employee error, malfeasance or otherwise, or if design flaws in Sorghum Group’s software are exposed and exploited, Sorghum Group’s relationships with borrowers, investors and partners could be severely damaged, and Sorghum Group could incur significant liability.

In addition, malwares or other techniques that may potentially be used to sabotage or obtain unauthorized access to Sorghum Group’s systems change frequently and generally are not recognized until they are launched against a target, and Sorghum Group and Sorghum Group’s third-party hosting facilities may be unable to anticipate these techniques or implement adequate preventative measures. Any security breach, whether actual or perceived, would harm Sorghum Group’s reputation, and could cause it to lose borrowers, investors and partners and adversely affect Sorghum Group’s business and results of operations.

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If Sorghum Group is unable to maintain relationships with Sorghum Group’s third-party service providers, Sorghum Group’s business will suffer.

Sorghum Group relies on third-party service providers to operate various aspects of Sorghum Group’s business and platforms. For instance, Sorghum Group rely on Sorghum Group’s depository bank to provide fund depository services and third-party payment companies to serve as payment channels to ensure compliance with various laws and regulations. Most of Sorghum Group’s agreements with third-party service providers are non-exclusive and do not prohibit the third-party service provider from working with Sorghum Group’s competitors or from offering competing services. Sorghum Group’s third-party service providers could decide that working with us is not in their interests, could decide to enter into exclusive or more favorable relationships with Sorghum Group’s competitors or could themselves become Sorghum Group’s competitor. Although Sorghum Group have changed third-party service providers in the past without difficulty, switching to new third-party service providers could cause temporary disruptions to Sorghum Group’s business.

In addition, Sorghum Group’s third-party service providers may not perform as expected under Sorghum Group’s agreements or Sorghum Group could in the future have disagreements or disputes with Sorghum Group’s third-party service providers, which could negatively impact Sorghum Group’s operations or threaten Sorghum Group’s relationships with Sorghum Group’s third-party service providers.

Third-party payment companies and depository banks in China, including a depository bank that takes deposits and transfers funds on Sorghum Group’s platforms and the third-party payment company with which it works, are subject to oversight by the PBOC and must comply with complex rules and regulations, licensing and examination requirements, including, but not limited to, minimum registered capital, maintenance of payment business licenses, anti-money laundering regulations and management personnel requirements. Some third-party payment companies have been required by the PBOC to suspend their credit card pre-authorization and payment services in certain areas of China. If the third-party service providers that take deposits and transfer funds on, or serve as payment channels for, Sorghum Group’s platforms were to suspend, limit or cease their operations, or if Sorghum Group’s relationships with Sorghum Group’s third-party service providers were to otherwise terminate, Sorghum Group would need to implement substantially similar arrangements with other third-party service providers. Negative publicity about Sorghum Group’s or other third-party service providers or the industry in general may also adversely affect investors’ or borrowers’ confidence and trust in the use of third-party payment companies and depository banks to carry out the payment and depository functions in connection with the facilitation of loans on Sorghum Group’s platforms. If any of these were to happen, the operation of Sorghum Group’s platforms could be materially impaired and Sorghum Group’s results of operations would suffer.

If Sorghum Group cannot promote and maintain its brand in an effective and cost-efficient way, its business and results of operations may be harmed.

Sorghum Group believes that developing and maintaining awareness of Sorghum Group’s brand effectively is critical to attracting new and retaining existing borrowers and investors to Sorghum Group’s platforms. Successful promotion of Sorghum Group’s brand and Sorghum Group’s ability to attract qualified borrowers and sufficient investors depend largely on the effectiveness of Sorghum Group’s marketing efforts and the success of the channels Sorghum Group’s use to promote Sorghum Group’s platforms. Sorghum Group’s efforts to build Sorghum Group’s brand have caused us to incur significant expenses, and it is likely that Sorghum Group’s future marketing efforts will require us to incur significant additional expenses. These efforts may not result in increased revenues in the immediate future or at all and, even if they do, any increases in revenues may not offset the expenses incurred. If Sorghum Group’s fail to successfully promote and maintain Sorghum Group’s brand while incurring substantial expenses, Sorghum Group’s results of operations and financial condition would be adversely affected, which may impair Sorghum Group’s ability to grow Sorghum Group’s business.

Sorghum Group’s quarterly results may fluctuate significantly and may not fully reflect the underlying performance of Sorghum Group’s business.

Sorghum Group’s quarterly results of operations, including Sorghum Group’s operating revenue, expenses, number of loans and other key metrics, may vary significantly in the future and period-to-period comparisons of Sorghum Group’s operating results may not be meaningful. Accordingly, the results for any one quarter are not necessarily an indication of future performance. Sorghum Group’s quarterly financial results may fluctuate due to a variety of factors, some of which are outside of Sorghum Group’s control and, as a result, may not fully reflect the underlying performance of Sorghum Group’s business. Fluctuation in quarterly results may adversely affect the price of Sorghum Group’s shares. Factors that may cause fluctuations in Sorghum Group’s quarterly results include:

●	Sorghum Group’s ability to attract new investors and borrowers and maintain and strengthen relationships with existing borrowers and investors;

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●	Sorghum Group’s ability to execute its business strategy;

●	loan volumes, loan grades, loan product mix, fee rates and the channels through which the loans and corresponding borrowers or investors are sourced;

●	the amount and timing of the incurrence of operating expenses and customer acquisition incentives related to acquiring borrowers and/or investors and the maintenance and expansion of Sorghum Group’s business, operations and infrastructure;

●	network outages or security breaches;

●	general economic, industry and market conditions, particularly with respect to interest rates, consumer spending and levels of disposable income;

●	the timing of loan offerings to potential borrowers;

●	the availability of sufficient capital for Sorghum Group’s platforms;

●	Sorghum Group’s emphasis on long-term growth of Sorghum Group’s platforms instead of immediate profitability; and

●	the timing of expenses related to the development or acquisition of technologies or businesses and potential future charges for impairment of goodwill from acquired technologies or businesses, if any.

In addition, Sorghum Group experiences seasonal changes in demand for loans, which is generally higher in the third and fourth quarters due to the timing of national holidays as well as consumer spending patterns. Sorghum Group’s operating results could be affected by such seasonality in the future.

If Sorghum Group cannot compete effectively in its targeted markets, Sorghum Group’s operating results could be adversely affected.

China’s lending and investment markets are intensely competitive and rapidly evolving. Sorghum Group competes with its industry peers that actively attempt to attract potential borrowers, investors or both. With respect to borrowers, Sorghum Group primarily competes with other online platforms that facilitate personal credits. With respect to investors, Sorghum Group primarily compete with other P2P facilitation platforms, wealth management centers and traditional banks in China.

Some of Sorghum Group’s current or potential competitors have significantly more financial, technical, marketing and other resources than Sorghum Group does and may be able to devote greater resources to the development, promotion, sale and support of their platforms and distribution channels. Their business models may also ultimately prove more successful or more adaptable to new regulatory, technological and other developments. Sorghum Group’s current or potential competitors may also have longer operating histories, more extensive customer bases, more data and distribution channels, greater brand recognition and brand loyalty and broader customer and partnership relationships than Sorghum Group has. For example, established internet companies, including social media companies that possess large, existing customer bases, substantial financial resources and established distribution channels have entered and may continue to enter the market. Sorghum Group’s competitors may be better equipped to develop new products, respond quickly to new technologies and undertake more extensive marketing campaigns. If Sorghum Group is unable to compete with such companies or meet the need for innovation in Sorghum Group’s industry, the demand for Sorghum Group’s platforms could stagnate or substantially decline, Sorghum Group could experience reduced revenue or Sorghum Group’s platforms could fail to achieve or maintain more widespread market acceptance, any of which could harm Sorghum Group’s business.

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When new competitors seek to enter Sorghum Group’s target market, or when existing market participants seek to increase their market shares, they sometimes dramatically reduce prevailing market price or common terms in a particular market, which could adversely affect Sorghum Group’s market share or ability to explore new market opportunities. In addition, since the P2P lending industry is a relatively recent development in China, potential investors and borrowers may not fully understand how Sorghum Group’s platforms work and may not be able to fully appreciate the additional customer protections and features that Sorghum Group has invested in and adopted on Sorghum Group’s platforms as compared to other platforms. Sorghum Group’s pricing and terms could deteriorate if Sorghum Group fails to act to meet these competitive challenges. Further, to the extent that Sorghum Group’s competitors are able to offer more attractive terms to Sorghum Group’s partners, such cooperation partners may choose to terminate their relationships with Sorghum Group. All of the foregoing could adversely affect Sorghum Group’s business, results of operations, financial condition and future growth.

If Sorghum Group fails to implement and maintain an effective system of internal control or fails to remediate the material weaknesses in its internal control over financial reporting that have been identified, Sorghum Group may be unable to accurately report its results of operations or prevent fraud. Furthermore, it may fail to meet its reporting obligations, and investor confidence and the market price of the stock of the Company following the proposed Acquisition may be materially and adversely affected.

Sorghum Group has been operating as a private company with limited accounting personnel and other resources with which to address its internal controls and procedures. Sorghum Group’s independent registered public accounting firm had not conducted an audit of the internal control over financial reporting prior to filing this Proxy Statement in connection with the proposed Acquisition. In connection with the audit of the consolidated financial statements, Sorghum Group and its independent registered public accounting firm, however, identified two material weaknesses in its internal control over financial reporting, as defined in the standards established by the Public Company Accounting Oversight Board of the United States, or PCAOB, and other control deficiencies. One material weakness that has been identified related to Sorghum Group’s lack of sufficient financial reporting and accounting personnel with appropriate knowledge of U.S. GAAP and SEC reporting and compliance requirements. The other material weakness that has been identified related to its lack of comprehensive accounting policies and procedures manual in accordance with U.S. GAAP. Either of these material weaknesses, if not timely remedied, may lead to significant misstatements in its consolidated financial statements in the future. To remediate the identified material weaknesses, Sorghum Group intends to adopt several measures to improve its internal control over financial reporting. However, the implementation of these measures may not fully address the material weaknesses in Sorghum Group’s internal control over financial reporting. Its failure to correct the material weaknesses or failure to discover and address any other material weaknesses or control deficiencies could result in inaccuracies in its financial statements and could also impair its ability to comply with applicable financial reporting requirements and related regulatory filings on a timely basis. As a result, Sorghum Group’s business, financial condition, results of operations and prospects, as well as the trading price of the post-Acquisition Company, may be materially and adversely affected. Moreover, ineffective internal control over financial reporting significantly hinders its ability to prevent fraud.

Upon completion of the proposed Acquisition, Sorghum Group will become a consolidated subsidiary of a public company in the United States subject to the Sarbanes-Oxley Act of 2002. Section 404 of this Act will require that the post-Acquisition Company include a report of management on its internal control over financial reporting in its annual report on Form10-K for the fiscal year ending December 31, 2017. In addition, once the Company ceases to be an “emerging growth company,” as such term is defined in the JOBS Act, the Company’s independent registered public accounting firm must attest to and report on the effectiveness of the Company’s internal control over financial reporting. The post-Acquisition Company management may conclude that the Company’s internal control over financial reporting is not effective. Moreover, even if the Company’s management concludes that its internal control over financial reporting is effective, its independent registered public accounting firm, after conducting its own independent testing, may issue a report that is qualified if it is not satisfied with the Company’s internal controls or the level at which its controls are documented, designed, operated or reviewed, or if it interprets the relevant requirements differently from the Company. In addition, after Sorghum Group becomes a public company, a public company’s reporting obligations may place a significant strain on its management, operational and financial resources and systems for the foreseeable future. The Company may be unable to timely complete its evaluation testing and any required remediation. All of these factors may materially and adversely affect the Company’s business, financial condition, results of operations and prospects.

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Misconduct, errors and underperformance by Sorghum Group’s employees, service providers or other contracting third-parties could harm its business and reputation.

Sorghum Group is exposed to many types of operational risks, including the risk of misconduct and errors by its employees, third-party service providers or other contracting third parties. Sorghum Group’s business depends on its employees and third-party service providers to interact with potential borrowers or investors, process large numbers of transactions and support the loan collection process, all of which involve the use and disclosure of personal information. Sorghum Group could be materially adversely affected and suffer financial losses if transactions, arrangements or funds were redirected, misappropriated, breached or otherwise improperly executed, if personal information was disclosed to unintended recipients, or if an operational breakdown or failure in the processing of transactions occurred, whether as a result of human error, purposeful sabotage or fraudulent manipulation of Sorghum Group’s operations or systems. In addition, the manner in which Sorghum Group stores and uses certain personal information and interact with borrowers and investors through its platforms is governed by various PRC laws. Also, Wheat previously had agreements with an unrelated third-party individual through which the third party used funds from Wheat to purchase platform loan products. It is not always possible to identify and deter misconduct or errors by employees, third-party service providers or other contracting parties, and the precautions Sorghum Group takes to detect and prevent such types of activity may not be effective in controlling unknown or unmanaged risks or losses. If any of its employees, third-party service providers or other contracting parties take, convert or misuse funds, documents or data or fail to follow protocol when interacting with borrowers and investors, Sorghum Group could be liable for damages and subject to regulatory actions and penalties, in addition to suffering financial losses. Sorghum Group could also be perceived to have facilitated or participated in the illegal misappropriation of funds, documents or data, or the failure to follow protocol, and therefore be subject to civil or criminal liability.

As Sorghum Group relies on certain third-party service providers, such as external third party online payment platforms and custodian and settlement service providers, to conduct Sorghum Group’s business, and if these third-party service providers failed to function properly, Sorghum Group cannot assure you that Sorghum Group would be able to find an alternative in a timely and cost-efficient manner or at all. Any of these occurrences could result in Sorghum Group’s diminished ability to operate its business, potential liability to borrowers and investors, inability to attract borrowers and investors, reputational damage, regulatory intervention and financial harm, which could negatively impact Sorghum Group’s business, financial condition and results of operations.

Sorghum Group’s platform operations depend on the performance of the internet infrastructure and fixed telecommunications networks in China.

Almost all access to the internet in China is maintained through state-owned telecommunication operators under the administrative control and regulatory supervision of the Ministry of Industry and Information Technology, or the MIIT. Sorghum Group primarily relies on a limited number of telecommunication service providers to provide data communications capacity through local telecommunications lines and internet data centers to host its servers. Sorghum Group has limited access to alternative networks or services in the event of disruptions, failures or other problems with China’s internet infrastructure or the fixed telecommunications networks provided by telecommunication service providers. With the expansion of its business, Sorghum Group may be required to upgrade Sorghum Group’s technology and infrastructure to keep up with the increasing traffic on Sorghum Group’s platform. Sorghum Group cannot assure you that the internet infrastructure and the fixed telecommunications networks in China will be able to support the demands associated with the continued growth in internet usage.

In addition, Sorghum Group has no control over the costs of the services provided by telecommunication service providers. If the prices Sorghum Group pays for telecommunications and internet services rise significantly, its results of operations may be adversely affected. Furthermore, if internet access fees or other charges to internet users increase, Sorghum Group’s user traffic may decline and its business may be harmed.

Sorghum Group’s success and future growth depend significantly on  its marketing and brand promotion efforts, and they are unable to attract new borrowers and investors to Sorghum Group’s platforms, Sorghum Group’s business and financial results may be adversely affected.

Sorghum Group intends to continue to dedicate significant resources to Sorghum Group’s marketing and brand promotion efforts, particularly as Sorghum Group continues to grow Sorghum Group’s platforms. Sorghum Group’s ability to attract quality potential borrowers and sufficient numbers of investors to Sorghum Group’s platforms depends in large part on the success of Sorghum Group’s marketing efforts, the success of the marketing channels Sorghum Group uses to promote Sorghum Group’s platforms and the experiences of borrowers and investors gained on Sorghum Group’s platforms. Sorghum Group’s marketing channels include social media, the traditional media, strategic relationships with key Internet companies, search engine optimization, search engine marketing, billboard and mail-to-web. If any of Sorghum Group’s current marketing channels become less effective, if Sorghum Group are unable to continue to use any of these channels, if the cost of using these channels were to significantly increase or if Sorghum Group is not successful in generating new channels, Sorghum Group may not be able to attract new borrowers and investors in a cost-effective manner or convert potential borrowers and investors into active borrowers and investors on Sorghum Group’s platforms. In addition, Sorghum Group believes that developing and maintaining awareness of Sorghum Group’s brand in a cost-effective manner is critical to retaining existing borrowers and investors and attracting new ones to Sorghum Group’s platforms. Sorghum Group’s efforts to build its brand have required significant expenditures, and it is likely that Sorghum Group’s future marketing efforts will continue to require significant additional expenses. Any failure to successfully promote Sorghum Group’s brand and develop a broader base of borrowers and investors could result in a loss of market share or slower growth, which would harm Sorghum Group’s business, financial condition and results of operations.

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If new loan products and enhancements of Sorghum Group’s platforms do not achieve sufficient market acceptance, Sorghum Group’s financial results and competitive position would be harmed.

Sorghum Group incurs expenses and expend resources upfront to develop, acquire and market new loan products and platform enhancements to Sorghum Group’s platforms to incorporate additional features, improve functionality or otherwise make Sorghum Group’s platforms more desirable to potential borrowers and investors. New loan products or platform enhancements must achieve high levels of market acceptance.

Any new loan products and changes to Sorghum Group’s platforms could fail to attain sufficient market acceptance for many reasons, including:

●	Sorghum Group’s failure to predict market demand accurately and launch loan products that meet this demand in a timely fashion;

●	borrowers and investors using Sorghum Group’s platforms may not like, find useful or agree with any changes;

●	defects, errors or failures in Sorghum Group’s platforms;

●	negative publicity about the loan products facilitated on Sorghum Group’s platforms or Sorghum Group’s platforms or its performance or effectiveness;

●	if the annual investment returns are lower than Sorghum Group and/or the investors expected;

●	delays in releasing to the market new loan products or platforms enhancements; and

●	the introduction or anticipated introduction of competing products by Sorghum Group’s competitors.

If the new loan products facilitated on Sorghum Group’s platforms or platforms enhancements do not achieve adequate acceptance in the market, Sorghum Group’s competitive position, revenue and operating results could be harmed. The adverse effect on Sorghum Group’s financial results may be particularly acute because of the significant development, marketing, sales and other expenses Sorghum Group will have incurred in connection with the new loan products or platforms enhancements.

If the scale and size of the market for the loans facilitated by Sorghum Group’s platforms is smaller than Sorghum Group believes, Sorghum Group’s revenue may be adversely affected and Sorghum Group’s business may suffer.

It is very difficult to estimate the total addressable market for the loans facilitated by Sorghum Group’s platforms due to factors such as market demand, PRC regulations of the online finance industry, competition, general economic conditions and the relatively short history of online lending industry in China. Sorghum Group believes that its main market of borrowers consists of individuals and small business owners seeking affordable, convenient and flexible credits. However, if there is less demand than Sorghum Group anticipates for the loans facilitated on Sorghum Group’s platforms, it would significantly and negatively impact Sorghum Group’s business, financial condition and results of operations.

Competition for Sorghum Group’s employees is intense, and Sorghum Group may not be able to attract and retain the highly skilled employees needed to support Sorghum Group’s business.

As Sorghum Group continues to experience rapid growth, Sorghum Group believes its success depends on the efforts and talents of Sorghum Group’s employees, including software engineers, financial personnel and marketing professionals. Sorghum Group’s future success depends on Sorghum Group’s continued ability to attract, develop, motivate and retain highly qualified and skilled employees. Competition for highly skilled sales, technical and financial personnel is extremely intense in today’s China finance industry. Sorghum Group may not be able to hire and retain these personnel at a level consistent with Sorghum Group’s existing compensation and salary structure. Many of the companies with which Sorghum Group competes for experienced employees have greater resources than Sorghum Group does and may be able to offer more attractive terms of employment.

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Sorghum Group has incurred net losses in the recent past, and may incur losses again in the future.

Sorghum Group has incurred net losses in the past. Sorghum Group anticipates that its operating expenses will increase in the foreseeable future as Sorghum Group seeks to continue to grow its business, attract potential borrowers, investors and partners, and further develop and diversify the loan products available for investors and borrowers on its platforms. These efforts may be more expensive than anticipated, and Sorghum Group may not succeed in increasing its revenues sufficiently to offset these higher expenses. If Sorghum Group is unable to execute its product development strategy or if it is unable to generate sufficient amount of services fees from repeat borrowers, it may not achieve the net income it targets. Sorghum Group may incur net losses or may be unable to maintain profitability on a quarterly or annual basis for the foreseeable future.

Sorghum Group has incurred substantial debt and may incur additional debts in the future, which may adversely and negatively affect its financial condition and results of operations.

Sorghum Group has incurred and still owe substantial debts as of this date. The incurrence of debt could have a variety of negative effects, including:

●	default and foreclosure on Sorghum Group’s assets if Sorghum Group’s operating revenue is insufficient to repay debt obligations;

●	acceleration of obligations to repay the indebtedness (or other outstanding indebtedness), even if Sorghum Group makes all principal and interest payments when due, if Sorghum Group breaches any covenants that require the maintenance of certain financial ratios or reserves without a waiver or renegotiation of that covenant;

●	Sorghum Group’s inability to obtain necessary additional financing if the debt security contains covenants restricting Sorghum Group’s ability to obtain such financing while the debt security is outstanding;

●	diverting a substantial portion of cash flow to pay principal and interest on such debt, which would reduce the funds available for expenses, capital expenditures, acquisitions and other general corporate purposes; and

●	creating potential limitations on Sorghum Group’s flexibility in planning for and reacting to changes in Sorghum Group’s business and in the industry in which Sorghum Group operates.

The occurrence of any of these risks could adversely affect Sorghum Group’s operations or financial condition.

If Sorghum Group cannot maintain its corporate culture as it grows, Sorghum Group could lose the innovation, collaboration and focus that contribute to Sorghum Group’s business.

Sorghum Group believes that a critical component of its success is its corporate culture, and Sorghum Group fosters innovation, encourages teamwork and cultivates creativity. As Sorghum Group develops the infrastructure of a public company and continues to grow, Sorghum Group may find it difficult to maintain these valuable aspects of its corporate culture. Any failure to preserve Sorghum Group’s culture could negatively impact Sorghum Group’s future success, including its ability to attract and retain employees, encourage innovation and teamwork and effectively focus on and pursue its corporate objectives.

Sorghum Group does not have any business insurance coverage.

Insurance companies in China currently do not offer as extensive an array of insurance products as insurance companies in more developed economies. Currently, Sorghum Group does not have any business liability or disruption insurance to cover its operations. Sorghum Group has determined that the costs of insuring for these risks and the difficulties associated with acquiring such insurance on commercially reasonable terms make it impractical for it to have such insurance. Any uninsured business disruptions may result in Sorghum Group’s incurring substantial costs and the diversion of resources, which could have an adverse effect on Sorghum Group’s results of operations and financial condition.

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Sorghum Group’s business and operating results may be impacted by adverse economic and market conditions.

Many factors, including factors that are beyond Sorghum Group’s control, may have a detrimental impact on borrowers’ willingness to seek loans and investors’ ability and desire to lend, and consequentially have a negative effect on Sorghum Group’s business and results of operations. These factors include general economic conditions, the general interest rate environment, unemployment rates, residential home values and the availability of other investment opportunities. If any of these factors arise, Sorghum Group’s revenue and transactions on Sorghum Group’s platforms would decline and Sorghum Group’s business would be negatively impacted.

There can be no assurance that economic conditions will remain favorable for Sorghum Group’s business or that demand for Sorghum Group’s loans will remain at current levels. Reduced demand for, or increase in the default rate of, Sorghum Group’s loans would negatively impact Sorghum Group’s growth and revenue. If an insufficient number of qualified individuals apply for Sorghum Group’s loans or Sorghum Group’s access to investors’ capital for loans on Sorghum Group’s platforms decreases, Sorghum Group’s growth and revenue could decline.

Fluctuations in interest rates could negatively affect transaction volume.

All loans facilitated through Sorghum Group’s platforms are usually issued with fixed interest rates. If interest rates rise, investors who have already committed capital may lose the opportunity to take advantage of the higher rates. If interest rates decrease after a loan is made, borrowers through Sorghum Group’s platforms may prepay their loans to take advantage of the lower rates. Investors through its platforms would lose the opportunity to collect the above-market interest rates payable on the prepaid loans and might delay or reduce future loan investments. As a result, fluctuations in the interest rate environment may discourage investors and borrowers from participating in Sorghum Group’s platforms, which may adversely affect its business.

Risks Related to Doing Business in China

The laws and regulations governing the online lending intermediary service industry in China are developing and evolving and subject to changes. If Sorghum Group fail to obtain and maintain requisite approvals, licenses or permits applicable to Sorghum Group’s business, Sorghum Group’s business, financial condition and results of operations would be materially and adversely affected.

Due to the relatively short history of the online lending information intermediary service industry in China, the PRC government has yet to establish a comprehensive regulatory framework governing Sorghum Group’s industry. Before any industry-specific regulations were introduced in mid-2015, the PRC government simply relied on general and basic laws and regulations in governing the online lending information intermediary service industry, including the PRC Contract Law, the General Principles of the Civil Law of the PRC, and related judicial interpretations promulgated by the Supreme People’s Court.

In July 2015, the China Banking Regulatory Commission, or the CBRC, together with nine other PRC regulatory agencies jointly issued a series of policy measures applicable to the online lending information intermediary service industry titled the Guidelines on Promoting the Healthy Development of Online Finance Industry, or the Guidelines. The Guidelines formally introduced for the first time the regulatory framework and basic principles for administering the online lending information intermediary service industry in China. Based on the core principles of the Guidelines, in August 2016, the CBRC together with three other PRC regulatory agencies jointly issued Interim Measures on Administration of Business Activities of Online Lending Information Intermediaries, or the Interim Measures. The Interim Measures require online lending information intermediaries and their branches that propose to carry out the online lending information intermediary services to file a record with the local financial regulatory department at the place where it is registered within ten business days after obtaining the business license. Local financial regulatory departments have the power to assess and classify the online lending information intermediaries which have filed a record, and to publicize the record-filing information and the classification results on their official websites. An online lending information intermediary must apply for appropriate telecommunication business license in accordance with the relevant requirements of telecommunication authorities subsequent to completion of the filing, and is required to explicitly identify itself as an online lending information intermediary in its business scope.

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In accordance with the Guidelines and the Interim Measures, the relevant authorities are in the process of making detailed implementation rules regarding, among other things, filing procedures, assessment standards and classification rules for online lending information intermediaries, and specific rules and procedures regarding, among other things, application for appropriate telecommunication business license and change of business scope by existing online lending information intermediaries have yet to be formulated and issued. Sorghum Group is unable to predict with certainty the impact, if any, that future legislation, judicial precedents, rules or regulations relating to the online lending information intermediary service industry will have on its business, financial condition and results of operations. According to the Circular of the General Office of the State Council on Issuing the Implementation Plan for Special Rectification on Risks in Internet Financial promulgated in April 2016, competent authorities are in the process of evaluating existing practices of online lending information intermediaries in the market and requesting rectification of those that have been identified during the evaluation as in conflict with the Guidelines and the Interim Measures. Pursuant to the Guideline of CBRC on Risk Prevention and Control in Banking Industry promulgated by CBRC on April 7, 2017, the promotion for the special risk rectification for internet lending platform (P2P) shall be continued. Internet lending intermediaries shall not market the borrowers who do not have the repayment ability; and they are also prohibited to provide Internet loan services to university students who are under the age of 18. Furthermore, a Notification for Further Strengthening on Administration for Campus Loans was issued by CBRC, Ministry of Education of the PRC and Ministry of Human Resources and Social Security of the PRC on May 27, 2017 stipulated that any Campus loans business conducted by internet lending platform shall be suspended. Sorghum Group cannot assure you that Sorghum Group’s practices will not be required to be rectified or Sorghum Group’s rectification measures and results will be satisfactory to the relevant authorities, and Sorghum Group cannot assure you that Sorghum Group will be able to successfully make filings, obtain and maintain requisite licenses and meet other regulatory requirements set forth in applicable laws, rules and regulations. If Sorghum Group fails to conduct Sorghum Group’s business in a manner required by the relevant authorities, or take rectification measures when required by the relevant authorities, or obtain and maintain any requisite approvals, licenses or permits or meet other requirements applicable to Sorghum Group’s business, Sorghum Group’s business, financial condition and results of operations would be materially and adversely affected.

If Sorghum Group’s business practice is deemed to violate any PRC laws, rules or regulations, its business, financial condition and results of operations would be materially and adversely affected.

According to the Guidelines issued in 2015 and the Interim Measures issued in 2016 to specifically regulate the online lending information intermediary service industry in China, intermediaries that provide online lending information intermediary services must not engage in certain activities, including, among other things, (i) fund raising for the intermediary itself, (ii) holding investors’ funds or setting up capital pool with investors’ funds, (iii) providing security or guarantee to investors as to the principals and returns of the investments, (iv) issuing or selling any wealth management or other financial products, or acting as an agent in selling financial products, (v) mismatch between an investor’s expected timing of exit and the maturity date, (vi) conducting securitization or equivalent businesses, (vii) promoting its financing products on physical premises other than through the permitted electronic channels, such as telephones, mobile phones and internet, and (viii) equity crowd-funding. The Interim Measures also require the intermediaries that provide online lending information intermediary services to strength their risk management, enhance screening and verifying efforts on the borrowers and investors’ information, and set up custody accounts with qualified banks to hold customer funds, among other things. Sorghum Group believes the Guidelines and the Interim Measures represent the beginning of the PRC government’s measures to regulate the online lending information intermediary service industry, which will be followed by more implementation rules and regulations. In addition, pursuant to the Guideline of CBRC on Risk Prevention and Control in Banking Industry promulgated by CBRC on April 7, 2017, the promotion for the special risk rectification for internet lending platform (P2P) shall be continued. Internet lending intermediaries shall not market the borrowers who do not have the repayment ability; and they are also prohibited from providing Internet loan services to university students who are under the age of 18. It is also emphasized that the advertisement and sales which are fraud or false shall be prohibited. Sorghum Group facilitated student loans in the past and is currently under the process of rectification and start new business. Sorghum Group, however, cannot assure you that its rectification and new business will be successful.

To comply with existing laws, rules and regulations relating to the online lending information intermediary service industry, Sorghum Group has implemented various policies and procedures, and is also under the process for ceasing the business practices for the provision of loans to university students. However, the laws, rules and regulations are expected to continue to evolve in this emerging industry. The PRC government is expected to provide detailed implementation rules on certain key requirements of the Interim Measures, and the interpretation of the Interim Measures by the local authorities may be different from Sorghum Group’s understanding. Sorghum Group cannot be certain that its existing or previous practices would not be deemed to violate any existing or future laws, rules and regulations. For instance, Sorghum Group’s automated investing tool automatically allocates committed funds from multiple investors among multiple approved borrowers, which goes beyond the simple one-to-one matching between investors and borrowers and could be viewed as creating mismatch between an investor’s expected timing of exit and the maturity date and offering wealth management products; and also if automated investing tool fails to match investors with approved borrowers in a timely manner, Sorghum Group might be deemed to hold investors’ funds and form a capital pool or to make loans accidentally. Moreover, the Interim Measures require that the balance of money borrowed by the same individual must not exceed RMB200,000 (US$28,806) on an online lending information intermediary platform and not exceed RMB1 million (US$144,030) on all online lending information intermediary platforms in the PRC. Although Sorghum Group is in the process of adjusting its relevant policy and plans to stop facilitating loans with principal over RMB200,000 (US$28,806), certain loans on its platform that have been facilitated in the past have an outstanding balance over such limit. In addition, due to lack of industry-wide information sharing arrangement, Sorghum Group cannot assure you that the aggregate amount of loans taken out by a borrower on its platform and other online lending information intermediary platforms at a point in time does not exceed the limit set in the Interim Measures. Furthermore, for investor protection purpose, Sorghum Group set up the Reserve Liability Program with the purposes of limiting investors’ potential losses due to borrower defaults. Although the program is different from providing investors with guarantees in relation to the return of loan principal and interest, the Reserve Liability Program might be deemed by the PRC regulatory authorities as credit enhancement services or a form of guarantee prohibited by the Interim Measures. Additionally, following the Acquisition, the Company will become a consolidated financial services group and will operate in two separate and distinct business segments, including Sorghum Group’s digital online information intermediary services and CCCR’s direct lending, loan guarantees and financial leasing services (generally limited to the city of Wujiang, Jiangsu Province, geographically). Although the two separate lines of business will be segregated in the short term and CCCR will not provide guarantees for loans facilitated on Sorghum Group’s platforms, the PRC regulatory authority may treat the two segments as an integrated business and attribute CCCR’s loan guarantee services to Sorghum Group’s P2P lending facilitation services. We cannot assure you that the post-Acquisition Company’s business practice will not be deemed as violating the guarantee prohibition of the Interim Measures by the PRC regulatory authority.

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As of this date, Sorghum Group has not been subject to any material fines or penalties under any PRC laws, rules or regulations including those governing the online lending information intermediary service industry in China. However, if its practice is deemed to violate any laws, rules or regulations, Sorghum Group may face, among others, regulatory warning, correction order, condemnation, fines and criminal liability. Sorghum Group cannot assure you that its business practices, such as Campus Loans will not be required to be rectified or its rectification measures and results will be satisfactory to the relevant authorities. If such situations occur, Sorghum Group’s business, financial condition and prospects would be materially and adversely affected.

Sorghum Group may be required to obtain a value-added telecommunication business certificate and be subject to foreign investment restrictions.

PRC regulations impose sanctions for engaging in Internet information services of a commercial nature without having obtained an Internet content provider, or ICP, certificate. PRC regulations also impose sanctions for engaging in the operation of online data processing and transaction processing without having obtained an online data processing and transaction processing, or ODPTP, certificate (ICP and ODPTP are both sub-sets of value-added telecommunication business certificates). These sanctions include corrective orders and warnings from the PRC communication administration authority, fines and confiscation of illegal gains and, in the case of significant infringements, the websites may be ordered to cease operation. Nevertheless, the PRC regulatory authorities’ enforcement of such regulations in the context of online lending platforms remains unclear. The Interim Measures provide that online lending information intermediaries must apply for value-added telecommunications business licenses in accordance with the relevant provisions of telecommunications authorities after filing with a local financial regulator. However, PRC regulatory authorities to date have not explicitly stipulated whether the operator of a lending platform (including in the form of a website or mobile Internet application) is engaging in Internet information services requiring an ICP certificate or an ODPTP certificate. If Sorghum Group could not obtain such value-added telecommunication certificates pursuant to the relevant regulations, Sorghum Group may not be able to conduct online lending intermediaries’ services, but it is unclear whether online lending intermediaries would be deemed to be engaged in a commercial information provider business or online data processing and transaction processing business or whether an ICP certificate or an ODPTP certificate is required. To the extent that the PRC regulatory authorities require such value-added telecommunication certificate to be obtained or set forth rules that impose additional requirements, and Sorghum Group does not obtain such certificate, Sorghum Group may be subject to the sanctions described above. Sorghum Group plans to apply for filing immediately after the filing procedures are clarified by the relevant authorities, and apply for the corresponding value-added telecommunication business certificates after completing the filing, provided that the relevant telecommunication authority clarify which sub-set of telecommunication business certificates need to be obtained by market lending platforms and how to apply for such certificate.

According to the Provisions on the Administration of Foreign-invested Telecommunication Enterprises, the ratio of investment by foreign investors in a foreign-invested telecommunication enterprise that engages in the operation of a value-added telecommunication business shall not exceed 50%. Foreign investors are only permitted to invest up to 50% of the registered capital in a foreign-invested telecommunication enterprise that engages in the operation of commercial Internet information services or general online data processing and transaction processing services.

As an exception, the Circular of Ministry of Industry and Information Technology concerning Lifting Restrictions on the Proportion of Foreign Equity in Online Data Processing and Transaction Processing Business (E-commerce), or Circular 196, which was promulgated on June 19, 2015, provides that foreign investors are permitted to invest up to 100% of the registered capital in a foreign-invested telecommunication enterprise engaging in the operation of online data processing and transaction processing (E-commerce). While Circular 196 permits foreign ownership, in whole or in part, of online data processing and transaction processing businesses (E-commerce), a sub-set of value-added telecommunications services, there is still uncertainty regarding whether foreign investment restrictions may be applied to Sorghum Group’s business and industry.

Further, under either circumstance, the largest foreign investor will be required to have a satisfactory business track record and operational experience in the value-added telecommunication business. If regulatory authorities were to treat platforms lending intermediary businesses as Internet information services of a commercial nature, which is a form of a value-added telecommunication business, Sorghum Group’s platform may be subject to such foreign investment restrictions and Sorghum Group may be required to restructure its operations by establishing a joint venture with foreign capital equal to no more than 50% of its total capital or a domestic enterprise with no foreign capital through variable interest entities to obtain a telecommunication business certificate. Any such restructuring may be costly and may involve interruptions to Sorghum Group’s business. If Sorghum Group is unable to obtain the telecommunication business certificate in a timely fashion, Sorghum Group’s results of operations and business prospects may be materially and adversely affected.

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As the regulatory framework for the online finance industry evolves, domestic and foreign governments may draft and propose new laws, regulations, notices or interpretive releases to regulate marketplace lending, including Sorghum Group’s online and mobile-based channels, which may negatively affect its business operations and financial conditions.

The peer-to-peer lending industry in China has historically been largely unregulated. In July 2015, ten PRC central government ministries and regulators, including the PBOC, the CBRC, the Ministry of Finance, the Ministry of Public Security and the Cyberspace Administration of China, together released the Guidelines, which provide regulatory principles for Internet financing businesses, including those in the online marketplace lending industry. In August 2016, the CBRC and other regulators collectively announced the Interim Measures, which proposed the implementation of new requirements including, among others, filing, reporting, fund depository, risk and information disclosure, loan management and the permitted business scope for participants in the online marketplace lending industry. In November 2016, the CBRC, the MIIT and the Industry and Commerce Administration Department, jointly issued the Guidance to the Administration of Filling and Registration of Online Lending Information Intermediaries, or the Guidance of Administration, which provides general filing rules for online lending intermediaries, and authorizes local financial regulators to make detailed implementation rules regarding filing procedures according to their local practices. Since 2017, local financial regulators have been conducting thorough investigations and inspections of online lending intermediaries and require a rectification if any illegality is discovered. After local financing regulators have completed their investigation and examination, Sorghum Group may be permitted to submit a filing application. In February 2017, the CBRC released the Guidance to regulate funds depositories for online lending intermediaries, which defines several obligations and responsibilities of online lending intermediaries and commercial banks involved in the online funds depository business. Nevertheless, it is uncertain as to how the Interim Measures will be further interpreted and implemented. The relevant local authorities are also in the process of making detailed implementation rules regarding filing procedures. However, the final content and timing of the final implementation rules and other related new rules are uncertain. To the extent that Sorghum Group is not able to fully comply with the new regulations in the grace period of twelve months or any new regulations differ from Sorghum Group’s expectations, Sorghum Group may be materially and adversely affected. Sorghum Group is unable to predict with certainty the impact, if any, that future legislation, judicial precedents, or regulations relating to the marketplace lending industry will have on Sorghum Group’s business, financial condition and results of operations. Furthermore, the increasing growth in popularity of marketplace lending and borrowing increases the likelihood that the PRC government will seek to further regulate the marketplace lending industry.

In addition, the regulatory framework for Internet commerce, including online marketplaces such as Sorghum Group’s, with respect to Sorghum Group’s online and mobile-based channels, is evolving, and it is possible that new laws and regulations will be adopted domestically and internationally, or existing laws and regulations may be interpreted in new ways, which, along with possible changes needed to fully comply with any newly released regulation, could affect the operation of Sorghum Group’s marketplace and the way in which Sorghum Group interact with borrowers and investors. The cost to comply with such laws or regulations would increase Sorghum Group’s operating expenses, and Sorghum Group may be unable to pass those costs on to borrowers and investors in the form of increased fees. In addition, governmental or regulatory agencies may decide to impose taxes on services provided over the Internet or by online marketplaces. These taxes could discourage the use of Sorghum Group’s marketplace, which would adversely affect the viability of Sorghum Group’s business.

Changes in PRC regulations relating to interest rates for P2P lending could have a material adverse effect on Sorghum Group’s business.

The interest rate permitted to be charged on loans facilitated by Sorghum Group’s platforms is subject to limitations set forth in the Provisions of the Supreme People’s Court on Application of Laws to the Hearing of Private Lending Cases, or the Provisions on Private Lending Cases, which provide that (i) when the interest rate agreed between the borrower and investor does not exceed an annual interest rate of 24%, the People’s Court will uphold the interest rate charged by the investor, and (ii) when the interest rate agreed between the borrower and investor exceeds an annual interest rate of 36%, the portion in excess of 36% is void and the People’s Court will uphold the borrower’s claim for return of the excess portion to the borrower. For loans with interest rates per annum between 24% and 36%, if the interest on the loans has already been paid to the investor, and so long as such payment has not damaged the interest of the state, the community or any third parties, the courts will likely not enforce the borrower’s demand for the return of such interest payment.

Sorghum Group’s operations may need to be modified to comply with existing and future requirements set forth by the CBRC or laws or regulations promulgated by other PRC authorities regulating the marketplace lending industry in China.

In April 2014, the CBRC announced four principles regarding the marketplace lending industry in China: (i) marketplace lending platforms shall be treated as agencies, (ii) marketplace lending platforms shall not provide guarantee services, (iii) marketplace lending platforms shall not maintain a fund pool, and (iv) marketplace lending platforms shall not illegally conduct fundraising.

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In July 2015, ten PRC central government ministries and regulators, including the PBOC, the CBRC, the Ministry of Finance, the Ministry of Public Security and the Cyberspace Administration of China, together released the Guidelines, which identified the CBRC as the supervisory regulator for the online lending industry. According to the Guidelines, online marketplace lending platforms may only serve as intermediaries to provide information services to borrowers and investors, and may not provide credit enhancement services or illegally conduct fundraising. The Guidelines also outlined certain regulatory propositions, which would require Internet finance companies, including online marketplace lending platforms, to (i) complete website filing procedures with the administrative departments overseeing telecommunications; (ii) use banking financial institutions’ depository accounts to hold lending capital, and engage an independent auditor to audit such accounts and publish audit results to customers; (iii) improve the disclosure of operational and financial information, provide sufficient risk disclosure, and set up thresholds for qualified investors to provide better protections to investors; (iv) enhance online security management to protect customers’ personal and transactional information; and (v) take measures against anti-money laundering and other financial crimes.

In August 2016, the CBRC and other regulators collectively announced the publication of the Interim Measures. The Interim Measures also stipulated a twelve-month transition period from the time of their effectiveness for online lending intermediaries to make necessary adjustments. Apart from what had already been emphasized in the Guidelines and other previously released principles, the Interim Measures also include: (i) general principles; (ii) filing administration; (iii) business rules and risk management guidelines; (iv) protection measures for investors and borrowers; (v) rules on information disclosure; (vi) supervision and administrative mechanisms; and (vii) legal liabilities.

In November 2016, the CBRC, the MIIT and the Industry and Commerce Administration Department, jointly issued the Guidance of Administration, which provides the general filing rules for online lending intermediaries and delegates the filing authority to the local financial authorities. Since 2017, local financial regulators have been conducting investigations on the online lending intermediaries, and if Sorghum Group failed to be in full compliance with any regulations, Sorghum Group may be required to rectify mistakes within a certain period as stipulated in the rectification order of local financial regulators. After local financing regulators have completed their investigation and examination, Sorghum Group may be permitted to submit a filing application.

In February 2017, the CBRC released the Guidance to regulate funds depositories for online lending intermediaries, which defines several obligations and responsibilities of online lending intermediaries and commercial banks involved in the online funds depository business. To the extent Sorghum Group’s current arrangements with commercial banks are deemed to be not-compliant with any of the Guidance’s requirements, Sorghum Group may need to adjust Sorghum Group’s operations within the six-month grace period, and as a result, Sorghum Group’s business may be materially and adversely impacted.

Some aspects of Sorghum Group’s platform operations may not currently be operating in full compliance with the Guidelines, the Interim Measures, the Guidance and the other principles that have been announced in recent years. For example, the Guidelines, the Interim Measures, the Guidance and other regulations are not clear about the definition of “credit enhancement service,” nor do they address whether a marketplace lending platform’s affiliated enterprise could provide a “credit enhancement service.” If Sorghum Group’s Reserve Liability Program is classified as a “credit enhancement service” as such definition is clarified, Sorghum Group may be required to make changes within the specified twelve-month transition period to the way in which Sorghum Group conducts its business. In this case, Sorghum Group may not be able to use this program to attract investors to invest in its platform and therefore the revenue may be declined in line with the decline of the transactions. Additionally, the Interim Measures provide upper limits on the loan balance of a single borrower. Sorghum Group may need to rely on the information provided by borrowers to determine whether their lending amounts from all intermediaries have reached the upper limits, and the information they provide may contain misrepresentation or omission or otherwise be unreliable. Moreover, the Interim Measures require online lending intermediaries to file with the local financial regulators and to include serving as an Internet lending information intermediary in their business scope. Sorghum Group plans to make all requisite filings and changes to Sorghum Group’s business scope to the extent necessary when such filing procedures are clarified by the relevant authorities. Although Sorghum Group does not anticipate any material difficulties in making the requisite filings or changing Sorghum Group’s business scope, any failure to do so within the specified twelve-month transition period may result in the violation of the Interim Measures. In addition, the Interim Measures stipulate that online lending intermediaries shall not operate businesses other than risk management and necessary business processes such as information collection and confirmation, post-loan tracking and pledge management in accordance with online-lending regulations, via offline physical locations. However, the Interim Measures do not clearly set forth the types of business process that are not permitted to operate through offline physical locations.

Furthermore, the Interim Measures proposed requirements including with respect to certain prohibited activities, risk disclosure, borrower information disclosure and online dispute resolution, examination and verification functions, anti-fraud measures, risk education and training, information reporting, anti-money laundering, anti-terrorist financing, systems, facilities and technologies, service fees, electronic signatures, loan management, risk assessment, auditing and authentication, reporting obligations and information security. To the extent that Sorghum Group’s business is deemed to be non-compliant with any of these requirements of the Interim Measures, Sorghum Group may need to make necessary adjustments to comply within the specified twelve-month transition period and, as a result, Sorghum Group’s business may be materially and adversely affected.

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The facilitation of loans through Sorghum Group’s online platforms could give rise to liabilities under PRC laws and regulations that prohibit illegal fundraising.

PRC laws and regulations prohibit persons and companies from raising funds through advertising to the public a promise to repay premium or interest payments over time through payments in cash or in kind except with the prior approval of the applicable government authorities. Failure to comply with these laws and regulations may result in penalties imposed by the PBOC, the Administration for Industry and Commerce, or AIC, and other governmental authorities, and can lead to civil or criminal lawsuits.

To date, Sorghum Group has not been subject to any fines or other penalties under any PRC laws and regulations that prohibit illegal fundraising. In this capacity, Sorghum Group does not raise funds or promise repayment of premium or interest obligations. Nevertheless, considerable uncertainties exist with respect to the PBOC, AIC and other governmental authorities’ interpretations of the fundraising-related laws and regulations. While Sorghum Group’s agreements with investors require investors to guarantee the legality of all funds investors put on Sorghum Group’s platforms, Sorghum Group is unable to fully verify the source of investors’ funds individually, and therefore, to the extent that investors’ funds are obtained through illegal fundraising, Sorghum Group may be negligently liable as a facilitator of illegal fundraising. In addition, while Sorghum Group’s loan agreements contain provisions that require borrowers to use the proceeds for purposes listed in their loan applications, Sorghum Group is unable to monitor the borrowers’ use of funds on an on-going basis, and therefore, to the extent that borrowers use proceeds from the loans for illegal activities, Sorghum Group may be negligently liable as a facilitator of an illegal use. Although Sorghum Group has designed and implemented procedures to identify and eliminate instances of fraudulent activities on Sorghum Group’s platforms, as the number of borrowers and investors on Sorghum Group’s platforms increase, Sorghum Group may not be able to identify all fraudulent conduct that may violate illegal fundraising laws and regulations.

The facilitation of loans through Sorghum Group’s platforms could give rise to liabilities under PRC laws and regulations that prohibit unauthorized public offerings.

The PRC Securities Law stipulates that no organization or individual is permitted to issue securities for public offering without obtaining prior approval in accordance with the provisions of the law. The following offerings are deemed the be public offerings under the PRC Securities Law: (i) offering of securities to non-specific targets; (ii) offering of securities to more than 200 specific targets; and (iii) other offerings provided by the laws and administrative regulations. Additionally, private offerings of securities shall not be carried out through advertising, open solicitation and disguised publicity campaigns. If any transaction between one borrower and multiple investors on Sorghum Group’s platforms is identified as a public offering by PRC government authorities, Sorghum Group may be subject to sanctions under PRC laws and Sorghum Group’s business may be adversely affected.

Sorghum Group may be subject to risks if Sorghum Group has to restructure its relationship with a controlled variable interest entity and obtain a telecommunication business license.

Sorghum Group has contractual arrangements with a VIE through which it operates its online lending facilitation platforms. There are uncertainties regarding the interpretation and application of PRC laws, rules and regulations, including but not limited to the laws, rules and regulations governing the validity and enforcement of the contractual arrangements between Pang Mai and Wheat. The PRC government including local financial regulators may determine that the contractual arrangements necessary to form and control the VIE, or the Contractual Arrangements, do not comply with PRC licensing, registration, policies, legal or regulatory requirements, or with requirements or policies that may be adopted in the future and Sorghum Group could be subject to severe penalties, material difficulties in making the requisite filings or registrations, or be forced to relinquish Sorghum Group’s interests in certain operations. Although Sorghum Group believes the Contractual Arrangements comply with all applicable PRC laws, rules and regulations, and do not violate, breach, contravene or otherwise conflict with any applicable PRC laws, rules or regulations, the PRC courts or regulatory authorities may determine that Sorghum Group’s corporate structure and contractual arrangements violate PRC laws, rules or regulations. Sorghum Group is aware of a recent case involving Chinachem Financial Services where certain contractual arrangements for a Hong Kong Company to gain economic control over a PRC Company were declared to be void by the PRC Supreme People’s Court. If the PRC courts or regulatory authorities determine that Sorghum Group’s Contractual Arrangements are in violation of applicable PRC laws, rules or regulations, Sorghum Group’s Contractual Arrangements will become invalid or unenforceable.

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If Pang Mai, Wheat or their ownership structure or the Contractual arrangements are determined to be in violation of any existing or future PRC laws, rules or regulations, or Pang Mai or Wheat fails to obtain or maintain any of the required governmental permits or approvals, the relevant PRC regulatory authorities would have broad discretion in dealing with such violations, including:

●	revoking the business and operating licenses

●	discontinuing or restricting the operations;

●	imposing conditions or requirements with which Sorghum Group may not be able to comply;

●	requiring Sorghum Group, to restructure the relevant ownership structure or operations; or

●	imposing fines.

The imposition of any of these penalties would severely disrupt Sorghum Group’s ability to conduct business and have a material adverse effect on Sorghum Group’s financial condition, results of operations and prospects.

Sorghum Group has relied and expects to continue to rely on contractual arrangements with Wheat and its shareholders to operate its business. These contractual arrangements may not be as effective as direct ownership in providing us with control over Sorghum Group’s consolidated variable interest entities. For example, Wheat and its shareholders could breach their contractual arrangements by, among other things, failing to conduct their operations, including maintaining its website and using the domain names and trademarks, in an acceptable manner or taking other actions that are detrimental to Sorghum Group’s interests. If Sorghum Group had direct ownership of Wheat, Sorghum Group would be able to exercise Sorghum Group’s rights as a shareholder to effect changes in the board of directors of Wheat, which in turn could implement changes, subject to any applicable fiduciary obligations, at the management and operational level. However, under the current contractual arrangements, Sorghum Group relies on the performance of the Contractual Arrangements in place with a VIE which operates its online platforms, which may not be as effective in providing it with control over such operations as Sorghum Group would have with direct ownership of such VIE. The shareholders of Wheat may not act in the best interests of Sorghum Group or may not perform their obligations under these contracts. Such risks exist throughout the period in which Sorghum Group intends to operate its business through the contractual arrangements with Wheat. Although Sorghum Group has the right to replace any shareholder of Wheat under their respective contractual arrangements, if any shareholder of Wheat is uncooperative or any dispute relating to these contracts remains unresolved, Sorghum Group will have to enforce Sorghum Group’s rights under these contracts through the operations of PRC laws and arbitration, litigation and other legal proceedings and therefore will be subject to uncertainties in the PRC legal system. Therefore, Sorghum Group’s contractual arrangements with Wheat, its consolidated variable interest entity, may not be as effective in ensuring Sorghum Group’s control over the relevant portion of its business operations as direct ownership would be.

If Sorghum Group’s consolidated variable interest entity or its shareholders fail to perform their respective obligations under the contractual arrangements, Sorghum Group may have to incur substantial costs and expend additional resources to enforce such arrangements. Sorghum Group may also have to rely on legal remedies under PRC laws, including seeking specific performance or injunctive relief, and claiming damages, which Sorghum Group cannot assure you will be effective under PRC laws. For example, if the shareholders of Wheat were to refuse to transfer their equity interest in Wheat, as the case may be, to Sorghum Group or its designee if Sorghum Group exercises the purchase option pursuant to these contractual arrangements, or if they were otherwise to act in bad faith, then Sorghum Group may have to take legal actions to compel them to perform their contractual obligations.

All the agreements under Sorghum Group’s contractual arrangements are governed by PRC laws and provide for the resolution of disputes through arbitration in China. Accordingly, these contracts would be interpreted in accordance with PRC laws and any disputes would be resolved in accordance with PRC legal procedures. The legal system in the PRC is not as developed as in some other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could limit Sorghum Group’s ability to enforce these contractual arrangements. Meanwhile, there are very few precedents and little formal guidance as to how contractual arrangements in the context of a consolidated variable interest entity should be interpreted or enforced under PRC laws. There remain significant uncertainties regarding the ultimate outcome of such arbitration should legal action become necessary. In addition, under PRC laws, rulings by arbitrators are final and parties cannot appeal arbitration results in court unless such rulings are revoked or determined unenforceable by a competent court. If the losing parties fail to carry out the arbitration awards within a prescribed time limit, the prevailing parties may only enforce the arbitration awards in PRC courts through arbitration award recognition proceedings, which would require additional expenses and delay. In the event that Sorghum Group is unable to enforce these contractual arrangements, or if Sorghum Group suffers significant delay or other obstacles in the process of enforcing these contractual arrangements, Sorghum Group may not be able to exert effective control over its consolidated variable interest entities, and Sorghum Group’s ability to conduct its business may be negatively affected.

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In January 2015, MOFCOM published a consultation draft of the Foreign Investment Law soliciting the public’s comments, or the Draft Foreign Investment Law, which expands the definition of foreign investment and introduces the principle of “actual control” in determining whether a company is considered a foreign-invested enterprise. Under the Draft Foreign Investment Law, a VIE would be deemed to be a foreign-invested enterprise if it is ultimately “controlled” by foreign investors, and accordingly it would be subject to restrictions on foreign investments. However, the Draft Foreign Investment Law does not address what actions will be taken with respect to the existing companies with structures similar to VIEs, whether or not these companies are controlled by Chinese parties. It is uncertain when the draft will become law and whether the final version will differ from the draft. If any Contractual Arrangements Sorghum Group may implement are found to be in violation of any existing or future PRC laws or regulations, or if Sorghum Group fails to obtain or maintain any of the required permits or approvals, the relevant governmental authorities would have broad discretion in dealing with such violation, including levying fines, confiscating the income of Sorghum Group’s PRC subsidiary or consolidated VIE, revoking the business licenses or operating licenses of Sorghum Group’s PRC subsidiaries or consolidated VIE, prohibiting Sorghum Group’s use of proceeds from future public investors’ investments to finance Sorghum Group’s business and operations in the PRC, and taking any other regulatory or enforcement actions that could be harmful to Sorghum Group’s business. Any of these actions could cause significant disruption to Sorghum Group’s operations and adversely affect Sorghum Group’s business. If any of these occurrences results in Sorghum Group’s inability to direct the activities of the consolidated VIE and/or Sorghum Group’s failure to receive economic benefits from a consolidated VIE, Sorghum Group may not be able to consolidate its results into Sorghum Group’s consolidated financial statements in accordance with U.S. GAAP.

Moreover, the shareholders of the consolidated VIE that Sorghum Group controls may have potential conflicts of interest with Sorghum Group, which may materially and adversely affect Sorghum Group’s business and financial condition. The shareholders of the VIE may breach or refuse to renew the Contractual Arrangements with Sorghum Group that allow it to effectively control such VIE, and receive economic benefits from its operations. There is a risk that they would not always act in the best interests of Sorghum Group. Sorghum Group may not have effective arrangements to address potential conflicts of interest between these individuals and Sorghum Group. Sorghum Group would rely on these individuals to abide by the contract laws of China and honor their contracts in order for Sorghum Group to effectively control the VIE and to receive the economic benefits deriving from Sorghum Group’s contracts with them. If Sorghum Group is unable to resolve any conflicts of interest or disputes with the shareholders of the VIE or if the shareholders of the VIE breach Sorghum Group’s agreements with them, Sorghum Group would have to rely on legal proceedings, which may result in disruption to Sorghum Group’s business. There is also substantial uncertainty as to the outcome of any such legal proceedings. In addition, Contractual Arrangements in relation to a consolidated VIE may be subject to scrutiny by the PRC tax authorities, which may determine that Sorghum Group or the consolidated VIE owe additional taxes, which could negatively affect Sorghum Group’s financial condition. In the event of bankruptcy, dissolution or liquidation of the VIE, Sorghum Group may lose the ability to use certain assets held by the VIE that are material to Sorghum Group’s business.

Sorghum Group’s payment management services may need to be modified to comply with future PRC laws and regulations regarding the debt collection industry in China.

In 2000, the State Economic and Trade Commission, the Ministry of Public Security and the State Administration for Industry and Commerce issued the Notice on Prohibition of All Types of Debt Collection Companies and Raids on Illegal Debt Collection Activities (GuoJingMaoZong He (2000) 568), or the Notice on Prohibition, which regulates the activities on debt collection companies, including the prohibition on the use of threats, intimidation, harassment or disclosure of private information in collection efforts. While Sorghum Group believes that its payment management services team, which engages in collection efforts primarily by means of phone calls, is in compliance with the Notice on Prohibition, Sorghum Group may need to modify its payment management services in the future to comply with changes to debt collection regulations.

China’s M&A Rules and certain other PRC regulations establish complex procedures for some acquisitions of Chinese companies by foreign investors, which could make it more difficult for Sorghum Group to pursue growth through acquisitions in China.

The Regulations on Mergers and Acquisitions of Domestic Enterprises by Foreign Investor, or the M&A Rules, and other recently adopted regulations and rules concerning mergers and acquisitions established additional procedures and requirements that could make merger and acquisition activities by foreign investors more time consuming and complex. For example, the M&A Rules require that MOFCOM be notified in advance of any change-of-control transaction in which a foreign investor takes control of a PRC domestic enterprise, if (i) any important industry is concerned, (ii) such transaction involves factors that impact or may impact national economic security, or (iii) such transaction will lead to a change in control of a domestic enterprise which holds a famous trademark or PRC time-honored brand. Moreover, the Anti-Monopoly Law promulgated by the Standing Committee of the National People’s Congress on August 30, 2007 and effective as of August 1, 2008 requires that transactions which are deemed concentrations and involve parties with specified turnover thresholds must be cleared by MOFCOM before they can be completed. In addition, on February 3, 2011, the General Office of the State Council promulgated a Notice on Establishing the Security Review System for Mergers and Acquisitions of Domestic Enterprises by Foreign Lenders, or Circular 6, which officially established a security review system for mergers and acquisitions of domestic enterprises by foreign investors. Further, on August 25, 2011, MOFCOM promulgated the Regulations on Implementation of Security Review System for the Merger and Acquisition of Domestic Enterprises by Foreign Lenders, or the MOFCOM Security Review Regulations, which became effective on September 1, 2011, to implement Circular 6. Under Circular 6, a security review is required for mergers and acquisitions by foreign investors having “national defense and security” concerns and mergers and acquisitions by which foreign investors may acquire the “de facto control” of domestic enterprises with “national security” concerns. Under the MOFCOM Security Review Regulations, MOFCOM will focus on the substance and actual impact of the transaction when deciding whether a specific merger or acquisition is subject to security review. If MOFCOM decides that a specific merger or acquisition is subject to security review, it will submit it to the Inter-Ministerial Panel, an authority established under the Circular 6 led by the National Development and Reform Commission, or NDRC, and MOFCOM under the leadership of the State Council, to carry out the security review. The regulations prohibit foreign investors from bypassing the security review by structuring transactions through trusts, indirect investments, leases, loans, control through contractual arrangements or offshore transactions. There is no explicit provision or official interpretation stating that the merger or acquisition of a company engaged in the peer-to-peer lending intermediary facilitation business requires security review.

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In the future, Sorghum Group may grow its business by acquiring complementary businesses. Complying with the requirements of the above-mentioned regulations and other relevant rules to complete such transactions could be time-consuming, and any required approval processes, including obtaining approval from MOFCOM or its local counterparts may delay or inhibit Sorghum Group’s ability to complete such transactions. It is unclear whether Sorghum Group’s business would be deemed to be in an industry that raises “national defense and security” or “national security” concerns. However, MOFCOM or other government agencies may publish explanations in the future determining that Sorghum Group’s business is in an industry subject to the security review, in which case Sorghum Group’s future acquisitions in the PRC, including those by way of entering into contractual control arrangements with target entities, may be closely scrutinized or prohibited.

Sorghum relies on dividends and other distributions on equity paid by its PRC subsidiary to fund any cash and financing requirements it may have, and any limitation on the ability of Sorghum’s PRC subsidiary and other consolidated entities to pay dividends, other distributions, repay debts or make inter-entity payments could affect Sorghum’s ability to distribute profits to its shareholders, including U.S. investors following the proposed Acquisition.

Sorghum is a holding company and relies on dividends or other distributions paid by its PRC subsidiary for its cash requirements, including the funds necessary to pay dividends and other cash distributions to its shareholders, to service any debts it may incur, and to pay its operating expenses. PRC regulations currently permit payments of dividends only out of accumulated profits, as determined in accordance with the accounting standards and regulations in China, which differ in many aspects from generally accepted accounting principles in other jurisdictions. Sorghum Group’s PRC subsidiaries are required to allocate certain percentages of any accumulated profits after tax each year to their statutory common reserve fund as required under the PRC Company Law until the aggregate accumulated statutory common reserve funds exceed fifty percent of its registered capital. Such reserve funds cannot be distributed as cash dividends. In addition, if Sorghum Group’s PRC subsidiaries incur debts on their own or enter into certain agreements in the future, the instruments governing the debt or such other agreements may restrict their ability to pay dividends or make other distributions to their shareholders. Therefore, these restrictions on the availability and usage of Sorghum Group’s major source of funding may materially and adversely affect its ability to pay dividends to its shareholders and to service its debts. In addition, the PRC tax authorities may require Sorghum’s PRC subsidiary, Pang Mai, to adjust its taxable income under the contractual arrangements it currently has in place with Sorghum Group’s consolidated variable interest entity in a manner that would materially and adversely affect its ability to pay dividends and other distributions to Sorghum and its shareholders.

Moreover, the ability of Sorghum’s PRC subsidiary, Pang Mai, to pay dividends and other distributions may be restricted due to foreign exchange control policies and the availability of its cash balance. Substantially all of Sorghum Group’s operations are conducted in China and Sorghum Group’s PRC consolidated subsidiaries receive substantially all of their revenue in Renminbi, which is not freely convertible into other currencies. As a result, any restriction on currency exchange may limit the ability of its PRC subsidiary to use its Renminbi revenues to pay dividends to Sorghum and its shareholders, including U.S. investors following the proposed Acquisition. Additionally, Sorghum Group’s funds may not be readily available to satisfy obligations which may incur outside the PRC, which could adversely affect Sorghum Group’s business and prospects or the ability to meet its cash obligations. If Sorghum does not receive dividends from its PRC subsidiary, Sorghum Group’s liquidity and financial condition will be materially and adversely affected.

In response to the persistent capital outflow in China and RMB’s depreciation against U.S. dollar in the fourth quarter of 2016, the PBOC and the State Administration of Foreign Exchange, or SAFE, have implemented a series of capital control measures over recent months, including stricter vetting procedures for China-based companies to remit foreign currency for overseas acquisitions, dividend payments and shareholder loan repayments. For instance, on January 26, 2017, SAFE issued the Notice of State Administration of Foreign Exchange on Improving the Check of Authenticity and Compliance to further Promote Foreign Exchange Control, or the SAFE Circular 3, which stipulates several capital control measures with respect to the outbound remittance of profit from domestic entities to offshore entities, including (i) under the principle of genuine transaction, banks shall check board resolutions regarding profit distribution, the original version of tax filing records and audited financial statements; and (ii) domestic entities shall hold income to account for previous years’ losses before remitting the profits. The PRC government may continue to strengthen its capital controls, and more restrictions and substantial vetting process may be put in place by SAFE for cross-border transactions falling under both the current account and the capital account. Any limitation on the ability of Sorghum’s PRC subsidiary to pay dividends or make other kinds of payments to its shareholders, including U.S. investors following the proposed Acquisition, could substantially affect the Company shareholders’ confidence and materially and adversely limit its ability to grow, make investments or acquisitions that could be beneficial to its business, pay dividends, or otherwise fund and conduct its business.

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PRC regulations relating to offshore investment activities by PRC residents and PRC entities may limit Sorghum Group’s PRC subsidiaries’ ability to increase their registered capital or distribute profits or otherwise expose Sorghum Group to liability and penalties under PRC law.

SAFE promulgated the Circular on Relevant Issues Relating to Domestic Resident’s Investment and Financing and Roundtrip Investment through Special Purpose Vehicles, or SAFE Circular 37, in July 2014 that requires PRC residents or entities to register with SAFE or its local branch in connection with their establishment or control of an offshore entity established for the purpose of overseas investment or financing. In addition, such PRC residents or entities must update their SAFE registrations when the offshore special purpose vehicle undergoes material events relating to any change of basic information (including change of such PRC citizens or residents, name and operation term), increases or decreases in investment amount, transfers or exchanges of shares, or mergers or divisions.

SAFE Circular 37 was issued to replace the Notice on Relevant Issues Concerning Foreign Exchange Administration for PRC Residents Engaging in Financing and Roundtrip Investments via Overseas Special Purpose Vehicles, or SAFE Circular 75. SAFE further enacted the Notice on Further Simplifying and Improving the Foreign Exchange Management Policies for Direct Investment effective from June 1, 2015, or SAFE Circular 13, which allows PRC residents or entities to register with qualified banks in connection with their establishment or control of an offshore entity established for the purpose of overseas investment or financing.

If Sorghum Group’s shareholders who are PRC residents or entities do not complete their registration with the local SAFE branches or qualified banks as required by SAFE Circular 37 and other related rules, Sorghum Group’s PRC subsidiaries may be prohibited from distributing their profits and proceeds from any reduction in capital, share transfer or liquidation, and Sorghum Group may be restricted in its ability to contribute additional capital to its PRC subsidiaries. Moreover, failure to comply with the SAFE registration described above could result in liability under PRC laws for evasion of applicable foreign exchange restrictions.

Sorghum Group has requested PRC residents whom Sorghum Group knows hold direct or indirect interests in Sorghum Group to make the necessary applications, filings and amendments as required under SAFE Circular 37 and other related rules. The shareholders who are PRC resident is under the process for procurement of filings. However, Sorghum Group cannot assure you that the registration will be duly and timely completed with the local SAFE branch or qualified banks. As a result, Sorghum Group cannot assure you that all of Sorghum Group’s shareholders or beneficial owners who are PRC residents or entities have complied with, and will in the future make or obtain any applicable registrations or approvals required by, SAFE regulations. Failure by such shareholders or beneficial owners to comply with SAFE regulations, or failure by Sorghum Group to amend the foreign exchange registrations of Sorghum Group’s PRC subsidiary, could subject it to fines or legal sanctions, restrict Sorghum Group’s overseas or cross-border investment activities, limit Sorghum Group subsidiaries’ ability to make distributions or pay dividends or affect Sorghum Group’s ownership structure, which could adversely affect Sorghum Group’s business and prospects.

Sorghum Group’s leased property interests may be defective and its right to the leased the properties affected by such defects may be challenged, which could cause significant disruption to Sorghum Group’s business.

Under PRC laws, all lease agreements are required to be registered with the local housing authorities. Sorghum Group presently leases certain premises in China, and certain landlords of these premises have not completed the registration of their ownership rights or the registration of Sorghum Group’s leases with the relevant authorities. Failure to complete these required registrations may expose Sorghum Group’s landlords, lessors and Sorghum Group to potential monetary fines or may require Sorghum Group to relocate its offices and incur the associated losses. If there is a third-party claim with respect to ownership of the premises, Sorghum Group’s business may be affected.

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The approval of the CSRC may be required in connection with the proposed Acquisition under PRC law.

The M&A Rules, which were adopted in 2006 by six PRC regulatory agencies, including the CSRC, purport to require offshore special purpose vehicles that are controlled by PRC domestic companies or individuals and that have been formed for the purpose of seeking a public listing on an overseas stock exchange through acquisitions of PRC domestic companies or assets to obtain CSRC approval prior to publicly listing their securities on an overseas stock exchange. The interpretation and application of the regulations remain unclear, and the CSRC has not issued any definitive rule of interpretation concerning whether transactions like the proposed acquisition are subject to CSRC approval procedures under the M&A Rules. This transaction may ultimately require approval from the CSRC. If CSRC approval is required, it is uncertain how long it will take us to obtain the approval and any failure to obtain or delay in obtaining CSRC approval for this transaction would subject us to sanctions imposed by the CSRC and other PRC regulatory agencies, which could include fines and penalties on Sorghum Group’s operations in China, restrictions or limitations on Sorghum Group’s ability to pay dividends outside of China, and other forms of sanctions that may materially and adversely affect Sorghum Group’s business, results of operations and financial condition.

Sorghum Group cannot assure you that relevant PRC government agencies, including the CSRC, would reach the same conclusion as Sorghum Group’s PRC counsel, and hence Sorghum Group may face regulatory actions or other sanctions from the CSRC or other PRC regulatory agencies. These regulatory agencies may impose fines and penalties on Sorghum Group’s operations in China, limit Sorghum Group’s operating privileges in China, delay or restrict the repatriation of the proceeds from investments by future public investors into China or take other actions that could have a material adverse effect on Sorghum Group’s business, financial condition, results of operations and prospects. In addition, if the CSRC or other regulatory agencies later promulgate new rules or explanations requiring that Sorghum Group obtain their approvals for this transaction, Sorghum Group may be unable to obtain a waiver of such approval requirements. Any uncertainties and/or negative publicity regarding such approval requirement could have a material adverse effect on Sorghum Group’s results of operations.

The future development of money laundering and anti-terrorism regulations in the PRC may increase Sorghum Group’s obligations to supervise and report transactions between borrowers and investors on its platforms, thereby increasing Sorghum Group’s costs and exposure to the risk of criminal or administrative sanctions.

PRC laws and regulations relating to money laundering and anti-terrorism have undergone considerable development over recent years. The Guidelines and the Interim Measures require us to take effective measures to verify customer identities, monitor and report suspicious transactions and keep client information and transaction records safe. Sorghum Group is also required to assist in investigations by judicial authorities and the public security bureau. Sorghum Group currently relies primarily on the depository bank and third-party payment companies transferring funds on Sorghum Group’s platforms to carry out anti-money laundering due diligence of Sorghum Group’s customers. Current PRC laws stipulate specific obligations and steps that the banks and third-party payment companies should follow for anti-money laundering due diligence. While the Guidelines and the Interim Measures do not stipulate explicit standards for Sorghum Group’s anti-money laundering obligations, any new requirement under money laundering laws to supervise and report transactions with Sorghum Group’s customers could have the effect of increasing Sorghum Group’s costs, and may expose it to potential criminal or administrative sanctions if Sorghum Group fails to comply.

In January 2016, the Standing Committee of the National People’s Congress announced the Anti-Terrorism Law of the People’s Republic of China, or the Anti-Terrorism Law. According to this law, telecommunications operators and Internet service providers shall implement supervision systems for network security and information content as well as technical safety precautions in accordance with the relevant laws and administrative regulations to prevent the dissemination of information involving terrorism and extremism. If such information is found, the corresponding data transmission will be immediately stopped, relevant records will be saved, relevant information will be deleted and a report shall be made to the public security organizations or related departments. Furthermore, telecommunications, Internet, finance, accommodations, long-distance passenger transportation and motor vehicle leasing business operators and service providers shall check the identities of their customers. No services are permitted to be provided to unidentified customers or those who refuse to comply with identification checks. While Sorghum Group believes that Sorghum Group is in compliance with the Anti-Terrorism Law, to the extent that Sorghum Group’s operations are not in compliance, Sorghum Group may be exposed to potential criminal or administrative sanctions.

Sorghum Group may be subject to penalties under relevant PRC laws and regulations due to failure to make full social security and housing fund contributions for some of Sorghum Group’s employees.

In the past, contributions by some of Sorghum Group’s PRC subsidiaries for some of their employees to the social security and housing funds may not have been in compliance with relevant PRC regulations. Pursuant to the Regulation on the Administration of Housing Accumulation Funds, as amended in 2002, the relevant housing fund authority may order an enterprise to pay outstanding contributions within a prescribed time limit. Pursuant to the PRC Social Insurance Law promulgated in 2010, the social security authority may order an enterprise to pay the outstanding contributions within a prescribed time limit, and may impose penalties if there is a failure to do so. Although Sorghum Group has made what Sorghum Group believes to be sufficient accruals to address these risks, some of Sorghum Group’s PRC subsidiaries may be required to pay outstanding contributions and penalties to the extent they did not make full contributions to the social security and housing funds.

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THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

The Special Meeting will be held at 10:00 a.m., local time, on August _ ___, 2017, at the offices of Hunter Taubman Fischer & Li, LLC, 1450 Broadway, 26th Floor, New York, NY 10018, to consider and vote upon the Reverse Split Proposal, the Capital Increase Proposal, the Name Change Proposal, the Election of Directors Proposal, the Acquisition Proposal and/or, if necessary, the Adjournment Proposal to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, CCCR is not authorized to consummate the Reverse Split, the Capital Increase, the Name Change and/or Acquisition.

Purpose of the Special Meeting

At the Special Meeting, CCCR is asking its stockholders as of the record date of ______, 2017 (the “Record Date”) to consider and vote upon:

(1)       a proposal to effect a reverse split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten and then a forward stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten immediately following the reverse split at any time prior to ____, 2017, with the exact ratio to be set at a whole number within this range as determined by our board of directors in its sole discretion— we refer to this proposal as the “Reverse Split Proposal”;

(2)       a proposal to adopt an amendment to the Company’s Certificate of Incorporation to increase the number of shares of common stock that the Company has authority to issue from 100,000,000 to 1,000,000,000 and the number of shares of preferred stock that the Company has authority to issue from 10,000,000 to 100,000,000; and consequently, to increase the total number of shares of all classes of capital stock that the Company has authority to issue from 110,000,000 to 1,100,000,000 — we refer to this proposal as the “Capital Increase Proposal”;

(3)       a proposal to change the Company’s corporate name to “Wheat Financial Services Group”— we refer to this proposal as the “Name Change Proposal”;

(4)       a proposal to adopt the Exchange Agreement and to approve the transactions contemplated by such agreement — we refer to this proposal as the “Acquisition Proposal”;

(5)      a proposal to elect Long Yi, Darong Huang, Boling Liu, Weiliang Jie and Teck Chuan Yeo (the “Director Nominees”) to serve on the Company’s Board for a term of one year (“Election of Directors Proposal”); and

(6)       a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, CCCR is not authorized to consummate the transactions contemplated by the Reverse Split Proposal, the Name Change Proposal and Acquisition Proposal — we refer to this proposal as the “Adjournment Proposal.”

Record Date; Shares Entitled to Vote; Quorum

Stockholders will be entitled to vote or direct votes to be cast at the Special Meeting if they owned shares of CCCR common stock on the Record Date. Stockholders will have one vote for each share of CCCR common stock owned at the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. On the Record Date, there were ___________ shares of CCCR common stock outstanding.

A quorum of CCCR stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the outstanding shares entitled to vote at the meeting are represented in person or by proxy. Abstentions and broker non-votes will count as present for the purposes of establishing a quorum.

Vote Required; Abstentions and Broker Non-Votes

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the Reverse Split Proposal. The affirmative vote of the holders of a majority of votes cast by our shareholders that are present in person or by proxy at our special meeting is required to approve the Acquisition Proposal and Election of Directors Proposal. Approval of the Adjournment Proposal whether or not a quorum is present, requires the affirmative vote of a majority of the votes cast by our shareholders entitled to vote.

Although the Name Change and Capital Increase Proposals in themselves do not require stockholder vote, the Charter Amendment which includes the reverse split will require approval of majority of the outstanding shares of our common stock.

Abstentions and broker non-votes will have the same effect as a vote “against” the Acquisition Proposal, the Reverse Split Proposal, the Capital Increase Proposal, the Name Change Proposal and the Adjournment Proposal, if presented.

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Shares Held by CCCR’s Directors and Executive Officers

As of the Record Date, the directors and executive officers of CCCR as a group owned and were entitled to vote _____ shares of the common stock of the Company, representing approximately [     ] % of the outstanding shares of CCCR common stock on that date. CCCR expects that its directors and executive officers will vote their shares in favor of the Capital Increase Proposal, the Election of Directors Proposal, the Reverse Split Proposal, the Name Change Proposal, and the Acquisition Proposal, but none of the Company’s directors or executive officers has entered into any agreement obligating any of them to do so.

Voting of Proxies

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you may cause your shares to be voted by returning a signed proxy card, or you may vote in person at the special meeting. Additionally, you may submit electronically over the Internet or by phone a proxy authorizing the voting of your shares by following the instructions on your proxy card. You must have the enclosed proxy card available, and follow the instructions on the proxy card, in order to submit a proxy electronically over the Internet or by telephone. Based on your proxy cards or Internet and telephone proxies, the proxy holders will vote your shares according to your directions.

If you plan to attend the Special Meeting and wish to vote in person, you will be given a ballot at the meeting. If your shares are registered in your name, you are encouraged to vote by proxy even if you plan to attend the Special Meeting in person. If you attend the Special Meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

Voting instructions are included on your proxy card. All shares represented by properly executed proxies received in time for the Special Meeting will be voted at the Special Meeting in accordance with the instructions of the stockholder. Properly executed proxies that do not contain voting instructions will be voted “FOR” approval of the Reverse Split Proposal, “FOR” approval of the Capital Increase Proposal, “FOR” approval of the Name Change Proposal, “FOR” approval of the Acquisition Proposal, “FOR” the election to the Board of all of the nominees described in the Election of Directors Proposal, and “FOR” the Adjournment Proposal, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to approve the Exchange Agreement at the time of the Special Meeting.

If your shares are held in “street name” through a broker, bank or other nominee, you may vote through your broker, bank or other nominee by completing and returning the voting form provided by your broker, bank or other nominee, or by the Internet or telephone through your broker, bank or other nominee if such a service is provided. To vote via the Internet or telephone through your broker, bank or other nominee, you should follow the instructions on the voting form provided by your broker, bank or other nominee. If you do not return your bank’s, broker’s or other nominee’s voting form, do not vote via the Internet or telephone through your broker, bank or other nominee, if possible, or do not attend the special meeting and vote in person with a proxy from your broker, bank or other nominee, it will have the same effect as if you voted “AGAINST” the Reverse Split Proposal, the Capital Increase Proposal, the Acquisition Proposal, the Name Change Proposal, and the Adjournment Proposal, if presented. Abstentions and broker non-votes will have no direct effect on the outcome of the Election of Directors Proposal.

Revocability of Proxies

If you are a stockholder of record, you may change your vote or revoke your proxy at any time before it is voted at the Special Meeting by:

●	Submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy;

●	Signing another proxy card with a later date and returning it to us prior to the Special Meeting; or

●	Attending the Special Meeting and voting in person.

Please note that to be effective, your new proxy card, internet or telephonic voting instructions or written notice of revocation must be received by us prior to the Special Meeting and, in the case of internet or telephonic voting instructions, must be received before 11:59 p.m. Eastern time on ____, 2017. If you have submitted a proxy, your appearance at the Special Meeting, in the absence of voting in person or submitting an additional proxy or revocation, will not have the effect of revoking your prior proxy.

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If you hold your shares of common stock in “street name,” you should contact your bank, broker or other nominee for instructions regarding how to change your vote. You may also vote in person at the special meeting if you obtain a valid “legal” proxy from your bank, broker or other nominee. Any adjournment, recess or postponement of the Special Meeting for the purpose of soliciting additional proxies will allow CCCR stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned, recessed or postponed.

Board of Directors’ Recommendation

After careful consideration, the Company’s board of directors has determined that the Reverse Split Proposal, the Capital Increase Proposal, the Acquisition Proposal, the Name Change Proposal, Election of Directors Proposal, and the Adjournment Proposal are fair to, and in the best interest of, the Company and its stockholders. They unanimously recommend that you vote or give instruction to vote:

●	“FOR” the Reverse Split Proposal;

●	“FOR” the Capital Increase Proposal;

●	“FOR” the Name Change Proposal;

●	“FOR” the election to the Board of all of the nominees described in the Election of Directors Proposal;

●	“FOR” the Acquisition Proposal; and

●	“FOR” the Adjournment Proposal, if presented.

The Acquisition, the Name Change, the Reverse Split, the Capital Increase, and the Election of Directors proposals are conditioned upon the adoption of each other.

Solicitation of Proxies

The expense of soliciting proxies in the enclosed form will be borne by CCCR. Proxies may also be solicited by some of our directors, officers and employees, personally or by telephone, facsimile, email or other means of communication. No additional compensation will be paid for such services.

Anticipated Date of Completion of the Acquisition

Assuming timely satisfaction of necessary closing conditions, including the approval by our stockholders of the proposal to approve the Exchange Agreement, we anticipate that the Reverse Split, the Capital Increase, the Name Change, and the Acquisition will be consummated in the fourth calendar quarter of 2017.

Other Matters

At this time, we know of no other matters to be submitted at the Special Meeting.

House holding of Special Meeting Materials

Unless we have received contrary instructions, we may send a single copy of this proxy statement and notice to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. Each stockholder in the household will continue to receive a separate proxy card. This process, known as “house holding”, reduces the volume of duplicate information received at your household and helps to reduce our expenses.

Who Can Answer Your Questions About Voting Your Shares?

If you are a stockholder and have any questions about how to vote or direct a vote in respect of your shares of CCCR common stock, you may call Long Yi at 86-0512 6396-0022.

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THE ACQUISITION

Parties Involved in the Acquisition

China Commercial Credit, Inc.

We are a holding company that was incorporated under the laws of the State of Delaware on December 19, 2011.

We are a financial services firm operating in China. Our mission is to fill the significant void in the market place by offering lending, financial guarantee and financial leasing products and services to a target market which has been significantly under-served by the traditional Chinese financial community. Our current operations consist of providing direct loans, loan guarantees and financial leasing services to small-to-medium sized businesses (“SMEs”), farmers and individuals in the city of Wujiang, Jiangsu Province. Our loan and loan guarantee business is conducted through our indirect wholly-owned subsidiary, Wujiang Luxiang Information Technology Consulting Co. Ltd., a limited liability company formed under the laws of the PRC on September 26, 2012, which we control through our subsidiaries and certain contractual arrangements.

Sorghum

Sorghum is a holding company that was incorporated as a British Virgin Islands company limited by shares under the BVI Business Companies Act, 2004, on March 14, 2017. Sorghum does not have any substantive operations and conducts its business through its wholly-owned subsidiaries and certain contractual arrangements with Wheat and its wholly-owned subsidiaries in China and the U.S. Sorghum and its wholly-owned subsidiaries and its consolidated affiliates are collectively referred to as Sorghum Group.

Sorghum Group is a digital online intermediary connecting investors and borrowers for the provision of peer-to-peer lending facilitation services to individuals and small business owners in China.

The Exchange Agreement

The subsections that follow this subsection describe the material provisions of the Exchange Agreement, but do not purport to describe all of the terms of the Exchange Agreement. The following summary is qualified in its entirety by reference to the complete text of the Exchange Agreement, a copy of which is attached as Annex A hereto, which is incorporated herein by reference. Shareholders and other interested parties are urged to read the Exchange Agreement carefully and in its entirety (and, if appropriate, with the advice of financial and legal counsel) because it is the primary legal document that governs the Acquisition.

The Exchange Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Exchange Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Exchange Agreement. The representations, warranties and covenants in the Exchange Agreement are also modified in important part by the disclosure schedules and annexes attached thereto which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders. The disclosure schedules were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the disclosure schedules contain information that is material to an investment decision.

General Description of the Exchange Agreement

On August 9, 2017, we entered into the Exchange Agreement with Sorghum and the Sellers, pursuant to which, among other things and subject to the terms and conditions contained therein, we will acquire all of the outstanding issued shares and other equity interests in Sorghum from certain shareholders of Sorghum.

Pursuant to the Exchange Agreement, in exchange for all of the outstanding shares of Sorghum, we will issue 152,586,795 shares of our common stock (the “Exchange Shares”) to the Sellers. The Exchange Shares will be allocated among the Sellers pro-rata based on each Seller’s ownership of Sorghum prior to the closing.

Post-Acquisition Ownership of Sorghum and CCCR

Immediately after the Acquisition, CCCR will own 100% of Sorghum. The Sellers will own approximately 88 % of CCCR and existing CCCR shareholders will own approximately 12% of the Company.

The above ownership percentages with respect to CCCR following the Acquisition do not take into account any potential new issuances of the Company’s securities.

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Closing of the Acquisition

The closing of the Acquisition is expected to take place on the third business day following the day on which the last of the conditions of the closing (described under the subsection entitled “— Conditions to Closing of the Acquisition”) have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the closing, but subject to the fulfillment or waiver of those conditions) or such other date as may be mutually agreed to by us and Sorghum. Assuming timely satisfaction of the necessary closing conditions, we currently expect the closing to occur promptly after the special meeting of our shareholders is concluded.

Conditions to Closing of the Acquisition

The obligation of the parties to complete the Acquisition is subject to the fulfillment or written waiver of certain closing conditions, including but not limited to:

●	the approval of the Exchange Agreement and the transactions contemplated thereby (including the Acquisition) by a majority of votes cast by our shareholders that are present in person or by proxy at our special meeting;

●	the receipt of any other required governmental and regulatory approvals and consents;

●	the receipt of any other required third person approvals in order to consummate the Acquisition;

●	there is no applicable law or order in effect which makes illegal or prevents or prohibits the transactions contemplated by the Exchange Agreement, and there is no pending third party non-Affiliate legal proceeding to enjoin or otherwise restrict the closing; No pending action shall have been brought by third parties to enjoin or otherwise restrict the consummation of the closing; and

●	the appointment of person designated by Sorghum prior to the closing to our board of directors immediately after the closing.

In addition, unless waived by the Sorghum, the obligations of Sorghum and the Sellers to consummate the Acquisition are subject to the fulfillment or written waiver of certain closing conditions, including:

●	the accuracy of our representations and warranties (subject in certain cases to certain materiality, knowledge and other qualifications) in the Exchange Agreement or any certificated delivered by us on or as of the date of the Exchange Agreement or on or prior to the closing date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date) and (ii) any failures to be true and correct that do not materially and adversely affect our ability to consummate the Acquisition;

●	we shall have performed in all material respects all of our obligations and complied in all material respects with all of our agreements and covenants under the Exchange Agreement to be performed or complied with by us on or prior to the closing date;

●	no fact, event, occurrence, change or effect shall have occurred with respect to us (including our subsidiaries) since the signing date of the Exchange Agreement that would materially adversely affect our business or our ability to consummate the Acquisition;

●	delivery by us of certain other closing deliveries, including:

-	a certificate from our executive officer, dating the closing date, certifying the satisfaction of the three conditions aforementioned;

-	a certificate from our secretary certifying as to certain corporate matters; and

-	good standing certificates for us and our subsidiaries, to the extent applicable, from the relevant jurisdictions of organization;

-	an opinion from our legal counsel in form and substance satisfactory to the Sellers;

-	an amended and restated certificate of incorporation reflecting the ownership of the newly issued shares to the Sellers;

-	board resolutions approving the issuance of shares to the Sellers at closing, and the appointment of certain directors;

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●	effectiveness of certain ancillary documents, including:

-	the entrance by the applicable parties into the Lock-Up Agreement or the Non-Competition and Non-Solicitation Agreement; and

-	the Sellers shall have received written resignations, effective as of the closing, of each of our directors and officers as requested by the Sellers prior to the closing.

●	Immediately prior to the closing, the newly issued shares shall meet the initial listing requirements to be listed on NASDAQ, there shall be no actions pending or threatened against us with respect to any intention by any third party to suspend, prohibit or terminate the quoting of the newly issued shares on NASDAQ, such shares have no deficiencies, whether or not disclosed and are in compliance with the listing and corporate governance rules of NASDAQ.

In addition, unless waived by us, our obligation to consummate the Acquisition is subject to the fulfillment of certain closing conditions, including:

●	the accuracy of the representations and warranties of Sorghum and the Sellers (subject in certain cases to certain materiality, knowledge and other qualifications) in the Exchange Agreement or any certificated delivered by them on or as of the date of the Exchange Agreement or on or prior to the closing date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date) and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or material adverse effect), individually or in the aggregate, have not had and would not reasonably be expected to have a material adverse effect on, or with respect to, Sorghum and any of its direct and indirect subsidiaries or adversely affects the Sorghum’s or Sellers’ ability to consummate the transactions contemplated hereby.

●	Sorghum and the Sellers shall have performed in all material respects all of their obligations and complied in all material respects with all of such parties’ agreements and covenants under the Exchange Agreement to be performed or complied with by such parties on or prior to the closing date;

●	no fact, event, occurrence, change or effect shall have occurred with respect to Sorghum or any of its subsidiaries since the date of the Exchange Agreement since the signing date of the Exchange Agreement that would materially adversely affect Sorghum’s or any of its’ Subsidiaries’ business or its ability to consummate the Acquisition;

●	receipt by us of certain other closing deliveries, including:

-	a certificate from Sorghum’s executive officer, dating the closing date, certifying the satisfaction of the three conditions aforementioned;

-	a certificate from each of the Sellers, dating the closing date, certifying the satisfaction of the three conditions aforementioned;

●	delivery by Sorghum and the Sellers of certain other closing deliveries, including:

-	a certificate from Sorghum’s secretary certifying as to certain corporate matters;

-	good standing certificates for Sorghum and its subsidiaries, to the extent applicable, from their jurisdiction of organization and any other jurisdiction where they are qualified to do business as a foreign entity;

-	a certified copy of Sorghum’s charter from the British Virgin Islands;

-	employment agreements with certain key personnel of Sorghum’s operating subsidiary; and

-	a legal opinion from Sorghum’s counsel;

-	share certificates and transfer instruments for Sorghum shares purchased by us in the Acquisition; and

-	Board resolutions duly executed Sorghum

-	a conflict of interest policy for Sorghum

-	certain ancillary documents.

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We cannot provide assurance as to when or if all of the closing conditions will be satisfied or waived by the appropriate party. As of the date of this proxy statement, we have no reason to believe that any of these conditions will not be satisfied.

Representations and Warranties

The Exchange Agreement contains a number of representations and warranties made by us, on the one hand, and Sorghum and the Sellers on the other hand, made solely for the benefit of the other, which in certain cases are subject to specified exceptions and qualifications contained in the Exchange Agreement or in information provided pursuant to certain disclosure schedules to the Exchange Agreement. The representations and warranties are customary for transactions similar to the Acquisition.

In the Exchange Agreement, Sorghum made certain customary representations and warranties to us. These representations and warranties, among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Exchange Agreement and other ancillary agreements; (3) capitalization; (4) subsidiaries; (5) governmental approvals; (6) non-contravention; (7) financial statements; (8) absence of certain changes; (9) compliance with laws; (10) permits and licenses; (11) litigation; (12) material contracts; (13) intellectual property; (14) taxes and tax returns; (15) real property; (16) personal property; (17) title to and sufficiency of assets; (18) employee matters; (19) benefit plans; (20) environmental matters; (21) transactions with related persons; (22) insurance; (23) top customers and suppliers; (24) books and records; (25) accounts receivable; (26) certain business practices; (27) Investment Company Act of 1940; (28) finders and investment bankers; (29) independent investigation; (30) information supplied; and (31) disclosure. Each of the Sellers also made certain customary representations and warranties to us on a several and joint basis, including representations and warranties related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Exchange Agreement and other ancillary agreements; (3) ownership of Sorghum shares to be purchased by us; (4) governmental approvals; (5) non-contravention; (6) litigation; (7) investment representations; (8) finders and investment bankers; (9) independent investigation; (10) information supplied; and (11) disclosure.

In the Exchange Agreement, we made certain customary representations and warranties to Sorghum. These representations and warranties, among others, related to the following: (1) corporate matters, including due organization, existence and good standing; (2) authority and binding effect relative to execution and delivery of the Exchange Agreement and other ancillary agreements; (3) governmental approvals; (4) non-contravention; (5) capitalization; (6) SEC filings and financial statements; (7) absence of certain changes; (8) compliance with laws; (9) actions, orders and permits; (10) taxes and returns; (11) properties; (12) material contracts; (13) transactions with related persons; (14) Investment Company Act of 1940; (15) finders, brokers and investment bankers; (16) ownership of the Exchange Shares; (17) certain business practices; (18) insurance; and (19) independent investigation.

Certain of the representations and warranties are qualified by knowledge and/or materiality or material adverse effect. For the purposes of the Exchange Agreement, material adverse effect means, with respect to any specified person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, liabilities, results of operations, prospects or condition (financial or otherwise) of such person and its subsidiaries, taken as a whole, or (b) the ability of such person or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Exchange Agreement or any of the ancillary documents. However, it excludes any changes or effects directly or indirectly attributable to, resulting from, relating to or arising out of the following: (i) general changes in the financial or securities markets or general economic or political conditions in the country or region in which such person or any of its subsidiaries do business; (ii) changes, conditions or effects that generally affect the industries in which such person or any of its subsidiaries principally operate; (iii) changes in U.S. generally accepting accounting principles or mandatory changes in the regulatory accounting requirements applicable to any industry in which such person and its subsidiaries principally operate; (iv) conditions caused by acts of god, terrorism, war (whether or not declared) or natural disaster; and (v) any failure in and of itself by such person and its subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (except that the underlying cause of any such failure may be considered in determining whether a material adverse effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein); provided that any event, occurrence, fact, condition, or change referred to in clauses (i) – (iv) above shall be taken into account in determining whether a material adverse effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on such person or any of its subsidiaries compared to other participants in the industries in which such person or any of its subsidiaries primarily conducts its businesses.

Termination

The Exchange Agreement may be terminated prior to the closing by:

●	the mutual written consent of Sorghum and us;

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●	written notice by either Sorghum or us if the closing has not occurred by the six-month anniversary of the date of the Exchange Agreement, which date is also referred to herein as the outside date, so long as no breach of the Exchange Agreement by such terminating party or its affiliates (or, with respect to Sorghum, the Sellers) caused the closing not to have occurred by such date;

●	written notice by either us or Sorghum if any governmental authority of competent jurisdiction has issued a final and non-appealable order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Exchange Agreement, so long as no breach of the Exchange Agreement by such terminating party or its affiliates (or, with respect to Sorghum, the Sellers) was a substantial cause of, or substantially resulted in, such action by such governmental authority;

●	written notice by Sorghum for a breach of our representations, warranties, covenants or agreements in the Exchange Agreement which would result in the related closing condition not being met and such breach is incapable of cure or is not cured within the earlier of 20 days after notice of such breach or the outside date;

●	written notice by us for a breach of Sorghum’s or the Sellers’s representations, warranties, covenants or agreements in the Exchange Agreement which would result in the related closing condition not being met and such breach is incapable of cure or is not cured within the earlier of 20 days after notice of such breach or the outside date;

●	written notice by us if there shall have been a material adverse effect on Sorghum or its subsidiaries which is uncured and continuing for 30 days after notice of such material adverse effect or the outside date;

●	written notice by Sorghum if there shall have been a material adverse effect on us or our subsidiaries which is uncured and continuing for 30 days after notice of such material adverse effect or the outside date; or

●	written notice by us if the requisite shareholder vote in favor of the Exchange Agreement and the Acquisition is not obtained at our special meeting.

If the Exchange Agreement is terminated, all further obligations of the parties under the Exchange Agreement will terminate and will be of no further force and effect and no party will have any further liability thereunder to any other party, except that certain obligations related to public announcements, confidential information, fees and expenses, and termination fees and general provisions will continue in effect, and no party shall be relieved of liability for any fraud claims or breach of the Exchange Agreement prior to such termination.

Fees and Expenses

In the event that we terminate the Exchange Agreement for breach by Sorghum or a material adverse effect on Sorghum or its subsidiaries which is uncured and continuing or for the failure to obtain the requisite shareholder vote in favor of the Exchange Agreement and the Acquisition at our special meeting, Sorghum will be required to pay us as liquidated damages a termination fee equal to the transaction expenses incurred by or on behalf of us or any of our affiliates in connection with the Exchange Agreement or the transactions contemplated hereby. In the event Sorghum terminates the Exchange Agreement for breach by us or a material adverse effect on us or our subsidiaries which is uncured and continuing, we will be required to pay Sorghum as liquidated damages a termination fee equal to the transaction expenses incurred by or on behalf of Sorghum or any of its affiliates in connection with the Exchange Agreement or the transactions contemplated hereby.

Other than the termination fee described above, each party will bear its own expenses in connection with the Exchange Agreement and the transactions contemplated thereby.

Amendment or Waiver of the Exchange Agreement

The Exchange Agreement may be amended, supplemented or modified by written agreement of Sorghum and us. If permitted under applicable law, we and Sorghum may waive any inaccuracies in the representations and warranties made to such party contained in the Exchange Agreement and waive compliance with any agreements or conditions for the benefit of such party contained in the Exchange Agreement.

Efforts to Obtain Shareholder Approval and Consummate the Acquisition; Regulatory Matters

Unless the Exchange Agreements terminated in accordance with its terms, we have agreed to call a special meeting of our shareholders, for the purpose of such shareholders considering and voting on the approval and adoption of the Exchange Agreement and the Acquisition and the other transactions contemplated thereby, including, if required, the amendment and restatement of our charter, the appointment of directors and committee members in accordance with the requirements of the Exchange Agreement and any other matters required to be voted upon by such shareholders in connection with the transactions contemplated in the Exchange Agreement. Our board of directors has approved the Exchange Agreement and the Acquisition and directed that the Exchange Agreement and the Acquisition be submitted to our shareholders for their consideration.

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Moreover, each party to the Exchange Agreement has agreed to execute and deliver such documents and take such further actions as may be reasonably necessary or desirable to carry out the provisions of the Exchange Agreement and the transactions contemplated thereby, including the Acquisition. Upon the terms and subject to the conditions of the Exchange Agreement, each of the parties to the Exchange Agreement will use all commercially reasonable efforts under the circumstances to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective the transactions contemplated by the Exchange Agreement(including the Acquisition), as soon as reasonably practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings.

The parties are also required to, as soon as reasonably practicable, cooperate and use their commercially reasonable efforts to prepare and file with governmental authorities which requests for approval of, and have such governmental authorities approve, the transactions contemplated by the Exchange Agreement. Each party also agreed to use its commercially reasonable efforts to obtain any required consents of third parties for the transactions contemplated by the Exchange Agreement. However, in no event will a party be required to agree to any term, condition or modification with respect to obtaining any governmental authority or third-party consent in connection with the transactions contemplated by the Exchange Agreement that would, or would be reasonably likely to, result in a material adverse effect to such party or its affiliates or require such party to cease, sell or otherwise dispose of, or hold separate, any material assets or businesses.

We cannot assure you that any of the approvals of governmental authorities or other third parties described above will be obtained, and, if obtained, we cannot assure you as to the date of such approvals or the absence of any litigation challenging any such approvals. We are not aware of, and Sorghum and the Sellers have not identified to us, any material governmental authority or third-party approvals or actions that are required for completion of the Acquisition, except for the approval of NASDAQ for listing of additional shares. It is presently contemplated that [if any such additional approvals or actions are required,] those approvals or actions will be sought, but there can be no assurance that any additional approvals or actions will be obtained.

Other Covenants of the Parties

Sorghum covenanted to us that during the period from the date of the Exchange Agreement until the earlier of the closing or termination of the Exchange Agreement, it will and will cause its subsidiaries to conduct their respective businesses in the ordinary course of business consistent with past practice, to comply with all applicable laws and to preserve their respective organizational documents, securities, businesses, personnel and assets, all consistent with past practice. We similarly covenanted to Sorghum to do the same. We also agreed to keep current and timely file all of our public filings and comply in all material respects with applicable securities laws and to use our commercially reasonable efforts to maintain the list of our securities on NASDAQ, and Sorghum agreed to provide us with periodic financial statements until the closing, and to not trade our securities while they are in possession of material nonpublic information.

The Exchange Agreement also contains customary mutual covenants relating to the preparation of a proxy statement, the granting of access to information, public announcements with respect to the transactions contemplated by the Exchange Agreement, confidentiality, notification of breaches and other certain events, exclusivity with respect to the transactions contemplated by the Exchange Agreement (and with respect to any alternative transactions), litigation support, the retention of books and records, supplemental disclosure schedule, and purchaser policies. The Sellers also agreed that after the closing they would cause CCCR to engage its auditor to complete an attestation pursuant to Section 404(b) of SOX and Item 308(b) of Regulation S-K no later than December 31, 2017 or such earlier date as is required by SEC rules or other applicable law, with such report to be included in the combined company’s applicable annual report.

Board of Directors and Management Following the Acquisition

Immediately following the closing of the Acquisition, the current chief executive officer and Chairman of CCCR shall resign and the chief executive officer of Sorghum shall become the chief executive officer and chairman of CCCR. See section entitled “Post-Closing Board of Directors and Executive Officers.”

Survival

The representations and warranties made by Sorghum and the Sellers in the Exchange Agreement generally survive for a period of one year after the closing, with certain representations relating to taxes, benefit plans, environmental matters and information supplied surviving until 60 days after the expiration of the applicable statute of limitations and certain fundamental representations relating to due organization and good standing, authorization and binding agreement, capitalization, subsidiaries, finders and investment bankers and independent investigation surviving indefinitely. Fraud claims against Sorghum or the Sellers survive indefinitely. The covenants, obligations and agreements of Sorghum and the Sellers survive until fully performed. Our representations and warranties, as well as our covenants and agreements to be performed prior to the closing, generally survive for a period of eighteen months after the closing, with the representation relating to Taxes surviving until 60 days after the expiration of the relevant statute of limitations. Our covenants and agreements to be performed after the closing survive until fully performed.

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Governing Law and Dispute Resolution

The Exchange Agreement is governed by New York law. Any disputes under the Exchange Agreement, other than claims for injunctive or equitable relief (including specific performance to strictly enforce the terms of the Exchange Agreement), will be subject to arbitration by the American Arbitration Association to be held in Manhattan, New York. Any claims that are brought before a court will be subject to exclusive jurisdiction of the state and federal courts in New York, New York (and appeals courts), and each party waived its rights to a jury trial in connection therewith. The parties are entitled to an injunction, specific performance and other equitable relief to prevent breaches of the Exchange Agreement in addition to any other remedy to which they are entitled at law or in equity.

Related Agreements

This section describes the material provisions of certain additional agreements to be entered into pursuant to the Exchange Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements.

Lock-Up Agreements

At the closing of the Acquisition, the Company will enter into a Lock-Up Agreement with the Sellers with respect to the Exchange Shares received by the Sellers in the Acquisition. In such Lock-Up Agreement, each Seller will agree, subject to certain exceptions set forth therein, that such Seller will not, from the closing of the Acquisition until the six-month or first anniversary of the closing, as the case may be (or if earlier, the date on which the Company consummates a liquidation, merger, share exchange or other similar transaction with an unaffiliated third party that results in all of the Company’s shareholders having the right to exchange either equity holdings in us for cash, securities or other property) (the “Lock-up Period’), (i) lend, offer, pledge, hypothecate, encumber, donate, assign, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Exchange Shares, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Exchange Shares or (iii) publicly disclose the intention to do any of the foregoing, whether any such transaction described in clauses (i), (ii), or (iii) above is to be settled by delivery of Exchange Shares or other securities, in cash or otherwise. Each Seller will be allowed to transfer any of its Exchange Shares by gift, will or intestate succession or to any affiliate, shareholder, members, party or trust beneficiary, provided in each such case that the transferee thereof agrees to be bound by the restrictions set forth in the Lock-up Agreement. Additionally, each Seller will be allowed to pledge its Exchange Shares to an unaffiliated third party as a guarantee to secure loans made by such third party to the post-closing company or any of its consolidated subsidiaries.

Non-Competition and Non-Solicitation Agreements

At the closing of the Acquisition, each Seller and individuals associated with such Sellers that are involved in the management of Sorghum (together with such Seller, referred to as the “Subject Parties”) will enter into a Non-Competition and Non-Solicitation Agreement in favor of us and Sorghum and our respective successors, affiliates and subsidiaries (referred to as the “Covered Parties”), relating to the post-Acquisition company’s business. Under the Non-Competition and Non-Solicitation Agreements, for a period from the closing to two years after the closing, each Subject Party and its affiliates will not, without our prior written consent, anywhere in the Peoples’ Republic of China directly or indirectly engage in (or own, manage, finance or control, or become engaged or serve as an officer, director, employee, member, partner, agent, consultant, advisor or representative of, an entity that engages in) the business of directly or indirectly providing online leading intermediary facilitation services in the Peoples’ Republic of China (the “Business”), other than through the Covered Parties. However, the Subject Parties and their respective affiliates will be permitted under the Non-Competition and Non-Solicitation Agreements to own passive portfolio company investments in a competitor, so long as the Subject Parties and their affiliates and their respective shareholders, directors, officer, managers and employees who were involved with the business of Sorghum and its subsidiaries are not involved in the management or control of such competitor. Additionally, family members and associates of Subject Parties will be permitted to continue their existing activities as specified in the agreement, even if competitive, as long as the Subject Parties are not involved in the management or control of such competitor. The Subject Parties also will agree during such restricted period to not, without our prior written consent, (i) solicit or hire the Covered Parties’ employees, consultants or independent contractors as of the closing (or during the year prior to the closing) or otherwise interfere with the Covered Parties’ relationships with such persons, (ii) solicit or divert the Covered Parties’ customers as of the closing (or during the year prior to the closing) relating to Sorghum’s business or otherwise interfere with the Covered Parties’ contractual relationships with such persons, or (iii) interfere with or disrupt any Covered Parties’ vendors, suppliers, distributors, agents or other service providers for a purpose competitive with a Covered Party as it relates to the Business. The Subject Parties will also agree in each Non-Competition and Non-Solicitation Agreement to not disparage the Covered Parties and to keep confidential and not use the confidential information of the Covered Parties.

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Effect of the Acquisition

Pursuant to the Exchange Agreement, in exchange for all of the outstanding shares of Sorghum, we will issue 152,586,795 shares of common stock (the “Exchange Shares”) to the Sellers. The Exchange Shares will be allocated among the Sellers pro-rata based on each Seller’s ownership of Sorghum prior to the closing.

Effect if the Acquisition is Not Completed

If the Acquisition is not approved by CCCR stockholders or if the Acquisition is not completed for any other reason, CCCR stockholders will not receive any payment or other compensation for their shares of common stock. Instead, CCCR will remain an independent public company, its common stock will continue to be listed and traded on NASDAQ (assuming the Company can meet all of NASDAQ’s continued listing standards) and registered under the Exchange Act and CCCR will continue to file periodic reports with the SEC. In addition, if the Acquisition is not completed, CCCR expects that management will operate the business in a manner similar to that in which it is being operated today and that CCCR’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the highly competitive industry in which CCCR operates and adverse economic conditions.

Furthermore, if the Acquisition is not completed, and depending on the circumstances that would have caused the Acquisition not to be completed, the price of CCCR’s common stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of CCCR’s common stock would return to the price at which it trades as of the date of this proxy statement.

Accordingly, if the Acquisition is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of CCCR’s common stock. If the Acquisition is not completed, CCCR’s board of directors will continue to evaluate and review the Company’s business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance stockholder value. If the Exchange Agreement is not approved by CCCR’s stockholders or if the Acquisition is not completed for any other reason, there can be no assurance that any other transaction acceptable to CCCR will be offered or that CCCR’s business, prospects or results of operation will not be adversely impacted.

In addition, under specified circumstances, CCCR may be required to reimburse Sorghum’s expenses or pay Sorghum a termination fee, upon the termination of the Exchange Agreement, as described under “Fees and Expenses” beginning on page 14.

Reasons for the Acquisition

In evaluating the Acquisition and recommending that CCCR’s stockholders vote in favor of approval of the Acquisition, CCCR’s board of directors, in consultation with CCCR’s senior management, outside legal counsel and financial advisor, considered numerous positive factors relating to the Exchange Agreement, the Acquisition and the other transactions contemplated thereby including the following material factors:

●	Challenges facing CCCR’s current micro lending business, including the significant accumulated deficit, operating loss and negative operating cash flow due to the downward micro lending market in Jiangsu province;

●	The persistent revenue decline in last two fiscal years which is expected to continue due to (1) the ongoing trend that less and less new loans and renewal of loans leading to a significant decrease in interest income: (2) the decrease in the amount of monthly interest received from long-aged loans resulting from the existing customers’ deteriorating loan quality; (3) the financial leasing and online guarantee via Kaixindai platform business did not develop as management previously planned and are both on hold; and (4) the fierce competition from the fast growing internet finance business in the micro finance industry..

●	The receipt of a number of previous notices from NASDAQ of the Company’s failure to satisfy a continued listing standard and the possibility that it may not be able to satisfy the NASDAQ’s continued listing requirements.

●	The prospective risks to CCCR relating to the risks and uncertainties of maintaining its competitive position in the highly competitive market micro finance sector and economic uncertainties of traditional micro finance business resulted from the growth of peer to peer lending via digital market place over the past several years.

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●	The other strategic alternatives available to CCCR, such as continuing to operate as an independent company and pursuing its strategic plan and the possibility of growing its business through acquisitions and internal growth, that the Company’s board of directors believed was less attractive than Sorghum’s proposal to CCCR’s stockholders under the circumstances.

●	The processes conducted by CCCR over approximately the last year prior to entering into the Exchange Agreement, involving a broad group of potential acquirers (that included both strategic and financial parties) and which was conducted with the assistance of CCCR’s financial advisor(s) and which led to no other competitive and actionable proposals given the facts and circumstances present at that time.

●	The terms and conditions of the Exchange Agreement and related transaction documents, including:

o	the requirement that the Exchange Agreement be approved by the requisite vote of the shareholders of CCCR.

o	the Sellers’ agreement to enter into lock-up agreement in favor of the Company; and

o	the Sellers’ and Sorghum executive officers’ agreement to enter into non-competition and non-solicitation agreement in favor of us and our respective successors, affiliates and subsidiaries relating to the post-Acquisition company’s business.

●	The potential beneficial synergy resulting from the Acquisition;

●	The fact that CCCR’s board of directors received and reviewed a fairness opinion from Axiom affirming the Acquisition transactions as fair.

●	The fact that resolutions approving the Exchange Agreement were unanimously approved by CCCR’s Special Committee, which is solely comprised of independent directors.

In the course of reaching the determinations and decisions and making the recommendation described above, CCCR’s board of directors, in consultation with CCCR’s senior management, outside legal counsel and financial advisor, considered the risks and potentially negative factors relating to the Exchange Agreement, the Acquisition and the other transactions contemplated thereby, including the following material factors:

●	The possibility that the share price of CCCR could decline after the Acquisition, reducing the overall value proposition of the transaction.

●	The possibility that the consummation of the Acquisition may be delayed or not occur at all, and the adverse impact such event would have on CCCR and its business.

●	The possible disruption to CCCR’s business that may result from announcement of the Acquisition and the resulting distraction of management’s attention from the day-to-day operations of the business.

●	The potential negative effect of the pendency of the Acquisition on CCCR’s business, including uncertainty about the effect of the proposed Acquisition on the Company’s employees, customers and other parties, which may impair its ability to attract, retain and motivate key personnel, and could cause customers, suppliers and others to seek to change existing business relationships with CCCR.

●	That if the Acquisition is not consummated, CCCR may be required to pay its own expenses associated with the Exchange Agreement and the transactions contemplated thereby.

●	CCCR’s board of directors believed that, overall, the potential benefits of the Acquisition to CCCR’s stockholders outweighed the risks and uncertainties of the Acquisition.

The foregoing discussion of factors considered by CCCR’s board of directors is not intended to be exhaustive, but includes the material factors considered by the board of directors. In light of the variety of factors considered in connection with its evaluation of the Acquisition, the board of directors did not find it practicable to, and did not, quantify or otherwise assign relative weights to the specific factors considered in reaching its determinations and recommendations. Moreover, each member of the board of directors applied his or her own personal business judgment to the process and may have given different weight to different factors. The board of directors did not undertake to make any specific determination as to whether any factor, or any particular aspect of any factor, supported or did not support its ultimate determination. The board of directors based its recommendation on the totality of the information presented.

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Background of the Acquisition

The terms of the Exchange Agreement are the result of extensive arm’s-length negotiations among the management teams of CCCR and Sorghum, and their representatives, under the guidance of each company’s board of directors and the special committee of CCCR, and involving outside advisors retained by each of the companies. CCCR followed a careful process assisted by experienced outside financial and legal advisors to rigorously examine the potential transactions.

The following is a brief description of the background of these negotiations, the Exchange Agreement and related transactions.

In March 2016, our board of directors informally discussed the Company’s financial position and the challenges facing the Company, including CCCR’s continued decrease in revenues since fiscal year 2014 and determined the current business of the Company cannot be operated in a profitable manner.

On April 20, 2016, CCCR received a written notice from The Nasdaq Stock Market (“Nasdaq”) stating that the Company was no longer in compliance with the minimum stockholders’ equity requirement for continued listing on the Nasdaq Capital Market.

In May 2016, CCCR management, upon considering the Company’s financial position as well as the NASDAQ deficiency letter, determined that it was in the best interest of the Company to explore strategic alternatives, including a merger or acquisition in order to maintain its NASDAQ listing and maximize shareholder value.

On or about August 15, 2016, Mr. Yi spoke to John Levy, the then chairman of the Audit Committee of the Company with respect to management’s proposal to explore merger or acquisition and the potential targets management has approached. Mr. Levy agreed with management’s approach.

From May 2016 through February 2017, Mr. Yi approached and reviewed approximately ten potential acquisition target companies. Mr. Yi initially focused on financial services industries and later expanded the search into other business sectors. The companies Mr. Yi reviewed included a micro finance company in Jiangxi province, a commercial bank based in Ukraine, a precious gem mining company in Shandong province, a resin manufacture company in Fujian province, a digital media company and Sorghum. Representatives of CCCR held in-person or telephonic discussions with representatives of these companies, conducted on site visits and due diligence review of several of these companies and discussed the potential transaction internally. Representatives of CCCR reviewed these potential targets based on criteria commonly used in evaluating a proposed acquisition, which included business outlook of the particular sector in which the target companies operate, experience of the management teams and competitive positions, along with the potential for revenue and earnings growth and cash flow generation. CCCR focused on industries exhibiting growth or the potential for near-term growth, and within those sectors, companies that would benefit from being a division of a publicly-traded company. Mr. Long Yi, reported the discussions with these target companies to the other members of the board of directors.

After reviewing these potential targets and engaging in discussions with the representatives of the potential targets, the Company entered into non-disclosure agreements with three potential targets, memorandum of understanding with one potential target and a letter of intent with one potential target, CCCR management finally identified Sorghum as its acquisition target and entered into a definitive agreement with it.

Description of negotiation process with candidates other than Sorghum

In June 2016, Company A, was referred to CCCR management through a contract of Mr. Yang Jie, the VP of Finance of CCCR. Company A is a commercial bank based in Kiev, Ukraine. In August 2016, upon reviewing the basic information of Company A, Mr. John Levy, Mr. Zhao, CEO, Mr. Yi and Mr. Jie met the principal o of Company A in New York. After the meeting and discussion with management of Company A, CCCR management established Company A as a potential acquisition candidate. On August 30, 2016, CCCR entered into a NDA with Company A in order to conduct due diligence review of Company A. On September 8, 2016, CCCR and Company A entered into a non-binding MOU indicating the parties shall use commercially reasonable effort to conduct due diligence. CCCR conducted preliminary due diligence on Company A from August 2016 through December 2016 as Company A’s information became available. From October 1st to October 8th, 2016, Mr. Yi visited Company A in Kiev, Ukraine. In December 2016, following management’s extensive review of Company A’s data and Mr. Yi’s onsite visit, discussing with auditors and attorneys of Company A. management decided not to proceed with Company A because the necessary regulatory approval with Ukraine banking regulator would take approximately twelve months and communication with Company A’s employees and its auditors was not smooth since their English were not proficient.

In November 2016, Company B was introduced to Mr. Yi through referral. Company B is a micro finance company headquartered in Nanchang, Jiangxi province, China. After review of basic information of Company B and multiple discussion with management of Company B, management established Company C as a potential acquisition candidate and entered into a NDA on or about December 2016. From December 2016 through January 2017, CCCR continued due diligence and discussions with Company C. On or about March 2017, management decided not to proceed with Company B since management of Company B lacks the necessary understanding of acquisition by a public company and the parties could not reach mutual understanding of the acquisition terms.

In February 2017, Mr. Yi was introduced to Company C via his business contact. Company C is a precious gem mining company located in ChangLe, Shandong province, China. On or about February 2017, after reviewing basic information and Mr. Long Yi’s onsite visit of Company C, CCCR management established Company C as a potential acquisition candidate. From February 2017 through April 2017, CCCR management reviewed and evaluated Company C’s business model and financial information, In April 2017, CCCR management decided not to proceed with Company C since we found most of the gemstone are purchased in cash from local farmers without any written proof and the value of the raw stones are very difficult to evaluate. The auditors also indicated their concerns to conduct adequate audit procedures of this company.

Description of negotiation process with Sorghum

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In mid-2016, Wheat, the operating entity of Sorghum, decided to explore the possibility of going public in China or abroad. Since then, Wheat senior management started preliminary discussions with financial advisors in its business circle. Mr. Tao Ren and Mr. Leizhen Zhu, both of whom are senior investment managers of Shanghai Xindong Investment Management Co. Ltd., a registered investment advisory firm in China, first met Ms. Xiaoying Sun, the Leader of Wheat’s Listing Working Group at a conference in February 2016. Since then, they kept in touch and had discussions regarding the various means for Wheat to go public.

In late November 2016, Mr. Ren introduced Mr. Yi to Ms. Sun over the phone. Mr. Yi and Ms. Sun introduced their respective companies to each other and explored the possibility of a potential merger or acquisition.

On December 15, 2016, Mr. Yi, Ms. Sun and Mr. Ren met in person. At the meeting, the parties discussed the businesses and financials of each companies in detail.

On January 10, 2017, CCCR and Wheat signed a non-disclosure agreement.

On January 15, 2017, Ms. Sun sent a brief business presentation to Mr. Yi. Mr. Yi discussed this matter with Mr. Yang Jie, the VP of Finance of CCCR and forwarded the business presentation to Mr. Jie.

On or about February 10, 2017, Mr. Yi visited the headquarters of Sorghum in Shanghai and met with Ms. Darong Huang, the Chairwoman, Chief Executive Officer and Founder of Wheat. Mr. Yi discussed CCCR’s Sorghum’s financial status, business model, and management team. During the tour, Mr. Yi talked to various employees and asked questions about Sorghum’s risk control policy and procedures, operation of the platform, potential markets, employee numbers and other pertinent information. After the tour, Mr. Yi had a meeting with the senior management of Wheat. During the meeting, Mr. Xiao, the assistant to CEO, made a presentation regarding Sorghum’s business. After the presentation, Mr. Yi asked Mr. Xiao questions about Sorghum’s history, operational results in 2016, company structure, market, competitive landscape, financials, customers, management and other matters of interest. After the meeting, Mr. Yi reviewed Sorghum’s business licenses, certifications and risk control procedures.

On or about February 19, 2017, Mr. Yi had a meeting with Mr. Steve Zhu of Allbright Law Offices (“Allbright”), Sorghum’s PRC counsel.

On or about February 22, 2017, Mr. Zhu of Allbright and Ms. Joan Wu of Hunter Taubman Fischer & Li LLC (“HTFL”), CCCR’s U.S. legal counsel, had a conference call discussing the deal structure, the NASDAQ requirements as well as the approximate timeframe of the potential transaction. Albright and HTFL reported their conversation to their respective clients and discussed the legal issues of the potential transactions.

On or about March 2, 2017, Mr. Yi visited the office of Wheat located in Shanghai and held a meeting with Ms. Sun and Mr. Xiao of Sorghum. The parties discussed arrangements for CCCR’s initial due diligence of Wheat. In the following weeks, several discussions were held between Mr. Yi and Mr. Jie of CCCR and Ms. Sun with regard to due diligence requests.

In the following two weeks, Mr. Yi and the financial advisor of CCCR conducted a due diligence review of financial and operational information provided by Sorghum. Management of CCCR also did an informal background check of Sorghum through the Department of Finance of Shanghai Municipal Government, which is the local counterpart of Ministry of Finance supervising the marketplace lending businesses in Shanghai. Mr. Jie spoke to relevant officer of the Department of Finance of Shanghai Municipal Government inquiring Sorghum’s ranking in the peer-to-peer lending facilitation business in Shanghai. Sorghum management and advisors also conducted a due diligence review of CCCR.

On March 14, 2017, Sorghum was incorporated in BVI.

On March 22, 2017, HTFL provided an initial draft letter of intent to Sorghum on CCCR’s behalf.

In the next two months, CCCR’s management had many discussions with Sorghum’s management negotiating the terms of the transaction and the due diligence investigation of the other party. Sorghum management inquired as to the status of the class action initiated on August 6, 2014. Mr. Yi directed Sorghum management to the public disclosures and also provided the stipulation and agreement of settlement in connection with the settlement of the class action. Management of CCCR initially proposed to Sorghum that CCCR shareholders would retain approximately 25% of the equity of the post-acquisition company. Sorghum counter-proposed that CCCR shareholders would retain approximately 10% of the equity of the post-acquisition company. The parties were not able to agree on the post-acquisition ownership percentage but agreed to enter into a non-binding letter of intent with a sixty day exclusivity period to negotiate and enter into a definitive agreement.

On May 6, 2017, CCCR and Sorghum entered into a non-binding letter of intent on the terms described above.

In the next three months, the parties and their respective financial and legal advisors negotiated the terms of the definitive agreement, as well as the valuation of Sorghum. CCCR’s management reviewed the valuation of comparable companies listed in the United States, including Yirendai Ltd. (NYSE: YRD), China Lending Corporation (NASDAQ: CLDCW), China Rapid Finance (NYSE: XRF), Lending Club Corporation (NYSE:LC) etc.

On July 8, 2017, Ms. Sun provided financial statements for fiscal year 2016 and the financial statements for the first quarter ended March 31, 2017 and indicted to CCCR management that such statements were almost final.

On July 9, 2017, Ms. Sun provided Sorghum’s internal forecasts for fiscal years 2017 to 2020.

Based on these analysis and Sorghum’s draft financial statements, CCCR management determined that Sorghum’s valuation should be between $400 to $450 million.

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On July 11, 2017, CCCR retained Axiom Capital ("Axiom") as its financial advisor to render a written opinion as to whether the consideration to be paid by CCCR in connection with the Acquisition is fair to CCCR’s shareholders from a financial point of view.

On July 12, 2017, CCCR publicly announced that it had entered into a non-binding letter of intent to acquire Sorghum.

On July 17, 2017, the board of directors of CCCR held a special meeting to discuss the proposed Acquisition, during which the board formed a special committee of the board consisting exclusively of independent directors to evaluate the proposed Acquisition on behalf of CCCR’s public shareholders. Thereafter, the special committee had its initial meeting where Mr. Teck Chuan Yeo was designated as the chairman of the special committee. The committee members discussed management’s negotiations with Sorghum, pros and cons of the proposed Acquisition and the valuation of Sorghum.

On July 18, 2017, CCCR convened an initial organizational call, led by CCCR, and which included participants from Sorghum, HTFL, Kaufman & Canoles LLP (“KC”) (U.S. counsel to Sorghum), Allbright and Sorghum’s financial advisor discussing the basic structure of the Acquisition and initial draft of the share exchange agreement provided by HTFL. Thereafter, the group held organizational calls numerous times, along with members of Sorghum’s independent registered public accounting firm, Marcum Bernstein & Pinchuk LLP, to discuss preparation of the proxy and other open items relating to proposed Acquisition.

On July 21, 2017, the special committee had its second meeting. The meeting was convened to continue discussions concerning the proposed Acquisition and to address certain requests made by the committee members in the first meeting. The special committee discussed Sorghum’s financial status, management, ownership structure, due diligence investigation and other matters bearing on the proposed transaction. The committee also discussed the Axiom engagement as well as pre and post-Acquisition capitalization.

On July 31, 2017, the special committee had its third meeting where the members discussed Sorghum’s VIE structure, Allbright’s due diligence report of Sorghum and Sorghum’s historical financial performance. Richard Yan, Sorghum’s financial advisor gave a presentation about Sorghum’s business analysis from a financial perspective and responded to the special committee’s specific questions about the significant revenue increase in 2016 compared to 2015, its net current liability position, changes in its business lines and other questions related to Sorghum’s financials.

From July 17, 2017 to August 8, 2017, in addition to formal meetings, members of the special committee had multiple telephone and email discussions about the proposed Acquisition and raised questions with regard to Sorghum’s historical financials and projections, its corporate structure, PRC legal opinion regarding its VIE structure, public disclosure requirement of the proposed Acquisition, impact of the proposed Acquisition to CCCR’s shareholders, and other issues. The special committee requested management to obtain further background checks of Sorghum, key executives and shareholders, legal due diligence report from Allbright, Sorghum’s projections and other pertinent information.

From July 18 to August 8, 2017, CCCR and Sorghum had extensive negotiations about Sorghum’s valuation and the consideration to be paid to the Sorghum Sellers. Upon considering the data set forth in the valuation report used in Sorghum’s prior financing in China, Sorghum’s financial statements as well as the forecasts provided by Sorghum management, CCCR management reached agreement with Sorghum management that the enterprise value of Sorghum is $425 million.

In the meantime, HTFL, KC and Allbright had multiple rounds of email and telephone discussions terms of the Share Exchange Agreement including the representations and warranties, covenants, survival, disclosure schedules, etc. The counsels also discussed open items for the proposed Share Exchange Agreement and circulated drafts of the Agreement for further review and revision.

On August 1, 2017, Axiom circulated a draft fairness opinion and the board presentation to management. On August 2, 2017, management forwarded these documents to the special committee and the board. In the board presentation, Axiom discussed in detail the process being taken to determine the fairness of the transactions, the valuation methods being considered and valuation analysis and conclusions.

On August 8, 2017, the special committee, following intensive prior discussions and deliberation, recommended the board to approve the Share Exchange Agreement. The board then approved the execution of the Share Exchange Agreement as well as the Acquisition, Name Change, Reverse Split, Capital Increase and the Adjournment proposals to be submitted to the shareholders for voting.

On August 9, 2017, following the executed written consents of the special committee and full board of CCCR, the Share Exchange Agreement was executed.

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Opinion of Axiom to the Board of Directors of CCCR

CCCR engaged Axiom Capital Management, Inc. (“Axiom”) to render an opinion, as of August 10, 2017, as to the fairness of the Acquisition, from a financial point of view to CCCR’s stockholders. Axiom is an investment bank that works regularly in the evaluation of businesses and their securities in connection with acquisitions, corporate restructuring, and financings. CCCR’s board of directors decided to use its services as Axiom represented to the Company that it has requisite experience in similar matters. Axiom rendered its oral opinion to CCCR’s board of directors on July 31, 2017 (which was subsequently confirmed in writing by delivery of Axiom’s written opinion) that the Acquisition was fair, from a financial point of view, to CCCR stockholders.

Axiom’s opinion was provided to the board of directors of CCCR in connection with its consideration of the Acquisition and only addressed the fairness, from a financial point of view, of the Acquisition to CCCR’s stockholders pursuant to the Exchange Agreement, in each case as of the date of the opinion, and did not address any other aspect or implication of the Acquisition.

The summary of Axiom’s opinion in this proxy statement is qualified in its entirety by reference to the full text of the written opinion, which is included as Annex B to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Axiom in preparing its opinion. However, neither Axiom’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to any stockholder as to how such stockholder should act or vote with respect to any matter relating to the proposed Acquisition.

In arriving at its opinion, Axiom reviewed the Exchange Agreement, certain related documents, and a variety of business and financial information. Among other things, Axiom:

1.	reviewed certain internal non-public historical financial statements, analyses, and other financial and operating data relating to the business of the Sorghum, in each case, prepared by management of the Sorghum (the “Sorghum Historic Data”);

2.	reviewed certain internal, forward-looking, analyses, forecasts, and operating data relating to the business of Sorghum for 2017 to 2021, in each case, prepared by management of Sorghum (the “Sorghum Forecasts”);

3.	reviewed certain internal historical financial statements, analyses, and other financial and operating data relating to the business of CCCR, in each case, prepared by its management and as filed in the Company’s Form 10-K for the years ended 2016 and 2015 and Form 10-Q for the fiscal quarter ended March 31, 2017 (the “CCCR Historic Data”);

4.	discussed the past and current operations, financial condition and prospects of Sorghum with its senior executives and with senior executives of CCCR;

5.	discussed the past and current operations, financial condition and prospects of CCCR with its senior executives of the Purchaser;

6.	reviewed certain publicly-available financial data, stock market performance data and trading multiples of companies which we believe to be generally comparable to Sorghum;

7.	reviewed the financial terms of certain relevant transactions which we deemed generally comparable to the Transaction;

8.	performed a discounted cash flow analysis on Sorghum Forecasts; and

9.	conducted such other financial studies, analyses and investigations, and considered such other factors, as it deemed appropriate.

In arriving at its opinion, Axiom assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information supplied or otherwise made available to it by CCCR and Sorghum (including information that is available from generally recognized public sources) for purposes of its opinion and further relied upon the assurances of the management of CCCR and Sorghum that information furnished by them for purposes of its analysis did not contain any material omissions or misstatements of material fact. Further, Axiom did not assume responsibility for the accuracy or completeness of any such information

With respect to the Forecasts, Axiom was advised by management of CCCR and Sorghum and assumed that they were reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management as to the future financial performance of Sorghum and expressed no view as to the assumptions on which they were based. Axiom further relied upon the assurance of senior management of Sorghum and CCCR, as the case may be, that they are unaware of any facts that would make the information and Forecasts incomplete or misleading.

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Axiom further assumed that the Acquisition would be consummated in accordance with the terms set forth in the Share Exchange Agreement, without any modification, waiver or delay. In addition, Axiom assumed that in connection with the receipt of all the necessary approvals of the Acquisition, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on Sorghum or the contemplated benefits expected to be derived in the Acquisition. Axiom did not make any independent evaluation or appraisal of the assets or liabilities (contingent or otherwise) of Sorghum nor was Axiom furnished with any such evaluation or appraisal. In addition, Axiom relied, without independent verification, upon the assessment of Sorghum management as to the existing and future technology and products of Sorghum and the risks associated with such technology and products.

Axiom’s opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to it as of, August 10, 2017. Events occurring after such date may affect Axiom’ opinion and the assumptions used in preparing the opinion, and Axiom does not assume any obligation to update, revise or reaffirm the opinion. Axiom’ opinion does not address the underlying business decision to engage in the Acquisition, or the relative merits of the Acquisition as compared to any strategic alternatives that may be available

Axiom relied upon and assumed, without independent verification, the accuracy and completeness of all data, material and other information furnished, or otherwise made available, to Axiom, discussed with or reviewed by Axiom, or publicly available, and does not assume any responsibility with respect to such data, material and other information. In addition, managements of the Company and Sorghum have advised Axiom, and Axiom has assumed, that the financial projections reviewed by Axiom have been reasonably prepared in good faith on bases reflecting the best currently available estimates and judgments of such managements as to the future financial results and condition of the Company and Sorghum, and Axiom expresses no opinion with respect to such projections or the assumptions on which they are based. Axiom has relied upon and assumed, without independent verification, that there has been no change in the businesses, assets, liabilities, financial condition, results of operations, cash flows or prospects of the Company and Sorghum since the respective dates of the most recent financial statements and other information, financial or otherwise, provided to Axiom that would be material to its analysis or its written opinion, and that there is no information or any facts that would make any of the information reviewed by Axiom incomplete or misleading. Axiom has further relied upon the assurance of the management of the Company that they are unaware of any facts that would make the information provided to Axiom incomplete or misleading in any material respect. In addition, Axiom has relied upon and assumed, without independent verification, that the final form of the Agreement will not differ in any respect from the draft of the Agreement identified above. In addition, Axiom did not make any independent evaluation or appraisal of the assets or liabilities of the Company or Sorghum, nor was Axiom furnished with any such independent evaluations or appraisals. Axiom’s written opinion is necessarily based upon financial, economic, market and other conditions as they existed on, and should be evaluated as of, the date of the written opinion. Although subsequent developments might affect Axiom’s opinion, Axiom does not have any obligation to update, revise or reaffirm its opinion. Axiom has further assumed that the Acquisition will be consummated on terms substantially similar to those set forth in the most recent draft Agreement provided to us.

The following is a brief summary of the material analyses performed by Axiom in connection with its opinion. The analyses and factors described below must be considered as a whole; considering any portion of such analyses or factors, without considering all analyses and factors, could create a misleading or incomplete view of the process underlying Axiom’ opinion. For purposes of its analyses, Axiom utilized both the consensus of third-party research analysts’ projections for comparable companies as well as the Sorghum Projections. Some of the summaries of the financial analyses include information presented in tabular format. The tables are not intended to stand alone, and in order to more fully understand the financial analyses used by Axiom, the tables must be read together with the full text of each summary. Considering the data set forth below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Axiom’ financial analyses.

In connection with its determination as to the fairness from a financial point of view to CCCR’s stockholders, Axiom compared the Equity Transaction Value pursuant to the Exchange Agreement of $425 million (as determined by the Purchaser and Seller and calculated by multiplying the 152,586,795 Purchaser Shares (the “Exchange Shares”) being issued by $2.7853, the 15-day volume weighted average closing price of CCCR’s Common Stock for the period from July 17, 2017 through August 4, 2017) with the implied equity value of Sorghum.

In determining the implied Equity Value of Sorghum, Axiom utilized three widely utilized valuation methods, each of which is described briefly below and should be read and analyzed in its entirety and with no individual table being taken out of context, and included:

●	A Comparable Companies Analysis;

●	Precedent Transaction Analysis; and

●	Discounted Cash Flow Analysis.

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As the Implied Equity Value of Sorghum utilizing each valuation methodology (Comparable Companies Analysis, Precedent Transaction Analysis, and Discounted Cash Flow Analysis) and as per the summary table below, was greater than the Transaction Consideration being paid by CCCR of $425 million, Axiom determined the transaction was fair from a financial point of view to CCCR’s stockholders.

Summary Valuation Table ($ in 000’s)

Comparable Companies Analysis

	Implied Equity Value	Transaction Consideration
Price / Earnings	555,056
Enterprise Value / Revenue	424,982
Enterprise Value / EBITDA	1,252,818
Average	744,285
(less) Small Cap/Liquidity/Operating Region Discount of 25%	(186,071)
IMPLIED WHEAT EQUITY VALUE	$558,214	$425,000

Precedent Transactions Analysis

Price / Earnings	545,969
Enterprise Value / Revenue	393,190
Enterprise Value / EBITDA	519,646
Average	486,968
IMPLIED WHEAT EQUITY VALUE	$486,268	$425,000

Discounted Cash Flow Analysis – Exit Multiple Method

15% WACC
12.3 Terminal EBITDA Multiple
IMPLIED WHEAT EQUITY VALUE	$519,584	$425,000

Comparable Companies Analysis

Axiom compared selected financial information and public market multiples for Sorghum with publicly available information and public market multiples for selected companies. The companies used in this comparison are listed below and were selected because they are publicly traded companies in Sorghum’s industry (the “Peer Group”) and were as follows:

Selected China-Centric Online Consumer Finance Companies

 China Lending Corporation

 China Rapid Finance Ltd.

 Renren Inc.

 Yirendai Ltd.

Selected U.S.-Centric Online Consumer Finance Companies

Consumer Portfolio Services, Inc.

Elevate Credit, Inc.

Enova International, Inc.

Green Dot Corporation

LendingClub Corporation

LendingTree, Inc.

On Deck Capital, Inc.

No company included in the selected companies’ analysis is identical to Sorghum. In evaluating the selected companies, Axiom Capital Management made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions, and other matters.

Utilizing publicly available information, including research analyst consensus estimates for calendar year 2017, Axiom calculated the trading multiples of the Peer Group based upon projected 2018 Price/Earnings; Enterprise Value / Revenues and (iii) Enterprise Value/EBITDA (Earnings Before Interest, Taxes and Depreciation. (Each an “Operating Statistic Multiple” and collectively the “Valuation Multiples”) Axiom then, and as per the Summary Valuation Table above (i) applied such multiples to the 2018 Sorghum Forecast thus determining the implied equity value of Sorghum based upon each Operating Statistic Multiple; (ii) took the average of the implied equity valuations of Sorghum based upon the three Operating Statistic Multiples; and (iii) applied an illiquidity discount of 25%, thus reducing the implied value of Sorghum from such average, based on the fact that it is a small capitalization company operating in China.

As the implied equity value of Sorghum of $558 million based upon this analysis was greater than the Equity Transaction Value of $425 million, Axiom determined that based upon its Comparable Company Analysis, the Transaction was fair to the shareholders of CCCR, from a financial point of view.

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Precedent Transactions Analysis

In a valuation approach somewhat similar to the Comparable Companies Analysis above, Axiom Capital Management determined the implied equity valuation of Sorghum by utilizing acquisition multiples paid by purchasers for publicly traded companies similar to Sorghum (the “Precedent Transaction Analysis”) for transactions greater than $20 million since 2011 (the “Precedent Transaction Peer Group.” The transactions utilized were:

Announced Date	Target	Acquirer
January 26, 2017	MoneyGram International, Inc.	Alipay (UK) Limited
September 18, 2014	Santa Barbara Tax Products Group, LLC	Green Dot Corporation
March 3, 2015	Springleaf Holdings, Inc.	One Main Holdings, Inc.
April 17, 2014	Springstone Financial, LLC	LendingClub Corporation
February 19, 2014	Aktiv Kapital ASA	PRA Group, Inc.
September 30, 2014	Global Collect	Ingenico Group (Philippe Lazare)
April 4, 2017	Compte Nickel	BNP Paribas (Thierry Laborde)
July 6, 2011	DFC Nordic	DFC Global (Jeffrey Weiss)
September 10, 2013	Compricer	Schibsted

No company included in the selected companies’ analysis is identical to Sorghum. In evaluating the selected companies, Axiom Capital Management made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions, and other matters.

Utilizing publicly available information, Axiom calculated the projected acquisition multiples (one year forward) paid for the selected Precedent Transaction Peer Group based upon multiples of projected Earnings, Revenues and EBITDA. Axiom then, and as per the Summary Valuation Table above (i) applied such multiples to the 2018 Sorghum Forecast thus determining the implied equity value of Sorghum based upon each Operating Statistic Multiple; and (ii) took the average of the implied equity valuations of Sorghum based upon the three Operating Statistic Multiples.

As the implied equity value of Sorghum pursuant to the above of $486 million was greater than the Equity Transaction Value of $425 million, Axiom determined that based upon its Precedent Transaction Analysis, the Transaction was fair to the shareholders of CCCR, from a financial point of view.

Discounted Cash Flow Analysis

Axiom estimated a range of equity values for Sorghum based upon the present value of Sorghum’s estimated unlevered free cash flows for fiscal years ended December 31, 2017 through December 31, 2021 based upon the Sorghum Forecasts. Axiom used unlevered free cash flows, defined as earnings before interest, after taxes, plus depreciation, plus amortization, less capital expenditures, less investment in working capital. The discounted cash flow analysis was based on the financial projections provided by Sorghum. In performing this discounted cash flow analysis, Axiom utilized discount rates ranging from 14.0% to 16.0% which were selected based on the capital asset pricing model and the estimated weighted average cost of capital of Sorghum. Consistent with the periods included in the financial projections, Axiom used calendar year 2021 as the final year for the analysis and applied Enterprise Value/EBITDA multiples ranging from 11.3x to 13.3x, the Projected EBITDA trading multiples of the Peer Group identified in the Comparable Company analysis above. The resulting range of present enterprise values was adjusted by Sorghum current capitalization to arrive at a range of present equity values for Sorghum. This discounted cash flow analysis was based upon certain assumptions described above regarding the financial projections.

As the implied equity value of Sorghum pursuant to the Discounted Cash Flow Analysis described above of $519 million was greater than the Equity Transaction Value of $425 million, Axiom determined that based upon its Discounted Cash Flow Analysis, the Transaction was fair to the shareholders of CCCR, from a financial point of view.

Financial Forecasts

Sorghum does not as a matter of course make public projections as to future sales, earnings, or other results for its subsidiaries. However, Sorghum management has prepared the prospective financial information set forth below to provide financial forecasts to both Axiom and CCCR in connection with CCCR’s acquisition of Sorghum. We refer to the forecasts for 2017 to 2021 as the “Sorghum Forecasts”.

The accompanying prospective financial information was not prepared with a view toward public disclosure or with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information, but, in the view of Sorghum and Sorghum management (“Management”) was prepared on a reasonable basis. Moreover, it reflects the best currently available estimates and judgments, and presents, to the best of Management’s knowledge and belief, the expected course of action and the expected future financial performance of Sorghum. However, this information should not be relied upon as being necessarily indicative of future results.

Neither Sorghum’s independent auditors, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the prospective financial information contained herein, nor have they expressed any opinion or any other form of assurance on such information or its achievability, and assume no responsibility for, and disclaim any association with, the prospective financial information.

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Although the Sorghum Forecasts are presented with numerical specificity, the Sorghum Forecasts reflect numerous assumptions and estimates as to future events made by Management that they believed were reasonable at the time the Forecasts were prepared, taking into account the relevant information available to Management at the time. However, this information is not fact and should not be relied upon as being necessarily indicative of actual future results. Important factors that may affect actual results and cause the Sorghum Forecasts not to be achieved include (1) general economic conditions; (2) the accuracy of certain accounting assumptions; (3) changes in actual or projected cash flows; (4) competitive pressures; and (5) changes in tax laws. In addition, the Sorghum Forecasts do not take into account any circumstances or events occurring after the date that they were prepared and do not give effect to the Acquisition. As a result, there can be no assurance that the Sorghum Forecasts will be realized, and actual results may be materially better or worse than those contained in the Forecasts. The inclusion of this information should not be regarded as an indication that the Sorghum Board, Sorghum or any other recipient of this information considered, or now considers, the Sorghum Forecasts to be predictive of actual future results. Neither Sorghum nor CCCR intend to update or otherwise revise the Sorghum Forecasts to reflect circumstances existing after the date when made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Forecasts are shown to be in error or no longer appropriate.

All Figures in 000’s Dollars $	2017 E	2018 E	2019 E	2020 E	2021 E
Revenue	66,195	132,390	152,248	175,086	201,348
Cost of sales	-	-	-	-	-
Gross profit	66,195	132,390	152,248	175,086	201,348

Distribution costs	(28,009)	(53,218)	(61,201)	(70,381)	(80,938)
Administration expenses	(27,319)	(37,998)	(43,697)	(50,525)	(57,790)
Profit from operations	10,867	41,174	47,351	54,453	62,621

Investment profit	20	-	-	-	-
Non-operating
Expenses/ (income)	-	-	-	-	-
Pre-tax Income (EBIT)	10,887	41,174	47,351	54,453	62,621

Taxation	(1,633)	(6,176)	(7,103)	(8,168)	(9,393)
Profit after tax	9,254	34,998	40,248	46,285	53,228

D&A	330	661	760	874	1005
EBITDA	11,197	41,835	48,110	55,327	63,626

The above Sorghum Forecasts are based on the following assumptions provided by Management.

1	Revenue

Revenue includes facilitating service, post lending management service for undue loans and chasing services for overdue loans by netting off reserve for potential compensation for investors’ loss. All these types of revenues are mainly originated from the loans facilitated amount during the periods. According to the historical figures, each $15.7 loan facilitating amount can generate $1 net revenue in total. We anticipate a 10% year to year drop of 2017 to 2016 of the transaction amount considering the effect of switching of target borrowers and develop new loan types. We anticipate a 100% growth of 2018 to 2017 provided the historical high growth rate (300% growth ratio of 2016 to 2015 and over 4000% growth ratio of 2015 to 2014). In the following 3 years, we anticipate a 15% flat increase ratio.

2	Distributing costs

Distribution costs mainly includes the expenses for finding proper borrowers and investors. The distribution costs are highly related to the facilitating amount and revenue as well. The distribution costs to revenue ratio is 42% and 63% in 2016 and 2015 respectively. Considering the new target borrowers in 2017, we anticipate the distribution cost to revenue ratio is 42% in 2017 and 40% in the following years.

3	Administration expenses

Administration expenses are mainly related to the scale of the company which will be partially related to the revenue. The administration expenses to revenue ratio is 34% and 52% in 2016 and 2015 respectively. Considering the drop of revenue and developing new target borrowers in 2017, we anticipate a 10% increase of such expenses compared to 2016. Considering the economic scale effect, the administration expenses to revenue ratio keeps 29%, which represents 85% of that in 2016, in the following years.

4	Taxation

Wheat’s corporate income tax ratio will be 15% under assumption that Wheat will be deemed as a high-tech company in China.

Non-GAAP Financial Measures

EBITDA is a non-GAAP financial measure. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Sorghum uses these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. Sorghum believes that this non-GAAP financial measure provides useful information about operating results, enhances the overall understanding of past financial performance and future prospects and allows for greater transparency with respect to key metrics used by management in its financial and operational decision making. This non-GAAP financial measure included by Sorghum in the Forecasts are defined and reconciled to GAAP financial measures below.

Net income (loss)	$9,254	$34,998	$40,248	$46,285	$53,228
Add back:
Provision (benefit) for income taxes	1,633	6,176	7,103	8,168	9,393
Depreciation and amortization	330	661	760	874	1,005
EBITDA	$11,197	$41,835	$48,110	$55,327	$63,626

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Other Matters

Axiom acted as financial advisor to the Board of Directors of CCCR in connection with the Transaction and received a fee for our services pursuant to an engagement letter with the Purchaser (the “Engagement Letter”) of $100,000 in cash and 30,000 restricted shares of Common Stock. Such fee was not contingent and was due and payable regardless of the Opinions’ conclusion. $50,000 was paid on signing of the Engagement Letter and $50,000 was paid and the 30,000 restricted shares were issued upon issuance of the Opinion. In addition, the Purchaser has agreed to indemnify us for certain liabilities and other items arising out of our engagement.

Axiom has not received any other compensation from CCCR during the two years preceding the date of this opinion. Notwithstanding, Axiom was subject to a class action law suit as a result of its role as Underwriter in two public offerings of CCCR as described in the paragraph below. Pursuant to such litigation, Axiom asserted its claims to indemnification and as a result, CCCR paid $49,416.50 of Axiom’s legal expense.

On August 14, 2013 Axiom acted as a Co-Managing Underwriter for the initial public offering of CCCR and on May 9, 2014 as Sole Book Running Manager of the Company’s Follow-On Offering. As a result of this engagement and the prior public offerings, Axiom, as well as certain of its officers, directors and employees maintain ownership positions in CCCR’s common shares. Further, Axiom and its affiliates may in the future provide investment banking and other financial services to CCCR and its respective affiliates for which we would expect to receive compensation. In the ordinary course of our business activities, Axiom or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for their own account or the accounts of customers or clients in the common stock of CCCR. The issuance of this opinion was not approved by the fairness committee of Axiom.

Axiom’s opinion was provided for the use and benefit of CCCR’s Board of Directors in connection with its consideration of the Acquisition and only addressed the fairness, from a financial point of view, to CCCR’s shareholders of the consideration to be paid by the Company in connection with the Acquisition pursuant to the Share Exchange Agreement as of the date of the opinion, and did not address any other aspect or implication of the Acquisition. The summary of Axiom’s opinion in this proxy statement is qualified in its entirety by reference to the full text of the written opinion, which is included as Annex B to this proxy statement and sets forth the procedures followed, assumptions made, qualifications and limitations on the review undertaken and other matters considered by Axiom in preparing its opinion. However, neither Axiom’s written opinion nor the summary of its opinion and the related analyses set forth in this proxy statement are intended to be, and do not constitute, advice or a recommendation to any stockholder as to how such stockholder should act or vote with respect to any matter relating to the proposed Acquisition.

Interests of CCCR’s Directors and Officers in the Acquisition

As of the Record Date, the directors and executive officers of CCCR as a group owned and were entitled to vote ______ shares of the common stock of the Company, representing _____% of the outstanding shares of CCCR common stock on that date. CCCR expects that its directors and executive officers will vote their shares in favor of the Reverse Split Proposal, the Capital Increase Proposal, the Election of Directors Proposal, the Name Change Proposal, and the Acquisition Proposal, but none of the Company’s directors or executive officers has entered into any agreement obligating any of them to do so.

Besides the equity ownership of CCCR detailed above, the directors and executive officers of the Company do not have interests different than the other stockholders of CCCR.

Closing and Effective Time of the Acquisition

We are working to complete the Reverse Split, the Capital Increase, the Name Change and the Acquisition as quickly as possible, and we expect to complete all these transactions in the fourth quarter of 2017. However, CCCR cannot assure you when or if the Acquisition will occur. The Acquisition is subject to stockholder approvals and other conditions, and it is possible that factors outside the control of both CCCR and Sorghum could result in the Acquisition being completed at a later time, or not at all. There may be a substantial amount of time between the Special Meeting and the completion of the Acquisition.

Appraisal Rights

CCCR stockholders do not have appraisal rights in connection with the Acquisition under the DGCL.

Accounting Treatment

Both CCCR and Sorghum prepare their financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). CCCR will acquire 100% of the outstanding shares of Sorghum through issuance of 152,586,795 of its common shares. This transaction will be accounted for as a “reverse acquisition” since, immediately following completion of the transaction, the shareholders of Sorghum immediately prior to the transaction will have effective control of the Company, through its approximately 88% ownership interest in the post-merger entity. For accounting purpose, Sorghum will be deemed to be the accounting acquirer and CCCR will be deemed to be the accounting acquiree in the transaction.

Regulatory Approvals Required for the Acquisition

The Acquisition and the transactions contemplated by the Exchange Agreement are not subject to any additional federal or state regulatory requirement or approval, except for the approval of NASDAQ for listing of additional shares and the filings with the State of Delaware necessary to effectuate the transactions contemplated by the Exchange Agreement. Exchange Agreement

Required Vote

Adoption of the Acquisition Proposal requires the affirmative vote of a majority of the voting shares of our common stock represented in person or by proxy at the meeting and entitled to vote thereon. Adoption of the Acquisition proposal is conditioned upon the adoption of the Reverse Split, Name Change, and Capital Increase proposals as well as election of all the directors in the Election of Directors proposal.

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THE REVERSE SPLIT

Our board of directors has adopted resolutions (i) declaring that filing an amendment to the Company’s Certificate of Incorporation to affect the Reverse Split of our issued and outstanding common stock was advisable, and (ii) directing that a proposal to approve the Reverse Split be submitted to the holders of our common stock for their approval. The Reverse Split of our issued and outstanding common stock will be effected by a reverse split at a ratio of not less than one-for-two and not more than one-for-ten and then a forward stock split of our then issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-ten immediately following the reverse split at any time prior to ____, 2017, with the exact ratios to be set at a whole number within this range as determined by our board of directors in its sole discretion. Immediately upon completion of the Reverse Split, our common stock will have a bid price of at least $4.00.

Our board of directors is submitting the Reverse Split to our stockholders for approval with the intent of increasing the market price of our common stock to enhance our ability to meet the continued listing requirements of the Nasdaq Capital Market, to make our common stock sufficiently attractive for Sorghum to consummate the Acquisition transaction and to ensure that Sorghum will be able to meet the initial listing requirements of either Nasdaq Capital Market after consummation of the Acquisition transaction.

Procedure for Implementing the Reverse Stock Split

The Reverse Split, if approved by our stockholders, would become effective upon the filing (the “RS Effective Time”) of a certificate of amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. The exact timing of the filing of the certificate of amendment that will affect the Reverse Split will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Split if, at any time prior to filing the amendment to the Company’s Certificate of Incorporation, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Split. If a certificate of amendment effecting the Reverse Split has not been filed with the Secretary of State of the State of Delaware by the close of business on ____, 2017, our board of directors will abandon the Reverse Split.

Effect of the Reverse Split on holders of CCCR common stock

Depending on the ratio for the Reverse Split determined by our board of directors, a minimum of two and a maximum of ten shares of existing common stock will be combined into one new share of common stock. The actual number of shares issued after giving effect to the Reverse Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our board of directors.

The Reverse Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Split will be rounded up to the next whole number. In addition, the Reverse Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares

Beneficial Holders of Common Stock (i.e. stockholders who hold in street name)

Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to affect the Reverse Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Split. Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Split common stock, subject to adjustment for treatment of fractional shares.

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Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the RS Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Split common stock (the “New Certificates”). No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, we will round up to the next whole number.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, as of the RS Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Federal Income Tax Consequences of the Reverse Split

The following summary describes material U.S. federal income tax consequences of the Reverse Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person. An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Split.

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PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a stockholder generally will not recognize gain or loss on the Reverse Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-Reverse Split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Split.

No Appraisal Rights

Under the DGCL and our charter documents, holders of our common stock will not be entitled to dissenter’s rights or appraisal rights with respect to the Reverse Split.

Required Vote

Approval of the Reverse Split Proposal requires an affirmative vote of a majority of the outstanding shares of our common stock. Adoption of the Reverse Split proposal is conditioned upon the adoption of the Acquisition, Capital Increase, and Name Change proposals as well as election of all the directors in the Election of Directors proposal.

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THE CAPITAL INCREASE

The Capital Increase

Prior to the execution of the Effective Time, the Company will effectuate the Capital Increase.

Our Board has adopted a resolution approving, and recommends to the stockholders for their approval, a proposed amendment (“the Charter Amendment”) to the Company’s Certificate of Incorporation to authorize the Board, in its discretion, to increase our total authorized shares of capital stock from 110,000,000 shares to 1,100,000,000 shares, our authorized shares of common stock from 100,000,000 shares to 1,000,000,000 shares and our authorized shares of preferred stock from 10,000,000 to 100,000,000 shares (the “Capital Increase”).

Purpose and Effects of the Capital Increase

Of the 100,000,000 shares of Common Stock currently authorized, as of August 3, 2017, 18,008,429 shares have been issued.

The Board considers the Capital Increase necessary in order to provide flexibility for potential acquisitions, capital raising and future capital requirements and for use in employee benefit plans, if any. The Company intends to seek to continue to expand its operations which will require additional capital. Such expansion may be accomplished through acquisitions for which the Company may choose to issue equity securities as all or a portion of the purchase price of the acquisition. In addition, the Company may seek to raise additional capital in the future through the issuance of equity securities, such as common stock or securities convertible into common stock.

Once authorized, the additional shares of common stock and/preferred stock may be issued with approval of the Board but without further approval of the stockholders unless stockholder approval is required by applicable law, rule or regulation. Accordingly, this solicitation may be the only opportunity for stockholders to approve these financings, acquisitions, benefit plans and other corporate transactions. A copy of the Charter Amendment is attached as Annex C.

Effective Date

If the proposed Share Increase is approved, the Charter Amendment would become effective when the filing of the certificate of amendment to the Certificate of Incorporation is accepted and recorded by the office of the Secretary of state of the State of Delaware.

Required Vote

Although the Capital Increase Proposal in itself does not need stockholder vote, the Charter Amendment which includes the Reverse Split Proposal will require approval of majority of the outstanding shares of our common stock. Adoption of the Capital Increase Proposal is conditioned upon the adoption of the Reverse Split, Acquisition, and Name Change proposals as well as election of all the directors in the Election of Directors proposal.

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THE NAME CHANGE

The Name Change

Prior to the execution of the Effective Time, the Company will effectuate the Name Change.

Our board of directors has adopted resolutions (i) declaring that submitting an amendment to the Company’s Certificate of Incorporation to change the Company’s corporate name to “Wheat Financial Services Group”, and (ii) directing that a proposal to approve the Name Change be submitted to the holders of our common stock for their approval.

If the Acquisition does not occur, an amendment to the Company’s Certificate of Incorporation to affect the Name Change will not be filed with the Delaware Secretary of State, and the Company’s name will not change.

If the amendment to the Company’s Certificate of Incorporation to effectuate the Name Change is approved by the stockholders, and if the Acquisition is consummated, the First Article of the Company’s Certificate of Incorporation will be amended to read as follows:

“The name of the Corporation is “Wheat Financial Services Group” (the “Corporation”).

The Name Change will become effective upon filing a Certificate of Amendment to the Company’s Certificate of Incorporation, which filing will be made immediately following the closing date of the Acquisition.

Following implementation of the Name Change, stockholders should continue to hold their existing stock certificates representing Common Stock. Stockholders will not be required to tender their stock certificates in exchange for new certificates with the new name. Stockholders should not destroy any stock certificates and should not deliver any stock certificates to the Company’s transfer agent.

Required Vote

Although the Name Change Proposal in itself does not need stockholder vote, the Charter Amendment which includes the Reverse Split Proposal will require approval of majority of the outstanding shares of our common stock. Adoption of the Name Change proposal is conditioned upon the adoption of the Reverse Split, Acquisition, and Capital Increase proposals as well as election of all the directors in the Election of Directors proposal.

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THE ELECTION OF DIRECTORS

The nominees listed below have been nominated by the Nominating and Corporate Governance Committee and approved by our Board to stand for election as directors of the Company. Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Board Qualifications and Director Nominees

We believe that the collective skills, experiences and qualifications of our directors provide our Board with the expertise and experience necessary to advance the interests of our stockholders. While the Nominating and Corporate Governance Committee of our Board does not have any specific, minimum qualifications that must be met by each of our directors, the Nominating and Corporate Governance Committee uses a variety of criteria to evaluate the qualifications and skills necessary for each member of the Board. In addition to the individual attributes of each of our current directors described below, we believe that our directors should have the highest professional and personal ethics and values, consistent with our longstanding values and standards. They should have broad experience at the policy-making level in business, exhibit commitment to enhancing stockholder value and have sufficient time to carry out their duties and to provide insight and practical wisdom based on their past experience.

Name	Age	Position
Darong Huang	36	Chairwoman of the Board of Directors and Chief Executive Officer
Long Yi	39	Chief Financial Officer and Secretary and Director
Weiliang Jie	29	Director
Teck Chuan Yeo	49	Director
Boling Liu	31	Director

Ms. Darong Huang, age 36, is Wheat ’s founder and has served as the Chairwoman of the Board of Directors and Chief Executive Officer since Wheat’s inception in 2009. She has served as the General Manager of Shanghai Aiman Business Consulting Co., Ltd since 2006. She was the Assistant to the Chairman of the Board of Directors at Christine International Holdings Limited (HKEX: 1210) from 2005 to 2006. Ms. Huang has also served as the Honorary Vice President of the Shanghai Financial Information Association since 2015. Ms. Huang has received many awards and honors including “Top 30 Young Leaders” at the Alliance for Global Youth Leadership in 2014, “Top 10 Most Influential People in Internet Finance” at the 2nd Internet Finance Summit organized by Chinese Venture in June 2015, “Most Influential Person (by Industry) in 2015” at the 4th China Finance Summit in July 2015 organized by a group of media companies in China, “Shanghai Financial Innovator in 2015” from a group of institutions including the Shanghai Branch of Xinhua News Agency in October 2015. Ms. Huang received a bachelor’s degree in English Literature from Sichuan International Studies University and a master’s degree in Economics from Shanghai University. She is currently pursuing a doctorate degree in Business Administration at Shanghai Jiao Tong University. We believe Ms. Huang’s tremendous experience and acute business judgment in the smart finance industry is instrumental to our future growth and therefore well qualified to serve on our board.

Ms. Huang does not have any family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K expect otherwise disclosed in this proxy statement.

Ms. Huang is being nominated to our Board pursuant to the Share Exchange Agreement whereby we agreed to appoint her as our CEO and director immediately before the closing of the Acquisition. She is the majority shareholder and director of Sorghum Group and Chairwoman of the Board of directors and CEO of Wheat and therefore she has substantial interest in completing the Acquisition. Adoption of the Election of Directors Proposal and adoption of the Acquisition Proposal is conditioned upon each other,

Mr. Long Yi, age 39, was appointed as the Chief Financial Officer and Secretary of CCC on January 1, 2013. Mr. Yi acted as the interim Chief Executive Officer of CCC between August 21, 2014 and December 29, 2014. Mr. Yi was appointed to serve as a director on the Board effective June 12, 2015. Prior to joining CCC, Mr. Yi was the senior financial manager in Sutor Technology Group Ltd. (Nasdaq: SUTR) from 2008 to August 2012. He served as an accounting manager at Forterra Inc. in Canada from 2006 to 2008. He is a Certified Public Accountant in the State of Illinois. Mr. Yi has a Bachelor’s degree in Accounting from Northeastern University and a Master’s degree in Accounting and Finance from University of Rotterdam. He also obtained a graduate diploma in accounting from McGill University.

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Mr. Weiliang Jie, age 29, has served as a director of CCC since May 2016. Mr. Jie is currently working as the General Manager at Shenzhen Yilegou Mobile Technology Co, Ltd., an e-commerce technology and service company. From 2008 through 2015, he was the Marketing Manager at Shenzhen Tianhe Union Technology Co, Ltd., a company engaging in business aviation services and network technology development. Prior to that he worked at Shenzhen Mango Travel Service Co., Ltd.

Mr. Teck Chuan Yeo, age 49, has served as a director of CCC since September 2016. Mr. Yeo has been the audit partner of Rui Hua Certified Public Accountants LLP, Shanghai Office, since June 2015. From July 2007 to May 2015, Mr. Yeo served as the audit partner at Deloitte Hua Yong Certified Public Accountants LLP. From July 2002 to March 2007, Mr. Yeo served as the financial service director of South and South East Asia at BOC Asia Ltd. (Singapore). Mr. Yeo obtained a bachelor of accountancy at Nanyang Technological University.

Ms. Boling Liu. Ms. Liu, age 31, has served as a director of CCC since December 2016. Ms. Liu has been the vice president of Shenzhen Tianhe E-Commerce Limited Company since August 2010. From January 2010 to August 2010, Ms. Liu served as a manager of the sales department of Shenzhen Guantian Aeronautics. From April 2005 to January 2010, Ms. Liu served as the manager of customer service of Shanxi Datang Air Service Limited Company. Ms. Liu obtained a bachelor degree of Shanxi Normal University, computer information college.

Vote Required

Adoption of the Election of Directors Proposal requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the meeting. Adoption of the Election of Directors Proposal is conditioned upon the adoption of the Acquisition, Reverse Split, Name Change, and Capital Increase proposals.

Each of the Director Nominees for director expect for Darong Huang is a current director. See “Management Following the Acquisition” for detailed information on each Director Nominee.

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UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

On August 9, 2017, China Commercial Credit, Inc. (“the Company” or “CCCR”), has entered into Certain Share Exchange Agreement (“Exchange Agreement”) with the parent company of Sorghum Investment Holdings Limited (“Sorghum”). Pursuant to the terms of the Exchange Agreement, CCCR will acquire all of the outstanding issued shares and other equity interests of Sorghum. We refer to the foregoing transactions and the other transactions contemplated by the Exchange Agreement collectively as the “Transaction.”

The unaudited pro forma condensed combined financial information is prepared in accordance with Article 11 of Regulation S-X, using the assumptions set forth in the notes to the unaudited pro forma condensed combined financial statements. The unaudited pro forma condensed combined financial statements presented below are derived from the historical financial statements of CCCR and Sorghum, adjusted to give effect to the Transaction. To produce the pro forma financial information, the Company used the purchase method of accounting and allocated the purchase price using its best estimates. The unaudited pro forma condensed combined financial statements should be read in conjunction with the accompanying notes and the respective historical financial information from which it was derived, including:

●	The historical financial statements and the accompanying notes of the Company as of and for the nine months ended September 30, 2017, included in the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2017 filed with the SEC on November 14, 2017.

●	The historical financial statements and the accompanying notes of the Company as of and for the year ended December 31, 2016, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 filed with the SEC on April 6, 2017.

●	The historical financial statements and the accompanying notes of Sorghum as of and for the nine months ended September 30, 2017, and for the year ended December 31, 2016, included elsewhere in this proxy statement.

The unaudited pro forma condensed combined balance sheet as of September 30, 2017 gives effect to the Transaction as if it had occurred on September 30, 2017. The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2017 and for the year ended December 31, 2016 gives effect to the Transaction as if it had occurred on January 1, 2016 and carried forward through the twenty-one months ended September 30, 2017.

The pro forma adjustments are preliminary and have been made solely for informational purposes. The actual results reported by the Company in periods following the Transaction may differ significantly from that reflected in these unaudited pro forma condensed combined financial statements for a number of reasons, including but not limited to cost savings from operating efficiencies, synergies, and the impact of the incremental costs incurred in integrating Sorghum. As a result, the pro forma condensed combined financial statements are not intended to represent and does not purport to be indicative of what the combined financial condition or results of operations of the Company and Sorghum would have been had the Transaction been completed on the applicable dates. In addition, the pro forma financial statements do not purport to project the future financial condition and results of operations of the Company or Sorghum. In the opinion of management, all necessary adjustments to the unaudited pro forma condensed combined financial statements have been made.

The pro forma financial statements are based on various assumptions, including assumptions relating to the consideration paid and the allocation thereof to the assets acquired and liabilities assumed from Sorghum. The pro forma assumptions and adjustments are described in the accompanying notes presented on the following pages. Pro forma adjustments are those that are directly attributable to the Transaction, are factually supportable and, with respect to the unaudited pro forma statements of operations, are expected to have a continuing impact on the consolidated results. The final consideration paid and the allocation thereof may differ from that reflected in the pro forma financial statements after final valuation procedures are concluded and estimates are refined. The unaudited pro forma financial statements do not reflect any cost savings from operating efficiencies or synergies that could result from the Transaction or any potential reorganization and restructuring expenses.

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CHINA COMMERCIAL CREDIT INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

(in thousands, except per share amount)

	September 30, 2017
	CCCR	Sorghum	Pro Forma adjustments	Notes	Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$3,030	$22,421	$-		25,451
Restricted cash	10	-	-		10
Loan receivable, net	3,446	-	-		3,446
Accounts and notes receivable, net	279	7,910	-		8,189
Current portion of long term receivables	-	27,506	-		27,506
Guarantee paid on behalf of guarantee service customers, net	102	-	-		102
Prepaid expenses and other receivables	380	26,514	-		26,894
Investment in direct financing lease, net	451	-	-		451
Loans held for sale	-	43,074	-		43,074
Total current assets	7,698	127,425	-		135,123

Non-current assets:
Property, equipment and software, net	16	3,445	-		3,461
Long term investments	-	3,666	-		3,666
Long term receivables	-	21,740	-		21,740
Goodwill	-	-	70,388	(c)	70,388
Deferred tax asset, net	-	7,006	-		7,006
Total non-current assets	16	35,857	70,388		106,261
Total Assets	$7,714	$163,282	$70,388		$241,384

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CHINA COMMERCIAL CREDIT INC.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEETS

(in thousands, except per share amount)

	September 30, 2017
	CCCR	Sorghum	Pro Forma adjustments	Notes	Pro Forma

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities
Deposits payable	$781	$-	$-		$781
Accrued expenses and other liabilities	324	16,222	562	(a)	17,108
Advance from borrowers	-	85,891	-		85,891
Reserve liabilities	-	35,942	-		35,942
Accrual for financial guarantee services	7,058	-	-		7,058
Deferred revenue	2	-	-		2
Current portion of long-term borrowings	-	1,397	-		1,397
Tax payable	241	4,966	-		5,207
Total current liabilities	8,406	144,418	562		153,386

Non-current liabilities
Deferred tax liability	82	-	-		82
Total non-current liabilities	82	-	-		82

Total Liabilities	$8,488	$144,418	$562		$153,468

Shareholders' (Deficit)/Equity
Common Stock	$19	$5	$150	(b)(c)(d)	$174
Subscription receivable	(1)	-	1	(c)	-
Additional paid-in capital	68,665	8,960	7,333	(b)(c)(d)	84,958
Statutory reserve	5,442	-	(5,442)	(c)	-
Due from a non-controlling shareholder	(1,052)	-	1,052	(c)	-
Accumulated other comprehensive income	4,918	354	(4,918)	(c)	354
(Accumulated deficit)/Retained earnings	(78,765)	9,545	71,650	(a)(b)(c)	2,430
Total Shareholders’ (Deficit)/Equity	(774)	18,864	69,826		87,916
Total Liabilities and Shareholders’ (Deficit)/Equity	$7,714	$163,282	$70,388		$241,384

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CHINA COMMERCIAL CREDIT INC.

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017

(in thousands, except per share amount)

	For the Nine Months Ended September 30, 2017
	CCCR	Sorghum	Pro forma adjustments	Notes	Pro forma financial data

Net (loss) revenue
Net interest and fee income	$295	$-	$-		$295
Provision for loan losses and financial lease losses	(2,487)	-	-		(2,487)
Commission and fee loss on guarantee services, net	(827)	-	-		(827)
Loan facilitation, post-lending management and other service, net	-	60,484	-		60,484
Business and sales related taxes	(3)	(295)	-		(298)
Net (loss) revenue	(3,022)	60,189	-		57,167

Operating expenses
Sales and marketing	-	(20,888)	-		(20,888)
General and administrative	(5,508)	(23,525)	3,082	(a)	(25,951)
Research and development	-	(7,620)	-		(7,620)
Total operating expenses	(5,508)	(52,033)	3,082		(54,459)

Loss from operations	(8,530)	8,156	3,082		2,708

Other expenses
Finance cost, net	-	(32)	-		(32)
Non-operating expenses, net	-	(3)	-		(3)
Total other expenses	-	(35)	-		(35)

Loss Before Income Taxes	(8,530)	8,121	3,082		2,673
Income tax expense	-	(1,637)	-		(1,637)
					-
Net Loss	$(8,530)	$6,484	$3,082		$1,036
Loss per Share- Basic and Diluted	$(0.491)	$-	$-		$0.006
Weighted Average Shares Outstanding-Basic and Diluted	17,371	-	156,224	(b)	173,595

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CHINA COMMERCIAL CREDIT INC.

UNAUDITED PRO FORMA CONDENSED COMBINED INCOME STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2016

(in thousands, except per share amount)

	For the year Ended December 31, 2016
	CCCR	Sorghum	Pro forma adjustments	Notes	Pro forma financial data

Net revenue
Net interest and fee income	$1,261	$-	$-		$1,261
Reversal of provision for loan losses and financial lease losses	667	-	-		667
Commission and fee income on guarantee services, net	319	-	-		319
Loan facilitation, post-lending management and other service, net	-	72,331	-		72,331
Business and sales related taxes	(19)	(468)	-		(487)
Net revenue	2,228	71,863	-		74,091

Operating expenses
Sales and marketing	-	(31,122)	-		(31,122)
General and administrative	(4,257)	(16,017)	150	(a)	(20,124)
Research and development	-	(6,460)	-		(6,460)
Total operating expenses	(4,257)	(53,599)	150		(57,706)

(Loss)/Income from operations	(2,029)	18,264	150		16,385

Other income (loss)
Investment profit	-	33	-		33
Finance cost, net	-	(22)	-		(22)
Non-operating income/(loss), net	49	(15)	-		34
Total other income/(loss)	49	(4)	-		45

(Loss)/Income Before Income Taxes	(1,980)	18,260	150		16,430
Income tax benefit	-	4,076	-		4,076
Net (Loss)/Income	$(1,980)	$22,336	$150		$20,506
(Loss)/Income per Share- Basic and Diluted	$(0.136)	$-	$-		$0.118
Weighted Average Shares Outstanding-Basic and Diluted	14,571		159,024	(b)	173,595

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NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION

(in thousands, except per share amount)

The following unaudited pro forma condensed combined financial information, prepared based on the share information before reverse split, describes the pro forma effect of our acquisition of the Sorghum on our balance sheet as of September 30, 2017 and our statement of operations for the nine months ended September 30, 2017 and for the year ended December 31, 2016.

(1)	ACQUISITION OF SORGHUM AND ESTIMATED PURCHASE PRICE CONSIDERATION

CCCR will acquire 100% of the outstanding shares of Sorghum through issuance of 152,587 of its common shares. This transaction will be accounted for as a “reverse acquisition” since, immediately following completion of the transaction, the shareholders of Sorghum immediately prior to the transaction will effectuate control of the Company, through its 87.9% ownership interest in the post-merger entity. For accounting purpose, Sorghum will be deemed to be the accounting acquirer and CCCR will be deemed to be the accounting acquiree in the transaction.

As the reverse acquisitions occurs between CCCR, a public company (as the legal acquirer) and Sorghum, a private company (as the accounting acquirer), the fair value of the legal acquirer’s public stock generally is more reliably determinable than the fair value of the accounting acquirer’s private stock. As such, the determination of the estimated consideration transferred is based on the fair value of the legal acquirer’s stock rather than the fair value of the accounting acquirer’s stock. The value of purchase price consideration will change based on fluctuations in the share price of the Company’s common stock and the number of ordinary shares of Sorghum outstanding on the closing date.

The following table summarizes the estimated consideration:

Estimated CCCR’s common shares issued in the Transaction	152,587
Estimated CCCR’s common shares issued and outstanding after consummation of the Transaction	173,595
Estimated ownership ratio held by Sorghum’s shareholders after consummation of the Transaction	87.9%
15 trading day swap ending November 10, 2017	$3.3137
Fair value of CCCR	$69,614

(2)	PURCHASE PRICE ALLOCATION

The Company has performed a preliminary valuation analysis of the fair market value of CCCR’s assets to be acquired and liabilities to be assumed. The Company assessed the fair value of its identifiable net assets is equal to the carrying amount for the following reasons:

1)	The Company accrued of allowances against loan receivable, financial guarantee services and financing leases based on estimation of probability of collection from customers. The carrying amount of loan receivable, guarantee paid on behalf of customers and investment in direct financing lease reflects the fair value of these items, which approximates the future cash flow less cost incurred.

2)	The carrying amount of other current assets and liabilities approximated the fair value due to “current” nature.

3)	The Company’s property and equipment mainly consisted of office equipment and electronic equipment, most of which used up to their useful life;

4)	Considering significant overdue balances arose from loan business and financial guarantee business, the management did not identify any intangible assets such as customer relationship, trademark, technology or domain name from the Company.

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(2)	PURCHASE PRICE ALLOCATION (CONTINUED)

Using the total consideration for the Transaction, the Company has estimated the allocations to such assets and liabilities. The following table summarizes the allocation of the preliminary purchase price as of the transaction’s closing date:

Assets acquired	$7,714
Identifiable intangible assets	-
Goodwill	70,388
Liabilities assumed	8,488
Total estimated consideration	$69,614

This preliminary purchase price allocation has been used to prepare pro forma adjustments in the pro forma balance sheet and income statement. The final purchase price allocation will be determined when the Company has completed the detailed valuations and necessary calculations. The final allocation could differ materially from the preliminary allocation used in the pro forma adjustments. The final allocation may include (1) changes in fair values of property, plant and equipment, (2) changes in allocations to goodwill and (3) other changes to assets and liabilities.

(3)	PRO FORMA ADJUSTMENTS

For unaudited pro forma condensed combined income statements

(a)	Represents the elimination of nonrecurring transaction costs of $3,082 and $150 incurred during the nine months ended September 30, 2017 and during the year ended December 31, 2016, respectively, that are directly related to the acquisition of Sorghum.

(b)	Represents the adjustment of weighted average shares upon consummation of the Transaction.

For unaudited pro forma condensed combined balance sheets

(a)	Represents the accrual of nonrecurring transaction costs not yet recognized in the historical financial statements of $562 directly related to the acquisition of Sorghum.

(b)	To reflect the issuance of 1,978 ordinary shares at 3.3137 per share to professional service providers to settle up to legal and consulting compensation in lieu of cash payment at the closing of the Transaction. The aggregation of legal and consulting compensation is expected at $6,553, which is reflected as a credit within additional paid-in capital.

(c)	Represents the elimination of the historical equity of CCCR because CCCR is considered to be the accounting acquirer and reflect goodwill resulting from the acquisition method of accounting based on preliminary estimates of the fair value of the assets and liabilities of CCCR.

(d)	Represents the issuance of common shares to consummate the Transaction.

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DESCRIPTION OF CCCR SECURITIES

Given below is a summary of the material features of CCCR’s securities as the date of this proxy. This summary is not a complete discussion of the certificate of incorporation and bylaws of CCCR that create the rights of its stockholders. You are urged to read carefully the certificate of incorporation and bylaws, which have been filed as exhibits to SEC reports filed by CCCR. Please see “Where You Can Find More Information” for information on how to obtain copies of those instruments.

General

Upon completion of the Acquisition and Capital Increase, we will have two authorized classes of stock: Common Stock (1,000,000,000 shares authorized), $.001 par value, and blank check preferred stock (100,000,000,000 shares authorized), $.001 par value.

Common Stock

Upon completion of the Acquisition, we expect there will be 173,595,224 shares of our common stock outstanding based upon 18,008,429 shares of CCCR common stock, par value $0.001 per share, outstanding as of August 3, 2017, assuming additional issuance of 3 million shares of common stock by CCCR prior to closing of the Acquisition. All outstanding shares of common stock are fully paid and non-assessable, and the shares of common stock to be issued upon completion of the Acquisition will be fully paid and non-assessable.

Each outstanding share of common stock has one vote on all matters requiring a vote of the shareholders. There is no right to cumulative voting; thus, the holder of fifty percent or more of the voting shares outstanding can, if they choose to do so, elect all of the directors. In the event of a voluntary or involuntary liquidation, all shareholders are entitled to a pro rata distribution after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock. The holders of the common stock have no preemptive rights with respect to future offerings of shares of common stock. Holders of common stock are entitled to dividends if, as and when declared by the Board out of the funds legally available therefor. It is our present intention to retain earnings, if any, for use in our business. The payment of dividends on the common stock is, therefore, unlikely in the foreseeable future.

Preferred Stock

We have authorized two authorized shares of preferred stock: Series A Preferred Stock, par value of $0.001 per share and Series B Preferred Stock, par value of $0.001 per share, issuable in such series and bearing such voting, dividend, conversion, liquidation and other rights and preferences as the board of directors may determine. As of the date of this proxy statement, no shares of preferred stock are outstanding, and no class of preferred stock has been designated.

Stock Transfer Agent

Our transfer agent is VStock Transfer LLC, 18 Lafayette Place, Woodmere, NY 11598, phone number (212) 828-8436.

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DESCRIPTION OF SORGHUM SECURITIES

Common Shares

Sorghum is a British Virgin Islands company limited by shares. Currently Sorghum has authorized 500,000,000 Common Shares, of $0.0001 par value per share, of which 50,000,000 Common Shares are issued and outstanding.

Preferred Shares

[None]

Certain provisions of Sorghum’s Memorandum and Articles of Association

General

All of Sorghum’s outstanding Common Shares are fully paid and non-assessable. The Common Shares are issued in registered form and are issued when registered in its register of members. Sorghum’s Memorandum and Articles of Association do not permit it to issue bearer shares.

Changes in the number of shares we are authorized to issue and those in issue

Sorghum may, from time to time by resolution of its board of directors, amend its memorandum of association to increase or decrease the maximum number of shares we are authorized to issue, subject to its memorandum, divide our authorized and issued shares into a larger number of shares; and subject to its memorandum, combine our authorized and issued shares into a smaller number of shares.

Transfer of Common Shares

Subject to the restrictions in our memorandum and articles of association and applicable securities laws, any of Sorghum’s shareholders may transfer all or any of his or her Common Shares by written instrument of transfer signed by the transferor and containing the name and address of the transferee. Sorghum’s board of directors may resolve by resolution to refuse or delay the registration of the transfer of any Common Share. If the board of directors resolves to refuse or delay any transfer, it shall specify the reasons for such refusal in the resolution. The directors may not resolve or refuse or delay the transfer of a Common Share unless: (a) the person transferring the shares has failed to pay any amount due in respect of any of those shares; or (b) such refusal or delay is deemed necessary or advisable in the view of Sorghum or its legal counsel in order to avoid violation of, or in order to ensure compliance with, any applicable, corporate, securities and other laws and regulations.

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INFORMATION WITH RESPECT TO CCCR

General

China Commercial Credit, Inc., is a financial services firm operating in China. Our mission is to fill the significant void in the market place by offering lending, financial guarantee and financial leasing products and services to a target market which has been significantly under-served by the traditional Chinese financial community. Our current operations consist of providing direct loans, loan guarantees and financial leasing services to small-to-medium sized businesses (“SMEs”), farmers and individuals in the city of Wujiang, Jiangsu Province.

Our loan and loan guarantee business is conducted through Wujiang Luxiang, a fully licensed microcredit company which we control through our subsidiaries and certain contractual arrangements. Our financial leasing business is conducted through PFL, our wholly owned subsidiary. Historically, many SMEs and farmers have been borrowing at high interest rates from unregulated and often illegal lenders, referred to as “underground” lenders, to finance their operations and growth, contrary to the preferences of Chinese banking authorities. Such high interest rate borrowing makes it difficult for businesses to grow, and also exacerbates China’s concerns about inflation. By operating through licensed and regulated businesses, we seek to bridge the gap between Chinese state-owned and commercial banks that have not traditionally served the capital needs of SMEs and higher interest rate “underground” lenders.

Jiangsu, which is an eastern coastal province, has among the highest population density in China and is home to many of the world’s leading exporters of electronic equipment, chemicals and textiles. As a result, the city of Wujiang ranks as one of the most economically successful cities in China. The SMEs, both in Jiangsu and other provinces in China, have historically been an under-served segment of the Chinese banking market.

Since Wujiang Luxiang’s inception in October 2008, it has developed a large number of borrowers in Wujiang City. All of our loans are made from our sole office, located in Wujiang City. As of December 31, 2016, we have built a $58.5 million portfolio of direct loans to 111 borrowers and a total of $10.9 million in loan guarantees for 14 borrowers.

During 2015 and 2016, the microcredit companies in Wujiang area went through the most difficult time since their inceptions in 2008. Three of them went bankrupt while the remainder are struggling with high default rates due to the poor economic condition, especially the slow-down in the textile industry. The operations of Wujiang Luxiang were also affected. For the year ended December 31, 2016, we had a revenue of $2.2 million and a net loss of $2.0 million compared to a loss of $55.8 million and net loss of $61.3 million in 2015, a change of 104% and 97%, respectively. As a result of the deteriorating economic condition, we experienced a substantial increase in the amount of default loans in both our direct lending and guarantee business. The amount of underlying loans we guaranteed has been reduced by 6.8% to $10.9 million as of December 31, 2016 compared to $11.7 million as of December 31, 2015. As the rate of fees and commissions generated from the guarantee business has been decreasing, the Company decided that the revenue does not justify the default risks involved in the guarantee business, and therefore expects to further reduce the traditional guarantee business and hold off on pursuing the guarantee business to be provided via the Kaixindai Financing Services Jiangsu Co. Ltd (“Kaixindai”) platform as previously planned. Management may actively resume the guarantee business in the future if economic conditions improve.

Our financial leasing services were previously expected to be provided to a diverse base of customers, including textile and other manufacturing companies, railroads, port facilities, local bus, and rail companies and municipal governments. Customers will include existing clients of Wujiang Luxiang in addition to new clients. PFL, our wholly owned subsidiary, planned to provide leases on both new and used manufacturing equipment, medical devices, transportation vehicles and industrial equipment, purchased both domestically and from foreign suppliers, to meet its customer’s needs. In 2015, PFL entered into two financial leasing agreements for an aggregate of $5.61 million in lease receivables. We do not currently have further funds to deploy in the financial leasing business and plan to hold off expansion of the leasing business until otherwise determined by the management based on the economic environment and other considerations.

Going Concern

The unaudited condensed interim consolidated financial statements of the Company included in this Proxy have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably, to generate cash flows from operations, and to pursue financing arrangements to support its working capital requirements. The conditions described below raises substantial doubt about the Company’s ability to continue as a going concern within one year from the date of this filing.

1)	Limited funds necessary to maintain operations

The Company had an accumulated deficit of US$78,764,900 as of September 30, 2017. In addition, the Company had a negative net asset of US$774,251 as of September 30, 2017.  As of September 30, 2017, the Company had cash and cash equivalents of US$3,030,468, and total short-term borrowings of nil. Caused by the limited funds, the management assessed that the Company was not able to keep the size of lending business within one year from the filing of Form 10-Q.

The Company is actively seeking other strategic investors with experience in lending business. If necessary, the shareholders of Wujiang Luxiang will contribute more capital into Wujiang Luxiang.

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2)	Recurring operating loss

During the nine months ended September 30, 2017, the Company incurred operating loss of US$8,530,244. Affected by the reduction of lending business and guarantee business and increased loss loans, the management was in the opinion that recurring operating losses would be made within one year from the issuance of the filing.

The Company continues to use its best effort to improve collection of loan receivable and interest receivable. Management engaged two PRC law firms to represent the Company in the legal proceedings against the borrowers and their counter guarantors.

3)	Negative operating cash flow

During the nine months ended September 30, 2017, the Company incurred negative operating cash flow of US$1,248,629. Affected by significant balance of charged-off interest receivable, the management assessed the Company would continue to have negative operating cash flow within one year from the issuance of the filing.

The Company continues to reduce the redundant headcount and entered into a new office lease with lower rent commitment since January 1, 2017 to improve operating cash flow.

4)	Downward industry

Most loan customers are from textile industry which has been facing downward pressure. Additionally, adversely affected by emergence of internet finance entities, the Company was facing fierce competition. Considering the high risks from both customers and competitors, management assessed the Company would further reduced the loan business without strong financial support.

Considering the above factors, the Company, on August 9, 2017, entered into Certain Share Exchange Agreement (“Exchange Agreement”) with the parent company of Sorghum Investment Holdings Limited (“Sorghum”). Pursuant to the terms of the Exchange Agreement, CCCR will acquire 100% of the outstanding shares of Sorghum through issuance of 152,587,000 of its common shares. This transaction will be accounted for as a “reverse acquisition” since, immediately following completion of the transaction, the shareholders of Sorghum immediately prior to the transaction will effectuate control of the Company, through its 87.9% ownership interest in the post-merger entity.

While management believes that the measures in the liquidity plan will be adequate to satisfy its liquidity and cash flow requirements for the twelve months after the financial statements are available to be issued, there is no assurance that the liquidity plan will be successfully implemented. Failure to successfully implement the liquidity plan will have a material adverse effect on the Company’s business, results of operations and financial position, and may materially adversely affect its ability to continue as a going concern.

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Emerging Growth Company Status

We are an “emerging growth company,” as defined in the Jumpstart Our Business Startups Act, (the “JOBS Act”) and we are eligible to take advantage of certain exemptions from various reporting and financial disclosure requirements that are applicable to other public companies that are not emerging growth companies, including, but not limited to, (1) presenting only two years of audited financial statements and only two years of related management’s discussion and analysis of financial condition and results of operations in our initial public offering, (2) not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), (3) reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and (4) exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and stockholder approval of any golden parachute payments not previously approved. We intend to take advantage of these exemptions. As a result, stockholders may have less information then they might otherwise have.

In addition, Section 107 of the JOBS Act also provides that an emerging growth company can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act of 1933, as amended (the “Securities Act”), for complying with new or revised accounting standards. As a result, an emerging growth company can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We elected to opt out of such extended transition period and acknowledge such election is irrevocable pursuant to Section 107 of the JOBS Act.

We could remain an emerging growth company for up to five years, or until the earliest of (1) the last day of the first fiscal year in which our annual gross revenues exceed $1 billion, (2) the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter and we have been publicly reporting for at least 12 months, or (3) the date on which we have issued more than $1 billion in non-convertible debt during the preceding three-year period.

Corporate Structure

China Commercial Credit, Inc. is a holding company that was incorporated under the laws of the State of Delaware on December 19, 2011. The Company, through its indirect wholly-owned subsidiary, Wujiang Luxiang Information Technology Consulting Co. Ltd. (“WFOE”), a limited liability company formed under the laws of the PRC on September 26, 2012, controls Wujiang Luxiang, a company established under the laws of the PRC on October 21, 2008, through a series of contractual arrangements. CCC International Investment Ltd. (“CCC BVI”), a company incorporated under the laws of the British Virgin Islands (“BVI”) on August 21, 2012, is wholly owned by the Company. CCC BVI wholly owns CCC International Investment Holding Ltd. (“CCC HK”), a company incorporated under the laws of the Hong Kong S.A.R. of the PRC on September 4, 2012. WFOE is wholly owned by CCC HK. On September 5, 2013, CCC HK incorporated PFL a wholly owned subsidiary, to start our financial leasing business.

On April 11, 2015, WFOE delivered a notice of termination to Pride Information Technology Co. Ltd. (“Pride Online”), a domestic entity established on February 19, 2014 and 100% owned by Huichun Qin, a former officer and director of the Company, to terminate the VIE agreements by and among the parties. The Company entered into the VIE agreements with Pride Online in order to provide WFOE absolute control over the economic interest in Pride Online. As a result of the termination notice, the contractual arrangements by and among the Company, Mr. Qin and Pride Online terminated as of May 11, 2015 and WFOE no longer controls Pride Online.

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The following diagram illustrates our corporate structure as of the date of this Proxy:

China Commercial Credit, Inc.
Delaware
("CCC" or the "Company")
Incorporated on December 19, 2011
100%
CCC International Investment Ltd. ("CCC BVI")
Incorporated on August 21, 2012
100%
CCC International Investment Holding Ltd ("CCC HK")
Incorporated on September 4, 2012
Offshore
Onshore
100%
Wujiang Luxiang Rural Microcredit Co. Ltd. ("Wujiang Luxiang") Established on October 21, 2008
(1)
Wujiang Luxiang Information Techology Consulting Co. Ltd. ("WFOE") Established on September 26, 2012
Pride Financial Leasing (Suzhou) Co. Ltd ("PFL") Established on September 5, 2013

(1) Pursuant to a series of contractual arrangements, WFOE effectively controls and manages the business activities of Wujiang Luxiang.

Contractual Arrangements between WFOE and Wujiang Luxiang

There is no PRC state, provincial or local laws, rules and regulations prohibiting or restricting direct foreign equity ownership in companies engaged in rural microcredit business. However, the provincial authorities regulate microcredit companies through strict licensing requirements and approvals procedures. Direct controlling foreign ownership in a for-profit microcredit company has never been approved by competent Jiangsu government authorities. Based on the current position taken by the competent Jiangsu government authorities, direct foreign controlling ownership of a for-profit rural microcredit company will not be approved in the foreseeable future.

As such, neither we nor our subsidiaries own any equity interest in Wujiang Luxiang. Instead, we control and receive the economic benefits of Wujiang Luxiang’s business operation through a series of contractual arrangements. WFOE, Wujiang Luxiang and its shareholders entered into a series of contractual arrangements, also known as VIE Agreements, on September 26, 2012. The VIE Agreements are designed to provide WFOE with the power, rights and obligations equivalent in all material respects to those it would possess as the sole equity holder of Wujiang Luxiang, including absolute control rights and the rights to the assets, property and revenue of Wujiang Luxiang. Based on a legal opinion issued by Dacheng Law Offices to WFOE, the VIE Agreements constitute valid and binding obligations of the parties to such agreements, and are enforceable and valid in accordance with the laws of the PRC.

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Each of the VIE Agreements is described in detail below:

Exclusive Business Cooperation Agreement

Pursuant to the Exclusive Business Cooperation Agreement between Wujiang Luxiang and WFOE, WFOE provides Wujiang Luxiang with technical support, consulting services and other management services relating to its day-to-day business operations and management, on an exclusive basis, utilizing its advantages in technology, human resources, and information. Additionally, Wujiang Luxiang granted an irrevocable and exclusive option to WFOE to purchase from Wujiang Luxiang, any or all of Wujiang Luxiang’s assets at the lowest purchase price permitted under the PRC laws. WFOE may exercise, at its sole discretion, the option to purchase equity interests of Wujiang Luxiang from all the 12 equity holders of Wujiang Luxiang (the “Wujiang Shareholders”) permitted by PRC laws. Should WFOE exercise such option, the parties shall enter into a separate asset transfer or similar agreement. For services rendered to Wujiang Luxiang by WFOE under this agreement, WFOE is entitled to collect a service fee calculated based on the time of services rendered multiplied by the corresponding rate, the plus amount of the services fees or ratio decided by the board of directors of WFOE based on the value of services rendered by WFOE and the actual income of Wujiang Luxiang from time to time, which is approximately equal to the net income of Wujiang Luxiang.

The Exclusive Business Cooperation Agreement shall remain in effect for ten years unless it is terminated by WFOE with 30-day prior notice. Wujiang Luxiang does not have the right to terminate the agreement unilaterally. WFOE may unilaterally extend the term of this agreement with prior written notice.

The sole director and president of WFOE, Mr. Long Yi, is currently managing Wujiang Luxiang pursuant to the terms of the Exclusive Business Cooperation Agreement. WFOE has absolute authority relating to the management of Wujiang Luxiang, including but not limited to decisions with regard to expenses, salary raises and bonuses, hiring, firing and other operational functions. The Exclusive Business Cooperation Agreement does not prohibit related party transactions. The audit committee of CCC is required to review and approve in advance any related party transactions, including transactions involving WFOE or Wujiang Luxiang.

Share Pledge Agreement

Under the Share Pledge Agreement between the Wujiang Shareholders and WFOE, the Wujiang Shareholders pledged all of their equity interests in Wujiang Luxiang to WFOE to guarantee the performance of Wujiang Luxiang’s obligations under the Exclusive Business Cooperation Agreement. Under the terms of the agreement, in the event that Wujiang Luxiang or its shareholders breach their respective contractual obligations under the Exclusive Business Cooperation Agreement, WFOE, as pledgee, will be entitled to certain rights, including, but not limited to, the right to collect dividends generated by the pledged equity interests. The Wujiang Shareholders also agreed that upon occurrence of any event of default, as set forth in the Share Pledge Agreement, WFOE is entitled to dispose of the pledged equity interest in accordance with applicable PRC laws. The Wujiang Shareholders further agree not to dispose of the pledged equity interests or take any actions that would prejudice WFOE’s interest.

The Share Pledge Agreement shall be effective until all payments due under the Exclusive Business Cooperation Agreement have been paid by Wujiang Luxiang. WFOE shall cancel or terminate the Share Pledge Agreement upon Wujiang Luxiang’s full payment of fees payable under the Exclusive Business Cooperation Agreement.

Exclusive Option Agreement

Under the Exclusive Option Agreement, the Wujiang Shareholders irrevocably granted WFOE (or its designee) an exclusive option to purchase, to the extent permitted under PRC law, once or at multiple times, at any time, part or all of their equity interests in Wujiang Luxiang. The option price is equal to the capital paid in by the Wujiang Shareholders subject to any appraisal or restrictions required by applicable PRC laws and regulations. As of the date of this report, if WFOE exercised such option, the total option price that would be paid to all of the Wujiang Shareholders would be $51.2 million, which is the aggregate registered capital of Wujiang Luxiang. The option purchase price shall increase in the event that the Wujiang Shareholders make additional capital contributions to Wujiang Luxiang, including when the registered capital is increased upon Wujiang Luxiang receiving the proceeds from our initial public offering.

The agreement remains effective for a term of ten years and may be renewed at WFOE’s election.

Power of Attorney

Under the Power of Attorney, the Wujiang Shareholders authorize WFOE to act on their behalf as their exclusive agent and attorney with respect to all rights as shareholders, including but not limited to: (a) attending shareholders’ meetings; (b) exercising all the shareholder’s rights, including voting, that shareholders are entitled to under the laws of China and the Articles of Association of Wujiang Luxiang, including but not limited to the sale or transfer or pledge or disposition of shares in part or in whole; and (c) designating and appointing on behalf of shareholders the legal representative, the executive director, supervisor, the chief executive officer and other senior management members of Wujiang Luxiang.

Although it is not explicitly stipulated in the Power of Attorney, the term of the Power of Attorney shall be the same as the term of that of the Exclusive Option Agreement.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as the Wujiang Shareholder is a shareholder of Company.

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Timely Reporting Agreement

To ensure Wujiang Luxiang promptly provides all of the information that WFOE and the Company need to file various reports with the SEC, a Timely Reporting Agreement was entered between Wujiang Luxiang and the Company.

Under the Timely Reporting Agreement, Wujiang Luxiang agrees that it is obligated to make its officers and directors available to the Company and promptly provide all information required by the Company so that the Company can file all necessary SEC and other regulatory reports as required.

Although it is not explicitly stipulated in the Timely Reporting Agreement, the parties agreed its term shall be the same as that of the Exclusive Business Cooperation Agreement.

Our Business

General

We currently have three business lines, lending, guarantee and financial leasing.

For our lending and guarantee services, we generally provide direct loans and guarantee services, to borrowers located within City of Wujiang, Jiangsu Province of China. In our direct loan business, we provide short-term loans to the borrowers and generate interest income. In our guarantee business, we act as a guarantor to borrowers applying for short-term direct loans with other lenders and generate fee income. Our clients in both the direct loan and guarantee businesses are primarily SMEs, farmers and individuals who generally use the proceeds of the loans for business related purposes. We are not dependent on any one borrower in either our direct loan or guarantee business.

We fund our lending and guarantee operations by using our registered capital, drawing down from the line of credit we have with state-owned or commercial banks, and using cash generated from our operations. As of December 31, 2016, we had repaid all outstanding bank loans and had US$nil balance of short-term loans. Currently there is $4.5 million (RMB 29 million) available under the line of credit. This line of credit was granted to Wujiang Luxiang since its inception in 2008 as a provincial government’s measure to support rural microcredit company’s operations. The total line of credit decreased from RMB 150 million to RMB 100 million during 2014 due to PBOC’s tightened monetary policy. Interest rates under this line of credit vary, but have been no more than 110% of the PBOC benchmark interest rate (the “PBOC Rate”).

On September 5, 2013, we formed PFL to start our financial leasing business. PFL is licensed by SAIC to provide leasing services in all of the Chinese provinces. PFL offers financial leases on machinery and equipment, public transportation vehicles, and medical devices to municipal government agencies, public transportation agencies, hospitals and SMEs in Jiangsu Province and other provinces. As of December 31, 2016, PFL incurred two finance lease transactions with total lease receivables of $5.61 million.

Our Services

Direct Loans

We provide direct loans to borrowers with terms not exceeding one year. During 2016 and 2015 the average principal loan amount we provided was approximately $527,234 and $208,527, respectively. The interest rate we charge on a specific direct loan depends on a number of factors, including the type of borrower and whether the loan is secured or unsecured. We also take into account the quality of the collateral or guarantee given and the term of the loan.

Interest on our loans is usually payable monthly and averaged 12.68% and 13.50% for our direct loan portfolio for the twelve months ended December 31, 2016 and 2015, respectively. Under certain Jiangsu banking regulations, since August 2012, we are allowed to charge an interest rate within the range of 0.9 time and 3 times PBOC Rate. As of December 31, 2016, the PBOC Rate was set at 4.35% per annum for one-year term loans and 4.35% for six-month term loans. During the fiscal year ended 2016, the average interest rate we charged to SMEs was three times the PBOC Rate or 13.39% for one-year term loans and 11.61% for six-month term loans. The interest on loans to farmers is subsidized by the Jiangsu government and usually results in farmers paying a rate lower than that of loans to SME’s.

We offer both secured and unsecured direct loans. As of December 31, 2016, there were 111 direct loans outstanding, with a total aggregate outstanding balance of approximately $58.5 million and interest rates ranging from 9.6% to 19.44% and original terms of the loans ranging from 1 month to 12 months, none of which were unsecured loans. The following table sets forth a summary of our direct loan portfolio as of December 31, 2015 and 2016:

	Total Outstanding Balance as of 12/31/2015	Percentage of the Total Loan Portfolio as of 12/31/2015	Total Outstanding Balance as of 12/31/2016	Percentage of the Total Loan Portfolio as of 12/31/2016
Guarantee backed loans	59,008,573	93.6%	55,461,801	94.8%
Collateral backed loans	4,068,147	6.4%	3,061,180	5.2%
Total:	63,076,720	100%	58,522,981	100%

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All our loans are secured. We offer two types of secured loans:

●	loans guaranteed by a third party, referred to in China as “guarantee-backed loans” ; and

●	loans secured by real property, referred to in China as “collateral-backed loans”.

Guarantee backed loans

In the case of guarantee backed loans, the third party guarantor and the borrower are jointly and severally liable for the repayment of the loan. The third party guarantor, whether being an individual or legal entity, must be creditworthy. We do not require any asset from the borrower as collateral for such guarantee-backed loans.

Collateral backed loans

In the case of collateral backed loans, the borrowers provide land use rights or building ownership as collateral for the loan.

For loans secured by land use rights, the principal amount we grant is no more than 50-70% of the value of the land use rights. The percentage varies depending on the liquidity of the land use rights. For loans secured by building ownership, the principal amount we grant can be up to 100% of the value of the building. We engage independent appraisal firms to determine the value of the land use rights or the building.

Prior to funding a direct loan secured by land use rights or building ownership, we register our security interest in the collateral with the appropriate government authority. In the event the borrower defaults, we take legal actions including legal proceedings against the default borrower and enforcement action resulting in the court’s sale of the asset through an auction.

Guarantee Services

We also provide guarantees to third party lenders on behalf of borrowers applying for loans with such other lenders. Our guarantee is a commitment by us to repay the loan to the lender if the borrower defaults. We, as the third party guarantor, are jointly and severally liable with the borrower for the repayment of the full amount of the loan. We have cooperation agreements with six state-owned and commercial banks pursuant to which we are accepted as a guarantor.

In order for us to agree to act as a guarantor, a borrower must provide a counter-guarantor to us or acceptable collateral to the third party lender such as land use rights, building ownership, or a negotiable instrument. In addition, the borrower must deposit cash with us in an amount equal to the amount we are required to deposit with the third party lender which is usually 10% to 20% of the principal amount of the loan. If the borrower defaults and we pay the lender on the borrower’s behalf, we will first recover from the cash deposit the borrower provided us and then demand the counter-guarantor make payment to us or recover the payment from the sale proceeds of the collateral asset.

In exchange for our guarantee, the borrowers pay us guarantee fees. We charge a per annum guarantee fee ranging from 1.56% to 1.80% of the principal amount of the underlying loan. The guarantee fees are payable in full when the guarantee is made. The criteria in determining the guarantee fee paid by the borrower are summarized in the following table:

Types of Security Interest	New Client	Previous or Existing Client
Land Use Rights or Building Ownership	1.68% of the principal amount of the underlying loan multiplied by the number of years of the guarantee	1.56% of the principal amount of the underlying loan multiplied by the number of years of the guarantee

Counter-Guarantor	1.80 % of the principal amount of the underlying loan multiplied by the number of years of the guarantee	1.62 % of the principal amount of the underlying loan multiplied by the number of years of the guarantee

In addition to the fee income, we earn interest on the refundable cash deposits provided to us by the borrowers. Such cash deposits are required to be made to our bank account when we approve the guarantee application. After the expiration of the guarantee term, such cash deposits, without interest, will be refunded to the borrower once we receive a notice from the third party lender confirming termination of our guarantee obligation.

As of December 31, 2016, we have provided guarantees for a total of $10.9 million underlying loans to approximately 14 borrowers.

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Due to a substantial increase in the amount of default loans in the loan guarantee business, the amount of underlying loans we guaranteed has been reduced by 6.5% as of December 31, 2016 compared to as of December 31, 2015. As the rate of fees and commissions generated from the guarantee business has been decreasing, the Company has decided that the revenue does not justify the default risks involved, and therefore expects to further reduce the traditional guarantee business and hold off on pursuing the guarantee business to be provided via the Kaixindai platform as previously planned. Management may actively resume the guarantee business in the future if economic conditions improve.

Following the Acquisition, CCCR does not intend to provide guarantees for loans facilitated on Sorghum Group’s platforms in the short term.

Financial Leasing Services

On September 5, 2013, we formed PFL, a wholly owned subsidiary, to start our financial leasing business. PFL is licensed by SAIC to provide leasing services in all of the Chinese provinces. PFL plans to offer financial leases on machinery and equipment, public transportation vehicles, and medical devices to municipal government agencies, public transportation agencies, hospitals and SMEs in Jiangsu Province and other provinces. As of the date of this report, PFL entered into two financial leasing agreements for an aggregate of $5.61 million in loan receivables. We do not currently have further funds to deploy in the financial leasing business.

We had used substantially all of the net proceeds from the follow-on public offering closed in May 2014 to increase the registered capital of PFL and corresponding financing leasing capacity. Currently, PFL is approved to have a registered capital of $50 million. We were required to contribute 15% of the $50 million by December 4, 2013. In 2014, we orally obtained an extension from the relevant government authority to delay the initial contribution without any monetary penalty. In October 2014, approximately $5.7 million (RMB 30.7 million) of the net proceeds raised in our follow-on public offering closed in May 2014 was transferred to PFL to increase its registered capital.

Due to the short history of China’s financial leasing industry, there are certain gaps in relevant PRC law. There is no nation-wide uniform equipment title registration process and system in China and each municipality adopts different procedures. As such, our ownership interest on the leased property may be threatened. In addition, there is no guidance on the reserve requirement for financial leasing companies. Based on the past experience and expected customer default status of financial leasing services, the Company estimates the probable loss for financial leasing services to be approximately 70% of outstanding balance as of December 31, 2016 We believe such reserve should be sufficient to cover potential financial leasing loss in the first few years of PFL’s operations. We may adjust these rates as we roll out our operations.

Loan/Guarantee Application, Review and Approval Process

We have a standard process with regard to how a loan or guarantee application is reviewed, processed and approved. The same process applies to both applications for direct loans and for guarantees.

The application process starts with an inquiry from potential borrowers to our Loan Officer. The Loan Officer has the discretion whether to accept the inquirer as an applicant. If accepted, the Loan Officer assists in the preparation of an application package and implements a field visit of the applicant.

The application package usually includes the following items in order for it to be considered:

●	Summary of the desired loan/guaranty: general description of the borrower, use of proceeds, amount, term of the loan, guarantee, collateral or counter-guarantee to be provided.
●

Identity information: if the borrower is a legal entity, we require articles of incorporation, business license, state and local tax registration certificates, copies of the personal identification cards of all the shareholders and the legal representative; if the borrower is an individual, we require copies of personal identification cards of all the borrowers.

●	Banking relationship documents: including loan application with banks or other lenders, permission to open bank accounts, and credit record.
●	Financial reports such as prior three years’ financial statements, interim financial reports, and recent tax returns.
●	Business operation documents including samples of sales contracts or customer contracts, and utility bills over the past few months.
●	Consents: if the borrower is an entity, board or shareholder consent for the loan.

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The flow chart below summarizes the loan/guarantee application, review and approval process.

The reviews during steps 1, 2, 3 and 4 are deemed Level One review. The Loan Review Committee’s review is deemed Level Two review. The General Manager’s final review is the Level Three review. Typically, it takes one to two weeks to complete our review.

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Loan Extension and Renewal

In our direct loan business, if a borrower has difficulty repaying the principal amount and/or accrued interest in full at the maturity date due to a temporary situation, the borrower may choose to either apply for an extension of the term or a renewal of the loan. The extension or renewal applications are reviewed in accordance with the same loan application, review and approval process outlined above. In our guarantee business, we generally do not extend the guarantee period.

Loan Extension

We will generally approve loan extensions for borrowers who have made timely interest payments, are capable of paying the balance and have loans secured by sufficient collateral or guaranteed by an acceptable guarantor. The term of the loan extensions we grant is generally no longer than the term of the original loan and we only agree to extend a loan one time. If the loan extension application is not approved prior to the original maturity date of the loan, it will be transferred to the collection department and labeled as a default loan. As of December 31, 2016 and 2015, extended loans constituted 0.00% and 1.33% of our total outstanding direct loan balance, respectively. During 2015, the Company approved extensions to certain default customers who demonstrated a strong likelihood to repay or already paid part of this outstanding principal and interest. Management believes that extending the term of the default loans instead of suing the borrowers will give the borrowers a better chance to recover during the extended term and thus make the repayment. We treated these extended loans according to their original terms in our loan loss reserve provision calculation.

Loan Renewal

Many of our borrowers repay their loans and re-borrow at a later date, being referred to as a “loan renewal”. We consider a renewed loan a new loan, not a loan extension, despite our previous relationship with the borrower. Prior to the maturity date of the loan, the borrower may choose to apply to renew the loan. In order for the loan renewal application to be approved, the borrower must agree to repay the existing loan’s principal amount and accrued interest in full before the renewal application is approved. Although we do not have a specific clean-up period policy, we do require that the period of time between repayment of the existing loan and the funding of the new loan to be 2-10 days. As of December 31, 2016 and 2015, renewed loans constituted 0.00% and 15.2% of our total outstanding direct loan balance, respectively. During 2016, we did not approve any loan renewal.

Collection Procedure

We have standard collection procedures in our direct loan business. We call every borrower approximately 15 days prior to the maturity date to remind them that if we do not receive the repayment in full on the maturity date, we will send a written collection notice within 7 days after the maturity date. The Loan Officer will frequently call and make on-site visits to a borrower upon a loan going into default. Within 90 days after the default, our legal counsel will send warning letters to the default borrower. If the outstanding amount cannot be collected within 180 days after the maturity date and the parties could not reach an agreement on a specific repayment plan, we will initiate legal proceedings in the court.

We apply the same collection procedure in our guarantee business. The only difference is that we will collect from both the borrowers (including recovery from the cash deposit the borrowers deposit with us) and the counter-guarantor or pursue recovery from the collateral.

We will apply the same collection procedure in our financial leasing business.

Description of Our Financial Leasing Business

Target Customers

PFL previously planned to serve a diverse base of customers, including textile and other manufacturing companies, railroads, port facilities, local bus and rail companies and municipal governments. Customers will include existing clients of the Company in addition to new clients.

The two customers whom PFL provided financial leasing to during 2015 are local SMEs in the manufacturing industry. They are existing borrowers in our lending business. They paid off the outstanding principal and interest of their loans before the Company provided the financial leasing to them.

We do not currently have further funds to deploy in the financial leasing business and plan to hold off expansion of the leasing business until otherwise determined by the management based on the economic environment and other considerations.

Risk Management

Credit Risk

As a microcredit lender, credit risk is the most significant risk for our business. In our direct loan business, we suffer financial loss when a borrower defaults and full collection cannot be achieved. In our guarantee business, in the event the borrower defaults in its payment obligation and we pay the lender on behalf of the borrower, we suffer financial loss when we cannot recover the full amount of the payment we paid to the lender (after collection from the cash deposit provided by the borrower) from the counter guarantor or the sale proceeds of the collateral. In our financial leasing business, we suffer financial loss when a lease defaults while we are unable to lease the equipment at the same or better leasing terms in a timely manner.

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Risk Assessment

We apply the same risk assessment approach and procedures for direct lending, guarantee as well as financial leasing activities. We have a dedicated Risk Department which assesses and evaluates the credit risks through in-house research and analysis. We follow the methodology and procedure outlined in our risk assessment guidelines. According to our risk assessment guidelines, the basic principle is that the bench mark ratio multiplied by the financial risk quotient and non-financial risk quotient and the result is the comprehensive risk ratio. The financial risk quotient takes into consideration 16 factors in three categories, i.e. leverage, profitability and growth. The non-financial risk quotient takes into consideration 12 factors in four categories, i.e. industry risk, enterprise risk, management risk and other risks. In summary, our Risk Department assesses the credit risks based on the payment ability of the underlying obligors, transaction structure as well as the industry of borrower and the general economic condition of the market in which we operate.

Risk Control

In our direct lending business, we assess, monitor and control the credit risks both before and after the loan is extended.

As discussed above, we assess the risks through the loan application, review and approval process. Our Risk Department quantifies the risks related to a loan application in a risk assessment report by classifying the loan into one of three categories. A loan with a score of less than 0.35 points is deemed to be a low-risk loan. A loan with a score of between 0.35 and 0.5 points is considered a medium-risk loan. A loan with a score higher than 0.5 points will be classified as a high-risk loan. We have higher requirements for the collateral and require the guarantor to be of higher payment capacity for loans labeled as higher risk.

After the loan or guarantee application is approved, we continue to monitor the credit risk. Our Loan Officers collect the borrower’s financial statements at the end of each quarter and conduct periodic field trips to the borrower’s facilities to observe its operation, sales, ability to make timely repayments, etc. Based on the Loan Officer’s report, the comprehensive risk ratio of each loan is reviewed on a quarterly basis and adjustments are made to the ratio as necessary, according to the borrower’s operational and financial position and other factors outlined above. We label each outstanding loan as “Good”, “Maintenance” or “Contraction”. For “Good” loans, we may extend further credit. For “Maintenance” loans, we will maintain the current credit level. For “Contraction” loans, we may reduce credit to the borrower.

We will apply the same risk control procedure for the financial leasing business.

Liquidity Risk

Liquidity risk is the risk to a bank’s earnings and capital arising from its inability to timely meet obligations when they come due without incurring unacceptable losses. As a microcredit company, we are prohibited by PRC banking regulations to accept deposits from the public. Our funding sources include our registered capital, draw-down ability from any lines of credit we have with state-owned or commercial banks as well as cash generated from our operations. Liquidity risk in our operation is therefore limited. We monitor the repayment of loans drawn from the line of credit with Agricultural Bank of China, the only line of credit we currently have.

Allowance for Loan Loss

Reserve for Direct Loan

The allowance for loan losses is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. Management performs a quarterly evaluation of the adequacy of the allowance. The allowance is based on the Company’s past loan loss history, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires material estimates that may be susceptible to significant revision as more information becomes available.

The allowance is calculated at portfolio-level since our loans portfolio is typically of smaller balance homogenous loans and is collectively evaluated for impairment. Additionally, the management also reviewed the portfolio on a loan by loan basis and individually evaluated for impairment if any.

For the purpose of calculating portfolio-level reserves, we have grouped our loans into two portfolio segments: Corporate and Personal. The allowance consists of the combination of a quantitative assessment component based on statistical models, a retrospective evaluation of actual loss information to loss forecasts, value of collaterals and could include a qualitative component based on management judgment.

In estimating the probable loss of the loan portfolio, the Company also considers qualitative factors such as current economic conditions and/or events in specific industries and geographical areas, including unemployment levels, trends in real estate values, peer comparisons, and other pertinent factors such as regulatory guidance. Finally, as appropriate, the Company also considers individual borrower circumstances and the condition and fair value of the loan collateral, if any.

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In our direct loan business, we calculate the provision for loan loss reserve as below

1.	General Reserve - is based on total loan receivable balance and to be used to cover unidentified probable loan loss. The management assessed the General Reserve is required to be no less than 1% of total loan receivable balance.

2.	Special Reserve - is fund set aside covering losses due to risks related to a particular country, region, industry, company or type of loans. The reserve rate could be decided based on management estimate of loan collectability. The Loan portfolio did not include any loans outside of the PRC.

While management uses the best information available to make loan loss allowance evaluations, adjustments to the allowance may be necessary based on changes in economic and other conditions or changes in accounting guidance

Reserve for the Guarantee Services.

A provision for possible loss to be absorbed by the Company for the financial guarantee it provides is recorded as an accrued liability when the guarantees are made and recorded as “Accrual for financial guarantee services” on the consolidated balance sheets. This liability represents probable losses and is increased or decreased by accruing a “Reversal of provision /(Provision) for financial guarantee services” against the income of commissions and fees on guarantee services reserve.

This is done throughout the life of the guarantee, as necessary when additional relevant information becomes available. The methodology used to estimate the liability for possible guarantee loss considers the guarantee contract amount and a variety of factors, which include, depending on the counterparty, latest financial position and performance of the borrowers, actual defaults, estimated future defaults, historical loss experience, estimated value of collaterals or guarantees the customers or third parties offered, and other economic conditions such as the economy trend of the area and the country. The estimates are based upon currently available information.

Based on the past experience and expected customer default status of financial guarantee services, the Company estimates the probable loss for immature financial guarantee services to be approximately 55% and 50% of contract amount as of December 31, 2016 and 2015, and made a provision of US$6,005,609 and US$5,691,253 as of these two reporting dates, respectively, for possible credit risk of its guarantees. In addition, the Company accrued specific provisions for repayment on behalf of guarantee customers who defaulted on their loans, in the amount of US$11,641,868 and US$13,631,304 as of December 31, 2016 and 2015, respectively. The total accrual for financial guarantee services amounted to US$17,647,477 and US$19,322,557 as of December 31, 2016 and 2015, respectively. The Company reviews the provision on a quarterly basis.

As of December 31, 2016 and 2015, the total outstanding balance we guaranteed was and $10,893,089 and $11,653,342 and the accrual for financial guarantee services was $17,647,477 and $19,322,557, respectively.

Reserve for the Financial Leasing Services

The provision for financial leasing services is estimated throughout the life of the financial lease, as necessary when additional relevant information becomes available. The methodology used to estimate the reserve for possible financial leasing loss considers the contract amount and a variety of factors, which include, depending on the counterparty, latest financial position and performance of the lessees, actual defaults, estimated future defaults, historical loss experience, estimated value of collaterals or guarantees the lessees or third parties offered, and other economic conditions such as the economy trend of the area and the country. The estimates are based upon currently available information.

Business Strategy

As we anticipate the economic condition will remain challenging in the next 12 months, the Company plans to aggressively collect the default loans and guarantees with all available legal remedies. The Company also plans to closely monitor the trend in the microfinance industry and may explore microfinance products and services other than lending, guarantee and financial leasing to SMEs.

When the economic condition substantially improves in the future, we intend to implement three primary strategies to expand and grow the size of our Company: (i) increase our lending capacity through the cash generated from operations and through increases in our registered capital by additional equity and/or debt financing, (ii) implementation of our financial leasing business plan in Jiangsu province and other Chinese provinces, and (iii) potential acquisitions of similar microcredit companies in Jiangsu Province, China.

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Organic growth will occur through expansion of our direct loan and guarantee services directed at SMEs and farmers. Our existing direct loan and guarantee services could also be expanded by increasing our registered capital base with proceeds of future financings. The lending capacity of Wujiang Luxiang is limited to the aggregate of its registered capital, any proceeds from borrowings and profits generated from operation, subject to certain statutory reserve deductions required under the PRC laws and regulation. According to a policy named “Opinions Regarding Further Pushing Forward the Reform of Rural Microcredit Companies,” Su Zheng Ban Fa (2011) No. 8 (“Jiangsu Document No. 8”), the maximum obligation Wujiang Luxiang is allowed to provide guarantees for is three times its net capital. As of December 31, 2016, the registered capital of Wujiang Luxiang was approximately $51.2 million. Under PRC laws, the registered capital refers to the total amount of equity investment made by the shareholders. Once the registered capital is established, it cannot be used for purposes beyond the approved business scope of that entity. Because our target market has been historically underserved by the state-owned and commercial banks in China, we believe there will be a continued high demand for our services and we will be able to attract a steady flow of borrowers.

Also, we believe that we may have the opportunity to acquire other microcredit companies of similar size and scope in Jiangsu province, China. As a result of such acquisitions, we may expand our geographic coverage by obtaining requisite licenses to conduct business in other cities in Jiangsu province. We intend to actively pursue acquisition opportunities as they arise, although we currently do not have any written or oral binding agreements, arrangements or understandings with any acquisition target and there can be no assurance that we will be able to locate any target or negotiate definitive agreements with them.

Competition for Our Lending and Guarantee Business

The number of microcredit companies in China is increasing rapidly. According to data compiled by PBOC and released on its website, as of December 2016, there were approximately 8,910 microcredit companies in China and the total loan balance from microcredit companies stood at $149.5 billion (RMB 941.0 billion). In Jiangsu province, there are about 636 microcredit companies with total paid-in capital of $13.90 billion (RMB 89.6 billion) and a total outstanding balance of $16.55 billion (RMB 106.1 billion) as of December 31, 2016, according to PBOC.

Due to the poor economic condition in the Wujiang area, especially the slow-down in the local textile industry, many microcredit companies including most of our competitors went bankrupt during 2015. We believe currently we have only one competitor in the Wujiang region.

Competitive Strengths for Our Lending and Guarantee Business

We believe there are several key factors that will continue to differentiate us from other microcredit companies in the city of Wujiang.

●	Experienced Management Team. We have a senior management team that has time-tested, hands-on experience with a high degree of market knowledge and a thorough understanding of the lending industry in China. Members of our management team have an average of over 25 years of previous banking, accounting or other relevant experience. We believe that our management’s significant experience in the lending industry and our efficient underwriting process allow us to more carefully determine to whom to lend to and how to structure the loans.

●	Stable Relationship with State-Owned Banks and Commercial Banks. We have established relationships with local branches of the state-owned and provincial commercial banks. We have established guarantee cooperation relationships with China Construction Bank, Agricultural Bank of China, Bank of Communications, China CITIC Bank Agriculture Commercial Bank and Jiangsu Bank pursuant to which these banks previously have agreed to accept us as a guarantor for third party loans. Although there is no written agreement or understanding between these banks and us with regard to the referral of lending business, we believe that the reputation of our management team will enable us to maintain and develop good relationships with the local branches of these state owned and commercial banks.

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●	Early Entrance and Good Reputation. We are one of the first microcredit companies approved in the city of Wujiang region. We have strong brand recognition among the small borrowers in the city of Wujiang, which we believe should create a steady flow of business from borrowers.

●	Stable Borrower Base. Our early entrance into the micro credit market has resulted in our creating a sizeable market share. We have been able to retain a stable borrower base with recurring borrowing needs and good repayment histories.

We believe we have the following competitive strengths compared to the local branches of state-owned banks and commercial banks which are permitted to extend credit to microcredit borrowers.

●	Fast Service. We are able to close loans more quickly than traditional Chinese banks due to our efficient yet comprehensive underwriting process and a less bureaucratic environment, which is important to SMEs, farmers and individuals.

●	Favorable Interest Rates to Borrowers with Good Track Records. We offer favorable interest rates to borrowers who have good repayment histories with us, especially to the borrowers who provide real property as collateral. SMEs appear more willing to establish and maintain good relationship with us than with the local branches of the state-owned and commercial banks which may not provide the same level of services to SMEs.

●	A Greater Willingness to Lend to SMEs. We are focused on providing credit to SMEs, farmers and individuals in the city of Wujiang. With our extensive knowledge and experience working with local SMEs, farmers and individuals, we are better equipped to attract such borrowers and maintain a long-standing relationship with them.

Competition for Our Financial Leasing Business

As one of the few leasing companies in Jiangsu Province, PFL enjoys little competition in Jiangsu province at this time. In fact, very few companies have received a leasing business license, and the companies that have licenses are mostly selling to a smaller and narrower customer base. However, in China, we compete with a number of international, national, regional and local banks and finance companies, financial leasing companies and equipment manufacturers that lease or finance the sale of their own products.

Due to the Company’s strong relationships with local business owners and government agencies and its expertise in evaluating the financial health of local businesses, PFL believes it is in a strong position to grow its leasing business in Jiangsu Province once it has the financial means. However, we currently do not have further funds to deploy in the financial leasing business.

Competitive Strengths for Our Financial Leasing Business

We believe we could thrive in the financial leasing business even with future competition in Jiangsu province due to following competitive advantages:

●	Substantial experience in identifying potential lessees. Our financial and industrial lending experience in the local Jiangsu marketplace and our relationships with local business owners will enable us to identify potential leasing customers, and knowledge of these customers will allow us to more accurately anticipate and serve their financial leasing needs.

●	An early entrant to financial leasing segment in the Jiangsu region. As one of the few leasing companies in Jiangsu province, PFL enjoys little competition and we believe that being an early entrant will enable us to develop brand recognition and customer loyalty.

●	Strong relationships with local and regional government agencies. As a result of our relationships with local and regional government agencies, PFL may be afforded access to participate in projects sponsored by those government and public transportation agencies.

●	Local government support. PFL has been afforded certain tax benefits and incentives by the government. PFL will be exempted from Jiangsu provincial income tax for the first five years, followed by a provincial income tax rate at half of normal tax rates for the following five years. PFL will also receive a registered capital bonus payment from the Wujiang city government equivalent to 2% of the actually contributed registered capital.

●	Our status as a NASDAQ listed company. We believe we have a marketing advantage over other financial leasing companies due to our status as a NASDAQ listed company.

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Applicable Government Regulations

Our operations are subject to extensive and complex state, provincial and local laws, rules and regulations including but not limited:

●	PRC Company Law and its implementation rules;

●	Wholly Foreign-Owned Enterprise Law and its implementation rules;

●	Guidance on Microcredit Company Pilot (Yin Jian Fa [2008]23) (the “Circular 23”) issued by the CBRC and the PBOC on May 4, 2008 and effective on May 4, 2008;

●	Reply to Certain Issues on Microcredit Company Organization Yin Jian Fa [2006] 246 issued by the CBRC on September 20, 2006 and effective on September 20, 2006;

●	Guidance on Great Promotion to Rural Microcredit Business of the Banking Industry (Yin Jian Fa [2007] 67) issued by the CBRC on August 6, 2007 and effective on August 6 ,2007;

●	Circular on Implementing the “Accounting Rule for Financial Enterprise” to Microcredit Company (Cai Jin [2008]185) issued by Ministry of Finance on December 24, 2008 and effective on December 24, 2008;

●	Circular on Relevant Policies for Rural Bank, Loan Company, Rural Mutual Cooperative and Microcredit Company (Yin Fa [2008]137) issued by the PBOC and the CBRC on April 24, 2008 and effective on April 24, 2008;

●	Opinions on the pilot work for developing the Rural Microcredit Company (Trial) (Su Zheng Ban Fa [2007]142) (the “Jiangsu Document No. 142”) issued by General Office of Jiangsu Province Government promulgated on November 24, 2007;

●	Opinions on Promoting Fast and Well Development of Rural Microcredit Company (Su Zheng Ban Fa [2009]132) (the “Jiangsu Document No. 132”) issued by General Office of Jiangsu Province Government promulgated on November 28, 2009;

●	Implementation Rules on Supervision and Regulation of Rural Microcredit Companies (Su Fu Ban [2010] 288) issued by General Office of Suzhou Government on October 26, 2010 and effective on November 1, 2010;

●	Opinions Regarding Further Pushing Forward the Reform of Rural Microcredit Company (Su Zheng Ban Fa [2011]8) (the “Jiangsu Document No. 8”) issued by General Office of Jiangsu Province Government on January 27, 2011 and effective on January 27, 2011;

●	Interim Measures for the Administration of Financing Guarantee(Yin Jian Hui Ling [2010] 3) issued by the CBRC, National Development and Reform Commission, Ministry of Industry and Information Technology, Ministry of Finance, MOFCOM, PBOC and State Administration for Industry and Commerce on March 8, 2010 and effective on March 8, 2010;

●	Provisional Supervision and Rating System for Rural Microcredit Companies (the “Jiangsu Document No. 53”) issued by Finance Office of Jiangsu Province Government on August 7, 2012;

●	Financial Practices of Rural Microcredit Companies issued by Finance Office of Jiangsu Province Government in 2009 and effective on January 1, 2010;

●	The Guidance on Provisioning for Loan Losses (the “Provision Guidance”) issued by PBOC in 2002 and effective on January 1, 2002;

●	PRC Contract Law, in particular the chapters with regard to lease contracts and financial leasing contracts;

●	Measures for the Administration of Foreign Investment in Leasing Industry issued by the MOFCOM effective on March 5, 2005;

●	Regulations promulgated by the Ministry of Commerce and State Administration of Industry and Commerce with regard to the formation, registered capital and leverage requirement and risk control of financial leasing companies; and

●	Accounting treatment and tax regulations and policy with regard to finance lease transactions.

We are supervised by many provincial and local government authorities, including Finance Office of Jiangsu Province Government, CBRC, PBOC, local tax bureaus, local government, local AIC, local Bureau of Finance, local Public Security Bureau and local rural employment department, etc.

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Establishment

Wujiang Luxiang was established on October 21, 2008 pursuant to Circular No. 23, Jiangsu Document No. 142 and Jiangsu Document No. 132 which allowed for the establishment of a new type of financial vehicle that is permitted to lend to small-to-medium sized business, farmers and individuals. PFL was established on September 5, 2013 and is permitted to provide financial leasing services in China.

Source of Funds

Pursuant to the Circular 23, the main sources of funds are capital contributions paid by its shareholders, donated funds, and debt financings from no more than two banking financial institutions. Pursuant to Jiangsu Document No. 132, we believe the amount of debt financings we are allowed to obtain may be up to 100% of our net capital. Pursuant to the Foreign Investment in Leasing Industry Regulations, PFL is permitted to leverage up to 10 times its registered capital to finance its leases.

Direct Loans

Pursuant to Jiangsu Document No. 8, the maximum amount of our actual liabilities (including bank loans) is limited to 100% of our net capital. Pursuant to Jiangsu Document No. 142 and Circular 23, the aggregate loan balance amount to one borrower cannot exceed 10% of our registered capital and must be less than 5% of our net assets. Pursuant to Jiangsu Document No. 132, the aggregate microcredit loan balances as a percentage of our total outstanding loan balances, must be not less than 70%. The aggregate balances of operational loans of with terms longer than three months, as a percentage of total outstanding loan balances, must exceed 70%. The aggregate balances of loans made to agricultural or rural borrowers or farmers, as a percentage of our total outstanding loan balance must be no less than 70%. A loan equal or under the amount of $725,000 (RMB 4,500,000) is deemed a microcredit loan according to Implementation Rules on Supervision and Regulation of Rural Microcredit Companies (Su Fu Ban [2010] 288).

Prior to August 7, 2012, the maximum interest rate a microcredit lender was allowed to charge on microcredit loans was four times that of the PBOC’s Benchmark Rate according to PBOC’s Notice on Cracking Down on the Underground Lenders and Lending at Excessive High Interest Rate promulgated by the PBOC and Several Opinion Regarding the Trial of Cases promulgated by the Supreme Court of PRC. On August 7, 2012, the Finance Office of Jiangsu Province implemented the Jiangsu Document No. 53. Microcredit companies are assessed and ranked according to Jiangsu Document No.53 and the microcredit companies in the highest ranking will, among other things, enjoy preferential treatments and government subsidies. As such, we have chosen to comply with the lower maximum interest rate requirement set forth in the Jiangsu Document No. 53. In a document issued by Finance Office of Jiangsu Province on October 25, 2013 (the “Jiangsu Document No. 83”), we were rated as “AAA” and thus eligible for government subsidies and certain preferential treatment including being permitted to operate the online guarantee business as disclosed above, partly due to the fact that the maximum interest rate we charged in 2012 was no more than 3 times the Bench Mark Rate. We expect that we will continue to receive the highest ranking as we continue to adhere with our maximum interest rate protocol and other lending practices. Since we stopped online guarantee business in January 2015 and do not expect to resume such business in the near future, the rating will not have any impact on our business.

The allowance for loan losses is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. Management performs a quarterly evaluation of the adequacy of the allowance. The allowance is based on the Company’s past loan loss history, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires material estimates that may be susceptible to significant revision as more information becomes available.

The allowance is calculated at portfolio-level since our loans portfolio is typically of smaller balance homogenous loans and is collectively evaluated for impairment. Additionally, the management also reviewed the portfolio on a loan by loan basis and individually evaluated for impairment if any.

For the purpose of calculating portfolio-level reserves, we have grouped our loans into two portfolio segments: Corporate and Personal. The allowance consists of the combination of a quantitative assessment component based on statistical models, a retrospective evaluation of actual loss information to loss forecasts, value of collaterals and could include a qualitative component based on management judgment.

In estimating the probable loss of the loan portfolio, the Company also considers qualitative factors such as current economic conditions and/or events in specific industries and geographical areas, including unemployment levels, trends in real estate values, peer comparisons, and other pertinent factors such as regulatory guidance. Finally, as appropriate, the Company also considers individual borrower circumstances and the condition and fair value of the loan collateral, if any.

In our direct loan business, we calculate the provision for loan loss reserve as follows:

1.	General Reserve - is based on total loan receivable balance and to be used to cover unidentified probable loan loss. The management assessed the General Reserve is required to be no less than 1% of total loan receivable balance.

2.	Special Reserve - is fund set aside covering losses due to risks related to a particular country, region, industry, company or type of loans. The reserve rate could be decided based on management estimate of loan collectability. The Loan portfolio did not include any loans outside of the PRC.

While management uses the best information available to make loan loss allowance evaluations, adjustments to the allowance may be necessary based on changes in economic and other conditions or changes in accounting guidance.

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Guarantee Services

Pursuant to Jiangsu Document No. 8, the aggregate amount of liabilities we are allowed to be exposed to in our guarantee business shall not exceed 300% of our net capital. Pursuant to the Interim Measures for the Administration of Financing Guarantee, guarantees we are allowed to provide to a single borrower shall not exceed 10% of our net assets, and not exceed 15% of our net assets if the guarantee is provided to a single borrower and the person’s affiliated parties. We are prohibited to provide guarantees to our subsidiaries and/or parent company.

For our guarantee business, pursuant to Interim Measures for the Administration of Financing Guarantee, we are required to set aside reserves not less than 1% of the aggregate outstanding balance of loans we guaranteed at end of fiscal year and 50% of the income generated by our guarantee business during the fiscal year.

Financial Leasing Services

Pursuant to the Foreign Investment in Leasing Industry Regulations, PFL is permitted to leverage up to 10 times its registered capital to finance its leases.

We believe there is no clear guidance on the reserve requirement for financial leasing companies.

Summaries of Certain Key PRC Laws

Below are summaries of the material terms of Circular 23, Jiangsu Document No. 8, Jiangsu Document No. 132 and Jiangsu Document No. 142, which are essential to our business.

Circular 23

Circular 23 divides “microcredit companies” into two categories: a “company with limited liability” or a “company limited by shares” that consists of equity interests held by private parties, including individuals, corporate entities and other organizations. The shareholders of a microcredit company shall meet the minimum requirement set by applicable laws. A company with limited liability shall be established with capital contributions from no more than fifty (50) shareholders; while a company limited by shares shall have 2-200 promoters, more than 50% of whom shall domicile in the PRC. The promoters are the shareholders after the incorporation of the company. The source of registered capital of a microcredit company shall be true and legal. All the registered capital shall be fully paid in cash by the capital contributors or the promoters. The registered capital of a company with limited liability shall be no less than RMB 5,000,000 and the registered capital of a company limited by shares shall be no less than RMB 10,000,000. Any single individual, corporate entity or social organization (and their respective affiliates) shall not contribute more than 10% of the registered capital of a microcredit company. Circular 23 also provides that the sources of funds of a microcredit company shall be limited to the capital contributions paid by its shareholders, profit from operations, monetary donations, and loans provided by no more than two (2) banking financial institutions. Pursuant to applicable laws, administrative rules and regulations, the outstanding loans owed by a microcredit company to banking financial institutions shall not exceed 50% of its net registered capital. The interest rate and the terms for such loans shall be determined based on arms-length negotiations between the company and the financial institutions and such interest rate shall be determined using the “Shanghai inter-bank borrowing interest rate” for the same period as prime rate plus basis points. Circular 23 also states that a provincial government who is able to clearly specify an authority-in-charge (finance office or relevant government organs) to be in charge of the supervision and administration of microcredit companies and is willing to assume the liabilities for the risk management of microcredit companies, such provincial government may, within its own province, roll out the trial run for the establishment of microcredit companies. A microcredit company shall abide by all applicable laws and shall not conduct any illegal fund-raising in any form. In the event an illegal fund-raising activity is conducted within the provincial territory, it shall be handled by the local government at the provincial level. Other activities in violation of the laws or the administrative rules and regulations will be fined by local authorities or prosecuted in the event a criminal offense has been committed.

Wujiang Luxiang is a microcredit company limited by shares. There are currently 12 shareholders all of whom are domiciled in PRC. Except one entity shareholder, none of the shareholders owns more than 10% of Wujiang Luxiang’s registered capital. Pursuant to Administrative Measures of Microcredit Companies issued by Jiangsu provincial government on November 30, 2011, major promoters are permitted to hold more than 10% of the registered capital of a microcredit company. We believe the requirement that none of the shareholders shall own more than 10% of the registered capital of a microcredit company set forth in Circular No. 23, which is a pilot program giving guidance to the provincial government, has been superseded by the later Jiangsu provincial regulations. In addition, the current equity structure of Wujiang Luxiang has been approved by the Finance Office of Jiangsu, which is the governing authority of Wujiang Luxiang. We believe such approval is evidence of the Jiangsu government authority’s acknowledgement of such equity structure. Wujiang Luxiang’s current operations are in line with the other requirements set forth in Circular 23.

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Jiangsu Document No. 8

Jiangsu Document 8 stresses the importance of encouraging the development of rural microcredit companies. The business scope of these companies approved by local authorities generally includes the following: providing loans to companies or individuals in agriculture industry located in rural areas, providing financial guarantees, and serving as agents for financial institutions. The aggregate outstanding balance of bank loans a rural microcredit company is allowed to obtain is up to 100% of the net capital of such company.

The business scope of Wujiang Luxiang is to provide small loans, guarantees, and other business approved by the provincial authority for agriculture related industry, which is in line with the Jiangsu Document No.8. As of December 31, 2015, Wujiang Luxiang’s net capital was approximately $51.2 million and its outstanding balance of bank loans was $2.6 million, which is line with the requirement set forth in the Jiangsu Document No. 8.

Jiangsu Document No. 132

Jiangsu Document No. 132 reflects the current developing status of rural microcredit companies. It empowers various local authorities to promote development of rural microcredit companies by facilitating access to capital markets and promoting good morals. The Document encourages establishment of rural microcredit companies in Jiangsu province. In each of the counties with economic importance, a local officer has been charged with responsibility to manage and oversee the establishment of the microcredit companies, including establishing pilot programs in certain territories. The number of pilot rural microcredit companies may be increased. Local governments at county level meeting certain criteria should, at the beginning of each year, provide a plan which sets forth an estimate of the number of newly established rural microcredit companies to be approved to do business during that year. Such plan will need to be reviewed first by the financial office at the municipal level and approved by the respective finance bureaus at the provincial level. A rural microcredit company that has been operating for more than one year, in good standing, with good financial conditions and risk management systems may be allowed to establish branch offices in various towns where there is no such rural microcredit company located in the same town as such company. Rural microcredit companies in southern Jiangsu region with capital of more than RMB 50 million can set up one additional branch for each additional RMB 30 million in excess of RMB 50 million; rural microcredit companies in central Jiangsu region with capital of more than RMB 30 million can set up one additional branch for each additional RMB 25 million exceeding RMB 30 million; rural microcredit companies in northern Jiangsu region with capital of more than RMB 20 million can set up one additional branch for each additional RMB 15 million exceeding RMB 20 million. The amount of debt financings a rural microcredit company serving the agriculture industry, with effective operations, good risk control and reasonable interest levels is allowed to obtain may be up to 100% of its registered capital. Sources of the funds for these companies may include: 1) loans or financing funding from commercial banks; 2) approved large-amount direct loans (mainly shareholders’ loans); 3) approved transfers and lending of funds between rural microcredit companies; and 4) explore the feasibility of loans from the government funds, the PBOC re-lending loans supporting agriculture, insurance funds and other funds which desire to play a role in servicing “agriculture, farmers and rural areas” through rural microcredit companies.

As of December 31, 2015, Wujiang Luxiang’s registered capital was approximately $51.2 million and its total debt financing was approximately $2.6 million, less than 50% of its registered capital, in line with the requirement set forth in Jiangsu Document No. 132. Wujiang Luxiang’s major source of financing has been loans from commercial banks.

Jiangsu Document No. 142

Jiangsu Document No. 142 provides for general rules with respect to the establishment of microcredit companies. It includes the following material terms:

1. Shareholder: In general, the shareholders of a rural microcredit organization shall be three to five individuals (excluding members or employees of the Communist Party, governmental organizations, financial organizations as well as state-owned public institutions) or enterprise legal persons. The number of shareholders shall not exceed ten. Shareholders shall comply with laws, with good credibility and have no civil or criminal record indicating violation of laws and serious discredit. The capital contributed by shareholders for equity interest shall be legitimate self-owned capital.

Wujiang Luxiang currently has 12 shareholders, which is more than the 10 shareholders requirement set forth in Jiangsu Document No. 42. However, Circular 23 permits up to 200 shareholders in a microcredit company limited by shares. We believe we will not be subject to any penalty by the Finance Office of Jiangsu Province, which is the governing authority of Wujiang Luxiang and the government body implementing the Jiangsu Document No. 42, since it approved the establishment of Wujiang Luxiang and its current shareholder structure.

2. Capital: The paid-up registered capital of a rural microcredit organization shall be no less than RMB 50 million for southern Jiangsu area, RMB 30 million for central Jiangsu area, and RMB 20 million for northern Jiangsu area. The registered capital shall be paid in cash.

As of December 31, 2015, Wujiang Luxiang’s registered capital was RMB 333 million which is more than the RMB 50 million required for Wujiang Luxiang as a microcredit company in the Southern Jiangsu area.

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3. Offices: A rural microcredit organization shall have fixed operating premises which comply with the safety standards required by the public security department and other departments and is situated below township levels (including township).

4. Employees: A rural microcredit organization shall have no fewer than five main employees, who shall comply with laws, with good credibility and have no civil or criminal record. Among them, the chief person in charge shall be less than 65 years old with at least Technical Secondary School and have been engaged in financial industry for more than 4 years or economic industry for more than 8 years (with at least 2 years working experience in the financial area); the person in charge of credit shall have been engaged in financial industry for more than 3 years or economic industry (with a focus on agriculture) for more than 5 years; each accounting staff shall hold an Accounting Certificate and have been engaged in accounting and financial industry for more than 3 years; other personnel shall have been engaged in other related economic industry for more than 3 years. All key employees shall participate in a professional training program held by the Provincial Financial Office. Qualified trainees will be issued a qualification certificate which is required for their employment.

We believe our management, accounting staff and other personnel meet the requirements set forth in the Jiangsu Document No. 142.

5. Articles of Association: Rural microcredit organizations shall adopt Articles of Association of the organizations in accordance with the Company Law of the People’s Republic of China and the provisions of these provisions in the Jiangsu Document No. 142, and carry out business and operating activities according to their Articles of Association.

Wujiang Luxiang has carried out its business and operations according to its Articles of Associations, as amended.

6. Market Exit: When a rural microcredit organization has any of the following activities, in addition to investigation and fine by law enforcement authorities, the provincial Rural Microcredit Organization Pilot Program Management Group may terminate its pilot program, report it to the local AIC to revoke its business license, or impose other punitive measures:

1)	Violating the provisions in the Jiangsu Document No. 142 with respect of business scope and provision of loans;
2)	Illegally solicit funding from the general public directly or indirectly;
3)	Issuing loans with excessive interest rates in violation of relevant national provisions to make exorbitant profits;
4)	Other behaviors deemed by the provincial and local Rural Microcredit Organization Pilot Program Management Groups as material violation of relevant laws and regulations and these provisions in the Jiangsu Document No. 142.

We believe we were not involved in any of the prohibited activities set forth in the sections above.

Employees

As of the date of this report, we have 17 employees all of which are full time. We have employment contracts with all of our employees in accordance with PRC and U.S. Labor Law and Labor Contract Law. There are no collective bargaining contracts covering any of our employees. We believe our relationship with our employees is satisfactory.

We have made employee benefit contributions in accordance with relevant Chinese regulations for our Chinese employees, including retirement insurance, unemployment insurance, medical insurance, housing fund, work injury insurance and birth insurance. The Company recorded the contribution in the general administration expenses when incurred.

Intellectual Property

We do not own or have any significant intellectual property rights.

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CCCR Management’s Discussion and Analysis of Financial Condition and Results of Operations

Overview

We are a financial services firm operating in China. Our current operations are mainly conducted through Wujiang Luxiang, a fully licensed microcredit company which we control through our subsidiaries and certain contractual arrangements, and consist of providing short-term direct loans and loan guarantees to small and medium enterprises (“SME”s) located in Wujiang City, Jiangsu Province of China. As of September 30, 2017, we have built a US$58.3 million portfolio of direct loans to 107 borrowers and a total of US$11.4 million in loan guarantees for 14 borrowers. We were established under the 2008 Guidance on the Small Loan Company Pilot of the China Banking Regulatory Commission and the People's Bank of China (“PBOC”) (No.23) (“Circular No. 23”) to extend short term loans and loan guarantees to SMEs, a class of borrowers that we believe have been underserved in the Chinese lending market. The loans that we provide bridge the gap between Chinese-state run banks that have not traditionally served the capital needs of SMEs and high interest rate “underground” lenders, and our loans provide capital at more favorable terms and sustainable interest rates.

As the rate of fees and commissions generated from the guarantee business has been decreasing, the Company has decided that the revenue does not justify the default risks involved, and therefore expects to further reduce the traditional guarantee business and hold off on pursuing the guarantee business to be provided via the Kaixindai Financing Services Jiangsu Co. Ltd (“Kaixindai”) platform as previously planned. Management may actively resume the guarantee business if economic conditions improve in the future.

On September 5, 2013, our wholly owned subsidiary, CCC International Investment Holding Ltd. (“CCC HK”), established Pride Financial Leasing (Suzhou) Co. Ltd. (“PFL”) in Jiangsu Province, China. PFL was expected to offer financial leasing of machinery and equipment, transportation vehicles, and medical devices to municipal government agencies, hospitals and SMEs in Jiangsu Province and beyond. During the period from its inception to the date of this quarterly report, PFL entered into two financial leasing agreements for an aggregate lease receivable of US$5.61 million. We do not currently have further funds to deploy in the financial leasing business. As of the date of this quarterly report, both financial leasing agreements expired.

Key Factors Affecting Our Results of Operation

Our business and operating results are affected by China’s overall economic growth, local, economic condition, market interest rate and the borrowers’ repayment ability. Unfavorable changes could affect the demand for the services that we provide and could materially and adversely affect our results of operations. Our results of operations are also affected by the regulations and industry policies related to the microcredit industry in the PRC.

Our results of operations are also affected by the provision for loan losses and provision for financial guarantee loss which are noncash items and represent an assessment of the risk of future loan losses. Increases in the allowance for loan losses are achieved through provision for loan losses that are charged against net interest income.

Although we have generally benefited from China’s economic growth and the policies to encourage lending to farmers and SMEs, we are also affected by the complexity, uncertainties and changes in the PRC regulations governing the micro lending industry. Due to PRC legal restrictions on foreign equity ownership of and investment in the micro lending sector in China, we rely on contractual arrangements with Wujiang Luxiang, and its shareholders to conduct most of our current business in China. We face risks associated with our control over our variable interest entity, as our control is based upon contractual arrangements rather than equity ownership.

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Results of Operations

Three Months Ended September 30, 2017 as Compared to Three Months Ended September 30, 2016

	For the Three Months Ended September 30,		Change
	2017	2016	Amount	%
Interest income
Interests and fees on loans and direct financing lease	$128,460	$722,117	$(593,657)	-82%
Interests on deposits with banks	4,042	263	3,779	1437%
Total interest and fee income	132,502	722,380	(589,878)	-82%

Net interest income	132,502	722,380	(589,878)	-82%

Reversal of provision for loan losses	452,786	226,694	226,092	100%
(Provision)/Reversal of provision for direct financing lease losses	(18,616)	242,180	(260,796)	-108%
Net interest income after provision for loan losses and financing lease losses	566,672	1,191,254	(624,582)	-52%

Commissions and fees on financial guarantee services	-	9,117	(9,117)	-100%
Provision for financial guarantee services	(1,142,807)	(599,808)	(542,999)	91%
Commission and fee loss on guarantee services, net	(1,142,807)	(590,691)	(552,116)	93%

Net (Loss)/Revenue	(576,135)	600,563	(1,176,698)	-196%

Non-interest expense
Salaries and employee surcharge	(180,461)	(120,130)	(60,331)	50%
Rental expenses	(13,975)	(28,132)	14,157	-50%
Business taxes and surcharge	(1,376)	9,617	(10,993)	-114%
Transaction costs relating to acquisition	(1,356,285)	-	(1,356,285)	>100%
Other operating expenses	(387,003)	(1,086,092)	699,089	-64%
Total non-interest expense	(1,939,100)	(1,224,737)	(714,363)	58%

Foreign exchange loss	(57)	(271)	214	-79%

Loss Before Income Taxes	(2,515,292)	(624,445)	(1,890,847)	303%
Income tax expense	-	-	-	0%
Net Loss	(2,515,292)	$(624,445)	(1,890,847)	303%

Loss per Share- Basic and Diluted	(0.139)	(0.039)	(0.100)	256%

Weighted Average Shares Outstanding-Basic and Diluted	18,092,369	15,889,853	2,202,516	14%

Net Loss	(2,515,292)	(624,445)	(1,890,847)	303%
Other comprehensive income
Foreign currency translation adjustment	14,699	260,803	(246,104)	-94%
Comprehensive Loss	$(2,500,593)	$(363,642)	$(2,136,951)	588%

The Company’s net loss for the three months ended September 30, 2017 was US$2,515,292, representing an increase of US$1,890,847, or 303%, from net loss of US$624,445 for the three months ended September 30, 2016. The change in net loss for the three months ended September 30, 2017 was the net effect of the changes in the following components:

●	a decrease in net interest income of US$589,878;
●	an increase in reversal of provision for loan losses of US$226,092;
●	an increase in provision for financial guarantee services of US$542,999; and
●	an increase in total non-interest expense of US$714,363

The following paragraphs discuss changes in the components of net loss in greater details during the three months ended September 30, 2017, as compared to the three months ended September 30, 2016.

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Net Interest Income

Net interest income is equal to interest income we generated less interest expenses on short-term bank loans. During the three months ended September 30, 2017 and 2016, the Company did not record any interest expenses on short-term bank loans. As a result, the Company’s net interest income and the interests and fees on loans, direct financing leases and deposits with banks decreased by US$589,878, or 82% to US$132,502 during the three months ended September 30, 2017, as compared to net interest income of US$722,380 during the three months ended September 30, 2016. The decrease is the combined effect of: (2) the decrease in the amount of monthly interest received from long-aged loans resulting from the existing customers’ deteriorating loan quality; and (2) No new loans or renewal of loans during the three months ended September 30, 2017, leading to a significant decrease in interest income.

As a traditional industry, the textile industry, which is the pillar industry in Wujiang area, as well as other industries, has been facing downward pressure. Additionally, the bank lenders usually require an old loan be paid in full upon maturity before they approve a new loan to the same borrower. Some SMEs have to borrow from so-called “underground” lenders, or shadow banks to repay the loans due to the banks. Additionally, the banks denied extending new loans to some SMEs even after they made the full repayment for the loans due and satisfied other conditions. Management is concerned that the borrowers may use the proceeds from the loans we grant to them as a means of repayment to the other banks or even to the underground lenders, instead of using them in operations. Therefore, management decided to grant new loans in a more cautious manner. During the three months ended September 30, 2017, we did not grant new loans or renew existing loans. As of September 30, 2017, we had 107 loans with an average loan size of US$544,549. The loan balance of $54,821,187 was an accrued allowance for uncollectibilty which was equal to the loan balance.

Due to the long-term nature of our restricted deposits with third party banks, we utilized these deposits as term deposits which in turn generated interest income on deposits with banks of US$4,042 during the three months ended September 30, 2017 as compared to US$263 during the three months ended September 30, 2016. Caused by the contraction of our traditional guarantee business with banks, we have closed several restricted deposit accounts with banks through which we provided guarantee services to our customers. As a result, the interest income on deposits with bank was insignificant during the three months ended September 30, 2017 and 2016, respectively.

Provision for Loan Losses

The Company reversed provision for loan losses of US$452,786 and US$226,694 for the three months ended September 30, 2017 and 2016, respectively. The provision for loan losses was determined by comparing the beginning and ending balance of allowance for loan losses for business and personal loans. If the ending balance of the allowance of loan losses after any charge offs (net of recoveries) is less than the beginning balance, it will be recorded as a “reversal”; if it is larger, it will be recorded as a “provision” in the allowance for loan loss. The netting amount of “reversal” and “provision” is presented in the condensed consolidated statements of operations and comprehensive loss and the components of the provision for loan losses were disclosed in Note 6 of financial statements.

Reversal of provision for loan losses increased by $226,092 for the three months ended September 30, 2017, as compared to the same period last year. This is mainly due that less “doubtful” loans rolled to “loss” loans during the three months ended September 30, 2017 as compared to that during the three months ended September 30, 2016. As of September 30, 2017 and December 31, 2016, the “loss” loans accounted for 91.9% and 79.9% of total loan amount, respectively. The fact leads to more reversal of provision on loan losses during the three months ended September 30, 2017 as compared to the same period of 2016.

From October 1, 2017 to the date of the report, the Company assessed the charged-off loan balances recorded as of September 30, 2017 and was of the opinion that these balances were uncollectible.

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Net Commission and Fees on Guarantee Business

The Company also generated net income by charging fees for financial guarantee services provided to our customers to help them obtain loans from other banks. We generally charge a one-time fee of 1.8% - 3.6% multiplied by the amount of loans being guaranteed, based on the nature of the guarantee and whether the customer is new or existing.

As of September 30, 2017, the off-balance-sheet financial guarantee amounted to US$11.4 million. The commissions and fees generated from our financial guarantee services decreased from US$9,117 for the three months ended September 30, 2016 to US$nil for the three months ended September 30, 2017. The reduction was due to the fact that the Company did not increase any financial guarantee business since March 31, 2016 as management reduced the guarantee portfolio to control the default risk.

As of September 30, 2017, we have provided guarantees for a total of US$11.4 million underlying loans to approximately 14 financial guarantee service customers, as compared to a total of US$10.9 million as of December 31, 2016.

Provision on Financial Guarantee Services

The Company provided a provision for financial guarantee services of US$1,142,807 for the three months ended September 30, 2017, as compared to US$599,808 for the three months ended September 30, 2017, representing a change of $542,999. The increase was mainly attributable to the increased allowance on guarantee paid on behalf of financial guarantee customers who were classified as “loss customers” as of September 30, 2017.

The methodology the Company used to estimate the liability for probable guarantee loss considers the guarantee contract amount and a variety of factors, which include, dependence on the counterparty, latest financial position and performance of the customers, actual defaults, estimated future defaults, historical loss experience, estimated value of collaterals or guarantees the costumers or third parties offered, and other economic conditions such as the economic trend of the area and the country. The estimates are based upon currently available information. Based on the recent lawsuit results and repayment status by defaulted customers, the Company estimated approximately 50% of off-balance-sheet financial guarantee services may be subject to default and their repayment may be “not likely”. As of September 30, 2017 and December 31, 2016, the Company accrued approximately 62% and 55% of contract amount, respectively.

This is done throughout the life of the guarantee, as necessary when additional relevant information becomes available. The methodology used to estimate the liability for possible guarantee loss considers the guarantee contract amount and a variety of factors, which include, depending on the counterparty, latest financial position and performance of the borrowers, actual defaults, estimated future defaults, historical loss experience, estimated value of collaterals or guarantees the customers or third parties offered, and other economic conditions such as the economy trend of the area and the country. The estimates are based upon currently available information.

Since the beginning of 2016, People’s Bank of China injected a significant amount of liquidity to the market to encourage the development of emerging industries such as online-game, filming and virtual reality, which has made it easier than previous two years for entities in such emerging industries to gain access to capital. However, the bank lenders are still cautious with SMEs in traditional industries. The bank lenders usually require an old loan be paid in full upon maturity before they approve a new loan to the same borrower. Since the end of the year ended December 31, 2014, the banks denied extending new loans to many SMEs even after they made the full repayment for the loans due and satisfied other conditions. As a result, some of the SME borrowers for which we provided the guarantees decided to default on the bank loans. Therefore the amount of repayment we made to the bank lenders substantially increased since the year ended December 31, 2014. We have brought collection actions against both the borrowers and their counter-guarantors. However, management was advised by counsel in the collection action that the chance of collection is remote given the large scale bad debt prevalent in Wujiang region. As of September 30, 2017 and December 31, 2016, the management charged off specific provision for three and two customers in the amount of US$164,220 and US$142,966, respectively.

Non-interest Expenses

Non-interest expenses increased from US$1,224,737 for the three months ended September 30, 2016 to US$1,939,100 for the three months ended September 30, 2017, representing an increase of US$714,363 or 58%. Non-interest expenses primarily consisted of salary and employee surcharge, office rental expense, business tax and surcharge, depreciation of equipment, travel expenses, entertainment expenses, professional service fees, and other office supplies. The increase was mainly attributable to net effects of an increase of salaries and employee surcharge by US$60,331 or 50% and an increase in transaction cost relating to acquisition of $1,356,285 netting off against a decrease of other operating expenses by US$699,089, or 181%. The increase of salaries and employee surcharge was mainly caused by increased salary compensations made to management for the efforts in the acquisition of Sorghum Investment Holdings Limited (“Sorghum”). The increase of transaction cost relating to acquisition is primarily attributable to issuance of unregistered shares to the professional service providers for their services in the acquisition of Sorghum. The decrease of other operating expenses is mainly due to a decrease of US$782,513 in legal and consulting expenses as during the three months ended September 30, 2016, the Company issued 300,000 restricted shares at a fair value of $771,000, to a financial service provider who was involved to assist the Company to find out a new business model and increase profitability.

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Results of Operations

Nine Months Ended September 30, 2017 as Compared to Nine Months Ended September 30, 2016

	For the Nine Months Ended September 30,		Change
	2017	2016	Amount	%
Interest income
Interests and fees on loans and direct financing lease	$290,566	$1,203,663	$(913,097)	-76%
Interests on deposits with banks	4,728	3,526	1,202	34%
Total interest and fee income	295,294	1,207,189	(911,895)	-76%

Interest expense
Interest expense on short-term bank loans	-	(30,057)	30,057	-100%
Net interest income	295,294	1,177,132	(881,838)	-75%

(Provision)/Reversal of provision for loan losses	(2,420,698)	133,177	(2,553,875)	-1918%
(Provision)/Reversal of provision for direct financing lease losses	(66,113)	242,180	(308,293)	-127%
Net interest (loss)/income after provision for loan losses and financing lease losses	(2,191,517)	1,552,489	(3,744,006)	-241%

Commissions and fees on financial guarantee services	2,843	26,308	(23,465)	-89%
(Provision)/Reversal of provision for financial guarantee services	(830,140)	385,352	(1,215,492)	-315%
Commission and fee (loss)/income on guarantee services, net	(827,297)	411,660	(1,238,957)	-301%

Net (Loss)/Revenue	(3,018,814)	1,964,149	(4,982,963)	-254%

Non-interest income
Other non-interest income	-	48,945	(48,945)	-100%
Total non-interest income	-	48,945	(48,945)	-100%

Non-interest expense
Salaries and employee surcharge	(707,012)	(548,978)	(158,034)	29%
Rental expenses	(41,242)	(64,850)	23,608	-36%
Business taxes and surcharge	(3,221)	(21,798)	18,577	-85%
Transaction costs relating to acquisition	(2,136,285)	-	(2,136,285)	>100%
Litigation and settlement cost for the shareholders’ lawsuit	(1,838,500)	(690,000)	(1,148,500)	166%
Other operating expenses	(784,815)	(1,893,027)	1,108,212	-58%
Total non-interest expense	(5,511,075)	(3,218,653)	(2,292,422)	71%

Foreign exchange loss	(355)	(557)	202	-36%

Loss Before Income Taxes	(8,530,244)	(1,206,116)	(7,324,128)	607%
Income tax expense	-	-	-	0%
Net Loss	(8,530,244)	(1,206,116)	(7,324,128)	607%

Loss per Share-Basic and Diluted	(0.491)	(0.086)	(0.405)	471%

Weighted Average Shares Outstanding-Basic and Diluted	17,371,183	14,026,815	3,344,368	24%

Net Loss	(8,530,244)	(1,206,116)	(7,324,128)	607%
Other comprehensive income
Foreign currency translation adjustment	43,987	205,546	(161,559)	-79%
Comprehensive Loss	$(8,486,257)	$(1,000,570)	$(7,455,702)	748%

The Company’s net loss for the nine months ended September 30, 2017 was US$8,530,244, representing an increase of US$7,324,128, or 607%, from net loss of US$1,206,116 for the nine months ended September 30, 2016. The change in net income for the nine months ended September 30, 2017 was the net effect of the changes in the following components:

●	a decrease in net interest income of US$881,838;
●	a change of US$2,553,875 from a reversal of provision of loan losses to a provision for loan losses;
●	a change of US$1,215,492 from a reversal of provision for financial guarantee services to a provision for financial guarantee services; and
●	an increase in total non-interest expense of US$2,292,422.

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The following paragraphs discuss changes in the components of net loss in greater details during the nine months ended September 30, 2017 as compared to the nine months ended September 30. 2016.

Net Interest Income

Net interest income is equal to interest income we generated less interest expenses on short-term bank loans. The Company’s net interest income decreased by US$881,838 or 75% to US$295,294 during the nine months ended September 30, 2017, as compared to net interest income of US$1,177,132 during the nine months ended September 30, 2016.

The interests and fees on loans, direct financing leases and deposits with banks decreased by US$911,895, or 76% to US$295,294 during the nine months ended September 30, 2017, as compared to net interest income of US$1,207,189 during the nine months ended September 30, 2016. The decrease is the combined effect of: (1) the decrease in the amount of monthly interest received from long-aged loans resulting from the existing customers’ deteriorating loan quality; and (2) No new loans or renewal of loans during the nine months ended September 30, 2017, leading to a significant decrease in interest income.

As a traditional industry, the textile industry, which is the pillar industry in Wujiang area, as well as other industries, has been facing downward pressure. Additionally, the bank lenders usually require an old loan be paid in full upon maturity before they approve a new loan to the same borrower. Some SMEs have to borrow from so-called “underground” lenders, or shadow banks to repay the loans due to the banks. Additionally, the banks denied extending new loans to some SMEs even after they made the full repayment for the loans due and satisfied other conditions. Management is concerned that the borrowers may use the proceeds from the loans we grant to them as a means of repayment to the other banks or even to the underground lenders, instead of using them in operations. Therefore, management decided to grant new loans in a more cautious manner. During the nine months ended September 30, 2017, we did not grant new loans or renew existing loans. As of September 30, 2017, we had 107 loans with an average loan size of US$544,549. The loan balance of $54,821,187 was accrued of an allowance for uncollectibilty which was equal to the loan balance.

Due to the long-term nature of our restricted deposits with third party banks, we utilized these deposits as term deposits which in turn generated interest income on deposits with banks of US$4,728 during the nine months ended September 30, 2017 as compared to US$3,526 during the nine months ended September 30, 2016. Caused by the contraction of our traditional guarantee business with banks, we have closed several restricted deposit accounts with banks through which we provided guarantee services to our customers. As a result, the interest income on deposits with bank was insignificant during the nine months ended September 30, 2017 and 2016, respectively.

Provision for Loan Losses

The Company provided a provision for loan losses of US$2,420,698 and reversed a provision for loan losses of US$133,177 for the nine months ended September 30, 2017 and 2016, respectively. The provision for loan losses was determined by comparing the beginning and ending balance of allowance for loan losses for business and personal loans. If the ending balance of the allowance of loan losses after any charge offs (net of recoveries) is less than the beginning balance, it will be recorded as a “reversal”; if it is larger, it will be recorded as a “provision” in the allowance for loan loss. The netting amount of “reversal” and “provision” is presented in the condensed consolidated statements of operations and comprehensive loss and the components of the provision for loan losses were disclosed in Note 8 of financial statements.

Provision for loan losses increased by $2,553,875 for the nine months ended September 30, 2017, as compared to the same period last year. Based on the management assessment over each individual loan in terms the customers’ payment ability and payment intention, more “doubtful” loans rolled to “loss” loans during the nine months ended September 30, 2017 as compared to that during the nine months ended September 30, 2016. The fact leads to more accrual of provision on loan losses during the nine months ended September 30, 2017 as compared to the same period of 2016.

From October 1, 2017 to the date of the report, the Company assessed the charged-off loan balances recorded as of September 30, 2017 and was of the opinion that these balances were uncollectible.

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Net Commission and Fees on Guarantee Business

The Company also generated net income by charging fees for financial guarantee services provided to our customers to help them obtain loans from other banks. We generally charge a one-time fee of 1.8% - 3.6% multiplied by the amount of loans being guaranteed, based on the nature of the guarantee and whether the customer is new or existing.

As of September 30, 2017, the off-balance-sheet financial guarantee amounted to US$11.4 million. The commissions and fees generated from our financial guarantee services decreased from US$26,308 for the nine months ended September 30, 2016 to US$2,843 for the nine months ended September 30, 2017. The reduction was due to the fact that the Company did not increase any financial guarantee business since March 31, 2016 as management reduced the guarantee portfolio to control the default risk.

As of September 30, 2017, we have provided guarantees for a total of US$11.4 million underlying loans to approximately 14 financial guarantee service customers, as compared to a total of US$10.9 million as of December 31, 2016.

Provision on Financial Guarantee Services

The Company provided a provision for financial guarantee services of US$830,140 for the nine months ended September 30, 2017, as compared to a reversal of provision of US$385,352 for the nine months ended September 30, 2016, representing a change of $1,215,492. The change was mainly attributable to the decrease of repayment from several financial guarantee customers who were classified as “loss customers” as of September 30, 2017.

The methodology the Company used to estimate the liability for probable guarantee loss considers the guarantee contract amount and a variety of factors, which include, dependence on the counterparty, latest financial position and performance of the customers, actual defaults, estimated future defaults, historical loss experience, estimated value of collaterals or guarantees the costumers or third parties offered, and other economic conditions such as the economic trend of the area and the country. The estimates are based upon currently available information. Based on the recent lawsuit results and repayment status by defaulted customers, the Company estimated approximately 50% of off-balance-sheet financial guarantee services may be subject to default and their repayment may be “not likely”. As of September 30, 2017 and December 31, 2016, the Company accrued approximately 62% and 55% of contract amount, respectively.

This is done throughout the life of the guarantee, as necessary when additional relevant information becomes available. The methodology used to estimate the liability for possible guarantee loss considers the guarantee contract amount and a variety of factors, which include, depending on the counterparty, latest financial position and performance of the borrowers, actual defaults, estimated future defaults, historical loss experience, estimated value of collaterals or guarantees the customers or third parties offered, and other economic conditions such as the economy trend of the area and the country. The estimates are based upon currently available information.

Since the beginning of 2016, People’s Bank of China injected a significant amount of liquidity to the market to encourage the development of emerging industries such as online-game, filming and virtual reality, which has made it easier than previous two years for entities in such emerging industries to gain access to capital. However, the bank lenders are still cautious with SMEs in traditional industries. The bank lenders usually require an old loan be paid in full upon maturity before they approve a new loan to the same borrower. Since the end of the year ended December 31, 2014, the banks denied extending new loans to many SMEs even after they made the full repayment for the loans due and satisfied other conditions. As a result, some of the SME borrowers for which we provided the guarantees decided to default on the bank loans. Therefore the amount of repayment we made to the bank lenders substantially increased since the year ended December 31, 2014. We have brought collection actions against both the borrowers and their counter-guarantors. However, management was advised by counsel in the collection action that the chance of collection is remote given the large scale bad debt prevalent in Wujiang region. As of September 30, 2017 and December 31, 2016, the management charged off specific provision for two customers in the amount of US$164,220 and US$142,966, respectively.

In February and March 2015, the Company revisited the classification of its guarantee portfolios within its rating system to test the adequacy of the allowances calculated thereby. As a result of such testing, the Company decided to reclassify certain guarantees into different categories. The Company reviewed the profile, financial condition and other relevant information and documents of each customer in the guarantee businesses. For customers with several guarantees with different due dates, if one guaranteed loan was past due, the Company decided to reclassify all of this customer's guaranteed loans as past due (even the other loans that were not mature yet). These reclassifications affected numerous customer accounts. We engaged He-Partners Law Firm, one of the largest law firms in Suzhou City, to represent us in the legal proceedings against the borrowers and their counter guarantors, and expect to collect part of the outstanding balance in a period ranging from six twelve months to one and a half year upon adjudication by the court in favor of the Company. The timing of collection and ultimate amount of funds we can recover depend on a few factors, including the repayment ability of the borrower and their counter-guarantors, the execution time of the court, other obligations the borrowers have and priority over the claim for the Company.

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Non-interest Expenses

Non-interest expenses increased from US$3,218,653 for the nine months ended September 30, 2016 to US$5,511,075 for the nine months ended September 30, 2017, representing an increase of US$2,292,422, or 71%. Non-interest expenses primarily consisted of salary and employee surcharge, office rental expense, business tax and surcharge, depreciation of equipment, travel expenses, entertainment expenses, professional service fees, and other office supplies. The increase was mainly attributable to net effects of an increase of salaries and employee surcharge by US$158,034, or 29%, an increase of transaction cost relating to acquisition of $2,136,285 and an increase of litigation and settlement cost for the shareholders’ lawsuit of $1,148,500, or 166% netting off against a decrease of other operating expenses by US$1,108,212, or 58%. The increase of salaries and employee surcharge was mainly caused by increased issuance of restricted shares to management for the nine months ended September 30, 2017. The increase of transaction cost relating to acquisition is primarily attributable to issuance of unregistered shares to the professional service providers for their services in the acquisition of Sorghum. The increase of legal and settlement cost of shareholders’ lawsuit was attributable to accrual of expenses on the basis of a final fairness hearing on May 30, 2017 when the share price increased significantly as compared with initial estimation of the contingent expenses. The decrease of other operating expenses is mainly due to a decrease of US$1,262,313 in legal and consulting expenses as during the three months ended September 30, 2016, the Company issued 300,000 restricted shares at a fair value of $771,000, to a financial service provider who was involved to assist the Company to find out a new business model and increase profitability.

Loan Portfolio Quality

One of our key objectives is to maintain a high level of loan portfolio quality. When a borrower fails to make a scheduled payment, we attempt to cure the deficiency by personally contacting the borrower. Initial contacts typically are made seven days after the date the payment is due, and warning letters are sent by our legal counsel approximately 90 days after the default. In most cases, deficiencies are promptly resolved. If the outstanding amount cannot be collected within 180 days after the maturity date and the parties could not reach an agreement on a specific repayment program, we will initiate legal proceedings.

We also keep the frequency of visits to our customers and observe their daily production on site from time to time to observe their operating condition and collect their financial information. Since most of our customers are in the Jiangsu area, it is also relatively easy to obtain information about our customers.

On loans where the collection of principal or interest payments is doubtful, the accrual of interest income ceases and become “non-accrual” loans. Except for loans that are sufficiently secured and in the process of collection, it is our policy to discontinue accruing additional interest and reverse any interest accrued on any loan which is 90 days or more past due.

We account for our impaired loans in accordance with U.S. GAAP. An impaired loan generally is one for which it is probable, based on current information, that the lender will not collect all the amounts due under the contractual terms of the loan. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment history and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for business and personal loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateralized.

We allow a one-time loan extension with time duration up to the original loan term, which is usually within twelve months. In order to qualify, the borrower must be current with its interest payments. We do not grant concession to borrowers as the principal of the loan remains the same and interest rate is fixed at the current interest rate at the time of extension.

We use a comprehensive methodology to monitor credit quality and prudently manage credit concentration within our portfolio of loans. Currently our loan portfolio concentrates in the textile industry and during the nine months ended September 30, 2017, both the domestic and international demand for textile products have been decreasing. To maintain our loan portfolio quality, we have modified our loan policy to accept only textile companies with real estate as collateral or guaranteed by guarantee companies. During the nine months ended September 30, 2017, we assessed the loan portfolio quality and charged-off loan receivable balances recorded as of September 30, 2017 and were of the opinion that these balances were uncollectible.

In addition, we plan to minimize our risks by concentrating on smaller amount loans that are below US$451,000 (or approximately RMB 3.0 million).

Currently, the banking industry encourages SMEs to apply for loans as individuals with recourse so that when it is past due, both the SME and the responsible individual are both liable for the past due amount and the individual borrower carries personal liability. As of September 30, 2017, our loan balance did not significant change in both business loans and personal loans as compared to that as of December 31, 2016.

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The following table sets forth the classification of loans receivable as of September 30, 2017 and December 31, 2016, respectively:

	September 30, 2017 (unaudited) Amount	Percent of Total	December 31, 2016 Amount	Percent of Total

Business loans	$36,783,453	63.13%	$37,786,657	64.57%
Personal loans	21,483,267	36.87%	20,736,324	35.43%
Total Loans receivable	$58,266,720	100%	$58,522,981	100%

Nonaccrual loans totaled US$56.28 million, or 96.60% of loans receivable as of September 30, 2017, as compared with US$56.58 million, or 96.68% of loans receivable, as of December 31, 2016. The allowance for loan losses was US$54.82 million, representing 94.09% of loans receivable and 97.40% of non-accrual loans as of September 30, 2017. As of December 31, 2016, the allowance for loan losses was US$51.71 million, representing 88.36% of loans receivable and 91.39% of non-accrual loans.

The following table sets forth information concerning our nonaccrual loans as of September 30, 2017 and December 31, 2016, respectively:

	September 30, 2017 (unaudited)	December 31, 2016

Nonaccrual loans	$56,283,219	$56,579,073
Allowance for loan losses	$54,821,187	$51,708,062
Loans receivable	$58,266,720	$58,522,981
Total assets	$7,714,013	$9,570,743
Nonaccrual loans to loans receivable	96.60%	96.68%
Nonperforming assets to total assets	729.62%	591.17%
Allowance for loan losses to loans receivable	94.09%	88.36%
Allowance for loan losses to non-accrual loans	97.40%	91.39%

As a traditional industry, the textile industry, which is the pillar industry in Wujiang area, as well as other industries, has been facing downward pressure. As the local SMEs’ profitability and repayment ability deteriorates, “special mentioned”, “substandard” and “doubtful’ bank loans drastically increased. As such, our provision for loan losses remained at a high level as of September 30, 2017.

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Cash Flows and Capital Resources

We have financed our operations primarily through shareholder contributions, cash flow from operations, and public offerings of securities. As a result of our total cash activities, net cash increased from US$768,501 as of December 31, 2016 to US$3,030,468 as of September 30, 2017.

Going Concern

The unaudited condensed interim consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably, to generate cash flows from operations, and to pursue financing arrangements to support its working capital requirements. The conditions described below raises substantial doubt about the Company’s ability to continue as a going concern within one year from the date of this filing.

1)	Limited funds necessary to maintain operations

The Company had an accumulated deficit of US$78,734,900 as of September 30, 2017. In addition, the Company had a negative net asset of US$774,251 as of September 30, 2017.  As of September 30, 2017, the Company had cash and cash equivalents of US$3,030,468, and total short-term borrowings of nil. Caused by the limited funds, the management assessed that the Company was not able to keep the size of lending business within one year from the filing of Form 10-Q.

The Company is actively seeking other strategic investors with experience in lending business. If necessary, the shareholders of Wujiang Luxiang will contribute more capital into Wujiang Luxiang.

2)	Recurring operating loss

During the nine months ended September 30, 2017, the Company incurred operating loss of US$8,530,244. Affected by the reduction of lending business and guarantee business and increased loss loans, the management was in the opinion that recurring operating losses with be made within one year from the issuance of the filing.

The Company continues to use its best effort to improve collection of loan receivable and interest receivable. Management engaged two PRC law firms to represent the Company in the legal proceedings against the borrowers and their counter guarantors.

3)	Negative operating cash flow

During the nine months ended September 30, 2017, the Company incurred negative operating cash flow of US$1,248,629. Affected by significant balance of charged-off interest receivable, the management assessed the Company would continue to have negative operating cash flow within one year from the issuance of the filing.

The Company continues to reduce the redundant headcount and entered into a new office lease with lower rent commitment since January 1, 2017 to improve operating cash flow.

4)	Downward industry

Most loan customers are from textile industry which has been facing downward pressure. Additionally adversely affected by emergence of internet finance entities, the Company was facing fierce competition. Considering the high risks from both customers and competitors, management assessed the Company would further reduced the loan business without strong financial support.

Considering the above factors, the Company, on August 9, 2017, entered into Certain Share Exchange Agreement (“Exchange Agreement”) with the parent company of Sorghum Investment Holdings Limited (“Sorghum”). Pursuant to the terms of the Exchange Agreement, CCCR will acquire 100% of the outstanding shares of Sorghum through issuance of 152,587,000 of its common shares. This transaction will be accounted for as a “reverse acquisition” since, immediately following completion of the transaction, the shareholders of Sorghum immediately prior to the transaction will effectuate control of the Company, through its 87.9% ownership interest in the post-merger entity.

While management believes that the measures in the liquidity plan will be adequate to satisfy its liquidity and cash flow requirements for the twelve months after the financial statements are available to be issued, there is no assurance that the liquidity plan will be successfully implemented. Failure to successfully implement the liquidity plan will have a material adverse effect on the Company’s business, results of operations and financial position, and may materially adversely affect its ability to continue as a going concern.

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Statement of Cash Flows

The following table sets forth a summary of our cash flows for the nine months ended September 30, 2017 and 2016, respectively:

	For the nine months ended September 30,
	2017	2016
Net cash used in operating activities	$(1,248,629)	$(47,871)
Net cash provided by investing activities	1,905,807	2,499,916
Net cash provided by (used in) financing activities	1,560,000	(1,600,832)
Effects of exchange rate changes on cash	44,789	9,747
Net cash inflow	$2,261,967	$860,960

Net Cash Used in Operating Activities

During the nine months ended September 30, 2017, we had a cash outflow from operating activities of US$1,248,629, an increase of US$1,200,798 from a cash outflow of US$47,871 for the same period last year. We generated a net loss for the nine months ended September 30, 2017 of US$8,530,244, an increase of US$7,324,128 from the nine months ended September 30, 2016, during which we incurred a net loss of US$1,206,116. In addition to the change in profitability, the decrease in net cash used in operating activities was the result of several factors, including:

●	An increase of provision on loan losses of US$2,553,875. The Company provided a provision for loan losses of US$2,420,698 for the nine months ended September 30, 2017, as compared to a reversal of provision of US$133,177 provided during the nine months ended September 30, 2016. The increase of the loan provision is mainly due to the fact that more “doubtful” loans rolling to “loss” loans incurred during the nine months ended September 30, 2017 as compared to the same period ended September 30, 2016;

●	An increase of provision on financial guarantee services of US$1,215,492. The Company provided a provision for financial guarantee services of US$830,140 for the nine months ended September 30, 2017, as compared to a reversal of provision of US$385,352 provided during the nine months ended September 30, 2016. The change was mainly attributable to the decrease of repayment from several financial guarantee customers who were classified as “loss customers” as of September 30, 2017;

●	An increase in restricted shares issued to directors and professional service providers of US$805,056. As an incentive to the efforts made by the Company’s management and professional service providers in acquisition of Sorghum, the Company issued more restricted shares during the nine months ended September 30, 2017.

●	An increase in provision for settlement expenses against legal proceeding of US$1,378,500. As we accrued expenses for additional share settlement in the nine months ended September 30, 2017.

Net Cash Provided by Investing Activities

Net cash provided by investing activities for the nine months ended September 30, 2017 was US$1,905,807 as compared to net cash provided by investing activities of US$2,499,916 for the nine months ended September 30, 2016. The cash provided by investing activities for the nine months ended September 30, 2017 was net effects of collection of principals of US$1,155,055 from third party customers of direct loan business, collection of principal of US$227,723 from direct financing lease customers, and collection of short-term loans from a related party of US$478,954. The cash provided by investing activities for the nine months ended September 30, 2016 was mainly collection of principals of $2,147,593 from third party customers of direct loan business, collection of $1,427,674 from third party customers of financial guarantee services, netting off against a short-term loan of US$1,945,224 advanced to a related party

Net Cash Provided/ (Used) in Financing Activities

Net cash provided by financing activities for the nine months ended September 30, 2017 was US$1,560,000 as compared to net cash used in financing activities of US$1,600,832 for the nine months ended September 30, 2016. The cash provided by financing activities for the nine months ended September 30, 2017 was mainly from private placement of 1,237,486 shares with four individuals. The cash used in financing activities for the nine months ended September 30, 2016 was mainly attributable the repayment of bank borrowing.

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Contractual Obligations

As of September 30, 2017, the annual amounts of future minimum payments under certain of our contractual obligations were:

	Payment due by period
	Total	Less than 1 year	1-2 years	2-3 years	3-5 years	5 years and after
Contractual obligations:
Operating lease (1) (2)	62,237	30,643	25,202	6,392	-	-
	$62,237	$30,643	$25,202	$6,392	$-	$-

(1)	Our prior lease for our office in Wujiang commenced on June 1, 2015 and would expire on May 31, 2021. In January 2017, we terminated this office lease as we leased a new office (see note 2). No penalty was paid for early termination.

(2)	During the year ended December 31, 2016, the Company leased its new office under a lease agreement from January 1, 2017 to December 31, 2019. The Company has the right to extend the lease before its expiration with a one-month's prior written notice.

Off-Balance Sheet Arrangements

These financial guarantee contracts consist of providing guarantees to banks on behalf of borrowers to help them obtain loans from banks. The contract amounts reflect the extent of involvement the Company has in the guarantee business and also represents the Company’s maximum exposure to credit loss.

The Company is party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its borrowers. Financial instruments whose contract amounts represent credit risk are as follows.

	September 30, 2017 (unaudited)	December 31, 2016
Guarantee	11,367,564	10,893,089

Critical Accounting Policies

Please refer to Note 3 of our Condensed Consolidated Financial Statements included in this Form 10Q for details of our critical accounting policies.

Recently issued accounting standards

Please refer to Note 3(u) of our Consolidated Financial Statements included in Form 10-K for details of our recently issued accounting standards.

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Certain Relationships and Related Party Transactions of CCCR

1)	Nature of relationships with related parties

Name	Relationship with the Company
Wujiang Chunjia Textile Trading Co., Ltd (“Chunjia Textile”)	Controlled by Huichun Qin
Suzhou Rongshengda Investment Holding Co., Ltd.	Controlled by shareholders of Wujiang Luxiang
Suzhou Dingli Real Estate Co., Ltd.	Controlled by Former Chief Executive Officer
Huichun Qin	Non-controlling shareholder and former CEO and chairman of board of directors

2)	Related party transactions

During the year ended December 31, 2016, Suzhou Dingli Real Estate Co., Ltd., a company controlled by Mr. Jingen Ling, the Former Chief Executive Officer was involved to provide guarantee services for the bank borrowings. No commissions or fees are required from the Company. Before December 31, 2016, all outstanding bank borrowings have been repaid.

During the year ended December 31, 2016, the Company made a loan of US$1,945,224 to Suzhou Rongshengda Investment Holding Co., Ltd., a company controlled by shareholders of Wujiang Luxiang. The loan was agreed to return by November 30, 2016. Due to the short-term borrowing, the Company did not charge any interest or fees. By December 31, 2016, the Company has collected US$1,454,563 from the related party. As of December 31, 2016, the balance of US$469,418 was still outstanding. As of the date of filing, the balance was collected.

3)	Related party balances

Amount due from related parties were as follows:

	December 31, 2016	December 31, 2015

Suzhou Rongshengda Investment Holding Co., Ltd.	$469,418	$-
Chunjia Textile	196,001	622,807
Huichun Qin	$1,007,953	$1,078,300

As of December 31, 2016, the Company provided financial guarantee service for Chunjia Textile to guarantee loans of US$196,001. The Company accrued provision of US$98,001 on the outstanding balance as of December 31, 2016.

Huichun Qin transferred $1,098,197(equivalent of RMB 7 million) to his personal account without proper authorization on July 2, 2014. As of December 31, 2016, Huichun Qin has not repaid the balance. The amount was recorded as a deduction of the Company’s equity as of December 31, 2016 and 2015, respectively.

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INFORMATION WITH RESPECT TO SORGHUM GROUP

Overview

Sorghum Group is a digital online intermediary connecting investors and borrowers for the provision of peer-to-peer lending services to individuals and small business owners in China. Sorghum is a holding company and does not conduct any substantive operation. Sorghum conducts its business operations through its wholly-owned direct and indirect subsidiaries and a controlled variable interest entity in China and the U.S.

Sorghum Group’s online lending facilitation platforms provide borrowers and investors with a variety of loans products to serve their credit and investment needs for their respective purposes. The platforms automate key aspects of its operations and match borrowers with investors and execute loan transactions in a simple and efficient manner. Leveraging its advanced finance technology and extensive experience in serving borrowers and investors through its websites and mobile applications, Sorghum Group provides efficient and effective solutions to address largely underserved investor and individual borrower demand in China.

Borrowers and investors that use Sorghum Group’s platforms come from a variety of channels, including primarily online sources, such as websites and mobile applications, as well as offline sources, such as referrals and marketing networks. Borrowers are from different income levels with diverse customer profiles. The targeted borrowers include millennials and centennials, especially young professionals and graduate students, who are typically more technology savvy and receptive to executing financial transactions on the web and through their portable devices, and individuals and small business owners with prime credit performance, stable income or having guarantors with sufficient assets.

Sorghum Group’s lending facilitation operations are primarily managed by its PRC subsidiaries. The operating subsidiaries serve as lending intermediaries connecting borrowers and investors through their websites and mobile applications and provide a wide array of services to borrowers in loan facilitation.

Sorghum Group facilitates loan transactions for the investors in China with funds from legitimate sources. Sorghum Group verifies the identity of all investors through an identification authentication process. Additionally, all investors must provide representations and warranties in the loan agreements with borrowers that their investment funds are from legitimate sources. The investors on the platforms comprise primarily of affluent salary earners and high net-worth individuals seeking attractive returns at their desired risk levels. Sorghum Group targets affluent individuals and small business owners through its websites and mobile applications and also markets its investment opportunities through offline channels and cooperation with industry peers.

Sorghum Group’s platforms enable investors to invest in loans with varying principal amounts, rates of return and terms. Sorghum Group also offers investors a Reserve Liability Program service with the aim of limiting losses to investors from borrower defaults.

Sorghum Group generates its revenues from fees charged to borrowers and investors for its services in facilitating loans and other services rendered to its customers. Borrowers pay fees to the respective Sorghum Group subsidiaries that facilitate the loans. They generally pay two types of fees including consulting fees and service fees. They pay service fees to the loan facilitation platforms for credit consultation, qualification assessment, platform account management and other related services. Furthermore, they pay consulting fees to the loan servicing entity for services related to payment consultation, delinquency and default notification, refinancing assistance and other related services. Investors generally pay transaction fees, bank surcharge fees and premium taken fee to Sorghum platforms. A transaction fee is charged to investors for each loan transferred on the secondary loan market for new investor matching, credit consultation and information services. The bank surcharge fee is charged if an investor withdraws funds from the platform account. Additionally, if the actual return from a loan product exceeds the investor’s expected return, the investor pays the excess amount to the platform as a premium taken fee.

Sorghum Group has achieved significant growth since it launched its first financing platform in 2009. Its total net revenues increased from US$2.2 million in 2014, to US$17.8 million in 2015, and further to US$71.9 million in 2016, and increased from US$48.9 million for the nine months ended September 30, 2016 to US$60.2 million for the nine months ended September 30, 2017. Sorghum Group had a net loss of US$7.9 million and US$1.9 million in 2014 and 2015, respectively, and a net income of US$22.3 million in 2016. For the nine months ended September 30, 2017, Sorghum Group had a net income of US$6.5 million, compared to a net income of US$18.7 million for the nine months ended September 30, 2016.

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Corporate History and Organizational Structure

The following chart depicts Sorghum Group’s organizational structure with main subsidiaries immediately prior to the proposed Acquisition:

(1) Pursuant to a series of contractual arrangements, Pang Mai effectively controls and manages the business activities of Wheat.

Sorghum is a holding company that was incorporated as a British Virgin Islands company limited by shares under the BVI Business Companies Act, 2004, on March 14, 2017. Sorghum does not have any substantive operations and conducts its business through its wholly-owned subsidiaries and certain contractual arrangements with Shanghai Wheat Asset Management Co., Ltd (“Wheat”) and its wholly-owned subsidiaries in China and the U.S.

Gorgeous Galaxy HK Limited (“Gorgeous Galaxy”) was incorporated in Hong Kong by Sorghum on March 29, 2017, and was established to operate principally as a holding company. Gorgeous Galaxy subsequently established Shanghai Pang Mai Internet Technology Co., Ltd. (“Pang Mai” or “WFOE”), a Wholly Foreign-Owned Enterprise in China on July 3, 2017.

Pang Mai obtained control and became the primary beneficiary of Wheat on July 11, 2017 by entering into a series of contractual arrangements with Wheat and its shareholders.

Shanghai NoNoBank Financial Information Service Co., Ltd. (“NonoBank”) was incorporated in China by Ms. Darong Huang on June 15, 2009. NonoBank was established to provide online lending facilitation services connecting borrowers with investors and other related financial services.

Wheat was incorporated in China on March 17, 2015, and was established to operate principally as a holding company. On April 24, 2015, Wheat undertook a reorganization and became the ultimate 100% holding company of NonoBank. Currently Wheat conducts its business through its wholly-owned direct and indirect subsidiaries. Fifteen (15) shareholders currently hold all of the equity interests of Wheat, including Ms. Huang as the majority shareholder through a controlled BVI company.

Wheat is currently registered as the 100% equity holder of following subsidiaries:

●	CaiShenYeYe(Shanghai) Financial Technology Co., Ltd. (“CaiShenYeYe”)

●	Mingxiaodai (Shanghai) Financial Technology Co., Ltd. (“Mingxiaodai”);

●	Shanghai Maihang Information Technology Development Co., Ltd. (“Maihang”)

●	Shanghai Nuoyou Financial Information Services Co., Ltd. (“Nouyou”);

●	Shanghai Nuomi Information Technology Co., Ltd. (“Nuomi”);

●	Shanghai NonoBank Financial Information Service Co., Ltd. (“NonoBank”);

●	Dafangdong (Shanghai) Financial Technology Co., Ltd. (“Shanghai Dafangdong”) and its wholly owned subsidiary, Dafangdong (Suzhou) Information Technology Co., Ltd. (“Dafangdong Suzhou”);

●	Maopao (Shanghai) Culture Media Co., Ltd. (“Maopao”);

●	Suzhou Pangtian Commerical Information Consulting Co., Ltd. (“Pangtian”);

●	Shanghai Nuorong Enterprise Management Consulting Co., Ltd. (“Nuorong”) and its subsidiary, Shanghai NuoYi Wealth Management Co., Ltd. (“Nuoyi”);

●	Bozhou Wheat Science and Technology Co., Ltd. (“Bozhou Wheat”)

●	Wheat (Beijing) Insurance Agency Co., Ltd. (“Wheat Insurance”).

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In addition, NonoBank is currently registered as the 100% equity holder of following subsidiaries:

●	Beijing CaiShenYeYe Technology Development Co., Ltd. (“Beijing CaiShen”)

●	Beijing Mai Ya Technology Development Co., Ltd. (“Beijing Maiya”)

●	Unifi Technology Information Service Co. (“Unifi”);

●	Haitong Securities Consulting (Beijing) Co., Ltd. (“Haitong Consulting”);

●	RongYu Business Factoring (Shenzhen) Co., Ltd. (“RongYu”);

●	Shanghai TuChen Enterprise Credit Record Verification Co., Ltd. (“TuChen”).

Wheat and Nonobank each established a series of above companies to expand their respective business lines in China.

Some subsidiaries were subsequently reorganized within the Wheat company group for business purposes. Specifically, in July 2017, Wheat, Nonobank and Shanghai Jiman Information Consulting Co., Ltd. (“Jiman”) entered into Assets Transfer Agreements, pursuant to which, Wheat and its subsidiary, and Nonobank transferred certain of their subsidiaries or investment interests to Jiman, including Dafangdong (Shanghai) Financial Technology Co., Ltd. and its subsidiary, Maopao (Shanghai) Culture Media Co., Ltd., Suzhou Pangtian Commercial Information., Haitong Securities Consulting (Beijing) Co., Ltd., Wheat (Beijing) Insurance Agency Co., Ltd., Shanghai Nuorong Enterprise Management Consulting Co., Ltd. and its subsidiaries, and Shanghai Gulian Enterprise Management Consulting Partnership Enterprise (Limited Partnership) and Bozhou Wheat Science and Technology Co., Ltd. Shanghai Dafangdong, Pangtian, Nuorong and RongYu completed their respective processes with local administration for industry and commerce for the transfer of all their equity interests to Jiman and it is still under the process for the completion of all transactions under Assets Transfer Agreements.

Currently Wheat’s wholly-owned main operating subsidiaries include, CaiShenYeYe, Mingxiaodai, Maihang, Nuomi, Nuoyou. Mingxiaodai was incorporated on March 17, 2015, and it principally provided online lending facilitation and related financial services to undergraduate and graduate students in China.

NonoBank currently has several wholly-owned subsidiaries, mainly including Beijing CaiShen, Beijing Maiya, TuChen and Unifi. Unifi was incorporated under the laws of the State of Delaware on November 25, 2015. It was established to facilitate loans and provide related services to Chinese students pursuing academic advancements in the U.S.

Immediately prior to the proposed Acquisition, Sorghum holds 100% of the equity interest in Gorgeous Galaxy, and Gorgeous Galaxy, in turn, holds 100% of the equity interest in Pang Mai. Sorghum conducts its business through Pang Mai and its consolidated VIE, Wheat. By virtue of these ownership relationships and contractual arrangements, Sorghum is the parent company, directly or indirectly, of each of Gorgeous Galaxy, Pang Mai, Wheat, and Wheat’s direct and indirect subsidiaries, and all of such entities’ financial results are consolidated with those of Sorghum.

Sorghum’s registered office in the British Virgin Islands is at Sertus Incorporations (BVI) Limited, Sertus Chambers, P.O.Box 905, Quastisky Building, Road Town, Tortola, British Virgin Islands.

Industry

China is the world’s second largest economy, and while its GDP growth was historically driven by exports and investment, more recent growth has primarily been impelled by domestic consumption, according to McKinsey & Company. Rise of China’s middle class and proliferation of small and medium-sized private enterprises (SMEs) are the main driving forces behind the significant boost in China’s domestic consumption. They also lead to the immense accumulation of personal and household wealth that seeks investments generating attractive returns. The demands for personal consumption and favorable investment products have presented an exciting and challenging opportunity for China’s finance industry.

Historically banks dominated the Chinese financial system, providing about three fifths of total credit to the private sector. The banking system is fairly concentrated, with the five largest banks splitting almost half the total loan market. The five largest banks are owned by China’s central government and lend mostly to state-owned enterprises, although the proportion has declined substantially. After decades of fast expansion, many sectors playing important roles in the economy experienced severe overcapacity and reduced profit. Those factors on the domestic front and the uncertain, slow global economic recovery from the 2008 global financial crisis have contributed to China’s economic slowdown. The economic slowdown had direct effects on China’s financial system and propelled the government to reform and liberalize the financial system. The financial liberalization has allowed more competition among banks and spurred the rapid growth of various nonbank financial institutions and financial markets. The number and size of nonbank financial institutions and financial markets have increased significantly in recent years. The current system allows various nonbank institutions and financial markets to play an active role in credit creation, leading to a more diversified financial system. Along with the rise and development of asset management companies, insurance companies and various financial markets, online P2P lending platforms emerged and quickly became a major player in the fast-growing financial services industry.

P2P lending platforms serve as online intermediaries that assist individuals and small businesses in borrowing loans from online investors. The internet-based financing method and digital technology provide individuals and SME owners access to loans and financial services that they were not easily able to obtain from traditional financial institutions if at all. Borrowers also enjoy a more borrower-friendly experience than traditional bank lending. Meanwhile, investors inject capital to earn higher returns than offered at banking institutions from an investment channel that has historically not been available to them, except to institutional investors.

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Financial technology, from digital platforms to big data, to cloud computing, is shaping today’s financial services industry. Online P2P lending has accelerated in a rapid pace in China in the past several years. The robust growth is expected to continue. According to a Chinese news report, as of the end of 2015, P2P lending has reached RMB982.3 billion (US$150 billion), which was four times the amount facilitated by P2P platforms in 2014 of RMB252.8 billion (US$41 billion).

Despite the fast-evolving financial services industry landscape and rapid growth of online lending platforms, individual and household consumptions in China are still underfinanced. Personal consumption loan balance to GDP ratio was merely 24.2% in 2014, compared to 77.5% for the United States during the same period. In spite of the relatively low ratio, personal consumption loan balance had reached RMB15.4 trillion (US$2.4 trillion) by the end of 2014 and is expected to further grow to RMB37.4 trillion (US$5.6 trillion) by the end of 2019, at an average annual growth rate of 19.5%. The expected rate of growth in personal consumption loans presents an immense growth potential for online lending platform services providers. Meanwhile, P2P lending market condition has noticeably improved because of the new industry policies and administrative measures the government rolled out in the summer of 2016 aimed at cracking down on fraudulent bad players that had rocked the P2P lending sector and caused a series of fraud scandals. The new measures and policies have reduced the number of online lending companies by erasing those noncompliant platforms from market participation which, in turn, benefit compliant companies like Sorghum Group. Today’s online lending platforms are experiencing less and healthier competition which we expect will allow Sorghum Group to gain a bigger sector market share and optimal business growth.

On the investment front, individual and household investors as well as SME owners have accumulated an increased amount of personal disposal income over the years and are seeking investments with more attractive returns because of the net negative returns on bank deposits after inflation and other adjustments and disappointing performance of equity markets. They have become increasingly more accustomed to and active in investing through online lending platforms that directly connect them with borrowers whose loans can generate attractive returns.

As the internet and e-commerce took off in China in the 2000s, smartphones and other portable wireless devices have been playing an increasingly important role in people’s lives. Between 2011 and 2014, the number of internet users grew at an annual growth rate of 7% while the number of smartphone users grew at 33%. The use of e-commerce and social media, first through the internet and now through mobile devices, is growing rapidly in China. In 2014, e-commerce and social media reached over 300 million and 470 million people, respectively. E-commerce and social media channels potentially provide valuable data on millions of consumers.

All of those market drivers present a tremendous further growth potential for the online lending and investment financial services sector. To embrace the market opportunity and to provide efficient and optimized financial solutions to borrowers seeking a convenient and affordable credit channel and investors with strong appetite for alternative investment products, Sorghum Group has developed online platforms that provides benefits to both borrowers and investors. Sorghum Group’s website and mobile platforms allows borrowers to gain easy access to low cost, unsecured or secured credit through digital channels, fast and efficient credit approval process, and various options for different credit needs. Investors benefit from the wide-range of investment products, attractive investment returns, superior services and comprehensive investor protection.

Competitive Strengths

Sorghum Group believes the following competitive strengths contribute to its success and differentiate it from its competitors:

●	Comprehensive and innovative finance technology system. Sorghum Group developed its own proprietary technology system, which has been operating safely and stably for about eight years. The system has earned praise from the Chinese Academy of Sciences as “A bellwether in China that leads worldwide advancement [in finance technology].” The core technology within the system is its real-time linkage pricing technology. This cutting-edge technology enables Sorghum Group to provide borrowers with access to affordable credit at competitive prices. Sorghum Group’s technology system provides technological support throughout every step of platform operations, from data collection to loan matching, loan trading, payment and settlement, credit reporting, marketing and risk management. The platforms are further enhanced by its big data capability that automates and streamlines its services in all service segments including the primary credit market, secondary credit market, quasi-financial supporting market and four-party clearing system.

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●	Comprehensive risk controls and management system. Sorghum Group has a Risk Management Committee, a Risk Controls Center, an Internal Controls Center and an enterprise-wide comprehensive risk management system. Sorghum Group has built a comprehensive risk controls and management system using its proprietary technology based on the data and information collected through its lending facilitation operations. Sorghum Group uses its fraud detection technology to identify fraud incidents and fraudulent behaviors of prospective borrowers. The comprehensive risk controls and management system enables Sorghum Group to assess potential borrowers’ risk profiles and evaluate their creditworthiness more effectively in a market where reliable credit scores and borrower databases are not readily available. The system also allows Sorghum Group to price loan investment products corresponding to the risks associated with borrowers and provides investors with quality loans from qualified borrowers. Sorghum Group accumulates data from its borrower base to continually enhance the sophistication and reliability of its risk management system.

●	Diversified loan and investment products and services. Sorghum Group’s online and mobile lending platforms provide borrowers and investors with a variety of loan products and investment services to serve their credit and investment needs for their respective purposes. Borrowers may obtain loans to fund their business operation, emergency cash flows, medical procedures or vacation packages, besides those special purpose loans. Borrowers may choose different products based on loan duration, amount and price to fit their individual needs. Investors actively participate in trading on Sorghum Group’s online platforms not only because of the wide range of available loan products to borrowers, but also because they are attracted by Sorghum Group’s comprehensive risk management system and proven track record. Additionally, borrowers and investors have the convenience of using mobile applications to complete their transactions anywhere at any time.

●	Innovative founder and experienced management team. Sorghum Group’s Chairwoman, CEO and founder, Ms. Darong Huang, is an innovator in China’s financial services industry and one of the first three P2P lending pioneers in China, who has a Master’s degree in Economics and is currently pursuing a Doctorate degree in Business Administration at Shanghai Jiao Tong University. Other members of the senior management team all have industry experience, and most of them have previously held senior positions with major financial institutions or public companies in China. Ms. Huang started Sorghum Group with the ambition and vision of creating the best comprehensive alternative financial services company in China. Their finance background and in-depth knowledge of China’s financial services industry provided the foundation for setting Sorghum Group’s organizational mission and business strategies.

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Strategies

Sorghum Group’s mission is to make financial service heart-warming and easily accessible to everyone. Sorghum Group is committed to building a mobile smart financial ecosystem based on the world’s leading mobile internet technology, cloud computing and big data processing capability. Toward that goal, Sorghum Group intends to leverage its expertise in the online financial services sector and implement the following business strategies:

●	Continue to advance its cutting-edge finance technologies. Sorghum Group will continue to make significant investments in its proprietary technologies in the areas of data collection and processing to continue to enhance its data capacity and pricing efficiency. Sorghum Group believes future investment will promote the long-term growth of its lending and investment facilitation platforms.

●	Continue to expand its mobile platform operation. Sorghum Group’s online platforms provide user-friendly mobile applications, which allow its users to invest and borrow anywhere at any time. Sorghum Group has made and will continue to make significant investments in acquiring and utilizing the world’s leading mobile internet technology, cloud computing and big data processing capability. Sorghum Group intends to further expand its mobile platform operation and develop more mobile-ready products that make financing more convenient and accessible to portable wireless device users in China and the U.S.

●	Further diversify its products and services. Sorghum Group will leverage the strengths of its technology driven platforms to continue to grow its market shares in China’s online financial services industry in terms of both loan and investment volumes and client participation. To achieve that objective, Sorghum Group plans to introduce new products and services. By tailoring products to specific borrower needs, Sorghum Group continually seeks to attract new and repeat borrowers and investors to its platforms.

●	Expand its client base in China and the U.S. Sorghum Group seeks to grow the number of borrowers and investors through the introduction of new products and services, especially through smartphone applications. Sorghum Group plans to further increase its marketing efforts and diversify its capital sources from both individual investors and institutional investors.

●	Further enhance its risk management capabilities. As its loan and investment volumes continue to increase, Sorghum Group will use information generated from those transactions to further enhance its risk controls and management system. Sorghum Group intends to continue to strengthen its risk management system by enhancing online data analytics capabilities. Sorghum Group will advance its proprietary technology to further improve the automation and predictive capabilities of its risk management system. These measures will enable Sorghum Group to further increase the efficiency and effectiveness of its platforms while maintaining sophisticated risk management capabilities.

●	Broaden and deepen relationships with industry partners. Sorghum Group will strengthen its strategic relationships with the existing cooperative third parties and industry peers, while at the same time cultivating new relationships and cooperation with financial institutions and other online platform partners to increase the value of its platforms to borrowers and investors and better serve the needs of its customers.

Products and Services

Sorghum Group’s website and mobile lending platforms provide connection between the borrowers and investors to serve their credit and investment needs for their respective purposes. The loans facilitated on Sorghum Group’s platforms include consumption loans, liquidity loans and mortgage loans. Investments can be matched and invested into direct loans and secondary transferred loans. Sorghum Group’s platforms enable investors to invest in loans with varying principal amounts, rates of return and terms.

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Consumption loans are unsecured loans that are typically borrowed for personal consumption purposes. Consumption loans include campus loans, white collar loans, Unifi loans and Maiya installment loans facilitated on Sorghum Group platforms. Mortgage loans are the only secured loan product offered by Sorghum Group, and borrowers are typically required to pledge properties as security as a condition for the loans. Liquidity loans are mainly high risk unsecured loans, including bridge financing, easy loans, non-standard loans and other similar loans.

Unifi loans generally have an average loan term of 15 months and a principal amount ranging from RMB5,000 to RMB150,000. The average size of the loans was approximately RMB67,000 and the average APR on Unifi loans was approximately 12% during the periods presented. Unifi loans are borrowings by Chinese students studying in the United States. Because of lacking credit history, Chinese students typically do not have easy access to loans available at the U.S. financial institutions. With technology and other resources, Unifi assists Chinese students to build their credit histories in the U.S., while seeking to promote an internationally recognized cross-border credit system. Campus loans generally have a term of 16 months on average and a principal amount ranging from RMB100 to RMB15,000. The average loan size was approximately RMB7,000 and the average APR was approximately 12% during the periods presented.

White collar loans generally have a term of 23 months on average and a principal amount ranging from RMB1000 to RMB40,000. The average loan size was approximately RMB9,000 and the APRs ranged between approximately 12% and 21% during the periods covered. Maiya installment loans generally have an average loan term of 18 months and a principal amount ranging from RMB1,000 to RMB80,000. The average loan size was approximately RMB24,000 and the average APR was approximately 12% for the periods presented.

Property mortgage loans generally have a term of 6 months on average and a principal amount ranging from RMB30,000 to RMB18.9 million. The average loan size was approximately RMB1.5 million and the APRs ranged between approximately 13% and 15% during the periods presented.

Bridge financing loans generally have a term of 0.4 months on average and a principal amount ranging from RMB0.5 million to RMB50 million. The average loan size was approximately RMB19 million with varied interest rates. Easy loans generally have an average loan term of 16 months and a principal amount ranging from RMB3000 to RMB10 million. The average loan size was approximately RMB190,000 and the APRs ranged between approximately 18% and 24% during the covered periods. Non-standard loans generally have an average loan term of 7 months and a principal amount ranging from RMB1.8 million to RMB33 million. The average loan size was approximately RMB12 million with varied interest rates.

Sorghum Group’s online lending facilitation operations are mainly managed by Nonobank, Mingxiaodai, Dafangdong, Caishenyeye and Unifi, respectively. These operating subsidiaries serve as financial intermediaries between borrowers and investors and provide a wide array of lending intermediary services through their websites and mobile applications, including information collection, compilation, verification, analysis, loan matching and servicing, as well as collection.

Sorghum Group’s online platforms offer borrowers a simple and fast loan application process. They enable Sorghum Group to receive and access borrower information and evaluate an application and qualifications in an efficient manner. Investment funds can be automatically matched with or manually operated by investors to invest into respective loan products and generate returns with desired terms through Sorghum Group’s sophisticated data analysis and matching system.

Sorghum Group generates its revenues from service fees charged to its customers for connecting borrowers and investors on its online platforms. Service fees are paid by borrowers for loan facilitation and post-lending loan management services and consulting fees are paid for consulting services provided to borrowers to recover defaulted loans. Fees are paid by investors for daily loan investment servicing, facilitation of loan transfers on the secondary market, and other related services provided to the platform investors.

Borrower base

Sorghum Group facilitates loans to borrowers from different income levels with diverse customer profiles. Sorghum Group strategically targets millennials and centennials, especially young professionals and graduate students, who are typically more technology savvy and receptive to executing financial transactions on the web and through their portable devices. This group of borrowers are also likely to have stronger earning potentials as their careers progress. Sorghum Group also targets individuals and small business owners with prime credit performance, stable income or having guarantors with sufficient assets. Sorghum Group believes borrowers with these characteristics tend to be more creditworthy and present lower risks to its investors. Based on available data and past experience, the vast majority of borrowers on its platforms have been millennials and centennials, with young professionals and students of under 28 years of age accounting for over 80-90% of platform borrowers, and approximately 78% of the borrowers have been comprised of individuals with prime credit performance, stable income or having guarantors with sufficient assets. Sorghum Group believes most of its platform borrowers fall under both targeted categories.

Sorghum Group acquires borrowers through both online and offline channels, with its websites and mobile applications as dominant sources. Online borrower acquisitions are supported by Sorghum Group’s technology system and internet marketing campaigns, primarily directed toward search engine marketing and mobile application downloads. In addition, Sorghum Group acquires borrowers through referrals from existing customers, on-the-ground sales personnel, as well as business partners through contractual arrangements. Once a potential borrower is referred to Sorghum Group, all the remaining aspects of the borrowing process are handled via online platform from application to credit assessment, matching, funding and after-sale support.

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Loan transaction process

Sorghum Group’s website and mobile platforms offer borrowers a simple and fast loan application process. They enable Sorghum Group to receive and access borrower information and evaluate an applicant’s creditworthiness and other qualifications in a time and cost efficient manner. The investors can quickly locate their respective loan products and generate returns from their investments with desired terms through Sorghum Group’s sophisticated data analysis and matching system.

The general process for applying for a loan on Sorghum Group’s online platforms is similar to that for a traditional loan from a banking institution, including application, qualification evaluation, approval, funding, serving and collection. However, every step of the transaction is mainly processed and supported by proprietary technologies Sorghum Group developed. Before a prospective borrower may apply for a loan, he or she must register a user account by supplying their legal name and PRC identity card number on one of Sorghum Group’s platforms provided by Nonobank, Mingxiaodai or Unifi.

The loan process begins upon a prospective borrower’s submission of an online application, either through the website or a mobile application of a lending subsidiary. As part of the application, the borrower is required to provide certain personal and financial information, including PRC identity card information, bank account information, proof of monthly income, employment information and a credit report from the PBoC, in addition to the desired loan amount and borrowing period. Other information may be required depending on the loan product the borrower desires.

After an application is completed, information provided by the borrower and gathered from third-party sources is compiled and data is processed through the big data system. Information provided by the loan applicant and collected from external sources is combined and used to verify the identity of the applicant. After the initial verification, data is automatically analyzed and compared against a blacklist Sorghum Group maintains for its own proprietary use to identify individuals with records of fraud, delinquencies, defaults or other high-risk behaviors. Upon completion, the prospective borrower’s application either proceeds to the next step of the application process or the prospective borrower is notified of the decision of rejection of the application.

After initial screening, qualified prospective borrowers are then evaluated for their creditworthiness and repayment ability based on their assets, income, debts and other financial obligations. In addition to information and data collected, the credit assessment staff also communicates with potential borrowers directly to obtain additional information to analyze whether the application should be approved. After a loan applicant has borrowed on Sorghum Group’s platforms, its credit scoring system analyzes the borrower’s borrowing history and generates a credit report for its internal uses or future borrowing qualification assessment. Following the qualification review, the credit assessment team will either approve or reject the loan application.

Once a loan application is approved, the loan quote is matched instantly with the platform’s investor pool or listed on the platform through its automated bidding system to receive commitments from investors. The loan quotes between borrowers and investors are matched in three seconds on average. For loans processed through Sorghum Group’s automated matching system, borrowers are matched to investors according to the timing of borrowing desired and funds available in investors’ platform funding accounts. Other than matching the loans and making recommendations to potential suitable investors, the platform does not make investment decisions for those investors. The automated bidding system on Sorghum Group’s platform allows investors to review all loan requests at a given time and submit their bids for those loans that they are interested. After sufficient investor commitments are received, the borrower, investor and the Sorghum Group entities facilitating the loan will enter into a loan agreement setting forth their respective legal rights and obligations under the loan. Following the satisfaction of the conditions of loan issuance, the funds from investors will be disbursed to a custodial account at a bank or third-party institution the borrower designates as his or her platform funding account linked to the platform.

After a loan is executed, the borrowers, investors and the facilitating platform establish an installment payment schedule with payments occurring on a pre-fixed day each month. Loan servicing staff assists borrowers to fulfill their loan obligations according to an agreed-upon schedule through daily management and monitoring of loan repayments and provides investors with after-lending services to receive repayments throughout the life of loans. Assistance provided to borrowers includes sending payment reminders, or delinquency or default notices if repayments are not made on their scheduled dates. Borrowers are also provided with financing information assistance, information verification, repayment ability verification and analysis, and other related services. In case of secured loans, if repayments are not made timely by borrowers, loan servicing team is authorized to withdraw funds from the accounts of loan guarantors or dispose of pledged properties, and repayments are considered to have been made by the borrowers.

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Scheduled loan repayment may be made by a borrower prior to the scheduled date each month or by an automatic withdrawal on the scheduled date from the borrower’s platform funding account or another custodial account at a bank or financial institution the borrower has designated for exclusive use to borrow on Sorghum Group platforms. If a loan becomes delinquent, the loan servicing staff will send to the borrower a notice to request repayment of delinquent loan balance and associated penalty interests and fee charges accrued during the delinquency period.

Sorghum Group also provides investors with access to a liquid secondary market, giving them an opportunity to exit their investments before the underlying loans become due. Before the investors may transfer their loan products, they are required to have a minimum commitment period of three months for the loan products they purchase, during which investors cannot withdraw their funds. Once the commitment period ends, the investors are permitted to sell the loan products on the secondary market. The selling investor must submit an application on Sorghum platform, which will be matched automatically with all other platform investors based on the desired term and interest rate information potential investors registered on the platform. If a new investor cannot be matched within three days, the application is automatically rejected, and the investor can choose to resubmit a new application until a new investor may be found. Upon a successful matching of the loan product with a new investor and transferring the loan to the new investor, Sorghum Group charges a transaction fee to the transferring investor, currently at 1% (previously 0.5%) of the gross proceeds from the sale. The amount of the proceeds is typically determined at the unpaid principal and interest balance remaining on the loan product. Sorghum platform loan servicing team arranges to have the net proceeds transferred to the selling investor’s depository account within 1 business day following the sale. While Sorghum Group provides the secondary market for the benefit of investors, Sorghum Group does not have any obligation to assist investors in transferring the loan products they purchase to another investor before maturity.

Investment safeguard

In order to attract new investors and retain existing investors, Sorghum Group established a capital reserve center in Shanghai to manage its Reserve Liability Program (the “Program”). The Program affords investors an additional level of protection to ensure that they can recoup their investments and receive expected returns even when borrowers default on their loans. The Program is available to investors for all loan products for which the arrangement is made as part of the investment agreements. At the inception of loan product purchases, all investors are automatically enrolled in the Program and receive the protection and benefits afforded by the Program.

The Reserve Liability Program is designed to protect platform investors’ interests and investment returns. It repays the amount of outstanding principal and interest to the investor according to the terms of a loan in satisfaction of a borrower’s delinquent principal and interest repayment obligation. Under the arrangement, if a borrower is delinquent in repaying the outstanding principal and interest of a loan, Sorghum Group will withdraw an amount from the Reserve Liability Program to pay the delinquent amount to the investor and service fee to Sorghum Group. For installment loans, Sorghum Group withdraws an amount equal to the delinquent principal and interest for the installment period and repay to the corresponding investor. For single payment loans, the program repays the entire balance on a delinquent loan including the entire outstanding balance of the loan principal and accrued interest. Loans facilitated on Sorghum Group platforms have been predominately installment loans, which accounted for approximately 80% of all loans facilitated, whereas single payment loans constituted the remaining approximately 20%, as of September 30, 2017.

In general, when a borrower does not make a payment as scheduled, the loan is considered being delinquent. The actual aggregate delinquency rates as of December 31, 2014, 2015 and 2016 were 11.28%, 12.08% and 15.40%, respectively. The actual aggregate delinquency rate as of September 30, 2017, was 22.98%. The delinquency rate is defined as the balance of principal and interest for loans unpaid by borrowers that were 1 day to 360 calendar days past due as of the end of the period as a percentage of the total unpaid balance of principal and interest for all loans for such period. With respect to loan payment, no existing or defaulted loans facilitated on Sorghum Group’s platforms may be repaid by securing additional loans on the platforms. Once the borrower has failed to repay the amount due, the loan investor may receive payouts from the Program within 30 days. Payouts to the investors are generally arranged by Sorghum Group's subsidiary, Nuoyou, and investors do not need to make a request in order to receive the payouts. There is no limit on the period of time in which an investor can receive payouts from the Program. In practice investors usually receive payouts from the Program within 30 days after a loan payment is past due. Once a payment is made from the Reserve Liability Program, Nuoyou has recourse against the borrower for the portion of the loan amount for which repayment has been made. Nuoyou in turn will seek repayment of the payout amount and the service fee from the borrower. The borrower will pay a separate service fee for the repayment Nuoyou has made to the investor and a penalty for breaching the underlying loan agreement. The collection process of a delinquent loan typically includes, but not limited to, sending text messages, making robocalls, automated calls and debt collector calls, sending written notices, in-person collections, contacting the borrower’s family members or other third parties to relay collection notices if a borrower cannot be located, and/or through legal proceedings. The frequency and methods of collection are typically utilized based on the length of the delinquency period and whether the borrower has agreed to repay the delinquent amount. For example, within one day after a loan becomes past due, Sorghum platform typically sends the borrower a text message and a robocall to inform the borrower of the beginning accrual of the penalty interest and delinquency service fee. If the loan has been delinquent for 10 days, the borrower may receive automated collection calls, a written delinquency notice, and/or the notification that the repayment has been made and the rights for the collection of the repayment has been enjoyed by Nuoyou. If the repayment has not been made after 60 days, the borrower could expect debt collector calls, home visits of the debt collector, and contacts through third parties, in addition to text messages and written delinquency and debt transfer notices. If the period of delinquency exceeds 90 days, Sorghum Group may engage a third party as its agent for debt collection. Should all above collection efforts fail, Sorghum Group generally initiates legal action against the borrower for repayment. However, it is still possible that the Group will be unable to collect all amounts from the borrower due to its deteriorated credit quality. As of September 30, 2017, Sorghum Group was able to recover 67% of all of the delinquent loans, consisting of a recovery rate of approximately 69% for campus loans, 85% for Unifi loans, 64% for Maiya installment loans, 75% for mortgage loans, 100% for bridge loans and non-standard loans, 30% for easy loans, and 24% for other loans, respectively.

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Funds in the Program for payment to investors are mainly from the nonrefundable deposit funds paid by the borrowers. Sorghum Group demands a deposit fund (i.e., an upfront consulting fee) from platform borrowers of approximately 5% to 20% of the facilitation amount at the inception of each loan as a security for payment of the loan obligations by the borrowers. In general, a borrower pays a deposit fund in the amount equal to 20% of the total loan amount. For campus loans, the required deposit percentage may vary depending upon the results of credit assessment of individual borrowers or the rankings of the universities borrowers attending. Lower risk borrowers are typically required to pay a lower deposit amount, and students from a number of China’s top ranking universities may be assessed to deposit only 5%, 10% or 15% of the loan amount. In addition, for one type of consumption loans (i.e., Maiya installment loans) and three types of liquidity loans (i.e., bridge financing, easy loans and other loans), a deposit is not required from borrowers, and the deposit for non-standard loans (a category of liquidity loans) is assessed on a case-by-case basis based on the credit assessment result because of the relatively small number of loans Sorghum platforms facilitate. As of September 30, 2017, 6.39% of Sorghum Group platform loans (by size) were loans with a 20% required deposit, 85.69% with a varying deposit percentage of no more than 20%, of which more than 50% had a 20% deposit, and 7.92% with no deposit required. As of September 30, 2017, the corresponding breakdown delinquency rates for the first nine months of 2017 were 4.96% for the 20% deposit loans, 7.49% for the varying deposit percentage loans, and 9.21% for no-deposit loans, respectively. The breakdown delinquency rates were 8.47% for installment loans and 3.46% for single payment loans, respectively, as of September 30, 2017. The breakdown delinquency rate is defined as the balance of principal for loans unpaid by borrowers that were past due as of the end of the period as a percentage of the accumulated loan facilitated.

The deposit funds are held at the third-party payment companies or Sorghum Group’s depository bank. If a borrower does not make a payment as scheduled, the fund becomes nonrefundable to the borrower and is contributed to the Program, regardless whether the loan is later paid off by the borrower or sold on the secondary market. Once contributed, the fund becomes a portion of the Program fund and available to all investors for all loan products on Sorghum Group’s platform. If any other platform loan is not repaid as scheduled, a payout will be made by the Program and thus the size of the Program fund will change accordingly. If the loan is repaid without the occurrence of a delinquency throughout the entire term of the loan, no payout will be made from the Program to the loan investor and the entire deposited amount will be refunded to the borrower.

Under the Reserve Liability Program, Sorghum Group uses a contribution schedule based on its assessment of the level of estimated risks on the company to manage anticipated repayments to investors when a future payment becomes due. If a borrower is delinquent in repaying outstanding principal and interest, a repayment amount will be set aside based on the borrower’s remaining outstanding balance and the length of the delinquency period and is reserved (i.e., accounted for) for potential future payment from the Program to the corresponding investor in anticipation of the borrower’s future delinquency for the next installment period. For example, if a repayment is delinquent for 60 days, the Program will set aside 15% of the outstanding loan balance for the installment period in anticipation of the next repayment to the investor on behalf of the borrower. If, however, the repayment later becomes 120 days past due, the Program will increase the contribution amount to 45% of the outstanding loan balance. The amounts reserved under the Program may change on an ongoing basis based on the amount of remaining outstanding principal and interest balance and the length of delinquency period of a borrower under a loan, and thus the total amount of the fund reserved for anticipated future repayments to all investors under the Program may change with the passage of time. The following table depicts the varying contribution (i.e. reserve) percentages and the corresponding delinquency days upon which the contribution amounts are determined.

Days of Delinquency	Contribution Percentage (%) (Prior to January 1, 2016)	Contribution Percentage (%) (After January 1, 2016)
None	0.5	0.5
1-29	5	5
30-59	10	10
60-89	15	15
90-119	40	40
120-149	45	45
150-179	60	75
180 or longer	85	90

Sorghum Group may periodically reevaluate and modify the contribution schedule based on its historic experience and actual operation outcome of the Program.

Since the inception of the Reserve Liability Program, the amount available in the Reserve Liability Program has been sufficient to cover payments made for delinquent loans. In the event that the deposit funds received from the borrowers were insufficient to make repayments by the Program to investors, Sorghum Group would need to use its own funds to cover the shortfall in repaying the investors. Sorghum Group reserves the right to unilaterally pause, change or terminate the Reserve Liability Program.

The addition of the amount of funds to the Program in 2014, 2015 and 2016 were approximately US$10.57 million, US$12.69 million and US$45.77 million, respectively. For the years ended December 31, 2014, 2015 and 2016, and for the nine months ended September 30, 2017, the actual default rates for platform loans were 2.06%, 2.76%, 2.44%, and 11.80%, respectively. Default rate is defined as total unpaid loan principal (net of recovery) that remains delinquent for more than 180 days as a percentage of total principal amount facilitated for borrowers for such period. In comparison, the average deposit contribution rates to the Program for the same periods were 15.7%, 3.6%, 3.9%, and 7.82%, respectively.

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Investor base

Sorghum Group accepts investments from all investors in China with funds from legitimate sources. The investors on the platforms comprised primarily of affluent salary earners and high net-worth individuals seeking attractive returns at different risk levels. To date, all registered investors on Sorghum Group’s platforms are individual investors. Sorghum Group targets affluent individuals and small business owners through websites and mobile applications and also markets its investment opportunities through offline channels and cooperation with industry peers. Sorghum Group plans to further increase its marketing efforts and diversify its capital sources to attract investments from both individual investors and institutional investors. To protect the integrity of the platform operation and as part of the risk management process, Sorghum Group verifies the identity of platform investors through a PRC identity card authentication process with the relevant government authority. In addition, all investors must provide representations and warranties in the loan agreements with borrowers that funds they invest are from legitimate sources. Money earned, received or obtained in any manners or through any channels not in violation of PRC law, including the Anti-Money Laundering Law of the People's Republic of China, constitutes fund from legitimate source. With respect to new investors or repeat investors with newly invested money, they transfer funds from their accounts maintained at banking institutions or third-party payment companies. Sorghum Group relies on the depository banks and third-party payment companies transferring funds to Sorghum Group’s platform to carry out due diligence and verification of the source of investor funds. For most repeat investors, investment funds are typically repayments from platform borrowers of prior loan products and are then reinvested by investors into other loan products. For those investors, the fund source is automatically verified.

For the years ended December 31, 2014, 2015 and 2016, and for the nine months ended September 30, 2017, the total amounts of investment on Sorghum Group’s platforms by individual investors were US$0.06 billion, US$0.89 billion, US$3.37 billion and US$1.18 billion, respectively.

Service fees

Sorghum Group generates revenues from fees for services provided to both borrowers and investors. All borrowers of loans facilitated on Sorghum Group’s platforms pay two types of fees, including loan facilitation service fees and consulting fees, to Sorghum Group for its provision of loan facilitation services and post-lending loan management services to borrowers. The service fees are paid by borrowers to the loan facilitation platform, such as Nonobank, for credit consultation, investigation and assessment, provision of borrowers’ information and credit reports to relevant financial institutions in relation to the borrowed loans, platform account management and inter-party communications for loan repayment. The service fee varies across different types of loans, ranging from 0.2%-1.35% of the loan amount monthly for consumption loans and mortgage loans, which usually account for 95% of the total loans facilitated during a year. In addition, Sorghum Group also charges an upfront consulting fee from borrowers for most loans facilitated on its platforms, which fee is an advance payment for consulting services provided to borrowers to recover defaulted loans. The upfront consulting fee ranges from 5% to 20% of total loan amount, but is refundable to the borrower if no default occurs during the term of a loan. If a loan payment is overdue, the upfront consulting fee becomes non-refundable and thus is released to reserve liability.

Sorghum Group receives three types of fees from its platform investors, including transaction fees, bank surcharge fees, and premium taken fees. A transaction fee is charged to investors for each loan transferred on the secondary loan market for new investor matching, credit consultation and information services. The secondary market transaction fee is charged at 1% of the proceeds from the sale of the loan product an investor holds. The bank surcharge fee is charged at RMB2 for every RMB20,000 withdrawn if an investor withdraws funds from the platform account. Additionally, if the actual return from a loan product exceeds the expected return the investor and Sorghum platform have agreed upon, the investor pays the excess amount to the platform as the premium taken fee.

Risk Management

Sorghum Group has developed an advanced risk management system using its proprietary fraud detection and credit assessment technologies. The proprietary risk management system enables it to assess the creditworthiness of borrowers more effectively in a market where reliable credit scores and borrower databases are still at an early stage of development. For example, Sorghum Group has built four main teams for risk controls, including the legal team, the compliance team, the internal control team and the supervision team. To ensure the effectiveness of the risk management system, each team performs its own functions and coordinates with the other teams at the same time. This system also allows Sorghum Group to price investment products corresponding to the risks associated with borrowers and offers quality loan investment opportunities to investors. Sorghum Group also accumulates data from its borrower base to continually enhance the sophistication and reliability of its risk management system.

Fraud Detection System

Sorghum Group uses automated verification and fraud detection tools to identify potential fraud incidents and fraudulent behaviors of prospective borrowers and to ensure the quality of the loans facilitated on its platforms. Its proprietary anti-fraud system has the ability to monitor, alarm, filter and trace possible fraud throughout the lending and loan transfer process. Additionally, Sorghum Group supplements the automated fraud detection mechanism with manual verification and fraud prevention processes.

Credit Assessment and Loan Qualification System

The risk management system is built upon Sorghum Group’s big data capabilities accumulated through its operations to automatically evaluate the credit characteristics of borrowers. The system deploys advanced new technology providing face and voice recognition, mobility positioning and video interfacing capacities to facilitate the loan approval process.

Sorghum Group is developing a proprietary credit scoring system to assess the creditworthiness of loan applicants. The scoring system aggregates and analyzes the data submitted by the borrower and collect from a number of internal and external sources, and then generates a score to evaluate an applicant’s qualification for a loan and other future uses.

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Risk Management Committee, Risk Controls Center and Internal Controls Center

Sorghum Group has a Risk Management Committee, a Risk Controls Center, an Internal Controls Center and an enterprise-wide comprehensive risk management system. The Risk Controls Committee establishes organizational policies and procedures to manage all risks that may impact the organization as a whole as well as departmentalized risks that can affect one or more functions or operations of the company.

The Risk Control Center maintains an effective information security program based on established security standards and best practices in the financial industry and the country. To prevent unauthorized access to its platforms, Sorghum Group installs firewalls to separate external services from its internal systems. The information security program safeguards the confidentiality and accessibility of borrower and investor information. The risk management program addresses risk assessment, access controls, training, continuous monitoring and review. The Risk Control Center also has teams in place to respond to incidents involving, for example, fraud and platform security.

The Internal Controls Center also plays an important role and contributes to Sorghum Group’s organizational risk management efforts. The Internal Controls Center manages the organization’s internal audit process, external audits conducted by independent auditors, accounting practice compliance and investigations, as well as regulatory compliance.

Proprietary Finance Technology

Sorghum Group’s platforms are powered by its advanced proprietary technologies. The technology driven digital operation systems make it possible for borrowers, investors and other relevant parties to have a user-friendly and superior overall experience in the lending and investing processes.

The platform infrastructure is mainly built upon and supported by proprietary technologies Sorghum Group has developed over the past eight years. The online lending and investing operation systems Sorghum Group has created are highly automated using its proprietary software for internal uses. The technology driven systems cover the entire transaction process, from user registration to loan application processing, fraud detection, credit information processing, credit scoring, borrower-investor matching, agreement execution, servicing, payment and settlement.

During the lending process, first-time borrowers are initially screened and evaluated by using proprietary software, which analyzes information provided by new borrowers and from third-party sources. Upon the completion of the fraud detection screening, Sorghum Group uses its big data technology to assess borrower’s creditworthiness.

Qualified borrowers are automatically matched with investors according to the funds available in their accounts through the use of software. Sorghum Group’s borrower-investor matching system is designed to ensure fast and efficient matching of borrowers with investors based on their respective desired terms.

The core technology within Sorghum Group’s technology system is its real-time linkage pricing technology. This cutting-edge technology enables Sorghum Group’s borrowers to have access to affordable credit at competitive prices. After a loan is issued, Sorghum Group uses loan servicing and payment software to process fund disbursements, record book entries, and compute balances in borrower and investor funding accounts.

After repayment of initial loans, Sorghum Group’s proprietary technology analyzes performance of borrowers before it recommends qualified borrowers to investors for certain products. Its technology enables Sorghum Group to price investment products corresponding to risks associated with borrowers and offers quality loan investment opportunities to investors. Sorghum Group uses cumulative borrowing behavior data from loans facilitated on its platforms to continuously improve its current technology.

Intellectual Property

Sorghum Group uses a combination of patent, software copyright, trademark, domain name, proprietary technology and similar rights to protect its intellectual property and brand. Sorghum Group believes intellectual property rights are critical to its success and future growth. Sorghum Group has completed registration of more than 48 trademarks in 6 classes with the Trademark Office of the State Administration for Industry & Commerce of the PRC. Sorghum Group has registered 16 computer software copyrights with the PRC National Copyright Administration and 2 copyrights with the PRC National Copyright Administration. Sorghum Group has also registered several domain names, mainly including www.maizijf.com and www.nonobank.com. In addition to its intellectual property rights, Sorghum Group also enter into contracts with its employees and business partners to prevent the unauthorized dissemination of its technologies and know-how. To date, Sorghum Group has not experienced a material misappropriation of its intellectual property.

Competition

The current online platform finance market in China is intensely competitive and Sorghum Group competes with other loan and investment product and services providers, including online platform sector peers. According to information from WangDaiZhiJia (shuju.wdzj.com), currently there are approximately 1,975 online platform financial services companies actively competing in the online financial services sector. Sorghum Group’s key competitors include LU.COM (陆金所) and Yirendai (宜人贷).

With respect to borrowers, Sorghum Group competes with other online lending platforms and traditional financial institutions, such as consumer finance business units in commercial banks or other financial companies lending to individual borrowers and small business owners. Sorghum Group believes its technology driven online platforms, diverse loan products with competitive prices and efficient business models enable it to operate in a more effective manner and with higher levels of borrower satisfaction than its competitors.

With respect to investors, Sorghum Group primarily competes with other online investment platforms, micro-investment product providers, wealth management centers and traditional banks in China. Sorghum Group believes that investors are attracted to its online platforms due to the wide range of available investment products, flexible and liquid secondary loan market, as well as advanced risk controls and investor protection mechanisms.

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In light of future growth potential for personal consumption and demand for favorable investment products, more internet, technology and financial services companies may enter the market and increase the level of competition. As an established online financial services enterprise with consistent proven track record, Sorghum Group believes that it has competitive advantages with respect to brand, services, technologies and performance as compared to existing and potential competitors.

Employees

As of September 30, 2017, Sorghum Group had a total of 960 employees. The following table sets forth the number of its employees categorized by function as of September 30, 2017:

	Number of Employees	% of Total
Function
Market and Operation Center	138	14.38%
Assets Center	206	21.46%
Capital Reserve Center	26	2.71%
Risk Management	221	23.02%
Technology	214	22.29%
Product Development	46	4.79%
Accounting	30	3.13%
Internal Controls	10	1.04%
Human Resources and Administrative	69	7.19%

Total	960	100.0

As of September 30, 2017, all of its employees were based in Shanghai, Beijing and Suzhou, China.

As required by PRC regulations, Sorghum Group participates in various government mandated employee benefit plans and social insurance funds, including a pension contribution plan, a medical insurance plan, an unemployment insurance plan, a work-related injury insurance plan and a maternity insurance plan, and a housing provident fund. Sorghum Group is required under PRC law to make contributions to employee benefit plans at specified percentages of the salaries, bonuses and certain allowances of its employees, up to a maximum amount specified by the local government from time to time.

Sorghum Group enters into standard employment agreements with certain of its employees. The non-compete restricted period typically expires no more than 2 years after the termination of employment. Sorghum Group believes that it maintains a good working relationship with its employees and has not experienced any major labor disputes.

Facilities

Sorghum Group’s principal executive offices are located on leased premises comprising about 6,106 square meters in Shanghai, China. In addition, Sorghum Group maintains leased offices and other facilities in Beijing, Nanjing and Suzhou, China, which occupy about 1,432 square meters in aggregate of office space. Sorghum Group leases its premises from unrelated third parties under operating lease agreements. All of the leased premises are subject to leases varying in duration from less than 1 year to 5 years. Sorghum Group believes that it will be able to obtain adequate facilities through leasing to accommodate its future expansion plans.

Insurance

Sorghum Group provides social security insurance including pension insurance, unemployment insurance, work-related injury insurance, maternity insurance and medical insurance its employees. Sorghum Group does not maintain business interruption insurance or general third-party liability insurance, nor does it maintain product liability insurance or key-man insurance.

Legal Proceedings

Sorghum Group was subject to 8 pending legal proceedings as of September 30, 2017, all arising in the ordinary course of business and related to contractual matters and intellectual property matters. Sorghum Group believes that it has adequate defenses in the pending matters. However, there is no assurance that Sorghum Group will prevail in those matters. Sorghum Group believes that the likelihood that the outcome of all the proceedings would have a material adverse effect on it is remote. Sorghum Group may from time to time be subject to other legal or administrative claims and proceedings arising in the ordinary course of business. Litigation or any other legal or administrative proceeding, regardless of the outcome, is likely to result in additional costs and diversion of its resources, including its management’s time and attention.

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Applicable Regulations

Sorghum’s business in China is subject to laws, regulations and judicial interpretations concerning peer-to-peer lending, micro-lending businesses, illegal fundraising, unauthorized public offerings and Internet content providers, as well as those concerning doing business in China generally.

Regulations Related to the Marketplace Lending Industry

In July 2015, ten PRC central government ministries and regulators, including the PBOC, the CBRC, the Ministry of Finance, the Ministry of Public Security and the Cyberspace Administration of China, together released the Guidelines, which identified the CBRC as the supervisory regulator for the online lending industry. According to the Guidelines, online marketplace lending platforms shall only serve as intermediaries to provide information services to borrowers and investors, and shall not provide credit enhancement services or illegally conduct fundraising. The Guidelines also outlined certain regulatory propositions, which would require Internet finance companies, including marketplace lending platforms, to (i) complete website registration procedures with the administrative departments overseeing telecommunications; (ii) use banking financial institutions’ depository accounts to hold lending capital, and engage an independent auditor to audit such accounts and publish audit results to customers; (iii) improve the disclosure of operational and financial information, provide sufficient risk disclosure, and set up thresholds for qualified investors to provide better protections to investors; (iv) enhance online security management to protect customers’ personal and transactional information; and (v) take measures against anti-money laundering and other financial crimes.

Effective as of September 1, 2015, the Provisions on Private Lending Cases define private lending as financings between natural persons, legal persons or other organizations. The Provisions set forth that private lending contracts will be upheld as valid in the absence of (i) relending of funds to a borrower that knew or should have known that the funds were fraudulently obtained from a financial institution; (ii) relending of funds to a borrower that knew or should have known that the funds were borrowed from other enterprises or raised by the company’s employees; (iii) lending of funds to a borrower wherein the investor knew or should have known that the borrower intended to use the borrowed funds for illegal or criminal purposes; (iv) violations of public orders or good morals; or (v) violations of mandatory provisions of laws or administrative regulations. The Provisions also provide that marketplace lending platforms providing only intermediary services shall not be subject to guarantee liability. However, if the marketplace lending platform expressly indicates lending is guaranteed on the platform, the marketplace lending platform shall be subject to liability associated with guaranteeing loans.

According to the Provisions on Private Lending Cases (i) when the interest rate agreed between the borrower and investor does not exceed an annual interest rate of 24%, the People’s Court will uphold the interest rate charged by the investor, and (ii) when the interest rate agreed between the borrower and investor exceeds an annual interest rate of 36%, the portion in excess of 36% is void and the People’s Court will uphold the borrower’s claim for return of the excess portion to the borrower. For loans with interest rates per annum between 24% and 36%, if the interest on the loans has already been paid to the investor, and so long as such payment has not damaged the interest of the state, the community or any third parties, the courts will likely not enforce the borrower’s demand for the return of such interest payment. If an interest rate for overdue payments is not agreed to before lending, the interest rate on overdue payments is permitted up to the interest rate for the loan. If neither the interest rate for the loan nor the interest rate for overdue payments have been agreed to, overdue payments are permitted to have an interest rate of 6%.

In August 2016, the CBRC, the Ministry of Industry and Information Technology, or the MIIT, the Ministry of Public Security and the State Internet Information Office jointly promulgated the Interim Measures. Apart from what had already been emphasized in the Guidelines and other previously released guidance, the Interim Measures include (i) general principles; (ii) filing administration; (iii) business rules and risk management guidelines; (iv) protection measures for investors and borrowers; (v) rules on information disclosure; (vi) supervision and administrative mechanisms; and (vii) legal liabilities.

Under the general principles and filing administration sections, the Interim Measures provide that online lending intermediaries shall not engage in credit enhancement services, direct or indirect cash concentration or illegal fundraising. The sections also stipulate a supervisory system and list the administrative responsibilities of different supervisory authorities, including the CBRC and its local counterpart and local financial regulators. Furthermore, these sections require online lending intermediaries to file with the local financial regulators, to apply for value-added telecommunications business licenses thereafter in accordance with the provisions of the relevant telecommunications authorities and to include serving as an Internet lending information intermediary in its business scope.

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Under the business rules and risk management guidelines section, the Interim Measures stipulate that online lending intermediaries shall not engage in or be commissioned to engage in thirteen prohibited activities, including: (i) directly or indirectly financing its own projects; (ii) directly or indirectly receiving or collecting lenders’ funds; (iii) directly or indirectly offering guarantees to lenders or guaranteeing principal and interest payments; (iv) commissioning or authorizing a third party to advertise or promote financing projects at any physical locations other than through electronic channels such as the Internet and mobile phones; (v) providing loans (unless otherwise permitted by laws and regulations); (vi) dividing the term of financing projects; (vii) offering its own wealth management products or other financial products to raise funds or act as a proxy in the selling of banks’ wealth management products, brokers’ asset management products, funds, insurance or trust products; (viii) providing services similar to asset-based securitization services or conducting credit assignment activities in the form of asset packaging, asset securitization, asset trusts or fund shares; (ix) mixing with, bundling with or acting as a proxy in relation to investment, sales agent and brokerage services of other businesses (unless permitted by laws and regulations); (x) fabricating or exaggerating the authenticity or earnings outlook of a financing project, concealing its flaws and risks, falsely advertising or promoting a project with intentional ambiguity or other deceptive means, or spreading false or incomplete information to damage the commercial reputation of others, or to mislead lenders or borrowers; (xi) providing intermediary services for loans used to invest in high-risk financing projects such as stocks, over-the-counter margin financing, futures contracts, structured products and other derivatives; (xii) operating equity-based crowd-funding; and (xiii) other activities prohibited by laws and regulations. The Interim Measures, under the business rules and risk management section, also stipulate specific obligations or business principles of online lending intermediaries, including but not limited to online dispute resolution services, examination and verification functions, anti-fraud measures, risk education and training, information reporting, anti-money laundering, anti-terrorist financing, systems, facilities and technologies, service fees, electronic signatures and loan management. In addition, the Interim Measures stipulate that online lending intermediaries shall not operate businesses other than risk management and necessary business processes such as information collection and confirmation, post-loan tracking and pledge management in accordance with online-lending regulations, via offline physical locations. Furthermore, the Interim Measures provide that online lending intermediaries shall, based on their risk management capabilities, set upper limits on the loan balance of a single borrower borrowing both from one online lending intermediary and from all online lending intermediaries. In the case of natural persons, this limit shall not be more than RMB200,000 for one online lending intermediary and not more than RMB1 million in total from all platforms, while the limit for a legal person or organization shall not be more than RMB1 million for one online lending intermediary and not more than RMB5 million in total from all platforms.

In the protection for investors and borrowers section, the Interim Measures require that online lending intermediaries (i) separate their own capital from funds received from lenders and borrowers and (ii) select a qualified banking financial institution as their funding depository institution, which shall perform depository and administration responsibilities as required. In the remaining sections, the Interim Measures provide for other miscellaneous requirements for online lending intermediaries, including but not limited to, risk assessment and disclosure, auditing and authentication, industry association, reporting obligations, information security and disclosure and legal liabilities. Online lending intermediaries established prior to the effectiveness of the Interim Measures have a transition period of twelve months to rectify any activities that are non-compliant with the Interim Measures, except with respect to criminal activity, which must be terminated immediately.

In October 2016, several regulations on Internet finance were publicly announced, including but not limited to, the Notice of the General Office of the State Council on the Issuance of Special Rectification Implementation Plan regarding Internet Finance, Special Rectification Implementation Plan regarding Online Marketplace Lending Risks, Special Rectification Implementation Plan for Risks of Asset Management Business through the Internet and Trans-subject Business, Special Rectification Implementation Plan for Risks regarding Non-Bank Payment Institutions, Special Rectification Implementation Plan for Risks of Internet Financing Advertising and Financial Activities in the form of financial investment (together the “Special Rectification Implementation Plans”). The Special Rectification Implementation Plans emphasize principles and rules in related to Internet financial regulations, and stipulate that (i) “look-through” supervision method shall be adopted, and (ii) companies in the same group that hold a number of financial business qualifications shall not violate rules of related party transactions and other related business regulations.

In November 2016, the CBRC, the MIIT and the Industry and Commerce Administration Department, jointly issued the Guidance of Administration, which provides the general filing rules for online lending intermediaries, and delegates the filing authority to local financial authorities. The Guidance of Administration sets forth that online lending intermediaries are approved locally. Under the general filing procedures for online lending intermediaries, before a filing application is submitted to local financial regulators, the online lending intermediaries may be required to: (i) rectify any breach of applicable regulations as required by local financial regulators; and (ii) apply to the Industry and Commerce Administration Department to amend or register such entity’s the business scope.

The CBRC also authorizes local financial regulators to make detailed implementation rules regarding filing procedures. However, relevant local financial regulators are also in the process of making such implementation rules, which may require us to complete filing records under such future requirements within a grace period.

In February 2017, the CBRC released the Guidance to regulate funds depositories for online lending intermediaries. The Guidance defines depositories as commercial banks that provide online lending fund depository services, and stipulates that the depositories shall not be engaged in offering any guarantee, including: (i) offering guarantees for lending transaction activities conducted by online lending intermediaries, or undertaking any liability for breach of contract related to such activities; (ii) offering guarantees to lenders, guarantying principal and dividend payments or bearing the risks associated with fund lending operations for lenders.

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The Guidance also stipulates certain conditions that must be met before depositories are entitled to develop an online lending fund depository business, including: (i) having a good credit record and not having been included on the List of Enterprises with Abnormal Operations or the List of Enterprises with Serious Illegal and Dishonest Acts; (ii) satisfying various requirements relating to the technological systems of such entity’s depository fund business and general operations, including but not limited to assuming fund administration responsibilities and not outsourcing or assigning such entity’s responsibilities to third parties to set up accounts, process trading information or verify trading passwords; and (iii) setting up special deposit accounts to hold online lending capital and sub-accounts for online lenders and borrowers as well as guarantors, and in order to assure fund security, use separate accounts to hold private capital of online lending intermediaries. In addition, the Guidance prohibits depositories from outsourcing or assigning their responsibilities to set up capital accounts, deal with transaction information, verify trading passwords and various other services to third parties, provided, however, that certain cooperation regarding payment services with third-party payment companies and depository banks is permitted in accordance with clarifications by the CBRC.

Apart from the requirements set forth in the Interim Measures and the Guidance of Administration, the Guidance imposes certain responsibilities on online lending intermediaries, including requiring them to enter into fund depository agreements with only one commercial bank to provide fund depository services, organize independent auditing on funds depository accounts of borrowers and investors and various other services. The Guidance also provides that online lending intermediaries are permitted to develop an online lending fund depository business only after satisfying certain conditions, including: (i) completing registration, filing records and obtaining a business license from the Industry and Commerce Administration Department; (ii) filing records with the local financial regulator; and (iii) applying for a corresponding value-added telecommunications business license pursuant with the relevant telecommunication authorities. The Guidance also requires online lending intermediaries to perform various obligations, and prohibits them advertising their services with the information of their depository except for in accordance with necessary exposure requirements, the interpretation and applicability of which is unclear, as well as oversight requirements. The Guidance also raises other business standards and miscellaneous requirements for depositories and online lending intermediaries as well. Online lending intermediaries and commercial banks conducting the online depository services prior to the effectiveness of the Guidance have a six-month grace period to rectify any activities not in compliance with the Guidance.

In addition, pursuant to the Guideline of CBRC on Risk Prevention and Control in Banking Industry promulgated by CBRC on April 7, 2017, the promotion for the special risk rectification for internet lending platform (P2P) shall be continued. Internet lending intermediaries shall not market the borrowers who do not have the repayment ability; and they are also prohibited to provide Internet loan services to university students who are under the age of 18. It is also emphasized that the advertisement and sales which are fraud or false shall be prohibited.

Some elements of our marketplace may not currently be operating in full compliance with the Guidelines, the rules proposed by the Interim Measures and other principles that have been announced in recent years. Moreover, the Interim Measures also stipulated a 12-month transition period from the time of its effectiveness for online lending intermediaries to adjust their business models.

On August 23, 2017, CBRC issued Disclosure Guideline for Information Regarding Business Activities of Online Lending Information Intermediaries (the “Disclosure Guideline”) which clarifies, among other things, the items, timing, frequency and objects of disclosure and gives online lending Intermediaries 6 months to rectify its existing non-compliance business. If online lending Intermediaries fail to make rectification, then the related rule set forth in Interim Measures and Guidance of Administration shall be governed.

Regulations Related to Micro-Lending Businesses

On August 12, 2015, the Legislative Affairs Office of the State Council announced the Non-Deposit Lending Organization Regulation (draft for comments), which requires companies, including online companies, providing inter-provincial loans to obtain prior approvals from local authorities before carrying out business operations in a certain area.

Regulations Related to Illegal Fundraising

PRC laws and regulations prohibit persons and companies from raising funds through advertising to the public a promise to repay premium or interest payments over time through payments in cash or in kind except with the prior approval of the applicable government authorities. Failure to comply with these laws and regulations may result in penalties imposed by the PBOC, the AIC and other governmental authorities, and can lead to civil or criminal lawsuits.

Online lending practice does not violate the PRC laws and regulations prohibiting illegal fundraising because our platforms only act as a service provider in the facilitation of loans between borrowers and investors. Nevertheless, uncertainties exist with respect to the PBOC, AIC and other governmental authorities’ interpretations of the fundraising-related laws and regulations.

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Regulations Related to Unauthorized Public Offerings

The PRC Securities Law stipulates that no organization or individual is permitted to issue securities for public offering without obtaining prior approval in accordance with the provisions of the law. The following offerings are deemed the be public offerings under the PRC Securities Law: (i) offering of securities to non-specific targets; (ii) offering of securities to more than 200 specific targets; and (iii) other offerings provided by the laws and administrative regulations. Additionally, private offerings of securities shall not be carried out through advertising, open solicitation and disguised publicity campaigns. Uncertainties exist as to whether a transaction between one borrower and multiple investors on our marketplace would constitute a public offering.

Regulations Related to Value-Added Telecommunication Business Certificates and Foreign Investment Restrictions

PRC regulations impose sanctions for engaging in Internet information services of a commercial nature without having obtained an ICP certificate or engaging in the operation of online data processing and transaction processing without having obtained an ODPTP certificate. These sanctions include corrective orders and warnings from the PRC communication administration authority, fines and confiscation of illegal gains and, in the case of significant infringements, the websites may be ordered to close. Nevertheless, the PRC regulatory authorities’ enforcement of such regulations in the context of marketplace lending platforms remains unclear.

According to the Provisions on the Administration of Foreign-invested Telecommunication Enterprises, the ratio of investment by foreign investors in a foreign-invested telecommunication enterprise that engages in the operation of a value-added telecommunication business shall not exceed 50%. Circular 196, which was promulgated on June 19, 2015, provides that foreign investors are permitted to invest up to 100% of the registered capital in a foreign-invested telecommunication enterprise engaging in the operation of online data processing and transaction processing (E-commerce). However, foreign investors are only permitted to invest up to 50% of the registered capital in a foreign-invested telecommunication enterprise that engages in the operation of Internet information services. Under either circumstance, the largest foreign investor will be required to have a satisfactory business track record and operational experience in the value-added telecommunications business.

While Circular 196 permits foreign ownership, in whole or in part, of online data and deal processing businesses (E-commerce), a sub-set of value-added telecommunications services, it is not clear whether our marketplace lending platform will be deemed as online data and deal processing.

Administration of mobile Internet application, or App, information services are strengthened through the Regulations for Administration of Mobile Internet Application Information Services, or the MIAIS Regulations, which became effective on August 1, 2016. The MIAIS Regulations were enacted to regulate App, App providers (including App owners or operators) and online App stores. Information service providers that utilize Apps are required to obtain relevant qualifications pursuant to PRC laws and regulations.

The MIAIS Regulations impose certain duties on App providers, including: (i) verifying real identities with the registered users through mobile phone numbers; (ii) establishing and improving the mechanism for user information security protection; (iii) establishing and improving the verification and management mechanism for the information content; adopting proper sanctions and measures relating to the release of illegal information content; (iv) protecting and safeguarding users’ “rights to know and rights to choose” during installation or use; (v) respecting and protecting intellectual property rights of others; and (vi) keeping records of user log information for 60 days.

Regulations Related to Internet Advertising

The Interim Measures for Administration of Internet Advertising, or the Internet Advertising Measures, were adopted by the State Administration for Industry and Commerce and became effective on September 1, 2016. The Internet Advertising Measures regulate Internet advertising activities. According to the Internet Advertising Measures, Internet advertisers are responsible for the authenticity of the content of advertisements. The identity, administrative license, cited information and other certificates that advertisers are required to obtain in publishing Internet advertisements shall be true and valid. Internet advertisements shall be distinguishable and prominently marked as “advertisements” in order to enable consumers to identify them as advertisements. Publishing and circulating advertisements through the Internet shall not affect the normal use of the Internet by users. It is not allowed to induce users to click on the content of advertisements by any fraudulent means, or to attach advertisements or advertising links in the emails without permission. The Internet Advertising Measures also impose several restrictions on the forms of advertisements and activities used in advertising. “Internet advertising” as defined in the Internet Advertising Measures refers to commercial advertisements that directly or indirectly promote goods or services through websites, web pages, Internet applications or other Internet media in various forms, including texts, pictures, audio clips and videos. Where Internet advertisements are not identifiable and marked as “advertisements”, a fine of not more than RMB100,000 may be imposed in accordance with Advertising Law. A fine ranging from RMB5,000 to RMB30,000 may be imposed for any failure to provide a prominently marked “CLOSE” button to ensure “one-click closure”. Advertisers who induce users to click on the content of advertisements by fraudulent means or without permission, attach advertisements or advertising links in the emails shall be imposed a fine ranging from RMB10,000 to RMB30,000. Our marketplace is in the process of complying with the new Internet Advertising Measures during our advertising activities.

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Regulations Related to Information Security and Confidentiality of User Information

Internet activities in China are regulated and restricted by the PRC government and are subject to criminal penalties under the Decision Regarding the Protection of Internet Security.

The Ministry of Public Security has promulgated measures that prohibit use of the Internet in ways that, among other things, result in leaks of government secrets or the spread of socially destabilizing content. The Ministry of Public Security and its local counterparts have authority to supervise and inspect domestic websites to carry out its measures. Internet information service providers that violate these measures may have their licenses revoked and their websites shut down.

On June 22, 2007, the Ministry of Public Security, the State Secrecy Administration and other relevant authorities jointly issued the Administrative Measures for the Hierarchical Protection of Information Security, which divides information systems into five categories and requires the operators of information systems ranking above Grade II to file an application with the local Bureau of Public Security within 30 days of the date of its security protection grade determination or since its operation.

The PRC government regulates the security and confidentiality of Internet users’ information. The Administrative Measures on Internet Information Service, the Regulations on Technical Measures of Internet Security Protection and the Provisions on Protecting Personal Information of Telecommunication and Internet Users, which were issued on July 16, 2013 by the MIIT, set forth strict requirements to protect personal information of Internet users and require Internet information service providers to maintain adequate systems to protect the security of such information. Personal information collected must be used only in connection with the services provided by the Internet information service provider. Moreover, the Rules for Regulating the Order in the Market for Internet Information Service also protect Internet users’ personal information by (i) prohibiting Internet information service providers from unauthorized collection, disclosure or use of their users’ personal information and (ii) requiring Internet information service providers to take measures to safeguard their users’ personal information. In December 2012, the Standing Committee of the National People’s Congress passed the Decision on Strengthening Internet Information Protection, which provides that all Internet service providers in China, including Internet information service providers, must require that their users provide identification information before entering into service agreements or providing services.

On November 7, 2016, the Standing Committee of the National People’s Congress released the Cyber Security Law, which will take effect on June 1, 2017. The Cyber Security Law requires network operators to perform certain functions related to cyber security protection and the strengthening of network information management. For instance, under the Cyber Security Law, network operators of key information infrastructure generally shall, during their operations in the PRC, store the personal information and important data collected and produced within the territory of PRC.

Regulations Related to Company Establishment and Foreign Investment

The establishment, operation and management of corporate entities in China is governed by the Company Law of the PRC, or the Company Law. According to the Company Law, companies established in the PRC are either limited liability companies or joint stock limited liability companies. The Company Law applies to both PRC domestic companies and foreign invested companies. The establishment procedures, approval procedures, registered capital requirements, foreign exchange matters, accounting practices, taxation and labor matters of a wholly foreign-owned enterprise are regulated by the Wholly Foreign-owned Enterprise Law of the PRC and the Implementation Regulation of the Wholly Foreign-owned Enterprise Law. According to these regulations, foreign-invested enterprises in the PRC may only pay dividends out of their accumulated profit, if any, determined in accordance with PRC accounting standards and regulations. A PRC company is required to set aside general reserves of at least 10% of its after-tax profit, until the cumulative amount of such reserves reaches 50% of its registered capital unless the provisions of laws regarding foreign investment provide otherwise. In addition, PRC companies may allocate a portion of their after-tax profits based on PRC accounting standards to employee welfare and bonus funds at their discretion. These reserves and employee welfare and bonus funds are not distributable as cash dividends. A PRC company may not distribute any profits until any losses from prior fiscal years have been offset. Profits retained from prior fiscal years may be distributed together with distributable profits from the current fiscal year. In September 2016, the National People’s Congress Standing committee published its decision to revise the laws relating to wholly foreign-owned enterprises and other foreign-invested enterprises. Such decision, which became effective on October 1, 2016, changes the “filing or approval” procedure for foreign investments in China such that foreign investments in business sectors not subject to special administrative measures will only be required to complete a filing instead of the existing requirements to apply for approval. The special entry management measures shall be promulgated or approved to be promulgated by the State Council. Pursuant to a notice issued by NDRC and MOFCOM on October 8, 2016, the special entry management measures shall be implemented with reference to the relevant regulations as stipulated in the Catalogue of Industries for Guiding Foreign Investment in relation to the restricted foreign investment industries, prohibited foreign investment industries and encouraged foreign investment industries. Pursuant to the Provisional Administrative Measures on Establishment and Modifications (Filing) for Foreign Investment Enterprises promulgated by MOFCOM on October 8, 2016, establishment and changes of foreign investment enterprises not subject to the approval under the special entry management measures shall be filed with the relevant commerce authorities.

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The Provisions on Guiding Foreign Investment and the 2015 revision of the Catalogue of Industries for Guiding Foreign Investment classify foreign investment projects into four categories: encouraged projects, permitted projects, restricted projects and prohibited projects. The purpose of these regulations is to direct foreign investment into certain priority industry sectors and restrict or prohibit investment in other sectors. If the industry sector in which the investment is to occur falls into the encouraged category, foreign investment can be conducted through the establishment of a wholly foreign-owned enterprise. If a restricted category, foreign investment may be conducted through the establishment of a wholly foreign-owned enterprise, provided certain requirements are met, and, in some cases, the establishment of a joint venture enterprise is required with varying minimum shareholdings for the Chinese party depending on the particular industry. If a prohibited category, foreign investment of any kind is not allowed. Any industry not falling into any of the encouraged, restricted or prohibited categories is classified as a permitted industry for foreign investment.

In January 2015, MOFCOM published the Draft Foreign Investment Law soliciting the public’s comments. Among other things, the Draft Foreign Investment Law expands the definition of foreign investment and introduces the principle of “actual control” in determining whether a company is considered a foreign-invested enterprise. “Control” is broadly defined in the Draft Foreign Investment Law to cover the following summarized categories: (i) holding 50% or more of the voting rights of the subject entity; (ii) holding less than 50% of the voting rights of the subject entity, but having the power to secure at least 50% of the seats on the board of directors or other equivalent decision-making bodies, or having the voting power to exert material influence over the board of directors, at the shareholders’ meeting or over other equivalent decision-making bodies; or (iii) having the power to exert decisive influence, via contractual or trust arrangements, over the subject entity’s operations, financial matters or other key aspects of business operations. The Draft Foreign Investment Law specifically provides that entities established in China, but ultimately “controlled” by foreign investors, will be treated as foreign-invested enterprises. If a foreign-invested enterprise proposes to conduct business in an industry subject to foreign investment restrictions, the foreign-invested enterprise must go through a market entry clearance by MOFCOM before being established. According to the Draft Foreign Investment Law, VIEs would also be deemed as foreign-invested enterprises if they are ultimately “controlled” by foreign investors, and accordingly would be subject to restrictions on foreign investments. However, the Draft Foreign Investment Law does not address what actions will be taken with respect to the existing companies with a VIE structure. As of the date hereof, it is uncertain when the Draft Foreign Investment Law will become a law, to what extent the final version will differ from the Draft Foreign Investment Law and the potential impact on companies employing a VIE structure in the PRC. When the Draft Foreign Investment Law becomes effective, the trio of existing laws regulating foreign investment in the PRC, namely, the Sino-foreign Equity Joint Venture Enterprise Law, the Sino-foreign Cooperative Joint Venture Enterprise Law and the Wholly Foreign-invested Enterprise Law, together with their implementation rules and ancillary regulations, will be abolished.

Regulations Related to Labor and Social Security

Pursuant to the PRC Labor Law, the PRC Labor Contract Law and the Implementing Regulations of the Employment Contracts Law, labor relationships between employers and employees must be executed in written form. Wages may not be lower than the local minimum wage. Employers must establish a system for labor safety and sanitation, strictly abide by state standards and provide relevant education to its employees. Employees are also required to work in safe and sanitary conditions.

On December 28, 2012, the PRC Labor Contract Law was amended with effect on July 1, 2013 to impose more stringent requirements on labor dispatch. Under such law, dispatched workers are entitled to pay equal to that of full-time employees for equal work, but the number of dispatched workers that an employer hires may not exceed a certain percentage of its total number of employees as determined by the Ministry of Human Resources and Social Security. Additionally, dispatched workers are only permitted to engage in temporary, auxiliary or substitute work. According to the Interim Provisions on Labor Dispatch promulgated by the Ministry of Human Resources and Social Security on January 24, 2014, which became effective on March 1, 2014, the number of dispatched workers hired by an employer shall not exceed 10% of the total number of its employees (including both directly hired employees and dispatched workers). The Interim Provisions on Labor Dispatch require employers not in compliance with the PRC Labor Contract Law in this regard to reduce the number of its dispatched workers to below 10% of the total number of its employees prior to March 1, 2016. In addition, an employer is not permitted to hire any new dispatched worker until the number of its dispatched workers has been reduced to below 10% of the total number of its employees.

Under PRC laws, rules and regulations, including the Social Insurance Law, the Interim Regulations on the Collection and Payment of Social Security Funds and the Regulations on the Administration of Housing Accumulation Funds, employers are required to contribute, on behalf of their employees, to a number of social security funds, including funds for basic pension insurance, unemployment insurance, basic medical insurance, occupational injury insurance, maternity leave insurance and housing accumulation funds. These payments are made to local administrative authorities and any employer who fails to contribute may be fined and ordered to pay the deficit amount.

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Regulations on Intellectual Property

The PRC has adopted legislation governing intellectual property rights, including copyrights, trademarks and patents. The PRC is a signatory to major international conventions on intellectual property rights and is subject to the Agreement on Trade Related Aspects of Intellectual Property Rights as a result of its accession to the World Trade Organization in December 2001.

The National People’s Congress amended the Copyright Law in 2001 and 2010 to widen the scope of works and rights that are eligible for copyright protection. The amended, the Copyright Law extends copyright protection to Internet activities, products disseminated over the Internet and software products. In addition, there is a voluntary registration system administered by the China Copyright Protection Center. To address copyright infringement related to content posted or transmitted over the Internet, the National Copyright Administration and former Ministry of Information Industry jointly promulgated the Administrative Measures for Copyright Protection Related to the Internet in April 2005. These measures became effective in May 2005.

On December 20, 2001, the State Council promulgated the new Regulations on Computer Software Protection, effective from January 1, 2002, and revised in 2013, which are intended to protect the rights and interests of the computer software copyright holders and encourage the development of software industry and information economy. In the PRC, software developed by PRC citizens, legal persons or other organizations is automatically protected immediately after its development, without an application or approval. Software copyrights may be registered with the designated agency and if registered, the certificate of registration issued by the software registration agency will be the primary evidence of the ownership of the copyright and other registered matters. On February 20, 2002, the National Copyright Administration of the PRC introduced the Measures on Computer Software Copyright Registration, which outline the operational procedures for registration of software copyright, as well as registration of software copyright license and transfer contracts. The Copyright Protection Center of China is mandated as the software registration agency.

The State Council and the National Copyright Administration have promulgated various rules and regulations and rules relating to protection of software in China, including the Regulations on Protection of Computer Software promulgated by State Council on January 30, 2013 and effective since March 1, 2013, and the Measures for Registration of Copyright of Computer Software promulgated by SARFT on February 20, 2002 and effective since the same date. According to these rules and regulations, software owners, licensees and transferees may register their rights in software with the National Copyright Administration or its local branches and obtain software copyright registration certificates. Although such registration is not mandatory under PRC law, software owners, licensees and transferees are encouraged to go through the registration process and registered software rights may be entitled to better protections.

The PRC Trademark Law, adopted in 1982 and revised in 1993, 2001 and 2013 respectively, protects the proprietary rights to registered trademarks. The Trademark Office under the State Administration for Industry and Commerce handles trademark registrations and may grant a term of ten years for registered trademarks, which may be extended for another ten years upon request. Trademark license agreements shall be filed with the Trademark Office for record. In addition, if a registered trademark is recognized as a well-known trademark, the protection of the proprietary right of the trademark holder may reach beyond the specific class of the relevant products or services.

The Patent Law of the PRC and its Implementation Rules provide for three types of patents: invention, utility model and design. The duration of a patent right is either 10 years or 20 years from the date of application, depending on the type of patent right.

Regulations Related to Foreign Exchange

The principal regulations governing foreign currency exchange in China are the Foreign Exchange Administration Regulations, which were most recently amended in August 2008. Payments of current account items, such as profit distributions and trade and service-related foreign exchange transactions, can usually be made in foreign currencies without prior approval from SAFE by complying with certain procedural requirements. By contrast, approval from or registration with appropriate PRC authorities or banks authorized by appropriate PRC authorities is required where RMB capital is to be converted into foreign currency and remitted out of China to pay capital expenses.

SAFE promulgated Circular 19, effective on June 1, 2015, in replacement of SAFE Circular 142, Circular 59 and Circular 45. According to Circular 19, the flow and use of the RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company is regulated such that RMB capital may not be used for the issuance of RMB entrusted loans or the repayment of inter-enterprise loans or the repayment of banks loans that have been transferred to a third party. Although Circular 19 allows RMB capital converted from foreign currency-denominated registered capital of a foreign-invested enterprise to be used for equity investments within the PRC, it also reiterates the principle that RMB converted from the foreign currency-denominated capital of a foreign-invested company may not be directly or indirectly used for purposes beyond its business scope. Thus, it is unclear whether SAFE will permit such capital to be used for equity investments in the PRC in actual practice. SAFE promulgated the Notice of the State Administration of Foreign Exchange on Reforming and Standardizing the Foreign Exchange Settlement Management Policy of Capital Account, or Circular 16, effective on June 9, 2016, which reiterates some of the rules set forth in Circular 19, but changes the prohibition against using RMB capital converted from foreign currency-denominated registered capital of a foreign-invested company to issue RMB entrusted loans to a prohibition against using such capital to issue loans to non-associated enterprises. Violations of SAFE Circular 19 or Circular 16 could result in administrative penalties.

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From 2012, SAFE has promulgated several circulars to substantially amend and simplify the current foreign exchange procedure. Pursuant to these circulars, the opening of various special purpose foreign exchange accounts, the reinvestment of RMB proceeds by foreign investors in the PRC and remittance of foreign exchange profits and dividends by a foreign-invested enterprise to its foreign shareholders no longer require the approval or verification of SAFE. In addition, domestic companies are no longer limited to extend cross-border loans to their offshore subsidiaries but are also allowed to provide loans to their offshore parents and affiliates and multiple capital accounts for the same entity may be opened in different provinces. SAFE also promulgated the Circular on Printing and Distributing the Provisions on Foreign Exchange Administration over Domestic Direct Investment by Foreign Investors and the Supporting Documents in May 2013, which specifies that the administration by SAFE or its local branches over direct investment by foreign investors in the PRC shall be conducted by way of registration and banks shall process foreign exchange business relating to the direct investment in the PRC based on the registration information provided by SAFE and its branches. In February 2015, SAFE promulgated SAFE Circular 13, which took effect on June 1, 2015. SAFE Circular 13 delegates the power to enforce the foreign exchange registration in connection with inbound and outbound direct investments under relevant SAFE rules from local branches of SAFE to banks, thereby further simplifying the foreign exchange registration procedures for inbound and outbound direct investments.

On January 26, 2017, SAFE issued SAFE Circular 3, which stipulates several capital control measures with respect to the outbound remittance of profit from domestic entities to offshore entities, including (i) under the principle of genuine transaction, banks shall check board resolutions regarding profit distribution, the original version of tax filing records and audited financial statements; and (ii) domestic entities shall hold income to account for previous years’ losses before remitting the profits. Moreover, pursuant to SAFE Circular 3, domestic entities shall make detailed explanations of the sources of capital and utilization arrangements, and provide board resolutions, contracts and other proof when completing the registration procedures in connection with an outbound investment.

Regulations Relating to Offshore Special Purpose Companies Held by PRC Residents

SAFE promulgated SAFE Circular 37 in July 2014 that requires PRC residents or entities to register with SAFE or its local branch in connection with their establishment or control of an offshore entity established for the purpose of overseas investment or financing. In addition, such PRC residents or entities must update their SAFE registrations when the offshore special purpose vehicle undergoes material events relating to any change of basic information (including change of such PRC citizens or residents, name and operation term), increases or decreases in investment amount, transfers or exchanges of shares, or mergers or divisions.

SAFE Circular 37 was issued to replace SAFE Circular 75. SAFE further enacted SAFE Circular 13, which allows PRC residents or entities to register with qualified banks in connection with their establishment or control of an offshore entity established for the purpose of overseas investment or financing. However, remedial registration applications made by PRC residents that previously failed to comply with the SAFE Circular 37 continue to fall under the jurisdiction of the relevant local branch of SAFE. In the event that a PRC shareholder holding interests in a special purpose vehicle fails to fulfill the required SAFE registration, the PRC subsidiaries of that special purpose vehicle may be prohibited from distributing profits to the offshore parent and from carrying out subsequent cross-border foreign exchange activities, and the special purpose vehicle may be restricted in its ability to contribute additional capital into its PRC subsidiary. Moreover, failure to comply with the various SAFE registration requirements described above could result in liability under PRC law for evasion of foreign exchange controls.

SAFE Regulations Relating to Employee Stock Incentive Plans

On February 15, 2012, SAFE promulgated the Stock Option Rules, which replaced the Application Procedures of Foreign Exchange Administration for Domestic Individuals Participating in Employee Stock Ownership Plans or Stock Option Plans of Overseas Publicly-Listed Companies issued by SAFE on March 28, 2007. Under the Stock Option Rules and other relevant rules and regulations, PRC residents who participate in a stock incentive plan in an overseas publicly listed company are required to register with SAFE or its local branches and complete certain other procedures. Participants of a stock incentive plan who are PRC residents must retain a qualified PRC agent, which could be a PRC subsidiary of such overseas publicly listed company or another qualified institution selected by such PRC subsidiary, to conduct the SAFE registration and other procedures with respect to the stock incentive plan on behalf of its participants. Such participants must also retain an overseas entrusted institution to handle matters in connection with their exercise of stock options, the purchase and sale of corresponding shares or interests and fund transfers. In addition, the PRC agent is required to amend the SAFE registration with respect to our share incentive plans if there are any material changes to the share incentive plans, the PRC agent or the overseas entrusted institution or other material changes.

Regulations Related to Tax

Under the EIT Law, which became effective on January 1, 2008, an enterprise established outside the PRC with “de facto management bodies” within the PRC is considered a “resident enterprise” for PRC enterprise income tax purposes and is generally subject to a uniform 25% enterprise income tax rate on its worldwide income. In 2009, the SAT issued SAT Circular 82, which provides certain specific criteria for determining whether the “de facto management body” of a PRC-controlled enterprise that is incorporated offshore is located in China. Further to SAT Circular 82, in 2011, the SAT issued SAT Bulletin 45 to provide more guidance on the implementation of SAT Circular 82.

According to SAT Circular 82, an offshore incorporated enterprise controlled by a PRC enterprise or a PRC enterprise group will be considered a PRC resident enterprise by virtue of having its “de facto management body” in China and will be subject to PRC enterprise income tax on its worldwide income only if all of the following conditions are met: (a) the senior management and core management departments in charge of its daily operations function have their presence mainly in the PRC; (b) its financial and human resources decisions are subject to determination or approval by persons or bodies in the PRC; (c) its major assets, accounting books, company seals, and minutes and files of its board of directors and shareholders’ meetings are located or kept in the PRC; and (d) more than half of the enterprise’s directors or senior management with voting rights habitually reside in the PRC.

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Although SAT Circular 82 and SAT Bulletin 45 only apply to offshore-incorporated enterprises controlled by PRC enterprises or PRC enterprise groups and not those controlled by PRC individuals or foreigners, the determination criteria set forth therein may reflect the SAT’s general position on how the term “de facto management body” could be applied in determining the tax resident status of offshore enterprises, regardless of whether they are controlled by PRC enterprises, individuals or foreigners.

The State Administration of Taxation has promulgated several rules and notices to tighten the scrutiny over acquisition transactions in recent years, including SAT Circular 698, SAT Circular 24 and SAT Circular 7. Pursuant to these rules and notices, if a non-PRC resident enterprise transfers its equity interests in a PRC tax resident enterprise, such non-PRC resident transferor must report to the tax authorities at the place where the PRC tax resident enterprise is located and is subject to a PRC withholding tax of up to 10%. In addition, if a non-PRC resident enterprise indirectly transfers so-called PRC Taxable Properties, referring to properties of an establishment or a place of business in China, real estate properties in China and equity investments in a PRC tax resident enterprise, by disposition of the equity interests in an overseas non-public holding company without a reasonable commercial purpose and resulting in the avoidance of PRC enterprise income tax, the transfer will be re-characterized as a direct transfer of the PRC Taxable Properties and gains derived from the transfer may be subject to a PRC withholding tax of up to 10%. SAT Circular 7 has listed several factors to be taken into consideration by the tax authorities in determining if an indirect transfer has a reasonable commercial purpose. However, regardless of these factors, an indirect transfer satisfying all the following criteria will be deemed to lack a reasonable commercial purpose and be taxable in the PRC: (i) 75% or more of the equity value of the intermediary enterprise being transferred is derived directly or indirectly from PRC Taxable Properties; (ii) at any time during the one year period before the indirect transfer, 90% or more of the asset value of the intermediary enterprise (excluding cash) is comprised directly or indirectly of investments in the PRC, or 90% or more of its income is derived directly or indirectly from the PRC; (iii) the functions performed and risks assumed by the intermediary enterprise and any of its subsidiaries that directly or indirectly hold the PRC Taxable Properties are limited and are insufficient to prove their economic substance; and (iv) the foreign tax payable on the gain derived from the indirect transfer of the PRC Taxable Properties is lower than the potential PRC tax on the direct transfer of those assets. On the other hand, indirect transfers falling into the scope of the safe harbors under SAT Circular 7 may not be subject to PRC tax. The safe harbors include qualified group restructurings, public market trades and exemptions under tax treaties.

Under SAT Circular 7 and other PRC tax regulations, in the case of an indirect transfer, entities or individuals obligated to pay the transfer price to the transferor must act as withholding agents and are required to withhold the PRC tax from the transfer price. If they fail to do so, the seller is required to report and pay the PRC tax to the PRC tax authorities. If neither party complies with the tax payment or withholding obligations under SAT Circular 7, the tax authority may impose penalties such as late payment interest on the seller. In addition, the tax authority may also hold the withholding agents liable and impose a penalty of 50% to 300% of the unpaid tax on them. The penalty imposed on the purchasers may be reduced or waived if the withholding agents have submitted the relevant materials in connection with the indirect transfer to the PRC tax authorities in accordance with SAT Circular 7.

Regulations Related to Mergers and Acquisitions

On August 8, 2006, six PRC regulatory agencies, including the CSRC, promulgated the M&A Rules, which became effective on September 8, 2006 and were amended on June 22, 2009. The M&A Rules, among other things, require offshore special purpose vehicles formed for overseas listing purposes through acquisitions of PRC domestic companies and controlled by PRC domestic enterprises or individuals to obtain the approval of the CSRC prior to publicly listing their securities on an overseas stock exchange. On September 21, 2006, the CSRC published a notice specifying the documents and materials that are required to be submitted for obtaining CSRC approval.

The M&A Rules, and other recently adopted regulations and rules concerning mergers and acquisitions established additional procedures and requirements that could make merger and acquisition activities by foreign investors more time consuming and complex. For example, the M&A Rules require that MOFCOM be notified in advance of any change-of-control transaction in which a foreign investor takes control of a PRC domestic enterprise, if (i) any important industry is concerned, (ii) such transaction involves factors that impact or may impact national economic security, or (iii) such transaction will lead to a change in control of a domestic enterprise which holds a famous trademark or PRC time-honored brand. Moreover, the Anti-Monopoly Law promulgated by the Standing Committee of the National People’s Congress on August 30, 2007 and effective as of August 1, 2008 requires that transactions which are deemed concentrations and involve parties with specified turnover thresholds must be cleared by MOFCOM before they can be completed. In addition, on February 3, 2011, the General Office of the State Council promulgated Circular 6, which officially established a security review system for mergers and acquisitions of domestic enterprises by foreign investors. Further, on August 25, 2011, MOFCOM promulgated the MOFCOM Security Review Regulations, which became effective on September 1, 2011, to implement Circular 6. Under Circular 6, a security review is required for mergers and acquisitions by foreign investors having “national defense and security” concerns and mergers and acquisitions by which foreign investors may acquire the “de facto control” of domestic enterprises with “national security” concerns. Under the MOFCOM Security Review Regulations, MOFCOM will focus on the substance and actual impact of the transaction when deciding whether a specific merger or acquisition is subject to security review. If MOFCOM decides that a specific merger or acquisition is subject to security review, it will submit it to the Inter-Ministerial Panel, an authority established under the Circular 6 led by the NDRC and MOFCOM under the leadership of the State Council, to carry out the security review. The regulations prohibit foreign investors from bypassing the security review by structuring transactions through trusts, indirect investments, leases, loans, control through contractual arrangements or offshore transactions. There is no explicit provision or official interpretation stating that the merger or acquisition of a company engaged in the marketplace lending business requires security review.

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Sorghum Group Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion and analysis of Sorghum Group’s financial condition and results of operations should be read in conjunction with Sorghum Group’s consolidated financial statements and related notes included elsewhere in this proxy statement. This discussion includes forward-looking statements which, although based on assumptions that Sorghum Group considers reasonable, are subject to risks and uncertainties which could cause actual events or conditions to differ materially from those currently anticipated and expressed or implied by such forward-looking statements. Factors that could cause or contribute to these differences include those discussed below and elsewhere in this proxy statement, particularly in “Risk Factors.”

Overview

Sorghum Group is a digital online intermediary connecting investors and borrowers for the provision of peer-to-peer lending services to individuals and small business owners in China. Sorghum Group’s PRC consolidated subsidiaries serve as financing intermediaries connecting investors and individual borrowers through its websites and mobile applications and provide a wide array of services to borrowers in loan facilitation. Sorghum Group’s borrowers and investors mainly come from a variety of channels, including primarily online sources, such as through the internet and mobile applications, as well as offline sources, such as referrals and marketing networks.

The target borrowers of Sorghum Group are millennials and centennials, especially young professionals and graduate students, and individuals and small business owners with prime credit performance, stable income or having guarantors with sufficient assets. Sorghum Group believes members of these two groups tend to be more creditworthy and more receptive to internet finance solutions and present lower risks to its investors. Sorghum Group’s online marketplace offers qualified borrowers quick and convenient access to credit at competitive prices.

Investors have the option to individually select specific loans to invest in on the basis of a targeted return. Sorghum Group also offers investors a Reserve Liability Program with the aim of limiting losses to investors from borrower defaults.

In addition, Sorghum Group provides investors with access to a liquid secondary market, giving them an opportunity to exit their investments before the underlying loans become due. The secondary market is available to investors with a fixed investment term. Before the investors may transfer their loan products, they are required to have a minimum commitment period, and the investors may transfer their loan products on the secondary market after the commitment period ends. While Sorghum Group provides the secondary market for the benefit of investors, it does not have any obligation to assist investors in transferring the loan products they have purchased to other investors before maturity.

Sorghum Group has achieved significant growth since it launched its first financing platform in 2009. Its total net revenues increased from US$2.2 million in 2014, to US$17.8 million in 2015, and further to US$71.9 million in 2016 and increased from US$48.9 million for the nine months ended September 30, 2016 to US$60.2 million for the nine months ended September 30, 2017.

Major Factors Affecting Sorghum Group’s Results of Operations

Major factors affecting Sorghum Group’s results of operations include the following:

Economic Conditions in China

The demand for online consumer finance marketplace services from borrowers and investors is dependent upon overall economic conditions in China. General economic factors, including the interest rate environment and unemployment rates, may affect borrowers’ willingness to seek loans and investors’ ability and desire to invest in loans. For example, significant increases in interest rates could cause potential borrowers to defer obtaining loans as they wait for interest rates to become stable or decrease. Additionally, a slowdown in the economy, such as from a rise in the unemployment rate and a decrease in real income, may affect individuals’ level of disposable income. This may negatively affect borrowers’ repayment capability, which in turn may decrease their willingness to seek loans and potentially cause an increase in default rates. If actual or expected default rates increase generally in China or the consumer finance market, investors may delay or reduce their investments in loan products in general, including on its marketplace.

Ability to Acquire Borrowers and Investors Effectively

Sorghum Group’s ability to increase the loan volume facilitated through its marketplace largely depends on its ability to attract potential borrowers and investors through sales and marketing efforts. Sorghum Group’s sales and marketing efforts include those related to borrower and investor acquisition and retention, and general marketing. Sorghum Group intends to continue to dedicate significant resources to its sales and marketing efforts and constantly seek to improve the effectiveness of these efforts, in particular with regard to borrower and investor acquisition.

Sorghum Group utilizes both online and offline channels for borrower acquisition. Sorghum Group attract a fast growing number of Sorghum Group’s borrowers through various channels. As Sorghum Group acquires more borrowers, the volume of loans facilitated over its marketplace is expected to continue to increase.

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Effectiveness of Risk Management

Sorghum Group’s ability to effectively segment borrowers into appropriate risk profiles affects its ability to offer attractive pricing to borrowers as well as its ability to offer investors attractive returns, both of which directly relate to the level of user confidence in its marketplace. Sorghum Group’s risk management model utilizes big data capabilities to automatically evaluate a borrower’s credit characteristics. At the same time, Sorghum Group uses automated verification and fraud detection tools to ensure the quality of the loans facilitated on its marketplace, and supplement these technologies driven tools with manual processes when necessary. Furthermore, Sorghum Group’s ability to effectively evaluate a borrower’s risk profile and likelihood of default may directly affect its results of operations. For the loans facilitated through its marketplace, Sorghum Group demands a fund from the borrowers of around 5%-20% of facilitation amount at the inception of the loan and deposited in the third-party platform (for credit loans) or the Sorghum Group’s bank account (for secured loans). Once a borrower does not repay a loan as scheduled except for early redeem, the loan is considered overdue, and the fund becomes non-refundable and thus is released to reserved liability. The deposit fund represents the upfront consulting fee collected from borrowers. The percentage of the upfront deposit varies based on the credit assessment for the borrowers by Sorghum Group, regardless of secured loan or credit loan. Low risk borrowers will not necessary to deposit as high as normal borrowers. For most loan products, such as campus loans, secured loans and white color loans, borrowers are charged with such an upfront consulting fee, while the upfront consulting fee is not required for other minor loan products as initially designed. If no delinquency occurs during the entire loan term or before an early payoff, the deposit will be returned to the borrower.

Additionally, Sorghum Group provides a Reserve Liability Program for the benefit of marketplace investors using its marketplace. In the event of borrowers’ default, marketplace investors may be entitled to receive unpaid principal and interest under the terms of the Reserve Liability Program. In general, any unpaid principal and interest shall be paid from the Reserve Liability Program to an investor when the borrower does not repay as scheduled. The funding and operation of Reserve Liability Program may have a material impact on its financial condition. Since launching the Reserve Liability Program, there has not been any defaults resulting in an investor not receiving the principal and interest payments. However, Sorghum may decide not to repay the principal and interest resulted from borrowers’ overdue repayment of loans once the accumulated repayment from Sorghum Group excess the fund contributed to the Reserve Liability Program.

Ability to Innovate

Sorghum Group’s growth to date has depended on, and its future success will depend in part on, successfully meeting borrowers’ and investors’ demand with new and innovative loan and investment products. Sorghum Group has made and intend to continue to make efforts to develop loan and investment products for borrowers and investors. Sorghum Group constantly evaluates the popularity of its existing product offerings and develop new products and services that cater to the ever evolving needs of its borrowers and investors. Over time Sorghum Group will continue to expand its offerings by introducing new products. From the borrowers’ perspective, Sorghum Group will continue to develop tailored credit products to meet the specific needs of its target borrowers. Sorghum Group plans to expand its ability to implement risk-based pricing by developing more pricing grades to optimize loans based on individual credit criteria, enabling it to facilitate customized loans tailored to individual borrowers’ specific credit profiles. Failure to continue to successfully develop and offer innovative products and for such products to gain broad customer acceptance could adversely affect its operating results and Sorghum Group may not recoup the costs of launching and marketing new products.

Ability to Compete Effectively

Sorghum Group’s business and results of operations depends on its ability to compete effectively in the markets in which Sorghum Group operates. The online consumer finance marketplace industry in China is intensely competitive, and Sorghum Group expects that competition to persist and intensify in the future. In addition to competing with other consumer finance marketplaces, Sorghum Group also competes with other types of financial products and companies that attract borrowers, investors or both. With respect to borrowers, Sorghum Group primarily competes with traditional financial institutions, such as consumer finance business units in commercial banks, credit card issuers and other consumer finance companies. With respect to investors, Sorghum Group primarily competes with other investment products and asset classes, such as equities, bonds, investment trust products, bank savings accounts, real estate and alternative asset classes. If Sorghum Group is unable to compete effectively, the demand for its marketplace could stagnate or substantially decline, Sorghum Group could experience reduced revenues or its marketplace could fail to maintain or achieve more widespread market acceptance, any of which could harm its business and results of operations.

Regulatory Environment in China

The regulatory environment for the online lending information intermediary service industry in China is developing and evolving, creating both challenges and opportunities that could affect its financial performance. Due to the relatively short history of the online lending information intermediary service industry in China, although PRC government has issued certain guidelines, regulations and rules to regulate and support the development of, the online lending information intermediary service industry in China, the PRC government has yet to establish a comprehensive regulatory framework governing its industry. Sorghum Group will continue to make efforts to ensure that Sorghum Group is compliant with the existing laws, regulations and governmental policies relating to its industry and to comply with new laws and regulations or changes under existing laws and regulations that may arise in the future. While new laws and regulations or changes to existing laws and regulations could make loans more difficult to be accepted by investors or borrowers on terms favorable to Sorghum Group, or at all, these events could also provide new product and market opportunities.

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Key Components of Results of Operations

Net Revenues

Sorghum Group’s revenues are generated from fees charged for providing loan facilitation services and post-lending management services to borrowers. The service fee varies for different types of loan, ranging from 0.2%-1.35% of the loan amount monthly for consumption loans and secured loans, which usually account for 95% of the total loans facilitated during a year. In addition, Sorghum Group also charges an upfront consulting fee from borrowers for most facilitated loans, which represents an advance payment for the consulting services provided to recover the defaulted loans. The upfront consulting fee ranges from 5% to 20% of total loan amount, but is refundable to borrowers if no default occurs during the entire loan term. Upon receiving the advance payment ranging from 5% to 20% of total loan amount, it is recorded as “advance from borrowers” in full amount. When the deposit is received, it will be recorded as cash or other receivable depending on the fund depositing in bank account or external third party online payment platform account, respectively. When the fund is returned to borrowers upon expiration or early redeem of the loan, the liability of advance from borrowers will be released and the cash or third-party platform account will be reduced as well. If the loan is not repaid as scheduled except for early redeem, it is considered delinquent, the upfront consulting fee becomes non-refundable and thus is released to reserved liability.

Sorghum Group receives three types of fees from its platform investors, including transaction fees, bank surcharge fees, and premium taken fee. Upon deducting the amount from the investors’ account, the Group recorded as other service revenues.

Sorghum Group’s revenues are represented net of VAT and related surcharges. Sorghum Group’s net revenues are fees billed net of reserve liabilities charge associated with the Reserve Liability Program, and cash incentives, and are recognized as revenues from loan facilitation services, revenues from post-lending management services and other revenues.

The following table sets forth the reconciliation of Sorghum Group’s net revenues with fees billed for the periods presented:

	For the year Ended December 31,			For the three months Ended September 30,		For the nine months Ended September 30,
	2014	2015	2016	2016	2017	2016	2017
	US$	US$	US$	US$	US$	US$	US$
	(in thousands)
Fee billed:
Service fees billed to borrowers	5,660	16,874	55,295	20,998	28,809	38,713	54,945
Consulting fees billed to borrowers (i)	3,669	14,842	58,666	18,315	18,162	42,901	46,195
Others	2,370	2,438	22,759	6,952	6,970	12,210	22,735
VAT	(662)	(1,933)	(7,739)	(2,619)	(3,053)	(5,311)	(7,012)
Total fee billed	11,037	32,221	128,981	43,646	50,888	88,513	116,863

Reserve liability charge	(9,343)	(12,689)	(45,774)	(12,902)	(17,119)	(31,195)	(52,290)
Cash incentives	-	(2,414)	(14,275)	(2,698)	(2,655)	(10,588)	(7,472)
VAT	516	695	2,931	742	945	2,122	3,088
Total net revenue	2,210	17,813	71,863	28,788	32,059	48,852	60,189

The following table set forth fees earned as a percentage of loan volume by revenue source for each period presented:

	For the year Ended December 31,						For the three months Ended September 30,				For the nine months Ended September 30,
	2014		2015		2016		2016		2017		2016		2017
	US$	%	US$	%	US$	%	US$	%	US$	%	US	%	US$	%
	(in thousands, except for percentages)
Fee billed:
Service fees billed to borrowers	5,660	8.4	16,874	4.7	55,295	4.7	20,998	6.8	28,809	15.8	38,713	4.5	54,945	8.2
Consulting fees billed to borrowers	3,669	5.4	14,842	4.2	58,666	5.0	18,315	6.0	18,162	9.9	42,901	5.0	46,195	6.9
Others	2,370	3.5	2,438	0.7	22,759	1.9	6,952	2.3	6,970	3.8	12,210	1.4	22,735	3.4

Total volume of loan facilitation	67,535		356,705		1,179,395		307,574		182,770		852,474		668,901

(i)	The amount of consulting fees billed to borrowers represents the non-refundable consulting fee received from borrowers upon default, which is deducted from the balance of advance from borrowers.

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The following table sets forth the breakdown of net revenues, both in absolute amount and as a percentage of total net revenues, for the periods presented:

	For the year Ended December 31,						For the three months Ended September 30,				For the nine months Ended September 30,
	2014		2015		2016		2016		2017		2016		2017
	US$	%	US$	%	US$	%	US$	%	US$	%	US$	%	US$	%
	(in thousands, except for percentages)
Net revenues from borrowers:
Loan facilitation service	-	-	10,195	57.2	26,002	36.2	15,110	52.5	14,287	44.6	20,908	42.8	18,489	30.7
Post-lending management service for undue loans	-	-	3,445	19.3	12,697	17.7	4,375	15.2	5,003	15.6	9,442	19.3	9,225	15.3
Post-lending management service for default loans	-	-	2,032	11.4	12,163	16.9	2,885	10.0	6,368	19.8	7,226	14.8	11,323	18.8
Penalty fee for early repayment	62	2.8	1,255	7.0	8,534	11.9	2,443	8.5	2,253	7.0	5,407	11.1	8,365	13.9
Penalty fee for late repayment	-	-	528	3.0	6,100	8.5	1,475	5.1	2,761	8.6	3,182	6.5	6,507	10.8
Others	2,158	97.7	488	2.8	3,917	5.4	1,470	5.1	312	1.0	1,450	3.0	3,841	6.4
Total net revenues from borrowers	2,220	100.5	17,943	100.7	69,413	96.6	27,758	96.4	30,984	96.6	47,615	97.5	57,750	95.9
Net revenues from investors:
Others	(10)	(0.5)	(130)	(0.7)	2,450	3.4	1,030	3.6	1,075	3.4	1,237	2.5	2,439	4.1
Total net revenues from investors	(10)	(0.5)	(130)	(0.7)	2,450	3.4	1,030	3.6	1,075	3.4	1,237	2.5	2,439	4.1
Total net revenues	2,210	100.0	17,813	100.0	71,863	100.0	28,788	100.0	32,059	100.0	48,852	100.0	60,189	100.0

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Sorghum Group considers the loan facilitation services, the Reserve Liability Program, post-lending management for undue loans and defaulted loans as multiple deliverable revenue arrangements, and the borrowers are regarded as the sole customer. See “-- Critical Accounting Policies, Judgments and Estimates”.

Loan facilitation services. Loan facilitation services are charged for the work Sorghum Group performs through its platform, such as: loan information consultancy, credit and evaluations, and lender recommendation.

Post-lending management. Post-lending management services mainly include sending payment reminder text messages for undue loans, further collection services for default loans and instructing third-party platforms to transfer principal repayment and interest payment.

Others. Sorghum Group also charges other fees, such as penalty fee for loan early repayment and late payment, fee for providing borrower acquisition and referral services, fees for loan renewal, transaction fees. The penalty fee, will be received as a certain percentage of past due amounts in case of late payment or a certain percentage of interest over the prepaid principal loan amount in case of early repayment. Sorghum Group charges other fees from its platform investors, including secondary market transaction fees, bank surcharge fees, and premium taken fee.

The following table presents the breakdown of Sorghum Group’s net revenue generated from online channels and offline channels, during the periods indicated:

	For the year Ended December 31,			For the three months Ended September 30,		For the nine months Ended September 30,
	2014	2015	2016	2016	2017	2016	2017
	US$	US$	US$	US$	US$	US$	US$
	(in thousands)
Net revenue
Revenue generated from online channels	2,223	17,865	67,331	27,971	31,824	47,683	58,801
Revenue generated from offline channels	-	108	5,000	958	409	1,413	1,683
Business and sales related taxes	(13)	(160)	(468)	(141)	(174)	(244)	(295)
Total net revenue	2,210	17,813	71,863	28,788	32,059	48,852	60,189

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Additionally, Sorghum Group regularly reviews a number of metrics to evaluate its business, measure its performance, identify trends, formulate financial projections and make strategic decisions. The main metrics Sorghum Group considers are set forth in the table below:

	For the year Ended December 31,						For the three months Ended September 30,				For the nine months Ended September 30,
	2014		2015		2016		2016		2017		2016		2017
	US$	%	US$	%	US$	%	US$	%	US$	%	US$	%	US$	%
	(in thousands, except for percentages)
Volume of loan facilitation(i)
Consumption loans	38,184	56.5	268,427	75.2	882,585	74.8	230,040	74.8	181,083	99.1	630,112	73.9	521,028	77.9
Liquidity loans	28,619	42.4	21,014	5.9	46,149	3.9	2,280	0.7	-	0.0	46,597	5.5	0	0.0
Mortgage loans	732	1.1	67,264	18.9	250,661	21.3	75,254	24.5	1,687	0.9	175,765	20.6	147,873	22.1
Total volume of loan facilitation	67,535	100	356,705	100	1,179,395	100	307,574	100	182,770	100	852,474	100	668,901	100
Number of borrowers(ii)	31,057	-	161,528	-	481,719	-	164,305	-	51,377	-	419,338	-	316,848	-
Repeat borrower rate(iii)	4.4%	-	14.4%	-	36.5%	-	44%		70.7%	-	35.2%	-	66.1%	-

(i)	Loan volume is defined as the total principal amount of loans facilitated on its marketplace during the relevant period.

(ii)	Number of borrowers is defined as the total number of borrowers on its marketplace since its inception as measured as of the relevant date.

(iii)	Repeat borrower rate is defined as the total number of borrowers who borrowed more than one loan on its marketplace since its inception divided by the total number of borrowers on its marketplace since its inception as measured as of the relevant date.

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Sorghum Group categorizes the vast majority of loans facilitated on its marketplace as consumption loans, liquidity loan and mortgage loan. Sorghum Group’s marketplace offers loan types with various maturities and rates in order to meet the needs of borrowers. The volume of consumption loans facilitation increases from 2014 to September 30, 2017, which accounted for 56.5%, 75.2%, 74.8% and 77.9% of the total volume of loan facilitation for the year 2014, 2015, 2016 and for the nine months ended September 30, 2017, respectively. Consumption loans represents loans with consumption purpose without security, which includes campus loans, white collar loans, Unifi loans and Maiya instalment loans. Mortgage loans, the only secured loan product offered by the Group, represents loans with security, such as properties. Liquidity loans mainly represents high risk loans without security, such as bridge financing, easy loans, non-standard loans and others. Following table illustrate the differences of the three types of loans:

Loans category	Products	Maximum loan amount (in RMB)	Minimum loan amount (in RMB)	Average loan amount (in RMB)	Average term (months)	Annual interest rate to borrowers (1)	Service fee charged by the Group
	Unifi	150,000	5,000	67,730	15.11	11.88%	0.44-0.49% monthly
	Campus loan	50,000	100	7,171	16.75	11.88%	0.44-0.49% monthly
Consumption loan	White collar loan	40,000	1000	9,334	23.31	11.88%-21.48%	44%-59% of total interest charged to borrowers
	Maiya instalment	80,000	1,000	24,514	17.97	Around 12% depending on different stores	Around 45% of total interest charged to borrowers
	Maizi Loan	50,000	100	9,003	23.86	7.08%-22.68%	0-1.35% monthly
Mortgage loan	Property loan	18,890,000	30,000	1,589,639	5.97	13.2%-15.2%	0.66%-4.64% depending on length of loan term
	Easy loan	10,000,000	3,000	191,463	16.71	18.6%-24%	6.6%-14%
Liquidity loans	Bridge financing	50,000,000	500,000	19,777,778	0.4	0.1%	26.5% annualized
	non-standard loan	33,300,000	1,875,000	12,253,846	7.38	12%-14%	N/A
	Others	22,000,000	60,000	2,741,240	6.81	17.08%-28.35%	8%-17%

(1)	The annual interest rate to borrowers is the nominal interest rate charged to borrowers, including the interest payable to investors and the service fee collected by the company.

Since inception, Sorghum Group’s marketplace has generally experienced an increase in repeat borrowing on its platform. During the nine months ended September 30, 2017, 66.1% of the borrowers on its marketplace were repeat borrowers. These repeat borrowers generally have higher credit quality than first-time borrowers on its marketplace, as Sorghum Group only permits borrowers with positive repayment histories to become repeat borrowers. During the nine months ended September 30, 2017, the number of new borrowers and total borrowers are 51,377 and 316,848, respectively. The percentage of loan applications submitted by borrowers that were approved during the nine months ended September 30, 2017 were 42.3%.

The following table shows the loan facilitated during each quarter since inception. (It is presented in RMB’000)

Loan type	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2	2015Q3	2015Q4	2016Q1	2016Q2	2016Q3	2016Q4	2017Q1	2017Q2	2017Q3
Mortgage loans	-	-	-	4,500	10,480	23,895	84,266	300,330	220,450	440,933	495,185	508,850	438,555	556,457	11,485
Consumption loans	4,063	54,144	49,053	127,406	119,253	268,366	285,348	999,013	983,354	1,649,200	1,513,710	1,717,719	1,030,766	1,283,074	1,232,539
Liquidity loans	40,846	67,493	36,724	30,820	3,875	8,147	19,400	99,470	37,250	254,370	15,000	-	-	-	-
Total	44,909	121,637	85,777	162,726	133,608	300,408	389,014	1,398,813	1,241,054	2,344,503	2,023,895	2,226,569	1,469,321	1,839,531	1,244,024

The table set out below shows the average loan amount for each borrower, which is presented in RMB.

Loan type	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2	2015Q3	2015Q4	2016Q1	2016Q2	2016Q3	2016Q4	2017Q1	2017Q2	2017Q3
Mortgage loans	-	-	-	2,250,000	1,746,667	1,991,250	1,620,500	1,766,647	1,821,901	1,959,700	1,737,491	1,742,637	1,612,333	1,423,164	24,276
Consumption loans	8,968	6,923	7,565	7,772	8,065	8,121	8,540	10,267	9,133	9,193	9,228	8,913	6,890	7,428	18,984
Liquidity loans	223,206	155,514	213,512	230,000	215,278	1,163,805	2,771,429	9,042,727	7,450,000	18,169,321	7,500,000	-	-	-	-

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From above, we can see that the average loan amount per borrower for mortgage loan is comparative highest of the three types of loans, because the loans are mainly secured by property. While consumption loans mainly represent the small amount loans to massive individuals. Liquidity loans represent high risk loans to individual or a company in a middle size amount, which is made case by case and in an increase trend from 2014 to the second quarter of 2016, and decrease as planned by Sorghum Group intentionally since the third quarter of 2016.

Sorghum Group is seeking to facilitate more loans to higher quality borrowers and gradually lower borrowing costs. Sorghum Group believes that higher quality borrowers are correlated to lower fee rates because they are more price-sensitive. In addition, repeat borrowing reduces its average cost of acquiring borrowers, which are predominantly associated with the acquisition of first-time borrowers. Sorghum Group’s repeat borrowers tend to increase their loan sizes with each subsequent loan, thereby increasing the amount of fees generated per loan. Sorghum Group believes that they will be able to generate increasing fee revenue from increased loan volumes from these higher quality borrowers even as its fee rates decrease.

Apart from the borrowers, Sorghum Group is able to attract more and more investors into its platform to support its growing funds demand from the borrowers on its platform. During the three months ended September 30, 2017, the number of new investors and total investors are 11,409 and 50,418, respectively. In order to diversify risk, the Group divides a loan from a borrower into several portions so that one investment unit include different portions of loans from different borrowers. The reinvestment rate of existing investors was 77.4% for the three months ended September 30, 2017. The average loan amount per investor is US$6,875 with 3.5 units of investment per investor for the three months ended September 30, 2017.

The table set out below shows the total number of investors and new investors hat made investment during the quarter, reinvestment rate of existing investors, the average invest amount by each investor each quarter:

	2014Q1	2014Q2	2014Q3	2014Q4	2015Q1	2015Q2	2015Q3	2015Q4	2016Q1	2016Q2	2016Q3	2016Q4	2017Q1	2017Q2	2017Q3
Number of investors	737	1,518	2,341	4,364	4,047	10,473	75,336	136,169	488,343	225,389	162,334	149,089	89,041	56,951	50,418
Number of new investors	256	793	1,162	2,258	1,646	7,751	71,414	118,648	232,387	153,103	79,533	56,247	23,877	10,332	11,409
Repeat investing ratio	65.3%	47.8%	50.4%	48.3%	59.3%	26.0%	5.2%	12.9%	52.4%	32.1%	51.0%	62.3%	73.2%	81.9%	77.4%
Average invest amount by investor (in RMB)	49,918	54,143	41,562	35,235	34,074	23,302	12,306	31,279	14,836	24,451	32,837	33,033	36,551	42,516	46,797

(i)	Reinvestment rate of existing investors is defined as 100% minus number of new investors divided by number of investors.

(ii)	Average investment amount is defined as total investment amount divided by number of investors.

Operating Costs and Expenses

Sorghum Group’s operating costs and expenses consist of sales and marketing expenses, general and administrative expenses and research and development expenses. The following table sets forth its operating costs and expenses, both in absolute amount and as a percentage of its total operating costs and expenses, for the periods indicated:

	For the year Ended December 31,						For the three months Ended September 30,				For the nine months Ended September 30,
	2014		2015		2016		2016		2017		2016		2017
	US$	%	US$	%	US$	%	US$	%	US$	%	US$	%	US$	%
	(in thousands, except for percentages)
Operating costs and expenses:
Sales and marketing	4,504	52.1	11,561	59.5	31,122	58.1	8,784	64.6	8,437	42.3	22,144	67.0	20,888	40.1
General and administrative	2,921	33.8	6,450	33.2	16,017	29.9	3,523	25.9	8,598	43.1	7,813	23.6	23,525	45.2
Research and development	1,222	14.1	1,432	7.3	6,460	12.0	1,301	9.5	2,914	14.6	3,110	9.4	7,620	14.7
Total operating costs and expenses:	8,647	100.0	19,443	100.0	53,599	100.0	13,608	100.0	19,949	100.0	33,067	100.0	52,033	100.0

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Sales and marketing expenses. Sales and marketing expenses consist primarily of promotional and marketing expenses and compensation for its sales and marketing personnel, professional service fee and rental fee.

General and administrative expenses. General and administrative expenses consist primarily of salaries and benefits related to general and administrative personnel, bad debt expenses, professional service fee and rental fee. Sorghum Group expects its general and administrative expenses to continue to increase in absolute amount in the foreseeable future as its business further grows.

Research and development expenses. Research and development expenses primarily consist of salaries and benefit for research and development personnel, as well as costs associated with new product development and product enhancements. Sorghum Group expects its research and development expenses to continue to increase in absolute amount in the foreseeable future as its business further grows.

Reserve liability Program

Sorghum Group provides a Reserve Liability Program for the benefit of marketplace investors using its marketplace. In the agreement with investor that Sorghum Group will determine whether or not to repay principal and interest on behalf of borrower when any overdue occurred. In the event of borrowers’ default, marketplace investors may be entitled to receive unpaid principal and interest under the terms of the Reserve Liability Program. In general, any unpaid principal and interest shall be paid from the Reserve Liability Program to an investor when the borrower does not repay as scheduled.

Sorghum Group estimates the fair value of the reserve liability based on the expected future payouts, which is calculated by ratios of different-aging loan balances. The ratios are assessed from the historical collection of principal and interest of delinquent loans.

Delinquency Loans

Sorghum Group defines the delinquency rates as the balance of remaining principal for default borrowers that were categorized by 1 to 29, 30 to 59, 60 to 89, 90 to 179, 180 to 359, and 360 and over 360 calendar days past due as of the end of the period as a percentage of the total remaining balance of principal for the relevant group of loans for such period. The following tables provide Sorghum Group’s delinquency rates for the loans facilitated between investors and borrowers as of December 31, 2014, December 31, 2015, December 31, 2016 and September 30, 2017, respectively:

	Delinquent for
	1-29 days	30-59 days	60-89 days	90-179 days	180-359 days	360 days and above
Loans facilitated between investors and borrowers
December 31, 2014	5.6%	3.3%	0.9%	1.1%	0.4%	0.0%
December 31, 2015	6.7%	2.2%	1.0%	0.9%	0.9%	0.4%
December 31, 2016	5.3%	2.1%	1.1%	2.3%	3.2%	1.4%
September 30, 2017	5.5%	1.2%	1.1%	3.1%	5.4%	8.3%

Based on Sorghum Group’s sufficient collection performance history with respect to marketplace lending of more than seven years, Sorghum Group believes that the majority delinquent loans within 180 days could be collected by its efforts. Loans that are delinquent for more than 180 days are not likely to be collected.

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Taxation

British Virgin Islands

Sorghum Group is registered in the British Virgin Islands. Under the applicable laws of the British Virgin Islands, Sorghum Group is not subject to income or capital gains taxes. In addition, payment of dividends to the shareholders, if any, is not subject to withholding tax in the British Virgin Islands.

Hong Kong

Sorghum Group’s subsidiary incorporated in Hong Kong, is subject to Hong Kong profit tax at a rate of 16.5%. No Hong Kong profit tax has been levied as Sorghum Group did not have assessable profit that was earned in or derived from Sorghum Group HK during the periods presented. Hong Kong does not impose a withholding tax on dividends.

China

Sorghum Group’s PRC consolidated subsidiaries incorporated under PRC law are subject to PRC enterprise income tax on their taxable income in accordance with the relevant PRC income tax laws. Pursuant to the EIT Law and its implementation rules, foreign-invested enterprises and domestic companies are subject to enterprise income tax at a uniform rate of 25%. Sorghum Group’s consolidated subsidiaries in China are subject to enterprise income tax on their taxable income in China at a rate of 25%. Nonobank was recognized as a Software Enterprise, and was exempt from EIT for 2015 and 2016 and subject to a 50% reduction in its EIT rate from 2017 to 2019. Also, Nonobank was qualified as “High New Technology Enterprises” (“HNTEs”). The enterprise income tax is calculated based on the entity’s global income as determined under PRC tax laws and accounting standards.

Sorghum Group is subject to VAT at a rate of 6% on the services provide to borrowers and investors, less any deductible VAT that have already paid or borne. Sorghum Group is also subject to surcharges on VAT payments in accordance with PRC law.

U.S.

Sorghum Group’s subsidiary incorporated in the U.S. is subject to U.S. federal and Massachusetts income taxes. As of September 30, 2017, Sorghum Group’s subsidiary in the U.S. had approximately US$189 million of net operating losses available to offset future taxable income. These net operating losses will expire after 20 years if not utilized.

Critical Accounting Policies, Judgments and Estimates

An accounting policy is considered critical if it requires an accounting estimate to be made based on assumptions about matters that are highly uncertain at the time such estimate is made, and if different accounting estimates that reasonably could have been used, or changes in the accounting estimates that are reasonably likely to occur periodically, could materially impact the consolidated financial statements.

Sorghum Group prepares its financial statements in conformity with U.S. GAAP, which requires us to make judgments, estimates and assumptions. Sorghum Group continually evaluates these estimates and assumptions based on the most recently available information, its own historical experiences and various other assumptions that it believes to be reasonable under the circumstances. Since the use of estimates is an integral component of the financial reporting process, actual results could differ from its expectations as a result of changes in its estimates. Some of its accounting policies require a higher degree of judgment than others in their application and require us to make significant accounting estimates.

The following descriptions of critical accounting policies, judgments and estimates should be read in conjunction with its consolidated financial statements and other disclosures included in this annual report. When reviewing its financial statements, you should consider (i) its selection of critical accounting policies, (ii) the judgments and other uncertainties affecting the application of such policies and (iii) the sensitivity of reported results to changes in conditions and assumptions.

Revenue Recognition

Sorghum Group is an online and offline marketplaces connecting borrowers and investors. Sorghum Group charges fees for providing loan facilitation services and post-lending management services to borrowers. In addition, Sorghum Group also charges an upfront consulting fee from borrowers, which represents advance payment for the consulting services provided to recover the defaulted loans. Upon receiving the advance payment ranging from 5% to 20% of total loan amount, it is recorded as “advance from borrowers” in full amount. Once a borrower does not repay a loan as scheduled, which is considered as overdue, the upfront consulting fee is non-refundable and thus is released to reserved liability; and the resulting changes to the reserved liability will have an impact on the revenue recognized for each reporting period. If no overdue during the whole loan term, the deposit will be returned to the borrower.

Loan facilitation services include loan information consultancy, credit and evaluations, and lender recommendation. Post-lending management services includes sending payment reminder text messages for undue loans, further collection services for default loans and instructing third-party platforms to transfer principal repayment and interest payment.

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In order to be more competitive, Sorghum Group also provides a certain level of assurance to the investors, which is referred as the “reserve liability program”. Under this program, Sorghum Group reimburses the loan principal and interest to the investor in case of borrower’s default and then collects the amounts from borrowers through its collection team or by involving third party service providers.

Multiple element revenue recognition

Sorghum Group considers the loan facilitation services, the reserve liability program, post-lending management services as one multiple deliverable revenue arrangement, and the borrowers are regarded as the sole customer.

Sorghum Group has concluded that although it does not sell those services separately, all the deliverables have standalone value as others do sell them independently in the market. Thus, all service fees and consulting fee received by the Group are allocated among these deliverables.

The amount equal to the fair value of the reserve liability is firstly allocated to the reserve liability in accordance with ASC Topic 460, Guarantees, at fair value, and deducted from the total service fee and consulting fee. The remaining fees are allocated to the loan facilitation services and post-lending management services for undue and default loans using their relative selling price percentages, which is determined based on third-party evidence (“TPE”), or estimated selling price (“ESP”).

Sorghum Group did not recognize revenue for the reserve liability program, as it considered that netting the changes in the guarantee with the revenue was more representative of Sorghum Group’s obligation. When the reserve liability required to be recognized exceeds the total service fee and consulting fee, Sorghum Group will record the excess as expense.

Revenue from loan facilitation services and post-lending management services for undue loans are allocated using its ESP, which takes into account the costs incurred in delivering such service, the profit margin, customer demand, effect of competitors on Sorghum Group’s service, and other market factor. The revenue from loan facilitation services is recognized at inception of the loan, while the revenue from post-lending management services for undue loans is recognized over the period of the loan on a straight-line basis.

Sorghum Group allocated the arrangement fees to post-lending management services for defaulted loans based on TPE, which is the prices charged when sold separately by its service providers.

Sorghum Group recognizes revenues when the following four revenue recognition criteria are met for each deliverable: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the selling price is fixed or determinable, and (iv) collectability is reasonably assured.

Other revenue

Other revenue includes penalty fees for loan early repayment and late payment, fees for providing borrower acquisitions and referral services, fees for loan renewal, transaction fees. The penalty fee will be received as a certain percentage of past due amounts in case of late payment or a certain percentage of remaining principal in case of prepayment.

The Group also charges fees to investors for secondary market transaction fee, transaction fee and premium taken fee. Upon deducting the amount from the investors’ account, the Group recorded it as other revenues.

Cash incentives

To expand its market presence, every now and then Sorghum Group provides cash incentives to investors or borrowers voluntarily without bound with a loan investment or borrowing. Sorghum Group sets certain thresholds for the investor or borrowers to qualify to enjoy the cash incentive during an incentive exercisable period. When exercised, the cash payment is provided to the investor as a percentage of the investment amount. The cash incentives provided are accounted for as reduction of revenue upon redemption in accordance with ASC subtopic 605-50-25-3. Once the incentives issued to customers exceed the amount of revenue recognized in certain period, an expense is recognized for the excess amount, in accordance with ASC 605-50-45-9

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The table set out a table below to explain the cash incentive paid to investors for each period presented and the amount reclassified as an expense:

	For the year Ended December 31,			For the three months Ended September 30,		For the nine months Ended September 30,
	2014	2015	2016	2016	2017	2016	2017
	US$	US$	US$	US$	US$	US$	US$
	(in thousands)
Cash incentives:
To investors	126	1,420	9,881	834	1,228	6,628	4,215
To borrowers	690	994	4,394	1,864	1,427	3,960	3,257
Total cash incentives	816	2,414	14,275	2,698	2,655	10,588	7,472

Amount reclassified as an expense	816	-	-	-	-	-	-

The following table set out to illustrate the detail terms of each type of incentives offered to investors:

Incentive type	When can be used	terms	When recorded as a reduction of revenue
Cash coupon	An investment amount over 10,000 and terms over 3 months	Cash coupon can be used with a new investment as a portion of principal. The principal and interest thereon will belong to the investor.	When the coupon is used by investor (at the inception of a loan)
Interest coupon	An investment amount over 10,000 and terms over 3 months	Interest coupon can be used with a new investment as an increment of interest.	Amortized over the life of the investing period, starting from the coupon is used by investor
Free Principal borrowing	No limitation	When first month’s interest is calculated, the “free principal borrowing” will be added to the actual cash principal to calculate the interest, while the free principal borrowing amount will be returned to Sorghum Group	Amortized over the life of the free principle borrowing period ,starting from the coupon is used by investor
Cash bonus	Valid immediately	The cash bonus can be used immediately without limitation	When offered to investors

Reserve Liability Program

In order to be more competitive, Sorghum Group provides a Reserve Liability Program for the benefit of platform investors using its platform. In the agreement with investor that Sorghum Group will determine whether or not to repay principal and interest on behalf of borrowers when any overdue loans occurred. In the event of borrowers’ default, platform investors may be entitled to receive unpaid principal and interest under the terms of the Reserve Liability Program. In general, any unpaid principal and interest shall be paid from the Reserve Liability Program to an investor when the borrower does not repay as scheduled.

At the inception of each loan, Sorghum Group recognizes a stand-ready liability as the fair value of the reserve liability in accordance with ASC 460. Subsequent to the inception of the loan, the stand-ready liability initially recognized would typically be reduced (by a credit to earnings) as Sorghum Group is released from risk under the guarantee either through expiry or performance in accordance with ASC 460-10-35-2-b.

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Sorghum Group estimates the fair value of the reserve liability based on the expected future payouts, which is calculated by ratios of different-aging loan balances. The ratios are assessed from the historical collection of principal and interest of delinquent loans.

	December 31,	December 31,	December 31,	September 30,
	2014	2015	2016	2017
				(Unaudited)
	US$	US$	US$	US$
Balance as of January 1	3,343	10,206	9,765	26,509
Addition/(reduction) of reserve	6,904	(2,153)	(12,892)	6,095
Released from advance from borrowers	3,669	14,842	58,666	46,195
Payment to investors upon default	(4,911)	(25,459)	(85,001)	(122,141)
Collection of defaulted amount of loans from borrowers	1,228	12,876	57,396	77,944
Exchange difference	(27)	(547)	(1,425)	1,340
Balance as of year/period end	10,206	9,765	26,509	35,942

During the years ended December 31, 2014, 2015, 2016, and for the nine months ended September 30, 2017, Sorghum Group made/(reserve) provisions for the Reserve Liability Program in an amount of US$6.9 million, US$(2.2) million, US$(12.9) million and US$6.1 million, respectively, released from advance from borrowers in an amount of US$3.7 million, US$14.8 million, US$58.7 million and US$46.2 million, respectively, and made payment to investors upon default of US$4,9 million, US$25.5 million, US$85.0 million, US122.1 million and made collection of defaulted amount of loans from borrowers of US$1.2 million,US$12.9 million, US$57.4 million and US$77.9 million. As of September 30, 2017, Sorghum Group had liability of US$35.9 million associated with its Reserve Liability Program.

The Amount to be collected from borrowers for the guaranteed payment to investors and the success rate of the collection for the relevant periods are as follows:

	December 31, 2014	December 31, 2015	December 31, 2016	September 30, 2017

Amount to be collected from borrowers for the guaranteed payment to investors	3,683	16,266	43,870	88,067
Success rate (i)	25%	51%	68%	64%

(i)	Success rate is defined as a collection amount from borrowers for guaranteed payments during the period divided by the amount paid to investors for guarantee of borrowers’ default payments during the period.

Once a payment is made from the Reserve Liability Program, the Group has recourse against the borrower for the amount for which payment has been made. However, it is possible that the Company will be unable to collect all amounts from the borrower due to its deteriorated credit quality.

In addition, the Company also considered ASC 450-30, Gain Contingencies. Because once the repayment is collected from the default borrower, the amount will be remitted to replenish the portion of the Reserve Liability Program, and ultimately be allocated to revenue. According to ASC 450-30-25-1, the Company does not recognize the contingency that might result in a gain until the repayment is eventually collected.

Fair Value of Long term receivable

Sorghum Group’s long term receivable represent the non-current portion of uncollected service fees from long-term loans. Sorghum Group estimates the fair value of long term receivable using a discounted cash flow valuation methodology. The fair valuation methodology considers projected prepayments and net charge-off to project future losses and net cash flows on loans.

As of September 30, 2017, the significant unobservable inputs used in the fair value measurement of long term receivable is the discount rate applied in the valuation models. The inputs in isolation can cause significant increases or decreases in fair value. Specifically, when a discounted cash flow model is used to determine fair value, the significant input used in the valuation model is the discount rate applied to present value the projected cash flows. Increases in the discount rate can significantly lower the fair value of loans and decreases in the discount rate can significantly increase the fair value of loans. The discount rate is determined based on the interest rate of its long-term borrowings as well as public information of cost of equity of comparable companies.

Significant Unobservable Inputs

		December 31, 2014	December 31, 2015	December 31, 2016	September 30, 2017
		Range of Inputs	Range of Inputs	Range of Inputs	Range of Inputs
Financial Instrument	Unobservable Input	Weighted- Average	Weighted- Average	Weighted- Average	Weighted- Average
Long term receivables	Discount rates	12.0%	12.0%	12.0%	12.0%

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Income Taxes

In preparing consolidated financial statements, Sorghum Group must estimate its income taxes in each of the jurisdictions in which Sorghum Group operates. Sorghum Group estimates its actual tax exposure and assess temporary differences resulting from different treatment of items for tax and accounting purposes. These differences result in deferred tax assets and liabilities, which Sorghum Group include in its consolidated balance sheet. Sorghum Group must then assess the likelihood that it will recover its deferred tax assets from future taxable income. If Sorghum Group believes that recovery is not likely, it must establish a valuation allowance. To the extent Sorghum Group establishes a valuation allowance or increase this allowance, Sorghum Group must include an expense within the tax provision in its consolidated statement of operations.

Management must exercise significant judgment to determine its provision for income taxes, its deferred tax assets and liabilities and any valuation allowance recorded against its net deferred tax assets. Sorghum Group bases the valuation allowance on its estimates of taxable income in each jurisdiction in which Sorghum Group operates and the period over which its deferred tax assets will be recoverable. If actual results differ from these estimates or Sorghum Group adjusts these estimates in future periods, Sorghum Group may need to establish an additional valuation allowance, which could materially impact its financial position and results of operations.

U.S. GAAP requires that an entity recognize the impact of an uncertain income tax position on the income tax return at the largest amount that is more likely than not to be sustained upon audit by the relevant tax authority. If Sorghum Group ultimately determine that payment of these liabilities will be unnecessary, Sorghum Group will reverse the liability and recognize a tax benefit during that period. Conversely, Sorghum Group records additional tax charges in a period in which Sorghum Group determines that a recorded tax liability is less than the expected ultimate assessment. Sorghum Group did not recognize any significant unrecognized tax benefits during the periods presented in this proxy statement.

Internal Control Over Financial Reporting

In connection with the audit of the consolidated financial statements, Sorghum Group and its independent registered public accounting firm identified two material weaknesses. As defined in standards established by the PCAOB, a “material weakness” is a deficiency, or combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of the annual or interim financial statements will not be prevented or detected on a timely basis.

One material weakness that has been identified related to Sorghum Group’s lack of sufficient financial reporting and accounting personnel with appropriate knowledge of U.S. GAAP and SEC reporting requirements to properly address complex U.S. GAAP accounting issues and to prepare and review its consolidated financial statements and related disclosures to fulfill U.S. GAAP and SEC financial reporting requirements. The other material weakness that has been identified related to its lack of comprehensive accounting policies and procedures manual in accordance with U.S. GAAP. Either of these material weaknesses, if not timely remedied, may lead to significant misstatements in its consolidated financial statements in the future.

To remediate the identified material weaknesses, Sorghum Group intends to adopt several measures to improve its internal control over financial reporting, including, among other things, hiring more qualified accounting personnel with relevant U.S. GAAP and SEC reporting experience and qualifications to strengthen the financial reporting function; implementing regular and continuous U.S. GAAP accounting and financial reporting training programs for its accounting and financial reporting personnel; and preparing comprehensive accounting policies, manuals and procedures to improve the quality and accuracy of its period-end financial closing process.

Results of Operations

The following table sets forth a summary of Sorghum Group’s consolidated results of operations for the periods indicated, both in absolute amount and as a percentage of its net revenues. This information should be read together with Sorghum Group’s consolidated financial statements and related notes included elsewhere in this proxy statement

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	For the year Ended December 31,						For the three months Ended September 30,				For the nine months Ended September 30,
	2014		2015		2016		2016		2017		2016		2017
	US$	%	US$	%	US$	%	US$	%	US$	%	US$	%	US$	%
	(in thousands, except for percentages)
Net revenue:
Loan facilitation service	-	-	10,195	57.2	26,002	36.2	15,110	52.5	14,287	44.6	20,908	42.8	18,489	30.7
Post-lending management service for undue loans	-	-	3,445	19.3	12,697	17.7	4,375	15.2	5,003	15.6	9,442	19.3	9,225	15.3
Post-lending management service for default loans	-	-	2,032	11.4	12,163	16.9	2,885	10.0	6,368	19.8	7,226	14.8	11,323	18.8
Penalty fee for early repayment	62	2.8	1,255	7.0	8,534	11.9	2,443	8.5	2,253	7.0	5,407	11.1	8,365	13.9
Penalty fee for late repayment	-	-	528	3.0	6,100	8.5	1,475	5.1	2,761	8.6	3,182	6.5	6,507	10.8
Others	2,148	97.2	358	2.1	6,367	8.8	2,500	8.7	1,387	4.4	2,687	5.5	6,280	10.5
Net revenue	2,210	100.0	17,813	100.0	71,863	100.0	28,788	100.0	32,059	100.0	48,852	100.0	60,189	100.0

Operating expenses:
Sales and marketing	4,504	203.8	11,561	64.9	31,122	43.3	8,784	30.5	8,437	26.3	22,144	45.3	20,888	34.7
General and administrative	2,921	132.2	6,450	36.2	16,017	22.3	3,523	12.3	8,598	26.8	7,813	16.0	23,525	39.1
Research and development	1,222	55.3	1,432	8.1	6,460	9.0	1,301	4.5	2,914	9.1	3,110	6.4	7,620	12.6

Total operating expenses	8,647	391.3	19,443	109.2	53,599	74.6	13,608	47.3	19,949	62.2	33,067	67.7	52,033	86.4

Operating (loss)/profit	(6,437)	(291.3)	(1,630)	(9.2)	18,264	25.4	15,180	52.7	12,110	37.8	15,785	32.3	8,156	13.6

Other income/(expense):
Investment profit	-	-	-	-	33	0.0	-	-	-	-	-	-	-	-
Finance income/(cost), net	(239)	(10.8)	(719)	(4.0)	(22)	0.0	6	0.1	(3)	(0.1)	(16)	0.0	(32)	(0.1)
Non-operating (loss)/income, net	(1)	(0.0)	6	0.0	(15)	0.0	2	0.0	(2)	0.0	2	0.0	(3)	0.0
Total other income/(expense), net	(240)	(10.8)	(713)	(4.0)	(4)	0.0	8	0.1	(5)	(0.1)	(14)	0.0	(35)	(0.1)

(Loss)/income before provision for income taxes	(6,677)	(302.1)	(2,343)	(13.2)	18,260	25.4	15,188	52.8	12,105	37.7	15,771	32.3	8,121	13.5
Income taxes expense/(benefit)	1,216	55.0	(477)	(2.7)	(4,076)	(5.7)	(327)	(1.1)	975	3.0	(2,906)	(5.9)	1,637	2.7
Net (loss)/income:	(7,893)	(357.1)	(1,866)	(10.5)	22,336	31.1	15,515	53.9	11,130	34.7	18,677	38.2	6,484	10.8

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Three Months Ended September 30, 2017 Compared to Three Months Ended September 30, 2016

Net revenues. Sorghum Group’s net revenues increased from US$ 28.8 million for the three months ended September 30, 2016 to US$ 32.1million for the three months ended September 30, 2017, primarily due to the post-lending management fee caused by the increase of default loans. The revenue from loan facilitation service kept stable since the increase of service fee charge rate from 0.44%~0.49% to 0.9%~1.25% since July 1, 2017 was offset by the decrease of loan facilitated.

Operating costs and expenses. Sorghum Group’s total operating costs and expenses increased by 46.3% from US$13.6 million for the three months ended September 30, 2016 to US$19.9 million for the three months ended September 30, 2017, primarily attributable to the increase in general and administrative expenses and research and development expenses.

●	Sales and marketing expenses. Sorghum Group’s sales and marketing expenses decreased by 4.5% from US$8.8 million for the three months ended September 30, 2016 to US$8.4 million for the three months ended September 30, 2017. The decrease was primarily due to the decrease in advertising expenses. The direct user acquisition expenses during the three months ended September 30, 2017 recorded US$1.1 million, which is a decrease of US$2.2 million or a 66.7% decline as compared to US$3.3 million in the same periods of 2016 in line with the decreased in the number new borrowers. The average user acquisition costs for the three months ended September 30, 2017 increased substantially compared to the same period in 2016, which is primarily due to the promotion of white collar loan and intense market competition. Below table shows the users acquisition expenses during the three months periods ended September 30, 2016 and 2017. Sorghum Group’s sales and marketing expenses as a percentage of its total revenues decreased from 30.5% to 26.3% during the same period.

	For the three months Ended September 30,
	2016	2017

Users acquisition expenses (US$’000)	3,254	1,141
Number of new users	178,618	28,002
Average user acquisition costs (US$)	18.22	40.76

●	General and administrative expenses. Sorghum Group’s general and administrative expenses increased by 145.7% from US$3.5 million for the three months ended September 30, 2016 to US$8.6 million for the three months ended September 30, 2017, primarily due to the increase in salaries and benefits paid to its general and administrative personnel. Sorghum Group’s general and administrative expenses as a percentage of its total revenues increased from 12.3% to 26.8% during the same period, primarily due to rapid growth in general and administrative expenses with relatively slower revenue growth. The rapid growth in general and administrative expenses are mainly resulted from the enlarged scale of staff to expand business lines while not yet contribute to any revenues.

●	Research and development expenses. Sorghum Group’s research and development expenses increased by 123.1% from US$1.3 million for the three months ended September 30, 2016 to US$2.9 million for the three months ended September 30, 2017, primarily due to increase in salaries and benefits paid to its research and development personnel. Sorghum Group’s research and development expenses as a percentage of its total revenues increased from 4.5% to 9.1% during the same period, primarily due to the rapid growth in research and development expenses with relatively slower revenue growth. The rapid growth in research and development expenses are mainly resulted from the enlarged scale of staff to develop new loan product while not yet contribute to any revenues.

Finance income/(cost). Sorghum Group’s finance income was US$6 for the three months ended September 30, 2016, as compared to finance cost of US$3 for the three months ended September 30, 2017.

Income tax (benefit)/expenses. Sorghum Group’s income tax expense was US$1.0 million for the three months ended September 30, 2017, as compared to income tax benefit of US$0.3 million for the three months ended September 30, 2016, which was mainly because the taxable net income of Nonobank for the three months ended September 30, 2016 and 2017 were subject to tax exemption and 12.5% income tax rate, respectively. Nonobank was recognized as a Software Enterprise, and was exempt from EIT for 2015 and 2016 and subject to a 50% reduction in its EIT rate from 2017 to 2019.

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Net income/ (loss). As a result of the foregoing, Sorghum Group’s net income were US$11.1 million for the three months ended September 30, 2017, as compared to net income of US$15.5 million for the three months ended September 30, 2016.

Nine Months Ended September 30, 2017 Compared to Nine Months Ended September 30, 2016

Net revenues. Sorghum Group’s net revenues increased from US$48.9 million for the nine months ended September 30, 2016 to US$60.2 million for the nine months ended September 30, 2017, primarily due to the penalty fee of borrower’s early and late repayment and post-lending management for default loans.

Operating costs and expenses. Sorghum Group’s total operating costs and expenses increased by 57.1% from US$33.1 million for the nine months ended September 30, 2016 to US$52.0 million for the nine months ended September 30, 2017, primarily attributable to the increase in general and administrative expenses and research and development expenses.

●	Sales and marketing expenses. Sorghum Group’s sales and marketing expenses decreased by 5.4% from US$22.1 million for the nine months ended September 30, 2016 to US$20.9 million for the nine months ended September 30, 2017. The decrease was primarily due to the decrease in advertising expenses. The direct user acquisition expenses during the nine months ended September 30, 2017 recorded US$3.9 million, which is a decrease of US$5.6 million or a 58.9% decline as compared to US$9.5 million in the same periods of 2016 in a line with the decreased in the number new borrowers. The average user acquisition costs for the nine months ended September 30, 2017 increased substantially compared to the same period in 2016, which is primarily due to the promotion of White collar loan and the intense market competition. Below table shows the users acquisition expenses during the nine months periods ended September 30, 2016 and 2017. Sorghum Group’s sales and marketing expenses as a percentage of its total revenues decreased from 45.3% to 34.7% during the same period.

	For the nine months Ended September 30,
	2016	2017

Users acquisition expenses (US$’000)	9,493	3,876
Number of new users	970,536	172,890
Average user acquisition costs (US$)	9.78	22.42

●	General and administrative expenses. Sorghum Group’s general and administrative expenses increased by 201.3% from US$7.8 million for the nine months ended September 30, 2016 to US$23.5 million for the nine months ended September30, 2017, primarily due to the increase in salaries and benefits paid to its general and administrative personnel. Sorghum Group’s general and administrative expenses as a percentage of its total revenues increased from 16.0% to 39.1% during the same period, primarily due to rapid growth in general and administrative expenses with relatively slower revenue growth. The rapid growth in general and administrative expenses are mainly resulted from the enlarged scale of staff to expand business lines while not yet contribute to any revenues.

●	Research and development expenses. Sorghum Group’s research and development expenses increased by 145.2% from US$3.1 million for the nine months ended September 30, 2016 to US$7.6 million for the nine months ended September 30, 2017, primarily due to increase in salaries and benefits paid to its research and development personnel. Sorghum Group’s research and development expenses as a percentage of its total revenues increased from 6.4% to 12.6% during the same period, primarily due to the rapid growth in research and development expenses with relatively slower revenue growth. The rapid growth in research and development expenses are mainly resulted from the enlarged scale of staff to develop new loan product while not yet contribute to any revenues.

Finance cost. Sorghum Group’s financial expenses of US$ 16 for the nine months ended September 30, 2016, as compared to finance expenses of US$ 32 for the nine months ended September 30, 2017.

Income tax (benefit)/expenses. Sorghum Group’s income tax expense was US$1.6 million for the nine months ended September 30, 2017, as compared to income tax benefit of US$ 2.9 million for the nine months ended September 30, 2016. Nonobank was recognized as a Software Enterprise, and was exempt from EIT for 2015 and 2016 and subject to a 50% reduction in its EIT rate from 2017 to 2019. The change of income tax expense /(benefit) was mainly because the taxable net income of Nonobank for the nine months ended September 30, 2016 and 2017 were subject to tax exemption and 12.5% income tax rate, respectively. In addition, the Company recognized significant deferred tax benefit at the beginning of 2016 since some temporary differences were subject to 0% as of December 31, 2015 but 12.5% since 2016.

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Net income/ (loss). As a result of the foregoing, Sorghum Group’s net income were US$6.5 million for the nine months ended September 30, 2017, as compared to net income of US$18.7 million for the nine months ended September 30, 2016.

Year Ended December 31, 2016 Compared to Year Ended December 31, 2015

Net revenues. Sorghum Group’s net revenues increased from US$17.8 million in 2015 to US$71.9 million in 2016, primarily due to the substantial increase in the volume of loans facilitated through its marketplace, which increased from approximately US$356.7 million in 2015 to US$1,179.4 million in 2016. The increase in the volume of loans facilitated through its marketplace was driven by a substantial increase in the number of borrowers from 161,528 in 2015 to 481,719 in 2016 The increase of loans facilitated amount and numbers of borrowers was mainly due to (1) its ability to attract potential borrowers and investors through sales and marketing efforts; (2) the drivers for the growth of online consumer finance marketplaces include increased internet and mobile penetration among consumers, the emergence of online marketplaces and ecommerce platforms that drive consumer behavior from offline to online, as well as its ability to realize comparatively lower user acquisition costs and higher operating efficiencies; (3) the policies set forth in the Guidelines released by the People’s Bank of China together with nine other regulatory agencies in July 2015 show government support for the online peer-to-peer lending service industry, and indicate online consumer finance marketplaces operate in a regulatory environment that will promote and encourage the industry’s future development; (4) its ability to innovate new loans product to meet the needs of borrowers and investors.

The volume of loan facilitation and the number of borrowers during the year ended December 31, 2015 and 2016 are set forth in the table below:

	For the year Ended December 31,
	2015		2016
	US$	%	US$	%
	(in thousands, except for percentages)
Volume of loan facilitation:
Consumption loans	268,427	75.2	882,585	74.8
Liquidity loans	21,014	5.9	46,149	3.9
Mortgage loans	67,264	18.9	250,661	21.3
Total volume of loan facilitation	356,705	100.0	1,179,395	100.0
Number of borrowers	161,528	-	481,719	-

Around 75% of the loans facilitated in 2016 and 2015 are consumption loans, which is the main revenue contribution factor. The volume of loan facilitation of liquidity loan in decreased slightly from 5.9% of the total volume of loan facilitation in 2015 to 3.9% of the total volume of loan facilitation in 2016, while mortgage loan increased slightly from 18.9% in 2015 to 21.3% in 2016.

Operating costs and expenses. Sorghum Group’s total operating costs and expenses increased by 175.7% from US$19.4 million in 2015 to US$53.6 million in 2016.

●	Sales and marketing expenses. Sorghum Group’s sales and marketing expenses increased by 169.2% from US$11.6 million in 2015 to US$31.1 million in 2016, in line with the substantial increase in the volume of loans facilitated through its marketplace. The increase was primarily due to the increase in promotional expenses associated with its continued user acquisition efforts and compensation for its marketing personnel. The direct user acquisition expenses in 2016 recorded US$12.4 million, which is an increase of US$8.5 million or a 218.1% growth as compared to the expenses in 2015, which are driven by increase of new users at growth ratio of 225.8%. Below table shows the users acquisition expenses during the years ended 2015 and 2016. In addition, compensation for the marketing personnel increased by 303.3% from US$1.9 million in 2015 to US$7.6 million in 2016. Sorghum Group’s sales and marketing expenses as a percentage of its total revenues decreased from 64.9% to 43.3% during the same period, primarily due to the improved effectiveness of its user acquisition efforts and in particular, user acquisition through online channels.

	For the year Ended December 31,
	2015	2016

Users acquisition expenses (US$’000)	3,908	12,431
Number of new users	350,049	1,140,539
Average user acquisition costs (US$)	11.2	10.9

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●	General and administrative expenses. Sorghum Group’s general and administrative expenses increased by 148.3% from US$6.5 million in 2015 to US$16.0 million in 2016, primarily due to the increase in salaries and benefits paid to its general and administrative personnel. Sorghum Group’s general and administrative expenses as a percentage of its total revenues decreased from 36.2% to 22.3% during the same period, primarily due to its greater operational efficiency enabled it to achieve rapid revenue growth with relatively slower growth in general and administrative expenses.

●	Research and development expenses. Sorghum Group’s research and development expenses increased by 351.1% from US$1.4 million in 2015 to US$6.5 million in 2016. Primarily due to the increase in salaries and benefits paid to its research and development personnel. Sorghum Group’s research and development expenses as a percentage of its total revenues increased slightly from 8.1% to 9.0% during the same period.

Investment profit. Sorghum Group’s investment profit was US$0.03 million in 2016, which represents the investment income generated from an acquisition of a subsidiary.

Finance costs. Sorghum Group’s financial expenses decreased from US$0.7 million in 2015 to US$0.02 million in 2016, the decrease was primarily due to a decrease in interest expenses related to borrowings.

Income tax expense/ (benefit). Sorghum Group’s income tax benefit increased from US$0.5million in 2015 to US$4.1 million in 2016. The tax benefit is mainly resulted from the increase of tax benefit from its deferred tax asset which is generated by advertising expense, allowance for accounts receivable and long term receivable, while no taxable income to be offset due to its tax holidays. Nonobank was recognized as a Software Enterprise, and was exempt from EIT for 2015 and 2016 and subject to a 50% reduction in its EIT rate from 2017 to 2019.

Net income/ (loss). As a result of the foregoing, Sorghum Group’s net loss of US$1.9 million in 2015 turned into a net profit of US$22.3 million in 2016.

Year Ended December 31, 2015 Compared to Year Ended December 31, 2014

Net revenues. Sorghum Group’s net revenues increased from US$2.2 million in 2014 to US$17.8 million in 2015, primarily due to the substantial increase in the volume of loans facilitated through its marketplace, which increased from approximately US$67.5 million in 2014 to US$356.7 million in 2015. The increase in the volume of loans facilitated through its marketplace was driven by a substantial increase in the number of borrowers from 31,057 in 2014 to 161, 528 in 2015. The increase of loans facilitated amount and number of borrowers was mainly due to (1) Sorghum Group’s ability to attract potential borrowers and investors through sales and marketing efforts; (2) the drivers for the growth of online consumer finance marketplaces include increased internet and mobile penetration among consumers, the emergence of online marketplaces and ecommerce platforms that drive consumer behavior from offline to online, as well as its ability to realize comparatively lower user acquisition costs and higher operating efficiencies.

The volume of loan facilitation and the number of borrowers during the year ended December 31, 2014 and 2015 are set forth in the table below:

	For the year Ended December 31,
	2014		2015
	US$	%	US$	%
	(in thousands, except for percentages)
Volume of loan facilitation:
Consumption loans	38,184	56.5	268,427	75.2
Liquidity loans	28,619	42.4	21,014	5.9
Mortgage loans	732	1.1	67,264	18.9
Total volume of loan facilitation	67,535	100.0	356,705	100.0
Number of borrowers	31,057	-	161,528	-

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Operating costs and expenses. Sorghum Group’s total operating costs and expenses increased by 124.9% from US$8.6 million in 2014 to US$19.4 million in 2015.

●	Sales and marketing expenses. Sorghum Group’s sales and marketing expenses increased by 156.7% from US$4.5 million in 2014 to US$11.6 million in 2015, in line with the substantial increase in the volume of loans facilitated through its marketplace. The increase was primarily due to the increase in expenses associated with its continued user acquisition efforts, especially for advertising expense and salaries and benefits paid to its sales and marketing personnel. The direct user acquisition expenses in 2015 recorded US$3.9 million, which is an increase of US$3.5 million or a growth of 839.4% as compared to the expenses in 2014, which are driven by increase of new users at growth ratio of 899.8%. The table set out below shows the users acquisition expenses during the years ended 2014 and 2015. In addition, compensation for the marketing personnel increased by 214.6% from US$0.6 million in 2014 to US$1.9 million in 2015. Sorghum Group’s sales and marketing expenses as a percentage of its total revenues substantially decreased from 203.8% to 64.9% during the same period, primarily due to the improved effectiveness of its user acquisition efforts and in particular, user acquisition through online channels.

	For the year Ended December 31,
	2014	2015

Users acquisition expenses (US$’000)	416	3,908
Number of new users	35,013	350,049
Average user acquisition costs (US$)	11.9	11.2

●	General and administrative expenses. Sorghum Group’s general and administrative expenses increased by 120.8% from US$2.9 million in 2014 to US$6.5 million in 2015, primarily due to the increase in salaries and benefits paid to its general and administrative personnel as well as a capital loss in third-party platform. Sorghum Group’s general and administrative expenses as a percentage of its total revenues substantially decreased from 132.2% to 36.2% during the same period, primarily because its greater operational efficiency enabled us to achieve rapid revenue growth with relatively slower growth in general and administrative expenses.

●	Research and development expenses. Sorghum Group’s research and development expenses increased by 17.2% from US$1.2 million in 2014 to US$1.4 million in 2015, primarily due to the increase in salaries and benefits paid to its research and development personnel. Sorghum Group’s research and development expenses as a percentage of its total revenue decreased from 55.3% to 8.1% during the same period, primarily due to its greater efficiency enable it to achieve rapid revenue growth with relative slower growth in research and development expenses.

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Finance costs. Sorghum Group’s financial expenses increased from US$0.2 million in 2014 to US$0.7 million in 2015, the increase was primarily due to an increase in interest expenses related to borrowings.

Income tax expense/ (benefit). Sorghum Group’s income tax credit was US$0.5 million in 2015, as compared to expense of US$1.2 million in 2014, which mainly results from Nonobank was recognized as a Software Enterprise, and was exempt from EIT for 2015 and 2016 and subject to a 50% reduction in its EIT rate from 2017 to 2019.

Net loss. As a result of the foregoing, Sorghum Group recorded net loss of US$1.9 million in 2015, as compared to a net loss of US$7.9 million in 2014.

Inflation

Inflation in China has not materially affected its results of operations. According to the National Bureau of Statistics of China, the year-over-year percent changes in the consumer price index for December 2014, 2015 and 2016 were increases of 1.5%, 1.6% and 2.1%, respectively. Although Sorghum Group has not been materially affected by inflation in the past, Sorghum Group may be affected if China experiences higher rates of inflation in the future.

Liquidity and Capital Resources

As of September 30, 2017, Sorghum Group’s principal source of liquidity was US$22.4 million of cash and cash equivalents. Sorghum Group’s cash and cash equivalents consist of cash on hand, unrestricted deposits with financial institutions and money market funds which are unrestricted as to withdrawal. Unlike financial institutions, Sorghum Group is not subject to any capital adequacy requirement that is applicable to financial institutions in China. Sorghum Group believes that its current cash, cash equivalents, and anticipated cash flow from operations will be sufficient to meet its anticipated cash needs, including its cash needs for working capital and capital expenditures, for at least the next 12 months. Sorghum Group may, however, requires additional cash due to changing business conditions or other future developments, including any investments or acquisitions Sorghum Group may decide to pursue. If Sorghum Group’s existing cash is insufficient to meet its requirements, Sorghum Group may seek to borrowings.

Cash Flows and Working Capital

The following table sets forth a summary of Sorghum Group’s cash flows for the periods indicated:

	For the year Ended December 31,			For the nine months Ended September 30,
	2014	2015	2016	2016	2017
	US$	US$	US$	US$	US$
	(in thousands)
Summary Consolidated Cash Flow Data:
Net cash provided by operating activities	(2,536)	(2,207)	14,710	20,531	22,551
Net cash (used in)/provided by investing activities	(2,187)	111	(4,313)	(3,366)	(6,757)
Net cash provided by/(used in) financing activities	4,231	5,633	(271)	(310)	(7,346)
Effect of foreign exchange rate changes	(10)	(346)	(593)	(277)	755
Net (decrease)/increase in cash and cash equivalents	(502)	3,191	9,533	16,578	9,203
Cash and cash equivalents, beginning of year/period	996	494	3,685	3,685	13,218
Cash and cash equivalents, end of year/period	494	3,685	13,218	20,263	22,421

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Operating Activities

Net cash provided by operating activities was US$22.6 million for the nine months ended September 30, 2017, the principal items accounting for the difference between its net cash provided by  operating activities and its net income of US$6.5 million were changes in certain working capital accounts, principally due to proceeds from transfer loans held for transfer to new investors of US$ 511.2 million, a decrease in prepayment and other assets of US$17.1 million and an increase of reserve liability of US$ 8.1 million, partially offset by purchase of loans held for transfer of US$473.0 million, a decrease in advance from borrowers US$20.1 million, an increase in long term receivables, including current and non-current of US$15.2 million and a decrease in accrued expenses and other liabilities of US$12.1 million.

Net cash provided by operating activities was US$20.5 million for the nine months ended September 30, 2016, the principal items accounting for the difference between its net cash provided by  operating activities and its net income of US$18.7 million were changes in certain working capital accounts, principally due to proceeds from transfer loans held for transfer to new investors of US$441.8 million, an increase in advance from borrowers of US$56.5 million, an increase in accrued expenses and other liabilities of US$31.9 million and an increase of reserve liabilities in US$12.6 million, partially offset by purchase of loans held for transfer of US$470.9 million, an increase in prepayment and other assets of US$48.4 million, an increase in long term receivables, including current and non-current of US$14.9 million.

Net cash provided by operating activities was US$14.7 million in 2016. In 2016, the principal items accounting for the difference between its net cash generated from operating activities and its net income of US$22.3 million were changes in certain working capital accounts, due to proceeds from transfer of loans held for transfer of US$ 693.2 million an increase in advance from borrowers of US$59.8 million, an increase in reserve liabilities of US$18.2 million, an increase in allowance for doubtful of US$1.4 million, a decrease in assertion of discount of US$2.4 million and an increase in accrued expenses and other liabilities of US$2.0 million, partially offset by purchase of loans held for transfer of US$ 743.6 million, an increase in accounts receivable in US$16.3 million, an increase in long term receivables of US$12.3 million, an increase in deferred tax benefit of US$5.0 million and an increase in prepayment and other assets of US$8.0 million. Advance from borrowers and reserve liabilities increased primarily due to an increase in the volume of loans facilitated by us. A growth of loan volume on its marketplace in 2016 also resulted in the increase in accounts receivable and long term receivables.

Net cash used in operating activities was US$2.2 million in 2015. In 2015, the principal items accounting for the difference between its net cash used in operating activities and its net loss of US$1.9 million were changes in certain working capital accounts, principally resulted from purchase of loans held for transfer of US$189.9 million, an increase in prepayment and other assets of US$29.5 million, an increase in long term receivable of US$9.4 million and an increase in accounts receivable of US$2.3 million, partially offset by proceeds from transfer of loans held for transfer of US$ 162.1 million an increase in advance from borrowers of US$42.7 million and an increase in accrued expenses and other liabilities of US$24.9 million, Advance from borrowers increased primarily due to an increase in the volume of loans facilitated by us. The increase in accrued expenses and other liabilities was due to the increase of payables to investors and borrowers, which is mainly due to a settlement time lag with the external payment networks used to collect and transfer loan funds to borrowers and collect and repay loan principal and interest to investors. The increase in prepayment and other assets was mainly due to the increase in fund receivable from external third party online payment platforms, which include funds received from investors but not yet transferred to borrowers, repayments of loan and interest received from borrowers but not yet transferred to investors, and transaction fees and service fees received but not yet transferred to us, by the external third party online payment platforms due to a settlement time lag.

Net cash used in operating activities was US$2.5 million in 2014. In 2014, the principal items accounting for the difference between its net cash used in operating activities and its net loss of US$7.9 million were changes in certain working capital accounts, principally due to purchase of loans held for transfer of US$ 6.3 million, a decrease in accrued expenses and other liabilities of US$5.8 million, an increase in long term receivable of US$2.6 million and an increase in accounts receivable of US$1.3 million. The decrease in accrued expenses and other liabilities was primarily due to the balances of other payables as of December 31, 2013 had been paid during 2014, partially offset by an increase in reserve liabilities of US$6.9 million, an increase in advance from borrowers of US$6.1 million, a decrease in prepayment and other assets of US$5.9 million and an increase in taxes payable of US$1.2 million. The increase in reserve liabilities and advance from borrowers were primarily due to a growth of loan volume on its marketplace in 2014.

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Investing Activities

Net cash used in investing activities was US$6.8 million for the nine months ending on September 30, 2017, attributable to purchase of property, equipment and software of US$2.5 million, long term investments in equity of US$2.9 million, amount lent to related parties of US$5.0 million, amount lent to third parties of US$5.0 million, partially offset by collection of amount lent to related parties of US$8.0 million, collection of amount lent to third parties of US$1.1 million.

Net cash used in investing activities was US$3.4 million for the nine months ending on September 30, 2016, attributable to the amount lent to related parties of US$1.9 million, a purchase of property, equipment and software of US$1.2 million, and a purchase of long term investment of US$0.7 million.

Net cash used in investing activities was US$4.3 million in 2016, attributable to a purchase of property, equipment and software of US$1.9 million and amount lent to related parties of US$12.0 million, offset by the collection of amount lent to related parties of US$10.3 million.

Net cash provided by investing activities was US$0.1 million in 2015, attributable to the collection of amount lent to related parties of US$4.9 million, offset by a purchase of property, equipment and software of US$0.4 million and amount lent to related parties of US$4.5 million.

Net cash used in investing activities was US$2.2 million in 2014, attributable to a purchase of property, equipment and software of US$0.2 million and amount lent to related parties of US$4.7 million, offset by the collection of amount lent to related parties of US$2.8 million.

Financing Activities

Net cash used in financing activities was US$7.3 million for the nine months ended September 30, 2017, which was due to the dividend payment to shareholders.

Net cash used in financing activities was US$0.3 million for the nine months ended September 30, 2016, which was attributable to principal payments on borrowings of US$0.5 million offset by cash contributed from member of US$0.1 million.

Net cash used in financing activities was US$0.3 million in 2016, which was mainly due to the repayment of borrowings, offset by cash provided from contribution capital.

Net cash provided by financing activities was US$5.6 million in 2015, which was mainly attributable to cash contribution and the proceeds from borrowings, partially offset the repayment of borrowings.

Net cash provided by financing activities was US$4.2 million in 2014, which was primarily attributable to the proceeds from borrowings.

Capital Expenditures

Sorghum Group made capital expenditures of US$0.2 million, US$0.4 million, US$1.9 million and US$2.5 million in 2014, 2015, 2016 and the nine months ended September 30, 2017, respectively. In these periods, Sorghum Group’s capital expenditures were mainly used for purchases of property, equipment and software. Sorghum Group will continue to make capital expenditures to meet the expected growth of its business.

Research and Development

Sorghum Group had a dedicated product development team, which responsible for developing and implementing new consumer finance products to introduce on to its marketplace. In the three years ended December 31, 2014, 2015, 2016 and the nine months ended September 30, 2017, Sorghum Group’s research and development expenditures were US$1.2 million, US$1.4 million, US$6.5 million and US$7.6 million, representing 55.3%, 8.1%, 9.0% and 12.6% of its total revenue for the same periods, respectively.

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Sorghum Group constantly evaluates the popularity of its existing product offerings and develops new products and services that can cater to the ever-evolving needs of its borrowers and investors. From the borrower perspective, Sorghum Group will continue to develop tailored credit products to meet the specific needs of its target prime borrowers.

From the investor perspective, Sorghum Group continues to develop new investment products, such as diversified term investment products and products with lower investment thresholds, which appeal to different investor appetites and demands. In the future, Sorghum Group plans to segment its loan products into more precise and specific return categories, and seeks to offer investors a more diverse array of investment products that better meet their risk-adjusted return targets.

Trend Information

On May 27, 2017, China Banking Regulatory Commission stipulated a regulation to halt all kinds of campus loans arranged by P2P firms until it is permitted to resume. As a result, the service for campus loans provided by us cannot continue as well. From July 1, 2017, Sorghum Group terminated campus loan product and launched its White-collar worker loan business. Campus loan and White-collar loan are basically under a similar loan frame work but focus on two segment markets. In addition, part of the borrowers of the two loans are overlapped. Therefore, Sorghum Group believes that the termination of campus loan service could slow down the growing path for a short period, but would not have a material effect on the results of operations in a long term prospective. The average daily White-collar loan facilitating amount during the last 15 days of July 2017 already achieved 70% of the average daily campus loan facilitating amount of 2016.

Other than as disclosed elsewhere in this proxy statement, Sorghum Group is not aware of any trends, uncertainties, demands, commitments or events for the nine months ended September 30, 2017 that are reasonably likely to have a material and adverse effect on its net revenues, income, profitability, liquidity or capital resources, or that would cause the disclosed financial information to be not necessarily indicative of future results of operations or financial condition.

Off-Balance Sheet Arrangements

Sorghum Group provides a certain level of assurance to investors who invest in loans through its marketplace. See “-- Critical Accounting Policies, Judgments and Estimates—Reserve Liability Program”. Other than this Reserve Liability Program. Sorghum Group has not entered into any financial guarantees or other commitments to guarantee the payment obligations of any third parties. Sorghum Group has not entered into any derivative contracts that are indexed to its shares and classified as shareholder’s equity or that are not reflected in its consolidated financial statements. Furthermore, Sorghum Group does not have any retained or contingent interest in assets transferred to an unconsolidated entity that serves as credit, liquidity or market risk support to such entity. Sorghum Group does not have any variable interest in any unconsolidated entity that provides financing, liquidity, market risk or credit support to us or engages in leasing, hedging or product development services with us.

Contractual Obligations

The following table sets forth its operating lease obligation as of September 30, 2017:

	Total	Remaining 2017	2018	2019	2020	2021	2022 and after
	(in U.S. dollar thousands)
Operating Lease Obligation	13,334	454	3,057	2,013	1,779	2,010	4,021

Sorghum Group’s operating lease obligations relate to its leases of office premises. Sorghum Group leases office premises under a non-cancelable operating lease. Rental expenses under operating leases for 2014, 2015, 2016 and for the nine months ended September 30, 2017 were US$0.5 million, US$0.7 million, US$2.2 million and US$2.7 million, respectively.

Sorghum Group currently makes provision in Reserve Liability Program to allow investors to recover their principal and accrued interest, if and when the loan defaults. As of September 30, 2017, Sorghum Group recorded liability of US$35.9 million in relation to the Reserve Liability Program. Other than those shown above, Sorghum Group did not have any significant capital and other commitments, long-term obligations, or guarantees as of September 30, 2017.

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Quantitative and Qualitative Disclosures about Market Risk

Foreign Exchange Risk

Sorghum Group’s revenue and expenses are mostly denominated in RMB, and a significant portion of its financial assets are also denominated in RMB, whereas its reporting currency is the U.S. dollar. The RMB is not freely convertible into foreign currencies for capital account transactions. The value of the RMB against the U.S. dollar and other currencies is affected by, among other things, changes in China’s political and economic conditions and China’s foreign exchange policies. On July 21, 2005, the PRC government changed its decade-old policy of pegging the value of the RMB to the U.S. dollar, and the RMB appreciated more than 20% against the U.S. dollar over the following three years. Between July 2008 and June 2010, this appreciation halted and the exchange rate between the RMB and the U.S. dollar remained within a narrow band. Starting in June 2010, the PRC government allowed the RMB to appreciate slowly against the U.S. dollar. However, with the announcement by the PBOC to devalue the RMB in a move to support exports and boost the role of market pricing, the RMB has experienced significant depreciation against the U.S. dollar. For example, in August 2015, the PRC government allowed the RMB to depreciate by more than 4% against the U.S. dollar. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the U.S. dollar in the future. To date, Sorghum Group has not entered into any hedging transactions in an effort to reduce its exposure to foreign currency exchange risk.

Interest Rate Risk

Interest-earning instruments carry a degree of interest rate risk. Sorghum Group has not been exposed to, nor does it anticipate being exposed to, material risks due to changes in market interest rates. However, its future interest income may fall short of expectations due to changes in market interest rates.

The fluctuation of interest rates may also affect the demand for Sorghum Group’s online lending business. For example, a decrease in the interest rate may cause potential borrowers to seek loans from other channels and higher returns offered by comparable or substitute products may damper investor desire to invest in Sorghum Group’s platforms. A high interest rate environment may discourage investors and borrowers from participating in Sorghum Group’s platforms and may reduce the number of loans facilitated by Sorghum Group, which may adversely affect Sorghum Group’s business. However, Sorghum Group does not expect that the fluctuation of interest rates will have a material impact on its financial condition.

Recent Accounting Pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (ASU 2014-09), which was subsequently modified in August 2015 by ASU No. 2015-14, Revenue from Contracts with Customers: Deferral of the Effective Date. This guidance will be effective for fiscal years (and interim reporting periods within those years) beginning after December 15, 2017. The core principle of ASU No. 2014-09 is that companies should recognize revenue when the transfer of promised goods or services to customers occurs in an amount that reflects what the company expects to receive. It requires additional disclosures to describe the nature, amount, timing and uncertainty of revenue and cash flows from contracts with customers. In 2016, the FASB issued additional ASUs that clarify the implementation guidance on principal versus agent considerations (ASU 2016-08), on identifying performance obligations and licensing (ASU 2016-10), and on narrow-scope improvements and practical expedients (ASU 2016-12) as well as on the revenue recognition criteria and other technical corrections (ASU 2016-20). In 2017, the FASB issued ASU No. 2017-05, Other Income—Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20), which was issued in May 2014 as a part of ASU 2014-09, provides guidance for recognizing gains and losses from the transfer of nonfinancial assets in contracts with noncustomers.

The Group is in the process of evaluating the impact that the above guidance will have on its consolidated financial statements.

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In January 2016, the FASB issued ASU 2016-01, “Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities” This guidance revises the accounting related to the classification and measurement of investments in equity securities as well as the presentation for certain fair value changes in financial liabilities measured at fair value, and amends certain disclosure requirements. The guidance requires that all equity investments, except those accounted for under the equity method of accounting or those resulting in the consolidation of the investee, be accounted for at fair value with all fair value changes recognized in income. For financial liabilities measured using the fair value option, the guidance requires that any change in fair value caused by a change in instrument-specific credit risk be presented separately in other comprehensive income until the liability is settled or reaches maturity. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2017, with early adoption permitted for certain provisions. A reporting entity would generally record a cumulative-effect adjustment to beginning retained earnings as of the beginning of the first reporting period in which the guidance is adopted. Sorghum Group is in the process of evaluating the impact that this guidance will have on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The guidance supersedes existing guidance on accounting for leases with the main difference being that operating leases are to be recorded in the statement of financial position as right-of-use assets and lease liabilities, initially measured at the present value of the lease payments. For operating leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election not to recognize lease assets and liabilities. For public business entities, the guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application of the guidance is permitted. In transition, entities are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. Sorghum Group is in the process of evaluating the impact that this guidance will have on its consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments—Credit Losses”, which will require the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. The guidance is effective for annual reporting periods beginning after December 15, 2019 and interim periods within those fiscal years. Sorghum Group is currently evaluating this statement and its impact on its results of operations or financial position.

In August 2016, the FASB issued ASU No. 2016 15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, to provide guidance on the presentation and classification of certain cash receipts and cash payments on the statement of cash flows. The guidance specifically addresses cash flow issues with the objective of reducing the diversity in practice. The guidance will be effective for the Company in fiscal year 2018, but early adoption is permitted. Sorghum Group is currently evaluating the impact of this new standard on its consolidated financial statements and related disclosures.

In October 2016, the FASB issued a new pronouncement, ASU 2016-16, which removes the prohibition in ASC 740 against the immediate recognition of the current and deferred income tax effects of intra-entity transfers of assets other than inventory. The ASU, which is part of the Board’s simplification initiative, is intended to reduce the complexity of U.S. GAAP and diversity in practice related to the tax consequences of certain types of intra-entity asset transfers, particularly those involving intellectual property. For public business entities, the ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. Early adoption is permitted for all entities as of the beginning of a fiscal year for which neither the annual or interim (if applicable) financial statements have been issued or made available for issuance. Sorghum Group is in the process of evaluating the impact that this guidance will have on its consolidated financial statements.

In October 2016, the FASB issued ASU No. 2016-17, Consolidation (Topic 810): Interest Held through Related Parties That Are under Common Control, to provide guidance on the evaluation of whether a reporting entity is the primary beneficiary of a VIE by amending how a reporting entity, that is a single decision maker of a VIE, treats indirect interests in that entity held through related parties that are under common control. The amendments are effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2016, and interim periods within fiscal years beginning after December 15, 2017. Early adoption is permitted, including adoption in an interim period. Sorghum Group is currently evaluating the impact of this new standard on its consolidated financial statements and related disclosures.

In January 2017, the FASB issued ASU No. 2017-01, ‘‘Business Combinations (Topic 805): Clarifying the Definition of a Business’’. The amendments in this ASU clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. Basically these amendments provide a screen to determine when a set is not a business. If the screen is not met, the amendments in this ASU first, require that to be considered a business, a set must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create output and second, remove the evaluation of whether a market participant could replace missing elements. These amendments take effect for public businesses for fiscal years beginning after December 15, 2017 and interim periods within those periods, and all other entities should apply these amendments for fiscal years beginning after December 15, 2018, and interim periods within annual periods beginning after December 15, 2019. Sorghum Group does not expect that the adoption of this guidance will have a material impact on its consolidated financial statements.

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Related Party Transactions of Sorghum Group

Below are the descriptions of transactions for the three and nine months ended September 30, 2017 and the years ended December 31, 2014, 2015 and 2016, to which Sorghum Group has been a participant, in which the amount involved in the transactions is material to Sorghum Group or the related party.

The table below sets forth major related parties and their relationships with the Group:

Name of individual or company	Relationship with the Group
Darong Huang	Chairwoman, Chief Executive Officer, Founder
Shumin Yang	Supervisor, Founder
Qinghui Zeng	Board of Director
Wenkui Gong	Board of Director, Founder
Bin Xiao	Executive
Mingjun Weng	Executive
Heng Yang	Executive
Zheng Zhang	Executive
Lihua Chen	Board of Director
Shanghai Aiman Business Consulting Co., Ltd.(“Aiman”)	Major shareholder of the Group
Shanghai Golden Shell Investment Center (“Golden Shell”)	Major shareholder of the Group
Shanghai Nuoming Investment Center (“Nuoming”)	Major shareholder of the Group
Yuandongtian (Beijing) Assets Management Co., Ltd.(“Yuandongtian”)	The Group’s CEO acts as a supervisor of Yuandongtian
Yuxian Financial Leasing (Shanghai) Co., Ltd.(“Yuxian”)	The Group’s CEO assistant acts as Yuxian’s legal representative
Baiyingjiaye Commercial Factoring (Tianjin) Co., Ltd.(“Baiyingjiaye”)	The Group’s CEO assistant acts as Baiyingjiaye’s legal representative and director
Shanghai Suyi Investment Consulting Co., Ltd.(“Suyi”)	The Group’s CEO holds shares and acts as Suyi’s legal representative

Details of related party balances as of December 31, 2016 and September 30, 2017 are as follows:

Amounts due from related parties:

	December 31, 2016	September 30, 2017
		(Unaudited)
	US$	US$
Aiman (i)	1,376	-
Yuandongtian (i)	1,279	-
Darong Huang (ii)	325	-
Yuxian.	16	-
Golden Shell	3	-
Nuoming	3	-
Baiyingjiaye	2	-
Suyi	*	-
Total amounts due from related parties	3,004	-

*	Represents the amount less than one thousand U.S. dollars.

(i)	Amounts due from Aiman and Yuandongtian as of December 31, 2016 represent the loans borrowed from the Group for the operation purpose. The balances were collected in June 2017.

(ii)	Amount due from Ms. Darong Huang as of December 31, 2016 mainly represents the loans lent to related party for operation purpose and advance for traveling expenses and entertainment expenses. The balance was collected in June 2017.

Details of related party transactions during the three and nine months ended September 30, 2016 and 2017 are as follows:

	For the three months Ended September 30,		For the nine months Ended September 30,
	2016	2017	2016	2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	US$	US$	US$	US$
Amount lent to related parties (i)	231	3,371	1,903	4,965
Collection of amount lent to related parties (i)	(74)	(3,414)	(406)	(8,030)
Advance to related parties and reimbursement (ii)	-	-	3	-
Reimbursement of advance to related parties (ii)	-	-	(3)	-

(i)	Amount lent to related parties mainly represents the Group lent to Aiman, Yuandongtian, and other related parties for their operation purpose. All the amounts lent to related parties are interest free.

(ii)	Advance to related parties represents advance to the executives for travelling expenses, entertainment expenses and other operation expenses.

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Details of related party balances as of December 31, 2014, 2015 and 2016 are as follows:

Amounts due from related parties:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Aiman (i)	717	373	1,376
Yuandongtian (i)	-	274	1,279
Darong Huang (ii)	-	696	325
Yuxian.	-	-	16
Golden Shell	-	1	3
Nuoming	-	1	3
Baiyingjiaye	-	-	2
Suyi	-	*	*
Wenkui Gong	65	66	-
Shumin Yang	197	-	-
Qinghui Zeng	979	-	-
Total amounts due from related parties	1,958	1,411	3,004

*	Represents the amount less than one thousand U.S. dollars.

(i)	Amounts due from Aiman and Yuandongtian represent the loans borrowed from the Group for operation purpose. The balances are collected subsequently in 2017.

(ii)	Amount due from Ms. Darong Huang mainly represents the short term loan to CEO, and the advance for travelling expenses, entertainment expenses and other operation expenses. The balance is collected in 2017.

Details of related party transactions during 2014, 2015 and 2016 are as follows:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Amount lent to related parties (i)	4,747	4,730	12,030
Collection of amount lent to related parties (i)	(2,789)	(4,942)	(10,269)
Prepayment by related parties (ii)	*	(80)	(146)
Return the prepayment by related parties (ii)	*	80	146
Advance to related parties (iii)	53	57	3
Reimbursement of advance to related parties (iii)	(53)	(57)	(3)
Consulting service provided by a related party (iv)	-	250	-

*	Represents the amount less than one thousand U.S. dollars.

(i)	Amount lent to related parties mainly represents the Group lent to Aiman, Yuandongtian, Ms. Darong Huang and other related parties for their operation purpose. All the balances have been collected in June 2017.

(ii)	Prepayment by related parties represents the executives of the Group made payment on behalf of the Group, the Group repaid it after reimbursement.

(iii)	Advance to related parties represents advance to the executives for travelling expenses, entertainment expenses and other operation expenses.

(iv)	The Group received consulting service for operating activities from Aiman, the payment of the service fee was netting off with amount lent to Aiman in 2015.

Future Related Party Transactions

Upon completion of the proposed Acquisition, the Compensation Committee of the Board of Directors (which will consist solely of independent directors) must approve all related party transactions. All related party transactions will be made or entered into on terms that are no less favorable to Sorghum than can be obtained from unaffiliated third parties. Related party transactions previously entered into were not approved by independent directors, as Sorghum had no independent directors at that time.

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MANAGEMENT FOLLOWING THE ACQUISITION

Directors and Executive Officers

Name	Age	Position
Darong Huang	36	Chairman of the Board of Directors and Chief Executive Officer
Long Yi	39	Chief Financial Officer and Secretary and Director
Weiliang Jie	29	Director
Teck Chuan Yeo	49	Director
Boling Liu	31	Director

Ms. Darong Huang, age 36, is Wheat’s founder and has served as the Chairwoman of the Board of Directors and Chief Executive Officer since Wheat’s inception in 2009. She has served as the General Manager of Shanghai Aiman Business Consulting Co., Ltd since 2006. She was the Assistant to the Chairman of the Board of Directors at Christine International Holdings Limited (HKEX: 1210) from 2005 to 2006. Ms. Huang has also served as the Honorary Vice President of the Shanghai Financial Information Association since 2015. Ms. Huang has received many awards and honors including “Top 30 Young Leaders” at the Alliance for Global Youth Leadership in 2014, “Top 10 Most Influential People in Internet Finance” at the 2nd Internet Finance Summit organized by Chinese Venture in June 2015,“Most Influential Person (by Industry) in 2015” at the 4th China Finance Summit in July 2015 organized by a group of media companies in China, “Shanghai Financial Innovator in 2015” from a group of institutions including the Shanghai Branch of Xinhua News Agency in October 2015. Ms. Huang received a bachelor’s degree in English Literature from Sichuan International Studies University and a master’s degree in Economics from Shanghai University. She is currently pursuing a doctorate degree in Business Administration at Shanghai Jiao Tong University. We believe Ms. Huang’s tremendous experience and acute business judgment in the smart finance industry is instrumental to our future growth and therefore well qualified to serve on our board.

Ms. Huang does not have any family relationship with any director or executive officer of the Company and has not been involved in any transaction with the Company during the past two years that would require disclosure under Item 404(a) of Regulation S-K expect otherwise disclosed in this proxy statement.

Mr. Long Yi, age 39, was appointed as the Chief Financial Officer and Secretary of CCC on January 1, 2013. Mr. Yi acted as the interim Chief Executive Officer of CCC between August 21, 2014 and December 29, 2014. Mr. Yi was appointed to serve as a director on the Board effective June 12, 2015. Prior to joining CCC, Mr. Yi was the senior financial manager in Sutor Technology Group Ltd. (Nasdaq: SUTR) from 2008 to August 2012. He served as an accounting manager at Forterra Inc. in Canada from 2006 to 2008. He is a Certified Public Accountant in the State of Illinois. Mr. Yi has a Bachelor’s degree in Accounting from Northeastern University and a Master’s degree in Accounting and Finance from University of Rotterdam. He also obtained a graduate diploma in accounting from McGill University.

Mr. Weiliang Jie, age 29, has served as a director of CCC since May 2016. Mr. Jie is currently working as the General Manager at Shenzhen Yilegou Mobile Technology Co, Ltd., an e-commerce technology and service company. From 2008 through 2015, he was the Marketing Manager at Shenzhen Tianhe Union Technology Co, Ltd., a company engaging in business aviation services and network technology development. Prior to that he worked at Shenzhen Mango Travel Service Co., Ltd.

Mr. Teck Chuan Yeo, age 49, has served as a director of CCC since September 2016. Mr. Yeo has been the audit partner of Rui Hua Certified Public Accountants LLP, Shanghai Office, since June 2015. From July 2007 to May 2015, Mr. Yeo served as the audit partner at Deloitte Hua Yong Certified Public Accountants LLP. From July 2002 to March 2007, Mr. Yeo served as the financial service director of South and South East Asia at BOC Asia Ltd. (Singapore). Mr. Yeo obtained a bachelor of accountancy at Nanyang Technological University.

Ms. Boling Liu. Ms. Liu, age 31, has served as a director of CCC since December 2016. Ms. Liu has been the vice president of Shenzhen Tianhe E-Commerce Limited Company since August 2010. From January 2010 to August 2010, Ms. Liu served as a manager of the sales department of Shenzhen Guantian Aeronautics. From April 2005 to January 2010, Ms. Liu served as the manager of customer service of Shanxi Datang Air Service Limited Company. Ms. Liu obtained a bachelor degree of Shanxi Normal University, computer information college.

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Director Independence

Our Board reviewed the materiality of any relationship that each of our directors has with us, either directly or indirectly. Based on this review, it is determined that Weiliang Jie, Teck Chuan Yeo and Boling Liu are “independent directors” as defined by NASDAQ.

Committees of the Board of Directors

We have established an audit committee, a compensation committee and a nominating and governance committee. Each of the committees of the Board has the composition and responsibilities described below.

Audit Committee

Mr. Yeo, Ms. Liu and Mr. Jie are members of our Audit Committee, where Mr. Yeo serves as the chairman. All members of our Audit Committee satisfy the independence standards promulgated by the SEC and by NASDAQ as such standards apply specifically to members of audit committees.

We have adopted and approved a charter for the Audit Committee. In accordance with our Audit Committee Charter, our Audit Committee shall perform several functions, including:

●	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;

●	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;

●	monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

●	reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

●	oversees all aspects of our systems of internal accounting control and corporate governance functions on behalf of the Board;

●	reviews and approves in advance any proposed related-party transactions and reports to the full Board on any approved transactions; and

●	provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the Board, including Sarbanes-Oxley Act implementation, and makes recommendations to the Board regarding corporate governance issues and policy decisions.

It is determined that Mr. Yeo possesses accounting or related financial management experience that qualifies him as an “audit committee financial expert” as defined by the rules and regulations of the SEC.

Compensation Committee

Mr. Yeo, Ms. Liu and Mr. Jie are members of our Compensation Committee and Mr. Jie serves as the chairman. All members of our Compensation Committee are qualified as independent under the current definition promulgated by NASDAQ. We have adopted a charter for the Compensation Committee. In accordance with the Compensation Committee’s Charter, the Compensation Committee is responsible for overseeing and making recommendations to the Board regarding the salaries and other compensation of our executive officers and general employees and providing assistance and recommendations with respect to our compensation policies and practices.

Nominating and Governance Committee

Mr. Yeo, Ms. Liu and Mr. Jie are the members of our Nominating and Governance Committee where Ms. Liu serves as the chairwoman. All members of our Nominating and Governance Committee are qualified as independent under the current definition promulgated by NASDAQ. Our Board adopted and approved a charter for the Nominating and Governance Committee. In accordance with the Nominating and Governance Committee’s Charter, the Nominating and Governance Committee is responsible to identify and propose new potential director nominees to the board of directors for consideration and review our corporate governance policies.

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Code of Conduct and Ethics

We have adopted a code of conduct and ethics applicable to our directors, officers and employees in accordance with applicable federal securities laws and NASDAQ rules.

Executive Compensation

Overview

Following the closing of the Acquisition, we intend to develop an executive compensation program that is consistent with its existing compensation policies and philosophies, which are designed to align compensation with the Company’s business objectives and the creation of shareholder value, while enabling the Company to attract, motivate and retain individuals who contribute to is long-term success.

Decisions on the executive compensation program will be made by the compensation committee. The following discussion is based on the present expectations as to the executive compensation program to be adopted by the compensation committee. The executive compensation program actually adopted will depend on the judgment of the members of the compensation committee and may differ from that set forth in the following discussion.

We anticipate that decisions regarding executive compensation will reflect our belief that the executive compensation program must be competitive in order to attract and retain our executive officers. We anticipate that the compensation committee will seek to implement our compensation policies and philosophies by linking a significant portion of our executive officers’ cash compensation to performance objectives and by providing a portion of their compensation as long-term incentive compensation in the form of equity awards.

We anticipate that compensation for our executive officers may have three primary components: base salary, an annual cash incentive bonus and long-term incentive compensation in the form of share-based awards.

Base Salary

It has been the Company’s historical practice to assure that base salary is fair to the executive officers, competitive within the industry and reasonable in light of the Company’s cost structure. Upon completion of the Acquisition, our compensation committee will determine base salaries and manage the base salary review process, subject to existing employment agreements.

Annual Bonuses

The Company may use annual cash incentive bonuses for the executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. The Company expects that, near the beginning of each year, the Compensation Committee may select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, the Compensation Committee may determine the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers.

Other Compensation

The Company expects to continue to maintain various employee benefit plans, including medical, dental, life insurance and 401(k) plans, in which the executive officers will participate.

Employment Agreements

Ms. Darong Huang agreed to serve as Chief Executive Officer, of the Company after the Acquisition and is expected to enter into an employment agreement with the Company immediately prior to consummation of the Acquisition.

As of January 1, 2013, CCC entered into an employment agreement with our CFO, Mr. Long Yi, pursuant to which he shall receive an annual base salary of $50,000. Under his employment agreement, Mr. Yi is employed as our CFO for a term of two years, which automatically renews for additional one year terms unless previously terminated on three months written notice by either party. We may terminate the employment for cause, at any time, without notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a felony or grossly negligent or dishonest acts to our detriment, or misconduct or a failure to perform agreed duties. In such case, Mr. Yi will not be entitled to receive payment of any severance benefits or other amounts by reason of the termination, and the executive officer’s right to all other benefits will terminate, except as required by any applicable law. We may also terminate his employment without cause upon one-month advance written notice. In such case of termination by us, we are required to provide compensation to him, including severance pay equal to 3 months of base salary. Mr. Yi may terminate the employment at any time with a one-month advance written notice if there is any significant change in his duties and responsibilities or a material reduction in his annual salary. In such case, Mr. Yi will be entitled to receive compensation equivalent to 12 months of the executive officer’s base salary.

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Security Ownership of Certain Beneficial Owners and Management Upon Consummation of the Acquisition

The following table sets forth information known to the Company regarding (i) the actual beneficial ownership of our common stock as of October 26, 2017 (pre-Acquisition) and (ii) expected beneficial ownership of our ordinary shares immediately following consummation of the Acquisition by our officers, directors and 5% or greater beneficial owners of common stock. There is no other person or group of affiliated persons, known by us to beneficially own more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days. Unless otherwise indicated, the person identified in this table has sole voting and investment power with respect to all shares shown as beneficially owned by him, subject to applicable community property laws.

Unless otherwise indicated, the business address of each of these individuals is No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, China.

	Common Shares Beneficially Owned Prior to the Acquisition (1)		Common Stock Beneficially Owned After the Acquisition (2)
	Number	Percent (1)	Number	Percent
5% Stockholder
Yang Jie (3) 81 A Hampshire Road, Great Neck, NY 11023	4,292,656	22.55%	4,292,656	2.5%

Broomcorn Holdings Limited(4)	-	-	76,497,559	44.57%
Directors and Executive Officers:
Mingjie Zhao	-	-
Long Yi	488,875	2.57%	488,875	*
Boling Liu	-	-	-	-
Weiliang Jie	-	-	-	-
Teck Chuan Yeo	-	-	-	-
Darong Huang	-	-	76,497,559	44.57%
All directors and executive officers as a group (Pre-Acquisition) 5 persons	488,875	2.57%	-	-
All directors and executive officers as a group (Post-Acquisition) 5 persons	-	-	76,986,434	44.86%

*	Represents less than 1%

(1)	Applicable percentage of ownership is based on 19,030,915 shares of common stock outstanding as of October 26, 2017 together with securities exercisable or convertible into ordinary shares within sixty (60) days as of the date hereof for each stockholder.

(2)

Applicable percentage of ownership is based on 171,617,710 shares of common stock outstanding immediately upon consummation of the Acquisition assuming on additional securities are issued by the Company prior to the consummation of the Acquisition.

(3)	Represents (i) 3,284,386 shares of common stock owned by Mr. Yang Jie, (ii) 30,000 shares of common stock held by his wife, Xiaohuan Huang, (iii) 158,370 shares that Mr. Jie has the right to acquire through the exercise of warrant, and (iv) 819,900 shares of common stock owned by DaQin International Business HK Limited (“Daqin”), an entity owned by DaQin International Business Group Limited (“Daqin BVI”), a company incorporated in British Virgin Island. Since Mr. Yang Jie is the sole shareholder and sole director of Daqin BVI, he may be deemed as the beneficial owner of the shares owned by Daqin.

(4)	Darong Huang is 100% shareholder and sole director of Broomcorn Holdings Limited and therefore maybe deemed as the beneficial owner of the shares owned thereunder.

[See Appendix A]

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PROPOSAL 1: APPROVAL OF THE ACQUISITION

The Company is asking you to approve the Acquisition Proposal. A copy of the Exchange Agreement is attached as Annex A to this proxy statement.

The Acquisition

On August 9, 2017, we entered into the Exchange Agreement with Sorghum and the equity holders of Sorghum (the “Sorghum Sellers”), pursuant to which, among other things and subject to the terms and conditions contained therein, we will acquire all of the outstanding issued shares and other equity interests in Sorghum from the Sorghum Sellers. Pursuant to the Exchange Agreement, in exchange for all of the outstanding shares of Sorghum, we will issue 152,586,795 shares of common stock (the “Exchange Shares”) to the Sorghum Sellers. The Exchange Shares will be allocated among the Sorghum Sellers pro-rata based on each such seller’s ownership of Sorghum prior to the closing.

Upon completion of the Acquisition, we will own 100% of Sorghum, and will be a financial services group operating in both smart financing as well as microfinance sectors in China. It is anticipated immediately upon completion of the Acquisition, our existing shareholders will retain an ownership interest of approximately 12% and the Sorghum Sellers will own approximately 88% of the Company assuming issuance of additional 3 million shares of common stock by CCCR prior to closing of the Acquisition.

Consequences if the Acquisition Proposal is not Approved

If the Exchange Agreement is not approved by CCCR stockholders or if the Acquisition is not completed for any other reason, CCCR stockholders will not receive any payment or other compensation for their shares of common stock. Instead, CCCR will remain an independent public company, its common stock will continue to be listed and traded on NASDAQ and registered under the Exchange Act and CCCR will continue to file periodic reports with the SEC. In addition, if the Acquisition is not completed, CCCR expects that management will operate the business in a manner similar to that in which it is being operated today and that CCCR’s stockholders will continue to be subject to the same risks and opportunities to which they are currently subject, including, without limitation, risks related to the highly competitive industry in which CCCR operates and adverse economic conditions.

Furthermore, if the Acquisition is not completed, and depending on the circumstances that would have caused the Acquisition not to be completed, the price of CCCR’s common stock may decline significantly. If that were to occur, it is uncertain when, if ever, the price of CCCR’s common stock would return to the price at which it trades as of the date of this proxy statement.

Accordingly, if the Acquisition is not completed, there can be no assurance as to the effect of these risks and opportunities on the future value of your shares of CCCR’s common stock. If the Acquisition is not completed, CCCR’s board of directors will continue to evaluate and review the Company’s business operations, properties, dividend policy and capitalization, among other things, make such changes as are deemed appropriate and continue to seek to identify strategic alternatives to enhance stockholder value. If the Exchange Agreement is not approved by CCCR’s stockholders or if the Acquisition is not completed for any other reason, there can be no assurance that any other transaction acceptable to CCCR will be offered or that CCCR’s business, prospects or results of operation will not be adversely impacted.

In addition, under specified circumstances, CCCR may be required to reimburse Sorghum’s expenses or pay Sorghum a termination fee, upon the termination of the Exchange Agreement, as described under “Fees and Expenses” beginning on page 14.

Required Vote

Adoption of the Acquisition Proposal requires the affirmative vote of a majority of the voting shares of our common stock represented in person or by proxy at the meeting and entitled to vote thereon. Adoption of the Acquisition proposal is conditioned upon the adoption of the Reverse Split, Name Change, and Capital Increase proposals as well as election of all the directors in the Election of Directors proposal.

CCCR’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CCCR’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ACQUISITION.

183

PROPOSAL 2: APPROVAL OF THE REVERSE SPLIT

The Company is asking you to approve the Reverse Split Proposal.

The Reverse Split

Our board of directors has adopted resolutions (i) declaring that submitting an amendment to the Company’s Certificate of Incorporation to affect the Reverse Split of our issued and outstanding common stock was advisable, and (ii) directing that a proposal to approve the Reverse Split be submitted to the holders of our common stock for their approval. The Reverse Split of our issued and outstanding common stock will be effected by a ratio of not less than one for two and not more than one for ten at any time prior to ____, 2017, with the exact ratio to be set at a whole number within this range as determined by our board of directors in its sole discretion.

Our board of directors is submitting the Reverse Split to our stockholders for approval with the intent of increasing the market price of our common stock to enhance our ability to meet the initial listing requirements of the Nasdaq Capital Market, to make our common stock sufficiently attractive for Sorghum to consummate the Acquisition transaction and to ensure that Sorghum will be able to meet the initial listing requirements of the Nasdaq Capital Market after consummation of the Acquisition.

Consequences if the Reverse Split Proposal is not Approved

If the Reverse Split Proposal is not approved by its stockholders, our common stock may be delisted from the Nasdaq Capital Market as a result of failures to meet the initial listing requirements of NASDAQ and Sorghum may choose to not to consummate the Acquisition.

Required Vote

Approval of the Reverse Split Proposal requires a quorum to be present and an affirmative vote of a majority of the outstanding shares of our common stock. Adoption of the Reverse Split proposal is conditioned upon the adoption of the Acquisition, Capital Increase, and Name Change proposals as well as election of all the directors in the Election of Directors proposal.

CCCR’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CCCR’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE REVERSE SPLIT.

184

PROPOSAL 3: APPROVAL OF THE CAPITAL INCREASE

The Company is asking you to approve the Capital Increase Proposal.

The Capital Increase

Prior to the execution of the Effective Time, the Company will affect the Capital Increase.

Our Board has adopted a resolution approving, and recommends to the stockholders for their approval, a proposed amendment (“the Charter Amendment”) to the Company’s Certificate of Incorporation to authorize the Board, in its discretion, to increase our total authorized shares of capital stock from 110,000,000 shares to 1,100,000,000 shares, our authorized shares of common stock from 100,000,000 shares to 1,000,000,000 shares and our authorized shares of preferred stock from 10,000,000 to 100,000,000 shares (the “Capital Increase”).

Purpose and Effects of the Capital Increase

Of the 10,000,000 shares of Common Stock currently authorized, as of August 3, 2017, 18,008429 shares have been issued.

The Board considers the Capital Increase necessary in order to provide flexibility for potential acquisitions, capital raising and future capital requirements and for use in employee benefit plans, if any. The Company intends to seek to continue to expand its operations which will require additional capital. Such expansion may be accomplished through acquisitions for which the Company may choose to issue equity securities as all or a portion of the purchase price of the acquisition. In addition, the Company may seek to raise additional capital in the future through the issuance of equity securities, such as common stock or securities convertible into common stock.

Once authorized, the additional shares of common stock and/preferred stock may be issued with approval of the Board but without further approval of the stockholders unless stockholder approval is required by applicable law, rule or regulation. Accordingly, this solicitation may be the only opportunity for stockholders to approve these financings, acquisitions, benefit plans and other corporate transactions. A copy of the Charter Amendment is attached as Annex C.

Effective Date

If the proposed Share Increase is approved, the Charter Amendment would become effective when the filing of the certificate of amendment to the Certificate of Incorporation is accepted and recorded by the office of the Secretary of state of the State of Delaware.

Required Vote

Although the Capital Increase Proposal in itself does not need stockholder vote, the Charter Amendment which includes the reverse split will require approval of majority of the outstanding shares of our common stock. Adoption of the Capital Increase proposal is conditioned upon the adoption of the Reverse Split, Acquisition, and Name Change proposals as well as election of all the directors in the Election of Directors proposal.

CCCR’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CCCR’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CAPITAL INCREASE.

185

PROPOSAL 4: APPROVAL OF THE NAME CHANGE

The Company is asking you to approve the Name Change Proposal.

The Name Change

Prior to the execution of the Effective Time, the Company will affect the Name Change.

Our board of directors has adopted resolutions (i) declaring that submitting an amendment to the Company’s Certificate of Incorporation to change the Company’s corporate name to “Wheat Financial Services Group”, and (ii) directing that a proposal to approve the Name Change be submitted to the holders of our common stock for their approval.

If the Acquisition does not occur, an amendment to the Company’s Certificate of Incorporation to affect the Name Change will not be filed with the Delaware Secretary of State, and the Company’s name will not change.

If the amendment to the Company’s Certificate of Incorporation to affect the Name Change is approved by the stockholders, and if the Acquisition is consummated, the First Article of the Company’s Certificate of Incorporation will be amended to read as follows:

“The name of the Corporation is “Wheat Financial Services Group” (the “Corporation”).

The Name Change will become effective upon filing a Certificate of Amendment to the Company’s Certificate of Incorporation, which filing will be made immediately following the closing date of the Acquisition.

Following implementation of the Name Change, stockholders should continue to hold their existing stock certificates representing Common Stock. Stockholders will not be required to tender their stock certificates in exchange for new certificates with the new name. Stockholders should not destroy any stock certificates and should not deliver any stock certificates to the Company’s transfer agent.

Required Vote

Although the Name Change Proposal in itself does not need stockholder vote, the Charter Amendment which includes the reverse split will require approval of majority of the outstanding shares of our common stock. Adoption of the Name Change Proposal is conditioned upon the adoption of the Reverse Split, Acquisition, and Capital Increase proposals as well as election of all the directors in the Election of Directors proposal.

CCCR’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CCCR’S STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE NAME CHANGE.

186

PROPOSAL 5: ELECTION OF DIRECTORS PROPOSAL

The Company is asking you to approve the Election of Directors Proposal.

The nominees listed below have been nominated by the Nominating and Corporate Governance Committee and approved by our Board to stand for election as directors of the Company. Unless such authority is withheld, proxies will be voted for the election of the persons named below, each of whom has been designated as a nominee. If, for any reason, any nominee/director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board may propose.

Name	Age	Position
Darong Huang	36	Chairman of the Board of Directors and Chief Executive Officer
Long Yi	39	Chief Financial Officer and Secretary and Director
Weiliang Jie	29	Director
Teck Chuan Yeo	49	Director
Boling Liu	31	Director

Each of the Director Nominees for director expect for Darong Huang is a current director. See “Management Following the Acquisition” for detailed information on each Director Nominee.

Required Vote

Adoption of the Election of Directors Proposal requires the affirmative vote of a plurality of the shares of Common Stock represented in person or by proxy and entitled to vote in the election of directors at the meeting. Adoption of the Election of Directors Proposal is conditioned upon the adoption of the Acquisition, Reverse Split, Name Change, and Capital Increase proposals.

CCCR’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT CCCR’S STOCKHOLDERS VOTE “FOR” TO ALL OF THE NOMINEES DESCRIBED IN THIS PROPOSAL.

187

PROPOSAL 6: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal allows CCCR’s board of directors to submit a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the consummation of the Acquisitions. In no event will CCCR solicit proxies to adjourn the Special Meeting or consummate the Acquisition beyond the date by which it may properly do so under Delaware law. The purpose of the Adjournment Proposal is to provide more time for the CCCR’s stockholders to make purchases of public shares or other arrangements that would increase the likelihood of obtaining a favorable vote on the Capital Increase Proposal, the Reverse Split Proposal, the Name Change Proposal, the Election of Directors Proposal, and the Acquisition Proposal.

In addition to an adjournment of the Special Meeting upon approval of an Adjournment Proposal, the board of directors of CCCR is empowered under Delaware law to postpone the meeting at any time prior to the meeting being called to order. In such event, CCCR will issue a press release and take such other steps as it believes are necessary and practical in the circumstances to inform its stockholders of the postponement.

Consequences if the Adjournment Proposal is not Approved

If an Adjournment Proposal is presented at the Special Meeting and such proposal is not approved by its stockholders, CCCR’s board of directors may not be able to adjourn the Special Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Special Meeting to approve the consummation of the Acquisition. In such event, the Acquisition would not be completed.

Required Vote

Approval of the proposal to adjourn the Special Meeting, whether or not a quorum is present, requires the affirmative vote of a majority of the votes cast by the holders of shares of CCCR’s common stock entitled to vote. Adoption of the Adjournment Proposal is not conditioned upon the adoption of any of the other proposals.

THE CCCR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE CCCR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOUNRMENT PROPOSAL.

188

OTHER MATTERS

As of the date of this proxy statement, the board of directors of CCCR knows of no matters that will be presented for consideration at the Special Meeting other than as described in this proxy statement. If any other matters properly come before the Special Meeting or any adjournments or postponements of the meeting and are voted upon, the enclosed proxy will confer discretionary authority on the individuals named as proxy to vote the shares represented by the proxy as to any other matters. The individuals named as proxies intend to vote in accordance with their best judgment as to any other matters.

LEGAL MATTERS

The validity of the shares of Sorghum common stock to be issued pursuant to the Acquisition will be passed upon by Travers Thorp Alberga.

EXPERTS

The consolidated financial statements of CCCR set forth herein and also appearing in this proxy statement for the years ended December 31, 2016 and December 31, 2015 have been audited by Marcum Bernstein & Pinchuk LLP, independent registered public accounting firm, as set forth in their report thereon, included therein, and incorporated herein by reference. Such consolidated financial statements and CCCR’s management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2016 are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The consolidated financial statements of Sorghum Investment Holdings Limited as of December 31, 2016 and 2015, 2014 and for each of the three years ended December 31, 2016 appearing in this proxy statement have been audited by Marcum Bernstein & Pinchuk LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

189

FUTURE STOCKHOLDER PROPOSALS

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2017 annual meeting of stockholders, they must deliver a written copy of their proposal no later than [    ]. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Proposals to be submitted for the Annual Meeting

A stockholder may wish to have a proposal presented at the 2018 Annual Meeting, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting. If notice of any such proposal is not received by the Company at its principal executive offices on or before         , 2018, then such proposal shall be deemed “untimely” for purposes of Securities and Exchange Commission Rule 14a-4(c). If the date of our 2018 annual meeting has been changed by more than 30 days from the date of our 2017 Annual Meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials for our 2018 annual meeting.

Mailing Instructions

Proposals should be delivered to China Commercial Credit, Inc., c/o Board of Director Office, No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Jiangsu Province, China. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

190

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. You may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the SEC’s public reference room at the following location: Station Place, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov. In addition, stockholders may obtain free copies of certain documents filed with the SEC by CCCR through the “SEC Filings” section of our website.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

China Commercial Credit, Inc.

No.1 Zhongying Commercial Plaza,

Zhong Ying Road,

Wujiang, Suzhou,

Jiangsu Province, China

MISCELLANEOUS

CCCR has supplied all information relating to CCCR, and Sorghum has supplied, but CCCR has not independently verified, all of the information relating to Sorghum contained in “Summary —The Parties” and “The Acquisition — Parties Involved in the Acquisition.”

You should rely only on the information contained in this proxy statement, the annexes to this proxy statement and the documents we refer to in this proxy statement to vote on the Reverse Split Proposal, the Capital Increase Proposal, the Election of Directors Proposal, the Name Change Proposal, and Acquisition Proposal. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated           , 2017. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date (or as of an earlier date if so indicated in this proxy statement) and the mailing of this proxy statement to stockholders does not create any implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make a proxy solicitation.

191

F-1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Audit Committee of the

Board of Directors and Stockholders of

China Commercial Credit, Inc.

We have audited the accompanying consolidated balance sheets of China Commercial Credit, Inc. (the “Company”) as of December 31, 2016 and 2015, and the related consolidated statements of operations and comprehensive loss, changes in stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of China Commercial Credit, Inc. as of December 31, 2016 and 2015, and the consolidated results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has accumulated deficit that raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Marcum Bernstein & Pinchuk LLP

Shanghai, China
April 6, 2017

SHANGHAI OFFICE • Ste.1006 • JING AN KERRY CENTRE • 1515 WEST NANJING ROAD • SHANGHAI CHINA • 200040 Phone 86.21.6054.5845 • Fax 86.21.5212.5418 • www.marcumbp.com

F-2

CHINA COMMERCIAL CREDIT, INC.

CONSOLIDATED BALANCE SHEETS

	December 31,	December 31,
	2016	2015
ASSETS
Cash	$768,501	$306,401
Restricted cash	9,163	388,361
Notes receivable	107,995	15,404
Loans receivable, net of allowance for loan losses of $51,708,062 and $55,595,653 for December 31, 2016 and 2015, respectively	6,814,919	7,481,067
Investment in direct financing lease, net of allowance for direct financing lease losses of $2,441,663 and $2,857,554 for December 31, 2016 and 2015, respectively	871,159	1,177,442
Interest receivable	11,408	-
Due from a related party	469,418	-
Property and equipment, net	19,969	126,120
Intangible asset	-	4,435
Guarantee paid on behalf of guarantee service customers	11,642,755	14,031,603
Guarantee paid on behalf of related party	196,001	622,807
Other assets	301,324	293,200
Total Assets	$21,212,612	$24,446,840

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Short-term bank loans	$-	$2,618,729
Deposits payable	748,765	1,070,598
Unearned income from financial guarantee services and finance lease services	20,819	61,302
Accrual for financial guarantee services	17,647,477	19,322,557
Other current liabilities	273,447	182,242
Income tax payable	169,226	126,485
Deferred tax liability	139,947	204,266
Total Liabilities	18,999,681	23,586,179

Shareholders' Equity
Series A Preferred Stock (par value $0.001 per share, 1,000,000 shares authorized at December 31, 2016 and 2015, respectively; nil and nil shares issued and outstanding at December 31, 2016 and 2015, respectively)	$-	$-
Series B Preferred Stock (par value $0.001 per share, 5,000,000 shares authorized at December 31, 2016 and 2015, respectively; nil and nil shares issued and outstanding at December 31, 2016 and 2015, respectively)	-	-
Common stock (par value $0.001 per share, 100,000,000 shares authorized; 16,637,679 and 12,390,062 shares issued and outstanding at December 31, 2016 and 2015, respectively)	16,638	12,390
Subscription receivable	(1,062)	(1,062)
Additional paid-in capital	63,124,040	59,698,864
Statutory reserve	5,442,150	5,442,150
Due from a non-controlling shareholder	(1,007,953)	(1,078,300)
Accumulated deficit	(70,234,656)	(68,254,520)
Accumulated other comprehensive income	4,873,774	5,041,139
Total Shareholders’ Equity	2,212,931	860,661
Total Liabilities and Shareholders’ Equity	$21,212,612	$24,446,840

*	All of the VIEs’ assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company’s general assets (Note 1).

See notes to the consolidated financial statements

F-3

CHINA COMMERCIAL CREDIT, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the years Ended December 31,
	2016	2015
Interest income
Interests and fees on loans and direct financing lease	$1,287,518	$2,944,135
Interests on deposits with banks	3,535	37,706
Total interest and fee income	1,291,053	2,981,841

Interest expense
Interest expense on short-term bank loans	(29,588)	(496,753)
Net interest income	1,261,465	2,485,088

Reversal of provision /(Provision) for loan losses	426,475	(41,133,808)
Reversal of provision /(Provision) for direct financing lease losses	239,852	(2,376,122)
Net interest income /(loss) after provision for loan losses and financing lease losses	1,927,792	(41,024,842)

Commissions and fees on financial guarantee services	35,199	127,980
Reversal of provision /(Provision) for financial guarantee services	283,816	(14,939,203)
Commission and fee income /(loss) on guarantee services, net	319,015	(14,811,223)

Net Revenue/(Loss)	2,246,807	(55,836,065)

Non-interest income
Other non-interest income	48,152	33,653
Total non-interest income	48,152	33,653

Non-interest expense
Salaries and employee surcharge	(1,264,944)	(892,240)
Rental expenses	(94,826)	(240,704)
Business taxes and surcharge	(18,542)	(101,376)
Other operating expenses	(2,897,690)	(1,724,757)
Total non-interest expense	(4,276,002)	(2,959,077)

Foreign exchange gain /(loss)	907	(8,077)

Loss Before Income Taxes	(1,980,136)	(58,769,566)
Income tax expense	-	(2,495,148)
Net Loss	(1,980,136)	(61,264,714)

Loss per Share- Basic and Diluted	$(0.136)	$(4.962)
Weighted Average Shares Outstanding-Basic and Diluted	14,571,076	12,345,678

Net Loss	(1,980,136)	(61,264,714)
Other comprehensive loss
Foreign currency translation adjustment	(167,365)	(919,855)
Comprehensive Loss	$(2,147,501)	$(62,184,569)

See notes to the consolidated financial statements

F-4

CHINA COMMERCIAL CREDIT, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY

	Preferred A		Preferred B		Common Stock		Additional Paid-in	Subscription	Statutory	Retained	Due from a non-controlling	Accumulated Other Comprehensive
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	receivable	reserve	earnings	shareholder	income	Total

Balance as of December 31, 2014	-	$-	-	$-	12,255,062	$12,255	$59,458,797	$(1,062)	$5,442,150	$(6,989,806)	$(1,147,088)	5,960,994	$62,736,240
Issuance of Common Stocks pursuant to two management directors	-	-	-	-	135,000	135	248,265	-	-	-	-	-	248,400
Disposal of Pride Information	-	-	-	-	-	-	(8,198)	-	-	-	8,198	-	-
Net loss for the year	-	-	-	-	-	-	-	-	-	(61,264,714)	-	-	(61,264,714)
Foreign currency translation loss	-	-	-	-	-	-	-	-	-	-	60,590	(919,855)	(859,265)
Balance as of December 31, 2015	-	$-	-	$-	12,390,062	$12,390	$59,698,864	$(1,062)	$5,442,150	$(68,254,520)	$(1,078,300)	5,041,139	$860,661
											-
Issuance of Common Stocks pursuant to three directors	-	-	-	-	371,000	371	213,250	-	-	-	-	-	213,621
Issuance of Common Stocks pursuant to two consultants	-	-	-	-	1,437,592	1,438	1,749,365	-	-	-	-	-	1,750,803
Issuance of Common Stocks pursuant to a private placement	-	-	-	-	2,439,025	2,439	997,561	-	-	-	-	-	1,000,000
Share settlement against legal proceedings (note 18)	-	-	-	-	-	-	465,000	-	-	-	-	-	465,000
Net loss for the year	-	-	-	-	-	-	-	-	-	(1,980,136)	-	-	(1,980,136)
Foreign currency translation loss	-	-	-	-	-	-	-	-	-	-	70,347	(167,365)	(97,018)
Balance as of December 31, 2016	-	$-	-	$-	16,637,679	$16,638	$63,124,040	$(1,062)	$5,442,150	$(70,234,656)	$(1,007,953)	$4,873,774	$2,212,931

See notes to the consolidated financial statements

F-5

CHINA COMMERCIAL CREDIT, INC.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the years Ended December 31,
	2016	2015
Cash Flows from Operating Activities:
Net loss	$(1,980,136)	$(61,264,714)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	59,208	126,849
(Reversal of provision) /Provision for loan losses	(426,475)	41,133,808
(Reversal of provision)/ Provision for direct financing lease losses	(239,852)	2,376,122
(Reversal of provision)/ Provision for financial guarantee services	(283,816)	14,939,203
Deferred tax (credit)/expense	(53,301)	599,267
Income from disposal of property and equipment	(48,945)	(14,585)
Loss from disposal of property and equipment	87,867	-
Restricted shares issued to executive officers and professional services	1,964,424	248,400
Provision for settlement expenses against legal proceedings	465,000	-
Changes in operating assets and liabilities:
Interest receivable	(11,924)	536,377
Other assets	(28,485)	37,711
Unearned income from guarantee services and finance lease services	(38,134)	(116,340)
Other current liabilities	97,577	(3,630)
Income tax payable	53,301	1,867,138
Net Cash (Used in) /Provided by Operating Activities	(383,691)	465,606

Cash Flows from Investing Activities:
Originated loans disbursement to third parties	(1,986,725)	(17,855,764)
Loans collection from third parties	2,501,518	25,860,398
Payment of loans on behalf of guarantees	(224,557)	(6,816,408)
Collection from guarantees for loan paid on behalf of customers	2,018,889	336,245
Collection of principal of finance lease, in installments	479,704	446,412
Deposit released from banks for financial guarantee services	372,171	1,885,805
Deposit paid to banks for financial guarantee services	(265,687)	(333,636)
Purchases of property and equipment and intangible asset	(47,877)	(112,308)
Disposal of property and equipment	55,640	18,383
Short-term loan paid to a related party	(490,661)	-
Net Cash Provided by Investing Activities	2,412,415	3,429,127

Cash Flows From Financing Activities:
Cash raised in private placement	1,000,000	-
Proceeds from short-term bank borrowings	-	4,655,792
Repayment of short-term bank borrowings	(2,600,832)	(13,164,655)
Net Cash Used in Financing Activities	(1,600,832)	(8,508,863)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	34,208	(71,442)

Net Increase/(Decrease) In Cash and Cash Equivalents	462,100	(4,685,572)
Cash and Cash Equivalents at Beginning of Year	306,401	4,991,973
Cash and Cash Equivalents at End of Year	$768,501	$306,401

Supplemental Cash Flow Information
Cash paid for interest expense	$30,057	$476,635
Cash paid for income tax	$-	$3,388

See notes to the consolidated financial statements

F-6

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

China Commercial Credit, Inc. (“CCC” or “the Company”) is a holding company that was incorporated under the laws of the State of Delaware on December 19, 2011.

Wujiang Luxiang Rural Microcredit Co., Ltd (“Wujiang Luxiang”) is a company established under the laws of the PRC on October 21, 2008 and its shareholders consist of 11 companies established under the laws of the People's Republic of China (“PRC”) and 1 PRC individual, Mr. Qin Huichun, the Company's former CEO (collectively, the "Wujiang Luxiang Shareholders"). The Company is a microcredit company primarily engaged in providing direct loans and financial guarantee services to small-to-medium sized enterprises (“SMEs”), farmers and individuals in Wujiang City, Jiangsu Province, PRC.

On August 7, 2012, CCC entered into certain share exchange agreements with 16 PRC individuals, each of whom is the sole shareholder of a British Virgin Island company (collectively “16 BVI entities”). These 16 PRC individuals represent the ultimate owners of the Wujiang Luxiang Shareholders.

Upon completion of the share exchange, the 16 PRC individuals, through their respective BVI entities, acquired 7,270,920 shares of Common Stock, par value $0.001 per share (the "Common Stock") of CCC in exchange for their agreement to cause the Wujiang Luxiang Shareholders to enter into the Variable Interest Entity (the “VIE”) Agreements. As a result of the share exchange, the 16 BVI entities became CCC shareholders, who collectively owned approximately 90% of CCC’s total issued and outstanding shares of Common Stock at the time of the share exchange.

Since at the time of the share exchange neither CCC nor the 16 BVI entities had any operations and only a minor amount of net assets, the share exchange shall be considered as a capital transaction in substance, rather than a business combination.

The share exchange is recorded as a “reverse recapitalization” equivalent to the issuance of stocks to the 16 BVI entities for the net monetary assets of CCC. The accounting for the transaction is identical to a reverse acquisition, except that no good will is recorded.

Management of the Company looked through the 16 BVI entities and treated the share exchange as a reverse merger between CCC and Wujiang Luxiang for accounting purposes, even though the share exchange was between CCC and the 16 BVI entities, because of the following reasons: (i) neither CCC nor the 16 BVI entities had any operations and only a minor amount of net assets; (ii) the 16 PRC individual, who are the owners of the 16 BVI entities, are the ultimate owners of Wujiang Luxiang, and (iii) the sole purpose of the share exchange was to issue approximately 90% of pre-public offering CCC shares to the ultimate owners of Wujiang Luxiang Shareholders.

VIE AGREEMENTS WITH WUJIANG LUXIANG

Subsequent to the share exchange, on September 26, 2012, the Company through its indirectly wholly owned subsidiary, Wujiang Luxiang Information Technology Consulting Co. Ltd. (“WFOE”), entered into a series of VIE Agreements with Wujiang Luxiang and the Wujiang Luxiang Shareholders. The purpose of the VIE Agreements is solely to give WFOE the exclusive control over Wujiang Luxiang’s management and operations.

The significant terms of the VIE Agreements are summarized below:

Exclusive Business Cooperation Agreement

Pursuant to the Exclusive Business Cooperation Agreement between Wujiang Luxiang and WFOE, WFOE provides Wujiang Luxiang with technical support, consulting services and other management services relating to its day-to-day business operations and management, on an exclusive basis, utilizing its advantages in technology, human resources, and information. Additionally, Wujiang Luxiang grants an irrevocable and exclusive option to WFOE to purchase from Wujiang Luxiang any or all of its assets at the lowest purchase price permitted under PRC laws. For services rendered to Wujiang Luxiang by WFOE under the Agreement, the service fee Wujiang Luxiang is obligated to pay shall be calculated based on the time of services rendered multiplied by the corresponding rate, which is approximately equal to the net income of Wujiang Luxiang.

The Exclusive Business Cooperation Agreement shall remain in effect for ten years unless it is terminated by WFOE with 30-day prior notice. Wujiang Luxiang does not have the right to terminate the agreement unilaterally. WFOE may unilaterally extend the term of this agreement with prior written notice.

F-7

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES (CONTINUED)

Share Pledge Agreement

Under the Share Pledge Agreement between the Wujiang Luxiang Shareholders and WFOE, the 12 Wujiang Luxiang Shareholders pledged all of their equity interests in Wujiang Luxiang to WFOE to guarantee the performance of Wujiang Luxiang’s obligations under the Exclusive Business Cooperation Agreement. Under the terms of the agreement, in the event that Wujiang Luxiang or its shareholders breach their respective contractual obligations under the Exclusive Business Cooperation Agreement, WFOE, as pledgee, will be entitled to certain rights, including, but not limited to, the right to collect dividends generated by the pledged equity interests. The Wujiang Luxiang Shareholders also agreed that upon occurrence of any event of default, as set forth in the Share Pledge Agreement, WFOE is entitled to dispose of the pledged equity interest in accordance with applicable PRC laws. The Wujiang Luxiang Shareholders further agree not to dispose of the pledged equity interests or take any actions that would prejudice WFOE’s interest.

Exclusive Option Agreement

Under the Exclusive Option Agreement, the Wujiang Luxiang Shareholders irrevocably granted WFOE (or its designee) an exclusive option to purchase, to the extent permitted under PRC law, once or at multiple times, at any time, part or all of their equity interests in Wujiang Luxiang. The option price is equal to the capital paid in by the Wujiang Luxiang Shareholders subject to any appraisal or restrictions required by applicable PRC laws and regulations.

Power of Attorney

Under the Power of Attorney, the Wujiang Luxiang Shareholders authorize WFOE to act on their behalf as their exclusive agent and attorney with respect to all rights as shareholders, including but not limited to: (a) attending shareholders' meetings; (b) exercising all the shareholder's rights, including voting, that shareholders are entitled to under the laws of China and the Articles of Association, including but not limited to the sale or transfer or pledge or disposition of shares in part or in whole; and (c) designating and appointing on behalf of shareholders the legal representative, the executive director, supervisor, the chief executive officer and other senior management members of Wujiang Luxiang. The Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution, so long as the Wujiang Shareholder is a shareholder of the Company.

Timely Reporting Agreement

To ensure Wujiang Luxiang promptly provides all of the information that WFOE and the Company need to file various reports with the SEC, a Timely Reporting Agreement was entered between Wujiang Luxiang and the Company.

Under the Timely Reporting Agreement, Wujiang Luxiang agrees that it is obligated to make its officers and directors available to the Company and promptly provide all information required by the Company so that the Company can file all necessary SEC and other regulatory reports as required.

INCORPORATION OF PFL

On September 5, 2013, our wholly owned subsidiary, CCC International Investment Holding Ltd. (“CCC HK”), established Pride Financial Leasing (Suzhou) Co. Ltd. (“PFL”) in Jiangsu Province, China. PFL was expected to offer financial leasing of machinery and equipment, transportation vehicles, and medical devices to municipal government agencies, hospitals and SMEs in Jiangsu Province and beyond. As of December 31, 2016, PFL had two finance lease transactions.

F-8

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES (CONTINUED)

VIE AGREEMENTS WITH PRIDE INFORMATION

On February 19, 2014, WFOE entered into certain contractual arrangements with Mr. Huichun Qin and Pride Information Technology Co. Ltd. (“Pride Information”), a domestic entity established on February 19, 2014 and 100% owned by Mr. Qin. Pursuant to these contractual arrangements, WFOE shall have the power, rights and obligations equivalent in all material respects to those it would possess as the sole equity holder of Pride Information, including absolute control rights and the rights to the assets, property and revenue of Pride Information and as a result, approximately 100% of the net income of Pride Information will be paid as a service fee to WFOE.

The contractual arrangements between WFOE, Pride Information and its sole shareholder, Mr. Huichun Qin, have substantially the same terms as those between WFOE, Wujiang Luxiang and its shareholders.

On April 11, 2015, WFOE delivered a notice of termination to Pride Information. As a result, the contractual arrangements between WFOE, Pride Information and Mr. Qin were terminated effective on May 11, 2015 and WFOE no longer controls Pride Information.

Completion of the Internal Review

Based on the Chief Financial Officer’s review of the books and records of the Company, the Company has made a preliminary determination that following the close of the fiscal quarter ended June 30, 2014, RMB 7 million (approximately $1.1 million) was transferred (the “Transfer at Issue”) from the bank account of WFOE, without authorization to the personal account of a former executive officer of the Company, who was still an executive officer at the time of the transfer. The funds were supposed to be used for the purpose of increasing the registered capital account of Wujiang Luxiang. The Company has sought return of the funds but to date has not recovered them. The Company’s Board of Directors explored all means, including legal avenues, to recover the funds and had formed a Special Committee to undertake an internal review of the circumstances surrounding the transfer.

On January 26, 2015, the Special Committee notified the Board of Directors that the internal review surrounding the Transfer at Issue was completed. The internal review confirmed that Mr. Qin transferred RMB 7 million (approximately $1.1 million) from WFOE’s bank account to his personal bank account. The internal review team was unable to interview Mr. Qin. The missing funds have not yet been recovered and the Company has engaged local PRC counsel to assist in the matter.

During the internal review, the independent counsel examined whether other transfers had occurred that were similar to the Transfer at Issue, in that the Company’s funds were transferred to a related party in a manner that was not consistent with the Company’s corporate governance and internal control procedures. The independent counsel identified four transfers made by Mr. Qin that were not consistent with the Company’s corporate governance and internal control procedures. With respect to the first three transfers, all funds were either returned to the Company or applied to the Company’s business. With respect to the fourth transfer, the funds were used to increase the registered capital of Wujiang Luxiang, a variable interest entity the Company controls via a series of contractual arrangements, as intended and reflected in an application made to the PRC government for such increase of registered capital.

The internal review indicated that the Company’s control deficiencies contributed to the Transfer at Issue. The internal review also found that, since the discovery of the Transfer at Issue, the Company has taken various steps to improve its internal controls and procedures, including implementing a new fund transfer approval policy and procedures and new standards of credit risk assessment which are carried out by the newly formed Loan Review Committee. The internal review conducted by independent counsel engaged by the Special Committee of the Board of Directors observed that such new controls and procedures appear to be much more thorough and comprehensive.

F-9

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

2.	GOING CONCERN

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably, to generate cash flows from operations, and to pursue financing arrangements to support its working capital requirements.

In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present a fair statement of the Company’s financial position as of December 31, 2016, its results of operations for the years ended December 31, 2016 and 2015, and its cash flows for the years ended December 31, 2016 and 2015, as applicable, have been made. The results of operations are not necessarily indicative of the operating results for the full fiscal year or any future periods.

The consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably, to generate cash flows from operations, and to pursue financing arrangements to support its working capital requirements.

The Company has suffered an accumulated deficit of US$70,234,656 as of December 31, 2016. In addition, the Company had working capital (total consolidated current assets exceeding total consolidated current liabilities) of US$2,332,909, as of December 31, 2016. As of December 31, 2016, the Company had cash and cash equivalents of US$768,501, and total short-term borrowings of US$ nil.

These and other factors disclosed in this annual report raise substantial doubt as to the Company’s ability to continue as a going concern within one year from the date of this filing. Management believes that it has developed a liquidity plan, as summarized below, that, if executed successfully, will provide sufficient liquidity to meet the Company obligations for a reasonable period of time.

●	Financial Support

The Company is actively seeking other strategic investors with experience in lending business. If necessary, the shareholders of Wujiang Luxiang will contribute more capital into Wujiang Luxiang. On June 8, 2016, the Company closed a private placement with a third-party individual investor to issue 2,439,025 common shares, at a per share price of US$0.41, and raised US$1,000,000 from therefrom. This transaction was at arm’s length. The shares shall be authorized for listing on the NASDAQ capital market, and the net proceeds of the sale of the shares shall be used by the Company for working capital and general corporate purpose. These issued and outstanding shares are deemed a permanent equity of the Company.

●	Improvement in Working Capital Management

In order to meet the capital needs for our continued operations, we continue to use our best effort to improve our collection of loan receivable and interest receivable. We engaged four law firms, Jiangsu Zhenyuzhen Law Firm, Jiangsu Tianbian Law Firm, Jiangsu Mingren Law Firm and He-Partners Law Firm to represent us in the legal proceedings against the borrowers and their counter guarantors. Among them, He-Partners Law Firm, is one of the largest law firms in Suzhou City.

While management believes that the measures in the liquidity plan will be adequate to satisfy its liquidity and cash flow requirements for the twelve months after the financial statements are available to be issued, there is no assurance that the liquidity plan will be successfully implemented. Failure to successfully implement the liquidity plan will have a material adverse effect on the Company’s business, results of operations and financial position, and may materially adversely affect its ability to continue as a going concern.

All significant inter-company accounts and transactions have been eliminated in consolidation.

F-10

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Basis of presentation and principle of consolidation

The accompanying consolidated financial statements of CCC and its subsidiaries and VIEs have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

All significant inter-company accounts and transactions have been eliminated in consolidation.

(b) Operating segments

Accounting Standard Codification (“ASC”)  280, Segment Reporting requires companies to report financial and descriptive information about their reportable operating segments, including segment profit or loss, certain specific revenue and expense items, and segment assets. The Company has no reportable segments. All of the Company's activities are interrelated, and each activity is dependent and assessed based on how each of the activities of the Company supports the others. For example, lending is dependent upon the ability of the Company to fund itself with registered capital and other borrowings and manage interest rate and credit risk.

The Company has only one reportable segment, which is to provide financial services in the PRC domestic market, primarily in Wujiang City, Jiangsu Province. The Company’s chief operating decision-maker (“CODM”) has been identified as the Chief Executive Officer, who reviews operating results to make decisions about allocating resources and assessing performance for both the direct lending and guarantee business and the anticipated financial leasing business. The Company’s net revenues are all generated from customers in the PRC. Hence, the Company operates and manages its business without segments. For the years ended December 31, 2016 and 2015, there was no one customer that accounted for more than 10% of the Company's revenue.

(c) Cash

Cash consists of bank deposits with original maturities of three months or less, which are unrestricted as to withdrawal and use. The Company maintains accounts at banks and has not experienced any losses from such concentrations.

(d) Restricted cash

Restricted cash represents cash pledged with banks as guarantor deposit for the guarantee business customers. The banks providing loans to the Company’s guarantee service customers generally require the Company, as the guarantor of the loans, to pledge a cash deposit of 10% to 20% of the guaranteed amount to an escrow account and is restricted from use. The deposits are released after the guaranteed bank loans are paid off and the Company’s guarantee obligation expires which is usually within 12 months.

(e) Loans receivable, net

Loans receivable primarily represent loan amount due from customers. The management has the intent and ability to hold such receivable for the foreseeable future or until maturity or payoff. Loans receivable are recorded at unpaid principal balances, net of allowance for loan losses that reflects the Company’s best estimate of the amounts that will not be collected. Loan origination and commitment fees and certain direct loan origination costs collected from customers are directly recorded in current year interests and fees on loans. The loans receivable portfolio consists of corporate loans and personal loans (Note 7). The Company does not charge loan origination and commitment fees.

(f) Allowance for loan losses

The allowance for loan losses is increased by charges to income and decreased by charge offs (net of recoveries). Recoveries represent subsequent collection of amounts previously charged-off. The increase in allowance for loan losses is the netting effect of “reversal” and “provision” for both business and personal loans. If the ending balance of the allowance for loan losses after any charge offs (net of recoveries) is less than the beginning balance, it will be recorded as a “reversal”; if it is larger, it will be recorded as a “provision” in the allowance for loan loss. The netting amount of the “reversal” and the “provision” is presented in the consolidated statements of operations and comprehensive income (loss).

The Company recognizes a charge-off when management determines that full repayment of a loan is not probable. The primary factor in making that determination is the potential outcome of a lawsuit against the delinquent debtor. The Company will recognize a charge-off when the Company loses contact with the delinquent borrower for more than six months or when the court rules against the Company to seize the collateral asset of the delinquent debt from either the guarantor or borrower.

The allowance for loan losses is maintained at a level believed to be reasonable by management to absorb probable losses inherent in the portfolio as of each balance sheet date. The allowance is based on factors such as the size and current risk characteristics of the portfolio, an assessment of individual loan and actual loss, delinquency, and/or risk rating record within the portfolio (Note 7). The Company evaluates its allowance for loan losses on a quarterly basis or more often as necessary.

F-11

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(g) Interest receivable

Interest on loans receivable is accrued and credited to income as earned. The Company determines a loan past due status by the number of days that have elapsed since a borrower has failed to make a contractual loan payment. Accrual of interest is generally discontinued when either (i) reasonable doubt exists as to the full, timely collection of interest or principal or (ii) when a loan becomes past due by more than 90 days. Additionally, any previously accrued but uncollected interest is reversed. Subsequent recognition of income occurs only to the extent payment is received, subject to management’s assessment of the collectability of the remaining interest and principal. Loans are generally restored to an accrual status when it is no longer delinquent and collectability of interest and principal is no longer in doubt and past due interest is recognized at that time.

The interest reversed due to the above reason was US$2,604,172 and US$2,593,611 as of December 31, 2016 and 2015, respectively.

(h) Property and equipment

The property and equipment are stated at cost less accumulated depreciation. The depreciation is computed on a straight-line method over the estimated useful lives of the assets with 5% salvage value. Estimated useful lives of property and equipment are stated in Note 13.

The Company eliminates the cost and related accumulated depreciation of assets sold or otherwise retired from the accounts and includes any gain or loss in the statement of income. The Company charges maintenance, repairs and minor renewals directly to expenses as incurred; major additions and betterment to equipment are capitalized.

(i) Impairment of long-lived assets

The Company applies the provisions of ASC No. 360 Sub topic 10, "Impairment or Disposal of Long-Lived Assets"(ASC 360- 10) issued by the Financial Accounting Standards Board ("FASB"). ASC 360-10 requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value.

The Company tests long-lived assets, including property and equipment and finite lived intangible assets, for impairment at least annually or more frequently upon the occurrence of an event or when circumstances indicate that the net carrying amount is greater than its fair value. Assets are grouped and evaluated at the lowest level for their identifiable cash flows that are largely independent of the cash flows of other groups of assets. The Company considers historical performance and future estimated results in its evaluation of potential impairment and then compares the carrying amount of the asset to the future estimated cash flows expected to result from the use of the asset. If the carrying amount of the asset exceeds estimated expected undiscounted future cash flows, the Company measures the amount of impairment by comparing the carrying amount of the asset to its fair value. The estimation of fair value is generally measured by discounting expected future cash flows as the rate the Company utilizes to evaluate potential investments. The Company estimates fair value based on the information available in making whatever estimates, judgments and projections are considered necessary. There were no impairment losses in the years ended December 31, 2016 and 2015.

F-12

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(j) Fair values of financial instruments

ASC Topic 825, Financial Instruments (“Topic 825”) requires disclosure of fair value information of financial instruments, whether or not recognized in the balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instruments. Topic 825 excludes certain financial instruments and all nonfinancial assets and liabilities from its disclosure requirements. Accordingly, the aggregate fair value amounts do not represent the underlying value of the Company.

Level 1	inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets

Level 2	inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the assets or liability, either directly or indirectly, for substantially the full term of the financial instruments

Level 3	inputs to the valuation methodology are unobservable and significant to the fair value.

As of December 31, 2016 and 2015, financial instruments of the Company primarily comprise of cash, restricted cash, notes receivable, loan receivables, other receivable, short-term bank loans and deposits payable, which were carried at cost on the consolidated balance sheets, and carrying amounts approximated their fair values because of their generally short maturities.

(k) Foreign currency translation and transaction

The reporting currency of the Company is United States Dollars (“US$”), which is also the Company’s functional currency. The PRC subsidiaries and VIEs maintain their books and records in its local currency, the Renminbi Yuan (“RMB”), which is their functional currencies as being the primary currency of the economic environment in which these entities operate.

For financial reporting purposes, the financial statements of the Company prepared using RMB, are translated into the Company’s reporting currency, United States Dollars, at the exchange rates quoted by www.oanda.com. Assets and liabilities are translated using the exchange rate at each balance sheet date. Revenue and expenses are translated using average rates prevailing during each reporting period, and shareholders’ equity is translated at historical exchange rates. Adjustments resulting from the translation are recorded as a separate component of accumulated other comprehensive income in shareholders’ equity.

	December 31, 2016	December 31, 2015
Balance sheet items, except for equity accounts	6.9448	6.4917

	For the years ended December 31,
	2016	2015
Items in the statements of operations and comprehensive loss, and statements of cash flows	6.6441	6.2288

Transactions denominated in currencies other than the functional currency are translated into prevailing functional currency at the exchange rates prevailing at the dates of the transactions. The resulting exchange differences are included in the consolidated statements of comprehensive loss.

(l) Use of estimates

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. On an ongoing basis, management reviews these estimates using the currently available information. Changes in facts and circumstances may cause the Company to revise its estimates. Significant accounting estimates reflected in the financial statements include: (i) the allowance for doubtful debts; (ii) estimates of losses on unexpired loan contracts and guarantee service contracts; (iii) accrual of estimated liabilities; (iv) useful lives of long-lived assets; (v) the impairment of long-lived assets; (vi) the valuation allowance of deferred tax assets; and (vii) contingencies and litigation.

F-13

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(m) Revenue recognition

Revenue is recognized when there are probable economic benefits to the Company and when the revenue can be measured reliably, on the following:

●	Interest income on loans. Interest on loan receivables is accrued monthly in accordance with their contractual terms and recorded in accrued interest receivable. The Company does not charge prepayment penalty from customers. Additionally, any previously accrued but uncollected interest is discontinued of accrual and reversed, when either (i) reasonable doubt exists as to the full, timely collection of interest or principal or (ii) when a loan becomes past due by more than 90 days.

●	Commission on guarantee service. The Company receives the commissions from guarantee services in full at inception and records as unearned income before amortizing it throughout the period of guarantee.

●	Income on direct financing lease. The financing agreements are classified as direct financing lease as prescribed by the Financial Accounting Standards Board ("FASB Codification"). Revenues representing the capitalized costs of the investment are recognized as income upon inception of the leases. The portion of revenues representing the difference between the gross investment in the lease (the sum of the minimum lease payments and the guaranteed residual value, if any) and the sum of the present value of the two components is recorded as unearned income and amortized over the lease term

Taxes assessed by governmental authorities that are directly imposed on revenue-producing transactions between the Company and its customers (which may include, but are not limited to, sales, use, value added and some exercise taxes) are excluded from revenues.

Lessees are responsible for all taxes, insurance and maintenance costs.

●	Non-interest income. Non-interest income mainly includes rental income from the sub-leasing of certain of the Company’s leased office space to third parties and income from disposal of property and equipment

(n) Financial guarantee service contract

Financial guarantee service contracts provide a guarantee which protects the holder of a debt obligation against default. Pursuant to such guarantee, the Company makes payments if the obligor responsible for making payments fails to do so as scheduled.

The contract amounts reflect the extent of involvement the Company has in the guarantee transaction and also represent the Company’s maximum exposure to credit loss in its guarantee business.

F-14

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(n) Financial guarantee service contract (continued)

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. Financial instruments representing credit risk are as follows:

	December 31, 2016	December 31, 2015
Guarantee	$10,893,089	$11,653,342

A provision for possible loss to be absorbed by the Company for the financial guarantee it provides is recorded as an accrued liability when the guarantees are made and recorded as “Accrual for financial guarantee services” on the consolidated balance sheets. This liability represents probable losses and is increased or decreased by accruing a “Reversal of provision /(Provision) for financial guarantee services” against the income of commissions and fees on guarantee services reserve.

This is done throughout the life of the guarantee, as necessary when additional relevant information becomes available. The methodology used to estimate the liability for possible guarantee loss considers the guarantee contract amount and a variety of factors, which include, depending on the counterparty, latest financial position and performance of the borrowers, actual defaults, estimated future defaults, historical loss experience, estimated value of collaterals or guarantees the customers or third parties offered, and other economic conditions such as the economy trend of the area and the country. The estimates are based upon currently available information.

Based on the past experience and expected customer default status of financial guarantee services, the Company estimates the probable loss for immature financial guarantee services to be approximately 55% and 50% of contract amount as of December 31, 2016 and 2015, and made a provision of US$6,005,609 and US$5,691,253 as of these two reporting dates, respectively, for possible credit risk of its guarantees. In addition, the Company accrued specific provisions for repayment on behalf of guarantee customers who defaulted on their loans, in the amount of US$11,641,868 and US$13,631,304 as of December 31, 2016 and 2015, respectively. The total accrual for financial guarantee services amounted to US$17,647,477 and US$19,322,557 as of December 31, 2016 and 2015, respectively. The Company reviews the provision on a quarterly basis.

The Company reversed provision of US$283,816 and provided provision of US$14,939,203 for the years ended December 31, 2016 and 2015, respectively.

As of December 31, 2016 and 2015, the management charged off specific provision for two and one customer in the amount of US$142,966 and US$262,422, considering remote collectability from the customers.

(o) Non-interest expenses

Non-interest expenses primarily consist of salary and benefits for employees, traveling cost, entertainment expenses, depreciation of equipment, office rental expenses, professional service fee, office supplies, etc.

(p) Income tax

Current income tax expenses are provided for in accordance with the laws of the relevant taxing authorities. As part of the process of preparing financial statements, the Company is required to estimate its income taxes in each of the jurisdictions in which it operates. The Company accounts for income taxes using the liability approach. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the financial statements at each year-end and tax loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates applicable for the differences that are expected to affect taxable income.

(q) Comprehensive loss

Comprehensive income includes net income and foreign currency adjustments. Comprehensive income is reported in the statements of operations and comprehensive income.

Accumulated other comprehensive income, as presented on the balance sheets are the cumulative foreign currency translation adjustments.

F-15

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(r) Share-based awards

Share-based awards granted to the Company's employees are measured at fair value on grant date and share-based compensation expense is recognized (i) immediately at the grant date if no vesting conditions are required, or (ii) using the accelerated attribution method, net of estimated forfeitures, over the requisite service period. The fair value of restricted shares is determined with reference to the fair value of the underlying shares.

At each date of measurement, the Company reviews internal and external sources of information to assist in the estimation of various attributes to determine the fair value of the share-based awards granted by the Company, including but not limited to the fair value of the underlying shares, expected life, expected volatility and expected forfeiture rates. The Company is required to consider many factors and make certain assumptions during this assessment. If any of the assumptions used to determine the fair value of the share-based awards changes significantly, share-based compensation expense may differ materially in the future from that recorded in the current reporting period.

(s) Operating leases

The Company leases its principal office under a lease agreement that qualifies as an operating lease. The Company records the rental under the lease agreement in the operating expense when incurred.

(t) Commitments and contingencies

In the normal course of business, the Company is subject to loss contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters, including, among others, government investigations and tax matters. In accordance with ASC No. 450 Sub topic 20, “Loss Contingencies”, the Company records accruals for such loss contingencies when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated.

(u) Recently issued accounting standards

In January 2017, the FASB issued ASU No. 2017-04, Intangibles-Goodwill and Other (Topic 350): Simplifying the Test for Goodwill Impairment. The amended guidance simplifies the subsequent measurement of goodwill by eliminating Step 2 from the goodwill impairment test. Under the amended guidance, we will perform our annual or interim goodwill impairment test by comparing the fair value of a reporting unit with its carrying value, and an impairment charge is recognized for the amount by which the carrying value exceeds the reporting unit’s fair value, not to exceed the total amount of goodwill allocated to that reporting unit. This guidance is effective for annual or any interim goodwill impairment tests in fiscal years beginning after December 15, 2021, with early adoption permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. We are currently evaluating the impact and timing adopting this guidance will have on the consolidated financial statements.

In November 2016, the FASB issued ASU 2016-18, "Statement of Cash Flows (Topic 230): Restricted Cash." ASU 2016-18 requires that a statement of cash flows explain the change during the period in the total cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning and ending balances shown on the statement of cash flows. The guidance is effective for the Company in the first quarter of 2019 and early adoption is permitted. ASU 2016-18 must be applied retrospectively to all periods presented. The Company is currently evaluating what impact the adoption of this update will have on our consolidated statements of cash flows.

In August 2016, the FASB issued ASU 2016-15, "Classification of Certain Cash Receipts and Cash Payments (Topic 230)". ASU 2016-15 adds and clarifies guidance on the classification of certain cash receipts and payments in the statement of cash flows, reducing the existing diversity in practice that has resulted from the lack of consistent principles on this topic. ASU 2016-15 is effective for the Company beginning January 1, 2018. Early adoption is permitted. The Company is currently evaluating the impact adopting this guidance will have on classifications in its consolidated statements of cash flows.

In June 2016, the FASB issued new accounting guidance for recognition of credit losses on financial instruments, which is effective January 1, 2020, with early adoption permitted on January 1, 2019. The guidance introduces a new credit reserving model known as the Current Expected Credit Loss (CECL) model, which is based on expected losses, and differs significantly from the incurred loss approach used today. The CECL model requires measurement of expected credit losses not only based on historical experience and current conditions, but also by including reasonable and supportable forecasts incorporating forward-looking information and will likely result in earlier recognition of credit reserves. Credco does not intend to adopt the new standard early and is currently evaluating the impact the new guidance will have on its financial position, results of operations and cash flows; however, it is expected that the new CECL model will alter the assumptions used in calculating credit losses on Card Member receivables and loans, among other financial instruments, and may result in material changes to Credco’s credit reserves.

F-16

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(u) Recently issued accounting standards (continued)

In May 2014, the FASB issued ASU 2014-09, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in ASC Topic 605, “Revenue Recognition” and some cost guidance included in ASC Subtopic 605-35, “Revenue Recognition - Construction-Type and Production-Type Contracts.” The core principle of ASU 2014-09 is that revenue is recognized when the transfer of goods or services to customers occurs in an amount that reflects the consideration to which the Company expects to be entitled in exchange for those goods or services. ASU 2014-09 requires the disclosure of sufficient information to enable readers of the Company’s financial statements to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. ASU 2014-09 also requires disclosure of information regarding significant judgments and changes in judgments, and assets recognized from costs incurred to obtain or fulfill a contract. ASU 2014-09 provides two methods of retrospective application. The first method would require the Company to apply ASU 2014-09 to each prior reporting period presented. The second method would require the Company to retrospectively apply ASU 2014-09 with the cumulative effect recognized at the date of initial application. ASU 2014-09 will be effective for the Company beginning in fiscal 2019 as a result of ASU 2015-14, “Revenue from Contracts with Customers (Topic 606): Deferral of the Effective Date,” which was issued by the FASB in August 2015 and extended the original effective date by one year. The Company is currently evaluating the impact of adopting the available methodologies of ASU 2014-09 and 2015-14 upon its financial statements in future reporting periods. The Company has not yet selected a transition method. The Company is in the process of evaluating the new standard against its existing accounting policies, including the timing of revenue recognition, and its contracts with customers to determine the effect the guidance will have on its financial statements and what changes to systems and controls may be warranted.

In February 2016, the Financial Accounting Standards Board (the "FASB") issued Accounting Standards Update ("ASU") No. 2016-02, Leases (Topic 842). Under the new guidance, lessees will be required recognize the following for all leases (with the exception of short-term leases) at the commencement date: 1) A lease liability, which is a lessee's obligation to make lease payments arising from a lease, measured on a discounted basis; and 2) A right-of-use asset, which is an asset that represents the lessee's right to use, or control the use of, a specified asset for the lease term. The new lease guidance simplified the accounting for sale and leaseback transactions primarily because lessees must recognize lease assets and lease liabilities. Lessees will no longer be provided with a source of off-balance sheet financing. The amendments in this ASU are effective for fiscal years beginning after December 15, 2019, including interim periods within those years. The Company is evaluating this ASU and has not determined the effect of this standard on its ongoing financial reporting.

There have been four new ASUs issued amending certain aspects of ASU 2014-09, ASU 2016-08, “Principal versus Agent Considerations (Reporting Revenue Gross Versus Net),” was issued in March, 2016 to clarify certain aspects of the principal versus agent guidance in ASU 2014-09. In addition, ASU 2016-10, “Identifying Performance Obligations and Licensing,” issued in April 2016, amends other sections of ASU 2014-09 including clarifying guidance related to identifying performance obligations and licensing implementation. ASU 2016-12, “Revenue from Contracts with Customers - Narrow Scope Improvements and Practical Expedients” provides amendments and practical expedients to the guidance in ASU 2014-09 in the areas of assessing collectability, presentation of sales taxes received from customers, noncash consideration, contract modification and clarification of using the full retrospective approach to adopt ASU 2014-09. Finally, ASU 2016-20, “Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers,” was issued in December 2016, and provides elections regarding the disclosures required for remaining performance obligations in certain cases and also makes other technical corrections and improvements to the standard. With its evaluation of the impact of ASU 2014-09, the Company will also consider the impact on its financial statements related to the updated guidance provided by these four new ASUs.

4.	VARIABLE INTEREST ENTITIES AND OTHER CONSOLIDATION MATTERS

On February 19, 2014, WFOE entered into certain contractual arrangements, having substantially the same terms as those of the VIE Agreements with Pride Information and its sole shareholder, Mr. Huichun Qin. These VIE Agreements were terminated on May 11, 2015 and will be accounted for as a deconsolidation. Pride Information did not have any business since its inception. (See Note 1)

As of December 31, 2016, the Company had only one VIE.

The significant terms of the VIE Agreements are summarized in Note 1.

VIEs are entities that have either a total equity investment that is insufficient to permit the entity to finance its activities without additional subordinated financial support, or whose equity investors lack the characteristics of a controlling financial interest, such as through voting rights, the right to receive the expected residual returns of the entity or an obligation to absorb the expected losses of the entity. The variable interest holder, if any, that has a controlling financial interest in a VIE is deemed to be the primary beneficiary and must consolidate the VIE. WFOE is deemed to have a controlling financial interest and be the primary beneficiary of the entities mentioned in Note 1 above, because it has both of the following characteristics:

1.	power to direct activities of a VIE that most significantly impact the entity’s economic performance, and

2.	obligation to absorb losses of the entity that could potentially be significant to the VIE or right to receive benefits from the entity that could potentially be significant to the VIE.

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CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

4.	VARIABLE INTEREST ENTITIES AND OTHER CONSOLIDATION MATTERS (CONTINUED)

In addition, as all of these contractual arrangements are governed by PRC law and provide for the resolution of disputes through either arbitration or litigation in the PRC, they would be interpreted in accordance with PRC law and any disputes would be resolved in accordance with PRC legal procedures. The legal environment in the PRC is not as developed as in other jurisdictions, such as the United States. As a result, uncertainties in the PRC legal system could further limit the Company’s ability to enforce these contractual arrangements. Furthermore, these contracts may not be enforceable in China if PRC government authorities or courts take a view that such contracts contravene PRC laws and regulations or are otherwise not enforceable for public policy reasons. In the event the Company is unable to enforce these contractual arrangements, it may not be able to exert effective control over Wujiang Luxiang and Pride Information and its ability to conduct its business may be materially and adversely affected.

All of the Company’s main current operations are conducted through Wujiang Luxiang and PFL. Current regulations in China permit Wujiang Luxiang and PFL to pay dividends to us only out of its accumulated distributable profits, if any, determined in accordance with their articles of association and PRC accounting standards and regulations. The ability of Wujiang Luxiang and PFL to make dividends and other payments to the Company may be restricted by factors including changes in applicable foreign exchange and other laws and regulations.

The following financial statement amounts and balances of the VIE were included in the audited consolidated financial statements as of December 31, 2016 and 2015 and for the years ended December 31, 2016 and 2015:

	December 31, 2016	December 31, 2015
Total assets	$19,609,945	$22,920,730
Total liabilities	$19,654,760	$23,932,841

	For the years ended December 31,
	2016	2015
Revenue	$1,239,194	$2,741,190
Net income/(loss)	$905,618	$(58,005,789)

All of the Company’s current revenue is generated in RMB. Any future restrictions on currency exchanges may limit our ability to use net revenues generated in RMB to make dividends or other payments in US$ or fund possible business activities outside China.

Foreign currency exchange regulation in China is primarily governed by the following rules:

●	Foreign Exchange Administration Rules (1996), as amended in August 2008, or the Exchange Rules;

●	Administration Rules of the Settlement, Sale and Payment of Foreign Exchange (1996), or the Administration Rules.

Under the Administration Rules, RMB is freely convertible for current account items, including the distribution of dividends, interest payments, trade and service related foreign exchange transactions, but not for capital account items, such as direct investments, loans, repatriation of investments and investments in securities outside of China, unless the prior approval of the State Administration of Foreign Exchange (“SAFE”) is obtained and prior registration with the SAFE is made. Foreign-invested enterprises like WFOE that need foreign currency for the distribution of profits to their shareholders may validate payment from their foreign currency accounts or purchase and pay foreign currencies at the designated foreign exchange banks to their foreign shareholders by producing board resolutions for such profit distribution. Based on their needs, foreign invested enterprises are permitted to open foreign currency settlement accounts for current account receipts and payments of foreign exchange along with specialized accounts for capital account receipts and payments of foreign currency at certain designated foreign exchange banks.

F-18

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5.	RISKS

(a) Credit risk

Credit risk is one of the most significant risks for the Company’s business. Credit risk exposures arise principally in lending activities, finance lease and financial guarantee activities which is an off-balance sheet financial instrument.

Credit risk is controlled by the application of credit approvals, limits and monitoring procedures. The Company manages credit risk through in-house research and analysis of the Chinese economy and the underlying obligors and transaction structures. To minimize credit risk, the Company requires collateral in the form of rights to cash, securities or property and equipment.

The Company identifies credit risk collectively based on industry, geography and customer type. This information is monitored regularly by management.

1.1 Lending activities

In measuring the credit risk of lending loans to corporate customers, the Company mainly reflects the “probability of default” by the customer on its contractual obligations and considers the current financial position of the customer and the exposures to the customer and its likely future development. For individual customers, the Company uses standard approval procedures to manage credit risk for personal loans.

In addition, the Company calculates the provision amount as below:

1.	General Reserve - is based on total loan receivable balance and to be used to cover unidentified probable loan loss. According to management assessment, the General Reserve is required to be no less than 1% of total loan receivable balance.

2.	Special Reserve - is fund set aside covering losses due to risks related to a particular country, region, industry, company or type of loans. The reserve rate could be decided based on management estimate of loan collectability. The Loan portfolio did not include any loans outside of the PRC.

3.	Specific Reserve – is based on a loan by loan basis covering losses due to risks related to the ability and intension of repayment of each customer. The reserve rate was individually assessed based on management estimate of loan collectability.

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CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

5.	RISKS (CONTINUED)

1.2 Guarantee activities

The off-balance sheet commitments arising from guarantee activities carry similar credit risk to loans and the Company takes a similar approach on risk management.

Off-balance sheet commitments with credit exposures are also assessed and categorized with reference to the Guideline and include additional amounts on a specific basis.

(b) Liquidity risk

The Company is also exposed to liquidity risk which is risk that it is unable to provide sufficient capital resources and liquidity to meet its commitments and business needs. Liquidity risk is controlled by the application of financial position analysis and monitoring procedures. When necessary, the Company will turn to other financial institutions and the owners to obtain short-term funding to meet the liquidity shortage.

(c) Foreign currency risk

A majority of the Company’s operating activities and a significant portion of the Company’s assets and liabilities are denominated in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the Peoples’ Bank of China (“PBOC”) or other authorized financial institutions at exchange rates quoted by PBOC. Approval of foreign currency payments by the PBOC or other regulatory institutions requires submitting a payment application form together with suppliers' invoices and signed contracts. The value of RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market.

(d) Concentration risk

As of December 31, 2016 and 2015, the Company held cash of US$768,501 and US$306,401, respectively, that is uninsured by the government authority.

To limit exposure to credit risk relating to deposits, the Company primarily places cash deposits only with large financial institutions in the PRC with acceptable credit ratings.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC as well as by the general state of the PRC’s economy. The business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

No customer accounted for more than 10% of total loan balance as of December 31, 2016 and 2015.

6.	RESTRICTED CASH

Restricted cash represents cash pledged with banks as the guarantor deposit for the Company's guarantee service customers. The banks providing loans to the Company’s guarantee service customers generally require the Company, as the guarantor of the loans, to pledge a cash deposit usually in the range of 10% to 30% of the guaranteed amount. The deposits are released after the guaranteed bank loans are paid off and the Company’s guarantee obligation expires which is usually within 12 months. However, due to high default rate in the financial guarantee services, the Company narrowed its financial guarantee business from the year ended December 31, 2015. As a result, the Company did not continue guarantor agreements with banks and was not subject to restrictions on deposits in banks. As of December 31, 2016 and 2015, the balances of restricted cash were minimal, amounting to US$0.01 million and US$0.4 million, respectively.

At the same time, the Company requires the guarantee service customers to make a deposit to the Company of the same amount as the deposit the Company pledged to the banks for their loans. The Company recorded the deposit received as “deposits payable” on the audited consolidated balance sheet. The deposit is returned to the customer after the customer repays the bank loan and the Company’s guarantee obligation expires.

F-20

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

7.	LOANS RECEIVABLE, NET

The interest rates on loan issued ranged between 9.6%~ 19.44% and 9.6%~ 19.44% % for the years ended December 31, 2016 and 2015, respectively.

6.1 Loans receivable consist of the following:

	December 31, 2016	December 31, 2015
Business loans	$37,786,657	$40,498,813
Personal loans	20,736,324	22,577,907
Total Loans receivable	58,522,981	63,076,720
Allowance for loan losses
Collectively assessed	(50,481240)	(55,595,653)
Individually assessed	(1,226,822)	-
Allowance for loan losses	(51,708,062)	(55,595,653)
Loans receivable, net	$6,814,919	$7,481,067

The Company originates loans to customers located primarily in Wujiang City, Jiangsu Province. This geographic concentration of credit exposes the Company to a higher degree of risk associated with this economic region.

All loans are short-term loans that the Company has made to either business or individual customers. As of December 31, 2016 and 2015, the Company had 70 and 68 business loan customers, and 41 and 47 personal loan customers, respectively. Most loans are either guaranteed by a third party whose financial strength is assessed by the Company to be sufficient or secured by collateral. Allowance on loan losses are estimated loan by loan on a quarterly basis based on an assessment of specific evidence indicating doubtful collection, historical experience, loan balance aging and prevailing economic conditions.

For the years ended December 31, 2016 and 2015, a reversal of provision of US$426,475 and a provision of US$41,133,808 were charged to the consolidated statement of income, respectively. Write-offs of $11,519 and $7,058,495 against allowances have occurred for the years ended December 31, 2016 and 2015, respectively.

Interest on loans receivable is accrued and credited to income as earned. The Company determines a loan's past due status by the number of days that have elapsed since a borrower has failed to make a contractual loan payment. Accrual of interest is generally discontinued when either (i) reasonable doubt exists as to the full, timely collection of interest or principal or (ii) when a loan becomes past due by more than 90 days.

The following table presents nonaccrual loans with aging over 90 days by classes of loan portfolio as of December 31, 2016 and 2015, respectively:

	December 31, 2016	December 31, 2015

Business loans	$35,885,947	$21,907,409
Personal loans	20,693,126	10,211,501
	$56,579,073	$32,118,910

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CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

7.	LOANS RECEIVABLE, NET (CONTINUED)

7.1 Loans receivable consist of the following: (continued)

The following table represents the aging of loans as of December 31, 2016 by type of loan:

	1-89 Days Past Due	90 - 179 Days Past Due	180 - 365 Days Past Due	Over 1 year Past Due	Total Past Due	Current	Total Loans

Business loans	$-	$10,992,518	$5,585,728	19,307,701	$35,885,947	$1,900,710	$37,786,657
Personal loans	43,198	6,234,908	428,956	14,029,262	20,736,324	-	20,736,324
	$43,198	$17,227,426	$6,014,684	33,336,963	$56,622,271	$1,900,710	$58,522,981

The following table represents the aging of loans as of December 31, 2015 by type of loan:

	1-89 Days Past Due	90 - 179 Days Past Due	180 - 365 Days Past Due	Over 1 year Past Due	Total Past Due	Current	Total Loans

Business loans	$77,021	$4,313,200	$7,555,846	10,038,363	$21,984,430	$18,514,383	$40,498,813
Personal loans	924,257	1,848,514	3,749,403	4,613,583	11,135,758	11,442,149	22,577,907
	$1,001,278	$6,161,714	$11,305,249	14,651,947	$33,120,188	$29,956,532	$63,076,720

7.2 Analysis of loans by credit quality indicator

The following table summarizes the Company’s loan portfolio by credit quality indicator as of December 31, 2016 and 2015, respectively:

F-22

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

7.	LOANS RECEIVABLE, NET (CONTINUED)

7.2 Analysis of loans by credit quality indicator (continued)

Five Categories	December 31, 2016%		December 31, 2015%

Pass	$1,900,710	3.2%	$-	-
Special mention	-	-	-	-
Substandard	-	-	2,695,750	4.3%
Doubtful	9,866,430	16.9%	9,841,658	15.6%
Loss	46,755,841	79.9%	50,539,312	80.1%
Total	$58,522,981	100%	$63,076,720	100%

6.3 Analysis of loans by collateral

The following table summarizes the Company’s loan portfolio by collateral as of December 31, 2016:

	December 31, 2016
	Business Loans	Personal Loans	Total
Guarantee backed loans	$35,557,758	$19,904,043	$55,461,801
Pledged assets backed loans	-	-	-
Collateral backed loans	2,228,899	832,281	3,061,180
	$37,786,657	$20,736,324	$58,522,981

The following table summarizes the Company’s loan portfolio by collateral as of December 31, 2015:

	December 31, 2015
	Business Loans	Personal Loans	Total
Guarantee backed loans	$37,498,183	$21,510,390	$59,008,573
Pledged assets backed loans	-	-	-
Collateral backed loans	3,000,630	1,067,517	4,068,147
	$40,498,813	$22,577,907	$63,076,720

Collateral Backed Loans

A collateral backed loan is a loan in which the borrower puts up an asset under their ownership, possession or control, as collateral for the loan. An asset usually is land use rights, inventory, equipment or buildings. The loan is secured against the collateral and we do not take physical possession of the collateral at the time the loan is made. We will verify ownership of the collateral and then register the collateral with the appropriate government agencies to complete the secured transaction. In the event that the borrower defaults, we can then take possession of the collateral asset and sell it to recover the outstanding balance owed. If the sale proceed of the collateral asset is not sufficient to pay off the debt, we will file a lawsuit against the borrower and seek payment for the remaining balance.

Pledged Asset Backed Loans

Pledged loans are loans with pledged assets. The pledged assets are usually certificates of deposit. Lenders take physical possession of the pledged assets at the time the loan is made and do not need to register them with government agencies to secure the loan. If the borrower defaults, we can sell the assets to recover the outstanding balance owed.

Both collateral loans and pledged loans are considered secured loans. The amount of a loan that lenders provide depends on the value of the collateral pledged. Beginning 2011, the Company does not provide unsecured loans.

Guarantee Backed Loans

A guaranteed loan is a loan guaranteed by a third party who is usually a corporation or high net worth individual. As of December 31, 2016 and 2015, guaranteed loans make up 94.8% and 93.6% of our direct loan portfolio, respectively.

F-23

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8.	ALLOWANCE FOR LOAN LOSSES

The allowance for loan losses is maintained at a level considered adequate to provide for losses that can be reasonably anticipated. Management performs a quarterly evaluation of the adequacy of the allowance. The allowance is based on the Company’s past loan loss history, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. This evaluation is inherently subjective as it requires material estimates that may be susceptible to significant revision as more information becomes available.

The allowance is calculated at portfolio-level since our loans portfolio is typically of smaller balance homogenous loans and is collectively evaluated for impairment. Additionally, the management also reviewed the portfolio on a loan by loan basis and individually evaluated for impairment if any.

For the purpose of calculating portfolio-level reserves, we have grouped our loans into two portfolio segments: Corporate and Personal. The allowance consists of the combination of a quantitative assessment component based on statistical models, a retrospective evaluation of actual loss information to loss forecasts, value of collaterals and could include a qualitative component based on management judgment.

In estimating the probable loss of the loan portfolio, the Company also considers qualitative factors such as current economic conditions and/or events in specific industries and geographical areas, including unemployment levels, trends in real estate values, peer comparisons, and other pertinent factors such as regulatory guidance. Finally, as appropriate, the Company also considers individual borrower circumstances and the condition and fair value of the loan collateral, if any.

In addition, the Company calculates the provision amount as below:

1.	General Reserve - is based on total loan receivable balance and to be used to cover unidentified probable loan loss. The management assessed the General Reserve is required to be no less than 1% of total loan receivable balance.

2.	Special Reserve - is fund set aside covering losses due to risks related to a particular country, region, industry, company or type of loans. The reserve rate could be decided based on management estimate of loan collectability. The Loan portfolio did not include any loans outside of the PRC.

While management uses the best information available to make loan loss allowance evaluations, adjustments to the allowance may be necessary based on changes in economic and other conditions or changes in accounting guidance.

The following tables present the activity in the allowance for loan losses and related recorded investment in loans receivable by classes of the loans individually and collectively evaluated for impairment as of and for the years ended December 31, 2016 and 2015:

	Business Loans	Personal Loans	Total
For the year ended December 31, 2016
Beginning balance	$35,083,738	$20,511,915	$55,595,653
Charge-offs	(11,519)	-	(11,519)
Recoveries	(676,315)	(162,204)	(838,519)
Provisions Foreign exchange gain	230,580 (2,269,531)	347,602 (1,346,204)	578,182 (3,615,735)

Ending balance	32,356,953	19,351,109	51,708,062
Ending balance: individually evaluated for impairment	254,868	971,954	1,226,822
Ending balance: collectively evaluated for impairment	$32,102,085	$18,379,155	$50,481,240

F-24

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

8.	ALLOWANCE FOR LOAN LOSSES (CONTINUED)

	Business Loans	Personal Loans	Total
For the year ended December 31, 2015
Beginning balance	$14,836,650	$9,654,071	$24,490,721
Charge-offs	(6,017,116)	(1,041,379)	(7,058,495)
Recoveries	-	-	-
Provisions	26,264,204	11,899,223	38,163,427
Ending balance	35,083,738	20,511,915	55,595,653
Ending balance: individually evaluated for impairment	-	-	-
Ending balance: collectively evaluated for impairment	$35,083,738	$20,511,915	$55,595,653

The following table presents the classes of the loan portfolio summarized by the aggregate pass rating and the classified ratings of special mention, substandard, doubtful and loss within the Company's internal risk rating system as of December 31, 2016:

	Pass	Special Mention	Substandard	Doubtful	Loss	Total

Business loans	$1,900,710	$-	$-	$7,096,000	$28,789,947	$37,786,657
Personal loans	-	-	-	2,770,430	17,965,894	20,736,324
	$1,900,710	$-	$-	$9,866,430	$46,755,841	$58,522,981

The following table presents the classes of the loan portfolio summarized by the aggregate pass rating and the classified ratings of special mention, substandard, doubtful and loss within the Company's internal risk rating system as of December 31, 2015:

	Pass	Special Mention	Substandard	Doubtful	Loss	Total

Business loans	$-	$-	$2,618,729	$6,103,192	$31,776,892	$40,498,813
Personal loans	-	-	77,021	3,738,466	18,762,420	22,577,907
	$-	$-	$2,695,750	$9,841,658	$50,539,312	$63,076,720

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CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

9.	LOAN IMPAIRMENT

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for corporate and personal loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate or the fair value of the collateral if the loan is collateral dependent.

An allowance for loan losses is established for an impaired loan if its carrying value exceeds its estimated fair value. Currently, estimated fair values of substantially all of the Company’s impaired loans are measured based on the estimated fair value of the loan’s collateral which approximates to the carrying value due to the short term nature of the loans.

Loans with modified terms are classified as troubled debt restructurings if the Company grants such borrowers concessions and it is deemed that those borrowers are experiencing financial difficulty. Concessions granted under a troubled debt restructuring generally involve a temporary below market rate reduction in interest rate or an extension of a loan’s stated maturity date. Non-accrual troubled debt restructurings are restored to accrual status if principal and interest payments, under the modified terms, are current for six consecutive months after modification. Loans classified as troubled debt restructurings are designated as impaired.

Even though the Company allows a one-time loan extension with a period up to the original loan period, which is usually twelve months. Such extension is not considered to be a troubled debt restructuring because the Company does not grant a concession to borrowers. The principal of the loan remains the same and the interest rate is fixed at the current interest rate at the time of extension. Therefore, there were no troubled debt restructurings during the years ended December 31, 2016 and 2015, respectively.

10.	GUARANTEE PAID ON BEHALF OF GUARANTEE CUSTOMERS

	December 31, 2016	December 31, 2015
Guarantee paid on behalf of guarantee service customers	$11,642,755	$14,031,603
Guarantee paid on behalf of a related party	196,001	622,807
Total	$11,838,756	$14,654,410

As of December 31, 2016 and 2015, guarantee paid on behalf of guarantee service customers represents payment made by the Company to banks on behalf of thirty-two and thirty-one of its third-party guarantee service customers who defaulted on their loan repayments to the banks. Guarantee paid on behalf of a related party represents payment made by the Company to banks on behalf of one and one of its related party customer. Management performs an evaluation of the adequacy of the allowance. The allowance is based on the Company’s past loan loss history, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. As of December 31, 2016 and 2015, the Company accrued allowance on the balance in “accrual for financial guarantee services” in the value of US$17,647,477 and US$19,322,557, respectively.

11.	OTHER ASSETS

Other assets as of December 31, 2016 and 2015 consisted of:

	December 31, 2016	December 31, 2015
Other prepaid expense	20,456	30,809
Deposit for court filing fees and legal fees	235,871	222,934
Other receivables	44,997	39,457
	$301,324	$293,200

Deposit for court filing fees and legal fees will be claimed from default customers.

F-26

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

12.	NET INVESTMENT IN DIRECT FINANCING LEASE

On September 25, 2014, PFL entered into a finance lease agreement for the leasing of manufacturing equipment with a total lease receivable of US$2.73 million, with a lease term of 2 years. The lease bears an interest rate of 10.36% per annum.

On October 13, 2014, PFL entered into another finance lease agreement for the leasing of manufacturing equipment with a total lease receivable of US$2.88 million. The lease bears an interest rate of 11.11% per annum.

Future minimum lease receipts under non-cancellable finance lease arrangements are as follows:

	December 31, 2016	December 31, 2015

Within 1 year	$3,599,831	$3,635,411
2 years	-	754,810
3 years	-	-
Total minimum lease receipts	3,599,831	4,390,221
Less: amount representing interest	(287,009)	(464,100)
Present value of minimum lease receipts	$3,312,822	$3,926,121

Following is a summary of the components of the Company’s net investment in direct financing leases as of December 31, 2016 and 2015:

	December 31, 2016	December 31, 2015

Total minimum lease payments to be received	$3,599,831	$4,390,221
Less: Amounts representing estimated executory costs	-	-
Minimum lease payments receivable	3,599,831	4,390,221
Less Allowance for uncollectible	(2,441,663)	(2,857,554)
Net minimum lease payments receivable	1,158,168	1,532,667
Estimated residual value of leased property	-	-
Less: Unearned income	(287,009)	(355,255)
Net investment in direct financing lease	$871,159	$1,177,442

F-27

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

13.	PROPERTY AND EQUIPMENT

The Company’s property and equipment used to conduct day-to-day business are recorded at cost less accumulated depreciation. Depreciation expenses are calculated using straight-line method over the estimated useful life with 5% salvage value below:

Property and equipment consist of the following:

	Useful Life (years)	December 31, 2016	December 31, 2015
Furniture and fixtures	5	$20,808	$22,260
Vehicles	4	-	153,288
Electronic equipment	3	131,314	140,001
Leasehold improvement	3	159,662	86,418
Less: accumulated depreciation		(291,815)	(275,847)
Property and equipment, net		$19,969	$126,120

During the year ended December 31, 2016, the Company disposed of one vehicle with net book value of US$7,164 (original cost of US$143,288, accumulated depreciation of US$136,124). The Company generated non-interest income of US$48,945 from the disposal. In addition, the Company disposed of leasehold improvement of office with net book value of US$84,063 (original cost of US$126,138, accumulated depreciation of US$42,075). The Company incurred other operating expense of US$87,867 from the disposal.

During the year ended December 31, 2015, the Company disposed of two vehicles with net book value of $3,833 (original cost of $76,654, accumulated depreciation of $72,821). The Company generated non-interest income of $14,388 from the disposal.

Depreciation expense totaled $54,875 and $117,135 for the years ended December 31, 2016 and 2015, respectively.

14.	INTANGIBLE ASSETS

Intangible asset represents the software used for P2P platform, the useful life is estimated at 3 years.

	Useful Life (years)	December 31, 2016	December 31, 2015

Software	3	$-	$4,435

Amortization expense totaled $4,333 and US$9,714 for the years ended December 31, 2016 and 2015, respectively.

15.	SHORT-TERM BANK LOANS

Bank Name	Interest rate	Term	December 31, 2016	December 31, 2015

Agricultural Bank Of China	Fixed annual rate of 6.31%	From October 30, 2015 to October 30, 2016	-	2,618,729
			$-	$2,618,729

During the year ended December 31, 2015, the Company repaid the all outstanding bank borrowings. As of December 31, 2016, the Company did not have bank loans.

As of December 31, 2015, the short-term bank loans have maturity terms within 1 year. These loans were guaranteed by the Wujiang Luxiang Shareholders.

Interest expense incurred on short-term loans for the years ended December 31, 2016 and 2015 were US$29,588 and US$496,753, respectively.

F-28

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

16.	DEPOSITS PAYABLE

Deposits payable are security deposits required from customers in order to obtain guarantees and finance leases from the Company. The deposits are refundable to the customers when the customers fulfill their obligations under guarantee and finance lease contracts.

17.	UNEARNED INCOME FROM GUARANTEE SERVICES AND FINANCING LEASE SERVICES

The Company receives guarantee commissions in full at the inception and records unearned income before amortizing it throughout the guarantee service life. Unearned income from guarantee services was US$2,820 and $1,610 as of December 31, 2016 and 2015, respectively.

The Company receives financing leasing service commissions at the inception and records unearned income before amortizing it throughout the finance lease service life. Unearned income from financing leasing services was US$17,999 and US$59,692 as of December 31, 2016 and 2015, respectively.

18.	OTHER CURRENT LIABILITIES

Other current liabilities as of December 31, 2016 and 2015 consisted of:

	December 31, 2016	December 31, 2015
Accrued payroll	$37,575	$85,144
Accrued office rental expenses	34,558	61,617
Other tax (recoverable)/payable	(44,007)	14,187
Accrued provision for cash settlement against legal proceedings	225,000	-
Other payable	20,321	21,294
	$273,447	$182,242

On April 22, 2016, we filed a stipulation and agreement of settlement ("Stipulation") with all persons and entities that purchased or otherwise acquired CCCR shares between August 14, 2013 and July 25, 2014 (collectively "Led Defendants" ). Pursuant to the Stipulation, CCCR shall cause (a) $225,000 to be transferred to the Escrow Agent within fifteen (15) business days of the later of: (i) the Court’s entry of the Order for Notice and Hearing (or substantially similar order) as set forth in this Stipulation; or (ii) Lead Counsel provision to Settling Defendants’ Counsel of written payment instructions and a completed W-9 form; and (b) Cause CCCR to issue 750,000 shares of freely tradeable shares of CCCR common stock (the “Settlement Stock”) to the Escrow Agent within fifteen (15) business days of the Court’s entry of the Order for Notice and Hearing (or substantially similar order) as set forth in this Stipulation. In the opinion of management, it is highly probable for the Company to settle such a Stipulation. The Company accounted for the cash settlement of $225,000 as an accrued liability and the share settlement of 750,000 shares in the amount of US$465,000 (at market value of $0.62 per share) as an additional paid-in capital.

19.	OTHER OPERATING EXPENSE

Other operating expense for the years ended December 31, 2016 and 2015 consisted of:

	For the years ended
	December 31,
	2016	2015
Depreciation and amortization	$59,208	$126,850
Travel expenses	15,089	7,718
Entertainment expenses	16,370	17,136
Promotion expenses	-	257
Legal and consulting expenses	1,802,480	1,016,711
Car expenses	25,263	53,302
Bank charges	3,400	37,202
Audit-related expense	105,957	282,544
Provision for settlement against legal proceedings	690,000	-
Other expenses	179,923	183,037
Total	$2,897,690	$1,724,757

F-29

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

20.	EMPLOYEE RETIREMENT BENEFIT

The Company has made employee benefit contribution in accordance with relevant Chinese regulations, including retirement insurance, unemployment insurance, medical insurance, housing fund, work injury insurance and maternity insurance. The Company recorded the contribution in the salary and employee charges when incurred. The contributions made by the Company were US$28,682 and US$61,495 for the years ended December 31, 2016 and 2015, respectively.

21.	DISTRIBUTION OF PROFIT

The Company did not distribute any dividend to its shareholders for the years ended December 31, 2016 and 2015, respectively.

22.	CAPITAL TRANSACTION

Common Stock

The Company is authorized to issue up to 100,000,000 shares of Common Stock.

As of December 31, 2015, there were 12,390,062 shares of Common Stock issued and outstanding.

On January 13, 2016, the Company issued 6,000 unregistered shares to John Levy, the Company’s Chairman of Audit Committee, at a market value of US$0.32 per share, in the total amount of US$1,920, for his services provided.

On April 15, 2016, the Company issued 637,592 unregistered shares to Pearlman Schenider LLP, the Company’s legal consultant, at a market value of US$0.58 per share, in the total amount of US$369,803, for the services provided.

On April 27, 2016, the Company issued 15,000, 195,000 and 155,000 unregistered shares to John Levy, the Company’s Chairman of Audit Committee, Jingeng Ling, the Company’s Former Chief Executive Officer, and Long Yi, the Company’s Chief Financial Officer, respectively. The shares were issued at a market value of US$0.58 per share, in the total amount of US$211,700, for the services provided.

On June 8, 2016, the Company closed a private placement to a third party individual investor to issue 2,439,025 common shares, at a per share price of US$0.41, in the total amount of US$1,000,000. This transaction was at arm’s length. The shares shall be authorized for listing on the NASDAQ capital market before closing, and the net proceeds of the sale of the shares shall be used by the Company for working capital and general corporate purpose.

F-30

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

22.	CAPITAL TRANSACTION (CONTINUED)

Common Stock (continued)

On September 14, 2016, the Company issued 300,000 restricted shares to Shanchun Huang, the designee of Wealth Index Capital Limited, for the consulting services provided. The shares were issued at a market value of US$2.57, in the total amount of $771,000.

On December 21, 2016, the Company issued 500,000 restricted shares to one service provider, for the consulting services provided. The shares were issued at a market value of US$1.22, in the total amount of 610,000.

As of December 31, 2016, there were 16,637,679 shares of Common Stock issued and outstanding.

Warrants

The IPO underwriters’ and their affiliates’ received warrants to purchase an aggregate of 95,900 shares of Common Stock, which are exercisable at any time, and from time to time, in whole or in part, during the three-year period from February 10, 2014. The warrants are initially exercisable at a per share price of $6.50.

Warrants to purchase an aggregate of 875,000 shares of Common Stock were issued in the Follow-on Offering on May 13, 2014. The issuance price was $0.01 per warrant, and the warrants are exercisable at any time, and from time to time, in whole or in part, during the three-year period from May 13, 2014. The warrants are initially exercisable at a per share price of $5.60 and are recorded as additional paid-in capital.

Warrants to purchase 252,500 shares of Common Stock were issued to the underwriters in the Follow-on Offering. The warrants have a cashless exercise provision and are exercisable at any time, and from time to time, in whole or in part, during the three-year period from May 13, 2014. The warrants are initially exercisable at a per share price of $4.80 and are recorded as additional paid-in capital.

Preferred Stock

The Company is authorized to issue up to 10,000,000 shares of preferred stock, of which 1,000,000 shares are designated as Series A Convertible Preferred Stock (the “Series A Stock”) and 5,000,000 shares are designated as Series B Convertible Preferred Stock (the “Series B Stock”).

The Series A Stock ranked (i) prior to the Common Stock and to all other classes and series of equity securities of the Company which by their terms do not rank senior to the Series A Stock, and (ii) junior to any class or series of equity securities which by its terms ranked senior to the Series A Stock. The Series A Stocks was subordinate to and ranked junior to all indebtedness of the Company. Each share of the Series A Stock was on the day on which the Company consummated its IPO, automatically and without any action on the part of the holder thereof converted into issued and outstanding shares of Common Stock beneficially owned by a consultant who received the shares on December 19, 2011. The number of shares of Common Stock issued upon conversion of the Series A Stock was equal to the purchase price of the Series A Stock divided by a per share conversion price of 50% of the price of a share of Common Stock in the IPO. No new shares were issued by the Company at the conversion. In addition, the holders were not permitted to convert their preferred stock prior to consummation of the IPO.

The Series B Preferred Stock ranked (i) prior to the Common Stock and to all other classes and series of equity securities of the Company which by their terms do not rank senior to the Series B Preferred Stock and (ii) junior to any class or series of equity securities which by its terms ranked senior to the Series B Preferred Stock. The Series B Stock was subordinate to and ranked junior to all indebtedness of the Company. Each share of the Series B Stock was on the day on which the Company consummated its IPO, automatically and without any action on the part of the holder thereof converted into issued and outstanding shares of Common Stock beneficially owned by a consultant who received the shares on December 19, 2011. The number of shares of Common Stock issued upon conversion of the Series B Stock was equal to the purchase price of the Series B Stock divided by a per share conversion price of 25% of the price of a share of Common Stock in the IPO. No new shares were issued by the Company at the conversion. In addition, the holders were not permitted to convert their preferred stock prior to consummation of the IPO.

Between January 1, 2012 and April 1, 2013, the Company issued a total of 745 shares of Series A Stock to an aggregate of 11 investors pursuant to certain subscription agreements. We received gross proceeds of $372,500 and incurred costs associated with this private placement of $93,125.

F-31

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

22.	CAPITAL TRANSACTION (CONTINUED)

Preferred Stock (continued)

Between October 12, 2012 and May 8, 2013, the Company issued a total of 760 shares of Series B Stock to an aggregate of 44 investors pursuant to certain subscription agreements. We received gross proceeds of $380,000 and incurred costs associated with this private placement of $95,000.

On August 16, 2013 when the Company closed its IPO, all outstanding shares of the Series A Stock and Series B Stock were converted into an aggregate of 348,462 shares of already issued and outstanding Common Stock beneficially owned by a consultant who received our shares on December 19, 2011, automatically and without any action on the part of the holder thereof. The per share conversion price of Series A Stock and Series B Stock was equal to $3.25 and $1.63, respectively.

The discount on the Series A and B Stock was accounted for as a beneficial conversion feature upon conversion. The total amount of discount was $752,500, which was accounted for as a reduction to retained earnings and an offsetting increase to additional paid in capital in the Company's financial statements.

23.	STATUTORY RESERVE

In accordance with the PRC Regulations on Enterprises with Foreign Investment and the articles of association of the Company’s PRC subsidiaries, a foreign-invested enterprise established in the PRC is required to provide statutory reserve, which is appropriated from net profit as reported in the enterprise’s PRC statutory accounts. A foreign-invested enterprise is required to allocate at least 10% of its annual after-tax profit to the general reserve until such reserve has reached 50% of its respective registered capital based on the enterprise’s PRC statutory accounts. The Company allocates 15% of its annual after-tax profit to the statutory reserve. The statutory reserve can only be used for specific purposes and are not distributable as cash dividends. WFOE was established as a foreign-invested enterprise and, therefore, is subject to the above mandated restrictions on distributable profits. For the years ended December 31, 2016 and 2015, the Company did not accrue the statutory reserve due to accumulated deficit..

F-32

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

24.	LOSS PER COMMON SHARE

The following table sets forth the computation of basic and diluted earnings per common share for the years ended December 31, 2016 and 2015, respectively:

	For the years Ended
	December 31,
	2016	2015

Net loss attributable to the common shareholders	$1,980,136	$61,264,714

Basic weighted-average common shares outstanding	14,571,076	12,345,678
Effect of dilutive securities	-	-
Diluted weighted-average common shares outstanding	14,571,076	12,345,678

Loss per share:
Basic	$0.136	$4.962
Diluted	$0.136	$4.962

Basic loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Diluted loss per share is the same as basic loss per share due to the lack of dilutive items in the Company for the years ended December 31, 2016 and 2015. The number of warrants is omitted from the computation as the anti-dilutive effect.

25.	INCOME TAXES AND TAX RECEIVABLE

Effective January 1, 2008, the New Taxation Law of PRC stipulates that domestically owned enterprises and foreign invested enterprises (the “FIEs”) are subject to a uniform tax rate of 25%. While the New Tax Law equalizes the tax rates for FIEs and domestically owned enterprises, preferential tax treatment may continue to be given to companies in certain encouraged sectors and to entities classified as high-technology companies, regardless of whether these are domestically-owned enterprises or FIEs. In November 2009, the Jiangsu Province Government issued Su Zheng Ban Fa [2009] No. 132 which stipulates that micro-credit companies in Jiangsu Province is subject to preferential tax rate of 12.5%. As a result, the Company is subject to the preferential tax rate of 12.5% for its loan business for the periods presented. The taxation practice implemented by the tax authority governing the Company is that the Company pays enterprise income taxes at rate of 25% on a quarterly basis, and upon annual tax settlement done by the Company and the tax authority in five (5) months after December 31 the tax authority will refund the Company the excess enterprise income taxes it paid beyond the rate of 12.5%. However since 2015, the excess enterprise income taxes paid will not be refunded but can be used to offset the future income tax payable arising from taxable income.

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the years ended December 31, 2016 and 2015, the Company had no unrecognized tax benefits. For the years ended December 31, 2016, the Company made net tax operating profit from its PRC subsidiaries and its consolidated VIE of US$479,493. As of December 31, 2016, the Company has carry-forward tax operating losses from its PRC subsidiaries and its consolidated VIE of US$61,426,881, which will expire from the year ending December 31, 2019 to 2020. The Company recognized deferred income tax assets of US$11,217,707 as of December 31, 2016. However, the Company estimates there will be no sufficient net income before income tax from years ending December 31, 2016 to 2021 to realize the deferred income tax assets. The Company provided valuation allowance for deferred income tax assets of US$11,217,707 as of December 31, 2016.

The Company does not anticipate any significant increase to its liability for unrecognized tax benefit within the next 12 months. The Company will classify interest and penalties related to income tax matters, if any, in income tax expense.

F-33

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

25.	INCOME TAXES AND TAX RECEIVABLE (CONTINUED)

Income tax payable is comprised of:

	December 31, 2016	December 31, 2015

Income tax payable	$169,226	$126,485

Income tax expense for years ended December 31, 2016 and 2015 is comprised of:

	For the years ended
	December 31,
	2016	2015
Current income tax expense	$-	$1,764,058
Deferred income tax expense	-	731,090
Total provision for income taxes	$-	$2,495,148

The effective tax rates for the years ended December 31, 2016 and 2015 are 0% and -4.25%, respectively.

The reconciliation between the effective income tax rate and the PRC statutory income tax rate of 25% is as follows:

	For the years ended
	December 31,
	2016	2015
PRC statutory tax rate	$25%	$25%
Effect of preferential income tax rate on loan business	3.88%	-8.65%
Effect of income tax rate difference in other jurisdiction	-38.18%	-0.22%
Effect of non-deductible expenses	-12.95%	0.00%
Effect of valuation allowances	22.25%	-17.43%
Effect of allowances on income tax receivable	0.00%	-2.9%
Effect of others	0.00%	0.73%
Total provision for income taxes	$0.00%	$-4.25%

Deferred tax liability arises from government incentive for the purpose of covering the Company’s actual loan losses and ruled that the income tax will be imposed on the subsidy if the purpose is not fulfilled within 5 years after the Company receives the subsidy. As of December 31, 2016 and 2015, subsidy of US$1,353,810 and US$1,011,877 did not fulfill the purpose within due date and the related deferred tax liability was transferred to income tax payable. As of December 31, 2016 and 2015, the deferred tax liability amounted to US$139,947 and US$204,266, respectively.

As of December 31, 2016 and 2015, the Company intends to permanently reinvest the undistributed earnings from its foreign subsidiaries to fund future operations. The amount of unrecognized deferred tax liabilities for temporary differences related to investments in foreign subsidiaries is not determined because such a determination is not practicable.

F-34

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

26.	RELATED PARTY TRANSACTIONS AND BALANCES

1)	Nature of relationships with related parties

Name	Relationship with the Company
Wujiang Chunjia Textile Trading Co., Ltd (“Chunjia Textile”)	Controlled by Huichun Qin
Suzhou Rongshengda Investment Holding Co., Ltd.	Controlled by shareholders of Wujiang Luxiang
Suzhou Dingli Real Estate Co., Ltd.	Controlled by Former Chief Executive Officer
Huichun Qin	Non-controlling shareholder and former CEO and chairman of board of directors

2)	Related party transactions

During the year ending on December 31, 2016, Suzhou Dingli Real Estate Co., Ltd., a company controlled by Mr. Jingen Ling, the Former Chief Executive Officer, was involved to provide guarantee services for the bank borrowings. No commissions or fees are required from the Company. As of December 31, 2016, all outstanding bank borrowings have been repaid.

During the year ending on December 31, 2016, the Company made a loan of US$1,945,224 to Suzhou Rongshengda Investment Holding Co., Ltd., a company controlled by shareholders of Wujiang Luxiang. The loan was agreed to return by November 30, 2016. Due to the short-term borrowing, the Company did not charge any interest or fees. By December 31, 2016, the Company has collected US$1,454,563 from the related party. As of December 31, 2016, the balance of US$469,418 was still outstanding. As of the date of filing, the balance was collected.

3)	Related party balances

Amount due from related parties were as follows:

	December 31, 2016	December 31, 2015

Suzhou Rongshengda Investment Holding Co., Ltd.	$469,418	$-
Chunjia Textile	196,001	622,807
Huichun Qin	$1,007,953	$1,078,300

As of December 31, 2016, the Company provided financial guarantee service for Chunjia Textile to guarantee loans of US$196,001. The Company accrued provision of US$98,001 on the outstanding balance as of December 31, 2016.

Huichun Qin transferred $1,098,197(equivalent of RMB 7 million) to his personal account without proper authorization on July 2, 2014. As of December 31, 2016, Huichun Qin has not repaid the balance. The amount was recorded as a deduction of the Company’s equity as of December 31, 2016 and 2015, respectively.

F-35

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

27.	COMMITMENTS AND CONTINGENCIES

1)	Lease Commitments

During the year ended December 31, 2016, the Company leased its new office under a lease agreement from January 1, 2017 to December 31, 2019. As a result, in January 2017, the Company terminated the lease agreement for its former principal office which agreement was to expire on May 31, 2021. No default penalty was paid for the earlier termination. The following table sets forth the Company’s contractual obligations as of December 31, 2016 in future periods:

Rental payments

Year ending December 31, 2017	5,760
Year ending December 31, 2018	23,621
Year ending December 31, 2019 and thereafter	25,060
Total	$54,441

2)	Guarantee Commitments

The guarantees will terminate upon payment and/or cancellation of the obligation; however, payments by the Company would be triggered by failure of the guaranteed party to fulfill its obligation covered by the guarantee. Generally, the average guarantee expiration terms ranged within 12 to 24 months and the average percentage of the guarantee amount as security deposit is 10% ~ 20% . As of December 31, 2016 and 2015, the loan amount guaranteed by the Company was US$10,893,089 and US$11,653,342, respectively, for its financial guarantee service customers.

F-36

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

27.	COMMITMENTS AND CONTINGENCIES (CONTINUED)

3)	Contingencies

The Company is involved in various legal actions arising in the ordinary course of its business. As of December 31, 2016, the Company was involved in 107 lawsuits, among which 76 were related to its loan business, 30 were related to guarantee business, and 1 was related to financing lease business. The Company initiated legal proceedings to collect delinquent balances from borrowers and guarantees. 82 of these cases with an aggregated claim of US$39.6 million have been adjudicated by the Court in favor of the Company and these cases are settled or in the process of enforcement. The remaining 25 cases with an aggregated claim of USD 19.0 million have not been adjudicated by the Court as of December 31, 2016.

On August 6, 2014, a purported shareholder Andrew Dennison filed a putative class action complaint in the United States District Court District of New Jersey (the “N.J. district court”) relating to a July 25, 2014 press release about the Company’s progress in recovering a significant portion of the $5.4 million the Company paid in the first quarter of 2014 on behalf of loan guarantee customers. The action, Andrew Dennison v. China Commercial Credit, Inc., et al., Case No. 2:2014-cv-04956, alleges that the Company and its current and former officers and directors Huichun Qin, Long Yi, Jianming Yin, Jinggen Ling, Xiangdong Xiao, and Boling Liu violated the federal securities laws by misrepresenting in prior public filings certain material facts about the risks associated with its loan guarantee business. On October 2, 2014, purported shareholders Zhang Yun and Sanjiv Mehrotra (the “Yun Group”) asserted substantially similar claims against the same defendants in a putative class action captioned Zhang Yun v. China Commercial Credit, Inc., et al., Case No. 2:14-cv-06136 (D. N.J.). Neither complaint states the amount of damages sought.

On or about October 6, 2014, Dennison, the Yun Group and another purported shareholder, Jason Stark, filed motions to consolidate the cases, be appointed as lead plaintiff and to have their respective counsel appointed as lead counsel. On October 31, 2014, the N.J. district court entered an order consolidating the cases under the caption “In re China Commercial Credit Inc. Securities Litigation” and appointing the Yun Group as lead plaintiff (“Class Plaintiff”) and the Yun Group’s counsel as lead counsel.

On November 18, 2014, the Yun Group and the Company, which at that point was the only defendant served, entered into a stipulation to transfer of the case to the Southern District of New York. On December 18, 2014, Ms. Lin, who had by then been served, joined in the stipulation. On December 29, 2014, the N.J. district court entered an order transferring the action. The transfer was effected on January 22, 2015, and assigned docket number 1:15-cv-00557-ALC (S.D.N.Y.).

Under the schedule stipulated by the parties, the Yun Group was to file an amended complaint within 60 days of the date that the transfer was effected, and the defendants’ date to answer or move was within 60 days of that filing. On April 7, 2015, the Class Plaintiff filed a Second Amended Class Action Complaint (the “CAC”). The CAC also asserts securities law claims against defendants Axiom Capital Management, Inc., Burnham Securities Inc. and ViewTrade Securities, Inc. (collectively, the “Underwriter Defendants”). The CAC alleges that the Company engaged in a fraudulent scheme by engaging in undisclosed and improper lending practices and made misleading representations regarding its underwriting policies, the loan portfolio quality, the loan loss allowance, compliance with U.S. GAAP and its internal control systems.

In accordance with the Court’s procedures, the Company and Ms. Lin and the Underwriter Defendants requested a Pre-Motion Conference in anticipation of filing a motion to dismiss the CAC, which was held on June 25, 2015. At the conference, the Court adjourned the date to answer or move in order to provide the Class Plaintiff with time to serve certain overseas defendants. After the conference, the Class Plaintiff voluntarily dismissed Jianming Yin, Jinggen Ling and Xiangdong Xiao from the action, and Long Yi agreed to waive service, which left Huichun Qin as the sole remaining defendant to serve. The case remains stayed pending service of Huichun Qin.

Two of the Underwriter Defendants, Axiom Capital Management, Inc., and ViewTrade Securities, Inc., have asserted their respective rights to indemnification under the Underwriting Agreements entered into in connection with the Company’s initial public offering and secondary offering. On or about March 16, 2016, CCCR entered into an Advance Funding and Escrow Agreement, under which the CCCR agreed to deposit shares into escrow to fund the advancement obligation, with the initial deposit to be shares valued at Two Hundred Thousand Dollars ($200,000), based upon 80% of the 30 day volume weighted average Trading Price ("VWAP") for each of the 30 consecutive trading days prior to the date of the Agreement.

F-37

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

27.	COMMITMENTS AND CONTINGENCIES (CONTINUED)

3)	Contingencies (continued)

On February 3, 2015, a purported shareholder Kiram Kodali filed a putative shareholder derivative complaint in the United States District Court for the Southern District of New York, captioned Kiran Kodali v. Huichun Qin, et al., Case No. 15-cv-806. The action alleges that the Company and its current and former officers and directors Huichun Qin, Long Yi, Jianming Yin, Jinggen Ling, Chunfang Shen, John F. Levy, Xiaofang Shen and Chunjiang Yu violated their fiduciary duties, grossly mismanaged the Company and were unjustly enriched based upon the transfer that was the subject of the Internal Review and other grounds substantially similar to those asserted in the class action complaints. Kodali did not serve a demand upon the Company and alleges that demand is excused. The Company and Ms. Lin have been served. An amended derivative complaint was filed on April 20, 2015. On May 29, 2015, the Court “so ordered” a stipulation among Kodali, the Company and Ms. Lin staying all proceedings in the derivative case except for service of process on individual defendants until the earlier of thirty days of termination of the stipulation, dismissal of the class action with prejudice or the date any of the defendants in the class action file an answer to the CAC. The Company believes that this lawsuit is without merit and intends to vigorously defend against it. At this stage of the proceedings, the Company is not able to estimate the probability of success or loss.

On May 18, 2015, WFOE filed a civil complaint against Huichun Qin with the Wujiang Region Suzhou City People’s Court claiming Mr. Qin’s misappropriation of RMB 7 million in July 2014. The complaint was rejected due to a procedural issue. The Company has since learned that Mr. Qin has been convicted and sentenced to a term of incarceration of approximately five years. In view of this information, the Company is evaluating its strategic options.

On April 22, 2016, we filed a stipulation and agreement of settlement ("Stipulation") with all persons and entities that purchased or otherwise acquired CCCR shares between August 14, 2013 and July 25, 2014 (collectively "Led Defendants). Pursuant to the Stipulation, CCCR shall cause (a) $225,000 to be transferred to the Escrow Agent within fifteen (15) business days of the later of: (i) the Court’s entry of the Order for Notice and Hearing (or substantially similar order) as set forth in this Stipulation; or (ii) Lead Counsel provision to Settling Defendants’ Counsel of written payment instructions and a completed W-9 form; and (b) Cause CCCR to issue 750,000 shares of freely tradeable shares of CCCR common stock (the “Settlement Stock”) to the Escrow Agent within fifteen (15) business days of the Court’s entry of the Order for Notice and Hearing (or substantially similar order) as set forth in this Stipulation. In the opinion of management and the Company’s attorney , it is highly probable for the Company to settle such a Stipulation.

28.	SUBSEQUENT EVENT

1)	Charged-off loans

During the period from January 1, 2017 to the date of this report, the Company assessed the charged-off loan and guarantee balances recorded as of December 31, 2016 and was of the opinion that these balances were uncollectible. In addition, the Company assessed the remaining balances of loan receivable and financial guarantee and was of the opinion that it was not necessary to charge-off these balances.

F-38

CHINA COMMERCIAL CREDIT, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30,
	2017 (Unaudited)	December 31, 2016

ASSETS
Cash and cash equivalent	$3,030,468	$768,501
Restricted cash	9,596	9,163
Notes receivable	279,493	107,995
Loans receivable, net of allowance for loan losses of $54,821,187 and $51,708,062 for September 30, 2017 and December 31, 2016, respectively	3,445,533	6,814,919
Investment in direct financing lease, net of allowance for direct financing lease losses of $2,615,635 and $2,441,663 for September 30, 2017 and December 31, 2016, respectively	450,795	871,159
Interest receivable	77,329	11,408
Due from a related party	-	469,418
Property and equipment, net	15,727	19,969
Guarantee paid on behalf of guarantee service customers, net of allowance for repayment on behalf of guarantee service customers losses of $12,089,724 and $11,543,868 for September 30, 2017 and December 31, 2016, respectively	54	98,887
Guarantee paid on behalf of a related party, net of allowance for repayment on behalf of a related party losses of $102,270 and $98,000 for September 30, 2017 and December 31, 2016, respectively	102,270	98,000
Other assets	302,748	301,324
Total Assets	$7,714,013	$9,570,743

LIABILITIES AND SHAREHOLDERS’ (DEFICIT) /EQUITY
Liabilities
Deposits payable	$781,379	$748,765
Unearned income from financial guarantee services and finance lease services	1,878	20,819
Accrual for financial guarantee services	7,058,187	6,005,608
Other current liabilities	324,180	273,447
Income tax payable	240,739	169,226
Deferred tax liability	81,901	139,947
Total Liabilities	8,488,264	7,357,812

Shareholders' (Deficit)/ Equity
Series A Preferred Stock (par value $0.001 per share, 1,000,000 shares authorized at September 30, 2017 and December 31, 2016, respectively; nil and nil shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively)	$-	$-
Series B Preferred Stock (par value $0.001 per share, 5,000,000 shares authorized at September 30, 2017 and December 31, 2016, respectively; nil and nil shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively)	-	-
Common stock (par value $0.001 per share, 100,000,000 shares authorized; 19,030,915 and 16,637,679 shares issued and outstanding at September 30, 2017 and December 31, 2016, respectively)	19,030	16,638
Subscription receivable	(1,062)	(1,062)
Additional paid-in capital	68,664,627	63,124,040
Statutory reserve	5,442,150	5,442,150
Due from a non-controlling shareholder	(1,051,857)	(1,007,953)
Accumulated deficit	(78,764,900)	(70,234,656)
Accumulated other comprehensive income	4,917,761	4,873,774
Total Shareholders’ (Deficit)/ Equity	(774,251)	2,212,931
Total Liabilities and Shareholders’ (Deficit)/Equity	$7,714,013	$9,570,743

*	All of the VIEs’ assets can be used to settle obligations of their primary beneficiary. Liabilities recognized as a result of consolidating these VIEs do not represent additional claims on the Company’s general assets (Note 1).

See notes to the unaudited condensed consolidated financial statements

F-39

CHINA COMMERCIAL CREDIT, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2017 (Unaudited)	2016 (Unaudited)	2017 (Unaudited)	2016 (Unaudited)
Interest income
Interests and fees on loans and direct financing lease	$128,460	$722,117	$290,566	$1,203,663
Interests on deposits with banks	4,042	263	4,728	3,526
Total interest and fee income	132,502	722,380	295,294	1,207,189

Interest expense
Interest expense on short-term bank loans	-	-	-	(30,057)
Net interest income	132,502	722,380	295,294	1,177,132

Reversal of provision/(Provision) for loan losses	452,786	226,694	(2,420,698)	133,177
(Provision)/Reversal of provision for direct financing lease losses	(18,616)	242,180	(66,113)	242,180
Net interest income/(loss) after provision for loan losses and financing lease losses	566,672	1,191,254	(2,191,517)	1,552,489

Commissions and fees on financial guarantee services	-	9,117	2,843	26,308
(Provision)/Reversal of provision for financial guarantee services	(1,142,807)	(599,808)	(830,140)	385,352
Commission and fee (loss)/income on guarantee services, net	(1,142,807)	(590,691)	(827,297)	411,660

Net (Loss)/Revenue	(576,135)	600,563	(3,018,814)	1,964,149

Non-interest income
Other non-interest income	-	-	-	48,945
Total non-interest income	-	-	-	48,945

Non-interest expense
Salaries and employee surcharge	(180,461)	(120,130)	(707,012)	(548,978)
Rental expenses	(13,975)	(28,132)	(41,242)	(64,850)
Business taxes and surcharge	(1,376)	9,617	(3,221)	(21,798)
Transaction costs relating to acquisition	(1,356,285)	-	(2,136,285)	-
Litigation and settlement cost for the shareholders’ lawsuit	-	-	(1,838,500)	(690,000)
Other operating expenses	(387,003)	(1,086,092)	(784,815)	(1,893,027)
Total non-interest expense	(1,939,100)	(1,224,737)	(5,511,075)	(3,218,653)

Foreign exchange loss	(57)	(271)	(355)	(557)

Loss Before Income Taxes	(2,515,292)	(624,445)	(8,530,244)	(1,206,116)
Income tax expense	-	-	-	-
Net Loss	$(2,515,292)	$(624,445)	$(8,530,244)	$(1,206,116)

Loss per Share- Basic and Diluted	(0.139)	(0.039)	(0.491)	(0.086)

Weighted Average Shares Outstanding-Basic and Diluted	18,092,369	15,889,853	17,371,183	14,026,815

Net Loss	(2,515,292)	(624,445)	(8,530,244)	(1,206,116)
Other comprehensive income
Foreign currency translation adjustment	14,699	260,803	43,987	205,546
Comprehensive Loss	$(2,500,593)	$(363,642)	$(8,486,257)	$(1,000,570)

See notes to the unaudited condensed consolidated financial statements

F-40

CHINA COMMERCIAL CREDIT, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

	For The Nine Months Ended September 30,
	2017 (Unaudited)	2016 (Unaudited)
Cash Flows from Operating Activities:
Net loss	$(8,530,244)	$(1,206,116)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	4,999	46,455
Provision/(Reversal of provision) for loan losses	2,420,698	(133,177)
Provision/(Reversal of provision) for direct financing lease losses	66,113	(242,180)
Provision/(Reversal of provision) of provision for financial guarantee services	830,140	(385,352)
Deferred tax credit	-	(40,364)
Income from disposal of property and equipment	-	(48,945)
Shares issued to executive officers and professional services	2,159,480	1,354,424
Provision for settlement expenses against legal proceedings	1,843,500	465,000
Changes in operating assets and liabilities:
Restricted cash	(34)	-
Interest receivable	(63,967)	-
Other assets	11,439	8,060
Unearned income from guarantee services and finance lease services	(19,406)	(23,572)
Other current liabilities	28,653	118,255
Income tax payable	-	39,641
Net Cash Used in Operating Activities	(1,248,629)	(47,871)

Cash Flows from Investing Activities:
Loans collection from third parties	1,155,055	2,147,593
Payment of loans on behalf of guarantees	-	(127,886)
Collection from guarantees for loan paid on behalf of customers	44,075	1,825,730
Collection of principal of finance lease, in installments	227,723	484,361
Deposit released from banks for financial guarantee services	-	801,530
Deposit paid to banks for financial guarantee services	-	(694,403)
Purchases of property and equipment and intangible asset	-	(48,342)
Disposal of property and equipment	-	56,557
Short-term loan paid to a related party	-	(1,945,224)
Short-term loan collected from a related party	478,954	-
Net Cash Provided by Investing Activities	1,905,807	2,499,916

Cash Flows From Financing Activities:
Cash raised in private placement	1,560,000	1,000,000
Repayment of short-term bank borrowings	-	(2,600,832)
Net Cash Provided by/ (Used in) Financing Activities	1,560,000	(1,600,832)

Effect of Exchange Rate Changes on Cash and Cash Equivalents	44,789	9,747

Net Increase In Cash and Cash Equivalents	2,261,967	860,960
Cash and Cash Equivalents at Beginning of Period	768,501	306,401
Cash and Cash Equivalents at End of Period	$3,030,468	$1,167,361

Supplemental Cash Flow Information
Cash paid for interest expense	$-	$30,057
Cash paid for income tax	$-	$-

See notes to the unaudited condensed consolidated financial statements

F-41

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND PRINCIPAL ACTITIVIES

China Commercial Credit, Inc. (“CCC” or “the Company”) is a holding company that was incorporated under the laws of the State of Delaware on December 19, 2011.

VIE AGREEMENTS WITH WUJIANG LUXIANG

On September 26, 2012, the Company through its indirectly wholly owned subsidiary, Wujiang Luxiang Information Technology Consulting Co. Ltd. (“WFOE”), entered into a series of VIE Agreements with Wujiang Luxiang and the Wujiang Luxiang Shareholders. The purpose of the VIE Agreements is solely to give WFOE the exclusive control over Wujiang Luxiang’s management and operations.

The significant terms of the VIE Agreements are summarized below:

Exclusive Business Cooperation Agreement

Pursuant to the Exclusive Business Cooperation Agreement between Wujiang Luxiang and WFOE, WFOE provides Wujiang Luxiang with technical support, consulting services and other management services relating to its day-to-day business operations and management, on an exclusive basis, utilizing its advantages in technology, human resources, and information. Additionally, Wujiang Luxiang grants an irrevocable and exclusive option to WFOE to purchase from Wujiang Luxiang any or all of its assets at the lowest purchase price permitted under PRC laws. For services rendered to Wujiang Luxiang by WFOE under the Agreement, the service fee Wujiang Luxiang is obligated to pay shall be calculated based on the time of services rendered multiplied by the corresponding rate, which is approximately equal to the net income of Wujiang Luxiang.

The Exclusive Business Cooperation Agreement shall remain in effect for ten years unless it is terminated by WFOE with 30-day prior notice. Wujiang Luxiang does not have the right to terminate the agreement unilaterally. WFOE may unilaterally extend the term of this agreement with prior written notice.

Share Pledge Agreement

Under the Share Pledge Agreement between the Wujiang Luxiang Shareholders and WFOE, the 12 Wujiang Luxiang Shareholders pledged all of their equity interests in Wujiang Luxiang to WFOE to guarantee the performance of Wujiang Luxiang’s obligations under the Exclusive Business Cooperation Agreement. Under the terms of the agreement, in the event that Wujiang Luxiang or its shareholders breach their respective contractual obligations under the Exclusive Business Cooperation Agreement, WFOE, as pledgee, will be entitled to certain rights, including, but not limited to, the right to collect dividends generated by the pledged equity interests. The Wujiang Luxiang Shareholders also agreed that upon occurrence of any event of default, as set forth in the Share Pledge Agreement, WFOE is entitled to dispose of the pledged equity interest in accordance with applicable PRC laws. The Wujiang Luxiang Shareholders further agree not to dispose of the pledged equity interests or take any actions that would prejudice WFOE’s interest.

Exclusive Option Agreement

Under the Exclusive Option Agreement, the Wujiang Luxiang Shareholders irrevocably granted WFOE (or its designee) an exclusive option to purchase, to the extent permitted under PRC law, once or at multiple times, at any time, part or all of their equity interests in Wujiang Luxiang. The option price is equal to the capital paid in by the Wujiang Luxiang Shareholders subject to any appraisal or restrictions required by applicable PRC laws and regulations.

Power of Attorney

Under the Power of Attorney, the Wujiang Luxiang Shareholders authorize WFOE to act on their behalf as their exclusive agent and attorney with respect to all rights as shareholders, including but not limited to: (a) attending shareholders’ meetings; (b) exercising all the shareholder’s rights, including voting, that shareholders are entitled to under the laws of China and the Articles of Association, including but not limited to the sale or transfer or pledge or disposition of shares in part or in whole; and (c) designating and appointing on behalf of shareholders the legal representative, the executive director, supervisor, the chief executive officer and other senior management members of Wujiang Luxiang. The Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution, so long as the Wujiang Shareholder is a shareholder of the Company.

F-42

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.	ORGANIZATION AND PRINCIPAL ACTITIVIES (CONTINUED)

Timely Reporting Agreement

To ensure Wujiang Luxiang promptly provides all of the information that WFOE and the Company need to file various reports with the SEC, a Timely Reporting Agreement was entered between Wujiang Luxiang and the Company.

Under the Timely Reporting Agreement, Wujiang Luxiang agrees that it is obligated to make its officers and directors available to the Company and promptly provide all information required by the Company so that the Company can file all necessary SEC and other regulatory reports as required.

INCORPORATION OF PFL

On September 5, 2013, our wholly owned subsidiary, CCC International Investment Holding Ltd. (“CCC HK”), established Pride Financial Leasing (Suzhou) Co. Ltd. (“PFL”) in Jiangsu Province, China. PFL was expected to offer financial leasing of machinery and equipment, transportation vehicles, and medical devices to municipal government agencies, hospitals and SMEs in Jiangsu Province and beyond. As of September 30, 2017, PFL had one finance lease transaction.

2.	GOING CONCERN

The unaudited condensed interim consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The realization of assets and the satisfaction of liabilities in the normal course of business are dependent on, among other things, the Company’s ability to operate profitably, to generate cash flows from operations, and to pursue financing arrangements to support its working capital requirements. The conditions described below raises substantial doubt about the Company’s ability to continue as a going concern within one year from the date of this filing.

1)	Limited funds necessary to maintain operations

The Company had an accumulated deficit of US$78,764,900 as of September 30, 2017. In addition, the Company had a negative net asset of US$774,251 as of September 30, 2017.  As of September 30, 2017, the Company had cash and cash equivalents of US$3,030,468, and total short-term borrowings of nil. Caused by the limited funds, the management assessed that the Company was not able to keep the size of lending business within one year from the filing of Form 10-Q.

The Company is actively seeking other strategic investors with experience in lending business. If necessary, the shareholders of Wujiang Luxiang will contribute more capital into Wujiang Luxiang.

2)	Recurring operating loss

During the nine months ended September 30, 2017, the Company incurred operating loss of US$8,530,244. Affected by the reduction of lending business and guarantee business and increased loss loans, the management was in the opinion that recurring operating losses would be made within one year from the issuance of the filing.

The Company continues to use its best effort to improve collection of loan receivable and interest receivable. Management engaged two PRC law firms to represent the Company in the legal proceedings against the borrowers and their counter guarantors.

3)	Negative operating cash flow

During the nine months ended September 30, 2017, the Company incurred negative operating cash flow of US$1,248,629. Affected by significant balance of charged-off interest receivable, the management assessed the Company would continue to have negative operating cash flow within one year from the issuance of the filing.

The Company continues to reduce the redundant headcount and entered into a new office lease with lower rent commitment since January 1, 2017 to improve operating cash flow.

F-43

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

2.	GOING CONCERN (CONTINUED)

4)	Downward industry

Most loan customers are from textile industry which has been facing downward pressure. Additionally adversely affected by emergence of internet finance entities, the Company was facing fierce competition. Considering the high risks from both customers and competitors, management assessed the Company would further reduced the loan business without strong financial support.

Considering the above factors, the Company, on August 9, 2017, entered into Certain Share Exchange Agreement (“Exchange Agreement”) with the parent company of Sorghum Investment Holdings Limited (“Sorghum”). Pursuant to the terms of the Exchange Agreement, CCCR will acquire 100% of the outstanding shares of Sorghum through issuance of 152,587,000 of its common shares. This transaction will be accounted for as a “reverse acquisition” since, immediately following completion of the transaction, the shareholders of Sorghum immediately prior to the transaction will effectuate control of the Company, through its 87.9% ownership interest in the post-merger entity.

While management believes that the measures in the liquidity plan will be adequate to satisfy its liquidity and cash flow requirements for the twelve months after the financial statements are available to be issued, there is no assurance that the liquidity plan will be successfully implemented. Failure to successfully implement the liquidity plan will have a material adverse effect on the Company’s business, results of operations and financial position, and may materially adversely affect its ability to continue as a going concern.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a)	Basis of presentation and principle of consolidation

The unaudited condensed interim consolidated financial statements are prepared and presented in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

The unaudited condensed interim financial information as of September 30, 2017 and for the three and nine months ended September 30, 2017 and 2016 have been prepared without audit, pursuant to the rules and regulations of the Securities and Exchange Commission (the “SEC”) and pursuant to Regulation S-X. Certain information and footnote disclosures, which are normally included in annual financial statements prepared in accordance with U.S. GAAP, have been omitted pursuant to those rules and regulations. The unaudited condensed interim financial information should be read in conjunction with the audited financial statements and the notes thereto, included in the Form 10-K for the fiscal year ended December 31, 2016 filed with the SEC on April 6, 2017.

In the opinion of management, all adjustments (which include normal recurring adjustments) necessary to present a fair statement of the Company’s unaudited condensed financial position as of September 30, 2017, its unaudited condensed results of operations for the three and nine months ended September 30 and 2016, and its unaudited condensed cash flows for the nine months ended September 30, 2017 and 2016, as applicable, have been made. The unaudited interim results of operations are not necessarily indicative of the operating results for the full fiscal year or any future periods.

All significant inter-company accounts and transactions have been eliminated in consolidation.

F-44

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(b)	Interest receivable

Interest on loans receivable is accrued and credited to income as earned. The Company determines a loan past due status by the number of days that have elapsed since a borrower has failed to make a contractual loan payment. Accrual of interest is generally discontinued when either (i) reasonable doubt exists as to the full, timely collection of interest or principal or (ii) when a loan becomes past due by more than 90 days. Additionally, any previously accrued but uncollected interest is reversed. Subsequent recognition of income occurs only to the extent payment is received, subject to management’s assessment of the collectability of the remaining interest and principal. Loans are generally restored to an accrual status when it is no longer delinquent and collectability of interest and principal is no longer in doubt and past due interest is recognized at that time.

The interest reversed due to the above reason was US$2,604,172 and US$2,604,172 as of September 30, 2017 and December 31, 2016, respectively.

(c)	Reclassifications

Certain items in the financial statements of comparative period have been reclassified to conform to the financial statements for the current period.

(d)	Foreign currency translation

The reporting currency of the Company is United States Dollars (“US$”), which is also the Company’s functional currency. The PRC subsidiaries and VIEs maintain their books and records in its local currency, the Renminbi Yuan (“RMB”), which is their functional currencies as being the primary currency of the economic environment in which these entities operate.

For financial reporting purposes, the financial statements of the Company prepared using RMB, are translated into the Company’s reporting currency, United States Dollars, at the exchange rates quoted by www.oanda.com. Assets and liabilities are translated using the exchange rate at each balance sheet date. Revenue and expenses are translated using average rates prevailing during each reporting period, and shareholders’ equity is translated at historical exchange rates. Adjustments resulting from the translation are recorded as a separate component of accumulated other comprehensive income in shareholders’ equity.

	September 30, 2017	December 31, 2016
Balance sheet items, except for equity accounts	6.6549	6.9448

	For the nine months ended September 30,
	2017	2016
Items in the statements of operations and comprehensive loss, and statements of cash flows	6.8065	6.5802

Transactions denominated in currencies other than the functional currency are translated into prevailing functional currency at the exchange rates prevailing at the dates of the transactions. The resulting exchange differences are included in the condensed consolidated statements of comprehensive loss.

F-45

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(e)	Financial guarantee service contract

Financial guarantee service contracts provide a guarantee which protects the holder of a debt obligation against default. Pursuant to such guarantee, the Company makes payments if the obligor responsible for making payments fails to do so as scheduled.

The contract amounts reflect the extent of involvement the Company has in the guarantee transaction and also represent the Company’s maximum exposure to credit loss in its guarantee business.

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. Financial instruments representing credit risk are as follows:

	September 30, 2017 (Unaudited)	December 31, 2016
Guarantee	$11,367,564	$10,893,089

A provision for possible loss to be absorbed by the Company for the financial guarantee it provides is recorded as an accrued liability when the guarantees are made and recorded as “Accrual for financial guarantee services” on the condensed consolidated balance sheets. This liability represents probable losses and is increased or decreased by accruing a “(Provision)/ Reversal of provision for financial guarantee services” against the income of commissions and fees on guarantee services.

This is done throughout the life of the guarantee, as necessary when additional relevant information becomes available. The methodology used to estimate the liability for possible guarantee loss considers the guarantee contract amount and a variety of factors, which include, depending on the counterparty, latest financial position and performance of the borrowers, actual defaults, estimated future defaults, historical loss experience, estimated value of collaterals or guarantees the customers or third parties offered, and other economic conditions such as the economy trend of the area and the country. The estimates are based upon currently available information.

Based on the past experience and expected customer default status of financial guarantee services, the Company estimates the probable loss for immature financial guarantee services to be approximately 62% and 55% of contract amount as of September 30, 2017 and December 31, 2016, respectively, for possible credit risk of its guarantees. In addition, the Company accrued specific provisions for repayment on behalf of guarantee customers who defaulted on their loans. The Company reviews the provision on a quarterly basis. The allowance is detailed in following table:

	September 30, 2017 (Unaudited)	December 31, 2016
Allowance for immature financial guarantee services	$7,058,187	$6,005,608

Allowance for repayment on behalf of guarantee service customers losses	12,089,724	11,543,868
Allowance for repayment on behalf of a related party losses	102,270	98,000
Total allowance for repayment on behalf of guarantee customers losses	$12,191,994	$11,641,868

The Company recorded a provision of US$1,142,807 and US$599,808 for the three months ended September 30, 2017 and 2016, respectively, and recorded a provision of US$830,140 and reversed a provision of US$385,352 for the nine months ended September 30, 2017 and 2016, respectively. As the Company collected from guarantee customers for payments on behalf of in the amount of US$44,075 and US$1,825,730, for the nine month ended September 30, 2017 and 2016, respectively. Among the collection, US$44,075 and US$1,825,730 were accrued of 100% allowance as of pervious year end.

As of September 30, 2017 and December 31, 2016, the management charged off specific provision for three and two customers in the amount of US$164,220 and US$142,966, considering remote collectability from the customers.

F-46

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

(f)	Non-interest expenses

Non-interest expenses primarily consist of salary and benefits for employees, traveling cost, entertainment expenses, depreciation of equipment, office rental expenses, professional service fee, office supplies, etc.

(g)	Income tax

Current income tax expenses are provided for in accordance with the laws of the relevant taxing authorities. As part of the process of preparing financial statements, the Company is required to estimate its income taxes in each of the jurisdictions in which it operates. The Company accounts for income taxes using the liability approach. Under this method, deferred income taxes are recognized for tax consequences in future years of differences between the tax bases of assets and liabilities and their reported amounts in the financial statements at each year-end and tax loss carry forwards. Deferred tax assets and liabilities are measured using enacted tax rates applicable for the differences that are expected to affect taxable income.

(h)	Comprehensive loss

Comprehensive loss includes net loss and foreign currency adjustments. Comprehensive loss is reported in the statements of operations and comprehensive loss.

Accumulated other comprehensive income, as presented on the balance sheets are the cumulative foreign currency translation adjustments.

(i)	Share-based awards

Share-based awards granted to the Company’s employees are measured at fair value on grant date and share-based compensation expense is recognized (i) immediately at the grant date if no vesting conditions are required, or (ii) using the accelerated attribution method, net of estimated forfeitures, over the requisite service period. The fair value of restricted shares is determined with reference to the fair value of the underlying shares.

At each date of measurement, the Company reviews internal and external sources of information to assist in the estimation of various attributes to determine the fair value of the share-based awards granted by the Company, including but not limited to the fair value of the underlying shares, expected life, expected volatility and expected forfeiture rates. The Company is required to consider many factors and make certain assumptions during this assessment. If any of the assumptions used to determine the fair value of the share-based awards changes significantly, share-based compensation expense may differ materially in the future from that recorded in the current reporting period.

(j)	Operating leases

The Company leases its principal office under a lease agreement that qualifies as an operating lease. The Company records the rental under the lease agreement in the operating expense when incurred.

(k)	Commitments and contingencies

In the normal course of business, the Company is subject to loss contingencies, such as legal proceedings and claims arising out of its business, that cover a wide range of matters, including, among others, government investigations and tax matters. In accordance with ASC No. 450 Sub topic 20, “Loss Contingencies”, the Company records accruals for such loss contingencies when it is probable that a liability has been incurred and the amount of loss can be reasonably estimated.

F-47

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

4.	VARIABLE INTEREST ENTITIES AND OTHER CONSOLIDATION MATTERS

As of September 30, 2017, the Company had only one VIE.

The following financial statement amounts and balances of the VIE were included in the unaudited condensed interim consolidated financial statements as of September 30, 2017 and December 31, 2016 and for the three and nine months ended September 30, 2017, 2017 and 2016:

	September 30, 2017 (Unaudited)	December 31, 2016
Total assets	$4,332,304	$7,968,077
Total liabilities	$7,725,585	$8,012,892

	For the three months ended September 30,		For the nine months ended September 30,
	2017 (Unaudited)	2016 (Unaudited)	2017 (Unaudited)	2016 (Unaudited)
Revenue	$120,030	$672,646	$239,202	$1,151,308
Net (loss)/income	$(641,053)	$2,807	$(3,271,977)	$910,203

5.	RISKS

(a)	Credit risk

Credit risk is one of the most significant risks for the Company’s business. Credit risk exposures arise principally in lending activities, finance lease and financial guarantee activities which is an off-balance sheet financial instrument.

Credit risk is controlled by the application of credit approvals, limits and monitoring procedures. The Company manages credit risk through in-house research and analysis of the Chinese economy and the underlying obligors and transaction structures. To minimize credit risk, the Company requires collateral in the form of rights to cash, securities or property and equipment.

The Company identifies credit risk collectively based on industry, geography and customer type. This information is monitored regularly by management.

1.1 Lending activities

In measuring the credit risk of lending loans to corporate customers, the Company mainly reflects the “probability of default” by the customer on its contractual obligations and considers the current financial position of the customer and the exposures to the customer and its likely future development. For individual customers, the Company uses standard approval procedures to manage credit risk for personal loans.

In addition, the Company calculates the provision amount as below:

1.	General Reserve - is based on total loan receivable balance and to be used to cover unidentified probable loan loss. According to management assessment, the General Reserve is required to be no less than 1% of total loan receivable balance.

2.	Special Reserve - is fund set aside covering losses due to risks related to a particular country, region, industry, company or type of loans. The reserve rate could be decided based on management estimate of loan collectability. The Loan portfolio did not include any loans outside of the PRC.

3.	Specific Reserve – is based on a loan by loan basis covering losses due to risks related to the ability and intension of repayment of each customer. The reserve rate was individually assessed based on management estimate of loan collectability

F-48

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

5.	RISKS (CONTINUED)

1.2 Guarantee activities

The off-balance sheet commitments arising from guarantee activities carry similar credit risk to loans and the Company takes a similar approach on risk management.

Off-balance sheet commitments with credit exposures are also assessed and categorized with reference to the Guideline and include additional amounts on a specific basis.

(b)	Liquidity risk

The Company is also exposed to liquidity risk which is risk that it is unable to provide sufficient capital resources and liquidity to meet its commitments and business needs. Liquidity risk is controlled by the application of financial position analysis and monitoring procedures. When necessary, the Company will turn to other financial institutions and the owners to obtain short-term funding to meet the liquidity shortage.

(c)	Foreign currency risk

A majority of the Company’s operating activities and a significant portion of the Company’s assets and liabilities are denominated in RMB, which is not freely convertible into foreign currencies. All foreign exchange transactions take place either through the Peoples’ Bank of China (“PBOC”) or other authorized financial institutions at exchange rates quoted by PBOC. Approval of foreign currency payments by the PBOC or other regulatory institutions requires submitting a payment application form together with suppliers’ invoices and signed contracts. The value of RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market.

(d)	Concentration risk

As of September 30, 2017 and December 31, 2016, the Company held cash and cash equivalent of US$3,030,468 and US$768,501, respectively, that is uninsured by the government authority.

To limit exposure to credit risk relating to deposits, the Company primarily places cash deposits only with large financial institutions in the PRC with acceptable credit ratings.

The Company’s operations are carried out in the PRC. Accordingly, the Company’s business, financial condition and results of operations may be influenced by the political, economic and legal environments in the PRC as well as by the general state of the PRC’s economy. The business may be influenced by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

No customer accounted for more than 10% of total loan balance as of September 30, 2017 and December 31, 2016.

F-49

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

6.	LOANS RECEIVABLE, NET

The interest rates on loan issued ranged between 9.6%~ 19.44% and 9.6%~ 19.44% % for the nine months ended September 30, 2017 and 2016, respectively.

6.1 Loans receivable consist of the following:

	September 30, 2017 (Unaudited)	December 31, 2016

Business loans	$36,783,453	$37,786,657
Personal loans	21,483,267	20,736,324
Total Loans receivable	58,266,720	58,522,981
Allowance for loan losses
Collectively assessed	(19,835)	(50,481,240)
Individually assessed	(54,801,352)	(1,226,822)
Allowance for loan losses	(54,821,187)	(51,708,062)
Loans receivable, net	$3,445,533	$6,814,919

The Company originates loans to customers located primarily in Wujiang City, Jiangsu Province. This geographic concentration of credit exposes the Company to a higher degree of risk associated with this economic region.

All loans are short-term loans that the Company has made to either business or individual customers. As of September 30, 2017 and December 31, 2016, the Company had 67 and 70 business loan customers, and 40 and 41 personal loan customers, respectively. Most loans are either guaranteed by a third party whose financial strength is assessed by the Company to be sufficient or secured by collateral. Allowance on loan losses are estimated loan by loan on a quarterly basis based on an assessment of specific evidence indicating doubtful collection, historical experience, loan balance aging and prevailing economic conditions.

For the three months ended September 30, 2017 and 2016, a reversal of provision of US$452,786 and US$226,694 were charged to the condensed consolidated statements of operation, respectively. For the nine months ended September 30, 2017 and 2016, a provision of US$2,420,698 and a reversal of provision of US$133,177 were charged to the condensed consolidated statements of operation, respectively. Write-offs of $1,579,009 against allowances have occurred for the three and nine months ended September 30, 2017. No write-offs against allowances have occurred for the three and nine months ended September 30, 2016, respectively.

The following table presents nonaccrual loans with aging over 90 days by classes of loan portfolio as of September 30, 2017 and December 31, 2016, respectively:

	September 30, 2017 (Unaudited)	December 31, 2016

Business loans	$34,799,952	$35,885,947
Personal loans	21,483,267	20,693,126
	$56,283,219	$56,579,073

F-50

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

6.	LOANS RECEIVABLE, NET (CONTINUED)

The following table represents the aging of loans as of September 30, 2017 by type of loan:

	1-89 Days Past Due	90 - 179 Days Past Due	180 - 365 Days Past Due	Over 1 year Past Due	Total Past Due	Current	Total Loans

Business loans	$-	$-	$11,437,290	$23,362,662	$34,799,952	$1,983,501	$36,783,453
Personal loans	-	-	6,544,051	14,939,216	21,483,267	-	21,483,267
	$-	$-	$17,981,341	$38,301,878	$56,283,219	$1,983,501	$58,266,720

The following table represents the aging of loans as of December 31, 2016 by type of loan:

	1-89 Days Past Due	90 - 179 Days Past Due	180 - 365 Days Past Due	Over 1 year Past Due	Total Past Due	Current	Total Loans

Business loans	$-	$10,992,518	$5,585,728	$19,307,701	$35,885,947	$1,900,710	$37,786,657
Personal loans	43,198	6,234,908	428,956	14,029,262	20,736,324	-	20,736,324
	$43,198	$17,227,426	$6,014,684	$33,336,963	$56,622,271	$1,900,710	$58,522,981

F-51

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

6.	LOANS RECEIVABLE, NET (CONTINUED)

6.2 Analysis of loans by credit quality indicator

The following table summarizes the Company’s loan portfolio by credit quality indicator as of September 30, 2017 and December 31, 2016, respectively:

Five Categories	September 30, 2017 (Unaudited)%		December 31, 2016%

Pass	$1,983,501	3.4%	$1,900,710	3.2%
Special mention	-	-	-	-
Substandard	-	-	-	-
Doubtful	2,750,359	4.7%	9,866,430	16.9%
Loss	53,532,860	91.9%	46,755,841	79.9%
Total	$58,266,720	100%	$58,522,981	100%

6.3 Analysis of loans by collateral

The following table summarizes the Company’s loan portfolio by collateral as of September 30, 2017:

	September 30, 2017 (Unaudited)
	Business Loans	Personal Loans	Total
Guarantee backed loans	$34,682,867	$20,650,801	$55,333,668
Collateral backed loans	2,100,586	832,466	2,933,052
	$36,783,453	$21,483,267	$58,266,720

The following table summarizes the Company’s loan portfolio by collateral as of December 31, 2016:

	December 31, 2016
	Business Loans	Personal Loans	Total
Guarantee backed loans	$35,557,758	$19,904,043	$55,461,801
Collateral backed loans	2,228,899	832,281	3,061,180
	$37,786,657	$20,736,324	$58,522,981

Guarantee Backed Loans

A guaranteed loan is a loan guaranteed by a third party who is usually a corporation or high net worth individual. As of September 30, 2017 and December 31, 2016, guaranteed loans make up 95.0% and 94.8% of our direct loan portfolio, respectively.

Collateral Backed Loans

A collateral backed loan is a loan in which the borrower puts up an asset under their ownership, possession or control, as collateral for the loan. An asset usually is land use rights, inventory, equipment or buildings. The loan is secured against the collateral and we do not take physical possession of the collateral at the time the loan is made. We will verify ownership of the collateral and then register the collateral with the appropriate government agencies to complete the secured transaction. In the event that the borrower defaults, we can then take possession of the collateral asset and sell it to recover the outstanding balance owed. If the sale proceed of the collateral asset is not sufficient to pay off the debt, we will file a lawsuit against the borrower and seek payment for the remaining balance.

F-52

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

7.	ALLOWANCE FOR LOAN LOSSES

The following tables present the activity in the allowance for loan losses and related recorded investment in loans receivable by classes of the loans individually and collectively evaluated for impairment as of and for the three months ended September 30, 2017 and 2016:

	Business Loans (Unaudited)	Personal Loans (Unaudited)	Total (Unaudited)
For the three months ended September 30, 2017
Beginning balance	$35,315,516	$20,584,442	$55,899,958
Charged off	(1,579,009)	-	(1,579,009)
Recoveries	(367,925)	(113,862)	(481,787)
Provisions	-	-	-
Foreign exchange loss	605,711	376,314	982,025
Ending balance	33,974,293	20,846,894	54,821,187
Ending balance: individually evaluated for impairment	33,954,458	20,846,894	54,801,352
Ending balance: collectively evaluated for impairment	$19,835	$-	$19,835

	Business Loans (Unaudited)	Personal Loans (Unaudited)	Total (Unaudited)
For the three months ended September 30, 2016
Beginning balance	$34,326,727	$20,161,476	$54,488,203
Recoveries	(50,612)	(121,435)	(172,047)
Provisions	(360)	-	(360)
Foreign exchange gain	(133,237)	(78,256)	(211,493)
Ending balance	34,142,518	19,961,785	54,104,303
Ending balance: individually evaluated for impairment	-	-	-
Ending balance: collectively evaluated for impairment	$34,142,518	$19,961,785	$54,104,303

The following tables present the activity in the allowance for loan losses and related recorded investment in loans receivable by classes of the loans individually and collectively evaluated for impairment as of and for the nine months ended September 30, 2017 and 2016:

	Business Loans (Unaudited)	Personal Loans (Unaudited)	Total (Unaudited)
For the nine months ended September 30, 2017
Beginning balance	$32,356,953	$19,351,109	$51,708,062
Charged off	(1,579,009)	-	(1,579,009)
Recoveries	(634,227)	(149,122)	(783,349)
Provisions	2,416,558	787,479	3,204,037
Foreign exchange loss	1,414,018	857,428	2,271,446
Ending balance	33,974,293	20,846,894	54,821,187
Ending balance: individually evaluated for impairment	33,954,458	20,846,894	54,801,352
Ending balance: collectively evaluated for impairment	$19,835	$-	$19,835

F-53

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

7.	ALLOWANCE FOR LOAN LOSSES (CONTINUED)

	Business Loans (Unaudited)	Personal Loans (Unaudited)	Total (Unaudited)
For the nine months ended September 30, 2016
Beginning balance	$35,083,738	$20,511,915	$55,595,653
Recoveries	(127,977)	(1,155)	(129,132)
Provisions	125,729	-	125,729
Foreign exchange gain	(938,972)	(548,975)	(1,487,947)
Ending balance	34,142,518	19,961,785	54,104,303
Ending balance: individually evaluated for impairment	-	-	-
Ending balance: collectively evaluated for impairment	$34,142,518	$19,961,785	$54,104,303

The following table presents the classes of the loan portfolio summarized by the aggregate pass rating and the classified ratings of special mention, substandard, doubtful and loss within the Company’s internal risk rating system as of September 30, 2017:

	Pass (Unaudited)	Special Mention (Unaudited)	Substandard (Unaudited)	Doubtful (Unaudited)	Loss (Unaudited)	Total (Unaudited)

Business loans	$1,983,501	$-	$-	$1,669,953	$33,129,999	$36,783,453
Personal loans	-	-	-	1,080,406	20,402,861	21,483,267
	$1,983,501	$-	$-	$2,750,359	$53,532,860	$58,266,720

The following table presents the classes of the loan portfolio summarized by the aggregate pass rating and the classified ratings of special mention, substandard, doubtful and loss within the Company’s internal risk rating system as of December 31, 2016:

	Pass (Unaudited)	Special Mention (Unaudited)	Substandard (Unaudited)	Doubtful (Unaudited)	Loss (Unaudited)	Total (Unaudited)

Business loans	$1,900,710	$-	$-	$7,096,000	$28,789,947	$37,786,657
Personal loans	-	-	-	2,770,430	17,965,894	20,736,324
	$1,900,710	$-	$-	$9,866,430	$46,755,841	$58,522,981

F-54

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

8.	GUARANTEE PAID ON BEHALF OF GUARANTEE CUSTOMERS, NET

	September 30, 2017 (Unaudited)	December 31, 2016
Guarantee paid on behalf of guarantee service customers	$12,089,778	$11,642,755
Allowance for repayment on behalf of guarantee service customers losses	(12,089,724)	(11,543,868)
Guarantee paid on behalf of guarantee service customers, net	$54	$98,887
Guarantee paid on behalf of a related party	204,540	196,000
Allowance for repayment on behalf of a related party losses	(102,270)	(98,000)
Total	$102,270	$98,000

As of September 30, 2017 and December 31, 2016, guarantee pay on behalf of guarantee service customers represents payment made by the Company to banks on behalf of thirty-two of its third-party guarantee service customers who defaulted on their loan repayments to the banks. Guarantee pay on behalf of a related party represents payment made by the Company to banks on behalf of one and one of its related party customers. Management performs an evaluation of the adequacy of the allowance. The allowance is based on the Company’s past loan loss history, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of any underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.

9.	NET INVESTMENT IN DIRECT FINANCING LEASE

On September 25, 2014, PFL entered into a finance lease agreement for the leasing of manufacturing equipment with a total lease receivable of US$2.73 million, with a lease term of 2 years. The lease bears an interest rate of 10.36% per annum. As of September 30, 2017, the fiancé lease agreement expired with an outstanding investment in finance lease of $976,724. The Company recorded an allowance of $751,326 on the outstanding investment.

On October 13, 2014, PFL entered into another finance lease agreement for the leasing of manufacturing equipment with a total lease receivable of US$2.88 million, with a lease term of 3 years. The lease bears an interest rate of 11.11% per annum. On October 13, 2017, the fiancé lease agreement expired with an outstanding investment in finance lease of $2,089,706. The Company recorded an allowance of $1,864,309 on the outstanding investment.

F-55

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

9.	NET INVESTMENT IN DIRECT FINANCING LEASE (CONTINUED)

Following is a summary of the components of the Company’s net investment in direct financing leases as of September 30, 2017 and December 31, 2016:

	September 30, 2017 (Unaudited)	December 31, 2016

Total minimum lease payments to be received	$3,365,941	$3,599,831
Less: Amounts representing estimated executory costs	-	-
Minimum lease payments receivable	3,365,941	3,599,831
Less Allowance for uncollectible	(2,615,635)	(2,441,663)
Net minimum lease payments receivable	750,306	1,158,168
Estimated residual value of leased property		-
Less: Unearned income	(299,511)	(287,009)
Net investment in direct financing lease	$450,795	$871,159

F-56

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

10.	PROPERTY AND EQUIPMENT

The Company’s property and equipment used to conduct day-to-day business are recorded at cost less accumulated depreciation. Depreciation expenses are calculated using straight-line method over the estimated useful life with 5% salvage value below:

Property and equipment consist of the following:

	Useful Life (years)	September 30, 2017 (Unaudited)	December 31, 2016
Furniture and fixtures	5	$21,715	$20,808
Electronic equipment	3	137,033	131,314
Leasehold improvement	3	166,617	159,662
Less: accumulated depreciation		(309,638)	(291,815)
Property and equipment, net		$15,727	$19,969

Depreciation expense totaled US$1,700 and US$11,053 for the three months ended September 30, 2017 and 2016, respectively. Depreciation expense totaled US$4,999 and US$43,062 for the nine months ended September 30, 2017 and 2016, respectively.

11.	OTHER CURRENT LIABILITIES

Other current liabilities as of September 30, 2017 and December 31, 2016 consisted of:

	September 30, 2017 (Unaudited)	December 31, 2016
Accrued payroll	$40,470	$37,575
Accrued office rental expenses	28,550	34,558
Other tax recoverable	(43,353)	(44,007)
Accrued provision for cash settlement against legal proceedings	245,000	225,000
Other payable	53,513	20,321
	$324,180	$273,447

On November 22, 2016, we filed a stipulation and agreement of settlement (“Stipulation”) with all persons and entities that purchased or otherwise acquired CCCR shares between August 14, 2013 and July 25, 2014 (collectively “Led Defendants”). On June 1, 2017, following a final fairness hearing on May 30, 2017 regarding the proposed settlement, the Court entered a final judgment and order that: (i) dismisses with prejudice the claims asserted in the Securities Class Action against all named defendants in connection with the Securities Class Action, including the Company, and releases any claims that were or could have been asserted that arise from or relate to the facts alleged in the Securities Class Action, such that every member of the settlement class will be barred from asserting such claims in the future; and (ii) approves the payment of $220,000 in cash and the issuance of 950,000 shares of its common stock (the “Settlement Shares”) to members of the settlement class. In addition, the Company would incur a payment of $25,000 in cash to class administrator.

The Company accounted for the cash payment aggregating $245,000 as an accrued liability and the share settlement of 950,000 shares in the amount of US$2,308,500 (at market value of $2.43 per share on June 1, 2017) as an additional paid-in capital. Accordingly the Company recorded expenses of $1,838,500 and $690,000 for the nine months ended September 30, 2017 and 2016, respectively, under the account of “Litigation and settlement cost for the shareholders’ lawsuit”. The $245,000 cash portion of the settlement has been paid in October subsequently.

F-57

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

12.	OTHER OPERATING EXPENSES

Other operating expenses for the three and nine months ended September 30, 2017 and 2016 consisted of:

	For the three months ended September 30,		For the nine months ended September 30,
	2017 (Unaudited)	2016 (Unaudited)	2017 (Unaudited)	2016 (Unaudited)
Depreciation and amortization	$1,700	$12,168	$4,999	$46,455
Travel expenses	14,633	9,647	29,617	13,134
Entertainment expenses	6,148	42	10,623	11,970
Legal and consulting expenses	220,291	1,002,804	380,003	1,642,316
Car expenses	2,878	3,726	11,489	21,541
Bank charges	707	540	2,313	2,256
Audit-related expense	78,458	31,382	175,944	100,955
Other expenses	62,188	25,783	169,827	54,400
Total	$387,003	$1,086,092	$784,815	$1,893,027

13.	CAPITAL TRANSACTION

Common Stock

The Company is authorized to issue up to 100,000,000 shares of Common Stock.

On March 2, 2017, the Company issued 92,875 and 92,875 unrestricted shares to Long Yi, the Company’s Chief Financial Officer and Yang Jie, the Company’s VP of Finance, respectively. The shares were issued at a market value of US$1.04 per share, in the total amount of US$193,180, for the services provided.

On April 20, 2017, the Company issued 500,000 unregistered shares to four individuals, all of whom are citizens of P.R.C, for their services in seeking financial support for the Company. The Company compensates each of the individuals with 125,000 shares of common stock of the Company as incentive. The transaction was at arm’s length. The shares were issued at a market value of US$1.44 per share, in the total amount of US$720,000, for the services provided.

F-58

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

13.	CAPITAL TRANSACTION (CONTINUED)

On May 11, 2017 and June 21, 2017, the Company closed two private placements to two third party individual investors to issue 60,000 and 625,000 common shares, respectively, at a per share price of US$1.0 and US$0.8, in the total amount of US$60,000 and US$500,000, respectively. These transactions were at arm’s length. The shares shall be authorized for listing on the NASDAQ capital market before closing, and the net proceeds of the sale of the shares shall be used by the Company for working capital and general corporate purpose.

On September 29, 2017, the Company closed two private placements to two individual investors to issue 452,486 and 100,000 common shares, respectively, at a per share price of US$1.81, in the total amount of US$1,000,000. Among the two individuals, one of them is the Vice President of Finance of the Company (Note 16(2)). These transactions were at arm’s length. The net proceeds of the sale of the shares shall be used by the Company for working capital and general corporate purpose, payment of the transactional expenses related to the acquisition of all the outstanding issued shares of Sorghum Investment Holding Limited (“Sorghum”) from certain shareholders of Sorghum, and payments related to the securities class action and derivative action disclosed in Note 17(3).

During the three months ended September 30, 2017, the Company issued an aggregation of 470,000 unregistered shares to eight professional service providers for legal and consulting services provided to the Company. The common shares were issued as compensations for the services provided to the Company. The transaction was at arm’s length. The fair value of the services provided was in in the total amount of US$1,226,300, at a per share price at the market price of the issuance dates.

As of September 30, 2017, there were 19,030,915 shares of Common Stock issued and outstanding.

Warrants

As of December 31, 2016, the Company had outstanding warrants to purchase 1,123,400 shares.

During the nine months ended September 30, 2017, the outstanding warrants to purchase 1,123,400 shares expired.

On September 29, 2017, the Company issued warrants to purchase 158,370 and 35,000 shares to two investors, respectively, as part of the private placements mentioned above. The warrant has an exercise price of $2.26 per share and is exercisable on the date of issuance and expire five years from the date of issuance. The fair value of the warrants aggregated $186,268, estimated by using the Black-Scholes valuation model.

As of September 30, 2017, the Company had outstanding warrants to purchase 193,370 shares.

F-59

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

14.	LOSS PER COMMON SHARE

The following table sets forth the computation of basic and diluted earnings per common share for the three and nine months ended September 30, 2017 and 2016, respectively:

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2017 (Unaudited)	2016 (Unaudited)	2017 (Unaudited)	2016 (Unaudited)

Net loss attributable to the common shareholders	$(2,515,292)	$(624,445)	$(8,530,244)	$(1,206,116)

Basic weighted-average common shares outstanding	18,092,369	15,889,853	17,371,183	14,026,815
Effect of dilutive securities	-	-	-	-
Diluted weighted-average common shares outstanding	18,092,369	15,889,853	17,371,183	14,026,815

Loss per share:
Basic	$(0.139)	$(0.039)	$(0.491)	$(0.086)
Diluted	$(0.139)	$(0.039)	$(0.491)	$(0.086)

Basic loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Diluted loss per share is the same as basic loss per share due to the lack of dilutive items in the Company for the three and nine months ended September 30, 2017 and 2016. The number of warrants is omitted from the computation as the anti-dilutive effect.

F-60

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

15.	INCOME TAXES

Effective January 1, 2008, the New Taxation Law of PRC stipulates that domestically owned enterprises and foreign invested enterprises (the “FIEs”) are subject to a uniform tax rate of 25%. While the New Tax Law equalizes the tax rates for FIEs and domestically owned enterprises, preferential tax treatment may continue to be given to companies in certain encouraged sectors and to entities classified as high-technology companies, regardless of whether these are domestically-owned enterprises or FIEs. In November 2009, the Jiangsu Province Government issued Su Zheng Ban Fa [2009] No. 132 which stipulates that micro-credit companies in Jiangsu Province is subject to preferential tax rate of 12.5%. As a result, the Company is subject to the preferential tax rate of 12.5% for its loan business for the periods presented. The taxation practice implemented by the tax authority governing the Company is that the Company pays enterprise income taxes at rate of 25% on a quarterly basis, and upon annual tax settlement done by the Company and the tax authority in five (5) months after December 31, the tax authority will refund the Company the excess enterprise income taxes it paid beyond the rate of 12.5%. However since 2015, the excess enterprise income taxes paid will not be refunded but can be used to offset the future income tax payable arising from taxable income.

The Company evaluates the level of authority for each uncertain tax position (including the potential application of interest and penalties) based on the technical merits, and measures the unrecognized benefits associated with the tax positions. For the three and nine months ended September 30, 2017 and 2016, the Company had no unrecognized tax benefits. For the nine months ended September 30, 2017, the Company made net tax operating loss from its PRC subsidiaries and its consolidated VIE of US$3,073,360. As of September 30, 2017, the Company has carry-forward tax operating losses from its PRC subsidiaries and its condensed consolidated VIE of US$64,500,641, which will expire from the year ending December 31, 2019 to 2022. The Company recognized deferred income tax assets of US$12,099,165 as of September 30, 2017. However, the Company estimates there will be no sufficient net income before income tax from years ending December 31, 2017 to 2022 to realize the deferred income tax assets. The Company provided valuation allowance for deferred income tax assets of US$12,099,165 as of September 30, 2017. As such, the effective tax rates for the three and nine months ended September 30, 2017 and 2016 are 0% and 0%, respectively.

The Company does not anticipate any significant increase to its liability for unrecognized tax benefit within the next 12 months. The Company will classify interest and penalties related to income tax matters, if any, in income tax expense.

Deferred tax liability arises from government incentive for the purpose of covering the Company’s actual loan losses and ruled that the income tax will be imposed on the subsidy if the purpose is not fulfilled within 5 years after the Company receives the subsidy. As of September 30, 2017 and December 31, 2016, subsidy of US$1,715,510 and US$1,353,810 did not fulfill the purpose within due date and the related deferred tax liability was transferred to income tax payable. As of September 30, 2017 and December 31, 2016, the deferred tax liability amounted to US$81,901 and US$139,947, respectively.

F-61

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

16.	RELATED PARTY TRANSACTIONS AND BALANCES

1)	Nature of relationships with related parties

Name	Relationship with the Company
Wujiang Chunjia Textile Trading Co., Ltd (“Chunjia Textile”)	Controlled by Huichun Qin
Suzhou Rongshengda Investment Holding Co., Ltd.	Controlled by shareholders of Wujiang Luxiang
Yang Jie	Vice President of Finance
Huichun Qin	Non-controlling shareholder and former CEO and chairman of board of directors

2)	Related party transactions

During the year ended December 31, 2016, the Company made a loan of US$1,945,224 to Suzhou Rongshengda Investment Holding Co., Ltd., a company controlled by shareholders of Wujiang Luxiang. Due to the short-term borrowing, the Company did not charge any interest or fees. By September 30, 2017, the balance was collected.

On September 29, 2017, the Company closed a private placement to Mr. Yang Jie to issue 452,486 common shares, respectively, at a per share price of US$1.81, in the total amount of US$819,000. These transactions were at arm’s length. The net proceeds of the sale of the shares shall be used by the Company for working capital and general corporate purpose, payment of the transactional expenses related to the acquisition of all the outstanding issued shares of Sorghum Investment Holding Limited (“Sorghum”) from certain shareholders of Sorghum, and payments related to the securities class action and derivative action disclosed in Note 17(3).

3)	Related party balances

Amount due from related parties were as follows:

	September 30, 2017 (Unaudited)	December 31, 2016

Suzhou Rongshengda Investment Holding Co., Ltd.	$-	$469,418
Chunjia Textile	204,540	196,001
Huichun Qin	$1,051,857	$1,007,953

As of September 30, 2017, the Company provided financial guarantee service for Chunjia Textile to guarantee loans of US$204,540. The Company accrued provision of US$102,270 on the outstanding balance as of September 30, 2017.

Huichun Qin transferred $1,098,197(equivalent of RMB 7 million) to his personal account without proper authorization on July 2, 2014. As of September 30, 2017, Huichun Qin has not repaid the balance. The amount was recorded as a deduction of the Company’s equity as of September 30, 2017 and December 31, 2016, respectively.

F-62

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

17.	COMMITMENTS AND CONTINGENCIES

1)	Lease Commitments

During the year ended December 31, 2016, the Company leased its new office under a lease agreement from January 1, 2017 to December 31, 2019. As a result, in January 2017, the Company terminated the lease agreement for its former principal office which agreement was to expire on May 31, 2021. No default penalty was paid for the earlier termination. The following table sets forth the Company’s contractual obligations as of September 30, 2017 in future periods:

Rental payments (Unaudited)

Year ending September 30, 2018	30,643
Year ending September 30, 2019	25,202
Year ending September 30, 2020	6,392
Total	$62,237

2)	Guarantee Commitments

The guarantees will terminate upon payment and/or cancellation of the obligation; however, payments by the Company would be triggered by failure of the guaranteed party to fulfill its obligation covered by the guarantee. Generally, the average guarantee expiration terms ranged within 12 to 24 months and the average percentage of the guarantee amount as security deposit is 10% ~ 20%. As of September 30, 2017 and December 31, 2016, the loan amount guaranteed by the Company was US$11,367,564 and US$10,893,089, respectively, for its financial guarantee service customers.

F-63

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

17.	COMMITMENTS AND CONTINGENCIES (CONTINUED)

3)	Contingencies

The Company is involved in various legal actions arising in the ordinary course of its business. As of September 30, 2017, the Company was involved in 109 lawsuits, among which 76 were related to its loan business and 32 were related to guarantee business and 1 was related to financial lease. The Company initiated legal proceedings to collect delinquent balances from borrowers and guarantees. 84 of these cases with an aggregated claim of US$41.16 million have been adjudicated by the Court in favor of the Company and these cases are settled or in the process of enforcement. The remaining 25 cases with an aggregated claim of US$18.17 million have not been adjudicated by the Court as of September 30, 2017.

On August 6, 2014, a purported shareholder Andrew Dennison filed a putative class action complaint in the United States District Court District of New Jersey (the “N.J. district court”) relating to a July 25, 2014 press release about the Company’s progress in recovering a significant portion of the $5.4 million the Company paid in the first quarter of 2014 on behalf of loan guarantee customers. The action, Andrew Dennison v. China Commercial Credit, Inc., et al., Case No. 2:2014-cv-04956, alleges that the Company and its current and former officers and directors Huichun Qin, Long Yi, Jianming Yin, Jinggen Ling, Xiangdong Xiao, and John F. Levy violated the federal securities laws by misrepresenting in prior public filings certain material facts about the risks associated with its loan guarantee business. On October 2, 2014, purported shareholders Zhang Yun and Sanjiv Mehrotra (the “Yun Group”) asserted substantially similar claims against the same defendants in a putative class action captioned Zhang Yun v. China Commercial Credit, Inc., et al., Case No. 2:14-cv-06136 (D. N.J.). Neither complaint states the amount of damages sought.

On or about October 6, 2014, Dennison, the Yun Group and another purported shareholder, Jason Stark, filed motions to consolidate the cases, be appointed as lead plaintiff and to have their respective counsel appointed as lead counsel. On October 31, 2014, the N.J. district court entered an order consolidating the cases under the caption “In re China Commercial Credit Inc. Securities Litigation” and appointing the Yun Group as lead plaintiff (“Class Plaintiff”) and the Yun Group’s counsel as lead counsel.

On November 18, 2014, the Yun Group and the Company, which at that point was the only defendant served, entered into a stipulation to transfer of the case to the Southern District of New York. On December 18, 2014, Mr. Levy, who had by then been served, joined in the stipulation. On December 29, 2014, the N.J. district court entered an order transferring the action. The transfer was effected on January 22, 2015, and assigned docket number 1:15-cv-00557-ALC (S.D.N.Y.). (the “Securities Class Action”)

F-64

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

17.	COMMITMENTS AND CONTINGENCIES (CONTINUED)

Under the schedule stipulated by the parties, the Yun Group was to file an amended complaint within 60 days of the date that the transfer was effected, and the defendants’ date to answer or move was within 60 days of that filing. On April 7, 2015, the Class Plaintiff filed a Second Amended Class Action Complaint (the “CAC”). The CAC also asserts securities law claims against defendants Axiom Capital Management, Inc., Burnham Securities Inc. and ViewTrade Securities, Inc. (collectively, the “Underwriter Defendants”). The CAC alleges that the Company engaged in a fraudulent scheme by engaging in undisclosed and improper lending practices and made misleading representations regarding its underwriting policies, the loan portfolio quality, the loan loss allowance, compliance with U.S. GAAP and its internal control systems.

In accordance with the Court’s procedures, the Company and Mr. Levy and the Underwriter Defendants requested a Pre-Motion Conference in anticipation of filing a motion to dismiss the CAC, which was held on June 25, 2015. At the conference, the Court adjourned the date to answer or move in order to provide the Class Plaintiff with time to serve certain overseas defendants. After the conference, the Class Plaintiff voluntarily dismissed Jianming Yin, Jinggen Ling and Xiangdong Xiao from the action, and Long Yi agreed to waive service, which left Huichun Qin as the sole remaining defendant to serve.

On November 22, 2016, the Company entered into a Stipulation and Agreement of Settlement (the “Stipulation”) to settle the Securities Class Action. The Stipulation resolves the claims asserted against the Company and certain of its current and former officers and directors in the Securities Class Action without any admission or concession of wrongdoing or liability by the Company or the other defendants. On June 1, 2017, following a final fairness hearing on May 30, 2017 regarding the proposed settlement, the Court entered a final judgment and order that (i) dismisses with prejudice the claims asserted in the Securities Class Action against all named defendants in connection with the Securities Class Action, including the Company, and releases any claims that were or could have been asserted that arise from or relate to the facts alleged in the Securities Class Action, such that every member of the settlement class will be barred from asserting such claims in the future; and (ii) approves the payment of $220,000 in cash and the issuance of 950,000 shares of its common stock (the “Settlement Shares”) to members of the settlement class. In addition, the Company would incur a payment of $25,000 in cash to class administrator. At present, the Company is waiting for the Court to approve the disbursement of the Settlement Shares. Plaintiff is filing a motion to obtain such approval. The $245,000 cash portion of the settlement has been paid in full. The Company accrued settlement cost aggregating US$1,863,500 and US$690,000 during the nine months ended September 2017 and 2016, respectively.

On July 28, 2017, the Court entered a clarifying order to specify the allocation of attorneys’ fees in accordance with the Stipulation.

The Settlement Shares are exempt from registration under Section 3(a)(10) of the Securities Act of 1933, as amended. The settlement does not constitute any admission of fault or wrongdoing by the Company or any of the individual defendants.

F-65

CHINA COMMERCIAL CREDIT, INC.

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

17.	COMMITMENTS AND CONTINGENCIES (CONTINUED)

3)	Contingencies (continued)

Two of the Underwriter Defendants, Axiom Capital Management, Inc., and ViewTrade Securities, Inc., have asserted their respective rights to indemnification under the Underwriting Agreements entered into in connection with the Company’s initial public offering and secondary offering. On or about March 16, 2016, CCCR entered into an Advance Funding and Escrow Agreement, under which the CCCR agreed to deposit shares into escrow to fund the advancement obligation, with the initial deposit to be shares valued at Two Hundred Thousand Dollars ($200,000), based upon 80% of the 30 day volume weighted average Trading Price (“VWAP”) for each of the 30 consecutive trading days prior to the date of the Agreement.

On February 3, 2015, a purported shareholder KiramKodali filed a putative shareholder derivative complaint in the United States District Court for the Southern District of New York, captioned KiranKodali v. Huichun Qin, et al., Case No. 15-cv-806. The action alleges that the Company and its current and former officers and directors Huichun Qin, Long Yi, Jianming Yin, Jinggen Ling, Chunfang Shen, John F. Levy, Xiaofang Shen and Chunjiang Yu violated their fiduciary duties, grossly mismanaged the Company and were unjustly enriched based upon the transfer that was the subject of the Internal Review and other grounds substantially similar to those asserted in the class action complaints. Kodali did not serve a demand upon the Company and alleges that demand is excused. The Company and Mr. Levy have been served. An amended derivative complaint was filed on April 20, 2015. On May 29, 2015, the Court “so ordered” a stipulation among Kodali, the Company and Mr. Levy staying all proceedings in the derivative case except for service of process on individual defendants until the earlier of thirty days of termination of the stipulation, dismissal of the class action with prejudice or the date any of the defendants in the class action file an answer to the CAC. The Company believes that this lawsuit is without merit and intends to vigorously defend against it. At this stage of the proceedings, the Company is not able to estimate the probability of success or loss.

On May 18, 2015, WFOE filed a civil complaint against Huichun Qin with the Wujiang Region Suzhou City People’s Court claiming Mr. Qin’s misappropriation of RMB 7 million in July 2014. The complaint was rejected due to a procedural issue. The Company has since learned that Mr. Qin has been convicted and sentenced to a term of incarceration of approximately five years. In view of this information, the Company is evaluating its strategic options.

The Company and its directors were parties to a lawsuit filed on September 1, 2017, by Juan C. Rojas (“Plaintiff”), on behalf of himself and all other similarly situated stockholders of China Commercial Credit, Inc., in the Chancery Court of the State of Delaware (the “Delaware Chancery Court”) (Case No. 2017-0633-JTL) (the “Action”), which sought injunctive relief, costs, and attorney’s fees. Plaintiff’s Verified Class Action Complaint (“Complaint”) alleged that the Company’s directors breached their fiduciary duties to the Company’s stockholders by failing to disclose all necessary material information relating to the Company’s entry into an Exchange Agreement (“Exchange Agreement”) with Sorghum Investment Holdings Limited (“Sorghum”) on August 9, 2017, and preventing the Company’s stockholders from casting a fully informed vote on the Company’s acquisition of Sorghum, and other proposals contained in the Company’s preliminary proxy statement, dated August 14, 2017 (“Preliminary Proxy Statement). Plaintiff filed a Motion to Expedite the Proceeding (“Motion to Expedite”) seeking to expedited consideration of Plaintiff’s Motion for Preliminary Injunction, which was filed simultaneously with Plaintiff’s Complaint. The Company opposed the Motion to Expedite on September 20, 2017, and the Delaware Chancery Court held a hearing on the Motion to Expedite on September 22, 2017, wherein it denied Plaintiff’s Motion to Expedite without prejudice. On September 28, 2017, the Company filed a motion to dismiss Plaintiff’s Complaint (“Motion to Dismiss”). Plaintiff has not responded to the Company’s Motion to Dismiss.

On October 10, 2017, the Company filed Amendment No. 1 to its Preliminary Proxy Statement (the “Amended Preliminary Proxy”) with the U.S. Securities and Exchange Commission (the “Commission”) in response to the Commission’s September 8, 2017 comment letter (“Comment Letter”). After reviewing the Amended Preliminary Proxy, Plaintiff determined that the Company’s Amended Preliminary Proxy rendered the claims asserted in Plaintiff’s Complaint moot and/or otherwise unsuitable for further pursuit. On October 19, 2017, the Company and Plaintiff entered into a stipulation (“Stipulation”) wherein Plaintiff agreed to voluntarily dismiss his claims against the Company, and its directors, with prejudice. The Delaware Chancery Court granted the Stipulation on October 20, 2017, and entered an Order dismissing the Action with prejudice. In accordance with the Order, the Company will advise the Delaware Chancery Court within fifteen (15) days of the earlier of (a) the stockholder vote on the Exchange Agreement relating to the proposals, or (b) the termination of the Exchange Agreement, and whether the parties to the Action have reached an agreement with respect to Plaintiff’s anticipated request for fees and expenses. Currently, no compensation in any form has passed from the Company, or its directors, to Plaintiff or Plaintiff’s attorneys in the Action, and the Company has not made a promise to give any such compensation. On November 6, 2017, the Company filed Amendment No. 2 to its Preliminary Proxy Statement with the Commission in further response to comments from the Commission

18.	SHARE EXCHANGE AGREEMENT

On August 9, 2017, China Commercial Credit, Inc. (“the Company” or “CCCR”), has entered into Certain Share Exchange Agreement (“Exchange Agreement”) with the parent company of Sorghum Investment Holdings Limited (“Sorghum”). Pursuant to the terms of the Exchange Agreement, CCCR will acquire 100% of the outstanding shares of Sorghum through issuance of 152,587 of its common shares. This transaction will be accounted for as a “reverse acquisition” since, immediately following completion of the transaction, the shareholders of Sorghum prior to the transaction will effectuate control of the Company, through its 87.9% ownership interest in the post-merger entity. For accounting purpose, Sorghum will be deemed to be the accounting acquirer and CCCR will be deemed to be the accounting acquiree in the transaction. As of the date of this filing, the transaction is still in progress.

F-66

SORGHUM INVESTMENT HOLDINGS LIMITED

F-67

SORGHUM INVESTMENT HOLDINGS LIMITED

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Shareholders

Of Sorghum Investment Holdings Limited

We have audited the accompanying consolidated balance sheets of Sorghum Investment Holdings Limited (the “Company”) as of December 31, 2014, 2015 and 2016, and the related consolidated statements of operations and other comprehensive income (loss), changes in equity (deficit) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Sorghum Investment Holdings Limited, as of December 31, 2014, 2015 and 2016, and the consolidated results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum Bernstein & Pinchuk LLP

Marcum Bernstein & Pinchuk LLP

Beijing, China

August 14, 2017, except for Note 20, as to which the date is November 6, 2017

F-68

SORGHUM INVESTMENT HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS

(in thousands U.S. dollars, except for share and per share data)

	Notes	December 31, 2014	December 31, 2015	December 31, 2016
		US$	US$	US$
Assets:
Current assets:
Cash and cash equivalents		494	3,685	13,218
Accounts receivable, net	3	1,208	3,485	6,776
Current portion of long term receivables, net	3	2,173	7,284	18,497
Prepayment and other assets, net	4	4,120	32,224	37,150
Amounts due from related parties	12	1,958	1,411	3,004
Loans held for transfer	6	6,247	32,558	78,670
Total current assets		16,200	80,647	157,315

Non-current assets:
Property, equipment and software, net	7	366	553	1,859
Long term investments	8	—	—	634
Long term receivables, net	3	754	3,858	12,853
Deferred tax assets, net	13	527	1,053	5,726
Total non-current assets		1,647	5,464	21,072

Total assets		17,847	86,111	178,387

Liabilities:
Current liabilities
Dividends payable		—	—	7,200
Accrued expenses and other liabilities	10	4,617	27,399	27,516
Taxes payable	11	1,244	1,935	2,054
Advance from borrowers		6,425	47,972	102,009
Reserve liabilities		10,206	9,765	26,509
Current portion of long term borrowings	9	342	—	—
Short term borrowings	9	2,603	462	—
Total current liabilities		25,437	87,533	165,288

The accompanying notes are an integral part of these consolidated financial statements.

F-69

SORGHUM INVESTMENT HOLDINGS LIMITED

CONSOLIDATED BALANCE SHEETS-CONTINUED

(in thousands U.S. dollars, except for share and per share data)

	Notes	December 31, 2014	December 31, 2015	December 31, 2016
		US$	US$	US$

Non-current liabilities
Long term borrowings	9	1,627	1,433	1,339
Total non-current liabilities		1,627	1,433	1,339

Total liabilities		27,064	88,966	166,627

Commitments and Contingencies	18

Equity:
Common stock	16	5	5	5
Additional paid-in capital	16	609	8,779	8,960
Accumulated other comprehensive income/(loss)		53	111	(266)
(Accumulated deficit)/Retained earnings		(9,884)	(11,750)	3,061

Total (deficit)/equity		(9,217)	(2,855)	11,760

Total liabilities and equity		17,847	86,111	178,387

The accompanying notes are an integral part of these consolidated financial statements.

F-70

SORGHUM INVESTMENT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF OPERATIONS AND OTHER COMPREHENSIVE INCOME (LOSS)

(in thousands U.S. dollars, except for share and per share data)

	Notes	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2016
		US$	US$	US$
Net revenue:
Loan facilitation, post-lending management and other service, net		2,223	17,973	72,331
Business and sales related taxes		(13)	(160)	(468)
Total net revenue		2,210	17,813	71,863

Operating costs and expenses:
Sales and marketing		4,504	11,561	31,122
General and administrative		2,921	6,450	16,017
Research and development		1,222	1,432	6,460
Total operating costs and expenses		8,647	19,443	53,599

Operating (loss)/profit		(6,437)	(1,630)	18,264

Other income (expense):
Investment profit		—	—	33
Finance cost, net		(239)	(719)	(22)
Non-operating (loss)/income, net		(1)	6	(15)
Total other expense, net		(240)	(713)	(4)

(Loss)/income before provision for income taxes		(6,677)	(2,343)	18,260
Income tax expense/(benefit)	13	1,216	(477)	(4,076)

Net (loss)/income		(7,893)	(1,866)	22,336

Other comprehensive income/(loss), net of tax :
Foreign currency translation adjustment		11	58	(377)

Comprehensive (loss)/income		(7,882)	(1,808)	21,959

Basic and diluted (loss)/earnings per common share		(0.16)	(0.04)	0.45
Weighted average number of shares outstanding		50,000,000	50,000,000	50,000,000

The accompanying notes are an integral part of these consolidated financial statements.

F-71

SORGHUM INVESTMENT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (DEFICIT)

(in thousands U.S. dollars, except for share and per share data)

	Common stock		Additional paid-in capital	Accumulated other Comprehensive income/(loss)	(Accumulated deficit)/retained earnings	Total (deficit)/equity
	Shares	US$	US$	US$	US$	US$
Balance as of January 1, 2014	50,000,000	5	609	42	(1,991)	(1,335)
Foreign currency translation adjustment	—	—	—	11	—	11
Net loss	—	—	—	—	(7,893)	(7,893)
Balance as of December 31, 2014	50,000,000	5	609	53	(9,884)	(9,217)

Capital contribution	—	—	8,170	—	—	8,170
Foreign currency translation adjustment	—	—	—	58	—	58
Net loss	—	—	—	—	(1,866)	(1,866)
Balance as of December 31, 2015	50,000,000	5	8,779	111	(11,750)	(2,855)

Capital contribution	—	—	181	—	—	181
Foreign currency translation adjustment	—	—	—	(377)	—	(377)
Net income	—	—	—	—	22,336	22,336
Profit distribution	—	—	—	—	(7,525)	(7,525)
Balance as of December 31, 2016	50,000,000	5	8,960	(266)	3,061	11,760

The accompanying notes are an integral part of these consolidated financial statements.

F-72

SORGHUM INVESTMENT HOLDINGS LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands U.S. dollars, except for share and per share data)

	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2016
	US$	US$	US$
Cash Flows from Operating Activities:
Net (loss)/income	(7,893)	(1,866)	22,336
Adjustments to reconcile net (loss)/income to net cash provided by operating activities:
Allowance for doubtful accounts	583	(238)	1,356
Depreciation and amortization	69	136	367
Accretion of service fee discount	150	862	2,371
Disposal of property, equipment and software	—	—	120
Deferred tax expenses/(benefit)	483	(578)	(4,956)
Purchase of loans held for transfer	(6,299)	(189,871)	(743,623)
Proceeds from transfer loans held for transfer to new investors	51	162,103	693,204
Changes in operating assets and liabilities
Accounts receivable	(1,280)	(2,345)	(16,346)
Long term receivables, including current and non-current	(2,636)	(9,445)	(12,316)
Prepayment and other assets	5,859	(29,517)	(7,972)
Taxes payable	1,179	790	256
Accrued expenses and other liabilities	(5,756)	24,934	1,991
Advance from borrowers	6,064	42,722	59,753
Reserve liabilities	6,890	106	18,169

Net cash (used in)/provided by operating activities	(2,536)	(2,207)	14,710

Cash Flows from Investing Activities:
Purchase of property, equipment and software	(229)	(351)	(1,890)
Long term investments	—	—	(662)
Amount lent to related parties	(4,747)	(4,480)	(12,030)
Collection of amount lent to related parties	2,789	4,942	10,269

Net cash (used in)/provided by investing activities	(2,187)	111	(4,313)

The accompanying notes are an integral part of these consolidated financial statements.

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CONSOLIDATED STATEMENTS OF CASH FLOWS – CONTINUED

(in thousands U.S. dollars, except for share and per share data)

	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2016
	US$	US$	US$
Cash Flows from Financing Activities:
Contribution capital	—	8,170	181
Proceeds from borrowings	4,231	3,933	—
Principal Payments on borrowings	—	(6,470)	(452)

Net cash provided by/(used in) financing activities	4,231	5,633	(271)

Effect of foreign exchange rate changes	(10)	(346)	(593)

Net (decrease)/increase in cash and cash equivalents	(502)	3,191	9,533
Cash and cash equivalents, beginning of year	996	494	3,685

Cash and cash equivalents, end of year	494	3,685	13,218
Supplemental disclosures of cash flow information:
Income taxes paid	—	—	1,712
Interest expenses paid	—	450	70

The accompanying notes are an integral part of these consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(in thousands U.S. dollars, except for share and per share data)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES

Organization and description of business

Sorghum Investment Holdings Limited (“Sorghum” or the “Company”) was incorporated in the British Virgin Islands on March 14, 2017. Ms. Darong Huang, through Broomcorn Holdings Limited, holds 50.13% of the total equity interest of the Company, and thus is considered as the ultimate controlling person of the Company. The Company and its consolidated subsidiaries are collectively referred to as the “Group”.

Gorgeous Galaxy HK Limited (“Gorgeous Galaxy”), a wholly owned subsidiary of the Company, was established in Hong Kong on March 29, 2017. Shanghai Pangmai Internet Science & Technology Co., Ltd. (“Pangmai”), as a Wholly Foreign Owned Enterprise (“WFOE”) of Gorgeous Galaxy, was established in the People’s Republic of China (the “PRC”) on July 3, 2017.

Shanghai Wheat Asset Management Co., Ltd (“Wheat”) was incorporated in the PRC on March 17, 2015. Ms. Darong Huang, through two controlled vehicles Shanghai Aiman Business Consulting Co., Ltd. (“Aiman”) and Shanghai Golden Shell Investment Center (“Golden Shell”), holds 77.12% of the total equity interest of Wheat as of December 31, 2016, and thus is considered as the ultimate controlling person of Wheat. Through a series of equity transfer arrangements on July 11, 2017, Ms. Huang substantially holds 50.13% of the total equity interest of Wheat. The remaining equity interests of Wheat are held by individuals that are not related to Ms. Darong Huang. The shareholders of Wheat entered into VIE agreements (details as in below section of “VIE arrangements”) with the Company on July 11, 2017, which provides the Company substantial ability to control Wheat and its shareholders.

Shanghai NoNoBank Financial Information Service Co., Ltd. (“Nonobank”), as the major subsidiary of Wheat, was established by Ms. Darong Huang on June 15, 2009. Shanghai NuoYi Wealth Management Co., Ltd. (“Nuoyi”) and Shanghai NuoYou Financial Information Service Co., Ltd. (“Nuoyou”) were set up through nominees on behalf of Ms. Darong Huang on December 26, 2013 and November 26, 2013 respectively. During 2015, Wheat undertook a reorganization and became the ultimate 100% holding company of NonoBank, Nuoyi and Nuoyou, which were controlled by Ms. Darong Huang before and after the Reorganization.

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(in thousands U.S. dollars, except for share and per share data)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES - CONTINUED

Details of the Company’s subsidiaries, VIE and VIE’s subsidiaries were as follows:

Company name	Date of incorporation/ acquisition	Place of incorporation/ establishment	Percentage of legal ownership	Principal activities
Subsidiaries:

Gorgeous Galaxy	March 29, 2017	Hong Kong	100%	Does not conduct any substantive operation

Pangmai	July 3, 2017	PRC	100%	Does not conduct any substantive operation
VIE:

Wheat	March 17, 2015	PRC	100%	Does not conduct any substantive operation
Subsidiaries of VIE:

Nonobank	June 15, 2009	PRC	100%	Service for online marketplace connecting borrowers and investors

Nuoyou	November 26, 2013	PRC	100%	Service for online marketplace connecting borrowers and investors

NuoYi	December 26, 2013	PRC	100%	Service for online marketplace connecting borrowers and investors

CaiShenYeYe (Shanghai) Financial Technology Co., Ltd. (“CaiShenYeYe”)	March 17, 2015	PRC	100%	Investors searching service

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(in thousands U.S. dollars, except for share and per share data)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES - CONTINUED

Company name	Date of incorporation/ acquisition	Place of incorporation/ establishment	Percentage of legal ownership	Principal activities
Subsidiaries of VIE:

DaFangDong (Shanghai) Financial Technology Co., Ltd. (“DaFangDong”)	March 17, 2015	PRC	100%	Lending assistance agency service

MingXiaoDai (Shanghai) Financial Technology Co., Ltd. (“MingXiaoDai”)	March 17, 2015	PRC	100%	Borrowers searching service

Hangzhou Yigutai Network Technology Co., Ltd.(“Yigutai”) (i)	August 10, 2015	PRC	100%	Does not conduct any substantive operation

MaoPao (Shanghai) Culture Media Co., Ltd. (“Maopao”)	September 23, 2015	PRC	100%	Promotional services for the Company’s platform

Unifi Technology Information Service Co (“Unifi”)	November 25, 2015	U.S.	100%	Service for online marketplace connecting borrowers and investors

RongYu Business Factoring (Shenzhen) Co., Ltd. (“RongYu”)	February 4, 2016	PRC	100%	Debt transfer service

Beijing MaiYa Technology Development Co., Ltd. (“Beijing MaiYa”)	June 7, 2016	PRC	100%	Service for online marketplace connecting borrowers and investors

(i)	Yigutai has been deregistered in April 2017.

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(in thousands U.S. dollars, except for share and per share data)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES - CONTINUED

Company name	Date of incorporation/ acquisition	Place of incorporation/ establishment	Percentage of legal ownership	Principal activities
Subsidiaries of VIE:

Beijing CaiShenYeYe Technology Development Co., Ltd. (“Beijing CaiShen”)	June 13, 2016	PRC	100%	Investors searching service

Haitong Securities Consulting (Beijing) Co., Ltd.	August 29, 2016	PRC	100%	Does not conduct any substantive operation

Wheat (Beijing) Insurance Agency Co., Ltd. (“Wheat Insurance”)	September 2, 2016	PRC	100%	Insurance brokerage service

Shanghai TuChen Enterprise Credit Record Verification Co., Ltd. (“TuChen”)	April 29, 2016	PRC	100%	Enterprise Credit Record Verification service

Shanghai NuoRong Enterprise Management Consulting Co., Ltd. (“NuoRong”)	November 3, 2016	PRC	100%	Does not conduct any substantive operation

Dafangdong(Suzhou) Information Technology Co., Ltd.(“Dafangdong Suzhou”)	October 11, 2016	PRC	100%	Lending assistance agency service

Shanghai Maihang Information Technology Development Co., Ltd. ("Maihang")	December 28, 2016	PRC	100%	Does not conduct any substantive operation

Bozhou Wheat Science and Technology Co., Ltd. (“Bozhou Wheat”)	December 27, 2016	PRC	100%	Does not conduct any substantive operation

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(in thousands U.S. dollars, except for share and per share data)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES - CONTINUED

VIE arrangements

Foreign ownership of internet-based businesses, including distribution of online information (such as an online marketplace connecting borrowers and investors), is subject to restrictions under current PRC laws and regulations. For example, foreign investors are not allowed to own more than 50% of the equity interests in internet-based businesses (except E-Commerce) and any such foreign investor must have experience in providing internet-based businesses services overseas and maintain a good track record in accordance with the Guidance Catalog of Industries for Foreign Investment promulgated in 2007, as amended in 2011 and 2015, respectively, and other applicable laws and regulations. The Company is a British Virgin Islands company and Pangmai is considered foreign invested enterprise in PRC. To comply with these regulations, the Company conducts the majority of its activities in PRC through Wheat (its consolidated VIE).

Wheat holds the requisite licenses and permits necessary to conduct the Company’s online marketplace business connecting borrowers and investors. Pangmai has entered into the following contractual arrangements with Wheat, and that enable the Company to (1) have power to direct the activities that most significantly affects the economic performance of Wheat, and (2) receive the economic benefits of Wheat that could be significant to Wheat. Therefore, in accordance with ASC 810 “Consolidation”, the Company is considered the primary beneficiary of Wheat and has consolidated Wheat’s assets, liabilities, results of operations, and cash flows in the accompanying consolidated financial statements.

In concluding that the Company is the primary beneficiary of Wheat, it believes that the Pangmai’s rights under the terms of the option agreements provide it with a substantive kick out right. More specifically, the Company believes the terms of the option agreements are valid, binding and enforceable under PRC laws and regulations currently in effect. A simple majority vote of the Company’s board of directors is required to pass a resolution to exercise the Pangmai’s rights under the option agreements, for which consent of the shareholders of Wheat is not required. The Pangmai’s rights under the option agreements give the Company the power to control the shareholders of Wheat and thus the power to direct the activities that most significantly impact Wheat’s economic performance. In addition, Pangmai’s rights under the proxy agreement also reinforce the Company’s abilities to direct the activities that most significantly impact Wheat’s economic performance. The Company also believes that this ability to exercise control ensures that Wheat will continue to execute and renew services agreements and pay service fees to the Company. The operation agreement will be terminated upon the expiration of the operation term of either party if the application for renewal of its operation term is not approved by the relevant government authorities. As a result, the Company believes that it has the rights to receive substantially all of the economic benefits from Wheat.

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(in thousands U.S. dollars, except for share and per share data)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES - CONTINUED

Proxy Agreement

Pursuant to the proxy agreement between Pangmai and the shareholders of Wheat, the shareholders of Wheat agreed to entrust all the rights to exercise their voting power and any other rights as shareholders of Wheat to the person(s) designated by Pangmai. The shareholders of Wheat have each executed an irrevocable power of attorney to appoint the person(s) designated by Pangmai as their attorney-in-fact to vote on their behalf on all matters requiring shareholder approval. The proxy agreement would be in effect for an unlimited term unless terminated in writing by Pangmai. The power of attorney would be in effect for as long as the shareholders of Wheat hold any equity interests in Wheat.

Operating agreement

Pangmai have entered into an operating agreement with Wheat and its shareholders. Pursuant to this operating agreement, Pangmai provides guidance and instruction on Wheat daily operations and financial affairs. Pangmai has the power to appoint senior executive of Wheat. The shareholders of Wheat must appoint the candidate recommended by Pangmai as their representatives on Wheat’s board of directors. In addition, Pangmai agrees to guarantee Wheat’s performance under any agreements or arrangements relating to Wheat’s business arrangements with any third party. In return, Wheat agrees that without the prior consent of Pangmai, Wheat will not engage in any transactions that could materially affect the assets, liabilities, rights or operations of Wheat, including, without limitation, incurrence or assumption of any indebtedness, sale or purchase of any assets or rights, incurrence of any encumbrance on any of its assets or intellectual property rights in favor of a third party or transfer of any agreements relating to its business operation to any third party. The agreement will be in effect for an unlimited term, until the term of business of Pangmai or Wheat expires and extension is denied by the relevant approval authorities, or terminated in writing by Pangmai

Consulting Services Agreement

Pangmai has entered into a consulting services agreement with Wheat. Pursuant to this consulting services agreement, Pangmai provides comprehensive consulting services and other services to Wheat in exchange for service fees. Pangmai has the sole discretion to determine the amounts of the service fees. The agreement will be in effect for an unlimited term, until the term of business of one party expires and extension is denied by the relevant approval authorities, or terminated in writing by Pangmai.

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(in thousands U.S. dollars, except for share and per share data)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES - CONTINUED

Option Agreement

Wheat and its shareholders have also entered into a share option agreement with Pangmai. Pursuant to this agreement, the shareholders of Wheat have granted an option to Pangmai or its designees to purchase all or part of such shareholders’ equity interest, at a purchase price of USD1 or at the price of the minimum price permitted by applicable PRC law at the time when such purchase occurs. The agreement will terminate when the shareholders of Wheat have transferred all their equity interests in Wheat to Pangmai or its designated person(s) or upon expiration of the term of business of Pangmai or Wheat.

Equity Pledge Agreement

The shareholders of Wheat have also entered into an equity pledge agreement with Pangmai, pursuant to this agreement, the shareholders of Wheat pledged his/her interest in Wheat to Pangmai to guarantee the performance of obligations of Wheat and its shareholders under the consulting service agreement, operating agreement, option agreement and proxy agreement.

Risks in relation to VIE structure

The Company believes that the contractual arrangements with Wheat and its current shareholders are in compliance with PRC laws and regulations and are legally enforceable. However, uncertainties in the PRC legal system could limit the Company’s ability to enforce the contractual arrangements. If the legal structure and contractual arrangements were found to be in violation of PRC laws and regulations, the PRC government could:

●	Revoke the business and operating licenses of Pangmai and Wheat;

●	Discontinue or restrict the operations of any related-party transactions between Pangmai and Wheat;

●	Impose fines or other requirements on Pangmai and Wheat;

●	Require the Company or Pangmai and Wheat to revise the relevant ownership structure or restructure operations;

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(in thousands U.S. dollars, except for share and per share data)

1.	ORGANIZATION AND PRINCIPAL ACTIVITIES - CONTINUED

●	Restrict or prohibit the Company’s use of the proceeds of the additional public offering to finance the Company’s business and operations in China;

●	Shut down the Company’s servers or block the Company’s online platform;

●	Discontinue or place restrictions or onerous conditions on the Company’s operations; and/or
●	Require the Company to undergo a costly and disruptive restructuring.

The Company’s ability to conduct its business may be negatively affected if the PRC government were to carry out any of the aforementioned actions. As a result, the Company may not be able to consolidate Wheat in its consolidated financial statements as it may lose the ability to exert effective control over Wheat and its shareholders, and it may lose the ability to receive economic benefits from Wheat.

The interests of Wheat’s shareholders may diverge from that of the Company and that may potentially increase the risk that they would seek to act contrary to the contractual terms, for example by influencing Wheat not to pay the service fees when required to do so. The Company cannot assure that when conflicts of interest arise, shareholders of Wheat will act in the best interests of the Company or that conflicts of interests will be resolved in the Company’s favor. Currently, the Company does not have existing arrangements to address potential conflicts of interest that the shareholders of Wheat may encounter in its capacity as the beneficial owner and directors of Wheat, on the one hand, and as beneficial owners and directors of the Company, on the other hand. The Company believes the shareholders of Wheat will not act contrary to any of the contractual arrangements and the option agreements which provide the Company with a mechanism to remove the current shareholders of Wheat should they act to the detriment of the Company. The Company relies on certain current shareholders of Wheat to fulfill their fiduciary duties and abide by laws of the PRC and act in the best interest of the Company. If the Company cannot resolve any conflicts of interest or disputes between the Company and the shareholders of Wheat, the Company would have to rely on legal proceedings, which could result in disruption of its business, and there is substantial uncertainty as to the outcome of any such legal proceedings. As of September 15, 2017, Sorghum Investment Holdings Limited and its subsidiaries did not enter into any transactions other than executing the VIE agreements with VIE entities. As a result, as of December 31, 2014, December 31, 2015 and December 31, 2016, all assets and liabilities of the consolidated financial statements represent the assets and liabilities of the consolidated balances of Wheat and its subsidiaries, the VIE companies. All net revenue, net income/(loss) and cash flows for the year ended December 31, 2014, December 31, 2015 and December 31, 2016 represent the net revenue, net income/(loss) and cash flows of the consolidated amount of Wheat and its subsidiaries, the VIE companies.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP).

Basis of consolidation

The accompanying consolidated financial statements include the financial statements of the Company and its wholly-owned subsidiaries, VIE and VIE’s subsidiaries. All inter-company transactions and balances have been eliminated upon consolidation.

Use of estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from such estimates. Significant accounting estimates reflected in the Group’s financial statements include revenue recognition, reserve liabilities, allowance for doubtful accounts, long term receivables, useful lives of property, equipment and software and income tax.

Revenue recognition

The Group is an online and offline marketplaces connecting borrowers and investors. The Group charges fees for providing loan facilitation services and post-lending management services to borrowers  (so called the “service fee”). In addition, the Group also charges an upfront consulting fee from borrowers for most facilitated loans (so called the “consulting fee”), which represents advance payment for the consulting services provided to recover the defaulted loans. Upon receiving the advance payment ranging from 5% to 20% of total loan amount, it is recorded as “advance from borrowers” in full amount. Once a borrower does not repay a loan as scheduled, which is considered as overdue, the upfront consulting fee is non-refundable and thus is released to reserved liability; and the resulting changes to the reserved liability will have an impact on the revenue recognized for each reporting period. If no overdue during the whole loan term, the deposit will be returned to the borrower.

Loan facilitation services include loan information consultancy, credit and evaluations, and lender recommendation. Post-lending management services includes sending payment reminder text messages for undue loans, further collection services for default loans and instructing third-party platforms to transfer principal repayment and interest payment.

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(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Revenue recognition - continued

In order to be more competitive, the Group also provides a certain level of assurance to the investors, which is referred as the “reserve liability program”. Under this program, the Group reimburses the loan principal and interest to the investor in case of borrower’s default and then collects the amounts from borrowers through its collection team or by involving third party service providers.

Multiple element revenue recognition

The Group considers the loan facilitation services, the reserve liability program, post-lending management services as one multiple deliverable revenue arrangement, and the borrowers are regarded as the sole customer.

The Group has concluded that although it does not sell those services separately, all the deliverables have standalone value as others do sell them independently in the market. Thus, all service fees and consulting fee received by the Group are allocated among these deliverables.

The amount equal to the fair value of the risk reserve liability is firstly allocated to the risk reserve in accordance with ASC Topic 460, Guarantees, at fair value, and deducted from the total service fee and consulting fee. The remaining fees are allocated to the loan facilitation services and post-lending management services for undue and default loans using their relative selling price percentages, which is determined based on third-party evidence (“TPE”), or estimated selling price (“ESP”).

The Group did not recognize revenue for the reserve liability program, as it considered that netting the changes in the guarantee with the revenue was more representative of the Group’s obligation. When the reserve liability required to be recognized exceeds the total service fee and consulting fee, the Group will record the excess as expense.

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(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Revenue recognition – continued

Revenue from loan facilitation services and post-lending management services for undue loans are allocated using its ESP, which takes into account the costs incurred in delivering such service, the profit margin, customer demand, effect of competitors on the Group’s service, and other market factor. The revenue from loan facilitation services is recognized at inception of the loan, while the revenue from post-lending management services for undue loans is recognized over the period of the loan on a straight-line basis.

The Group allocated the arrangement fees to post-lending management services for defaulted loans based on TPE, which is the prices charged when sold separately by its service providers.

The Group recognizes revenues when the following four revenue recognition criteria are met for each deliverable: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the selling price is fixed or determinable, and (iv) collectability is reasonably assured.

Other revenue

Other revenue includes penalty fees for early loan repayment and late payment, fees for providing borrower acquisitions and referral services, fees for loan renewal, and transaction fees. The penalty fee will be received as a certain percentage of past due amounts in case of late payment or a certain percentage of remaining principal in case of prepayment.

The Group also charges fees to investors for secondary market transaction fee, transaction fee and premium taken fee. Upon deducting the amount from the investors' account, the Group recorded it as other revenues.

Cash incentives

To expand its market presence, every now and then the Group provides cash incentives to investors or borrowers. Each individual incentive program only lasts for a week or a few weeks and is offered to investors or borrowers to qualify from time as the Group's marketing desire. As all cash incentives provided are voluntarily offered by the Group without any charges that can be used and become exercisable by investors or borrowers as result of new loans, the cost of cash incentives is recognized as reduction of revenue when incentives are redeemed at the inception of the loans in accordance with ASC subtopic 605-50.

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(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Reserve Liability Program

In order to be more competitive, the Group provides a Reserve Liability Program for the benefit of investors using its marketplace. In the event of borrowers’ default, marketplace investors may be entitled to receive unpaid principal and interest under the terms of the Reserve Liability Program. In general, any unpaid principal and interest shall be paid from the Reserve Liability Program to an investor when the borrower does not repay as scheduled.

At the inception of each loan, the Group recognizes a stand-ready liability as the fair value of the reserve liability in accordance with ASC 460. Subsequent to the inception of the loan, the stand-ready liability initially recognized would typically be reduced (by a credit to earnings) as the Group is released from risk under the guarantee either through expiry or performance in accordance with ASC 460-10-35-2-b.

The Company estimates the fair value of the reserve liability based on the expected future payouts, which is calculated by ratios of different-aging loan balances. The ratios are assessed from the historical collection of principal and interest of delinquent loans.

The movement of liability from Reserve Liability Program during the year ended December 31, 2014, 2015 and 2016 are as follows:

	December 31,	December 31,	December 31,
	2014	2015	2016
	US$	US$	US$
Balance as of January 1	3,343	10,206	9,765
Addition/(reduction) of reserve	6,904	(2,153)	(12,892)
Released from advance from borrowers (i)	3,669	14,842	58,666
Payment to investors upon default	(4,911)	(25,459)	(85,001)
Collection of defaulted amount of loans from borrowers	1,228	12,876	57,396
Exchange difference	(27)	(547)	(1,425)
Balance as of December 31	10,206	9,765	26,509

(i)	The Group releases the nonrefundable advance from borrowers to the reserve liability upon borrower defaults. The amount that is released into the reserve liability is considered to be contributed to the risk reserve liability program. The resulting changes to the risk reserve liability will have an impact on the revenue recognized for each reporting period.

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(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Fair value

Fair value is the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required or permitted to be recorded at fair value, the Group considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Authoritative literature provides a fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The level in the hierarchy within which the fair value measurement in its entirety falls is based upon the lowest level of input that is significant to the fair value measurement as follows:

●	Level 1-inputs are based upon unadjusted quoted prices for identical assets or liabilities traded in active markets.

●	Level 2-inputs are based upon quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in markets that are not active and model-based valuation techniques for which all significant assumptions are observable in the market or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

●	Level 3-inputs are generally unobservable and typically reflect management’s estimates of assumptions that market participants would use in pricing the asset or liability. The fair value is therefore determined using model-based techniques that include option pricing models, discounted cash flow models, and similar techniques.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, the Group’s unrestricted deposits with financial institutions and money market funds which are unrestricted as to withdrawal. On the date of purchase, the highly liquid investments with stated maturity dates of three months or less are considered to be cash equivalents.

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(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Accounts receivable

The Group records accounts receivable for the uncollected service fee from short term loans. Accounts receivable are stated at the original amount less an allowance for doubtful receivables, if any, based on a review of all outstanding amounts at period end.

Long term receivable

The Group records a long term receivable for the non-current portion of its uncollected service fee from long term loans. The receivable is recorded at the net present value of the future cash flows from scheduled borrower payments. The discount rate is determined based on the interest rate of the Group’s long term borrowings as well as public information of cost of equity of comparable companies.

Allowance for doubtful accounts

The Group performs ongoing evaluations of borrowers and continuously monitors collections and establishes an allowance for doubtful receivables based on estimates, historical experience, aging of the underlying receivables, and other factors surrounding the credit risk of specific clients. Uncollectible receivables are written off when a settlement is reached for an amount that is less than the outstanding historical balance or when the Group has determined the balance will not be collected.

Loans held for transfer

The Group provides investors with access to a liquid secondary market, giving them an opportunity to exit their investments before the underlying loans become due. As a result, the Group needs to step in and holds the loans through an independent third-party individual acting solely as a nominee for the Group, due to the time gap of transfer of loans from one investor to another investor. In addition, the Group provides funds to bridge the difference between the investors’ funds supply and borrowers’ funds demand. Generally, the time lags for both are very short. Loans held for transfer are recorded at historical cost which are the uncollected principal of the loans at the purchase date. The collection of principal of loans is deducted from the historical cost.

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(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Property, equipment and software

Property, equipment and software are stated at cost less accumulated depreciation and amortization. Depreciation and amortization are recorded on a straight-line basis over the shorter of the estimated useful lives of the assets or the term of the related lease, as follows:

Electronic equipment	3 years
Furniture, fixtures and other equipment	5 years
Software	5 years
Leasehold improvements	Over the shorter of the lease term or expected useful life

Gains and losses from the disposal of property, equipment and software are included in non-operating income or loss.

Long term investments

For an investee company over which the Group holds less than 20% voting interest, the investments are accounted for under the cost method.

For an investee over which the Group has the ability to exercise significant influence, but does not have a controlling interest, the Group accounted for those using the equity method. Significant influence is generally considered to exist when the Group has an ownership interest in the voting stock of the investee company between 20% and 50%, or the Group owns 3-5% or more of a limited partnership pursuant to the guidance of ASC 323-30-S99. Other factors, such as representation on the investee’s board of directors, voting rights and the impact of commercial arrangements, are also considered in determining whether the equity method of accounting is appropriate.

An impairment charge is recorded if the carrying amount of the investment exceeds its fair value and this condition is determined to be other-than temporary. As of December 31, 2016, management believes no impairment charge was necessary.

Value added taxes (“VAT”)

The Group is subject to VAT at the rate of 6%. VAT is reported as a deduction to revenue when incurred. Entities that are VAT general taxpayers are allowed to offset qualified input VAT paid to suppliers against their output VAT liabilities. Net VAT balance between input VAT and output VAT is recorded in the line item of taxes payable on balance sheets.

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(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Income taxes

Current income taxes are provided for in accordance with the laws of the relevant tax authorities.

Deferred income taxes are provided using assets and liabilities method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined on the basis of the differences between financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Deferred tax assets are recognized to the extent that these assets are more likely than not to be realized. In making such a determination, the management consider all positive and negative evidence, including future reversals of projected future taxable income and results of recent operation.

The impact of an uncertain income tax position on the income tax return is recognized at the largest amount that is more likely than not to be sustained upon audit by the relevant tax authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. Interest and penalties on income taxes will be classified as a component of the provisions for income taxes.

The Group has evaluated its tax positions and noted that no liability, interest or penalties were required to be accrued as of December 31, 2016. The Group does not expect this to change significantly over the next 12 months.

Research and development costs

Research and development costs are expensed to operations as incurred. For the years ended December 31, 2014, 2015 and 2016, research and development expenses were $1,222, $1,432 and $6,460, respectively.

Dividends

Dividends are recorded when declared. The declared dividends were amounted to US$nil, US$nil and US$7,525 for the years ended December 31, 2014, 2015 and 2016, respectively.

PRC regulations currently permit payment of dividends only out of accumulated profits as determined in accordance with PRC GAAP. The Group’s PRC subsidiaries can only distribute dividends after they have met the PRC requirements for appropriation to statutory reserves (See note 17 Statutory reserve).

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(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Earnings per share

The Group computes earnings per share (“EPS”) in accordance with ASC 260, “Earnings per Share” (“ASC 260”). ASC 260 requires public companies with capital structures to present basic and diluted EPS. Basic EPS is measured as net income divided by the weighted average common shares outstanding for the period. Diluted EPS is similar to basic EPS but presents the dilutive effect on a per share basis of potential common shares (e.g., convertible securities, options and warrants) as if they had been converted at the beginning of the periods presented, or issuance date, if later. Potential common shares that have an anti-dilutive effect (i.e., those that increase income per share or decrease loss per share) are excluded from the calculation of diluted EPS. There are no potential dilutive ordinary shares outstanding as of December 31, 2014, 2015 and 2016.

Foreign Currency Translation

The reporting currency of the Group is US dollar (“US$”). The functional currency of the Group is the Renminbi (“RMB”). The Group’s subsidiaries with operations in the PRC and in United States use their respective currencies as their functional currencies. The financial statements of the Group’s subsidiaries are translated into USD ultimately using the exchange rate as of the balance sheet date for assets and liabilities and average exchange rate for the year for income and expense items. Translation gains and losses are recorded in accumulated other comprehensive income or loss as a component of equity.

Transactions denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing on the transaction dates. Assets and liabilities denominated in foreign currencies are translated into the functional currency at the exchange rates prevailing at the balance sheet date. Exchange gains and losses are included in earnings as a component of other income.

The financial statements of the Group are translated from the functional currency into reporting currency. Assets and liabilities denominated in foreign currencies are translated using the applicable exchange rates at the balance sheet date. Equity accounts other than earnings generated in current period are translated at the appropriate historical rates. Revenues, expenses, gains and losses are translated using the periodic average exchange rates. The resulting foreign currency translation adjustment are recorded in other comprehensive income or loss.

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2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Advance from borrowers

Advance from borrowers are funds received (around 5%-20% of facilitation amount) at the inception of the loans and deposited in the external third party online payment platforms (for credit loans) or the Group’s bank account (for secured loans). Once overdue, the fund becomes non-refundable and thus is released to reserved liability. Advance from borrowers was US$6,425, US$47,972 and US$102,009 as at December 31, 2014, 2015 and 2016, respectively.

The movements of advance from borrowers during the years ended December 31, 2014, 2015 and 2016 are as follows:

	December 31, 2014	December 31, 2015	December 31, 2016

Balance as of January 1,	361	6,425	47,972
Proceeds from borrowers	9,926	64,976	204,485
Nonrefundable amount	(3,669)	(14,842)	(58,666)
Return to borrowers	(193)	(6,476)	(86,066)
Exchange difference	-	(2,111)	(5,716)
Balance as of December 31,	6,425	47,972	102,009

Significant risks and uncertainties

Foreign currency risk

RMB is not a freely convertible currency. The State Administration for Foreign Exchange, under the authority of the People’s Bank of China, controls the conversion of RMB into foreign currencies. The value of RMB is subject to changes in central government policies and to international economic and political developments affecting supply and demand in the China Foreign Exchange Trading System market. The Group’s cash and cash equivalents were amounted to US$494, US$3,685 and US$12,362, which were denominated in RMB, at December 31, 2014, 2015 and 2016, respectively. The cash and cash equivalents in RMB represented 100%, 100% and 93.5% of the total cash and cash equivalents as at December 31, 2014, 2015 and 2016, respectively.

Concentration of credit risk

Financial instrument that potentially expose the Group to significant concentration of credit risk primarily included in cash and cash equivalents, accounts receivable, prepayment and other assets, and amounts due from related parties. As of December 31, 2016, substantially all of the Group’s cash and cash equivalents were deposited in financial institutions located in the PRC and the United States. Accounts receivable are typically unsecured and are derived from revenue earned from customers in the PRC. The risk with respect to accounts receivable is mitigated by credit evaluations the Group performs on its customers and its ongoing monitoring process of outstanding balances.

There are no revenues from customers which individually represent greater than 10% of the total net revenues for any year of the three years period ended December 31, 2016.

There are no customers of the Group that accounted for greater than 10% of the Group’s carrying amount of accounts receivable as of December 31, 2014, 2015 and 2016.

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2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Significant risks and uncertainties - continued

Recent accounting pronouncements

 In May 2014, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2014-09, “Revenue from Contracts with Customers (Topic 606)” (“ASU 2014-09”). ASU 2014-09 requires an entity to recognize the amount of revenue to which it expects to be entitled for the transfer of promised goods or services to customers. ASU 2014-09 will replace most existing revenue recognition guidance in U.S. Generally Accepted Accounting Principles when it becomes effective and permits the use of either the retrospective or cumulative effect transition method. The guidance also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts. In August 2015, the FASB issued ASU No. 2015-14, “Deferral of the Effective Date” (“ASU 2015-14”), which defers the effective date for ASU 2014-09 by one year. For public entities, the guidance in ASU 2014-09 will be effective for annual reporting periods beginning after December 15, 2017 (including interim reporting periods within those periods), which means it will be effective for the Company’s fiscal year beginning April 1, 2018. In March 2016, the FASB issued ASU No. 2016-08, “Principal versus Agent Considerations (Reporting Revenue versus Net)” (“ASU 2016-08”), which clarifies the implementation guidance on principal versus agent considerations in the new revenue recognition standard. In April 2016, the FASB issued ASU No. 2016-10, “Identifying Performance Obligations and Licensing” (“ASU 2016-10”), which reduces the complexity when applying the guidance for identifying performance obligations and improves the operability and understandability of the license implementation guidance. In May 2016, the FASB issued ASU No. 2016-12 “Narrow-Scope Improvements and Practical Expedients” (“ASU 2016-12”), which amends the guidance on transition, collectability, noncash consideration and the presentation of sales and other similar taxes. In December 2016, the FASB further issued ASU 2016-20, “Technical Corrections and Improvements to Topic 606, Revenue from Contracts with Customers” (“ASU 2016-20”), which makes minor corrections or minor improvements to the Codification that are not expected to have a significant effect on current accounting practice or create a significant administrative cost to most entities. The amendments are intended to address implementation issues that were raised by stakeholders and provide additional practical expedients to reduce the cost and complexity of applying the new revenue standard. These amendments have the same effective date as the new revenue standard. Preliminarily, we plan to adopt Topic 606 in the first quarter of our fiscal 2018 using the retrospective transition method, and are continuing to evaluate the impact our pending adoption of Topic 606 will have on our consolidated financial statements.

The Group is in the process of evaluating the impact that this guidance will have on its consolidated financial statements.

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2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Significant risks and uncertainties - continued

Recent accounting pronouncements - continued

In January 2016, the FASB issued ASU 2016-01, “Financial Instruments—Overall (Subtopic 825-10): Recognition and Measurement of Financial Assets and Financial Liabilities” This guidance revises the accounting related to the classification and measurement of investments in equity securities as well as the presentation for certain fair value changes in financial liabilities measured at fair value, and amends certain disclosure requirements. The guidance requires that all equity investments, except those accounted for under the equity method of accounting or those resulting in the consolidation of the investee, be accounted for at fair value with all fair value changes recognized in income. For financial liabilities measured using the fair value option, the guidance requires that any change in fair value caused by a change in instrument-specific credit risk be presented separately in other comprehensive income until the liability is settled or reaches maturity. The guidance is effective for interim and annual reporting periods in fiscal years beginning after December 15, 2017, with early adoption permitted for certain provisions. A reporting entity would generally record a cumulative-effect adjustment to beginning retained earnings as of the beginning of the first reporting period in which the guidance is adopted. The Group is in the process of evaluating the impact that this guidance will have on its consolidated financial statements.

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The guidance supersedes existing guidance on accounting for leases with the main difference being that operating leases are to be recorded in the statement of financial position as right-of-use assets and lease liabilities, initially measured at the present value of the lease payments. For operating leases with a term of 12 months or less, a lessee is permitted to make an accounting policy election not to recognize lease assets and liabilities. For public business entities, the guidance is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years. Early application of the guidance is permitted. In transition, entities are required to recognize and measure leases at the beginning of the earliest period presented using a modified retrospective approach. The Group is in the process of evaluating the impact that this guidance will have on its consolidated financial statements.

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(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Significant risks and uncertainties - continued

Recent accounting pronouncements - continued

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments—Credit Losses”, which will require the measurement of all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. The guidance is effective for annual reporting periods beginning after December 15, 2019 and interim periods within those fiscal years. The Group is currently evaluating this statement and its impact on its results of operations or financial position.

In August 2016, the FASB issued ASU No. 2016 15, Statement of Cash Flows (Topic 230): Classification of Certain Cash Receipts and Cash Payments, to provide guidance on the presentation and classification of certain cash receipts and cash payments on the statement of cash flows. The guidance specifically addresses cash flow issues with the objective of reducing the diversity in practice. The guidance will be effective for the Company in fiscal year 2018, but early adoption is permitted. The Group is currently evaluating the impact of this new standard on its consolidated financial statements and related disclosures.

In October 2016, the FASB issued a new pronouncement, ASU 2016-16, which removes the prohibition in ASC 740 against the immediate recognition of the current and deferred income tax effects of intra-entity transfers of assets other than inventory. The ASU, which is part of the Board’s simplification initiative, is intended to reduce the complexity of U.S. GAAP and diversity in practice related to the tax consequences of certain types of intra-entity asset transfers, particularly those involving intellectual property. For public business entities, the ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. Early adoption is permitted for all entities as of the beginning of a fiscal year for which neither the annual or interim (if applicable) financial statements have been issued or made available for issuance. The Group is in the process of evaluating the impact that this guidance will have on its consolidated financial statements.

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(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Significant risks and uncertainties - continued

Recent accounting pronouncements - continued

In October 2016, the FASB issued ASU No. 2016-17, Consolidation (Topic 810): Interest Held through Related Parties That Are under Common Control, to provide guidance on the evaluation of whether a reporting entity is the primary beneficiary of a VIE by amending how a reporting entity, that is a single decision maker of a VIE, treats indirect interests in that entity held through related parties that are under common control. The amendments are effective for public business entities for fiscal years beginning after December 15, 2016, including interim periods within those fiscal years. For all other entities, the amendments are effective for fiscal years beginning after December 15, 2016, and interim periods within fiscal years beginning after December 15, 2017. Early adoption is permitted, including adoption in an interim period. The Group is currently evaluating the impact of this new standard on its consolidated financial statements and related disclosures.

In January 2017, the FASB issued ASU No. 2017-01, ’‘Business Combinations (Topic 805): Clarifying the Definition of a Business’’. The amendments in this ASU clarify the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions (or disposals) of assets or businesses. Basically these amendments provide a screen to determine when a set is not a business. If the screen is not met, the amendments in this ASU first, require that to be considered a business, a set must include, at a minimum, an input and a substantive process that together significantly contribute to the ability to create output and second, remove the evaluation of whether a market participant could replace missing elements. These amendments take effect for public businesses for fiscal years beginning after December 15, 2017 and interim periods within those periods, and all other entities should apply these amendments for fiscal years beginning after December 15, 2018, and interim periods within annual periods beginning after December 15, 2019. The Group does not expect that the adoption of this guidance will have a material impact on its consolidated financial statements.

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(in thousands U.S. dollars, except for share and per share data)

3.	ACCOUNTS RECEIVABLE AND LONG TERM RECEIVABLES, NET

The following is a summary of accounts receivable:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Accounts receivable	1,423	3,597	6,979
Allowance for doubtful accounts	(215)	(112)	(203)
Accounts receivable, net	1,208	3,485	6,776

Net present value of long term receivables consists of the following:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Gross long term receivables	3,689	12,555	35,540
Less: unearned income	(239)	(1,053)	(3,252)
Less: Allowance for doubtful accounts	(523)	(360)	(938)
Net present value of long term receivables	2,927	11,142	31,350
Less: current portion of long term receivables, net	(2,173)	(7,284)	(18,497)
Net present value of long term receivables, net of current portion	754	3,858	12,853

Bad debt expenses for the years ended December 31, 2014, 2015 and 2016 were US$583, US$(238) and US$732, respectively.

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(in thousands U.S. dollars, except for share and per share data)

4.	PREPAYMENT AND OTHER ASSETS, NET

The following is a summary of prepayment and other assets as of December 31, 2014, 2015 and 2016:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Funds receivable from external third party online payment platforms (i)	2,708	29,709	33,410
Rental deposits	82	195	575
Tax refund receivable(ii)	—	—	813
Prepayment and other deposits	140	499	1,486
Advance to staff	99	259	213
Other receivables (iii)	1,091	1,562	1,250
Total	4,120	32,224	37,747
Less: allowance for doubtful accounts	—	—	(597)
Prepayment and other assets, net	4,120	32,224	37,150

(i)	The Group opened accounts with external online payment service providers to collect and transfer loan funds and interest to investors or borrowers, repay and collect the default loan principal and interest, then transfer to the bank accounts of the Group. The Group also uses such accounts to collect the transaction fee, service fee and security deposits from borrowers. The balance of funds receivable from external payment network providers mainly includes (a) funds received from investors but not yet transferred to accounts of borrowers by external payment network providers due to the settlement time lag; (b) repayment of loan principal and interest amounts received from borrowers but not yet transferred to accounts of investors by external payment network due to the settlement time lag and (c) accumulated amounts of transaction fee, service fee received, payment and collection of default loan and interest at the balance sheet date.

The classification of funds receivable from external third party online payment platforms as of December 2014, 2015 and 2016 are as follows:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Funds received from investors but not yet transferred to accounts of borrowers	1,856	24,246	20,836
Repayment of loan principal and interest amounts received from borrowers but not yet transferred to accounts of investors	852	1,030	1,043
Others	-	4,433	11,531
Funds receivable from external third party online payment platforms	2,708	29,709	33,410

(ii)	Nonobank was recognized as a Software Enterprise and thereby entitled to enjoy full exemption from EIT in 2015 and 2016. The income tax of US$1,524 already paid for 2015 was recognized as tax refund receivable upon the confirmation of the tax exemption status in 2016, and US$711 has been collected in 2016.

(iii)	Other receivables mainly include: a) an amount of US$597 (RMB4.15 million) lent to Lexiang Online Technology (Beijing) Co., Ltd. (“Lexiang”) on September 18, 2015, which was guaranteed by 10% ownership of Leixang. The amount scheduled to be repaid by May 18, 2016, as an uncollectible allowance of US$624 (RMB 4.15 million) was provided in 2016. b) an amount of US$1,014, US$ 655 and US$ 617 was lent to an individual as of December 31, 2014, 2015 and 2016, respectively, which has been fully collected in 2017.

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(in thousands U.S. dollars, except for share and per share data)

5.	FAIR VALUE OF ASSETS AND LIABILITIES

Assets and Liabilities Recorded at Fair Value

The Group does not have assets or liabilities measured at fair value on a non-recurring basis.

The following tables present the fair value hierarchy for assets and liabilities measured at fair value on a recurring basis subsequent to initial recognition:

December 31, 2014	Level 1 Inputs	Level 2 Inputs	Level 3 Inputs	Balance at Fair Value
	US$	US$	US$	US$
Assets
Cash and cash equivalents	494	—	—	494
Current portion of long term receivables, net	—	—	2,173	2,173
Long term receivables, net	—	—	754	754
Total Assets	494	—	2,927	3,421

December 31, 2015	Level 1 Inputs	Level 2 Inputs	Level 3 Inputs	Balance at Fair Value
	US$	US$	US$	US$
Assets
Cash and cash equivalents	3,685	—	—	3,685
Current portion of long term receivables, net	—	—	7,284	7,284
Long term receivables, net	—	—	3,858	3,858
Total Assets	3,685	—	11,142	14,827

December 31, 2016	Level 1 Inputs	Level 2 Inputs	Level 3 Inputs	Balance at Fair Value
	US$	US$	US$	US$
Assets
Cash and cash equivalents	13,218	—	—	13,218
Current portion of long term receivables, net	—	—	18,497	18,497
Long term receivables, net	—	—	12,853	12,853
Total Assets	13,218	—	31,350	44,568

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(in thousands U.S. dollars, except for share and per share data)

5.	FAIR VALUE OF ASSETS AND LIABILITIES - CONTINUED

Significant Unobservable Inputs

		December 31, 2014	December 31, 2015	December 31, 2016
		Range of Inputs	Range of Inputs	Range of Inputs
Financial Instrument	Unobservable Input	Weighted- Average	Weighted- Average	Weighted- Average
Long term receivables	Discount rates	12.0%	12.0%	12.0%

The above inputs in isolation can cause significant increases or decreases in fair value. Specifically, increases in the discount rate can significantly lower the fair value of long term receivables conversely a decrease in the discount rate can significantly increase the fair value of long term receivables. The discount rate is determined based on the interest rate of the Group’s long term borrowings as well as public information of cost of equity of comparable companies.

The following table presents additional information about Level 3 Long term receivables measured at fair value on a recurring basis for the years ended December 31, 2014, 2015 and 2016.

Long term receivables
US$000
Balance at December 31, 2013	835
Addition of service fee	3,403
Collection of service fee	(768)
Allowance of doubtful accounts	(387)
Change in fair value	(150)
Exchange difference	(6)

Balance at December 31, 2014	2,927
Addition of service fee	12,315
Collection of service fee	(2,870)
Allowance of doubtful accounts	142
Change in fair value	(862)
Exchange difference	(510)

Balance at December 31, 2015	11,142
Addition of service fee	38,584
Collection of service fee	(13,702)
Allowance of doubtful accounts	(630)
Change in fair value	(2,371)
Exchange difference	(1,673)

Balance at December 31, 2016	31,350

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(in thousands U.S. dollars, except for share and per share data)

5.	FAIR VALUE OF ASSETS AND LIABILITIES - CONTINUED

Financial Instruments Not Recorded at Fair Value

Financial instruments, including accounts receivable, loans held for transfer, amounts due from related parties and advance from borrowers are not recorded at fair value. The fair values of these financial instruments approximate their carrying value reported in the consolidated balance sheets due to their short term nature.

6.	LOANS HELD FOR TRANSFER

The movements of loans held for transfer during the year ended December 31, 2014, 2015 and 2016 are as follows:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Balance as of January 1	-	6,247	32,558
Purchase of loans held for transfer	6,299	189,871	743,623
Proceeds from transfer of loans held for transfer to new investors	(51)	(162,103)	(693,204)
Exchange difference	(1)	(1,457)	(4,307)
Balance as of December 31	6,247	32,558	78,670

7.	PROPERTY, EQUIPMENT AND SOFTWARE, NET

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Electronic equipment	313	571	1,428
Furniture, fixtures and other equipment	46	52	52
Leasehold improvements	133	180	607
Software	—	—	189
Subtotal	492	803	2,276
Less: accumulated depreciation and amortization	(126)	(250)	(417)
Property, equipment and software, net	366	553	1,859

Depreciation and amortization expenses on property, equipment and software for the years ended December 31, 2014, 2015 and 2016 were US$69, US$136, and US$367, respectively.

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(in thousands U.S. dollars, except for share and per share data)

8.	LONG TERM INVESTMENTS

On December 29, 2015, Nonobank, entered into an investment agreement to contribute US$29 (equivalent to RMB0.2 million) cash in exchange for 1% equity interest in Shanghai Zhangsui Financial Information Service Co., Ltd. (“Zhangsui”). The cash contribution was made on January 7, 2016. On September 13, 2016, Zhangshui obtained another round of financing, thereby the ownership held by the Group decreased to 0.897%. As of December 31, 2016, the Group has invested US$29 in exchange for 0.897% of the equity interest of Zhangshui, which was recorded under cost method.

On April 29, 2016, Wheat acquired 14.878% of equity interest of Shanghai Gulan Enterprise Management Consulting Partnership (Limited Partnership) (“Gulan”) with total cash consideration of US$605 (equivalent to RMB4.2 million). As of December 31, 2016, the Group owned 11.35% of the limited partnership and accounted for it under equity method. No investment income was recognized for the year ended December 31, 2016.

9.	SHORT TERM BORROWINGS AND LONG TERM BORROWINGS

The following is a summary of short term borrowings as of December 31, 2014, 2015 and 2016:

Creditor	Start date	Maturity date	December 31, 2014	December 31, 2015	December 31, 2016
			US$	US$	US$
Ling Hu	December 24, 2014	December 23, 2015	651	-	-
Shanghai Ailiao Information Technology Co., Ltd. (“Ailiao”)	December 24, 2014	December 23, 2015	1,952	-	-
Ling Hu and Qun Zheng	April 1, 2015	April 1, 2016	-	462	-
Short term borrowings			2,603	462	-

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(in thousands U.S. dollars, except for share and per share data)

9.	SHORT TERM BORROWINGS AND LONG TERM BORROWINGS - CONTINUED

The weighted average interest rate for the outstanding short term borrowings for the year ended December 31, 2014, 2015 and 2016 was approximately nil, 13.64% and 16.97% per annum, respectively. The weighted average short term borrowings are amounted to US$55, US$3,271 and US$111 for the year ended December 31, 2014, 2015 and 2016, respectively.

Long term non-financial institution borrowings as of December 31, 2014, 2015 and 2016 are as follows:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Long term borrowings	1,969	1,433	1,339
Less: Current portion of long term borrowings	(342)	-	-
Long term borrowings, net of current portion	1,627	1,433	1,339

On November 11, 2012, the Group borrowed US$342 (RMB2.1 million) from an individual which has been fully repaid on November 11, 2015. The annual interest rate was 12.5%.

On January 8, 2014, the Group borrowed RMB10 million with a term of four years from an individual to meet the general working capital needs. The annual interest rate is 12.5%. The Group has repaid US$108 (RMB0.7 million) in August 2015, the unpaid loan principal was US$1,969 (RMB10 million), US$1,433 (RMB9.3 million) and US$1,339 (RMB9.3 million) as of December 31, 2014, 2015 and 2016, respectively.

The interest expenses were US$246, US$742 and US$194 for the years ended December 31, 2014, 2015 and 2016, respectively.

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(in thousands U.S. dollars, except for share and per share data)

10.	ACCRUED EXPENSES AND OTHER LIABILITIES

The following is a summary of accrued expenses and other liabilities as of December 31, 2014, 2015 and 2016:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Payroll payable	404	1,262	4,514
Interest payable	203	473	561
Fund payable(i)	3,871	25,276	21,879
Accrued expense and other payables	139	388	562
Total accrued expenses and other liabilities	4,617	27,399	27,516

(i)	Fund payable represents the funds received from investors but not yet transferred to borrowers, and the funds deposited by borrowers and investors to be withdrawn or invested.

11.	TAXES PAYABLE

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Income tax payable	733	791	1,466
Value added tax payable	505	1,034	265
Other taxes payable	6	110	323
Total taxes payable	1,244	1,935	2,054

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SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

12.	RELATED PARTY BALANCES AND TRANSACTIONS

The table below sets forth the major related parties and their relationships with the Group:

Name of individual or company	Relationship with the Group
Darong Huang	Chairwoman, Chief Executive Officer, Founder
Shumin Yang	Supervisor, Founder
Qinghui Zeng	Board of Director
Wenkui Gong	Board of Director, Founder
Bin Xiao	Executive
Lihua Chen	Board of Director
Aiman	Major shareholder of the Group
Golden Shell	Major shareholder of the Group
Shanghai Nuoming Investment Center (“Nuoming”)	Major shareholder of the Group
Yuandongtian (Beijing) Assets Management Co., Ltd.(“Yuandongtian”)	The Group’s CEO acts as a supervisor of Yuandongtian
Yuxian Financial Leasing (Shanghai) Co., Ltd.(“Yuxian”)	The Group’s CEO assistant acts as Yuxian’s legal representative
Baiyingjiaye Commercial Factoring (Tianjin) Co., Ltd.(“Baiyingjiaye”)	The Group’s CEO assistant acts as Baiyingjiaye’s legal representative and director
Shanghai Suyi Investment Consulting Co., Ltd.(“Suyi”)	The Group’s CEO holds shares and acts as Suyi’s legal representative

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SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

12.	RELATED PARTY BALANCES AND TRANSACTIONS - CONTINUED

Details of related party balances as of December 31, 2014, 2015 and 2016 are as follows:

Amounts due from related parties:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Aiman (Note i)	717	373	1,376
Yuandongtian (Note i)	—	274	1,279
Darong Huang (Note ii)	—	696	325
Yuxian.	—	—	16
Golden Shell	—	1	3
Nuoming	—	1	3
Baiyingjiaye	—	—	2
Suyi	—	*	*
Wenkui Gong	65	66	—
Shumin Yang	197	—	—
Qinghui Zeng	979	—	—
Total amounts due from related parties	1,958	1,411	3,004

* Represents the amount less than one thousand U.S. dollars.

(i)	Amounts due from Aiman and Yuandongtian represent the loans borrowed from the Group for operation purpose. The balances were collected subsequently in June 2017.

(ii)	Amount due from Ms. Darong Huang mainly represents the loans lent to related party for operating purpose and advance for travelling expenses and entertainment expenses. The balance was collected in June 2017.

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SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

12.	RELATED PARTY BALANCES AND TRANSACTIONS - CONTINUED

Details of related party transactions during 2014, 2015 and 2016 are as follows:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Amount lent to related parties (Note i)	4,747	4,730	12,030
Collection of amount lent to related parties (Note i)	(2,789)	(4,942)	(10,269)
Prepayment by related parties (Note ii)	*	(80)	(146)
Return the prepayment by related parties (Note ii)	*	80	146
Advance to related parties (Note iii)	53	57	3
Reimbursement of advance to related parties (Note iii)	(53)	(57)	(3)
Consulting service provided by a related party (Note iv)	—	250	—

*	Represents the amount less than one thousand U.S. dollars.

(i)	Amount lent to related parties mainly represents the Group lent to Aiman, Yuandongtian, Ms. Darong Huang and other related parties for their operation purpose. All the balances have been collected in June 2017.

(ii)	Prepayment by related parties represents the executives of the Group made payment on behalf of the Group, the Group repaid it after reimbursement.

(iii)	Advance to related parties represents advance to the executives for travelling expenses, entertainment expenses and other operation expenses.

(iv)	The Group received consulting service for operating activities from Aiman, the payment of the service fee was netting off with amount lent to Aiman in 2015.

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SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

13.	INCOME TAXES

Sorghum is a company incorporated in the British Virgin Islands. Under the current laws of the British Virgin Islands, Sorghum is not subject to tax on either income or capital gain.

Under the current Hong Kong Inland Revenue Ordinance, Gorgeous Galaxy is subject to 16.5% income tax on its taxable income generated from operations in Hong Kong.

Under the PRC Enterprise Income Tax Law (the “EIT Law”), the standard enterprise income tax rate for domestic enterprises and foreign invested enterprises is 25%. Nonobank was recognized as a Software Enterprise, and was exempt from EIT for 2015 and 2016 and subject to a 50% reduction in its EIT rate from 2017 to 2019. Also, Nonobank was qualified as “High New Technology Enterprises” (“HNTEs”).

The Company’s subsidiary incorporated in the U.S. is subject to U.S. federal and Massachusetts income taxes. As of December 31, 2016, the Company’s subsidiary in the U.S. had approximately US$27 of federal and US$6 of state net operating losses carry forwards available to offset future taxable income. These net operating losses will expire in 2036 if not utilized.

(Loss)/income before provision for income taxes consists of the following:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
China operation	(6,677)	(2,343)	18,342
Non-China operation	-	-	(82)
(Loss)/income before provision for income taxes	(6,677)	(2,343)	18,260

Income tax expense/(benefit) is comprised of the following:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Current tax	733	100	880
Deferred tax	483	(577)	(4,956)
Total	1,216	(477)	(4,076)

F-108

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

13.	INCOME TAXES - CONTINUED

Reconciliations between the income tax at PRC statutory tax rate and income tax expense are as follows:

	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2016
	US$	US$	US$
(Loss)/income before provision for income taxes	(6,677)	(2,343)	18,260
Statutory tax rate in the PRC	25%	25%	25%
Income tax (benefit)/expense at statutory tax rate	(1,669)	(586)	4,565
Non-deductible expenses	(9)	419	(151)
Effect of tax holiday and preferential tax rate	2,894	(320)	(8,584)
Change in valuation allowance	-	10	87
Effect of different tax rates of subsidiaries operating in other jurisdictions	-	-	7
Income tax expense/(benefit)	1,216	(477)	(4,076)

The aggregate amount and per share effect of the tax holiday and preferential tax rate are as follows:

	Year ended December 31, 2014	Year ended December 31, 2015	Year ended December 31, 2016
	US$	US$	US$
The aggregate amount of tax holiday and preferential tax rate	2,894	(320)	(8,584)
The aggregate effect on basic and diluted earnings per share:
-Basic and diluted	0.06	(0.01)	(0.17)

F-109

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

13.	INCOME TAXES - CONTINUED

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the deferred tax assets are as follows:

	December 31, 2014	December 31, 2015	December 31, 2016
	US$	US$	US$
Allowance for doubtful accounts	111	71	261
Reserve liabilities	—	—	3,313
Tax loss carried forward	119	95	130
Advertising and publicity expenses	292	808	1,438
Staff education fund	4	7	28
Long term receivables	1	82	647
Total deferred tax assets	527	1,063	5,817
Less: valuation allowance	—	(10)	(91)
Deferred tax assets, net	527	1,053	5,726

As of December 31, 2016, the gross value of PRC net operating losses was US$389. The deferred tax assets arising from PRC net operating losses will expire from 2019 through 2021 if not utilized.

14.	EMPLOYEE BENEFIT PLAN

The Company’s subsidiaries in the PRC participate in a government-mandated defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. The Group accrues for these benefits based on certain percentages of the employees’ salaries. The total contribution for such employee benefits were US$271, US$790 and US$3,215 for the years ended December 31, 2014, 2015 and 2016, respectively.

F-110

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

15.	SEGMENT INFORMATION

The Group’s chief operating decision maker has been identified as the Chief Executive Officer who reviews the consolidated results of operation when making decisions about allocating resources and assessing performance of the Group. The Group operates and manages its business as a single segment.

All of the Group’s revenue for the years ended December 31, 2014, 2015 and 2016 were generated from PRC.

As of December 31, 2014, 2015 and 2016, most of the long-lived assets of the Group were located in PRC.

16.	COMMON STOCK AND ADDITIONAL PAID-IN CAPITAL

The Company is authorized to issue of 500,000,000 common stocks, at US$0.0001 par value. Since inception, the Company has issued 50,000,000 shares of common stocks.

As of December 31, 2014, the additional paid-in capital of the Group was US$609.

During the year ended December 31, 2015, the Company’s shareholders have contributed capital of US$ 8,170 (equivalent to RMB 50 million) in the Company’s subsidiary, Wheat.

During the year ended December 31, 2016, the Company’s shareholders have contributed capital of US$ 181 (equivalent to RMB 1.2 million) in the Company’s subsidiary, Wheat. As of December 31, 2016, the additional paid-in capital of the Group was US$8,960.

17.	STATUTORY RESERVE

Pursuant to the Company Law of PRC, each of the PRC entity is required to appropriate 10% of its net income to the statutory reserve on an annual basis until the aggregated amount of the reserve reached 50% of its registered capital. Statutory reserve is not distributable. Subject to the approval of the members, the statutory reserve may be used to offset accumulated losses, or converted into capital of the company. The appropriations to these reserves amounted to US$nil, US$14, and US$2,367 by the Group’s PRC entities for the years ended December 31, 2014, 2015 and 2016, respectively.

18.	COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments

The Group leases certain office premises under non-cancelable leases. Rental expenses under operating leases for the years ended December 31, 2014, 2015 and 2016 were US$497, US$720, US$2,221, respectively. Based on the current rental lease agreements, future minimum rental payments required as of December 31, 2016 were as follows:

Years ending December 31,	US$
2017	2,832
2018	760
2019	127

Contingencies

As of December 31, 2016, the Group had no significant outstanding contingencies that were likely to have a material impact on our financial condition and financial operations.

F-111

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

19.	SUBSEQUENT EVENTS

On May 27, 2017, China Banking Regulatory Commission stipulated a regulation to halt all kinds of campus loans arranged by P2P firms until it is permitted to resume. As a result, the service for campus loans provided by the Group cannot continue as well. From July 1, 2017, the Group terminated campus loan product and launched its White-collar worker loan business. Campus loan and White-collar loan are basically under a similar loan frame work but focus on two segment markets. In addition, part of the borrowers of the two loans are overlapped. Therefore, the Group believes that the termination of campus loan service could slow down the growing path for a short period, but would not have a material effect on the Group’s results of operations in a long term prospective. The average daily White-collar loan facilitating amount during the last 15 days of July 2017 already achieved 70% of the average daily campus loan facilitating amount of 2016.

In December 2016, the Group entered into an agreement with Huishang Bank in accordance with the management measures of online lending information agency of China Banking Regulatory Commission. Huishang Bank, which will act as the custody bank, was launched in the Group's platform since June 2017. From then on, the cash of investors and borrowers will be deposited in respective personal bank account of Huishang Bank, instead of external third party online payment platforms.

On July 12, 2017, the Group entered into an agreement with Shanghai Jiman Information Technology Co., Ltd. (“Jiman”) controlled by Ms. Darong Huang. Pursuant to the agreement, Jiman will acquire DaFangDong, Nuorong,Wheat Insurance, Maopao, Rongyu, Haitong, Pangtian, Bozhou Wheat and their subsidiaries (“the disposed entities”) for an aggregate consideration which is equal to net asset value of the disposed entities as of June 30, 2017. As of this reporting date, the disposition transaction is still in process. On July 12, 2017, the Group entered into an agreement with Jiman to transfer its 11.35% equity interest of Gulan at a consideration of RMB4.2 million (approximately US$0.6 million), which is equal to the original investment cost.

On August 9, 2017, the Group has entered into Certain Share Exchange Agreement (“Exchange Agreement”) with China Commercial Credit, Inc. (“CCCR”). Pursuant to the terms of the Exchange Agreement, CCCR will acquire 100% of the outstanding shares of the Group through issuance of 152,586,795 of its common shares. Immediately after the transaction, the shareholders of the Group will own 87.9% of CCCR and existing CCCR shareholders will own 12.1% of CCCR. The completion of the transaction is subject to the CCCR shareholders’ approval.

20.	CORRECTION OF ERROR

From time to time the Group reacquires loans from investors on the secondary market. These loans are recorded in Loans held for Transfer and held until such time that a new investor may be identified. Management has determined that its intent is to hold the loans for resale within a short periods of time. As a result, the Group reclassified items of “Purchase of loans held for sale” and “Proceeds from transfer loans held for sale to new investors” previously reflected in investing activities into operating activities in its statement of cash flows. The effects of the changes are set out below.

	Year ended			Year ended			Year ended
	December 31,			December 31,			December 31,
	2014			2015			2016
	US$			US$			US$
	Before Reclassification	Adjustment	After Reclassification	Before Reclassification	Adjustment	After Reclassification	Before Reclassification	Adjustment	After Reclassification
Cash Flows from Operating Activities:
Purchase of loans held for transfer	-	(6,299)	(6,299)	-	(189,871)	(189,871)	-	(743,623)	(743,623)
Proceeds from transfer loans held for transfer to new investors	-	51	51	-	162,103	162,103	-	693,204	693,204
Net cash (used in)/provided by operating activities	3,712	(6,248)	(2,536)	25,561	(27,768)	(2,207)	65,129	(50,419)	14,710

Cash Flows from Investing Activities:
Purchase of loans held for transfer	(6,299)	6,299	-	(189,871)	189,871	-	(743,623)	743,623	-
Proceeds from transfer loans held for transfer to new investors	51	(51)	-	162,103	(162,103)	-	693,204	(693,204)	-
Net cash (used in)/provided by investing activities	(8,435)	6,248	(2,187)	(27,657)	27,768	111	(54,732)	50,419	(4,313)

Other than the cash flow effect as mentioned above, the correction has no effect on other financial statement line item and any per-share amounts affected for each prior period presented.

There is no cumulative effect on the change on retained earnings, or other appropriate components of equity, or net assets in the statement of financial position, as of the beginning of the earliest period presented, due to the correction of error.

F-112

SORGHUM INVESTMENT HOLDINGS LIMITED

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands U.S. dollars, except for share and per share data)

	Notes	December 31, 2016	September 30, 2017
			(Unaudited)
		US$	US$
Assets:
Current assets:
Cash and cash equivalents		13,218	22,421
Accounts receivable, net		6,776	7,910
Current portion of long term receivables, net		18,497	27,506
Prepayment and other assets, net	3	37,150	26,514
Amounts due from related parties	5	3,004	-
Loans held for transfer		78,670	43,074
Total current assets		157,315	127,425

Non-current assets:
Property, equipment and software, net		1,859	3,445
Long term investments	6	634	3,666
Long term receivables, net		12,853	21,740
Deferred tax assets, net	8	5,726	7,006
Total non-current assets		21,072	35,857

Total assets		178,387	163,282

Liabilities:
Current liabilities
Dividends payable		7,200	-
Accrued expenses and other liabilities	7	27,516	16,222
Taxes payable		2,054	4,966
Advance from borrowers		102,009	85,891
Reserve liabilities		26,509	35,942
Current portion of long term borrowings		-	1,397
Total current liabilities		165,288	144,418

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-113

SORGHUM INVESTMENT HOLDINGS LIMITED

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

	Notes	December 31, 2016	September 30, 2017
			(Unaudited)
		US$	US$

Non-current liabilities
Long term borrowings		1,339	-
Total non-current liabilities		1,339	-

Total liabilities		166,627	144,418

Commitments and Contingencies	10

Equity:
Common stock		5	5
Additional paid-in capital		8,960	8,960
Accumulated other comprehensive (loss)/income		(266)	354
Retained earnings		3,061	9,545

Total equity		11,760	18,864

Total liabilities and equity		178,387	163,282

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-114

SORGHUM INVESTMENT HOLDINGS LIMITED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND

OTHER COMPREHENSIVE INCOME

(in thousands U.S. dollars, except for share and per share data)

		Three months ended		Nine months ended
	Notes	September 30, 2016	September 30, 2017	September 30, 2016	September 30, 2017
		(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
		US$	US$	US$	US$
Net revenue:
Loan facilitation, post-lending management and other service, net		28,929	32,233	49,096	60,484
Business and sales related taxes		(141)	(174)	(244)	(295)
Total net revenue		28,788	32,059	48,852	60,189

Operating costs and expenses:
Sales and marketing		8,784	8,437	22,144	20,888
General and administrative		3,523	8,598	7,813	23,525
Research and development		1,301	2,914	3,110	7,620
Total operating costs and expenses		13,608	19,949	33,067	52,033

Operating income		15,180	12,110	15,785	8,156

Other income/(expense):
Finance income/(cost), net		6	(3)	(16)	(32)
Non-operating income, net		2	(2)	2	(3)
Total other income/(expense), net		8	(5)	(14)	(35)

Income before provision for income taxes		15,188	12,105	15,771	8,121
Income tax (benefit)/expenses	8	(327)	975	(2,906)	1,637

Net income		15,515	11,130	18,677	6,484

Other comprehensive income, net of tax:
Foreign currency translation adjustment		(183)	410	17	620
Comprehensive income		15,332	11,540	18,694	7,104

Basic and diluted earnings per common share		0.3	0.2	0.4	0.1
Weighted average number of shares outstanding - Basic and diluted		50,000,000	50,000,000	50,000,000	50,000,000

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-115

SORGHUM INVESTMENT HOLDINGS LIMITED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands U.S. dollars, except for share and per share data)

	Nine months ended September 30, 2016	Nine months ended September 30, 2017
	(Unaudited)	(Unaudited)
	US$	US$
Cash Flows from Operating Activities:
Net income	18,677	6,484
Adjustments to reconcile net income to net cash provided by operating activities:
Allowance for doubtful accounts	1,219	1,665
Depreciation and amortization	208	715
Deferred tax benefit	(3,412)	(1,428)
Accretion for service fee discount	(1,797)	(2,458)
Purchase of loans held for transfer	(470,930)	(473,027)
Proceeds from transfer of loans held for transfer to new investors	441,809	511,180
Changes in operating assets and liabilities
Accounts receivable	(2,326)	(1,006)
Long term receivables, including current and non-current	(14,855)	(15,187)
Prepayment and other assets	(48,400)	17,078
Taxes payable	(639)	2,678
Accrued expenses and other liabilities	31,865	(12,133)
Advance from borrowers	56,480	(20,103)
Reserve liabilities	12,632	8,093

Net cash provided by operating activities	20,531	22,551

Cash Flows from Investing Activities:
Purchase of property, equipment and software	(1,200)	(2,456)
Disposal of property, equipment and software	-	2
Long term investments	(669)	(2,938)
Amount lent to related parties	(1,903)	(4,965)
Collection of amount lent to related parties	406	8,030
Amount lent to third parties	-	(5,039)
Collection of amount lent to third parties	-	1,050
Investment in trust products	-	(441)

Net cash used in investing activities	(3,366)	(6,757)

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-116

SORGHUM INVESTMENT HOLDINGS LIMITED

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS – CONTINUED

(in thousands U.S. dollars, except for share and per share data)

	Nine months ended September 30, 2016	Nine months ended September 30, 2017
	(Unaudited)	(Unaudited)
	US$	US$
Cash Flows from Financing Activities:
Cash contribution from members	146	-
Dividend payment	-	(7,346)
Principal payments on borrowings	(456)	-

Net cash used in financing activities	(310)	(7,346)

Effect of foreign exchange rate changes	(277)	755
Net increase in cash and cash equivalents	16,578	9,203
Cash and cash equivalents and restricted cash, beginning of the period	3,685	13,218

Cash and cash equivalents and restricted cash, end of the period	20,263	22,421
Supplemental disclosures of cash flow information:
Income taxes paid	1,683	920
Interest expenses paid	71	-

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

F-117

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(in thousands U.S. dollars, except for share and per share data)

1.	THE GROUP AND BASIS OF PRESENTATION

The accompanying unaudited condensed consolidated financial statements include the financial information of Sorghum Investment Holding Limited (“Sorghum” or the “Company”) and its subsidiaries, VIE and VIE’s subsidiaries (collectively the “Group”). All intercompany balances and transactions have been eliminated in consolidation. The unaudited condensed consolidated financial statements have been prepared in accordance with the rules and regulations of the Security and Exchange Commission and U.S. generally accepted accounting standards for interim financial reporting. The results of operations for the three and nine months periods ended September 30, 2016 and 2017 are not necessarily indicative of the results for the full years.

The accompanying unaudited condensed consolidated financial statements should be read in conjunction with the financial statements, accounting policies and notes thereto included in the Group’s audited consolidated financial statements for each of the three years in the period ended December 31, 2016. In the opinion of the management, the accompanying unaudited condensed consolidated financial statements reflect all normal recurring adjustments, which are necessary for a fair presentation of financial results for the interim periods presented. The Group believes that the disclosures are adequate to make the information presented not misleading. The accompanying unaudited condensed consolidated financial statements have been prepared using the same accounting policies as used in the preparation of the Group’s consolidated financial statements for each of the three years in the period ended December 31, 2016.

The financial information as of December 31, 2016 presented in the unaudited condensed consolidated financial statements is derived from the audited consolidated financial statements for the year ended December 31, 2016.

F-118

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue recognition

The Group is an online and offline marketplaces connecting borrowers and investors. The Group charges fees for providing loan facilitation services and post-lending management services to borrowers  (so called the “service fee”). In addition, the Group also charges an upfront consulting fee from borrowers for most facilitated loans  (so called the “consulting fee”), which represents advance payment for the consulting services provided to recover the defaulted loans. Upon receiving the advance payment ranging from 5% to 20% of total loan amount, it is recorded as “advance from borrowers” in full amount. Once a borrower does not repay a loan as scheduled, which is considered as overdue, the upfront consulting fee is non-refundable and thus is released to reserved liability; and the resulting changes to the reserved liability will have an impact on the revenue recognized for each reporting period. If no overdue during the whole loan term, the deposit will be returned to the borrower.

Loan facilitation services include loan information consultancy, credit and evaluations, and lender recommendation. Post-lending management services includes sending payment reminder text messages for undue loans, further collection services for default loans and instructing third-party platforms to transfer principal repayment and interest payment.

In order to be more competitive, the Group also provides a certain level of assurance to the investors, which is referred as the “reserve liability program”. Under this program, the Group reimburses the loan principal and interest to the investor in case of borrower’s default and then collects the amounts from borrowers through its collection team or by involving third party service providers.

F-119

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – continued

Revenue recognition - continued

Multiple element revenue recognition

The Group considers the loan facilitation services, the reserve liability program, post-lending management services as one multiple deliverable revenue arrangement, and the borrowers are regarded as the sole customer.

The Group has concluded that although it does not sell those services separately, all the deliverables have standalone value as others do sell them independently in the market. Thus, all service fees and consulting fee received by the Group are allocated among these deliverables.

The amount equal to the fair value of the risk reserve liability is firstly allocated to the risk reserve in accordance with ASC Topic 460, Guarantees, at fair value, and deducted from the total service fee and consulting fee. The remaining fees are allocated to the loan facilitation services and post-lending management services for undue and default loans using their relative selling price percentages, which is determined based on third-party evidence (“TPE”), or estimated selling price (“ESP”).

The Group did not recognize revenue for the reserve liability program, as it considered that netting the changes in the guarantee with the revenue was more representative of the Group’s obligation. When the reserve liability required to be recognized exceeds the total service fee and consulting fee, the Group will record the excess as expense.

Revenue from loan facilitation services and post-lending management services for undue loans are allocated using its ESP, which takes into account the costs incurred in delivering such service, the profit margin, customer demand, effect of competitors on the Group’s service, and other market factor. The revenue from loan facilitation services is recognized at inception of the loan, while the revenue from post-lending management services for undue loans is recognized over the period of the loan on a straight-line basis.

The Group allocated the arrangement fees to post-lending management services for defaulted loans based on TPE, which is the prices charged when sold separately by its service providers.

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NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – continued

Revenue recognition - continued

The Group recognizes revenues when the following four revenue recognition criteria are met for each deliverable: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the selling price is fixed or determinable, and (iv) collectability is reasonably assured.

Other revenue

Other revenue includes penalty fees for early loan repayment and late payment, fees for providing borrower acquisitions and referral services, fees for loan renewal, and transaction fees. The penalty fee will be received as a certain percentage of past due amounts in case of late payment or a certain percentage of remaining principal in case of prepayment.

The Group also charges fees to investors for secondary market transaction fee, transaction fee and premium taken fee. Upon deducting the amount from the investors’ account, the Group recorded it as other revenues.

Cash incentives

To expand its market presence, every now and then the Group provides cash incentives to investors or borrowers. Each individual incentive program only lasts for a week or a few weeks and is offered to investors or borrowers from time to time as the Group’s marketing desire. As all cash incentives are voluntarily offered by the Group without any charges that can be used and become exercisable by investors or borrowers as result of new loans, the cost of cash incentives is recognized as reduction of revenue when incentives are redeemed at the inception of the loans in accordance with ASC 605-50.

Reserve Liability Program

In order to be more competitive, the Group provides a Reserve Liability Program for the benefit of investors using its marketplace. In the event of borrowers’ default, marketplace investors may be entitled to receive unpaid principal and interest under the terms of the Reserve Liability Program. In general, any unpaid principal and interest shall be paid from the Reserve Liability Program to an investor when the borrower does not repay as scheduled.

At the inception of each loan, the Group recognizes a stand-ready liability as the fair value of the reserve liability in accordance with ASC 460. Subsequent to the inception of the loan, the stand-ready liability initially recognized would typically be reduced (by a credit to earnings) as the Group is released from risk under the guarantee either through expiry or performance in accordance with ASC 460-10-35-2-b.

The Company estimates the fair value of the reserve liability based on the expected future payouts, which is calculated by applicable contribution percentages of different-aging loan balances. The applicable contribution percentages are assessed from the historical collection of principal and interest of delinquent loans.

F-121

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NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – continued

Reserve Liability Program - continued

The movement of liability from Reserve Liability Program during the nine months ended September 30, 2017 is as follows:

September 30, 2017
(Unaudited)
US$
Balance as of January 1	26,509
Addition of reserve	6,095
Released from advance from borrowers (i)	46,195
Payment to investors upon default	(122,141)
Collection of defaulted amount of loans from borrowers	77,944
Exchange difference	1,340
Balance as of September 30	35,942

(i)	The Group releases the nonrefundable advance from borrowers to the reserve liability upon borrower defaults. The amount that is released into the reserve liability is considered to be contributed to the risk reserve liability program. The resulting changes to the risk reserve liability will have an impact on the revenue recognized for each reporting period.

Loans held for transfer

The Group provides investors with access to a liquid secondary market, giving them an opportunity to exit their investments before the underlying loans become due. As a result, the Group needs to step in and holds the loans through an independent third-party individual acting solely as a nominee for the Group, due to the time gap of transfer of loans from one investor to another investor. In addition, the Group provides funds to bridge the difference of the investors’ funds supply and borrowers’ funds demand. Generally, the time lags are very short. Loans held for transfer are recorded at historical cost which are the uncollected principal of the loans at the purchase date. The collection of principal of loans is deducted from the historical cost. Loans held for transfer were US$78,670 and US$43,074 as at December 31, 2016 and September 30, 2017, respectively.

Long term investments

For an investee company over which the Group holds less than 20% voting interest, the investments are accounted for under the cost method.

For an investee over which the Group has the ability to exercise significant influence, but does not have a controlling interest, the Group accounted for those using the equity method. Significant influence is generally considered to exist when the Group has an ownership interest in the voting stock of the investee company between 20% and 50%, or the Group owns 3-5% or more of a limited partnership pursuant to the guidance of ASC 323-30-S99. Other factors, such as representation on the investee’s board of directors, voting rights and the impact of commercial arrangements, are also considered in determining whether the equity method of accounting is appropriate.

An impairment charge is recorded if the carrying amount of the investment exceeds its fair value and this condition is determined to be other-than temporary. As of September 30, 2017, management believes no impairment charge was necessary.

Advance from borrower

Advance from borrowers are funds received (around 5%-20% of facilitation amount) at the inception of the loans and deposited in the external third-party online payment platforms (for credit loans) or the Group’s bank account (for secured loans) or in custody account in Huishang Bank. Once overdue, the fund becomes non-refundable and thus is released to reserved liability. Advance from borrowers was US$102,009 and US$85,891 as at December 31, 2016 and September 30, 2017, respectively.

F-122

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – continued

Advance from borrower - continued

The movement of advance from borrower during the nine months ended September 30, 2017 is as follows:

September 30, 2017
(Unaudited)
US$
Balance as of January 1	102,009
Proceeds from borrowers	111,294
Non-refundable amount	(46,195)
Return to borrowers	(85,202)
Exchange difference	3,985
Balance as of September 30	85,891

Recently issued accounting pronouncements

In May 2014, the FASB issued ASU No. 2014-09, Revenue from Contracts with Customers (ASU 2014-09), which was subsequently modified in August 2015 by ASU No. 2015-14, Revenue from Contracts with Customers: Deferral of the Effective Date. This guidance will be effective for fiscal years (and interim reporting periods within those years) beginning after December 15, 2017. The core principle of ASU No. 2014-09 is that companies should recognize revenue when the transfer of promised goods or services to customers occurs in an amount that reflects what the company expects to receive. It requires additional disclosures to describe the nature, amount, timing and uncertainty of revenue and cash flows from contracts with customers. In 2016, the FASB issued additional ASUs that clarify the implementation guidance on principal versus agent considerations (ASU 2016-08), on identifying performance obligations and licensing (ASU 2016-10), and on narrow-scope improvements and practical expedients (ASU 2016-12) as well as on the revenue recognition criteria and other technical corrections (ASU 2016-20). In 2017, the FASB issued ASU No. 2017-05, Other Income—Gains and Losses from the Derecognition of Nonfinancial Assets (Subtopic 610-20), which was issued in May 2014 as a part of ASU 2014-09, provides guidance for recognizing gains and losses from the transfer of nonfinancial assets in contracts with noncustomers.

The Group is in the process of evaluating the impact that the above guidance will have on its consolidated financial statements.

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SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

3.	PREPAYMENT AND OTHER ASSETS, NET

The following is a summary of prepayment and other assets:

	December 31, 2016	September 30, 2017
		(Unaudited)
	US$	US$
Funds receivable from external third party online payment platforms (i)	33,410	15,744
Rental deposits	575	939
Tax refund receivable	813	-
Prepayment and other deposits	1,486	2,242
Advance to staff	213	258
Other receivables (ii)	1,250	5,088
Other assets	-	2,867
Total	37,747	27,138
Less: allowance for doubtful accounts (ii)	(597)	(624)
Prepayment and other assets, net	37,150	26,514

(i)	Prior to June 2017, the Group opened accounts with external online payment service providers to collect and transfer loan funds and interest to investors or borrowers, repay and collect the default loan principal and interest, then transfer to the bank accounts of the Group. The Group also uses such accounts to collect the transaction fee, service fee and security deposits from borrowers. The balance of funds receivable from external payment network providers mainly includes (a) fund received from investors but not yet transferred to accounts of borrowers by external payment network providers due to the settlement time lag; (b) repayment of loan principal and interest amounts received from borrowers but not yet transferred to accounts of investors by external payment network due to the settlement time lag and (c) accumulated amounts of transaction fee, service fee received, payment and collection of default loan and interest at the balance sheet date. Since June 2017, the Group’s online marketplace is connected with Huishang Bank. Most of the investors and borrowers can open their own custody accounts in Huishang Bank and the Group reduced the utilization of the accounts with external online payment service providers to collect and transfer loan funds to investors and borrowers. Most of the funds from borrowers and investors are managed by Huishang Bank to secure the investors and borrowers’ property safety. As a result, the funds receivable balance from external online payment service providers as of September 30, 2017 decreased.

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SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

3.	PREPAYMENT AND OTHER ASSETS, NET – continued

The breakdown of funds receivable from external third party payment platforms as of December 31, 2016 and September 30, 2017 are as below:

	December 31, 2016	September 30, 2017
		(Unaudited)
	US$	US$
Funds received from investors but not yet transferred to accounts of borrowers	20,836	10,287
Repayment of loan principal and interest amounts received from borrowers but not yet transferred to accounts of investors	1,043	169
Others	11,531	5,288
Funds receivable from external third party payment platforms	33,410	15,744

(ii)	Other receivables include: a) an amount of US$597 (RMB4.15 million) lent to an independent third party, Lexiang Online Technology (Beijing) Co., Ltd. (“Lexiang”) on September 18, 2015, which was guaranteed by 10% ownership of Lexiang. The amount was scheduled to be repaid on May 18, 2016, and an uncollectible allowance was provided in 2016. b) amounts of US$617 and US$1,127 were lent to individuals as of December 31, 2016 and September 30, 2017, respectively. The balance of US$617 as of December 31, 2016 has been collected in 2017. The annual interest rate of US$1,127 was 5%. c) an amount of US$3,005 (RMB 20 million) lent to an independent third party, Shanghai Boshui Trading Co., Ltd. on August 15, 2017. The annual interest rate is 10% and is maturated on August 14, 2018.

4.	FAIR VALUE OF ASSETS AND LIABILITIES

Assets and Liabilities Recorded at Fair Value

The Group does not have assets or liabilities measured at fair value on a non-recurring basis.

The following tables present the fair value hierarchy for assets and liabilities measured at fair value on a recurring basis subsequent to initial recognition:

December 31, 2016	Level 1 Inputs	Level 2 Inputs	Level 3 Inputs	Balance at Fair Value
	US$	US$	US$	US$
Assets
Cash and cash equivalents	13,218	—	—	13,218
Current portion of long term receivables, net	—	—	18,497	18,497
Long term receivables, net	—	—	12,853	12,853
Total Assets	13,218	—	31,350	44,568

September 30, 2017 (Unaudited)	Level 1 Inputs	Level 2 Inputs	Level 3 Inputs	Balance at Fair Value
	US$	US$	US$	US$
Assets
Cash and cash equivalents	22,421	—	—	22,421
Current portion of long term receivables, net	—	—	27,506	27,506
Long term receivables, net	—	—	21,740	21,740
Total Assets	22,421	—	49,246	71,667

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SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

4.	FAIR VALUE OF ASSETS AND LIABILITIES – continued

Significant Unobservable Inputs

		December 31, 2016	September 30, 2017
		Range of Inputs	Range of Inputs
Financial Instrument	Unobservable Input	Weighted-Average	Weighted-Average
Long term receivables	Discount rates	12.0%	12.0%

The above inputs in isolation can cause significant increases or decreases in fair value. Specifically, increases in the discount rate can significantly lower the fair value of long term receivables conversely a decrease in the discount rate can significantly increase the fair value of long term receivables. The discount rate is determined based on the interest rate of the Group’s long term borrowings as well as public information of cost of equity of comparable companies.

The following table presents additional information about Level 3 Long term receivables measured at fair value on a recurring basis for the nine months ended September 30, 2017.

Long term receivables
US$
Balance at December 31, 2016	31,350
Addition of service fee	36,061
Collection of service fee	(15,958)
Allowance of doubtful accounts	(1,482)
Change in fair value	(2,458)
Exchange difference	1,733

Balance at September 30, 2017 (Unaudited)	49,246

Financial Instruments Not Recorded at Fair Value

Financial instruments, including accounts receivable, loans held for transfer, amounts due from related parties and advance from borrowers are not recorded at fair value. The fair values of these financial instruments approximate their carrying value reported in the consolidated balance sheets due to their short term nature.

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SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

5.	RELATED PARTY BALANCES AND TRANSACTIONS

The table below sets forth major related parties and their relationships with the Group:

Name of individual or company	Relationship with the Group
Darong Huang	Chairwoman, Chief Executive Officer, Founder
Shumin Yang	Supervisor, Founder
Qinghui Zeng	Board of Director
Wenkui Gong	Board of Director, Founder
Bin Xiao	Executive
Mingjun Weng	Executive
Heng Yang	Executive
Zheng Zhang	Executive
Lihua Chen	Board of Director
Shanghai Aiman Business Consulting Co., Ltd.(“Aiman”)	Major shareholder of the Group
Shanghai Golden Shell Investment Center (“Golden Shell”)	Major shareholder of the Group
Shanghai Nuoming Investment Center (“Nuoming”)	Major shareholder of the Group
Yuandongtian (Beijing) Assets Management Co., Ltd.(“Yuandongtian”)	The Group’s CEO acts as a supervisor of Yuandongtian
Yuxian Financial Leasing (Shanghai) Co., Ltd.(“Yuxian”)	The Group’s CEO assistant acts as Yuxian’s legal representative
Baiyingjiaye Commercial Factoring (Tianjin) Co., Ltd.(“Baiyingjiaye”)	The Group’s CEO assistant acts as Baiyingjiaye’s legal representative and director
Shanghai Suyi Investment Consulting Co., Ltd.(“Suyi”)	The Group’s CEO holds shares and acts as Suyi’s legal representative

F-127

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

5.	RELATED PARTY BALANCES AND TRANSACTIONS – continued

Details of related party balances as of December 31, 2016 and September 30, 2017 are as follows:

Amounts due from related parties:

	December 31, 2016	September 30, 2017
		(Unaudited)
	US$	US$
Aiman (Note i)	1,376	-
Yuandongtian (Note i)	1,279	-
Darong Huang (Note ii)	325	-
Yuxian	16	-
Golden Shell	3	-
Nuoming	3	-
Baiyingjiaye	2	-
Suyi	*	-
Total amounts due from related parties	3,004	-

*	Represents the amount less than one thousand U.S. dollars.

(i)	Amounts due from Aiman and Yuandongtian as of December 31, 2016 represent the loans borrowed from the Group for operation purpose. The balances were collected in June 2017.

(ii)	Amount due from Ms. Darong Huang as of December 31, 2016 mainly represents the loans lent to related party for operation purpose and advance for travelling expenses and entertainment expenses. The balance was collected in June 2017.

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SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

5.	RELATED PARTY BALANCES AND TRANSACTIONS – continued

Details of related party transactions during the three and nine months ended September 30, 2016 and 2017 are as follows:

	For the three months Ended September 30,		For the nine months Ended September 30,
	2016	2017	2016	2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	US$	US$	US$	US$
Amount lent to related parties (Note i)	231	3,371	1,903	4,965
Collection of amount lent to related parties (Note i)	(74)	(3,414)	(406)	(8,030)
Advance to related parties and reimbursement (Note ii)	-	-	3	-
Reimbursement of advance to related parties (Note ii)	-	-	(3)	-

(i)	Amount lent to related parties mainly represents the Group lent to Aiman, Yuandongtian, and other related parties for their operation purpose. All the amounts lent to related parties are interest free.

(ii)	Advance to related parties represents advance to the executives for travelling expenses, entertainment expenses and other operation expenses.

6.	LONG TERM INVESTMENTS

On March 29, 2017, Shanghai Wheat Asset Management Co., Ltd., the consolidated variable interest entity acquired 13.33% of equity interest of Shanghai Litong Enterprise Development Centre (Limited Partnership) (“Litong”) with total cash consideration of US$2,903 (equivalent to RMB20 million). As of September 30, 2017, the Group owned 13.33% of the limited partnership and accounted for it under equity method. No investment income was recognized for the period ended September 30, 2017.

F-129

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

7.	ACCRUED EXPENSES AND OTHER LIABILITIES

The following is a summary of accrued expenses and other liabilities:

	December 31, 2016	September 30, 2017
		(Unaudited)
	US$	US$
Payroll payable	4,514	2,578
Interest payable	561	716
Fund payable(i)	21,879	10,647
Accrued expense and other payables	562	2,281
Total accrued expenses and other liabilities	27,516	16,222

(i)	Fund payable represents the funds received from investors but not yet transferred to borrowers, and the funds deposited by borrowers and investors to be withdrawn or invested. Prior to June 2017, the Group opened accounts with external online payment service providers to collect and transfer loan funds to investors or borrowers. Since June 2017, the Group’s online marketplace is connected with Huishang Bank. Most of the investors and borrowers can open their own custody accounts in Huishang Bank and the Group reduced the utilization of the accounts with online payment service providers to collect and transfer loan funds to investors and borrowers. Most of the funds from borrowers and investors are managed by Huishang Bank to secure the investors and borrowers’ property safety. As a result, the funds payable balance as of September 30, 2017 decreased.

8.	INCOME TAXES

Sorghum is a company incorporated in the British Virgin Islands. Under the current laws of the British Virgin Islands, Sorghum is not subject to tax on either income or capital gain.

Under the current Hong Kong Inland Revenue Ordinance, Gorgeous Galaxy is subject to 16.5% income tax on its taxable income generated from operations in Hong Kong.

Under the PRC Enterprise Income Tax Law (the “EIT Law”), the standard enterprise income tax rate for domestic enterprises and foreign invested enterprises is 25%. Nonobank was recognized as a Software Enterprise, and was exempt from EIT for 2015 and 2016 and subject to a 50% reduction in its EIT rate from 2017 to 2019. Also, Nonobank was qualified as “High New Technology Enterprises” (“HNTEs”), and can enjoy 15% income tax rate after the expiration of Software Enterprise.

F-130

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

8.	INCOME TAXES – continued

The Company’s subsidiary incorporated in the U.S. is subject to U.S. federal and Massachusetts income taxes. As of September 30, 2017, the Company’s subsidiary in the U.S. had approximately US$189 of net operating losses available to offset future taxable income. These net operating losses will expire after 20 years if not utilized.

Income before provision for income taxes consists of the following:

	For the three months Ended September 30,		For the nine months Ended September 30,
	2016	2017	2016	2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	US$	US$	US$	US$
China operation	15,224	12,159	15,869	8,226
Non-China operation	(36)	(54)	(98)	(105)
Income/(loss) before provision for income taxes	15,188	12,105	15,771	8,121

Income tax (benefit)/expense is comprised of the following:

	For the three months Ended September 30,		For the nine months Ended September 30,
	2016	2017	2016	2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	US$	US$	US$	US$
Current tax	95	1,045	506	3,065
Deferred tax	(422)	(70)	(3,412)	(1,428)
Total	(327)	975	(2,906)	1,637

F-131

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

8.	INCOME TAXES – continued

Reconciliation between the income tax at PRC statutory tax rate and income tax (benefit)/ expense is as follows:

	For the three months Ended September 30,		For the nine months Ended September 30,
	2016	2017	2016	2017
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	US$	US$	US$	US$
Income/(loss) before provision for income taxes	15,188	12,105	15,771	8,121
Statutory tax rate in the PRC	25%	25%	25%	25%
Income tax expense/(benefit) at statutory tax rate	3,797	3,026	3,943	2,030
Non-deductible expenses	(133)	(216)	(359)	(503)
Effect of tax holiday and preferential tax rate	(2,852)	(2,288)	(6,695)	(1,159)
Change in valuation allowance	(1,125)	466	214	1,278
Effect of different tax rates of subsidiaries operating in other jurisdictions	(14)	(13)	(9)	(9)
Income tax (benefit)/expense	(327)	975	(2,906)	1,637

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the deferred tax assets are as follows:

	December 31, 2016	September 30, 2017
		(Unaudited)
	US$	US$
Allowance for doubtful accounts	261	590
Reserve liabilities	3,313	4,493
Tax loss carried forward	130	611
Advertising and publicity expenses	1,438	1,385
Staff education fund	28	44
Long term receivables	647	742
Total deferred tax assets	5,817	7,865
Less: valuation allowance	(91)	(859)
Deferred tax assets, net	5,726	7,006

F-132

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

9.	SEGMENT INFORMATION

The Group’s chief operating decision maker has been identified as the Chief Executive Officer who reviews the consolidated results of operation when making decisions about allocating resources and assessing performance of the Group. The Group operates and manages its business as a single segment.

All of the Group’s revenue for the three and nine months' periods ended September 30, 2016 and 2017 were generated from the PRC.

As of December 31, 2016 and September 30, 2017, respectively, all of long-lived assets of the Group were located in the PRC.

F-133

SORGHUM INVESTMENT HOLDINGS LIMITED

NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS - CONTINUED

(in thousands U.S. dollars, except for share and per share data)

10.	COMMITMENTS AND CONTINGENCIES

Operating Lease Commitments

The Group leases certain office premises under non-cancelable leases. Rental expenses under operating leases for the three months periods ended September 30, 2016, and 2017 were US$470 and US$1,157, respectively. Rental expenses under operating leases for the nine months periods ended September 30, 2016, and 2017 were US$1,259 and US$2,699, respectively. Based on the current rental lease agreements, future minimum rental payments required as of September 30, 2017 were as follows:

US$
Remaining 2017	454
2018	3,057
2019	2,013
2020	1,779
2021	2,010
2022 and after	4,021
13,334

Contingencies

As of September 30, 2017, the Group had no significant outstanding contingencies that were likely to have a material impact on our financial condition and financial operations.

11.	SUBSEQUENT EVENTS

The Group did not identify material subsequent events as of the date of issuance of the financial statements.

F-134

PRELIMINARY COPY

SPECIAL
MEETING OF
STOCKHOLDERS
OF

CCCRCHINA COMMERCIAL CREDIT, INC.

__________, 2017

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSACCCR 1, 2, 3 4, 5 AND 6.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE
ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK
INK AS SHOWN HERE

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting of the stockholders of China Commercial Credit, Inc. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4, and 5. The Acquisition, the Name Change, the Reverse Split, the Election of Directors, and the Capital Increase proposals are conditioned upon the adoption of each other.

1. APPROVAL OF THE REVERSE SPLIT	2. APPROVAL OF THE ACQUISITION

FOR ☐ AGAINST ☐ ABSTAIN ☐	FOR ☐ AGAINST ☐ ABSTAIN ☐

3. APPROVAL OF THE NAME CHANGE	4. APPROVAL OF CAPITAL INCREASE

FOR ☐ AGAINST ☐ ABSTAIN ☐	FOR ☐ AGAINST ☐ ABSTAIN ☐

5. APPROVAL OF ELECTION OF DIRECTORS	6. APPROVAL OF THE ADJOURNMENT

FOR ☐ AGAINST ☐ ABSTAIN ☐	FOR ☐ AGAINST ☐ ABSTAIN ☐

Proxy for Special Meeting of Stockholders
on ____, 2017 Solicited on Behalf of

the Board of Directors of

China Commercial Credit, Inc.

The undersigned hereby appoints Long Yi, with full power of substitution and power to act alone, as proxies to vote all the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the special meeting of stockholders of China Commercial Credit, Inc. to be held on [    ], 2017, at the offices of Hunter Taubman Fischer & Li, LLC, 1450 Broadway, 26th Floor, New York, NY 10018.

To change the address on your account, please check the box at right and indicate your new address in the address space on this Proxy Card. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature	Date	Signature (Joint Owners)	Date

Annex A

SHARE EXCHANGE AGREEMENT

This Share Exchange Agreement (this “Agreement”) is made and entered into as of August 9, 2017 by and among (i) China Commercial Credit, Inc., a corporation incorporated in the State of Delaware (the “Purchaser”), (ii) Sorghum Investment Holdings Limited, a British Virgin Islands Company (the “Company”) and (iii) each of the shareholders of the Company named on Annex I hereto (collectively, the “Sellers”). The Purchaser, the Company and the Sellers are sometimes referred to herein individually as a “Party” and, collectively, as the “Parties”. Capitalized terms, unless otherwise defined, shall have the meanings ascribed to such terms in Article XII hereof.

RECITALS:

WHEREAS, the Sellers collectively own 100% of the issued and outstanding shares and other equity interests in or of the Company;

WHEREAS, the Company is a holding company for Gorgeous Galaxy HK Limited, a Hong Kong registered company (“HK Holdings”), which in turn owns 100% of the issued and outstanding equity interests in Shanghai Pangmai Internet Science and Technology Co., Ltd., a Wholly Foreign-Owned Enterprise registered in Shanghai, China (“WFOE”), which in turn controls Shanghai Wheat Assets Management Co., Ltd. (“Wheat Shanghai”), a company registered in Shanghai, China;

WHEREAS, the Sellers desire to sell to the Purchaser, and the Purchaser desires to purchase from the Sellers, all of the issued and outstanding shares and any other equity interests in or of the Company in exchange for newly issued shares of common stock, par value $0.001, of the Purchaser (“Purchaser Shares”), subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Parties agree as follows:

ARTICLE I
THE SHARE EXCHANGE

1.1        Purchase and Sale of Shares. At the Closing and subject to and upon the terms and conditions of this Agreement, the Sellers shall sell, transfer, convey, assign and deliver to the Purchaser, and the Purchaser shall purchase, acquire and accept from the Sellers, all of the issued and outstanding shares (being 50,000,000 ordinary shares of US$ 0.0001 par value each) of the Company (collectively, the “Purchased Shares”), free and clear of all Liens (other than potential restrictions on resale under applicable securities Laws).

1.2        Consideration. At the Closing and subject to and upon the terms and conditions of this Agreement, in full payment for the Purchased Shares, the Purchaser shall issue and deliver to the Sellers an aggregate of 152,586,795 Purchaser Shares (the “Exchange Shares”). Each Seller shall receive its pro rata share of the Exchange Shares based on the percentage of Purchased Shares owned by such Seller as compared to the total number of Purchased Shares owned by all Sellers (such Seller’s “Pro Rata Share”).

1.3        Company Shareholder Consent. Each Seller, as a shareholder of the Company, hereby approves, authorizes and consents to the Company’s execution and delivery of this Agreement and the Ancillary Documents to which it is or is required to be a party or otherwise bound, the performance by the Company of its obligations hereunder and thereunder and the consummation by the Company of the transactions contemplated hereby and thereby. Each Seller acknowledges and agrees that the consents set forth herein are intended and shall constitute such consent of the Sellers as may be required (and shall, if applicable, operate as a written shareholder resolution of the Company) pursuant to the Company Charter, any other agreement in respect of the Company to which any Seller is a party and all applicable Laws.

ARTICLE II
CLOSING

2.1        Closing. Subject to the satisfaction or waiver of the conditions set forth in Article VIII, the consummation of the transactions contemplated by this Agreement (the “Closing”) shall take place at the offices of Hunter Taubman Fischer & Li LLC, 1450 Broadway, 26th Floor, New York, NY 10018, on the third (3rd) Business Day after all the closing conditions to this Agreement have been satisfied or waived at 10:00 a.m. local time, or at such other date, time or place as the Purchaser and the Company may agree (the date and time at which the Closing is actually held being the “Closing Date”).

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Except as set forth in the disclosure schedules delivered by the Purchaser to the Company and the Sellers on the date hereof (the “Purchaser Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, or in the SEC Reports, each of the Purchaser and, to the extent any statement in this Section refers expressly to the Purchaser’s direct and indirect Subsidiaries and any variable interest entities of the Purchaser (a “V.I.E.,” and each of the foregoing, together with any VIE, a “Purchaser Subsidiary” and collectively, the “Purchaser Subsidiaries”), and the Purchaser Subsidiaries, on a joint and several basis solely with respect to such statements represents and warrants to the Company and the Sellers, as follows:

3.1        Due Organization and Good Standing. The Purchaser is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. The Purchaser has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Purchaser Subsidiary is a corporation or other entity duly formed, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each of the Purchaser and the Purchaser Subsidiaries (each, a “Purchase Entity” and collectively, the “Purchaser Entities”) is duly qualified or licensed and in good standing to conduct business in each jurisdiction in which it is incorporated or registered and in each other jurisdiction where it does business or operates to the extent that the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except for any deviations from any of the foregoing that would not reasonably be expected to have a Material Adverse Effect on the Purchaser. Schedule 3.1 lists all jurisdictions in which each Purchaser Entity is organized and qualified to conduct business and all names other than its legal name under which any Purchaser Entity does business. The Purchaser has made available to the Company and the Sellers accurate and complete copies of its Organizational Documents and the Organizational Documents of each of its Subsidiaries, each as amended to date and as currently in effect. No Purchaser Entity is in material violation of any provision of its Organizational Documents.

3.2        Authorization; Binding Agreement. The Purchaser has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is or is required to be a party, to perform the Purchaser’s obligations, and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Document to which it is or is required to be a party and the consummation of the transactions contemplated hereby and thereby (a) have been duly and validly authorized by the board of directors of the Purchaser, and (b) no other corporate proceedings, other than as set forth elsewhere in the Agreement, on the part of the Purchaser are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which the Purchaser is or is required to be a party shall be when delivered, duly and validly executed and delivered by the Purchaser and, assuming the due authorization, execution and delivery of this Agreement and such Ancillary Documents by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the legal, valid and binding obligation of the Purchaser and each Purchaser Subsidiary, enforceable against the Purchaser and each Purchaser Subsidiary in accordance with its terms, except to the extent that enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization and moratorium laws and other laws of general application affecting the enforcement of creditors’ rights generally or by any applicable statute of limitation or by any valid defense of set-off or counterclaim, and the fact that equitable remedies or relief (including the remedy of specific performance) are subject to the discretion of the court from which such relief may be sought (collectively, the “Enforceability Exceptions”).

3.3        Governmental Approvals. No Consent of or with any Governmental Authority, on the part of any Purchaser Entity is required to be obtained or made in connection with the execution, delivery or performance by the Purchaser Entity of this Agreement and each Ancillary Document to which it is a party or the consummation by the Purchaser Entity of the transactions contemplated hereby and thereby, other than (a) such filings as may be required in any jurisdiction where the Purchaser Entity is qualified or authorized to conduct business as a foreign corporation in order to maintain such qualification or authorization, (b) such filings as contemplated by this Agreement, (c) any filings required with NASDAQ with respect to the transactions contemplated by this Agreement, (d) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder, and (e) where the failure to obtain or make such Consents or to make such filings or notifications, would not reasonably be expected to have a Material Adverse Effect on the Purchaser as a whole or any Purchaser Entity.

3.4        Non-Contravention. The execution and delivery by the Purchaser of this Agreement and each Ancillary Document to which it is a party or otherwise bound, the consummation by any Purchaser Entity of the transactions contemplated hereby and thereby, and compliance by any Purchaser Entity with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of any Purchaser Entity’s Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 3.3 hereof, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to any Purchaser Entity or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by any Purchaser Entity under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of any Purchaser Entity under, (viii) give rise to any obligation to obtain any third party consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Purchaser Material Contract to which any Purchaser Entity is a party or its properties or assets are otherwise bound, except for any deviations from any of the foregoing clauses (b) or (c) that would not reasonably be expected to have a Material Adverse Effect on the Purchaser.

3.5        Capitalization.

(a)        The Purchaser is authorized to issue (i) 100,000,000 Purchaser Shares and (ii) 10,000,000 preferred shares, par value $0.001 per share. The issued and outstanding Purchaser Shares as of the date of this Agreement are set forth on Schedule 3.5(a). All outstanding Purchaser Shares are duly authorized, validly issued, fully paid and non-assessable and not subject to or issued in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the DGCL, the Purchaser Charter or any Contract to which the Purchaser is a party or by which it or its securities are bound. The Purchaser holds no shares or other equity interests in or of the Purchaser in its treasury. None of the outstanding Purchaser Shares has been issued in violation of any applicable securities Laws.

(b)        Except as set forth in the SEC Reports, the Purchaser does not have any Subsidiaries, control any V.I.E. or own any equity interests in any other Person. All of the outstanding equity securities of each Subsidiary of the Purchaser are duly authorized and validly issued, fully paid and non-assessable (if applicable), and were offered, sold and delivered in compliance with all applicable securities Laws, and owned by the Purchaser or one of its Subsidiaries free and clear of all Liens (other than those, if any, imposed by such Subsidiary’s Organizational Documents, which are set forth in Schedule 3.5(b)).There are no Contracts to which the Purchaser or any of its Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the shares or other equity interests of any Subsidiary of the Purchaser other than the Organizational Documents of any such Subsidiary. There is no outstanding equity appreciation, phantom equity, profit participation or similar rights granted by any Purchaser Subsidiary. No Purchaser Subsidiary has any limitation on its ability to make any distributions or dividends to its equity holders, whether by Contract, Order or applicable Law. Except as set forth in the SEC Reports, the Purchaser does not own or have any rights to acquire, directly or indirectly, any shares or other equity interests of any Person. None of the Purchaser or its Subsidiaries is a participant in any joint venture, partnership or similar arrangement. There are no outstanding material contractual obligations of the Purchaser or its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person (other than loans to customers in the ordinary course of business).

(c)        Except as set forth in the SEC Reports, there are no (i) outstanding options, warrants, puts, calls, convertible securities, preemptive or similar rights, (ii) bonds, debentures, notes or other Indebtedness having general voting rights or that are convertible or exchangeable into securities having such rights or (iii) subscriptions or other rights, agreements, arrangements, Contracts or commitments of any character (A) relating to the issued or unissued shares of the Purchaser or any Purchaser Subsidiary, or (B) obligating the Purchaser or any Purchaser Subsidiary to issue, transfer, deliver or sell or cause to be issued, transferred, delivered, sold or repurchased any options or shares or securities convertible into or exchangeable for such shares, or (C) obligating the Purchaser or any Purchaser Subsidiary to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment for such capital shares. Other than as expressly set forth in this Agreement, there are no outstanding obligations of the Purchaser to repurchase, redeem or otherwise acquire any shares of the Purchaser or to provide funds to make any investment (in the form of a loan, capital contribution or otherwise) in any Person. Except as set forth in the SEC Reports, there are no shareholders agreements, voting trusts or other agreements or understandings to which the Purchaser is a party with respect to the voting of any shares of the Purchaser.

(d)        Except as set forth in Schedule 3.5(d), all Indebtedness of the Purchaser (including each Purchaser Subsidiary) is disclosed in the SEC Reports. No Indebtedness of the Purchaser contains any restriction upon: (i) the prepayment of any of such Indebtedness, (ii) the incurrence of Indebtedness by the Purchaser or any Purchaser Subsidiary or (iii) the ability of the Purchaser or any Purchaser Subsidiary to grant any Lien on its properties or assets.

(e)        Except as contemplated by this Agreement or disclosed in the SEC Reports, the Purchaser has not declared or paid any distribution or dividend in respect of its shares and has not repurchased, redeemed or otherwise acquired any of its shares, and the Purchaser’s board of directors has not authorized any of the foregoing.

3.6        SEC Filings and Purchaser Financials.

(a)        The Purchaser, since January 1, 2015, has filed all forms, reports, schedules, statements, registrations statements, prospectuses and other documents required to be filed or furnished by the Purchaser with the SEC under the Securities Act and/or the Exchange Act, together with any amendments, restatements or supplements thereto. Except to the extent available on the SEC’s web site through EDGAR, the Purchaser has delivered to the Company copies in the form filed with the SEC of all of the following: (i) the Purchaser’s Annual Reports on Form 10-K for each fiscal year of the Purchaser beginning with the year ended December 31, 2015, (ii) the Purchaser’s Quarterly Reports on Form 10-Q for each fiscal quarter that the Purchaser filed such reports to disclose its quarterly financial results in each of the fiscal years of the Purchaser referred to in clause (i) above and Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2017, (iii) all other forms, reports, registration statements, prospectuses and other documents (other than preliminary materials) filed by the Purchaser with the SEC since the beginning of the first fiscal year referred to in clause (i) above (the forms, reports, registration statements, prospectuses and other documents referred to in clauses (i), (ii) and (iii) above, whether or not available through EDGAR, are, collectively, the “SEC Reports”) and (iv) all certifications and statements required by (A) Rules 13a-14 or 15d-14 under the Exchange Act, and (B) 18 U.S.C. §1350 (Section 906 of SOX) with respect to any report referred to in clause (i) above (collectively, the “Public Certifications”). The SEC Reports were prepared in all material respects in accordance with the requirements of the Securities Act and the Exchange Act, as the case may be, and the rules and regulations thereunder and did not, as of their respective effective dates (in the case of SEC Reports that are registration statements filed pursuant to the requirements of the Securities Act) and at the time they were filed with the SEC (in the case of all other SEC Reports) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Purchaser, as of the date of this Agreement, is not aware of any filed SEC Report to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Public Certifications are each true as of their respective dates of filing. As used in this Section 3.6, the term “file” shall be broadly construed to include any manner permitted by SEC rules and regulations in which a document or information is furnished, supplied or otherwise made available to the SEC. As of the date of this Agreement, (A) the Purchaser Shares are listed on NASDAQ, (B) the Purchaser has not received any written deficiency notice from NASDAQ relating to the continued listing requirements of the Purchaser Shares, (C) there are no Actions pending or, to the Knowledge of the Purchaser, threatened against the Purchaser with respect to any intention by such entity to suspend, prohibit or terminate the quoting of the Purchaser Shares on NASDAQ and (D) the Purchaser Shares are in compliance with all of the applicable listing and corporate governance rules of NASDAQ.

(b)        The financial statements and notes contained or incorporated by reference in the SEC Reports (the “Purchaser Financials”), fairly present in all material respects the financial position and the results of operations, changes in shareholders’ equity, and cash flows of the Purchaser at the respective dates of and for the periods referred to in such financial statements, all in accordance with (i) GAAP methodologies applied on a consistent basis throughout the periods involved and (ii) Regulation S-X or Regulation S-K, as applicable (except as may be indicated in the notes thereto and for the omission of notes and audit adjustments in the case of unaudited quarterly financial statements to the extent permitted by Regulation S-X or Regulation S-K, as applicable).

(c)        Except as and to the extent reflected or reserved against in the Purchaser Financials, the Purchaser has not incurred any Liabilities or obligations of the type required to be reflected on a balance sheet in accordance with GAAP that is not adequately reflected or reserved on or provided for in the Purchaser Financials, other than Liabilities of the type required to be reflected on a balance sheet in accordance with GAAP that have been incurred since January 1, 2015 in the ordinary course of business.

3.7        Absence of Certain Changes. The Purchaser or each Purchaser Subsidiary has, since January 1, 2015, (a) conducted its business only in the ordinary course of business consistent with past practice, (b) not been subject to a Material Adverse Effect and (c) has not taken any action or committed or agreed to take any action that would be prohibited by Section 6.3 if such action were taken on or after the date hereof without the consent of the Company and the Sellers.

3.8        Compliance with Laws. The Purchaser or each Purchaser Subsidiary is, and has since its respective date of formation been, in compliance with all Laws applicable to it by which it or any of its properties, assets, employees, business or operations are or were bound or affected except for such noncompliance which would not reasonably be expected to have a Material Adverse Effect on the Purchaser or any Purchaser Subsidiary, and the Purchaser or each Purchaser Subsidiary has not received written notice alleging any violation of applicable Law in any material respect by the Purchaser or any Purchaser Subsidiary.

3.9        Actions; Orders; Permits. There is no (a) Action of any nature pending or, to the Purchaser’s Knowledge, threatened, nor is there any reasonable basis for any Action to be made, or (b) Order pending now or rendered by a Governmental Authority, in either case of (a) or (b) by or against the Purchaser or any Purchaser Subsidiary, its current or former directors, officers or equity holders, which would reasonably be expected to have a Material Adverse Effect on the Purchaser of Purchaser Subsidiaries. None of the current or former officers, senior management or directors of the Purchaser or any Purchaser Subsidiary have been charged with, indicted for, arrested for, or convicted of any felony or any crime involving fraud. The Purchaser or each Purchaser Subsidiary holds all Permits necessary to lawfully conduct its business as presently conducted, and to own, lease and operate its assets and properties, all of which are in full force and effect, except where the failure to hold such Permit or for such Permit to be in full force and effect would not reasonably be expected to have a Material Adverse Effect on the Purchaser or any Purchaser Subsidiary.

3.10      Taxes and Returns.

(a)        The Purchaser or each Purchaser Subsidiary has or will have timely filed, or caused to be timely filed, all Tax Returns by it, which Tax Returns are true, accurate, correct and complete, and has paid, collected or withheld, or caused to be paid, collected or withheld, all Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the Purchaser Financials have been established in accordance with GAAP. Schedule 3.10(a) sets forth each jurisdiction where the Purchaser or any Purchaser Subsidiary files or is required to file a Tax Return. Each Purchaser Entity has complied in all material respects with all applicable Laws relating to Tax. There is no current pending or, to the Knowledge of a Purchaser Entity, threatened Action against such Purchaser Entity by a Governmental Authority in a jurisdiction where the Purchaser Entity does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no audits, examinations, investigations or other proceedings pending, or to the Knowledge of the Purchaser, threatened Action, against any Purchaser Entity in respect of any Tax, and each Purchaser Entity has not been notified in writing of any proposed Tax claims or assessments against the Purchaser Entity (other than, in each case, claims or assessments for which adequate reserves in the Purchaser Financials have been established in accordance with GAAP or are immaterial in amount). There are no Liens with respect to any Taxes upon any of the Purchaser Entity’s assets, other than Permitted Liens. Each Purchaser Entity has collected or withheld all Taxes currently required to be collected or withheld by it, and all such Taxes have been paid to the appropriate Governmental Authorities or set aside in appropriate accounts for future payment when due. Each Purchaser Entity has no outstanding waivers or extensions of any applicable statute of limitations to assess any material amount of Taxes. There are no outstanding requests by any Purchaser Entity for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(b)        Since 1/1/2015, each Purchaser Entity has not (i) changed any Tax accounting methods, policies or procedures except as required by a change in Law, (ii) made, revoked, or amended any material Tax election, (iii) filed any amended Tax Returns or claim for refund or (iv) entered into any closing agreement affecting or otherwise settled or compromised any material Tax Liability or refund.

(c)        No Purchaser Entity has any Liability for the Taxes of another Person (other than another Purchaser Entity) (i) under any applicable Tax Law, (ii) as a transferee or successor, or (iii) by contract, indemnity or otherwise. No Purchaser Entity is a party to or bound by any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement or similar agreement, arrangement or practice with respect to Taxes (including advance pricing agreement, closing agreement or other agreement relating to Taxes with any Governmental Authority) that will be binding on the Purchaser or any Purchaser Subsidiary with respect to any period following the Closing Date.

(d)       No Purchaser Entity has requested, nor is the subject of, nor bound by, any private letter ruling, technical advice memorandum, closing agreement or similar ruling, memorandum or agreement with any Governmental Authority with respect to any Taxes. Furthermore, no such request is outstanding.

3.11      [Intentionally Omitted].

3.12      Properties. Except as set forth in the SEC Reports, the Purchaser or each other Purchaser Entity does not own, license or otherwise have any right, title or interest in any material Intellectual Property. Except as set forth in the SEC Reports, each Purchaser Entity does not own or lease any material real property or Personal Property.

Each Purchaser Entity has good and marketable title to, or a valid leasehold interest in or right to use, all of its assets, free and clear of all Liens other than (a) Permitted Liens, (b) the rights of lessors under leasehold interests and (c) Liens specifically identified on the Interim Balance Sheet. The assets (including Intellectual Property rights and contractual rights) of the Purchaser Entities constitute all of the assets, rights and properties that are used in the operation of the businesses of the Purchaser Entities as it is now conducted and presently proposed to be conducted or that are used or held by the Purchaser Entities for use in the operation of the businesses of the Target Companies, and taken together, are adequate and sufficient for the operation of the businesses of the Purchaser Entities as currently conducted and as presently proposed to be conducted.

3.13      Material Contracts.

(a)        Except as set forth in the SEC Reports, other than this Agreement or the Ancillary Documents, there are no Contracts to which the Purchaser or any other Purchaser Entity is a party or by which any of its properties or assets may be bound, subject or affected, which (i) creates or imposes a Liability greater than $250,000, (ii) may not be cancelled by any Purchaser Entity on less than sixty (60) days’ prior notice without payment of a material penalty or termination fee or (iii) prohibits, prevents, restricts or impairs in any material respect any business practice of any Purchaser Entity as its business as is currently conducted, any acquisition of material property by the Purchaser Entity, or restricts in any material respect the ability of any Purchaser Entity from engaging in business as currently conducted by it or from competing with any other Person, or (iv) is otherwise material to any Purchaser Entity and not described in clauses (i) through (iii) above (each, a “Purchaser Material Contract”). All Purchaser Material Contracts have been made available to the Company other than those that are exhibits to the SEC Reports.

(b)        With respect to each Purchaser Material Contract: (i) the Purchaser Material Contract was entered into at arms’ length and in the ordinary course of business; (ii) the Purchaser Material Contract is legal, valid, binding and enforceable in all material respects against the respective Purchaser Entity and, to the Knowledge of the Purchaser Entity, the other parties thereto, and is in full force and effect (except as such enforcement may be limited by the Enforceability Exceptions); (iii) each Purchaser Entity is not in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default in any material respect by the respective Purchaser Entity, or permit termination or acceleration by the other party, under such Purchaser Material Contract; and (iv) to the Knowledge of the Purchaser, no other party to any Purchaser Material Contract is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default by such other party, or permit termination or acceleration by the respective Purchaser Entity under any Purchaser Material Contract; (v) neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will affect the validity or enforceability of any Purchaser Material Contract; (vi) No Purchaser Entity has received written notice of an intention by any party to any such Purchaser Material Contract that provides for a continuing obligation by any party thereto to terminate such Purchaser Material Contract or amend the terms thereof, other than modifications in the ordinary course of business that do not materially adversely affect any Purchaser Entity; and (vii) no Purchaser Entity has waived any rights under any such Purchaser Material Contract.

3.14      Transactions with Affiliates. The SEC Reports set forth the Contracts and arrangements that are in existence as of the date of this Agreement under which there are any existing or future Liabilities or obligations between the Purchaser or any other Purchaser Entity and any (a) present or former director, officer or employee or Affiliate of any Purchaser Entity, or any family member of any of the foregoing, or (ii) record or beneficial owner of more than five percent (5%) of the outstanding Purchaser Shares as of the date hereof. Except as set forth in the SEC Reports, no Purchaser Entity nor any of its Affiliates, nor any officer, director, manager, employee, trustee or beneficiary of a Purchaser Entity or any of its Affiliates, nor any immediate family member of any of the foregoing (whether directly or indirectly through an Affiliate of such Person) (each of the foregoing, a “Related Person”) is presently, or since January 1, 2015 has been, a party to any transaction with a Purchaser Entity,

3.15      Investment Company Act. The Purchaser is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

3.16      Finders and Brokers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission from the Purchaser, any Purchaser Subsidiary, the Target Companies or any of their respective Affiliates in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Purchaser.

3.17      Ownership of Exchange Shares. All Exchange Shares issued and delivered in accordance with Article I to the Sellers shall be, upon issuance and delivery of such Exchange Shares, duly authorized, validly issued, fully paid and non-assessable, free and clear of all Liens, other than restrictions arising from applicable securities Laws, the Lock-Up Agreement, and any Liens incurred by Sellers, and the issuance and sale of such Exchange Shares pursuant hereto will not be subject to or give rise to any preemptive rights or rights of first refusal.

3.18      Certain Business Practices.

(a)        Neither the Purchaser, nor any Purchaser Subsidiary, nor, to the Knowledge of the Purchaser, any of their Representatives acting on their behalf, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, (iii) made any other unlawful payment or (iv) since January 1, 2015, directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder the Purchaser or any Purchaser Subsidiary or assist it in connection with any actual or proposed transaction.

(b)        The operations of the Purchaser (including all Purchaser Subsidiaries) are and have been conducted at all times in compliance with laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Action involving the Purchaser or any Purchaser Subsidiary with respect to the any of the foregoing is pending or, to the Knowledge of the Purchaser, threatened.

(c)        None of the Purchaser or any Purchase Subsidiary or any of its directors or officers, or, to the Knowledge of the Purchaser, any other Representative acting on behalf of the Purchaser or any Purchase Subsidiary, is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and the Purchaser or each Purchaser Subsidiary has not, directly or, to the Knowledge of the Purchaser, indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC in the last five (5) fiscal years.

3.19     Disclosure. No representations or warranties by the Purchaser (including the Purchaser Subsidiaries) in this Agreement (including the disclosure schedules hereto) or the Ancillary Documents, and none of the information supplied or to be supplied by the Purchaser (including any Purchaser Subsidiary) in connection with the transactions contemplated by this Agreement (a) contains or will contain any untrue statement of a material fact, or (b) omits or will omit to state, when read in conjunction with all of the information contained in this Agreement, the disclosure schedules hereto and the Ancillary Documents, any fact necessary to make the statements or facts contained therein not materially misleading.

3.20      Independent Investigation. The Purchaser has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Target Companies, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Target Companies for such purpose. The Purchaser acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Company and the Sellers set forth in Article IV and Article V (including the related portions of the Company Disclosure Schedules and any Supplemental Disclosure Schedules provided by the Company or the Sellers); and (b) none of the Company, the Sellers or their respective Representatives have made any representation or warranty as to the Target Companies, the Sellers or this Agreement, except as expressly set forth in Article IV and Article V(including the related portions of the Company Disclosure Schedules and Supplemental Disclosure Schedules provided by the Company or the Sellers).

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the disclosure schedules delivered by the Company to the Purchaser on the date hereof (the “Company Disclosure Schedules”), the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, each of the Company and, to the extent any statement in this Section refers expressly to the Target Companies, the Target Companies, on a joint and several basis solely with respect to such statements, represents and warrants to the Purchaser, as follows:

4.1        Due Organization and Good Standing. The Company is a business company duly organized, validly existing and in good standing under the Laws of the British Virgin Islands and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Subsidiary of the Company is a corporation or other entity duly formed, validly existing and in good standing under the Laws of its jurisdiction of organization and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. Each Target Company is duly qualified or licensed and in good standing in the jurisdiction in which it is incorporated or registered and in each other jurisdiction where it does business or operates to the extent that the character of the property owned, or leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except for any deviations from any of the foregoing that would not reasonably be expected to have a Material Adverse Effect on the Company. Schedule 4.1 lists all jurisdictions in which any Target Company is organized and qualified to conduct business and all names other than its legal name under which any Target Company does business. The Company has provided to the Purchaser accurate and complete copies of its Organizational Documents and the Organizational Documents of each of its Subsidiaries, each as amended to date and as currently in effect. No Target Company is in material violation of any provision of its Organizational Documents.

4.2        Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement and each Ancillary Document to which it is or is required to be a party, to perform the Company’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and each Ancillary Document to which the Company is or is required to be a party and the consummation of the transactions contemplated hereby and thereby, (a) have been duly and validly authorized by the Company’s board of directors and the Company’s shareholders to the extent required by the Company’s Organizational Documents, the BVI Act, any other applicable Law or any Contract to which the Company or any of its shareholders is a party or by which it or its securities are bound and (b) no other proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement and each Ancillary Document to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which the Company is or is required to be a party shall be when delivered, duly and validly executed and delivered by the Company and assuming the due authorization, execution and delivery of this Agreement and any such Ancillary Document by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions.

4.3        Capitalization.

(a)        The Company is authorized to issue 500,000,000 Company Ordinary Shares, 50,000,000 of which shares are issued and outstanding. Prior to giving effect to the transactions contemplated by this Agreement, the Sellers are the legal (registered) and beneficial owners of all of the issued and outstanding shares and other equity interests in or of the Company, with each Seller owning the shares and any other equity interests in the Company set forth on Schedule 4.3(a), all of which shares and other equity interests are owned free and clear of any Liens. The Purchased Shares to be delivered by the Sellers to the Purchaser at the Closing constitute all of the issued and outstanding shares and other equity interests in or of the Company. All of the outstanding shares and other equity interests in or of the Company have been duly authorized, are fully paid and non-assessable and not in violation of any purchase option, right of first refusal, preemptive right, subscription right or any similar right under any provision of the BVI Act, any other applicable Law, the Company Charter or any Contract to which the Company is a party or by which it or its securities are bound. The Company holds no shares or other equity interests in or of the Company in its treasury. None of the outstanding shares or other equity interests in or of the Company were issued in violation of any applicable securities Laws.

(b)        There are no options, warrants or other rights to subscribe for or purchase any shares or other equity interests in or of the Company or securities convertible into or exchangeable for, or that otherwise confer on the holder any right to acquire any shares or other equity interests in or of the Company, or preemptive rights or rights of first refusal or first offer, nor are there any Contracts, commitments, arrangements or restrictions to which the Company or any of its shareholders is a party or bound relating to any equity securities of the Company, whether or not outstanding. There are no outstanding or authorized equity appreciation, phantom equity or similar rights with respect to the Company. There are no voting trusts, proxies, shareholder agreements or any other agreements or understandings with respect to the voting of the Company’s shares or other equity interests. There are no outstanding contractual obligations of the Company to repurchase, redeem or otherwise acquire any shares or other equity interests or securities in or of the Company, nor has the Company granted any registration rights to any Person with respect to the Company’s equity securities. All of the Company’s securities have been granted, offered, sold and issued in compliance with all applicable securities Laws. As a result of the consummation of the transactions contemplated by this Agreement, no shares or other equity interests in or of the Company are issuable and no rights in connection with any interests, warrants, rights, options or other securities of the Company accelerate or otherwise become triggered (whether as to vesting, exercisability, convertibility or otherwise).

(c)        Since January 1, 2017, the Company has not declared or paid any distribution or dividend in respect of its shares or other equity interests and has not repurchased, redeemed or otherwise acquired any shares or other equity interests in or of the Company, and the board of directors of the Company has not authorized any of the foregoing.

4.4        Subsidiaries.

(a)        Schedule 4.4(a) sets forth the name of each Subsidiary of the Company, and with respect to each Subsidiary (a) its jurisdiction of organization, (b) its authorized shares or other equity interests (if applicable), (c) the number of issued and outstanding shares or other equity interests and the record holders and beneficial owners thereof and (d) its Tax election to be treated as a corporate or a disregarded entity under the Code and any state or applicable non-U.S. Tax laws, if any. All of the outstanding equity securities of each Subsidiary of the Company are duly authorized and validly issued, fully paid and non-assessable (if applicable), and were offered, sold and delivered in compliance with all applicable securities Laws, and owned by the Company or one of its Subsidiaries free and clear of all Liens (other than those, if any, imposed by such Subsidiary’s Organizational Documents or V.I.E. Agreement). There are no Contracts to which the Company or any of its Affiliates is a party or bound with respect to the voting (including voting trusts or proxies) of the shares or other equity interests of any Subsidiary of the Company other than the Organizational Documents, V.I.E. Agreements or otherwise disclosed in Disclosure Schedule of any such Subsidiary. There are no outstanding or authorized options, warrants, rights, agreements, subscriptions, convertible securities or commitments to which any Subsidiary of the Company is a party or which are binding upon any Subsidiary of the Company providing for the issuance or redemption of any shares or other equity interests in or of any Subsidiary of the Company except for V.I.E. Agreements of such Subsidiary or otherwise disclosed in Disclose Schedule. Except for V.I.E. Agreements, there are no outstanding equity appreciation, phantom equity, profit participation or similar rights granted by any Subsidiary of the Company. Except for V.I.E. Agreements of the Subsidiary, no Subsidiary of the Company has any limitation on its ability to make any distributions or dividends to its equity holders, whether by Contract, Order or applicable Law. Except for the equity interests of the Subsidiaries listed on Schedule 4.4(a), the Company does not own or have any rights to acquire, directly or indirectly, any shares or other equity interests of any Person. None of the Company or its Subsidiaries is a participant in any joint venture, partnership or similar arrangement. There are no outstanding material contractual obligations of the Company or its Subsidiaries to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person (other than loans to customers in the ordinary course of business).

(b)        WFOE controls Wheat Shanghai via the following agreements each dated July 11, 2017 (the “V.I.E. Agreements” and each, a “V.I.E. Agreement”): Consulting Services Agreement, Operating Agreement, Call Option Agreement, Voting Rights Proxy Agreement and Equity Pledge Agreement. Except as disclosed in Schedule 4.4 (b) there are no outstanding options, warrants, rights (including conversion rights, preemptive rights, rights of first refusal or similar rights) or agreements to purchase or acquire any equity interest, or any securities convertible into or exchangeable for an equity interest, of the Wheat Shanghai.

4.5        Governmental Approvals. No Consent of or with any Governmental Authority on the part of any Target Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or any Ancillary Documents to which it is a party or the consummation by the Company of the transactions contemplated hereby or thereby other than (a) such filings as contemplated by this Agreement and (b) where the failure to obtain or make such Consents or to make such filings or notifications, would not reasonably be expected to have a Material Adverse Effect on the Company.

4.6        Non-Contravention. The execution and delivery by the Company (or any other Target Company, as applicable) of this Agreement and each Ancillary Document to which any Target Company is a party or otherwise bound, and the consummation by any Target Company of the transactions contemplated hereby and thereby and compliance by any Target Company with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of any Target Company’s Organizational Documents, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 4.5 hereof, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to any Target Company or any of their properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by any Target Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of any Target Company under, (viii) give rise to any obligation to obtain any third party consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any Company Material Contract, except for any deviations from any of the foregoing clauses that would not reasonably be expected to have a Material Adverse Effect on the Company.

4.7        Financial Statements.

(a)        As used herein, the term “Company Financials” means the (i) audited consolidated financial statements of the Target Companies (including, in each case, any related notes thereto), consisting of the consolidated balance sheets of the Target Companies as of December 31, 2014, December 31, 2015_ and December 31, 2016, and the related consolidated audited income statements, changes in shareholder equity and statements of cash flows for the years then ended and (ii) the unaudited financial statements, consisting of the consolidated balance sheet of the Target Companies as of March 31, 2017 (the “Interim Balance Sheet Date”) and the related consolidated income statement, changes in shareholder equity and statement of cash flows for the three (3) months then ended. The Company Financials (i) accurately reflect the books and records of the Target Companies as of the times and for the periods referred to therein, (ii) were prepared in accordance with GAAP, consistently applied throughout and among the periods involved (except that the unaudited statements exclude the footnote disclosures and other presentation items required for GAAP and exclude year-end adjustments which will not be material in amount), and (iii) fairly present in all material respects the financial position of the Target Companies as of the respective dates thereof and the results of the operations and cash flows of the Target Companies for the periods indicated.

(b)        Each Target Company maintains accurate books and records reflecting its assets and Liabilities in all material respects and maintains proper and adequate internal accounting controls that provide reasonable assurance that (i) such Target Company does not maintain any off-the-book accounts and that such Target Company’s assets are used only in accordance with the Target Company’s management directives, (ii) transactions are executed with management’s authorization, (iii) transactions are recorded as necessary to permit preparation of the financial statements of such Target Company and to maintain accountability for such Target Company’s assets, (iv) access to such Target Company’s assets is permitted only in accordance with management’s authorization, (v) the reporting of such Target Company’s assets is compared with existing assets at regular intervals and verified for actual amounts and (vi) accounts, notes and other receivables are recorded accurately, and proper and adequate procedures are implemented to effect the collection of accounts, notes and other receivables on a current and timely basis. No Target Company has been subject to or involved in any fraud that involves management or other employees who have a significant role in the internal controls over financial reporting of the Company and its Subsidiaries. Since January 1, 2014, neither Company or its Representatives has received any written complaint, allegation, assertion or claim regarding the accounting or auditing practices, procedures, methodologies or methods of any Target Company or its internal accounting controls, including any material written complaint, allegation, assertion or claim that any Target Company has engaged in questionable accounting or auditing practices.

(c)        No Target Company has ever been subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

(d)        All material Indebtedness of the Target Companies is disclosed in the financial statements and related notes previously delivered to the Purchaser. No material Indebtedness of any Target Company contains any restriction upon (i) the prepayment of any of such Indebtedness, (ii) the incurrence of Indebtedness by any Target Company, or (iii) the ability of the Target Companies to grant any Lien on their respective properties or assets.

(e)        No Target Company is subject to any Liabilities or obligations (whether or not required to be reflected on a balance sheet prepared in accordance with GAAP), except for those that are either (i) adequately reflected or reserved on or provided for in the consolidated balance sheet of the Company and its Subsidiaries as of the Interim Balance Sheet Date contained in the Company Financials or (ii) not material and that were incurred after the Interim Balance Sheet Date in the ordinary course of business consistent with past practice (other than Liabilities for breach of any Contract or violation of any Law).

(f)        All financial projections with respect to the Target Companies that were delivered by or on behalf of the Company to the Purchaser or its Representatives were prepared in good faith using assumptions that the Company believes to be reasonable.

4.8        Absence of Certain Changes. Since the Interim Balance Sheet Date, each Target Company has (a) conducted its business only in the ordinary course of business consistent with past practice, (b) not been subject to a Material Adverse Effect and (c) has not taken any action or committed or agreed to take any action that would be prohibited by Section 6.2(b) if such action were taken on or after the date hereof without the consent of the Purchaser other than such action as contemplated by this Agreement.

4.9        Compliance with Laws. No Target Company is or has been in material conflict or non-compliance with, or in material default or violation of, nor has any Target Company received, since January 1, 2010, any written notice of any material conflict or non-compliance with, or material default or violation of, any applicable Laws by which it or any of its properties, assets, employees, business or operations are or were bound or affected, except for such conflict, noncompliance, default or violation which would not reasonably be expected to have a Material Adverse Effect on the Company.

4.10      Company Permits. Except as otherwise disclosed in Schedule 4.10, each Target Company (and its employees who are legally required to be licensed by a Governmental Authority in order to perform his or her duties with respect to his or her employment with any Target Company), holds all Permits necessary to lawfully conduct in all material respects its business as presently conducted and as currently contemplated to be conducted, and to own, lease and operate its assets and properties (collectively, the “Company Permits”). The Company has made available to the Purchaser true, correct and complete copies of all material Company Permits. All of the Company Permits are in full force and effect, and no suspension or cancellation of any of the Company Permits is pending or, to the Company’s Knowledge, threatened, except where the failure to hold such Permit or for such Permit to be in full force and effect would not reasonably be expected to have a Material Adverse Effect on the Company. No Target Company is in violation in any material respect of the terms of any Company Permit.

4.11      Litigation. There is no (a) material Action of any nature pending or, to the Company’s Knowledge, threatened, nor is there any reasonable basis for any Action to be made, or (b) Order pending now or rendered by a Governmental Authority since January 1, 2014, in either case of (a) or (b) by or against any Target Company, its current or former directors, officers or equity holders, which would reasonably be expected to have a Material Adverse Effect on the Company. Since January 1, 2014, none of the current or former officers, senior management or directors of any Target Company have been charged with, indicted for, arrested for, or convicted of any felony or any crime involving fraud.

4.12      Material Contracts.

(a)        Schedule 4.12(a) sets forth a true, correct and complete list of, and the Company has made available to the Purchaser (including written summaries of oral Contracts), true, correct and complete copies of, each Contract to which any Target Company is a party or by which any Target Company, or any of its properties or assets are bound or affected, which (i) creates or imposes a Liability greater than $250,000, (ii) may not be cancelled by a Target Company on less than sixty (60) days’ prior notice without payment of a material penalty or termination fee or (iii) prohibits, prevents, restricts or impairs in any material respect any business practice of a Target Company as its business as is currently conducted (each contract required to be set forth on Schedule 4.12(a), a “Company Material Contract”) that:

(i)        contains covenants that limit the ability of any Target Company (A) to compete in any line of business or with any Person or in any geographic area or to sell, or provide any service or product or solicit any Person, including any non-competition covenants, employee and customer non-solicit covenants, exclusivity restrictions, rights of first refusal or most-favored pricing clauses or (B) to purchase or acquire an interest in any other Person;

(ii)        involves any joint venture, profit-sharing, partnership, limited liability company or other similar agreement or arrangement relating to the formation, creation, operation, management or control of any partnership or joint venture;

(iii)        involves any exchange traded, over the counter or other swap, cap, floor, collar, futures contract, forward contract, option or other derivative financial instrument or Contract, based on any commodity, security, instrument, asset, rate or index of any kind or nature whatsoever, whether tangible or intangible, including currencies, interest rates, foreign currency and indices;

(iv)        evidences Indebtedness (whether incurred, assumed, guaranteed or secured by any asset) of any Target Company having an outstanding principal amount in excess of $250,000;

(v)        involves the acquisition or disposition, directly or indirectly (by merger or otherwise), of assets with an aggregate value in excess of $250,000 (other than in the ordinary course of business consistent with past practice) or shares or other equity interests in or of another Person;

(vi)      relates to any merger, consolidation or other business combination with any other Person or the acquisition or disposition of any other entity or its business or material assets or the sale of any Target Company, its business or material assets;

(vii)     by its terms, individually or with all related Contracts, calls for aggregate payments or receipts by the Target Companies under such Contract or Contracts of more than $250,000 in the aggregate;

(viii)    obligates the Target Companies to provide continuing indemnification or a guarantee of obligations of a third party after the date hereof in excess of $250,000;

(ix)        is between any Target Company and any Top Customer or Top Supplier (other than in the ordinary course of business);

(x)        is between any Target Company and any directors, officers or employees of a Target Company (other than at-will employment arrangements with employees entered into in the ordinary course of business consistent with past practice), including all non-competition, severance and indemnification agreements, or any Related Person;

(xi)        obligates the Target Companies to make any capital commitment or expenditure in excess of $250,000 (including pursuant to any joint venture);

(xii)        relates to a material settlement entered into within three (3) years prior to the date of this Agreement or under which any Target Company has outstanding obligations (other than customary confidentiality obligations or in the ordinary course of business);

(xiii)        provides another Person (other than another Target Company or any manager, director or officer of any Target Company) with a power of attorney;

(xiv)        relates to the development, ownership, licensing or use of any Intellectual Property by, to or from any Target Company, other than Off-the-Shelf Software Agreements; or

(xv)        is otherwise material to any Target Company and not described in clauses (i) through (xiv) above.

(b)        With respect to each Company Material Contract: (i) such Company Material Contract is valid and binding and enforceable in all material respects against the Target Company party thereto (subject to the Enforceability Exceptions) and, to the Knowledge of the Company, each other party thereto, and is in full force and effect (except as such enforcement may be limited by the Enforceability Exceptions); (ii) neither the execution of this Agreement nor the consummation of the transactions contemplated by this Agreement will affect the validity or enforceability of any Company Material Contract in any material respect ; (iii) no Target Company is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute a breach or default in any material respect by any Target Company, or permit termination or acceleration by the other party thereto, under such Company Material Contract; (iv) to the Knowledge of the Company, no other party to such Company Material Contract is in breach or default in any material respect, and no event has occurred that with the passage of time or giving of notice or both would constitute such a breach or default by such other party in any material respect, or permit termination or acceleration by any Target Company, under such Company Material Contract; (v) no Target Company has received written or, to the Knowledge of the Company, oral notice of an intention by any party to any such Company Material Contract that provides for a continuing obligation by any party thereto to terminate such Company Material Contract or amend the terms thereof, other than modifications in the ordinary course of business that do not materially adversely affect any Target Company; and (vi) no Target Company has waived any material rights under any such Company Material Contract.

4.13      Intellectual Property.

(a)        Schedule 4.13(a)(i) sets forth: (i) all Patents, Trademarks, Internet Assets and Copyrights owned or licensed by a Target Company or otherwise used or held for use by a Target Company in which a Target Company is the owner, applicant or assignee (“Company Registered IP”), specifying as to each item, as applicable: (A) the nature of the item, including the title, (B) the owner of the item, (C) the jurisdictions in which the item is issued or registered or in which an application for issuance or registration has been filed and (D) the issuance, registration or application numbers and dates; and (ii) all material unregistered Intellectual Property owned or purported to be owned by a Target Company. Schedule 4.13(a)(ii) sets forth all licenses, sublicenses and other agreements or permissions (“Company IP Licenses”) (other than “shrink wrap,” “click wrap,” and “off the shelf” software agreements and other agreements for Software commercially available on reasonable terms to the public generally with license, maintenance, support and other fees of less than $5,000 per year (collectively, “Off-the-Shelf Software Agreements”), which are not required to be listed, although such licenses are “Company IP Licenses” as that term is used herein), under which a Target Company is a licensee or otherwise is authorized to use or practice any Intellectual Property, and describes (A) the applicable Intellectual Property licensed, sublicensed or used and (B) any royalties, license fees or other compensation due from a Target Company, if any. Each Target Company owns, free and clear of all Liens (other than Permitted Liens), has valid and enforceable rights in, and has the unrestricted right to use, sell, license, transfer or assign, all Intellectual Property currently used, licensed or held for use by such Target Company, and previously used or licensed by such Target Company, except for the Intellectual Property that is the subject of the Company IP Licenses. For each Patent and Patent application in the Company Registered IP, the Target Companies have obtained valid assignments of inventions from each inventor. Except as set forth on Schedule 4.13(a)(iii), all Company Registered IP is owned exclusively by the applicable Target Company without obligation to pay royalties, licensing fees or other fees, or otherwise account to any third party with respect to such Company Registered IP.

(b)        Each Target Company has a valid and enforceable license to use all Intellectual Property that is the subject of the Company IP Licenses applicable to such Target Company. The Company IP Licenses include all of the licenses, sublicenses and other agreements or permissions necessary to operate the Target Companies as presently conducted. Each Target Company has performed all obligations imposed on it in the Company IP Licenses, has made all payments required to date, and such Target Company is not, nor, to the Knowledge of the Company, is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder, except that any breach or default would not reasonably be expected to have a Material Adverse Effect on the Company. The continued use by the Target Companies of the Intellectual Property that is the subject of the Company IP Licenses in the same manner that it is currently being used is not restricted by any applicable license of any Target Company. All registrations for Copyrights, Patents and Trademarks that are owned by or exclusively licensed to any Target Company are valid and in force, and all applications to register any Copyrights, Patents and Trademarks are pending and in good standing, all without challenge of any kind. No Target Company is party to any Contract that requires a Target Company to assign to any Person all of its rights in any Intellectual Property developed by a Target Company under such Contract.

(c)        Schedule 4.13(c) sets forth all licenses, sublicenses and other agreements or permissions under which a Target Company is the licensor (each, an “Outbound IP License”), and for each such Outbound IP License, describes (i) the applicable Intellectual Property licensed, (ii) the licensee under such Outbound IP License, and (iii) any royalties, license fees or other compensation due to a Target Company, if any. Each Target Company has performed all obligations imposed on it in the Outbound IP Licenses, and such Target Company is not, nor, to the Knowledge of the Company, is any other party thereto, in breach or default thereunder, nor has any event occurred that with notice or lapse of time or both would constitute a default thereunder, except that any breach or default would not reasonably be expected to have a Material Adverse Effect on the Company.

(d)        No Action is pending or, to the Company’s Knowledge, threatened that challenges the validity, enforceability, ownership, or right to use, sell, license or sublicense any Intellectual Property currently licensed, used or held for use by the Target Companies in any material respect. No Target Company has received any written or, to the Knowledge of the Company, oral notice or claim asserting or suggesting that any infringement, misappropriation, violation, dilution or unauthorized use of the Intellectual Property of any other Person is or may be occurring or has or may have occurred, as a consequence of the business activities of any Target Company, nor to the Knowledge of the Company is there a reasonable basis therefor. There are no Orders to which any Target Company is a party or its otherwise bound that (i) restrict the rights of a Target Company to use, transfer, license or enforce any Intellectual Property owned by a Target Company, (ii) restrict the conduct of the business of a Target Company in order to accommodate a third Person’s Intellectual Property, or (iii) grant any third Person any right with respect to any Intellectual Property owned by a Target Company. No Target Company is currently infringing, or has, in the past, infringed, misappropriated or violated any Intellectual Property of any other Person in any material respect in connection with the ownership, use or license of any Intellectual Property owned or purported to be owned by a Target Company or, to the Knowledge of the Company, otherwise in connection with the conduct of the respective businesses of the Target Companies. To the Company’s Knowledge, no third party is infringing upon, has misappropriated or is otherwise violating any Intellectual Property owned, licensed by, licensed to, or otherwise used or held for use by any Target Company (“Company IP”) in any material respect.

(e)        All employees and independent contractors of a Target Company have assigned to the Target Companies all Intellectual Property arising from the services performed for a Target Company by such Persons. No current or former officers, employees or independent contractors of a Target Company have claimed any ownership interest in any Intellectual Property owned by a Target Company. To the Knowledge of the Company, there has been no violation of a Target Company’s policies or practices related to protection of Company IP or any confidentiality or nondisclosure Contract relating to the Intellectual Property owned by a Target Company, except for any violation that would not reasonably be expected to have a Material Adverse Effect on the Company. The Company has provided the Purchaser with true and complete copies of all written Contracts referenced in subsections under which employees and independent contractors assigned their Intellectual Property to a Target Company.

(f)        To the Knowledge of the Company, no Person has obtained unauthorized access to third party information and data in the possession of a Target Company, nor has there been any other compromise of the security, confidentiality or integrity of such information or data. Each Target Company has complied in all material respects with all applicable Laws relating to privacy, personal data protection, and the collection, processing and use of personal information and its own privacy policies and guidelines. The operation of the business of the Target Companies has not and does not materially violate any right to privacy or publicity of any third person, or constitute unfair competition or trade practices under applicable Law.

(g)        The consummation of any of the transactions contemplated by this Agreement will neither violate nor by their terms result in the material breach, material modification, cancellation, termination, suspension of, or acceleration of any payments with respect to, or release of source code because of (i) any Contract providing for the license or other use of Intellectual Property owned by a Target Company, or (ii) any Company IP License. Following the Closing, the Company shall be permitted to exercise, directly or indirectly through its Subsidiaries, all of the Target Companies’ rights under such Contracts or IP Licenses described in the previous sentence to the same extent that the Target Companies would have been able to exercise had the transactions contemplated by this Agreement not occurred, without the payment of any additional amounts or consideration other than ongoing fees, royalties or payments which the Target Companies would otherwise be required to pay in the absence of such transactions.

4.14      Taxes and Returns.

(a)        Each Target Company has or will have timely filed, or caused to be timely filed, all Tax Returns and reports required to be filed by it (taking into account all available extensions), which Tax Returns are true, accurate, correct and complete in all material respects, and has paid, collected or withheld, or caused to be paid, collected or withheld, all Taxes required to be paid, collected or withheld, other than such Taxes for which adequate reserves in the Company Financials have been established in accordance with GAAP.  Schedule 4.14(a) sets forth each jurisdiction in which each Target Company files or is required to file a Tax Return. Each Target Company has complied in all material respects with all applicable Laws relating to Tax.

(b)        There is no current pending or, to the Knowledge of the Company, threatened Action against a Target Company by a Governmental Authority in a jurisdiction where the Target Company does not file Tax Returns that it is or may be subject to taxation by that jurisdiction.

(c)        No Target Company is being audited by any Tax authority or has been notified in writing or, to the Knowledge of the Company, orally by any Tax authority that any such audit is contemplated or pending. There are no claims, assessments, audits, examinations, investigations or other Actions pending against a Target Company in respect of any Tax, and no Target Company has been notified in writing of any proposed Tax claims or assessments against it (other than, in each case, claims or assessments for which adequate reserves in the Company Financials have been established or are immaterial in amount).

(d)        There are no Liens with respect to any Taxes upon any Target Company’s assets, other than Permitted Liens.

(e)        Each Target Company has collected or withheld all Taxes currently required to be collected or withheld by it, and all such Taxes have been paid to the appropriate Governmental Authorities or set aside in appropriate accounts for future payment when due.

(f)        No Target Company has any outstanding waivers or extensions of any applicable statute of limitations to assess any amount of Taxes. There are no outstanding requests by a Target Company for any extension of time within which to file any Tax Return or within which to pay any Taxes shown to be due on any Tax Return.

(g)        No Target Company has made any change in accounting method or received a ruling from, or signed an agreement with, any taxing authority that would reasonably be expected to have a material impact on its Taxes following the Closing.

(h)        No Target Company has any Liability for the Taxes of another Person (other than another Target Company) (i) under any applicable Tax Law, (ii) as a transferee or successor, or (iii) by contract, indemnity or otherwise. No Target Company is a party to or bound by any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement or similar agreement, arrangement or practice with respect to Taxes (including advance pricing agreement, closing agreement or other agreement relating to Taxes with any Governmental Authority) that will be binding on the Company or its Subsidiaries with respect to any period following the Closing Date.

(i)        No Target Company has requested, nor is the subject of, nor bound by, any private letter ruling, technical advice memorandum, closing agreement or similar ruling, memorandum or agreement with any Governmental Authority with respect to any Taxes. Furthermore, no such request is outstanding.

4.15      Real Property. Schedule 4.15 contains a complete and accurate list of all premises currently leased or subleased or otherwise used or occupied by a Target Company for the operation of the business of a Target Company (the “Leased Premises”), and of all current leases, lease guarantees, agreements and documents related thereto, including all amendments, terminations and modifications thereof or waivers thereto (collectively, the “Company Real Property Leases”), as well as the current annual rent and term under each Company Real Property Lease. The Company has provided to the Purchaser a true and complete copy of each of the Company Real Property Leases, and in the case of any oral Company Real Property Lease, a written summary of the material terms of such Company Real Property Lease. The Company Real Property Leases are valid, binding and enforceable in accordance with their terms and are in full force and effect. To the Knowledge of the Company, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a material default on the part of a Target Company or any other party under any of the Company Real Property Leases, and no Target Company has received notice of any such condition. No Target Company owns or has ever owned any real property or any interest in real property (other than the leasehold interests in the Company Real Property Leases).

4.16      Personal Property. Each item of Personal Property which is currently owned, used or leased by a Target Company with a book value or fair market value of greater than One Hundred Thousand Dollars ($100,000) is set forth on Schedule 4.16, along with, to the extent applicable, a list of lease agreements and lease guarantees related thereto, including all amendments, terminations and modifications thereof or waivers thereto (“Company Personal Property Leases”). All such items of Personal Property are in good operating condition and repair (reasonable wear and tear excepted), and are suitable for their intended use in the business of the Target Companies. The Company has provided to the Purchaser a true and complete copy of each of the Company Personal Property Leases, and in the case of any oral Company Personal Property Lease, a written summary of the material terms of such Company Personal Property Lease. The Company Personal Property Leases are valid, binding and enforceable in accordance with their terms and are in full force and effect. To the Knowledge of the Company, no event has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a material default on the part of a Target Company or any other party under any of the Company Personal Property Leases, and no Target Company has received notice of any such condition.

4.17      Title to and Sufficiency of Assets. Each Target Company has good and marketable title to, or a valid leasehold interest in or right to use, all of its assets, free and clear of all Liens other than (a) Permitted Liens, (b) the rights of lessors under leasehold interests and (c) Liens specifically identified on the Interim Balance Sheet. The assets (including Intellectual Property rights and contractual rights) of the Target Companies constitute all of the assets, rights and properties that are used in the operation of the businesses of the Target Companies as it is now conducted and presently proposed to be conducted or that are used or held by the Target Companies for use in the operation of the businesses of the Target Companies , and taken together, are adequate and sufficient for the operation of the businesses of the Target Companies as currently conducted and as presently proposed to be conducted.

4.18      Employee Matters.

(a)        No Target Company is a party to any collective bargaining agreement or other Contract with any group of employees, labor organization or other representative of any of the employees of any Target Company and the Company has no Knowledge of any activities or proceedings of any labor union or other party to organize or represent such employees. There has not occurred or, to the Knowledge of the Company, been threatened any strike, slow-down, picketing, work-stoppage, or other similar labor activity with respect to any such employees. There are no unresolved labor controversies (including unresolved grievances and age or other discrimination claims), if any, that are pending or, to the Knowledge of the Company, threatened between any Target Company and Persons employed by or providing services to a Target Company. No current officer or key employee of a Target Company has provided any Target Company written or, to the Knowledge of the Company, oral notice of his or her plan to terminate his or her employment with any Target Company.

(b)        Each Target Company (i) is and has been in compliance in all material respects with all applicable Laws respecting employment and employment practices, terms and conditions of employment, health and safety and wages and hours, and other Laws relating to discrimination, disability, labor relations, hours of work, payment of wages and overtime wages, pay equity, immigration, workers compensation, working conditions, employee scheduling, occupational safety and health, family and medical leave, and employee terminations, and have not received written notice, or any other form of notice, that there is any pending Action involving unfair labor practices against a Target Company, (ii) is not liable for any material arrears of wages or any material penalty for failure to comply with any of the foregoing, and (iii) is not liable for any material payment to any Governmental Authority with respect to unemployment compensation benefits, social security or other benefits or obligations for employees, independent contractors or consultants (other than routine payments to be made in the ordinary course of business and consistent with past practice). There are no Actions pending or, to the Knowledge of the Company, threatened against a Target Company brought by or on behalf of any applicant for employment, any current or former employee, any Person alleging to be a current or former employee, or any Governmental Authority, relating to any such Law or regulation, or alleging breach of any express or implied contract of employment, wrongful termination of employment, or alleging any other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

(c)        Schedule 4.18(c) sets forth a complete and accurate list of all employees of the Target Companies showing for each as of that date the employee’s name, job title or description, employer and location. The Target Companies have paid in full to all such employees all wages, salaries, commission, bonuses and other compensation due to its employees, including overtime compensation, and there are no severance payments which are or could become payable by a Target Company to any such employees under the terms of any written or, to the Company’s Knowledge, oral agreement, or commitment or any Law, custom, trade or practice. Each such employee has entered into the Company’s standard form of employee non-disclosure, inventions and restrictive covenants agreement with the Company or its Subsidiaries (whether pursuant to a separate agreement or incorporated as part of such employee’s overall employment agreement), a copy of which has been provided to the Purchaser by the Company.

(d)        Except as set forth in Schedule 4.18(d), there are no independent contractors (including consultants) currently engaged by any Target Company, Except as set forth in Schedule 4.18(d), each such independent contractors are a party to a written Contract with a Target Company and each such independent contractor has entered into customary covenants regarding confidentiality, non-competition and assignment of inventions and copyrights in such Person’s agreement with a Target Company, a copy of which has been provided to the Purchaser by the Company. For the purposes of applicable Law, including the Code, all independent contractors who are currently, or within the last six (6) years have been, engaged by a Target Company are bona fide independent contractors and not employees of a Target Company. Each independent contractor is terminable on fewer than thirty (30) days’ notice, without any obligation of any Target Company to pay severance or a termination fee.

4.19      Benefit Plans.

(a)        Set forth on Schedule 4.19(a) is a true and complete list of each Foreign Plan of a Target Company (each, a “Company Benefit Plan”). No Target Company has ever maintained or contributed to (or had an obligation to contribute to) any “employee benefit plan” (as defined in Section 3(3) of ERISA).

(b)        With respect to each Company Benefit Plan which covers any current or former officer, director, consultant or employee (or beneficiary thereof) of a Target Company, the Company has provided to the Purchaser accurate and complete copies, if applicable, of: (i) all Company Benefit Plans and related trust agreements or annuity Contracts (including any amendments, modifications or supplements thereto); (ii) the most recent annual and periodic accounting of plan assets; (iii) the most recent actuarial valuation; and (iv) all communications with any Governmental Authority concerning any matter that is still pending or for which a Target Company has any outstanding Liability or obligation.

(c)        With respect to each Company Benefit Plan: (i) such Company Benefit Plan has been administered and enforced in all material respects in accordance with its terms and the requirements of any and all applicable Laws, and has been maintained, where required, in good standing with applicable regulatory authorities and Governmental Authorities; (ii) no breach of fiduciary duty has occurred; (iii) no Action is pending, or to the Company’s Knowledge, threatened (other than routine claims for benefits arising in the ordinary course of administration); and (iv) all contributions and premiums required to be made with respect to a Company Benefit Plan have been timely made. No Target Company has incurred any obligation in connection with the termination of, or withdrawal from, any Company Benefit Plan.

(d)        The present value of the accrued benefit liabilities (whether or not vested) under each Company Benefit Plan, determined as of the end of the Company’s most recently ended fiscal year on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Company Benefit Plan allocable to such benefit liabilities.

(e)        The consummation of the transactions contemplated by this Agreement and the Ancillary Documents will not: (i) entitle any individual to severance pay, unemployment compensation or other benefits or compensation; or (ii) accelerate the time of payment or vesting, or increase the amount of any compensation due, or in respect of, any individual.

(f)        Except to the extent required by applicable Law, no Target Company provides health or welfare benefits to any former or retired employee or is obligated to provide such benefits to any active employee following such employee’s retirement or other termination of employment or service.

(g)        All Company Benefit Plans can be terminated at any time as of or after the Closing Date without resulting in any liability to any Target Company, the Purchaser or their respective Affiliates for any additional contributions, penalties, premiums, fees, fines, excise taxes or any other charges or liabilities.

4.20      Environmental Matters.

(a)        Each Target Company is and has been in compliance in all material respects with all applicable Environmental Laws, including obtaining and maintaining good standing, and complying with all permits required for its business and operations by Environmental Laws (“Environmental Permits”). No Action is pending or, to the Company’s Knowledge, threatened to revoke, modify, or terminate any such Environmental Permit, and, to the Company’s Knowledge, no facts, circumstances, or conditions currently exist that could adversely affect such continued compliance with Environmental Laws and Environmental Permits or require capital expenditures to achieve or maintain such continued compliance with Environmental Laws and Environmental Permits.

(b)        No Target Company is the subject of any outstanding Order or Contract with any Governmental Authority or other Person in respect of any (i) Environmental Laws, (ii) Remedial Action, or (iii) Release or threatened Release of a Hazardous Material. No Target Company has assumed, contractually or by operation of Law, any Liabilities or obligations under any Environmental Laws.

(c)        No Action has been made or is pending, or to the Company’s Knowledge, threatened against any Target Company or any assets of a Target Company alleging either or both that a Target Company may be in material violation of any Environmental Law or Environmental Permit or may have any material Liability under any Environmental Law.

(d)        No Target Company has manufactured, treated, stored, disposed of, arranged for or permitted the disposal of, generated, handled or released any Hazardous Material, or owned or operated any property or facility, in a manner that has given or would reasonably be expected to give rise to any material Liability or obligation under applicable Environmental Laws. No fact, circumstance, or condition exists in respect of any Target Company or any property currently or formerly owned, operated, or leased by any Target Company or any property to which a Target Company arranged for the disposal or treatment of Hazardous Materials that could reasonably be expected to result in a Target Company incurring any material Environmental Liabilities.

(e)        There is no investigation of the business, operations, or currently owned, operated, or leased property of a Target Company or, to the Company’s Knowledge, previously owned, operated, or leased property of a Target Company pending or, to the Company’s Knowledge, threatened that could lead to the imposition of any Liens under any Environmental Law or material Environmental Liabilities.

(f)        To the Knowledge of the Company, there is not located at any of the properties of a Target Company any (i) underground storage tanks, (ii) asbestos-containing material, or (iii) equipment containing polychlorinated biphenyls.

(g)        The Company has made available to the Purchaser all environmentally related site assessments, audits, studies, reports and results of investigations that have been performed in respect of the currently or previously owned, leased, or operated properties of any Target Company.

4.21      Transactions with Related Persons. Except as set forth in the financial statements and related notes previously delivered to the Purchaser, no Target Company nor any of its Affiliates, nor any officer, director, manager, employee, trustee or beneficiary of a Target Company or any of its Affiliates, nor any immediate family member of any of the foregoing (whether directly or indirectly through an Affiliate of such Person) (each of the foregoing, a “Related Person”) is presently, or since January 1, 2014 has been, a party to any transaction with a Target Company, including any Contract or other arrangement (a) providing for the furnishing of services by (other than as officers, directors or employees of the Target Company), (b) providing for the rental of real property or Personal Property from or (c) otherwise requiring payments to (other than for services or expenses as directors, officers or employees of the Target Company in the ordinary course of business consistent with past practice), any Related Person or any Person in which any Related Person has an interest as an owner, officer, manager, director, trustee or partner or in which any Related Person has any direct or indirect interest (other than the ownership of securities representing no more than two percent (2%) of the outstanding voting power or economic interest of a publicly traded company). Except as set forth in the financial statements and related notes previously delivered to the Purchaser, no Target Company has outstanding any Contract or other arrangement or commitment with any Related Person, and no Related Person owns any real property or Personal Property, or right, tangible or intangible (including Intellectual Property) which is used in the business of any Target Company. Schedule 4.21 specifically identifies all Contracts, arrangements or commitments subject to this Section 4.21 that cannot be terminated upon sixty (60) days’ notice by the Target Companies without cost or penalty.

4.22      Insurance.

(a)        Schedule 4.22(a) lists all insurance policies (by policy number, insurer, coverage period, coverage amount, annual premium and type of policy) held by a Target Company relating to a Target Company or its business, properties, assets, directors, officers and employees, copies of which have been provided to the Purchaser. All premiums due and payable under all such insurance policies have been timely paid and the Company and its Subsidiaries are otherwise in material compliance with the terms of such insurance policies. All such insurance policies are in full force and effect, and to the Knowledge of the Company, there is no threatened termination of, or material premium increase with respect to, any of such insurance policies.

(b)        Schedule 4.22(b) identifies each individual insurance claim in excess of $250,000 made by a Target Company since January 1, 2014. Each Target Company has reported to its insurers all claims and pending circumstances that would reasonably be expected to result in a claim that could be covered by any such insurance policies, except where such failure to report such a claim would not be reasonably likely to be material to the Target Companies. No Target Company has made any claim against an insurance policy as to which the insurer is denying coverage.

4.23      Top Customers and Suppliers. Schedule 4.23 lists, by dollar volume paid for each of (a) the twelve (12) months ended on December 31, 2015, (b) the twelve (12) months ended on December 31, 2016 and (c) the period from January 1, 2017 through the Interim Balance Sheet Date, the five (5) largest customers of the Target Companies (the “Top Customers”) and the five (5) largest suppliers of goods or services to the Target Companies (the “Top Suppliers”). The relationships of each Target Company with such suppliers and customers are good commercial working relationships and (i) no Top Supplier or Top Customer within the last twelve (12) months has cancelled or otherwise terminated, or, to the Company’s Knowledge, intends to cancel or otherwise terminate, any relationships of such Person with a Target Company, (ii) no Top Supplier or Top Customer has during the last twelve (12) months decreased materially or, to the Company’s Knowledge, threatened to stop, decrease or limit materially, or intends to modify materially its relationships with a Target Company or intends to stop, decrease or limit materially its products or services to any Target Company or its usage or purchase of the products or services of any Target Company, (iii) to the Company’s Knowledge, no Top Supplier or Top Customer intends to refuse to pay any amount due to any Target Company or seek to exercise any remedy against any Target Company, (iv) no Target Company has within the past two (2) years been engaged in any material dispute with any Top Supplier or Top Customer, and (v) to the Company’s Knowledge, the consummation of the transactions contemplated in this Agreement and the other Ancillary Documents will not affect the relationship of any Target Company with any Top Supplier or Top Customer.

4.24      Books and Records. All of the financial books and records of the Target Companies are complete and accurate in all material respects and have been maintained in the ordinary course consistent with past practice and in accordance with applicable Laws.

4.25      Accounts Receivable. All accounts, notes and other receivables, whether or not accrued, and whether or not billed, of the Target Companies (the “Accounts Receivable”) arose from sales actually made or services actually performed and represent valid obligations to a Target Company. None of the Accounts Receivable are, to the Knowledge of the Company, subject to any right of recourse, defense, deduction, return of goods, counterclaim, offset, or set off on the part of the obligor in excess of any amounts reserved therefor on the Company Financials. All of the Accounts Receivable are, to the Knowledge of the Company, fully collectible according to their terms in amounts not less than the aggregate amounts thereof carried on the books of the Target Companies (net of reserves) within ninety (90) days.

4.26      Certain Business Practices.

(a)        No Target Company, nor any of their respective Representatives acting on their behalf, has (i) used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees, to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977 or (iii) made any other unlawful payment. No Target Company, nor any of their respective Representatives acting on their behalf has directly or indirectly, given or agreed to give any gift or similar benefit in any material amount to any customer, supplier, governmental employee or other Person who is or may be in a position to help or hinder any Target Company or assist any Target Company in connection with any actual or proposed transaction.

(b)        The operations of each Target Company are and have been conducted at all times in compliance with laundering statutes in all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Authority, and no Action involving a Target Company with respect to the any of the foregoing is pending or, to the Knowledge of the Company, threatened.

(c)        No Target Company or any of their respective directors or officers, or, to the Knowledge of the Company, any other Representative acting on behalf of a Target Company is currently identified on the specially designated nationals or other blocked person list or otherwise currently subject to any U.S. sanctions administered by OFAC, and no Target Company has, directly or indirectly, used any funds, or loaned, contributed or otherwise made available such funds to any Subsidiary, joint venture partner or other Person, in connection with any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to, or otherwise in violation of, any U.S. sanctions administered by OFAC in the last five (5) fiscal years.

4.27      Investment Company Act. No Target Company is an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act of 1940, as amended.

4.28      Finders and Investment Bankers. No Target Company has incurred or will incur any Liability for any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereby.

4.29      Independent Investigation. The Company has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Purchaser, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Purchaser for such purpose. The Company acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Purchaser and the Purchaser Subsidiaries set forth in Article III (including the related portions of the Purchaser Disclosure Schedules and any Supplemental Disclosure Schedules provided by the Purchaser); and (b) neither the Purchaser nor any of its Representatives have made any representation or warranty as to the Purchaser or this Agreement, except as expressly set forth in Article III (including the related portions of the Purchaser Disclosure Schedules and Supplemental Disclosure Schedules provided by the Purchaser).

4.30      Information Supplied. None of the information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference: (a) in any Current Report on Form 8-K, and any exhibits thereto or any other report, form, registration or other filing made with any Governmental Authority with respect to the transactions contemplated by this Agreement or any Ancillary Documents; (b) in the Proxy Documents; or (c) in the mailings or other distributions to the Purchaser’s shareholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by the Company expressly for inclusion or incorporation by reference in any of the Signing Press Release, the Signing Filing, the Closing Filing and the Closing Press Release will, when filed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, the Company makes no representation, warranty or covenant with respect to any information supplied by or on behalf of the Purchaser or its Affiliates.

4.31      Disclosure. No representations or warranties by the Company in this Agreement (including the disclosure schedules hereto) or the Ancillary Documents, (a) contains or will contain any untrue statement of a material fact, or (b) omits or will omit to state, when read in conjunction with all of the information contained in this Agreement, the disclosure schedules hereto and the Ancillary Documents, any fact necessary to make the statements or facts contained therein not materially misleading.

4.32       SAFE Registrations. The Company that is incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its equity holders that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the “PRC Overseas Investment Regulations”), including requesting each equity holder that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment Regulations.

ARTICLE V
REPRESENTATIONS AND WARRANTIES OF THE SELLERS

Except as set forth in the Company Disclosure Schedules or in the schedules delivered by the Sellers to the Purchaser on the date hereof, the Section numbers of which are numbered to correspond to the Section numbers of this Agreement to which they refer, the Sellers hereby jointly and severally represent and warrant to the Purchaser as follows:

5.1        Due Organization and Good Standing. Each Seller, if not an individual person, is an entity duly organized, validly existing and in good standing under the Laws of the jurisdiction of its formation and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

5.2        Authorization; Binding Agreement. Each Seller has all requisite power, authority and legal right and capacity to execute and deliver this Agreement and each Ancillary Document to which it is a party, to perform such Seller’s obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. This Agreement has been, and each Ancillary Document to which a Seller is or is required to be a party shall be when delivered, duly and validly executed and delivered by such Seller and assuming the due authorization, execution and delivery of this Agreement and any such Ancillary Document by the other parties hereto and thereto, constitutes, or when delivered shall constitute, the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, subject to the Enforceability Exceptions.

5.3        Ownership. Sellers own good, valid and marketable title to the Purchased Shares, free and clear of any and all Liens, with each Seller owning the Purchased Shares set forth on Annex I. There are no proxies, voting rights, shareholders’ agreements or other agreements or understandings, to which a Seller is a party or by which a Seller is bound, with respect to the voting or transfer of any of such Seller’s Purchased Shares other than this Agreement. Upon delivery of the Purchased Shares to the Purchaser on the Closing Date in accordance with this Agreement, the entire legal and beneficial interest in the Purchased Shares and good, valid and marketable title to the Purchased Shares, free and clear of all Liens (other than those imposed by applicable securities Laws or those incurred by the Purchaser), will pass to the Purchaser.

5.4        Governmental Approvals. No Consent of or with any Governmental Authority on the part of any Seller is required to be obtained or made in connection with the execution, delivery or performance by such Seller of this Agreement or any Ancillary Documents or the consummation by a Seller of the transactions contemplated hereby or thereby other than (a) such filings as expressly contemplated by this Agreement and (b) where the failure to obtain or make such Consents or to make such filings or notifications, would not reasonably be expected to have a Material Adverse Effect on the Sellers.

5.5        Non-Contravention. The execution and delivery by each Seller of this Agreement and each Ancillary Document to which it is a party or otherwise bound, and the consummation by such Seller of the transactions contemplated hereby and thereby, and compliance by each Seller with any of the provisions hereof and thereof, will not (a) conflict with or violate any provision of any Seller’s Organizational Documents, if any, (b) subject to obtaining the Consents from Governmental Authorities referred to in Section 5.4 hereof, and any condition precedent to such Consent or waiver having been satisfied, conflict with or violate any Law, Order or Consent applicable to any Seller or any of its properties or assets or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by any Seller under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Lien upon any of the properties or assets of any Seller under, (viii) give rise to any obligation to obtain any third party consent or provide any notice to any Person or (ix) give any Person the right to declare a default, exercise any remedy, claim a rebate, chargeback, penalty or change in delivery schedule, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract to which a Seller is a party or a Seller or its properties or assets are otherwise bound, except for any deviations from any of the foregoing clauses that would not reasonably be expected to have a Material Adverse Effect on the Sellers.

5.6        No Litigation. There is no Action pending or, to the Knowledge of such Seller, threatened, nor any Order is outstanding, against or involving any Seller, if not an individual person, or any of its officers, directors, managers, shareholders, properties, assets or businesses, whether at law or in equity, before or by any Governmental Authority, which would reasonably be expected to materially adversely affect the ability of such Seller to consummate the transactions contemplated by, and discharge its obligations under, this Agreement and the Ancillary Documents to which such Seller is a party.

5.7        Investment Representations. Each Seller: (a) is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act; (b) is acquiring its portion of the Exchange Shares for itself for investment purposes only, and not with a view towards any resale or distribution of such Exchange Shares; (c) has been advised and understands that the Exchange Shares (i) are being issued in reliance upon one or more exemptions from the registration requirements of the Securities Act and any applicable state securities Laws, (ii) have not been and shall not be registered under the Securities Act or any applicable state securities Laws and, therefore, must be held indefinitely and cannot be resold unless such Exchange Shares are registered under the Securities Act and all applicable state securities Laws, unless exemptions from registration are available and (iii) are subject to additional restrictions on transfer pursuant to the Lock-Up Agreement; (d) is aware that an investment in the Purchaser is a speculative investment and is subject to the risk of complete loss; and (e) acknowledges that the Purchaser is under no obligation hereunder to register the Exchange Shares under the Securities Act. No Seller has any Contract with any Person to sell, transfer, or grant participations to such Person, or to any third Person, with respect to the Exchange Shares. By reason of such Seller’s business or financial experience, or by reason of the business or financial experience of such Seller’s “purchaser representatives” (as that term is defined in Rule 501(h) under the Securities Act), each Seller is capable of evaluating the risks and merits of an investment in the Purchaser and of protecting its interests in connection with this investment. Each Seller has carefully read and understands all materials provided by or on behalf of the Purchaser or its Representatives to such Seller or such Seller’s Representatives pertaining to an investment in the Purchaser and has consulted, as such Seller has deemed advisable, with its own attorneys, accountants or investment advisors with respect to the investment contemplated hereby and its suitability for such Seller. Each Seller acknowledges that the Exchange Shares are subject to dilution for events not under the control of such Seller. Each Seller has completed its independent inquiry and has relied fully upon the advice of its own legal counsel, accountant, financial and other Representatives in determining the legal, tax, financial and other consequences of this Agreement and the transactions contemplated hereby and the suitability of this Agreement and the transactions contemplated hereby for such Seller and its particular circumstances, and, except as set forth herein, has not relied upon any representations or advice by the Purchaser or its Representatives. Each Seller acknowledges and agrees that such Seller has not been guaranteed or represented to by any Person, (i) any specific amount or the event of the distribution of any cash, property or other interest in the Purchaser or (ii) the profitability or value of the Exchange Shares in any manner whatsoever. Each Seller: (A) has been represented by independent counsel (or has had the opportunity to consult with independent counsel and has declined to do so); (B) has had the full right and opportunity to consult with such Seller’s attorneys and other advisors and has availed itself of this right and opportunity; (C) has carefully read and fully understands this Agreement in its entirety and has had it fully explained to it or him by such counsel; (D) is fully aware of the contents hereof and the meaning, intent and legal effect thereof; and (E) is competent to execute this Agreement and has executed this Agreement free from coercion, duress or undue influence.

5.8        Finders and Investment Bankers. No Seller, nor any of their respective Representatives on their behalf, has employed any broker, finder or investment banker or incurred any liability for any brokerage fees, commissions, finders’ fees or similar fees in connection with the transactions contemplated by this Agreement.

5.9        Independent Investigation. Each Seller has conducted its own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) or assets of the Purchaser, and acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records, and other documents and data of the Purchaser for such purpose. Each Seller acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, it has relied solely upon its own investigation and the express representations and warranties of the Purchaser and the Purchaser Subsidiaries set forth in Article III (including the related portions of the Purchaser Disclosure Schedules and any Supplemental Disclosure Schedules provided by the Purchaser); and (b) neither the Purchaser nor any of its Representatives have made any representation or warranty as to the Purchaser or this Agreement, except as expressly set forth in Article III (including the related portions of the Purchaser Disclosure Schedules and Supplemental Disclosure Schedules provided by the Purchaser).

5.10      Information Supplied. None of the information supplied or to be supplied by any Seller expressly for inclusion or incorporation by reference: (a) in any report, form, registration or other filing made with any Governmental Authority with respect to the transactions contemplated by this Agreement or any Ancillary Documents; (b) in the Proxy Documents; or (c) in the mailings or other distributions to the Purchaser’s shareholders and/or prospective investors with respect to the consummation of the transactions contemplated by this Agreement or in any amendment to any of documents identified in (a) through (c), will, when filed, made available, mailed or distributed, as the case may be, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. None of the information supplied or to be supplied by any Seller expressly for inclusion or incorporation by reference in any of the Signing Press Release, the Signing Filing, the Closing Filing and the Closing Press Release will, when filed or distributed, as applicable, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. Notwithstanding the foregoing, no Seller makes any representation, warranty or covenant with respect to any information supplied by or on behalf of the Purchaser or its Affiliates.

5.11      Disclosure. No representations or warranties by any Seller in this Agreement (including the disclosure schedules hereto) or the Ancillary Documents, (a) contains or will contain any untrue statement of a material fact, or (b) omits or will omit to state, when read in conjunction with all of the information contained in this Agreement, the disclosure schedules hereto and the Ancillary Documents, any fact necessary to make the statements or facts contained therein not materially misleading.

ARTICLE VI
COVENANTS

6.1        Access and Information.

(a)        The Company shall give, and shall direct its Representatives to give, the Purchaser and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, access to all offices and other facilities and to all employees, properties, Contracts, agreements, commitments, books and records, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to the Target Companies, as the Purchaser or its Representatives may reasonably request regarding the Target Companies and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including unaudited quarterly financial statements, including a consolidated quarterly balance sheet and income statement, a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and instruct each of the Company’s Representatives to cooperate with the Purchaser and its Representatives in their investigation; provided, however, that the Purchaser and its Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the Target Companies.

(b)        The Purchaser shall give, and shall direct its Representatives to give, the Company and its Representatives, at reasonable times during normal business hours and upon reasonable intervals and notice, access to all offices and other facilities and to all employees, properties, Contracts, agreements, commitments, books and records, financial and operating data and other information (including Tax Returns, internal working papers, client files, client Contracts and director service agreements), of or pertaining to the Purchaser or its Subsidiaries, as the Company or its Representatives may reasonably request regarding the Purchaser, its Subsidiaries and their respective businesses, assets, Liabilities, financial condition, prospects, operations, management, employees and other aspects (including unaudited quarterly financial statements, including a consolidated quarterly balance sheet and income statement, a copy of each material report, schedule and other document filed with or received by a Governmental Authority pursuant to the requirements of applicable securities Laws, and independent public accountants’ work papers (subject to the consent or any other conditions required by such accountants, if any)) and instruct each of the Purchaser’s or Purchaser Subsidiaries’ Representatives to cooperate with the Company, the Sellers, and their Representatives in their investigation; provided, however, that the Company, the Sellers and their Representatives shall conduct any such activities in such a manner as not to unreasonably interfere with the business or operations of the Purchaser or any of its Subsidiaries.

6.2        Conduct of Business of the Company.

(a)        Unless the Purchaser shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the period from the date of this Agreement and continuing until the earlier of the termination of this Agreement in accordance with Section 9.1 or the Closing (the “Interim Period”), except as expressly contemplated by this Agreement the Company shall, and shall cause the Target Companies to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, (ii) comply with all Laws applicable to the Target Companies and their respective businesses, assets and employees, and (iii) take all reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, to maintain, in all material respects, their existing relationships with all Top Customers and Top Suppliers, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

(b)        Without limiting the generality of Section 6.2(a) and except as contemplated by the terms of this Agreement, during the Interim Period, without the prior written consent of the Purchaser (such consent not to be unreasonably withheld, conditioned or delayed), the Company shall not, and shall cause the Target Companies to not:

(i)        amend, waive or otherwise change, in any respect, its Organizational Documents;

(ii)        authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any of its equity securities or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its equity securities, or other securities, including any securities convertible into or exchangeable for any of its shares or other equity securities or securities of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities;

(iii)        split, combine, recapitalize or reclassify any of its shares or other equity interests or issue any other securities in respect thereof or pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv)        incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise), outside the ordinary course of business, in excess of $250,000 (individually or in the aggregate), make a loan or advance to or investment in any third party, or guarantee or endorse any Indebtedness, Liability or obligation of any Person;

(v)        increase the wages, salaries or compensation of its employees other than in the ordinary course of business, consistent with past practice, and in any event not in the aggregate by more than five percent (5%), or make or commit to make any bonus payment (whether in cash, property or securities) to any employee, or materially increase other benefits of employees generally, or enter into, establish, materially amend or terminate any Company Benefit Plan with, for or in respect of any current consultant, officer, manager director or employee, in each case other than as required by applicable Law, pursuant to the terms of any Company Benefit Plans or in the ordinary course of business consistent with past practice;

(vi)        make or rescind any material election relating to Taxes, settle any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, file any amended Tax Return or claim for refund, or make any material change in its accounting or Tax policies or procedures, in each case except as required by applicable Law or in compliance with GAAP;

(vii)        transfer or license to any Person or otherwise extend, materially amend or modify, permit to lapse or fail to preserve any of the Company Registered IP, Company Licensed IP or other Company IP, or disclose to any Person who has not entered into a confidentiality agreement any Trade Secrets;

(viii)    terminate, or waive or assign any material right under any material agreement to which it is a party;

(ix)        fail to maintain its books, accounts and records in all material respects in the ordinary course of business consistent with past practice;

(x)        establish any Subsidiary or enter into any new line of business;

(xi)        fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to its assets, operations and activities in such amount and scope of coverage as are currently in effect;

(xii)      revalue any of its material assets or make any change in accounting methods, principles or practices, except to the extent required to comply with GAAP and after consulting with the Company’s outside auditors;

(xiii)     waive, release, assign, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, the Company or its Affiliates) not in excess of $250,000 (individually or in the aggregate), or otherwise pay, discharge or satisfy any Actions, Liabilities or obligations, unless such amount has been reserved in the Company Financials;

(xiv)      close or materially reduce its activities, or effect any layoff or other personnel reduction or change, at any of its facilities;

(xv)      acquire, including by merger, consolidation, acquisition of stock or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets outside the ordinary course of business consistent with past practice;

(xvi)     make capital expenditures in excess of $250,000 (individually for any project (or set of related projects) or in the aggregate);

(xvii)     adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization;

(xviii)      voluntarily incur any Liability or obligation (whether absolute, accrued, contingent or otherwise) in excess of $250,000 individually or in the aggregate other than pursuant to the terms of a Company Material Contract or Company Benefit Plan;

(xix)       sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xx)        enter into any agreement, understanding or arrangement with respect to the voting of equity securities of the Company;

(xxi)        take any action that would reasonably be expected to significantly delay or impair the obtaining of any consents or approvals of any Governmental Authority to be obtained in connection with this Agreement;

(xxii)      enter into, amend, waive or terminate (other than terminations in accordance with their terms) any transaction with any Related Person (other than compensation and benefits and advancement of expenses, in each case, provided in the ordinary course of business consistent with past practice); or

(xxiii)      authorize or agree to do any of the foregoing actions.

 6.3        Conduct of Business of the Purchaser.

(a)        Unless the Company shall otherwise consent in writing (such consent not to be unreasonably withheld, conditioned or delayed), during the Interim Period, except as expressly contemplated by this Agreement, the Purchaser shall, and shall cause the Purchaser Subsidiaries to, (i) conduct their respective businesses, in all material respects, in the ordinary course of business consistent with past practice, (ii) comply with all Laws applicable to the Purchaser, the Purchaser Subsidiaries, and their respective businesses, assets and employees, (iii) settle any and all pending or threatened Actions, lawsuits and/or proceedings involving any Purchaser Entity, its current or former directors, officers or equity holders in connection with any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction that existing prior to the Closing Date, and (iv) take all reasonable measures necessary or appropriate to preserve intact, in all material respects, their respective business organizations, to keep available the services of their respective managers, directors, officers, employees and consultants, to maintain, in all material respects, their existing relationships with all Top Customers and Top Suppliers, and to preserve the possession, control and condition of their respective material assets, all as consistent with past practice.

(b)        Without limiting the generality of Section 6.3(a) and except as contemplated by the terms of this Agreement (including the transaction contemplated by Section 6.20 hereof) during the Interim Period, without the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed), the Purchaser shall not, and shall cause the Purchaser Subsidiaries to not:

(i)        amend, waive or otherwise change, in any respect, its Organizational Documents;

(ii)        except for an aggregate of no more than 3,000,000 shares of Purchaser Stock for Shelf-Takedown, Compensation Issuance and as otherwise which agreed by the Purchaser and the Company in writing or otherwise contemplated herein, authorize for issuance, issue, grant, sell, pledge, dispose of or propose to issue, grant, sell, pledge or dispose of any of its equity securities or any options, warrants, commitments, subscriptions or rights of any kind to acquire or sell any of its equity securities, or other securities, including any securities convertible into or exchangeable for any of its equity securities or other security interests of any class and any other equity-based awards, or engage in any hedging transaction with a third Person with respect to such securities. “Shelf-Takedown” shall refer to issuances of securities pursuant to the Purchaser’s registration statement on Form S-3 (File Number 333-217473). “Compensation Issuance” shall refer to issuance of securities to officers, directors, employees, advisors and/or consultants;

(iii)        split, combine, recapitalize or reclassify any of its shares or other equity interests or issue any other securities in respect thereof or pay or set aside any dividend or other distribution (whether in cash, equity or property or any combination thereof) in respect of its shares or other equity interests, or directly or indirectly redeem, purchase or otherwise acquire or offer to acquire any of its securities;

(iv)        incur, create, assume, prepay or otherwise become liable for any Indebtedness (directly, contingently or otherwise) in excess of $250,000 (individually or in the aggregate), make a loan or advance to or investment in any third party, or guarantee or endorse any Indebtedness, Liability or obligation of any Person;

(v)        make or rescind any material election relating to Taxes, settle any claim, action, suit, litigation, proceeding, arbitration, investigation, audit or controversy relating to Taxes, file any amended Tax Return or claim for refund, or make any material change in its accounting or Tax policies or procedures, in each case except as required by applicable Law or in compliance with GAAP;

(vi)        terminate, waive or assign any material right under any material agreement to which it is a party;

(vii)        fail to maintain its books, accounts and records in all material respects in the ordinary course of business consistent with past practice;

(viii)        establish any Subsidiary or enter into any new line of business;

(ix)        fail to use commercially reasonable efforts to keep in force insurance policies or replacement or revised policies providing insurance coverage with respect to its assets, operations and activities in such amount and scope of coverage as are currently in effect;

(x)        revalue any of its material assets or make any change in accounting methods, principles or practices, except to the extent required to comply with GAAP and after consulting the Purchaser’s outside auditors;

(xi)        waive, release, assign, settle or compromise any claim, action or proceeding (including any suit, action, claim, proceeding or investigation relating to this Agreement or the transactions contemplated hereby), other than waivers, releases, assignments, settlements or compromises that involve only the payment of monetary damages (and not the imposition of equitable relief on, or the admission of wrongdoing by, the Purchaser or its Affiliates) not in excess of $100,000 (individually or in the aggregate), or otherwise pay, discharge or satisfy any Actions, Liabilities or obligations, unless such amount has been reserved in the Purchaser Financials;

(xii)        acquire, including by merger, consolidation, acquisition of stock or assets, or any other form of business combination, any corporation, partnership, limited liability company, other business organization or any division thereof, or any material amount of assets outside the ordinary course of business consistent with past practice;

(xiii)        make capital expenditures in excess of $100,000 individually for any project (or set of related projects) or $250,000 in the aggregate;

(xiv)        adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization except as set forth in the Proxy Statement;

(xv)        except as set forth in Schedule 6.3(b), voluntarily incur any Liability or obligation (whether absolute, accrued, contingent or otherwise) in excess of $100,000 individually or $250,000 in the aggregate other than pursuant to the terms of a Purchaser Material Contract or a Purchaser Entity’s Benefit Plan;

(xvi)        sell, lease, license, transfer, exchange or swap, mortgage or otherwise pledge or encumber (including securitizations), or otherwise dispose of any material portion of its properties, assets or rights;

(xvii)        enter into any agreement, understanding or arrangement with respect to the voting of the equity securities of the Purchaser;

(xviii)    take any action that would reasonably be expected to significantly delay or impair the obtaining of any consents or approvals of any Governmental Authority to be obtained in connection with this Agreement;

(xix)        increase the wages, salaries or compensation of its employees other than in the ordinary course of business, consistent with past practice, and in any event not in the aggregate by more than five percent (5%), or make or commit to make any bonus or other payment (whether in cash, property or securities) to any employee, or materially increase other benefits of employees generally, or enter into, establish, materially amend or terminate any of the Purchaser’s or a Purchaser Subsidiary’s Benefit Plan with, for or in respect of any current consultant, officer, manager director or employee, in each case other than as required by applicable Law, pursuant to the terms of any of the Purchaser’s or a Purchaser Subsidiary’s Benefit Plans or in the ordinary course of business consistent with past practice;

(xx)        transfer or license to any Person or otherwise extend, materially amend or modify, permit to lapse or fail to preserve any of the Purchaser’s or a Purchaser Subsidiary’s Registered IP, Licensed IP or other IP, if any, or disclose to any Person who has not entered into a confidentiality agreement any Trade Secrets;

(xxi)      close or materially reduce its or any Purchaser Subsidiary’s activities, or effect any layoff or other personnel reduction or change, at any of their respective facilities;

(xxii)      enter into, amend, waive or terminate (other than terminations in accordance with their terms) any transaction with any Related Person (other than compensation and benefits and advancement of expenses, in each case, provided in the ordinary course of business consistent with past practice); or

(xxiii)        authorize or agree to do any of the foregoing actions.

6.4        Annual and Interim Financial Statements. From the date hereof through the Closing Date, within thirty (30) calendar days following the end of each three-month quarterly period and each fiscal year, the Company shall deliver to the Purchaser an unaudited consolidated income statement and an unaudited consolidated balance sheet for the period from the Interim Balance Sheet Date through the end of such quarterly period or fiscal year and the applicable comparative period in the preceding fiscal year, in each case accompanied by a certificate of the Chief Financial Officer of the Company to the effect that all such financial statements fairly present in all material respects the consolidated financial position and results of operations of the Target Companies as of the date or for the periods indicated, in accordance with GAAP, subject to year-end audit adjustments and excluding footnotes. From the date hereof through the Closing Date, the Company will also promptly deliver to the Purchaser copies of any audited consolidated financial statements of the Company and its Subsidiaries that the Company’s certified public accountants may issue.

6.5        Purchaser Public Filings. During the Interim Period, the Purchaser will keep current and timely file all of its public filings with the SEC and otherwise comply in all material respects with applicable securities Laws and shall use its commercially reasonable efforts to maintain the listing of the Purchaser Shares on NASDAQ.

6.6        No Solicitation.

(a)        For purposes of this Agreement, (i) an “Acquisition Proposal” means any inquiry, proposal or offer, or any indication of interest in making an offer or proposal, from any Person or group at any time relating to an Alternative Transaction, and (ii) an “Alternative Transaction” means with respect to (A) the Company, the Sellers and their respective Affiliates and (B) the Purchaser and its Affiliates, a transaction (other than the transactions contemplated by this Agreement) concerning the sale of (x) all or any material part of the business or assets of any Target Companies or the Purchaser (including any Purchaser Subsidiary) or (y) any of the shares or other equity interests or profits of any Target Companies or the Purchaser (including any Purchaser Subsidiary), in any case, whether such transaction takes the form of a sale of shares or other equity, assets, merger, consolidation, issuance of debt securities, management Contract, joint venture or partnership, or otherwise.

(b)        During the Interim Period, in order to induce the other Parties to continue to commit to expend management time and financial resources in furtherance of the transactions contemplated hereby, each Party shall not, and shall cause its Representatives to not, without the prior written consent of the Company and the Purchaser, directly or indirectly, (i) solicit, assist, initiate or facilitate the making, submission or announcement of, or intentionally encourage, any Acquisition Proposal, (ii) furnish any non-public information regarding such Party or its Affiliates (or, with respect to any Seller, any Target Company, or with respect to the Purchaser, any Purchaser Subsidiary) or their respective businesses, operations, assets, Liabilities, financial condition, prospects or employees to any Person or group (other than a Party to this Agreement or their respective Representatives) in connection with or in response to an Acquisition Proposal, (iii) engage or participate in discussions or negotiations with any Person or group with respect to, or that could be expected to lead to, an Acquisition Proposal, (iv) approve, endorse or recommend, or publicly propose to approve, endorse or recommend, any Acquisition Proposal, (v) negotiate or enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Acquisition Proposal, or (vi) release any third Person from, or waive any provision of, any confidentiality agreement to which such Party is a party.

(c)        Each Party shall notify the others as promptly as practicable (and in any event within 48 hours) orally and in writing of the receipt by such Party or any of its Representatives of (i) any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations regarding or constituting any Acquisition Proposal or any bona fide inquiries, proposals or offers, requests for information or requests for discussions or negotiations that could be expected to result in an Acquisition Proposal, and (ii) any request for non-public information relating to such Party or its Affiliates (or any Target Company), specifying in each case, the material terms and conditions thereof (including a copy thereof if in writing or a written summary thereof if oral) and the identity of the party making such inquiry, proposal, offer or request for information. Each Party shall keep the others promptly informed of the status of any such inquiries, proposals, offers or requests for information. During the Interim Period, each Party shall, and shall cause its Representatives to, immediately cease and cause to be terminated any solicitations, discussions or negotiations with any Person with respect to any Acquisition Proposal and shall, and shall direct its Representatives to, cease and terminate any such solicitations, discussions or negotiations.

6.7        No Trading. The Company and the Sellers acknowledge and agree that each is aware, and that the Company’s Affiliates are aware (and each of their respective Representatives is aware or, upon receipt of any material nonpublic information of the Purchaser, will be advised) of the restrictions imposed by the Federal Securities Laws and other applicable foreign and domestic Laws on a Person possessing material nonpublic information about a publicly traded company. Each of the Company and the Sellers hereby agree that, while any of them are in possession of such material nonpublic information, it shall not purchase or sell any securities of the Purchaser (other than acquire the Exchange Shares in accordance with Article I), communicate such information to any third party, take any other action with respect to the Purchaser in violation of such Laws, or cause or encourage any third party to do any of the foregoing.

6.8        Notification of Certain Matters. During the Interim Period, each of the Parties shall give prompt notice to the other Parties if such Party or its Affiliates (or, with respect to the Company, any Seller, or with respect to the Purchaser, including any Purchaser Subsidiary): (a) fails to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it or its Affiliates (or, with respect to the Company, any Seller) hereunder in any material respect; (b) receives any notice or other communication in writing from any third party (including any Governmental Authority) alleging (i) that the Consent of such third party is or may be required in connection with the transactions contemplated by this Agreement or (ii) any non-compliance with any Law by such Party or its Affiliates (or, with respect to the Company, any Seller); (c) receives any notice or other communication from any Governmental Authority in connection with the transactions contemplated by this Agreement; (d) discovers any fact or circumstance that, or becomes aware of the occurrence or non-occurrence of any event the occurrence or non-occurrence of which, would reasonably be expected to cause or result in any of the conditions set forth in Article VIII to not being satisfied or the satisfaction of those conditions being materially delayed; or (e) becomes aware of the commencement or threat, in writing, of any Action against such Party or any of its Affiliates (or, with respect to the Company, any Seller), or any of their respective properties or assets, or, to the Knowledge of such Party, any officer, director, partner, member or manager, in his, her or its capacity as such, of such Party or of its Affiliates (or, with respect to the Company, any Seller) with respect to the consummation of the transactions contemplated by this Agreement. No such notice shall constitute an acknowledgement or admission by the Party providing the notice regarding whether or not any of the conditions to the Closing have been satisfied or in determining whether or not any of the representations, warranties or covenants contained in this Agreement have been breached.

6.9        Efforts.

(a)        Subject to the terms and conditions of this Agreement, each Party shall use its commercially reasonable efforts, and shall cooperate fully with the other Parties, to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations to consummate the transactions contemplated by this Agreement (including the receipt of all applicable consents of Governmental Authorities) and to comply as promptly as practicable with all requirements of Governmental Authorities applicable to the transactions contemplated by this Agreement.

(b)        Prior to the Closing, each Party shall use its commercially reasonable efforts to obtain any Consents of Governmental Authorities or other third Persons as may be necessary for the consummation by such Party or its Affiliates of the transactions contemplated by this Agreement or required as a result of the execution or performance of, or consummation of the transactions contemplated by, this Agreement by such Party or its Affiliates, and the other Parties shall provide reasonable cooperation in connection with such efforts.

(c)        Notwithstanding anything herein to the contrary, no Party shall be required to agree to any term, condition or modification with respect to obtaining any Consents in connection with the transactions contemplated by this Agreement that would result in, or would be reasonably likely to result in: (i) a Material Adverse Effect to such Party or its Affiliates, or (ii) such Party or its Affiliates having to cease, sell or otherwise dispose of any material assets or businesses (including the requirement that any such assets or business be held separate).

6.10      Further Assurances. The Parties hereto shall further cooperate with each other and use their respective commercially reasonable efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable Laws to consummate the transactions contemplated by this Agreement as soon as practicable, including preparing and filing as soon as practicable all documentation to effect all necessary notices, reports and other filings.

6.11      The Proxy Statement.

(a)        As promptly as practicable after the date hereof, the Purchaser shall prepare and file with the SEC a proxy statement (as amended or supplemented from time to time, the “Proxy Statement”) calling a special meeting of the Purchaser’s shareholders (the “Shareholder Meeting”) seeking the approval of the Purchaser’s shareholders for the transactions contemplated by this Agreement, in accordance with and as required by the Purchaser’s Organizational Documents, applicable Law and any applicable rules and regulations of the SEC and NASDAQ. In the Proxy Statement, the Purchaser shall seek (i) adoption and approval of this Agreement and the transactions contemplated hereby or referred to herein, by the holders of Purchaser Shares in accordance with the Purchaser’s Organizational Documents, the DGCL, and the rules and regulations of the SEC and NASDAQ, (ii) if required to be approved by the Purchaser’s shareholders, adoption and approval of an Amended and Restated Certificate of Incorporation of the Purchaser in form and substance reasonably acceptable to the Purchaser and the Company (the “Amended Charter”) (which Amended Charter, if appropriate as determined by the Purchaser, will be adopted by the Purchaser at the time of the Closing to, among other things, change the name and domicile of the Purchaser effective as of the Closing), (iii) to appoint the members of the board of directors of the Purchaser, and appoint the members of any committees thereof, in each case in accordance with Section 6.16 hereof, and (iv) to obtain any and all other approvals necessary or advisable to effect the consummation of the transactions contemplated by this Agreement and the Ancillary Documents. In connection with the Proxy Statement, the Purchaser will also file with the SEC financial and other information about the transactions contemplated by this Agreement in accordance with applicable proxy solicitation rules set forth in the Purchaser’s Organizational Documents, the DGCL and the rules and regulations of the SEC and NASDAQ (such Proxy Statement and the documents included or referred to therein, together with any supplements, amendments and/or exhibits thereto, the “Proxy Documents”).

(b)        Except with respect to the information provided by or on behalf of the Target Companies or the Sellers for inclusion in the Proxy Statement and other Proxy Documents, the Purchaser shall ensure that, when filed, the Proxy Statement and other Proxy Documents will comply in all material respects with the requirements of the Exchange Act and the rules and regulations thereunder. The Purchaser shall cause the Proxy Documents to be disseminated as promptly as practicable to the Purchaser’s equity holders as and to the extent such dissemination is required by U.S. federal securities laws and the rules and regulations of the SEC and NASDAQ promulgated thereunder or otherwise (the “Federal Securities Laws”). The Company and the Sellers shall promptly provide to the Purchaser such information concerning the Sellers, the Target Companies and their respective businesses, operations, condition (financial or otherwise), assets, Liabilities, properties, officers, directors and employees as is either required by Federal Securities Laws or reasonably requested by the Purchaser for inclusion in the Proxy Documents. Subject to compliance by the Company and the Sellers with the immediately preceding sentence with respect to the information provided or to be provided by or on behalf of them for inclusion in the Proxy Documents, the Purchaser shall cause the Proxy Documents to comply in all material respects with the Federal Securities Laws. The Purchaser shall provide copies of the proposed forms of the Proxy Documents (including any amendments or supplements thereto) to the Company such that the Company and its Representatives are afforded a reasonable amount of time prior to the dissemination or filing thereof to review such material and comment thereon prior to such dissemination or filing, and the Purchaser shall reasonably consider in good faith any comments of such Persons. The Purchaser and the Company and their respective Representatives shall respond promptly to any comments of the SEC or its staff with respect to the Proxy Documents and promptly correct any information provided by it for use in the Proxy Documents if and to the extent that such information shall have become false or misleading in any material respect or as otherwise required by the Federal Securities Laws. The Purchaser shall amend or supplement the Proxy Documents and cause the Proxy Documents, as so amended or supplemented, to be filed with the SEC and to be disseminated to the holders of Purchaser Shares, in each case as and to the extent required by the Federal Securities Laws and subject to the terms and conditions of this Agreement and the Purchaser Organizational Documents. The Purchaser shall provide the Company and its Representatives with copies of any written comments, and shall inform them of any material oral comments, that the Purchaser or any of its Representatives receive from the SEC or its staff with respect to the Proxy Documents promptly after the receipt of such comments and shall give the Company a reasonable opportunity under the circumstances to review and comment on any proposed written or material oral responses to such comments. The Purchaser shall use its reasonable commercial efforts to cause the Proxy Statement to “clear” comments from the SEC and its staff and to permit the Company and its Representatives to participate with the Purchaser or its Representatives in any discussions or meetings with the SEC and its staff. The Company and the Sellers shall, and shall cause each of the Target Companies to, make their respective directors, officers and employees, upon reasonable advance notice, available to the Purchaser and its Representatives in connection with the drafting of the public filings with respect to the transactions contemplated by this Agreement, including the Proxy Documents, and responding in a timely manner to comments from the SEC. The Purchaser shall call the Shareholder Meeting as promptly as reasonably practicable after the Proxy Statement has “cleared” comments from the SEC.

(c)        If at any time prior to the Closing, any information relating to the Purchaser, on the one hand, or the Target Companies or the Sellers, on the other hand, or any of their respective Affiliates, businesses, operations, condition (financial or otherwise), assets, Liabilities, properties, officers, directors or employees, should be discovered by the Purchaser, on the one hand, or the Target Companies or the Sellers, on the other hand, that should be set forth in an amendment or supplement to the Proxy Documents, so that such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Party which discovers such information shall promptly notify each other Parties and an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and, to the extent required by law, disseminated to the Purchaser’s shareholders.

6.12      Public Announcements.

(a)        The Parties agree that no public release, filing or announcement concerning this Agreement or the Ancillary Documents or the transactions contemplated hereby or thereby shall be issued by any Party or any of their Affiliates without the prior written consent of the Purchaser and the Company (which consent shall not be unreasonably withheld, conditioned or delayed), except as such release or announcement may be required by applicable Law or the rules or regulations of any securities exchange, in which case the applicable Party shall use commercially reasonable efforts to allow the other Parties reasonable time to comment on, and arrange for any required filing with respect to, such release or announcement in advance of such issuance.

(b)        The Parties shall mutually agree upon and, as promptly as practicable after the execution of this Agreement (but in any event within four (4) Business Days thereafter), issue a press release announcing the execution of this Agreement (the “Signing Press Release”). Promptly after the issuance of the Signing Press Release, the Purchaser shall file a Current Report on Form 8-K (the “Signing Filing”) with the Signing Press Release and a description of this Agreement as required by Federal Securities Laws, which the Company shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Purchaser providing the draft Signing Filing to the Company on the date of the execution of this Agreement and the Company reviewing, commenting upon and approving such Signing Filing in any event no later than the second (2nd) Business Day after the execution of this Agreement). The Parties shall mutually agree upon and, as promptly as practicable after the Closing (but in any event within four (4) Business Days thereafter), issue a press release announcing the consummation of the transactions contemplated by this Agreement (the “Closing Press Release”). Promptly after the issuance of the Closing Press Release, the Purchaser shall file a Current Report on Form 8-K (the “Closing Filing”) with the Closing Press Release and a description of the Closing as required by Federal Securities Laws which the Sellers shall review, comment upon and approve (which approval shall not be unreasonably withheld, conditioned or delayed) prior to filing (with the Sellers reviewing, commenting upon and approving such Closing Filing in any event no later than the second (2nd) Business Day after the Closing). In connection with the preparation of the Signing Press Release, the Signing Filing, the Closing Filing, the Closing Press Release, or any other report, statement, filing notice or application made by or on behalf of a Party to any Governmental Authority or other third party in connection with the transactions contemplated hereby, each Party shall, upon request by any other Party, furnish the Parties with all information concerning themselves, their respective directors, officers and equity holders, and such other matters as may be reasonably necessary or advisable in connection with the transactions contemplated hereby, or any other report, statement, filing, notice or application made by or on behalf of a Party to any third party and/ or any Governmental Authority in connection with the transactions contemplated hereby.

6.13      Confidential Information.

(a)        The Company (prior to the Closing) and the Sellers hereby agree that during the Interim Period and, in the event this Agreement is terminated in accordance with Article IX, for a period of two (2) years after such termination, they shall, and shall cause their respective Representatives to: (i) treat and hold in strict confidence any Purchaser Confidential Information, and will not use it for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing their obligations hereunder or thereunder, enforcing their rights hereunder or thereunder, or in furtherance of their authorized duties on behalf of the Purchaser or its Subsidiaries), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Purchaser Confidential Information without the Purchaser’s prior written consent; and (ii) in the event that the Company (prior to the Closing), any Seller or any of the respective Representatives becomes legally compelled to disclose any Purchaser Confidential Information, (A) provide the Purchaser with prompt written notice of such requirement so that the Purchaser or an Affiliate thereof may seek a protective order or other remedy or waive compliance with this Section 6.13(a), and (B) in the event that such protective order or other remedy is not obtained, or the Purchaser waives compliance with this Section 6.13(a), furnish only that portion of such Purchaser Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such Purchaser Confidential Information. In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated, the Company and the Sellers shall, and shall cause their respective Representatives to, promptly deliver to the Purchaser any and all copies (in whatever form or medium) of Purchaser Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon.

(b)        The Purchaser hereby agrees that during the Interim Period and, in the event this Agreement is terminated in accordance with Article IX, for a period of two (2) years after such termination, it (including each of its Affiliates) shall, and shall cause its Representatives to: (i) treat and hold in strict confidence any Company Confidential Information, and will not use for any purpose (except in connection with the consummation of the transactions contemplated by this Agreement or the Ancillary Documents, performing its obligations hereunder or thereunder or enforcing its rights hereunder or thereunder), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Company Confidential Information without the Company’s prior written consent; and (ii) in the event that the Purchaser or any of its Representatives becomes legally compelled to disclose any Company Confidential Information, (A) provide the Company with prompt written notice of such requirement so that the Company, a Seller or an Affiliate of any of them may seek a protective order or other remedy or waive compliance with this Section 6.13(b), and (B) in the event that such protective order or other remedy is not obtained, or the Company waives compliance with this Section 6.13(b), furnish only that portion of such Company Confidential Information which is legally required to be provided as advised in writing by outside counsel and to exercise its commercially reasonable efforts to obtain assurances that confidential treatment will be accorded such Company Confidential Information. In the event that this Agreement is terminated and the transactions contemplated hereby are not consummated, the Purchaser shall, and shall cause its Representatives to, promptly deliver to the Company any and all copies (in whatever form or medium) of Company Confidential Information and destroy all notes, memoranda, summaries, analyses, compilations and other writings related thereto or based thereon. Notwithstanding the foregoing, the Purchaser and its Representatives shall be permitted to disclose any and all Company Confidential Information in connection with the transactions contemplated by this Agreement or the Ancillary Documents to the extent required by the Federal Securities Laws.

6.14      Litigation Support. Following the Closing, in the event that and for so long as any Party is actively contesting or defending against any third party or Governmental Authority Action in connection with any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction that existing on or prior to the Closing Date involving the Purchaser or any Target Company, each of the other Parties will (i) reasonably cooperate with the contesting or defending party and its counsel in the contest or defense, (ii) make available its personnel at reasonable times and upon reasonable notice and (iii) provide (A) such testimony and (B) access to its non-privileged books and records as may be reasonably requested in connection with the contest or defense, at the sole cost and expense of the contesting or defending party.

6.15      Documents and Information. After the Closing Date, the Purchaser and the Target Companies shall, and shall cause their respective Subsidiaries to, until the seventh (7th) anniversary of the Closing Date, retain all books, records and other documents pertaining to the business of the Target Companies in existence on the Closing Date.

6.16      Post-Closing Board of Directors and Executive Officers.

(a)        The Parties shall take all necessary action, so that effective as of the Closing, the Purchaser’s board of directors (the “Post-Closing Purchaser Board”) will consist of five (5) individuals. Prior to the Closing, the Parties shall take all necessary action to (A) designate and appoint to the Post-Closing Purchaser Board one (1) person designated by the Company prior to the Closing (the “Seller Directors”), whom shall be the Chairman of the Company immediately prior to the Closing, and (B) ensure that the Seller Director’ appointments have been duly authorized and effective as of the Closing.

(b)        The Parties shall take all action necessary, including causing the Chief Executive Officer of the Purchaser to resign prior to the Closing, so that the Chief Executive Officer of the Purchaser immediately after the Closing will be the Chief Executive Officer of the Company immediately prior to the Closing.

6.17      Supplemental Disclosure Schedules.

(a)        During the Interim Period, each of the Company, the Sellers and the Purchaser shall have the right, by providing one or more written supplemental disclosure schedules (“Supplemental Disclosure Schedules”) to the others, to update its disclosure schedules: (a) to reflect changes in the ordinary course of business first existing or occurring after the date of this Agreement, which if existing or occurring on or prior to the date of this Agreement, would have been required to be set forth on such schedules, and (b) which updates do not result from any breach of a covenant made by such disclosing Party or its Affiliates in this Agreement. Other than any updates permitted by the prior sentence, no Supplemental Disclosure Schedule shall affect any of the conditions to the Parties’ respective obligations under the Agreement (including for purposes of determining satisfaction or waiver of the conditions set forth in Article VIII), or any other remedy available to the Parties arising from a representation or warranty that was or would be inaccurate, or a warranty that would be breached, without qualification by the update.

(b)        For the purposes of the Company Disclosure Schedules and the Purchaser Disclosure Schedules, any information, item or other disclosure set forth in any part of such disclosure schedules (or, to the extent applicable, any Supplemental Disclosure Schedule) shall be deemed to have been set forth in all other applicable parts of such disclosure schedules (or, to the extent applicable, Supplemental Disclosure Schedules) to the extent that the applicability of such disclosure to such other parts is reasonably apparent on the face of such disclosure. Inclusion of information in any disclosure schedule or Supplemental Disclosure Schedule shall not be construed as an admission by such party that such information is material to the business, properties, financial condition or results of operations of, as applicable, the Company, the Sellers or the Purchaser or their respective Affiliates. Matters reflected in any disclosure schedule or Supplemental Disclosure Schedule is not necessarily limited to matters required by this Agreement to be reflected therein and the inclusion of such matters shall not be deemed an admission that such matters were required to be reflected in such disclosure schedule or Supplemental Disclosure Schedule. Such additional matters are set forth for informational purposes only and do not necessarily include other matters of a similar nature.

6.18      Purchaser Policies. During the Interim Period, the Purchaser will consult with the Company, and the Purchaser and the Company will adopt, effective as of the Closing, corporate and operational policies for the Purchaser, the Company and their respective Subsidiaries, including the Target Companies, appropriate for a company publicly traded in the United States with active business and operations in the industries and regions in which the Target Companies operate and contemplate operating as of the Closing. Such policies will include a conflicts of interest policy establishing, among other matters, proper procedures and limitations for related party loans involving the Purchaser or any of its Subsidiaries, including the Target Companies (the “Conflicts of Interest Policy”).

6.19      SOX 404(b) Compliance. From and after the Closing, the Sellers agree to, and cause the Seller Directors to, engage the Purchaser’s audit firm to complete an attestation pursuant to Section 404(b) of SOX and Item 308(b) of Regulation S-K of the Purchaser’s internal control over financial reporting effective no later than December 31, 2017, or such earlier date as is required by SEC rules or other applicable Law, with such audit firm’s attestation report to be included in the Purchaser’s applicable annual report, if required by SEC rules or other applicable Law.

ARTICLE VII
SURVIVAL

7.1        Survival.

(a)        All representations and warranties of the Company and the Sellers contained in this Agreement (including all schedules and exhibits hereto and all certificates, documents, instruments and undertakings furnished pursuant to this Agreement) shall survive the Closing through and until the first anniversary of the Closing Date; provided, however, that (a) the representations and warranties contained in Sections 4.14 (Taxes and Returns), 4.19 (Benefit Plans), 4.20 (Environmental Matters), 4.30 (Information Supplied) and 5.10 (Information Supplied) shall survive until sixty (60) days after the expiration of the applicable statute of limitations, . Additionally, Fraud Claims against the Company or the Sellers shall survive indefinitely. If written notice of a claim for breach of any representation or warranty has been given before the applicable date when such representation or warranty no longer survives in accordance with this Section 7.1(a), then the relevant representations and warranties shall survive as to such claim, until the claim has been finally resolved. All covenants, obligations and agreements of the Company and the Sellers contained in this Agreement (including all schedules and exhibits hereto and all certificates, documents, instruments and undertakings furnished pursuant to this Agreement) shall survive the Closing and continue until fully performed in accordance with their terms.

(b)        All representations and warranties of the Purchaser and with respect to the Purchaser Subsidiaries contained in this Agreement (including, all schedules and exhibits hereto and all certificates, documents, instruments and undertakings, if applicable, furnished pursuant to this Agreement) shall survive the Closing through and until the first anniversary of the Closing Date; provided, however, that (a) the representations and warranties contained in Sections 3.10 (Taxes and Returns) and (b) the Legal Opinion in Section 8.2(d)(iv) shall survive until sixty (60) days after the expiration of the applicable statute of limitations. Additionally, Fraud Claims against the Purchaser, any Purchaser Subsidiary or their respective Representatives arising from or out of any pre-closing matters of the Purchaser or any Purchaser Subsidiary shall survive indefinitely. If written notice of a claim for breach of any representation or warranty has been given before the applicable date when such representation or warranty no longer survives in accordance with this Section 7.1(a), then the relevant representations and warranties shall survive as to such claim, until the claim has been finally resolved. The covenants and agreements made by the Purchaser in this Agreement or in any certificate or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such covenants or agreements, shall not survive the Closing, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Closing.

ARTICLE VIII
CLOSING CONDITIONS

8.1        Conditions to Each Party’s Obligations. The obligations of each Party to consummate the transactions described herein shall be subject to the satisfaction or written waiver (where permissible) by the Company and the Purchaser of the following conditions:

(a)        Required Purchaser Shareholder Approval. The matters described in clauses (i), (ii) and (iii) of Section 6.11(a) that are submitted to the vote of the shareholders of the Purchaser at the Shareholder Meeting in accordance with the Proxy Statement shall have been approved by the requisite vote of the shareholders of the Purchaser at the Shareholder Meeting in accordance with the Proxy Statement (the “Required Shareholder Vote”).

(b)        Requisite Regulatory Approvals. All Consents required to be obtained from or made with any Governmental Authority in order to consummate the transactions contemplated by this Agreement, shall have been obtained or made. The Purchaser shall affect a reverse stock split on, or prior to, the Closing Date if required by NASDAQ rules in connection with the listing of the Purchaser on the NASDAQ following the Closing.

(c)        Requisite Consents. The Consents required to be obtained from or made with any third Person (other than a Governmental Authority) in order to consummate the transactions contemplated by this Agreement as set forth in Schedule 8.1(c) shall have each been obtained or made.

(d)        No Law. No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Order that is then in effect and which has the effect of making the transactions or agreements contemplated by this Agreement illegal or which otherwise prevents or prohibits consummation of the transactions contemplated by this Agreement.

(e)        No Litigation. There shall not be any pending Action brought by a third-party non-Affiliate to enjoin or otherwise restrict the consummation of the Closing.

(f)        Appointment to the Board. The members of Purchaser’s board of directors shall have been elected or appointed to Purchaser’s board of directors as of the Closing consistent with the requirements of Section 6.16.

8.2        Conditions to Obligations of the Company and the Sellers. In addition to the conditions specified in Section 8.1, the obligations of the Company and the Sellers to consummate the transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by the Company and the Sellers) of the following conditions:

(a)        Representations and Warranties. All of the representations and warranties of the Purchaser (including the Purchaser Subsidiaries) set forth in this Agreement and in any certificate delivered by the Purchaser pursuant hereto shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date), and (ii)        any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, the Purchaser or any Purchase Subsidiary or materially and adversely affect the Purchaser’s ability to consummate the transactions contemplated hereby.

(b)        Agreements and Covenants. The Purchaser shall have performed in all material respects all of the Purchaser’s obligations and complied in all material respects with all of the Purchaser’s agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)        No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to the Purchaser (including the Subsidiaries of the Purchaser) since the date of this Agreement.

(d)        Closing Deliveries.

(i)        Officer Certificate. The Purchaser shall have delivered to the Company a certificate, dated the Closing Date, signed by an executive officer of the Purchaser in such capacity, certifying as to the satisfaction of the conditions specified in Sections 8.2(a), 8.2(b) and 8.2(c).

(ii)        Secretary Certificate. The Purchaser shall have delivered to the Company a certificate from its secretary certifying as to (A) copies of the Purchaser’s Organizational Documents as in effect as of the Closing Date, (B) the resolutions of the Purchaser’s board of directors authorizing the execution, delivery and performance of this Agreement and each of the Ancillary Documents to which it is a party or by which it is bound, and the consummation of the transactions contemplated hereby and thereby, (C) evidence of the Required Shareholder Vote and (D) the incumbency of officers authorized to execute this Agreement or any Ancillary Document to which the Purchaser is or is required to be a party or otherwise bound.

(iii)        Good Standing. The Purchaser shall have delivered to the Company a good standing certificate (or similar documents applicable for such jurisdictions) for the Purchaser and each Purchaser Subsidiary certified as of a date no later than five (5) days prior to the Closing Date from the proper Governmental Authority of the Purchaser’s and each Purchaser Subsidiary’s respective jurisdiction of organization and from each other jurisdiction in which the Purchaser or such Purchaser Subsidiary is qualified to conduct business as a foreign corporation or other entity as of the Closing, in each case to the extent that good standing certificates or similar documents are generally available in such jurisdictions.

(iv)        Legal Opinion. The Purchaser shall have delivered to the Company and the Sellers a copy of a duly executed legal opinion addressed to the Company and the Sellers and dated as of the Closing Date from the Purchaser’s legal counsel, Hunter Taubman Fischer & Li LLC, in form and substance reasonably satisfactory to the Company and the Sellers.

(v)        Amended and Restated Certificate of Incorporation. The Purchaser shall have delivered to the Company and the Sellers a copy of the Amended Charter of the Purchaser effective as of the closing that will have been approved by the Company and the Sellers.

(vi)       Stock Certificates. The Sellers shall have received from the Purchaser stock certificates reflecting the ownership of their respective Pro Rata Shares of the Exchange Shares by the Sellers (or their nominees) and payment for fractional interests, if any, to be delivered pursuant to this Agreement.

(vii)       Board Resolutions. The Company and the Sellers shall have received duly executed written resolutions of the board of directors of the Purchaser, in the agreed form, approving: (A) the issuance of the Exchange Shares to the Sellers (or their nominees) at Closing; and (B) the appointment of the Seller Director(s) (designated by the Company prior to the Closing) effective as of the Closing in accordance with Section 6.16.

(e)        Effectiveness of Certain Ancillary Documents.

(i)        Non-Competition Agreements. The Non-Competition and Non-Solicitation Agreements to be entered into by each Seller and the other Subject Parties thereto (as defined therein) in favor of and for the benefit of the Purchaser, the Company and each of the other Covered Parties (as defined therein) (each, a “Non-Competition Agreement”), the form of which is attached as Exhibit A hereto, shall be duly executed and delivered and in full force and effect in accordance with the terms thereof as of the Closing.

(ii)        Lock-Up Agreement. The Lock-Up Agreement to be entered into by and among the Sellers and the Purchaser (the “Lock-Up Agreement”), the form of which is attached as Exhibit B hereto, shall be duly executed and delivered and in full force and effect in accordance with the terms thereof as of the Closing.

(iii)        Resignations. The Sellers shall have received written resignations, effective as of the Closing, of certain of the directors and officers of the Purchaser as requested by the Sellers prior to the Closing in accordance with Section 6.16.

(f)        NASDAQ Listed Status. Immediately prior to the Closing, (a) the Exchange Shares shall be approved by NASDAQ for issuance and (b) the Purchaser Shares are listed on NASDAQ Capital Market.

8.3        Conditions to Obligations of the Purchaser. In addition to the conditions specified in Section 8.1, the obligations of the Purchaser to consummate the transactions contemplated by this Agreement are subject to the satisfaction or written waiver (by the Purchaser) of the following conditions:

(a)        Representations and Warranties. All of the representations and warranties of the Company and the Sellers set forth in this Agreement and in any certificate delivered by the Company or any Seller pursuant hereto shall be true and correct on and as of the date of this Agreement and on and as of the Closing Date as if made on the Closing Date, except for (i) those representations and warranties that address matters only as of a particular date (which representations and warranties shall have been accurate as of such date), and (ii) any failures to be true and correct that (without giving effect to any qualifications or limitations as to materiality or Material Adverse Effect), individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect on, or with respect to, any Target Company or materially and adversely affects the Company’s or Sellers’ ability to consummate the transactions contemplated hereby.

(b)        Agreements and Covenants. The Company and each Seller shall have performed in all material respects all of such Party’s obligations and complied in all material respects with all of such Party’s agreements and covenants under this Agreement to be performed or complied with by it on or prior to the Closing Date.

(c)        No Material Adverse Effect. No Material Adverse Effect shall have occurred with respect to any Target Company since the date of this Agreement.

(d)        Closing Deliveries.

(i)        Officer Certificate. The Purchaser shall have received a certificate from the Company, dated as the Closing Date, signed by an executive officer of the Company in such capacity, certifying as to the satisfaction of the conditions specified in Sections 8.3(a), 8.3(b) and 8.3(c).

(ii)        Seller Certificate. The Purchaser shall have received a certificate from each Seller, dated as of the Closing Date, signed by such Seller, certifying as to the satisfaction of the conditions specified in Sections 8.3(a) and 8.3(b) with respect to such Seller.

(iii)        Secretary Certificate. The Company shall have delivered to the Purchaser a certificate from its secretary certifying as to (A) copies of the Company’s Organizational Documents as in effect as of the Closing Date, (B) the resolutions of the Company’s board of directors and shareholders authorizing the execution, delivery and performance of this Agreement and each of the Ancillary Documents to which it is a party or by which it is bound, and the consummation of the transactions contemplated hereby and thereby, and (C) the incumbency of officers authorized to execute this Agreement or any Ancillary Document to which the Company is or is required to be a party or otherwise bound.

(iv)        Good Standing. The Company shall have delivered to the Purchaser good standing certificates (or similar documents applicable for such jurisdictions) for each Target Company certified as of a date no later than five (5) days prior to the Closing Date from the proper Governmental Authority of the Target Company’s jurisdiction of organization and from each other jurisdiction in which the Target Company is qualified to conduct business as a foreign corporation or other entity as of the Closing, in each case to the extent that good standing certificates or similar documents are generally available in such jurisdictions.

(v)        Certified Charter. A copy of the Company Charter, as in effect as of the Closing, certified by the appropriate Governmental Authority of the British Virgin Islands as of a date no more than ten (10) Business Days prior to the Closing Date.

(vi)        Employment Agreements. The Purchaser shall have received employment agreements, in each case effective as of the Closing, in form and substance reasonably satisfactory to the Purchaser (the “Employment Agreements”), between each of the persons set forth Schedule 8.3(d)(vi) hereto and the applicable Target Company or the Purchaser, as noted in Schedule 8.3(d)(vi), each such Employment Agreement duly executed by the parties thereto.

(vii)        Legal Opinion. The Purchaser shall have received from the Company a copy of a duly executed legal opinion addressed to the Purchaser and dated as of the Closing Date from the Company’s legal counsel, Allbright Law Offices, in form and substance reasonably satisfactory to the Purchaser.

(viii)      Share Certificates and Transfer Instruments. The Purchaser shall have received from each Seller share certificates representing the Purchased Shares (or duly executed affidavits of lost stock certificates and indemnities in forms and substance reasonably acceptable to the Purchaser), together with executed instruments of transfer in respect of the Purchased Shares in favor of the Purchaser (or its nominee) and in form reasonably acceptable for transfer on the books of the Company.

(ix)        Board Resolutions. The Purchaser shall have received duly executed written resolutions of the board of directors of the Company, in the agreed form, approving: the transfer of the Purchased Shares to the Purchaser (or its nominee) at Closing; and the appointment of such persons as directors and/or officers of the Company as the Purchaser may request prior to Closing.

(x)        Conflicts of Interest Policy. The Company shall have adopted the Conflicts of Interest Policy in form and substance reasonably acceptable to the Purchaser and delivered a copy thereof to the Purchaser.

(xi)        Effectiveness of Certain Ancillary Documents. Each of the Non-Competition Agreements and the Lock-Up Agreement shall be duly executed and delivered and in full force and effect in accordance with the terms thereof as of the Closing.

8.4        Frustration of Conditions. Notwithstanding anything contained herein to the contrary, no Party may rely on the failure of any condition set forth in this Article VIII to be satisfied if such failure was caused by the failure of such Party or its Affiliates (or with respect to the Company, any Seller) to comply with or perform any of its covenants or obligations set forth in this Agreement.

ARTICLE IX
TERMINATION AND EXPENSES

9.1        Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing as follows:

(a)        by mutual written consent of the Purchaser and the Company;

(b)        by written notice by the Purchaser or the Company if any of the conditions to the Closing set forth in Article VIII have not been satisfied or waived by the six (6) month anniversary of the date of this Agreement (the “Outside Date”); provided, however, the right to terminate this Agreement under this Section 9.1(b) shall not be available to a Party if the breach or violation by such Party or its Affiliates (or with respect to the Company, the Sellers) of any representation, warranty, covenant or obligation under this Agreement was the cause of, or resulted in, the failure of the Closing to occur on or before the Outside Date;

(c)        by written notice by either the Purchaser or the Company if a Governmental Authority of competent jurisdiction shall have issued an Order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action has become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(c) shall not be available to a Party if the failure by such Party or its Affiliates (or with respect to the Company, the Sellers) to comply with any provision of this Agreement has been a substantial cause of, or substantially resulted in, such action by such Governmental Authority;

(d)        by written notice by the Company, if (i) there has been a breach by the Purchaser of any of its representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of the Purchaser shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in Section 8.2(a) or Section 8.2(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided by the Company or (B) the Outside Date;

(e)        by written notice by the Purchaser, if (i) there has been a breach by the Company or the Sellers of any of their respective representations, warranties, covenants or agreements contained in this Agreement, or if any representation or warranty of such Parties shall have become untrue or inaccurate, in any case, which would result in a failure of a condition set forth in Section 8.3(a) or Section_8.3(b) to be satisfied (treating the Closing Date for such purposes as the date of this Agreement or, if later, the date of such breach), and (ii) the breach or inaccuracy is incapable of being cured or is not cured within the earlier of (A) twenty (20) days after written notice of such breach or inaccuracy is provided by the Purchaser or (B) the Outside Date;

(f)        by written notice by the Purchaser if there shall have been a Material Adverse Effect on the Target Companies following the date of this Agreement which is uncured and continuing for the earlier of (A) thirty (30) days after written notice of such Material Adverse Effect is provided by the Company or (B) the Outside Date;

(g)        by written notice by the Company if there shall have been a Material Adverse Effect on the Purchaser or any other Purchaser Entity following the date of this Agreement which is uncured and continuing for the earlier of (A) thirty (30) days after written notice of such Material Adverse Effect is provided by the Purchaser or (B) the Outside Date; or

(h)       by written notice by the Purchaser if the Shareholder Meeting is held and the Required Shareholder Vote is not obtained as such meeting.

9.2        Effect of Termination. This Agreement may only be terminated in the circumstances described in Section 9.1 and pursuant to a written notice delivered by the applicable Party to the other applicable Parties, which sets forth the basis for such termination, including the provision of Section 9.1 under which such termination is made. In the event of the valid termination of this Agreement pursuant to Section 9.1, this Agreement shall forthwith become void, and there shall be no Liability on the part of any Party or any of their respective Representatives, and all rights and obligations of each Party shall cease, except: (i) Sections 6.12, 6.13, 9.3, 9.4, Article XI and this Section 9.2 shall survive the termination of this Agreement, and (ii) nothing herein shall relieve any Party from Liability for any willful breach of any representation, warranty, covenant or obligation under this Agreement or any Fraud Claim against such Party, in either case, prior to termination of this Agreement (in each case of clauses (i) and (ii) above). Without limiting the foregoing, and except as provided in Sections 9.3 and 9.4 and this Section 9.2, the Parties’ sole right prior to the Closing with respect to any breach of any representation, warranty, covenant or other agreement contained in this Agreement by another Party or with respect to the transactions contemplated by this Agreement shall be the right, if applicable, to terminate this Agreement pursuant to Section 9.1.

9.3        Fees and Expenses. Subject to Section 9.4, all Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Party incurring such expenses. As used in this Agreement, “Expenses” shall include all out-of-pocket expenses (including all fees and expenses of counsel, accountants, investment bankers, financial advisors, financing sources, experts and consultants to a Party hereto or any of its Affiliates) incurred by a Party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution or performance of this Agreement or any Ancillary Document related hereto and all other matters related to the consummation of this Agreement.

9.4        Termination Fee. Notwithstanding Section 9.3 above, in the event that there is a termination of this Agreement by the Purchaser pursuant to Section 9.1(e) or Section 9.1(f), the Company shall pay to the Purchaser a termination fee equal to the Expenses actually incurred by or on behalf of the Purchaser or any of its Affiliates in connection with the authorization, preparation, negotiation, execution or performance of this Agreement or the transactions contemplated hereby, including any related SEC filings and the Proxy Documents (the “Termination Fee”). In the event that there is a termination of this Agreement by the Company (and on behalf of the Sellers) pursuant to Section 9.1(d) or Section 9.1(g), the Purchaser shall pay to the Company and the Sellers the Termination Fee equal to the Expenses actually incurred by or on behalf of the Company, the Sellers and any of their Affiliates. The Termination Fee shall be paid by wire transfer of immediately available funds to an account designated in writing by the Purchaser, or by the Company, within ten (10) Business Days after the notifying Party delivers to the other Party the amount of such Expenses, along with reasonable documentation in connection therewith. Notwithstanding anything to the contrary in this Agreement, the Parties expressly acknowledge and agree that, with respect to any termination of this Agreement in circumstances where the Termination Fee is payable, the payment of the Termination Fee shall, in light of the difficulty of accurately determining actual damages, constitute liquidated damages with respect to any claim for damages or any other claim which the Purchaser, or the Company and the Sellers, as the case may be, would otherwise be entitled to assert against the other Party or its Affiliates or any of its assets, or against any of its directors, officers, employees or shareholders with respect to this Agreement and the transactions contemplated hereby and shall constitute the sole and exclusive remedy available to the notifying Party (or Parties), provided, that the foregoing shall not limit the rights of the notifying Party (or Parties) to seek specific performance or other injunctive relief in lieu of terminating this Agreement.

ARTICLE X
RELEASES

10.1      Release and Covenant Not to Sue. Effective as of the Closing, to the fullest extent permitted by applicable Law, each Seller, on behalf of itself and its Affiliates and any Person that owns any share or other equity interest in or of such Seller (the “Releasing Persons”), hereby releases and discharges the Target Companies from and against any and all Actions, obligations, agreements, debts and Liabilities whatsoever, whether known or unknown, both at law and in equity, which such Releasing Person now has, has ever had or may hereafter have against the Target Companies arising on or prior to the Closing Date or on account of or arising out of any matter occurring on or prior to the Closing Date, including any rights to indemnification or reimbursement from a Target Company, whether pursuant to its Organizational Documents, Contract or otherwise, and whether or not relating to claims pending on, or asserted after, the Closing Date. From and after the Closing, each Releasing Person hereby irrevocably covenants to refrain from, directly or indirectly, asserting any Action, or commencing or causing to be commenced, any Action of any kind against the Target Companies or their respective Affiliates, based upon any matter purported to be released hereby. Notwithstanding anything herein to the contrary, the releases and restrictions set forth herein shall not apply to any claims a Releasing Person may have against any party pursuant to the terms and conditions of this Agreement or any Ancillary Document.

ARTICLE XI
MISCELLANEOUS

11.1      Notices. All notices, consents, waivers and other communications hereunder shall be in writing and shall be deemed to have been duly given when delivered (i) in person, (ii) by facsimile or other electronic means, with affirmative confirmation of receipt, (iii) one Business Day after being sent, if sent by reputable, nationally recognized overnight courier service or (iv) three (3) Business Days after being mailed, if sent by registered or certified mail, pre-paid and return receipt requested, in each case to the applicable Party at the following addresses (or at such other address for a Party as shall be specified by like notice):

If to the Purchaser at or prior to the Closing, to:	with a copy (which will not constitute notice) to:

China Commercial Credit, Inc.	Hunter Taubman Fischer & Li LLC
No.1 Zhongying Commercial Plaza,	1450 Broadway, 26th Floor
Zhong Ying Road,	New York, New York 10018
Wujiang, Suzhou,	Attention: Joan Wu, Esq.
Attention: Long Yi	Facsimile No.: (212) 202-6380
Telephone No.: 86 (86-0512) 6396-0022	Telephone No.: (212) 530-2208
Email: 13584802352@139.com	Email: jwu@htflawyers.com

If to the Company, to:	with a copy (which will not constitute notice) to:

Sorghum Investment Holdings Limited	Allbright Law Offices
19-20 floor, Xujiahui International Building, 1033 Zhaojiabang Road, Shanghai, China	11,12/F, Shanghai Tower, No. 501, Yincheng Middle Rd. Pudong New Area, Shanghai 200120 China
Attention: Sidong Zhu, Esq.
Attention: Darong Huang	Facsimile No.: +86 21 2051 1999
Facsimile No.: +86 21 64181237	Telephone No.: +86 21 2051 1000
Telephone No.: +86 21 64663832	Email: stevezhu@allbrightlaw.com
Email: amy@nonobank.com

with a copy (which will not constitute notice) to:

Kaufman & Canoles, P.C. Two James Center, 14th Floor
1021 E. Cary St. Richmond, VA 23219 Attention: Anthony W. Basch, Esq.
Facsimile No.: (888) 360.9092 Telephone No.: (804) 513.6650 Email: awbasch@kaufcan.com

If to the Purchaser after the Closing, to:	with a copy (which will not constitute notice) to:

China Commercial Credit, Inc. No.1 Zhongying Commercial Plaza, Zhong Ying Road, Wujiang, Suzhou, Attention: Long Yi Telephone No.: 86 (86-0512) 6396-0022 Email: 13584802352@139.com	Hunter Taubman Fischer & Li LLC 1450 Broadway, 26th Floor New York, New York 10018 Attention: Joan Wu, Esq. Facsimile No.: (212) 202-6380 Telephone No.: (212) 530-2208 Email: jwu@htflawyers.com

11.2      Binding Effect; Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns. This Agreement shall not be assigned by operation of Law or otherwise without the prior written consent of the Purchaser and the Company, and any assignment without such consent shall be null and void; provided that no such assignment shall relieve the assigning Party of its obligations hereunder.

11.3      Third Parties. Nothing contained in this Agreement or in any instrument or document executed by any party in connection with the transactions contemplated hereby shall create any rights in, or be deemed to have been executed for the benefit of, any Person that is not a Party hereto or thereto or a successor or permitted assign of such a Party.

11.4      Arbitration. Any and all disputes, controversies and claims (other than applications for a temporary restraining order, preliminary injunction, permanent injunction or other equitable relief or application for enforcement of a resolution under this Section 11.4) arising out of, related to, or in connection with this Agreement or the transactions contemplated hereby (a “Dispute”) shall be governed by this Section 11.4. A party must, in the first instance, provide written notice of any Disputes to the other parties subject to such Dispute, which notice must provide a reasonably detailed description of the matters subject to the Dispute. The parties involved in such Dispute shall seek to resolve the Dispute on an amicable basis within ten (10) Business Days of the notice of such Dispute being received by other parties subject to such Dispute (the “Resolution Period”); provided, that if any Dispute would reasonably be expected to have become moot or otherwise irrelevant if not decided within sixty (60) days after the occurrence of such Dispute, then there shall be no Resolution Period with respect to such Dispute. Any Dispute that is not resolved during the Resolution Period may immediately be referred to and finally resolved by arbitration pursuant to the then-existing Expedited Procedures of the Commercial Arbitration Rules (the “AAA Procedures”) of the American Arbitration Association (the “AAA”). Any party involved in such Dispute may submit the Dispute to the AAA to commence the proceedings after the Resolution Period. To the extent that the AAA Procedures and this Agreement are in conflict, the terms of this Agreement shall control. The arbitration shall be conducted by one arbitrator nominated by the AAA promptly (but in any event within five (5) Business Days) after the submission of the Dispute to the AAA and reasonably acceptable to each party subject to the Dispute, which arbitrator shall be a commercial lawyer with substantial experience arbitrating disputes under acquisition agreements. The arbitrator shall accept his or her appointment and begin the arbitration process promptly (but in any event within five (5) Business Days) after his or her nomination and acceptance by the parties subject to the Dispute. The proceedings shall be streamlined and efficient. The arbitrator shall decide the Dispute in accordance with the substantive law of the state of New York. Time is of the essence. Each party shall submit a proposal for resolution of the Dispute to the arbitrator within twenty (20) days after confirmation of the appointment of the arbitrator. The arbitrator shall have the power to order any party to do, or to refrain from doing, anything consistent with this Agreement, the Ancillary Documents and applicable Law, including to perform its contractual obligation(s); provided, that the arbitrator shall be limited to ordering pursuant to the foregoing power (and, for the avoidance of doubt, shall order) the relevant party (or parties, as applicable) to comply with only one or the other of the proposals. The arbitrator’s award shall be in writing and shall include a reasonable explanation of the arbitrator’s reason(s) for selecting one or the other proposal. The seat of arbitration shall be in New York County, State of New York. The language of the arbitration shall be English.

11.5      Governing Law; Jurisdiction. This Agreement shall be governed by, construed and enforced in accordance with the Laws of the State of New York without regard to the conflict of laws principles thereof. Subject to Section 11.4, all Actions arising out of or relating to this Agreement shall be heard and determined exclusively in any state or federal court located in New York, New York (or in any court in which appeal from such courts may be taken) (the “Specified Courts”). Subject to Section_11.4, each Party hereto hereby (a) submits to the exclusive jurisdiction of any Specified Court for the purpose of any Action arising out of or relating to this Agreement brought by any Party hereto and (b) irrevocably waives, and agrees not to assert by way of motion, defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the Action is brought in an inconvenient forum, that the venue of the Action is improper, or that this Agreement or the transactions contemplated hereby may not be enforced in or by any Specified Court. Each Party agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Each Party irrevocably consents to the service of the summons and complaint and any other process in any other action or proceeding relating to the transactions contemplated by this Agreement, on behalf of itself, or its property, by personal delivery of copies of such process to such Party at the applicable address set forth in Section 11.1. Nothing in this Section 11.5 shall affect the right of any Party to serve legal process in any other manner permitted by Law.

11.6      WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF ANY ACTION, SEEK TO ENFORCE THAT FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.6.

11.7      Specific Performance. Each Party acknowledges that the rights of each Party to consummate the transactions contemplated hereby are unique, recognizes and affirms that in the event of a breach of this Agreement by any Party, money damages may be inadequate and the non-breaching Parties may have not adequate remedy at law, and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by an applicable Party in accordance with their specific terms or were otherwise breached. Accordingly, each Party shall be entitled to seek an injunction or restraining order to prevent breaches of this Agreement and to seek to enforce specifically the terms and provisions hereof, without the requirement to post any bond or other security or to prove that money damages would be inadequate, this being in addition to any other right or remedy to which such Party may be entitled under this Agreement, at law or in equity.

11.8      Severability. In case any provision in this Agreement shall be held invalid, illegal or unenforceable in a jurisdiction, such provision shall be modified or deleted, as to the jurisdiction involved, only to the extent necessary to render the same valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby nor shall the validity, legality or enforceability of such provision be affected thereby in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will substitute for any invalid, illegal or unenforceable provision a suitable and equitable provision that carries out, so far as may be valid, legal and enforceable, the intent and purpose of such invalid, illegal or unenforceable provision.

11.9      Amendment. This Agreement may be amended, supplemented or modified only by execution of a written instrument signed by the Purchaser and the Company.

11.10    Waiver. The Purchaser on behalf of itself and its Affiliates, on the one hand, and the Company on behalf of itself and its Affiliates, may in its sole discretion (i) extend the time for the performance of any obligation or other act of any other non-Affiliated Party hereto, (ii) waive any inaccuracy in the representations and warranties by such other non-Affiliated Party contained herein or in any document delivered pursuant hereto and (iii) waive compliance by such other non-Affiliated Party with any covenant or condition contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the Party or Parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by a Party in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

11.11    Entire Agreement. This Agreement and the documents or instruments referred to herein, including any exhibits, annexes and schedules attached hereto, which exhibits, annexes and schedules are incorporated herein by reference, together with the Ancillary Documents, embody the entire agreement and understanding of the Parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or the documents or instruments referred to herein, which collectively supersede all prior agreements and the understandings among the Parties with respect to the subject matter contained herein.

11.12    Interpretation. The table of contents and the Article and Section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement, unless the context otherwise requires: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and words in the singular, including any defined terms, include the plural and vice versa; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity; (c) any accounting term used and not otherwise defined in this Agreement or any Ancillary Document has the meaning assigned to such term in accordance with GAAP; (d) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding or succeeding such term and shall be deemed in each case to be followed by the words “without limitation”; (e) the words “herein,” “hereto,” and “hereby” and other words of similar import in this Agreement shall be deemed in each case to refer to this Agreement as a whole and not to any particular Section or other subdivision of this Agreement; (f) the word “if” and other words of similar import when used herein shall be deemed in each case to be followed by the phrase “and only if”; (g) the term “or” means “and/or”; (h) any reference to the term “ordinary course” or “ordinary course of business” shall be deemed in each case to be followed by the words “consistent with past practice”; (i) any agreement, instrument, insurance policy, Law or Order defined or referred to herein or in any agreement or instrument that is referred to herein means such agreement, instrument, insurance policy, Law or Order as from time to time amended, modified or supplemented, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes, regulations, rules or orders) by succession of comparable successor statutes, regulations, rules or orders and references to all attachments thereto and instruments incorporated therein; (j) except as otherwise indicated, all references in this Agreement to the words “Section,” “Article”, “Schedule”, “Exhibit” and “Annex” are intended to refer to Sections, Articles, Schedules, Exhibits and Annexes to this Agreement; and (k) the term “Dollars” or “$” means United States dollars. Any reference in this Agreement to a Person’s directors shall include any member of such Person’s governing body and any reference in this Agreement to a Person’s officers shall include any Person filling a substantially similar position for such Person. Any reference in this Agreement or any Ancillary Document to a Person’s shareholders shall include any applicable owners of the equity interests of such Person, in whatever form, including with respect to the Purchaser its shareholders under the DGCL or its Organizational Documents. The Parties have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. To the extent that any Contract, document, certificate or instrument is represented and warranted to by the Company to be given, delivered, provided or made available by the Company, in order for such Contract, document, certificate or instrument to have been deemed to have been given, delivered, provided and made available to the Purchaser or its Representatives, such Contract, document, certificate or instrument shall have been posted to the electronic data site maintained on behalf of the Company for the benefit of the Purchaser and its Representatives and the Purchaser and its Representatives have been given access to the electronic folders containing such information.

11.13    Counterparts. This Agreement may be executed and delivered (including by facsimile or other electronic transmission) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

ARTICLE XII
DEFINITIONS

12.1      Certain Definitions. For purpose of this Agreement, the following capitalized terms have the following meanings:

“Action” means any notice of noncompliance or violation, or any claim, demand, charge, action, suit, litigation, audit, settlement, complaint, stipulation, assessment or arbitration, or any request (including any request for information), inquiry, hearing, proceeding or investigation, by or before any Governmental Authority.

“Affiliate” means, with respect to any Person, any other Person directly or indirectly Controlling, Controlled by, or under common Control with such Person.

“Ancillary Documents” means each agreement, instrument or document attached hereto as an Exhibit, including the Non-Competition Agreements and the Lock-Up Agreement and the other agreements, certificates and instruments to be executed or delivered by any of the Parties in connection with or pursuant to this Agreement.

“Benefit Plans” of any Person means any and all deferred compensation, executive compensation, incentive compensation, equity purchase or other equity-based compensation plan, employment or consulting, severance or termination pay, holiday, vacation or other bonus plan or practice, hospitalization or other medical, life or other insurance, supplemental unemployment benefits, profit sharing, pension, or retirement plan, program, agreement, commitment or arrangement, and each other employee benefit plan, program, agreement or arrangement, including each “employee benefit plan” as such term is defined under Section 3(3) of ERISA, maintained or contributed to or required to be contributed to by a Person for the benefit of any employee or terminated employee of such Person, or with respect to which such Person has any Liability, whether direct or indirect, actual or contingent, whether formal or informal, and whether legally binding or not.

“Business Day” means any day other than a Saturday, Sunday or a legal holiday on which commercial banking institutions in New York, New York are authorized to close for business.

“BVI Act” means the British Virgin Islands Business Companies Act, 2004, as amended.

“Code” means the Internal Revenue Code of 1986, as amended, and any successor statute thereto, as amended. Reference to a specific section of the Code shall include such section and any valid treasury regulation promulgated thereunder.

“Company Charter” means the memorandum and articles of association of the Company, as amended and effective under the BVI Act.

“Company Confidential Information” means all confidential or proprietary documents and information concerning the Target Companies or the Sellers or any of their respective Representatives, furnished in connection with this Agreement or the transactions contemplated hereby; provided, however, that Company Confidential Information shall not include any information which, (i) at the time of disclosure by the Purchaser or its Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by the Company, the Sellers or their respective Representatives to the Purchaser or its Representatives was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such Company Confidential Information.

“Company Common Shares” means the shares of par value $0.0001 each in the Company.

“Consent” means any consent, approval, waiver, authorization or Permit of, or notice to or declaration or filing with any Governmental Authority or any other Person.

“Contracts” means all contracts, agreements, binding arrangements, bonds, notes, indentures, mortgages, debt instruments, purchase order, licenses (and all other contracts, agreements or binding arrangements concerning Intellectual Property), franchises, leases and other instruments or obligations of any kind, written or oral (including any amendments and other modifications thereto).

“Control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract, or otherwise. “Controlled”, “Controlling” and “under common Control with” have correlative meanings. Without limiting the foregoing a Person (the “Controlled Person”) shall be deemed Controlled by (a) any other Person (the “10% Owner”) (i) owning beneficially, as meant in Rule 13d-3 under the Exchange Act, securities entitling such Person to cast ten percent (10%) or more of the votes for election of directors or equivalent governing authority of the Controlled Person or (ii) entitled to be allocated or receive ten percent (10%) or more of the profits, losses, or distributions of the Controlled Person; (b) an officer, director, general partner, partner (other than a limited partner), manager, or member (other than a member having no management authority that is not a 10% Owner) of the Controlled Person; or (c) a spouse, parent, lineal descendant, sibling, aunt, uncle, niece, nephew, mother-in-law, father-in-law, sister-in-law, or brother-in-law of an Affiliate of the Controlled Person or a trust for the benefit of an Affiliate of the Controlled Person or of which an Affiliate of the Controlled Person is a trustee.

“Copyrights” means any works of authorship, mask works and all copyrights therein, including all renewals and extensions, copyright registrations and applications for registration and renewal, and non-registered copyrights.

“DGCL” means the Delaware General Corporation Law, as amended.

“Environmental Law” means any Law in any way relating to (a) the protection of human health and safety, (b) the protection, preservation or restoration of the environment and natural resources (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or (c) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Materials.

“Environmental Liabilities” means, in respect of any Person, all Liabilities, obligations, responsibilities, Remedial Actions, Losses, damages, costs, and expenses (including all reasonable fees, disbursements, and expenses of counsel, experts, and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions, and interest incurred as a result of any claim or demand by any other Person or in response to any violation of Environmental Law, whether known or unknown, accrued or contingent, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute, to the extent based upon, related to, or arising under or pursuant to any Environmental Law, Environmental Permit, Order, or Contract with any Governmental Authority or other Person, that relates to any environmental, health or safety condition, violation of Environmental Law, or a Release or threatened Release of Hazardous Materials.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Foreign Plan” means any plan, fund (including any superannuation fund) or other similar program or arrangement established or maintained outside the United States by the Company or any one or more of its Subsidiaries primarily for the benefit of employees of the Company or such Subsidiaries residing outside the United States, which plan, fund or other similar program or arrangement provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code.

“Fraud Claim” means any claim based in whole or in part upon fraud, willful misconduct or intentional misrepresentation.

“GAAP” means generally accepted accounting principles as in effect in the United States of America.

“Governmental Authority” means any federal, state, local, foreign or other governmental, quasi-governmental or administrative body, instrumentality, department or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

“Hazardous Material” means any waste, gas, liquid or other substance or material that is defined, listed or designated as a “hazardous substance”, “pollutant”, “contaminant”, “hazardous waste”, “regulated substance”, “hazardous chemical”, or “toxic chemical” (or by any similar term) under any Environmental Law, or any other material regulated, or that could result in the imposition of Liability or responsibility, under any Environmental Law, including petroleum and its by-products, asbestos, polychlorinated biphenyls, radon, mold, and urea formaldehyde insulation.

“Indebtedness” of any Person means (a) all indebtedness of such Person for borrowed money (including the outstanding principal and accrued but unpaid interest) or for the deferred purchase price of property or services, (b) any other indebtedness of such Person that is evidenced by a note, bond, debenture, credit agreement or similar instrument, (c) all obligations of such Person under leases that should be classified as capital leases in accordance with GAAP, (d) all obligations of such Person for the reimbursement of any obligor on any line or letter of credit, banker’s acceptance, guarantee or similar credit transaction, in each case, that has been drawn or claimed against, (e) all obligations of such Person in respect of acceptances issued or created, (f) all interest rate and currency swaps, caps, collars and similar agreements or hedging devices under which payments are obligated to be made by such Person, whether periodically or upon the happening of a contingency, (g) all obligations secured by an Lien on any property of such Person and (h) any premiums, prepayment fees or other penalties, fees, costs or expenses associated with payment of any Indebtedness of such Person and (h) all obligations described in clauses (a) through (g) above of any other Person which is directly or indirectly guaranteed by such Person or which such Person has agreed (contingently or otherwise) to purchase or otherwise acquire or in respect of which it has otherwise assured a creditor against loss.

“Intellectual Property” means all of the following as they exist in any jurisdiction throughout the world: Patents, Trademarks, Copyrights, Trade Secrets, Internet Assets, Software and other intellectual property, and all licenses, sublicenses and other agreements or permissions related to the preceding property.

“Internet Assets” means any all domain name registrations, web sites and web pages and related rights, items and documentation related thereto.

“Knowledge” means, with respect to any Party, the actual knowledge of its directors and executive officers, after due inquiry.

“Law” means any federal, state, local, municipal, foreign or other law, statute, legislation, principle of common law, ordinance, code, edict, decree, proclamation, treaty, convention, rule, regulation, directive, requirement, writ, injunction, settlement, Order or Consent that is or has been issued, enacted, adopted, passed, approved, promulgated, made, implemented or otherwise put into effect by or under the authority of any Governmental Authority.

“Liabilities” means any and all liabilities, Indebtedness, Actions or obligations of any nature (whether absolute, accrued, contingent or otherwise, whether known or unknown, whether direct or indirect, whether matured or unmatured and whether due or to become due), including Tax liabilities due or to become due.

“Lien” means any mortgage, pledge, security interest, attachment, right of first refusal, option, proxy, voting trust, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof), restriction (whether on voting, sale, transfer, disposition or otherwise), any subordination arrangement in favor of another Person, any filing or agreement to file a financing statement as debtor under the Uniform Commercial Code or any similar Law.

“Material Adverse Effect” means, with respect to any specified Person, any fact, event, occurrence, change or effect that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon (a) the business, assets, Liabilities, results of operations, prospects or condition (financial or otherwise) of such Person and its Subsidiaries, taken as a whole, or (b) the ability of such Person or any of its Subsidiaries on a timely basis to consummate the transactions contemplated by this Agreement or the Ancillary Documents to which it is a party or bound or to perform its obligations hereunder or thereunder; provided, however, that any changes or effects directly or indirectly attributable to, resulting from, relating to or arising out of the following (by themselves or when aggregated with any other, changes or effects) shall not be deemed to be, constitute, or be taken into account when determining whether there has or may, would or could have occurred a Material Adverse Effect: (i) general changes in the financial or securities markets or general economic or political conditions in the country or region in which such Person or any of its Subsidiaries do business; (ii) changes, conditions or effects that generally affect the industries in which such Person or any of its Subsidiaries principally operate; (iii) changes in GAAP or other applicable accounting principles or mandatory changes in the regulatory accounting requirements applicable to any industry in which such Person and its Subsidiaries principally operate; (iv) conditions caused by acts of God, terrorism, war (whether or not declared) or natural disaster; (v) any failure in and of itself by such Person and its Subsidiaries to meet any internal or published budgets, projections, forecasts or predictions of financial performance for any period (provided that the underlying cause of any such failure may be considered in determining whether a Material Adverse Effect has occurred or would reasonably be expected to occur to the extent not excluded by another exception herein); provided further, however, that any event, occurrence, fact, condition, or change referred to in clauses (i) - (iv) immediately above shall be taken into account in determining whether a Material Adverse Effect has occurred or could reasonably be expected to occur to the extent that such event, occurrence, fact, condition, or change has a disproportionate effect on such Person or any of its Subsidiaries compared to other participants in the industries in which such Person or any of its Subsidiaries primarily conducts its businesses.

“NASDAQ” means NASDAQ Stock Market.

“Organizational Documents” means, with respect to the Purchaser, the Purchaser Charter, and with respect to any other Party or any Purchaser Subsidiary, its Certificate of Incorporation and Bylaws or similar organizational documents, in each case, as amended.

“Order” means any order, decree, ruling, judgment, injunction, writ, determination, binding decision, verdict, judicial award or other action that is or has been made, entered, rendered, or otherwise put into effect by or under the authority of any Governmental Authority.

“Patents” means any patents, patent applications and the inventions, designs and improvements described and claimed therein, patentable inventions, and other patent rights (including any divisionals, provisionals, continuations, continuations-in-part, substitutions, or reissues thereof, whether or not patents are issued on any such applications and whether or not any such applications are amended, modified, withdrawn, or refiled).

“Permits” means all federal, state, local or foreign or other third-party permits, grants, easements, consents, approvals, authorizations, exemptions, licenses, franchises, concessions, ratifications, permissions, clearances, confirmations, endorsements, waivers, certifications, designations, ratings, registrations, qualifications or orders of any Governmental Authority or any other Person.

“Permitted Liens” means (a) Liens for Taxes or assessments and similar governmental charges or levies, which either are (i) not delinquent or (ii) being contested in good faith and by appropriate proceedings, and adequate reserves have been established with respect thereto, (b) other Liens imposed by operation of Law arising in the ordinary course of business for amounts which are not due and payable and as would not in the aggregate materially adversely affect the value of, or materially adversely interfere with the use of, the property subject thereto, (c) Liens incurred or deposits made in the ordinary course of business in connection with social security, (d) Liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the ordinary course of business, or (v) Liens arising under this Agreement or any Ancillary Document.

“Person” means an individual, corporation, partnership (including a general partnership, limited partnership or limited liability partnership), limited liability company, association, trust or other entity or organization, including a government, domestic or foreign, or political subdivision thereof, or an agency or instrumentality thereof.

“Personal Property” means any machinery, equipment, tools, vehicles, furniture, leasehold improvements, office equipment, plant, parts and other tangible personal property.

“Purchaser Charter” means the certificate of incorporation and Bylaws of the Purchaser, as amended and effective under the DGCL.

“Purchaser Confidential Information” means all confidential or proprietary documents and information concerning the Purchaser, its Subsidiaries or any of its Representatives; provided, however, that Purchaser Confidential Information shall not include any information which, (i) at the time of disclosure by the Company, any Seller or their respective Representatives, is generally available publicly and was not disclosed in breach of this Agreement or (ii) at the time of the disclosure by the Purchaser or its Representatives to the Company, any Seller or their respective Representatives was previously known by such receiving party without violation of Law or any confidentiality obligation by the Person receiving such Purchaser Confidential Information. For the avoidance of doubt, from and after the Closing, Purchaser Confidential Information will include the confidential or proprietary information of the Target Companies.

“Purchaser Shares” means the shares of common stock, par value $0.001 per share, of the Purchaser.

“Purchaser Share Price” shall mean the average closing trade price of each Purchaser Share (or any successor equity security, including equity securities of a successor entity issued in exchange for Purchaser Shares) as listed by NASDAQ (or any successor exchange or quotation system on which such shares are listed or quoted) for the twenty (20) day trading period ending on the trading day immediately prior to the date of determination.

“Release” means any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, or leaching into the indoor or outdoor environment, or into or out of any property.

“Remedial Action” means all actions to (i) clean up, remove, treat, or in any other way address any Hazardous Material, (ii) prevent the Release of any Hazardous Material so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment, (iii) perform pre-remedial studies and investigations or post-remedial monitoring and care, or (iv) correct a condition of noncompliance with Environmental Laws.

“Representative” means, as to any Person, such Person’s Affiliates and its and their managers, directors, officers, employees, agents and advisors (including financial advisors, counsel and accountants).

“SEC” means the Securities and Exchange Commission (or any successor Governmental Authority).

“Securities Act” means the Securities Act of 1933, as amended.

“Software” means any computer software programs, including all source code, object code, and documentation related thereto and all software modules, tools and databases.

“SOX” means the Sarbanes-Oxley Act of 2002, as amended.

“Subsidiary” means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interests thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons will be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons will be allocated a majority of partnership, association or other business entity gains or losses or will be or control the managing director, managing member, general partner or other managing Person of such partnership, association or other business entity.

“Target Company” means each of the Company and its direct and indirect Subsidiaries and V.I.E.s.

“Tax Return” means any return, declaration, report, claim for refund, information return or other documents (including any related or supporting schedules, statements or information) filed or required to be filed in connection with the determination, assessment or collection of any Taxes or the administration of any Laws or administrative requirements relating to any Taxes.

“Taxes” means (a) all direct or indirect federal, state, local, foreign and other net income, gross income, gross receipts, sales, use, value-added, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, social security and related contributions due in relation to the payment of compensation to employees, excise, severance, stamp, occupation, premium, property, windfall profits, alternative minimum, estimated, customs, duties or other taxes, fees, assessments or charges of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts with respect thereto, (b) any Liability for payment of amounts described in clause (a) whether as a result of being a member of an affiliated, consolidated, combined or unitary group for any period or otherwise through operation of law and (c) any Liability for the payment of amounts described in clauses (a) or (b) as a result of any tax sharing, tax group, tax indemnity or tax allocation agreement with, or any other express or implied agreement to indemnify, any other Person.

“Trade Secrets” means any trade secrets, confidential business information, concepts, ideas, designs, research or development information, processes, procedures, techniques, technical information, specifications, operating and maintenance manuals, engineering drawings, methods, knowhow, data, mask works, discoveries, inventions, modifications, extensions, improvements, and other proprietary rights (whether or not patentable or subject to copyright, trademark, or trade secret protection).

“Trademarks” means any trademarks, service marks, trade dress, trade names, brand names, internet domain names, designs, logos, or corporate names (including, in each case, the goodwill associated therewith), whether registered or unregistered, and all registrations and applications for registration and renewal thereof.

“WFOE” means Shanghai Pangmai Internet Science and Technology Co., Ltd.

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be signed and delivered by its respective duly authorized officer as of the date first written above.

The Purchaser:

CHINA COMMERCIAL CREDIT, INC.,
a Delaware corporation

By:	/s/ Long Yi
Name: Long Yi
Title: Chief Financial Officer

The Company:

SORGHUM INVESTMENT HOLDINGS LIMITED
a British Virgin Islands company

By:	/s/ Darong Huang
Name: Darong Huang
Title: Director

The Sellers:

Broomcorn Holdings Limited

By:	/s/ Huang, Darong
Name: Huang, Darong
Title: Director

Zhao, Cifang

By:	/s/ Zhao, Cifang
Name: Zhao, Cifang

Xu, Jianhua

By:	/s/ Xu, Jianhua
Name: Xu, Jianhua

Yang, Shumin

By:	/s/ Yang, Shumin
Name: Yang, Shumin

Feng, Wei

By:	/s/ Feng, Wei
Name: Feng, Wei

Hong, Wenxue

By:	/s/ Hong, Wenxue
Name: Hong, Wenxue
Chen, Manshu

By:	/s/ Chen, Manshu
Name: Chen, Manshu

Yang, Yi

By:	/s/ Yang, Yi
Name: Yang, Yi

Zheng, Dinghai

By:	/s/ Zheng, Dinghai
Name: Zheng, Dinghai
Li, Tongzuan

By:	/s/ Li, Tongzuan
Name: Li, Tongzuan
Ma, Ruxun

By:	/s/ Ma, Ruxun
Name: Ma, Ruxun

He, Tingshu

By:	/s/ He, Tingshu
Name: He, Tingshu

Zou, Pingqing

By:	/s/ Zou, Pingqing
Name: Zou, Pingqing

Hu, Ping

By:	/s/ Hu, Ping
Name: Hu, Ping

Exhibit A

Form of Non-Competition and Non-Solicitation Agreement

Exhibit B

Form of Lock-up Agreement

Annex B

August 10, 2017

The Board of Directors

China Commercial Credit, Inc.

No.1 Zhongying Commercial Plaza,

Zhong Ying Road,

Wujiang, Suzhou,

Jiangsu Province, China

Ladies and Gentlemen:

We understand that China Commercial Credit, Inc., a corporation incorporated in the state of Delaware (“CCCR” or the “Purchaser”), has entered into a Share Exchange Agreement (the “Exchange Agreement”) among the Purchaser and the individuals listed therein (collectively, the “Sellers” and, individually, a “Seller”), pursuant to which the Purchaser will purchase (the “Transaction”) all of the issued and outstanding shares (the “Shares”) of Sorghum Investment Holdings Limited, a British Virgin Islands Company (the “Company”). In full payment for the Purchased Shares, the Purchaser shall issue and deliver to the Sellers an aggregate of 152,586,795 of its unregistered shares (the “Exchange Shares.”) Each of the Purchaser and the Sellers are referred to herein, individually, as a “Party” and, collectively, as the “Parties.”

The terms and conditions of the Transaction are more fully set forth in the Transaction Documentation. Capitalized term used but not otherwise defined herein shall have the meanings ascribed to them in the Exchange Agreement. You have provided us with drafts of the Transaction Documentation, all of which we have been told are substantially final form.

You have requested our opinion as to whether, as of the date hereof, the Consideration is fair, from a financial point of view, to the Purchaser.

For purposes of the opinion set forth herein, we have, among other things:

1.	reviewed certain internal non-public historical financial statements, analyses, and other financial and operating data relating to the business of the Company, in each case, prepared by management of the Company (the “Company Historic Data”);

2.	reviewed certain internal, forward-looking, analyses, forecasts, and operating data relating to the business of the Company, in each case, prepared by management of the Company (the “Company Forecasts”);

3.	reviewed certain internal historical financial statements, analyses, and other financial and operating data relating to the business of the Purchaser, in each case, prepared by management of the Purchaser and as filed in the Company’s Form 10-K for the years ended 2016 and 2015 and Form 10-Q for the fiscal quarter ended March 31, 2017 (the “Purchaser Historic Data”);

4.	discussed the past and current operations, financial condition and prospects of the Company with senior executives of the Purchaser and the Company;

5.	discussed the past and current operations, financial condition and prospects of the Purchaser with senior executives of the Purchaser;

6.	reviewed certain publicly-available financial data, stock market performance data and trading multiples of companies which we believe to be generally comparable to the Company;

7.	reviewed the financial terms of certain relevant transactions which we deemed generally comparable to the Transaction;

8.	performed a discounted cash flow analysis on the Company Forecasts; and

9.	conducted such other financial studies, analyses and investigations, and considered such other factors, as we have deemed appropriate.

In arriving at our opinion, we have assumed and relied upon, without independent verification, the accuracy and completeness of the financial and other information supplied or otherwise made available to us by the Purchaser and the Company (including information that is available from generally recognized public sources) for purposes of this opinion and have further relied upon the assurances of the management of the Purchaser and the Company that information furnished by them for purposes of our analysis does not contain any material omissions or misstatements of material fact. We do not assume responsibility for the accuracy or completeness of any such information. We also assumed that there has been no material change in the assets, financial condition, business or prospects of the Purchaser or the Company since the date of the most recent financial statements provided to us.

With respect to the Forecasts, we have been advised by management of the Purchaser and the Seller and have assumed, with your consent, that they have been reasonably prepared on bases reflecting the best currently available estimates and good faith judgments of management of the Purchaser and the Company, respectively, as to the future financial performance of the Purchaser and the Company and the other matters covered thereby and we express no view as to the assumptions on which they are based. We have further relied upon the assurance of senior management of the Purchaser and the Company, as the case may be, that they are unaware of any facts that would make the information and Forecasts incomplete or misleading.

In arriving at our opinion, we have not made or obtained any independent valuation or appraisal of the assets or liabilities (including any contingent, derivative or off-balance-sheet assets and liabilities) of either the Purchaser or the Company, nor have we been furnished with any such valuations or appraisals, nor have we assumed any obligation to conduct, nor have we conducted, any physical inspection of the properties or facilities of either the Purchaser or the Company.

780 Third Avenue, 43rd Floor

New York, NY 10017

We have assumed that the final executed Transaction Documentation, including the Seller audited financial statements, will not differ in any material respect from the drafts of the Transaction Documentation reviewed by us and that the Transaction will be consummated in accordance with the terms set forth in the Exchange Agreement, without material modification, waiver or delay. In addition, we have assumed that (i) in connection with the receipt of all the necessary approvals of the proposed Transaction, no delays, limitations, conditions or restrictions will be imposed that could have an adverse effect on the Parties, (ii) all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any material adverse effect on the Purchaser or the Company, and (iii) the representations and warranties contained in the Exchange Agreement made by the parties thereto are true and correct in all respects material to our analysis.

We do not express any opinion as to any tax or other consequences that may result from the transactions contemplated by the Exchange Agreement, nor does our opinion address any legal, tax, regulatory or accounting matters, as to which we understand the Parties has received such advice as it deems necessary from qualified professionals. Our opinion does not address the underlying business decision of the Parties to enter into the Exchange Agreement or the relative merits of the Transaction as compared with any other strategic alternative which may be available to the Parties. To date, we have not been authorized to solicit and have not solicited indications of interest in a transaction with the Parties from any Party.

We have acted as financial advisor to the Board of Directors of the Purchaser in connection with the Transaction and have received a fee for our services pursuant to an engagement letter with the Purchaser (the “Engagement Letter”) of $100,000 in cash and 30,000 shares of Common Stock. Such fee was not contingent and was paid $50,000 on signing of the Engagement Letter and $50,000 (and the issuance of the 30,000 shares of stock) upon issuance of the Opinion, which was due and payable regardless of the Opinions’ conclusion. In addition, the Purchaser has agreed to indemnify us for certain liabilities and other items arising out of our engagement.

Axiom Capital Management, Inc. (“Axiom”) has not received any other compensation from the Purchaser during the two years preceding the date of this opinion. Notwithstanding, Axiom was subject to a class action law suit as a result of its role as Underwriter in two public offerings of the purchaser as described in the paragraph below. Pursuant to such litigation, Axiom asserted its claims to indemnification and as a result, the Company paid $49,416.50 of Axiom’s legal expense.

On August 14, 2013 Axiom acted as a Co-Managing Underwriter for the initial public offering of the Purchaser and on May 9, 2014 as Sole Book Running Manager of the Company’s Follow-On Offering. As a result of this engagement and the prior public offerings, Axiom, as well as certain of its officers, directors and employees maintain ownership positions in the Purchaser’s common shares. Further, Axiom and its affiliates may in the future provide investment banking and other financial services to the Purchaser and its respective affiliates for which we would expect to receive compensation. In the ordinary course of our business activities, Axiom or its affiliates may at any time hold long or short positions, and may trade or otherwise effect transactions, for their own account or the accounts of customers or clients in the common stock of the Purchaser. The issuance of this opinion was not approved by a fairness committee of Axiom.

780 Third Avenue, 43rd Floor

New York, NY 10017

This opinion does not constitute a recommendation to the Board of Directors of the Purchaser in connection with the Transaction, nor does this opinion constitute a recommendation to any holders of the Purchaser’s common shares as to how to vote in connection with the Transaction if such vote is held. Our opinion does not address the Purchaser’s underlying business decision to pursue the Transaction, the relative merits of the Transaction as compared to any alternative business or financial strategies that might exist for the Purchaser or the effects of any other transaction in which the Purchaser might engage. In addition, this opinion does not constitute a solvency opinion or a fair value opinion, and we have not evaluated the solvency or fair value of the Purchaser under any federal or state laws relating to bankruptcy, insolvency or similar matters. Furthermore, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of the Purchaser’s or the Company’s officers, directors or employees, or any class of such persons, in connection with the Transaction relative to the Consideration

Our opinion is necessarily based on financial, economic, market and other conditions as in effect on, and the information made available to us as of, the date hereof. It should be understood that subsequent developments may affect this opinion and the assumptions used in preparing it, and we do not have any obligation to update, revise, or reaffirm this opinion.

Based upon and subject to the foregoing, including the various assumptions, limitations, qualifications and other conditions set forth herein, we are of the opinion that, as of the date hereof, the Consideration to be paid by the Purchaser pursuant to the Exchange Agreement is fair, from a financial point of view, to the Purchaser.

Very truly yours,

/s/ AXIOM CAPITAL MANAGEMENT, INC.

780 Third Avenue, 43rd Floor

New York, NY 10017

Annex C

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF

China Commercial Credit, Inc.

Adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware

The undersigned, being a duly authorized officer of China Commercial Credit, Inc. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article FIRST thereof in its entirety and inserting the following in lieu thereof:

“FIRST: The name of this Corporation is Wheat Financial Services Group.”

2. The Certificate of Incorporation of the Corporation is hereby amended by deleting Article FOURTH thereof in its entirety and inserting the following in lieu thereof:

“Fourth: The total number of shares which the Corporation shall have the authority to issue is one billion one hundred million (1,100,000,000) shares of two classes of capital stock to be designated respectively preferred stock ("Preferred Stock") and common stock ("Common Stock"). The total number of shares of Common Stock the Corporation shall have authority to issue is 1,000,000,000 shares, par value $0.001 per share. The total number of shares of Preferred Stock the Corporation shall have authority to issue is 100,000,000 shares, par value $0.001 per share. The Preferred Stock authorized by this Certificate of Incorporation may be issued in series. The Board of Directors is authorized to establish series of Preferred Stock and to fix, in the manner and to the full extent provided and permitted by law, the rights, preferences and limitations of each series of the Preferred Stock and the relative rights, preferences and limitations between or among such series including, but not limited to:

(1) the designation of each series and the number of shares that shall constitute the series;

(2) the rate of dividends, if any, payable on the shares of each series, the time and manner of payment and whether or not such dividends shall be cumulative;

(3) whether shares of each series may be redeemed and, if so, the redemption price and the terms and conditions of redemption;

(4) sinking fund provisions, if any, for the redemption or purchase of shares of each series which is redeemable;

(5) the amount, if any, payable upon shares of each series in the event of the voluntary or involuntary liquidation, dissolution or winding up of the corporation, and the manner and preference of such payment; and

(6) the voting rights, if any, in the shares of each series and any conditions upon the exercising of such rights.

Effective as of [    ] pm, New York time, on [    ], 2017 (the “Effective Time”), each share of the Corporation’s common stock, $0.001 par value per share (the “Old Common Stock”), issued and outstanding immediately prior to the Effective Time, will be automatically reclassified as and converted into [    ] of a share of common stock, $0.001 par value per share, of the Corporation (the “New Common Stock”). Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent the number of shares of the New Common Stock as equals the product obtained by multiplying the number of shares of Old Common Stock represented by such certificate immediately prior to the Effective Time by [    ]. A holder of record of Old Common Stock on the Effective Time who would otherwise be entitled to a fraction of a share of New Common Stock shall have the number of shares of New Common Stock which they are entitled rounded up to the nearest whole number of shares. No stockholders will receive cash in lieu of fractional shares. ”

3. The foregoing amendment was duly adopted in accordance with the provisions of Section 242 and 228 (by the written consent of the stockholders of the Corporation) of the General Corporation Law of the State of Delaware.

Dated: __________, 2017

China Commercial Credit, Inc.

By:
Name:	Long Yi,
Title:	Chief Financial Officer and Director

C-1